Filed with the Securities and Exchange Commission on April 24, 2020

Registration No. 333-142456

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 17	☒

(Check appropriate box or boxes)

AXA EQUITABLE LIFE INSURANCE COMPANY

(Exact Name of Registrant)

AXA EQUITABLE LIFE INSURANCE COMPANY

(Name of Depositor)

1290 Avenue of the Americas, New York, New York 10104

(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (212) 554-1234

SHANE DALY

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

(Names and Addresses of Agents for Service (212)554-1234)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2020 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.
☐	On (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Account under variable annuity contracts.

EXPLANATORY NOTE:

This Post-Effective Amendment No. 17 (“PEA”) to the Registration Statement No. 333-142456 (“Registration Statement”) of AXA Equitable Life Insurance Company (“AXA Equitable”) and its Separate Account No. 66 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectuses, Supplements to the Prospectus and Statements of Additional information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated May 1, 2020 to the current variable life and variable annuity prospectuses

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

PLEASE NOTE: The name changes, mergers and additions described below may not all be applicable to your contract or policy.

COMPANY NAME CHANGES. Subject to regulatory approval, effective on or about June 15, 2020:

Existing Name		New Name
AXA Equitable Life Insurance Company	will change its name to	Equitable Financial Life Insurance Company
AXA Advisors, LLC	will change its name to	Equitable Advisors, LLC
AXA Distributors, LLC	will change its name to	Equitable Distributors, LLC
AXA Equitable Funds Management Group, LLC	will change its name to	Equitable Investment Management Group, LLC
AXA Equitable Network, LLC	will change its name to	Equitable Network, LLC

Until each name change occurs, please read the prospectus using the corresponding “existing name” listed above. For some period of time after each name change occurs, you may still receive correspondence or documents using the corresponding existing name.

TRUST AND VARIABLE INVESTMENT OPTION NAME CHANGES. Subject to regulatory approval and any necessary conditions precedent, effective on or about June 15, 2020:

Existing Name		New Name
AXA Premier VIP Trust	will change its name to	EQ Premier VIP Trust
Charter Multi-Sector Bond	will change its name to	EQ/Core Plus Bond
EQ/Oppenheimer Global	will change its name to	EQ/Invesco Global
All Asset Growth-Alt 20	will change its name to	EQ/All Asset Growth Allocation
EQ/Capital Guardian Research	will change its name to	EQ/Capital Group Research
EQ/MFS International Value	will change its name to	EQ/MFS International Intrinsic Value

Until each name change occurs, please read the prospectus using the corresponding “existing name” listed above. For some period of time after each name change occurs, you may still receive correspondence or documents using the corresponding existing name.

UNDERLYING FUND PORTFOLIO AND VARIABLE INVESTMENT OPTION MERGERS. Subject to regulatory approval and any necessary conditions precedent, effective on or about June 8, 2020:

Acquired Variable Investment Option & Underlying Fund Portfolio		Acquiring Variable Investment Option & Underlying Fund Portfolio
Charter Aggressive Growth	will be merged into	EQ/All Asset Growth Allocation
Charter Growth	will be merged into	EQ/All Asset Growth Allocation
Charter Moderate	will be merged into	EQ/All Asset Growth Allocation
Charter Moderate Growth	will be merged into	EQ/All Asset Growth Allocation
Multimanager Mid Cap Growth	will be merged into	EQ/Janus Enterprise
EQ/UBS Growth and Income	will be merged into	EQ/Capital Guardian Research
EQ/Franklin Templeton Allocation Managed Volatility	will be merged into	EQ/Aggressive Growth Strategy
EQ/MFS Technology II	will be merged into	EQ/MFS Technology

Subject to regulatory approval and any necessary conditions precedent, effective on or about June 15, 2020:

Acquired Variable Investment Option & Underlying Fund Portfolio		Acquiring Variable Investment Option & Underlying Fund Portfolio
Charter Conservative	will be merged into	EQ/Conservative Allocation
Charter Small Cap Growth	will be merged into	EQ/Morgan Stanley Small Cap Growth
Charter Small Cap Value	will be merged into	1290 VT Small Cap Value
Multimanager Mid Cap Value	will be merged into	EQ/American Century Mid Cap Value
EQ/Templeton Global Equity Managed Volatility	will be merged into	1290 VT SmartBeta Equity

Until each merger occurs, the variable investment option that invests in the underlying portfolio being acquired will be available for investment. Once each merger occurs, the variable investment option that invests in the underlying portfolio that was acquired will no longer be available for investment. For some period of time after each merger occurs, you may still receive correspondence or documents using the corresponding acquired fund name.

NEW VARIABLE INVESTMENT OPTIONS. Subject to regulatory approval and any necessary conditions precedent, the following variable investment options and corresponding underlying fund portfolios will be available in the corresponding products on or about June 8, 2020:

Variable Investment Option & Underlying Fund Portfolio		Product(s)
EQ/Aggressive Growth Strategy	will be added to	Accumulator®; The Accumulator® Series; The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 201); EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® (Series 801); EQUI-VEST® (Series 900); EQUI-VEST® (Series 901); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Retirement Cornerstone® Series
EQ/MFS Technology	will be added to	Champion 2000; COLI Institutional Series; Incentive Life®; Incentive Life® 2000; Incentive Life® ’02; Incentive Life® ’06; Incentive Life Legacy®; Incentive Life Legacy® (EFLOA); Incentive Life Legacy® II; IncentiveLife Legacy® III; Incentive Life Legacy® II (EFLOA); IncentiveLife Legacy® III (EFLOA); Incentive Life Optimizer®; Incentive Life Optimizer® II; IncentiveLife Optimizer® III; IncentiveLife Optimizer® III (EFLOA); Incentive Life Plus®; Retirement Cornerstone® Series 15.0; Retirement Cornerstone® Series 15A; Retirement Cornerstone® Series 15B; Special Offer Policy; Survivorship Incentive Lifesm Legacy

Subject to regulatory approval and any necessary conditions precedent, the following variable investment options and corresponding underlying fund portfolios will be available in the corresponding products on or about June 15, 2020 (as indicated below):

Variable Investment Option & Underlying Fund Portfolio		Product(s)
1290 VT Small Cap Value	will be added to	300+ Series; The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; Champion 2000; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Incentive Life®; Incentive Life® 2000; Incentive Life® ’02; Incentive Life® ’06; Incentive Life Legacy®; Incentive Life Legacy® (Equitable Financial Life Insurance Company of America “EFLOA”); Incentive Life Legacy® II; IncentiveLife Legacy® III; Incentive Life Legacy® II (EFLOA); IncentiveLife Legacy® III (EFLOA); Incentive Life Optimizer®; Incentive Life Optimizer® II; IncentiveLife Optimizer® III; IncentiveLife Optimizer® III (EFLOA); Incentive Life Plus®; Momentumsm; Momentumsm Plus; Retirement Cornerstone® Series 12.0; Retirement Cornerstone® Series 13.0; Retirement Cornerstone® Series 15.0; Retirement Cornerstone® Series 15A; Retirement Cornerstone® Series 15B; Retirement Investment Account®; Special Offer Policy; Survivorship Incentive LifeSM Legacy
1290 VT SmartBeta Equity	will be added to	Accumulator®; The Accumulator® Series; The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; American Dental Association; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Retirement Cornerstone® Series; Retirement Cornerstone® Series 12.0

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Variable Investment Option & Underlying Fund Portfolio		Product(s)
EQ/American Century Mid Cap Value	will be added to	The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 900); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® Vantagesm Additional Contributions Tax-Sheltered (ACTS) Program, New Jersey Department of Higher Education; Momentumsm; Momentumsm Plus
EQ/Conservative Allocation	will be added to	Investment Edge® 15.0
EQ/Morgan Stanley Small Cap Growth	will be added to	The Accumulator® Series 11.0; The Accumulator® Series 13.0; The Accumulator® Series 13A; Champion 2000; EQUI-VEST® (Series 100-500); EQUI-VEST® Employer-Sponsored Retirement Plans; EQUI-VEST® (Series 700); EQUI-VEST® (Series 701); EQUI-VEST® (Series 800); EQUI-VEST® (Series 801); EQUI-VEST® (Series 900); EQUI-VEST® (Series 901); EQUI-VEST® Employer-Sponsored Retirement Plans TSA Advantagesm; EQUI-VEST® Employer-Sponsored Retirement Plans TSA Vantagesm; Incentive Life®; Incentive Life® 2000; Incentive Life® ’02; Incentive Life® ’06; Incentive Life Legacy®; Incentive Life Legacy® (EFLOA); Incentive Life Legacy® II; IncentiveLife Legacy® III; Incentive Life Legacy® II (EFLOA); IncentiveLife Legacy® III (EFLOA); Incentive Life Optimizer®; Incentive Life Optimizer® II; IncentiveLife Optimizer® III; IncentiveLife Optimizer® III (EFLOA); Incentive Life Plus®; Investment Edge® 15.0; Momentumsm; Momentumsm Plus; Special Offer Policy; Survivorship Incentive Lifesm Legacy

This means if you own one of the products listed above you can allocate contributions or transfer account value into the corresponding variable investment options once they are available. However, this also means if you own one of the products listed above you cannot allocate contributions or transfer account value into the corresponding variable investment options before they are available, and any premature allocation instructions will not be in good order.

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Members Retirement Program

Prospectus dated May 1, 2020

Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

About the Members Retirement Program

The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts (“Plan Trusts”) maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the Guaranteed Interest Option (the “guaranteed option”), and (2) the investment funds (the “Funds”) listed in the table below.

As previously advised, on July 10, 2015, the 3-year and 5-year Guaranteed Rate Accounts were closed to contributions, transfers and loan repayments. The Money Market Guarantee Account has been closed to new amounts since January 1, 2009.

What is the Members Retirement Program contract?

The Members Retirement Program contract is a group annuity contract issued by Equitable Financial Life Insurance Company (the “Company,” “we,” “our,” and “us”), formerly AXA Equitable Life Insurance Company. Contributions to the Plan Trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.

Investment options

Asset Allocation

•	1290 VT DoubleLine Dynamic Allocation
•	AllianceBernstein Balanced
•	EQ/Aggressive Allocation(2)
•	EQ/All Asset Growth Allocation(4)(1)
•	EQ/Conservative Allocation(2)
•	EQ/Conservative-Plus Allocation(2)
•	EQ/Moderate Allocation(2)
•	EQ/Moderate-Plus Allocation(2)
•	Target 2015 Allocation(3)
•	Target 2025 Allocation(3)
•	Target 2035 Allocation(3)
•	Target 2045 Allocation(3)
•	Target 2055 Allocation(3)
•	1290 Retirement 2020
•	1290 Retirement 2025
•	1290 Retirement 2030
•	1290 Retirement 2035
•	1290 Retirement 2040
•	1290 Retirement 2045
•	1290 Retirement 2050
•	1290 Retirement 2055
•	1290 Retirement 2060

Cash Equivalents

•	EQ/Money Market
•	Guaranteed Interest Option

International/Global Stocks

•	EQ/Global Equity Managed Volatility
•	EQ/International Core Managed Volatility
•	EQ/International Equity Index
•	EQ/MFS International Growth

Bonds

•	EQ/Core Plus Bond(4)
•	EQ/Intermediate Government Bond
•	EQ/PIMCO Global Real Return
•	EQ/PIMCO Ultra Short Bond
•	Multimanager Core Bond
•	Vanguard VIF Total Bond Market Index

Large Cap Stocks

•	1290 VT Equity Income
•	1290 VT Socially Responsible
•	AllianceBernstein Growth Equity
•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/ClearBridge Large Cap Growth
•	EQ/Capital Group Research(4)
•	EQ/Equity 500 Index
•	EQ/Large Cap Growth Index
•	EQ/T. Rowe Price Growth Stock
•	Vanguard VIF Total Stock Market Index

Mid Cap Stocks

•	AllianceBernstein Mid Cap Growth
•	EQ/Mid Cap Value Managed Volatility
•	EQ/Janus Enterprise
•	EQ/Mid Cap Index

Small Cap Stocks

•	1290 VT GAMCO Small Company Value
•	EQ/AB Small Cap Growth
•	EQ/Small Company Index

Specialty

•	1290 VT GAMCO Mergers & Acquisitions

Sector

•	Multimanager Technology

(1)	The “All Asset” Portfolios.
(2)	The “EQ/Allocation” Portfolios.
(3)	This variable investment option was closed to contributions on or about July 12, 2018.
(4)

This is the variable investment option’s new name. Please see “Portfolios of the Trusts” later in this prospectus for the variable investment option’s former name which may continue to be used in certain documents for a period of time after the date of this prospectus.

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by the Company. Each of the other Funds invests in shares of a corresponding portfolio (“Portfolio”) of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the “Investment Trusts”). You should also read the prospectuses for the Trusts and keep them for future reference. As described in more detail in the “Portfolios of the Investment Trusts” section of the prospectus, the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio was closed to contributions on or about July 12, 2018.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

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Guaranteed options.  The guaranteed option we offer is the Guaranteed Interest Option. The Guaranteed Interest Option is part of our general account. If you are an existing contract owner, you may still have allocated values to the Money Market Guarantee Account or the 5-Year Guaranteed Rate Account. The 5-year Guaranteed Rate Account and Money Market Guarantee Account are closed to contributions, transfers and loan repayments. The 5-Year Guaranteed Account since July 10, 2015 and the Money Market Guarantee Account since January 1, 2009. The Money Market Guarantee Account has been closed to new contributions since January 1, 2009. See “Investment Options” later in this prospectus.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information (“SAI”), dated May 1, 2020, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o Equitable Financial Life Insurance Company, Box 4875 Syracuse, NY 13221, or calling 1-800-526-2701.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3).  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-526-2701 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling (877) 522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Contents of this Prospectus

Index of key words and phrases	5
The Company	6
How to reach us	7
The Program at a glance — key features	9
Employer choice of retirement plans	9
Plan features	9
The Contract at a glance — key features	10

Fee table	12

Examples	13
Condensed financial information	13
Financial statements of investment funds	13

1. Investment options	14
The Funds	14
The Investment Trusts	17
Portfolios of the Investment Trusts	18
Risks of investing in the Funds	26
Additional information about the Funds	27
The guaranteed options	28

2. How we value your account balance in the Funds	29
For amounts in the Funds	29
How we determine the unit value	29
How we value the assets of the Funds	29

3. Transfers and access to your account	31
Transfers among investment options	31
Disruptive transfer activity	31
Our Automated Voice Response System and our Internet website	32
Participant loans	32
Choosing benefit payment options	33
Spousal Consent	34
Proof of correct information	34
Required minimum distribution payments after you die	35

Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as “you” and “your,” we generally mean the individual plan participant in one or more of the plans available in the Program. For example, “you” and “your” may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract’s owner’s instructions under the contract. For example, in “Transfers and access to your account.”

As explained in certain sections, “you” and “your” may sometimes refer to the employer. For example, “The Program” section of this prospectus is primarily directed at the employer.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by us. You should not rely on any other information or representation.

3

4. The Program	37
Summary of plan choices	37
Getting started	37
How to make Program contributions	37
Allocating Program contributions	38
Distributions from the investment options	38
Rules applicable to participant distributions	38

5. Charges and expenses	40
Charges for state premium and other applicable taxes	41
Fees paid to associations	41
General information on fees and charges	41
Charges that the Trusts deduct	41

6. Tax information	42
Buying a contract to fund a retirement arrangement	42
Lifetime required minimum distribution	42
Income taxation of distributions to qualified plan participants	42
In-Plan Roth rollover	43
Tax withholding and information reporting	44
Impact of taxes to the Company	44

7. More information	45
CARES Act	45
About Program changes or terminations	45
IRS disqualification	45
About the separate accounts	45
About the general account	45
COVID-19	46
Cybersecurity risks and catastrophic events	46
About legal proceedings	46
Financial statements	46
About the trustee	47
Distribution of the contracts	47
Reports we provide and available information	47
Acceptance	47

Appendix

I	—	Condensed financial information	I-1

Statement of additional information Table of contents

4

Index of key words and phrases

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.

Page

Automated Voice Response System	7, 32
The Company	6
beneficiary	33
benefit payment options	10, 39
business day	29
contract	1
corresponding portfolio	1
disruptive transfer activity	31
eligible rollover distributions	42
fair valuation	30
GIO	28
GRA	28
guaranteed options	2, 10, 28
individually designed plan	37
IRA	42

Page
IRS Pre-Approved Plan	9, 37
investment funds	1, 13
investment options	14
Investment Trusts	17
market timing	31
Money Market Guarantee Account	14, 28, 38
Pooled Trust	37
Program	37
Roth 401(k)	9, 37
separate accounts	45
Separate Trust	37
unit value	29
unit	29
5-year GRA	28

5

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $734.4 billion in assets as of December 31, 2019. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

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How to reach us

You may communicate with us at the mailing addresses listed below for the purposes described. You can also use the Internet to access information about your account and to complete certain requests. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

•	Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

•	Unit values and other account information under your plan.

•	Any other information or materials that we provide in connection with the Program.

Information on joining the Program

By Internet:

The Members Retirement Program website mrp.equitable.com, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on “Contact us.”

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

By Phone:

1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)

By regular mail:

The Members Retirement Program

c/o Equitable Financial Life Insurance Company

Box 4875

Syracuse, NY 13221

By registered, certified, or overnight delivery:

The Members Retirement Program

c/o Equitable Financial Life Insurance Company

100 Madison St., MD-34-42

Syracuse, NY 13202

Information once you join the Program

By phone:

1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Retirement Plan Account Managers available weekdays 9 a.m. to 5 p.m., Eastern Time).

By Internet for amounts in the Plan Trust

By logging on to mrp.equitable.com, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

•	Investment performance, current investment fund unit values, and current guaranteed option interest rates.

•	Transfer assets between investment options and obtain account balance information.

•	Change the allocation of future contributions.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

•	Standard and Customizable Reports

•	Online remittal of Contributions

•	Online remittal of annual Plan and Participant Census Information

•	Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)

Toll-free Automated Voice Response System:

By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use our Automated Voice Response System to:

•	Transfer between investment options and obtain account balance information.

•	Change the allocation of future contributions.

•	Hear personalized performance information and fund unit values.

Our Automated Voice Response System operates 24 hours a day. You may speak with our Retirement Plan Account Managers during regular business hours about any matters covered by our Automated Voice Response System.

For correspondence without contribution checks sent by regular mail:

The Members Retirement Program

P.O. Box 4875

Syracuse, NY 13221

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For correspondence with contribution checks sent by regular mail:

The Association Members Retirement Program

P.O. Box 13678

Newark, NJ 07188-3678

For all correspondence (with or without contribution checks) sent by registered, certified, or overnight delivery:

Equitable Financial Life Insurance Company

Association Service MD-34-42

100 Madison Street

Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.

By E-Mail

We welcome your comments and questions regarding the Members Retirement Program or website. If you have a comment or suggestion email us from the Program website. Go to mrp.equitable.com, Participant Log-In and click on “Contact Us”.

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The Program at a glance — key features

Employer choice of retirement plans

Our IRS Pre-Approved Plan (“Plan”) is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A “designated Roth contribution” (“Roth 401(k)”) may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See “Tax Information” below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Program’s investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

Plan features

IRS Pre-Approved Plan:

•	The Program investment options are the only investment choices.

•	Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

•	Use of our Separate Trust.

•	No minimum amount must be invested.

•	Online Form 5500 reporting.

•	Automatic updates for law changes (may require employer adoption) and reporting.

Investment only:

•	Our Pooled Trust is used for investment only.

•	Recordkeeping services provided for plan assets in Pooled Trust.

Plan charges and expenses:

•	Plan and transaction charges vary by type of plan adopted, or by specific transaction.

Additional features for amounts held in the trust:

•	Toll-free number available for transfers and account information.

•	Internet website access to account information and transactions.
•	Participant loans (if elected by your employer; some restrictions apply).

•	Regular statements of account.

•	Retirement Program Specialist and Retirement Plan Account Manager support.

•	Daily valuation of accounts.

	IRS Pre-Approved Plan	Pooled Trust for Individually Designed Plans
Who selects investments?	Participant	Participant or Trustee, as specified under your “Plan”
Are loans available?	Yes, if permitted under your “Plan”	Yes, if permitted under your Plan
When are you eligible for distributions?	Upon retirement, death, disability or termination of employment	Benefits depend upon the terms of your “Plan”

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The Contract at a glance — key features

Contributions:

•	Can be allocated to any one option or divided among them.

•	Must be made by check or money order payable to the Company or remitted online.

•	Must be sent along with the form acceptable to us.

•

Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Transfers among investment options:

•	Generally, amounts may be transferred among the investment options at any time.

•	Transfers may be made through our Automated Voice Response System or Program website.

•	There is no charge for transfers and no tax liability.

•	Transfers from the Guaranteed Rate Account may not be made prior to maturity.

Charges and expenses:

•	Program expense charge assessed against combined value of Program assets in the Trust.

•	Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

•	Record maintenance and report fee.

•	Enrollment fee.

•	Indirectly, charges of underlying Portfolios for investment management, 12b-1 fees and other expenses.

Professional investment management:

Through the investment funds under our contract we make available these professional investment advisers who advise or sponsor the different Funds:

•	AllianceBernstein L.P.

•	Allianz Global Investors U.S. LLC

•	Equitable Investment Management Group, LLC

•	Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®

•	BlackRock Investment Management, LLC

•	Capital International, Inc.
•	Diamond Hill Capital Management, Inc.

•	DoubleLine Capital, LP

•	EARNEST Partners, LLC

•	Federated Global Investment Management Corp.

•	GAMCO Asset Management, Inc.

•	Loomis, Sayles & Company, L.P.

•	Massachusetts Financial Services Company d/b/a MFS Investment Management

•	Morgan Stanley Investment Management, Inc.

•	Invesco Advisers, Inc.

•	Pacific Investment Management Company LLC

•	SSgA Funds Management, Inc.

•	BNY Mellon Investment Adviser, Inc.

•	T. Rowe Price Associates, Inc.

•	The Vanguard Fixed Income Group

•	The Vanguard Equity Index Group

•	Wellington Management Company, LLP

•	Wells Capital Management, Inc.

Benefit payment options:

•	Lump sum.

•	Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

•	Fixed annuity benefit payout options as available under your employer’s plan.

•	Variable annuity benefit payout options as available under your employer’s plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

Guaranteed options:

The guaranteed options include the 5-year Guaranteed Rate Account, a Guaranteed Interest Option, and a Money Market Guarantee Account. The Money Market Guarantee Account and the 5-year Guaranteed Rate Account are closed to new or additional contributions, transfers and loan repayments. See “Money Market Guarantee Account is closed to new money” under “Investment Options” later in this prospectus.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please

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feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.

Tax advantages:

•	On earnings

No tax on investment earnings until withdrawn.

•	On transfers

No tax on internal transfers.

Tax note:

•

Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the “Code”) you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract’s features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see “Tax information” later in the prospectus.)

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Fee table

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in “Charges and expenses” later in this prospectus.

Charges we deduct from the value in your investment options at the end of each month expressed as an annual percentage
Program expense charge(1)	0.85% (Maximum)
Charges we deduct from your account value at the end of each calendar quarter
Record maintenance and report fee	$3.75
Charges we may deduct from your account value
Enrollment fee(2)	$25 per participant

A proportionate share of all fees and expenses paid by a Portfolio that corresponds to any investment fund of the Investment Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2019 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds’ net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the prospectuses for the Trusts.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(*)	Lowest 0.13%	Highest 4.96%

(*)

“Total Annual Portfolio Operating Expenses” may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2021 (“Expense Limitation Arrangement”) (unless the Investment Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2021. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(**)	Lowest 0.13%	Highest 1.75%

(**)	“Total Annual Portfolio Operating Expenses” may be based, in part, on estimated amounts of such expenses.

For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

Pooled trust expenses expressed as an annual percentage

	Investment Management and Accounting Fee(3)	Direct Operating and Other Expenses(4)	Total

AllianceBernstein Growth Equity	0.30%	0.09%	0.39%

AllianceBernstein Mid Cap Growth	0.65%	0.01%	0.66%

AllianceBernstein Balanced	0.50%	0.13%	0.63%

Charges we deduct from the Funds expressed as an annual percentage

Other expenses(4)(5)	0.01%

(1)	This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this prospectus, under “Charges and expenses”.

(2)	This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.

(3)

These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended December 31, 2019. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2020. We receive a portion of this fee for accounting and administrative services.

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(4)

These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2019. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2020.

(5)

Effective January 1, 2014, the Company voluntarily capped “Other Expenses” for the pooled trust Funds at 0.01%. The cap is currently in effect through April 30, 2021, at which time the Company will opt to continue or remove it. If the cap was not in effect, “Other Expenses” as of December 31, 2019 would have been 0.09%.

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the examples are the maximum expenses. The 5-year Guaranteed Rate Account, Guaranteed Interest Option, and the Money Market Guarantee Account are not covered by the fee table and examples. However, ongoing expenses do apply to the 5-year Guaranteed Rate Account, Guaranteed Interest Option, and the Money Market Guarantee Account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Separate Account No. 66 examples:  These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
INVESTMENT TRUSTS:
(a) assuming maximum fees and expenses of any of the Portfolios	$620	$1,791	$2,937	$5,694	$620	$1,791	$2,937	$5,694
(b) assuming minimum fees and expenses of any of the Portfolios	$141	$384	$644	$1,376	$141	$384	$644	$1,376

Pooled separate account examples:  These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
AllianceBernsteinGrowth Equity	$166	$462	$778	$1,660	$166	$462	$778	$1,660
AllianceBernsteinMid Cap Growth	$194	$546	$920	$1,958	$194	$546	$920	$1,958
AllianceBernsteinBalanced	$191	$537	$904	$1,925	$191	$537	$904	$1,925

Condensed financial information

Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2019.

Financial statements of investment funds

Each of the investment funds is, or is part of, one of our separate accounts as described in “About the separate accounts” under “More information” later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of the Company are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.

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1. Investment options

We offer various investment options under the contract which include: investment funds that we call the “Funds”, and the Guaranteed Interest Option. The 5-year Guaranteed Rate Account and the Money Market Guarantee Account are no longer being sold. See “Money Market Guarantee Account is closed to new money” under “Investment options” later in this prospectus for further information. We reserve the right to discontinue the offering of any Funds and the Guaranteed Rate Account at any time with notice to you. Not all Funds, the 5-year Guaranteed Rate Account and the Guaranteed Interest Option may be available with all Plans.

The Funds

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.

The AllianceBernstein Growth Equity Fund

Objective

The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index (“Index”); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

Investment strategies

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts,

monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor’s opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the funds,” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.

The AllianceBernstein Mid Cap Growth Fund

Objectives

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

Investment strategies

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund’s investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer’s first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

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The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

The AllianceBernstein Balanced Fund

Objectives

The Balanced Account (the “Portfolio”) seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

Investment strategies

The Global Structured Equity sub-portfolio’s objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser’s global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor’s investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor’s analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub-portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor’s currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of the Company.

The US Core Fixed Income’s sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to primarily add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor’s independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor’s most senior research and portfolio management professionals meet in “research review” sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations — the output of the research review sessions — into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The

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sub-portfolio’s non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities-(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations (“CMOs”), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor’s Corporation (S&P), Baa or higher by Moody’s Investor Services, Inc. (Moody’s), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with the Company guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

Asset allocation policies

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to The Company’s specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio’s debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with The Company’s specifications. The Fund is valued daily.

Allocation Portfolio Type	Sub-Portfolio Portfolio	The Company’s Specified Target
Global Equity	Global Structured Equity	60%
Total fixed and money market instruments:		40%
• Fixed	• 35%-US Core Fixed Income

• Money market instruments	• 5%-Cash

Risks of investment strategies

See “Risks of investing in the Funds”, below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.

Investment adviser

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth funds (collectively, the “Funds”). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Funds. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of the Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Growth Equity Fund	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984

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Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Mid Cap Growth Fund	John H. Fogarty	Portfolio Manager at AllianceBernstein since 1997
AllianceBernstein Balanced Fund	Michael Canter	Portfolio Manager at AllianceBernstein since 2016
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984
	Ben Sklar	Portfolio Manager at AllianceBernstein since 2009
	Janaki Rao	Portfolio Manager at AllianceBernstein since 2013

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.

As of December 31, 2019, AllianceBernstein had total assets under management of $623 million. AllianceBernstein’s main office is located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio holdings policy for the Pooled Separate Accounts

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month end free of charge by calling 1 (866) 642-3127.

The Investment Trusts

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or ‘‘loads’’ for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of

Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.

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Portfolios of the Investment Trusts

We offer both affiliated and unaffiliated Investment Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), formerly AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds®. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly may receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified below in the chart by a “✓ ” under the column entitled “Volatility Management.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

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Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a “Δ” under the column entitled “Volatility Management”. Any such unaffiliated Portfolio is not identified under “Volatility Management” below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Special note about Portfolio closures: In July 2018, the following Portfolios (the “Target Allocation Portfolios”) were closed to contributions and loan repayments:

•	Target 2015 Allocation Portfolio

•	Target 2025 Allocation Portfolio

•	Target 2035 Allocation Portfolio

•	Target 2045 Allocation Portfolio

•	Target 2055 Allocation Portfolio

Any amounts you have in a Target Allocation Portfolio can remain in that Portfolio, but you cannot transfer or contribute any additional amounts to that Portfolio. You can always transfer amounts out of a Target Allocation Portfolio to another investment option, or take distributions, subject to plan provisions from a Target Allocation Portfolio, but you cannot transfer any such amounts back into that Portfolio.

Insurance company dedicated Portfolios

These Portfolios are exclusively for purchase by insurance company separate accounts on behalf of contract holders. These Portfolios are not available directly to the general public.

EQ Premier VIP Trust(1) Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/AGGRESSIVE ALLOCATION†	B	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE ALLOCATION†	B	Seeks to achieve a high level of current income.	• Equitable Investment Management Group, LLC	✓

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EQ Premier VIP Trust(1) Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/CONSERVATIVE-PLUS ALLOCATION†	B	Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	• Equitable Investment Management Group, LLC	✓
EQ/CORE PLUS BOND**(2)	B	Seeks to achieve high total return through a combination of current income and capital appreciation.	• Equitable Investment Management Group, LLC
EQ/MODERATE ALLOCATION†	B	Seeks to achieve long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC	✓
EQ/MODERATE-PLUS ALLOCATION†	B	Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• Equitable Investment Management Group, LLC	✓
TARGET 2015 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2025 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2035 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2045 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2055 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
1290 VT DOUBLELINE DYNAMIC ALLOCATION	IB	Seeks to achieve total return from long-term capital appreciation and income.	• Equitable Investment Management Group, LLC • DoubleLine Capital LP
1290 VT EQUITY INCOME	IB	Seeks a combination of growth and income to achieve an above-average and consistent total return.	• Equitable Investment Management Group, LLC • Barrow, Hanley, Mewhinney & Strauss LLC
1290 VT GAMCO MERGERS & ACQUISITIONS	IB	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.
1290 VT GAMCO SMALL COMPANY VALUE	IB	Seeks to maximize capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
1290 VT SOCIALLY RESPONSIBLE	IB	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC
EQ/AB SMALL CAP GROWTH	IB	Seeks to achieve long-term growth of capital.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/ALL ASSET GROWTH ALLOCATION††**(3)	IB	Seeks long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC
EQ/CAPTIAL GROUP RESEARCH**(4)	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • Capital International, Inc.
EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	Seeks to achieve long-term capital growth.	• Equitable Investment Management Group, LLC • ClearBridge Investments, LLC
EQ/EQUITY 500 INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Stock Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s 500 Composite Stock Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc. • Invesco Advisers, Inc.	✓
EQ/INTERMEDIATE GOVERNMENT BOND	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government Bond Index.	• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   EARNEST Partners, LLC

•   Federated Global Investment Management Corp.

•   Massachusetts Financial Services Company d/b/a MFS Investment Management

✓
EQ/INTERNATIONAL EQUITY INDEX	IA	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ Euro STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/JANUS ENTERPRISE	IB	Seeks to achieve capital growth.	• Equitable Investment Management Group, LLC • Janus Capital Management LLC
EQ/LARGE CAP GROWTH INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   HS Management Partners, LLC

•   Loomis, Sayles & Company, L.P.

•   Polen Capital Management, LLC

•   T. Rowe Price Associates, Inc.

✓
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management	✓

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/MFS INTERNATIONAL GROWTH	IB	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management
EQ/MID CAP INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s MidCap 400® Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/MID CAP VALUE MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Wellington Management Company, LLP	✓
EQ/MONEY MARKET†††	IA	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	• Equitable Investment Management Group, LLC • BNY Mellon Investment Adviser, Inc.
EQ/PIMCO GLOBAL REAL RETURN		Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	• Equitable Investment Management Group, LLC • Pacific Investment Management Company LLC
EQ/PIMCO ULTRA SHORT BOND	IB	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	• Equitable Investment Management Group, LLC • Pacific Investment Management Company LLC
EQ/SMALL COMPANY INDEX	IB	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/T. ROWE PRICE GROWTH STOCK	IB	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • T. Rowe Price Associates, Inc.

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
MULTIMANAGER CORE BOND	IB	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	• Equitable Investment Management Group, LLC • BlackRock Financial Management, Inc. • DoubleLine Capital LP • Pacific Investment Management Company LLC • SSgA Funds Management, Inc.
MULTIMANAGER TECHNOLOGY	IB	Seeks to achieve long-term growth of capital.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC • Allianz Global Investors U.S. LLC • Wellington Management Company, LLP

Vanguard Variable Insurance Fund Portfolio Name	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
VANGUARD® VIF TOTAL BOND MARKET INDEX PORTFOLIO	Seeks to track the performance of a broad, market-weighted bond index.	• Vanguard Fixed Income Group
VANGUARD® VIF TOTAL STOCK MARKET INDEX PORTFOLIO	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	• Vanguard Equity Index Group
†	The “EQ/Allocation” Portfolios.
††	The “All Asset” Portfolios.
†††

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)	Formerly known as AXA Premier VIP Trust
*	This Portfolio closed to contributions on or about July 12, 2018. For more information, please see “Special note about Portfolio closures” earlier in this section.
**

This information reflects the variable investment option’s name. The chart below reflects the variable investment option’s former name which may continue to be used in certain documents for a period of time after the date of this prospectus. The number in the “FN” column corresponds with the number contained in the table above.

FN	Variable Investment Option Name
(2)	Charter Multi-Sector Bond
(3)	All Asset Growth-Alt 20
(4)	EQ/Capital Guardian Research

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Retail portfolios

These Portfolios are retail mutual funds that are also directly available to the general public and do not require investing through a Separate Account. If you were to purchase these Portfolios directly from a broker or mutual fund company, you would not receive the death benefit or incur the expenses of the Separate Account.

1290 Funds® — Class I Shares Portfolio Name	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
1290 RETIREMENT 2020	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2025	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2030	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2035	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2040	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2045	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2050	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2055	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ
1290 RETIREMENT 2060	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC d/b/a 1290 Asset Managers®	Δ

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Portfolios contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Investment Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-526-2701.

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Risks of investing in the Funds

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.

Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.

Common Stock.  Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund’s investments — and, therefore, the value of the Fund’s units — to fluctuate.

Securities of medium and smaller sized companies.  The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

Non-equity securities.  Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund — and, therefore, the value of the Fund’s units — will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Foreign investing.  Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds’ foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds’ foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Restricted securities.  Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

Investment policies.  Due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Debt securities subject to prepayment risks.  Mortgage-related securities and certain collateralized mortgage obligations, asset- backed securities and other debt instruments in

26

which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

When-issued and delayed delivery securities.  The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

Hedging transactions.  The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Risks associated with the AllianceBernstein Balanced Fund.

Bonds rated below A by S&P, Moody’s or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.

Risks associated with the AllianceBernstein Growth Equity Fund

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as “tracking error”. The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

Additional information about the Funds

Change of investment objectives

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York Department of Financial Services approves the change.

The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See “Voting rights” below.)

Voting rights

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees;

•	the formal approval of independent public accounting firms selected for each Investment Trust; or

•	any other matters described in each prospectus for the Investment Trusts or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to the Company separate accounts in connection with the Company’s annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Premier VIP Trust, Vanguard Variable Insurance Fund and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for the Company. 1290 Funds® also sells its shares directly to the public. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

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The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

The guaranteed options

We offer one guaranteed option:

•	the Guaranteed Interest Option (“GIO”);

We also have other guaranteed options for existing contract owners who have allocated values to them:

•	5-year Guaranteed Rate Account (“GRA”); and

•	our Money Market Guarantee Account.

The GRA and the Money Market Guarantee Account are no longer being sold.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

Guaranteed Rate Account

On July 10, 2015, the 5-year GRA was closed to contributions, transfers and loan repayments. You can maintain any amounts you had invested in the Guaranteed Rate Account, as of that date. Any amounts that remain in the Guaranteed Rate Account will continue to earn interest at the quoted interest rate until maturity or withdrawn. At maturity, amounts in the Guaranteed Rate Account will be invested as per your GRA maturity allocation election on file.

Restrictions on withdrawals and transfers

•	You may not transfer from the GRA to another investment option except at maturity.

•	Withdrawals may be made from the GRA before maturity if: you are disabled; you attain age 72 (or age 70 1/2 if applicable); you die; or your employment is terminated.

•	You may not remove GRA funds to take a loan.

•	Certain other withdrawals prior to maturity are permitted. See “Procedures for withdrawals, distributions and transfers from a GRA” in the SAI.

Guaranteed Interest Option

The Guaranteed Interest Option (“GIO”) is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value of the principal will not fluctuate. We discuss our general account under “More information” later in this Prospectus.

We credit interest daily to amounts in the GIO. We set interest rates monthly. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers from the GIO to other investment options are permitted. Withdrawals are permitted from the GIO, subject to a market value adjustment if plan-initiated.

Money Market Guarantee Account is closed to new money

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

Money Market Guarantee Account

All contributions you made prior to January 1, 2009 to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus applicable fees and charges. You may call our Automated Voice Response System or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

Distributions, withdrawals, and transfers.  You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.

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2. How we value your account balance in the Funds

For amounts in the Funds

When you invest in a Fund, your contribution or transfer is used to purchase “units” of that Fund. The unit value on any day reflects the value of the Fund’s investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

On any given day, your account value in any Fund equals the number of the Fund’s units credited to your account, multiplied by that day’s value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

How we determine the unit value

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Fund expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

•	First, we take the value of the Fund’s assets at the close of business on the preceding business day.

•

Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

•	Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

•	Finally, we divide this amount by the value of the Fund’s assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)	is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)	is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.

The value of the investments that Separate Account No. 66 has in the 1290 VT DoubleLine Dynamic Allocation, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT Socially Responsible, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/ClearBridge Large Cap Growth, EQ/Janus Enterprise, EQ/Mid Cap Value Managed Volatility, EQ/All Asset Growth Allocation, EQ/Aggressive Allocation, EQ/Conservative Allocation, EQ/Conservative-Plus Allocation, EQ/Moderate Allocation, EQ/Moderate-Plus Allocation, Multimanager Core Bond, EQ/Core Plus Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, Target 2055 Allocation, EQ/AB Small Cap Growth, EQ/Capital Group Research, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Intermediate Government Bond, EQ/Large Cap Growth Index, EQ/Mid Cap Index, EQ/MFS International Growth, EQ/Money Market, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/Small Company Index, Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total Stock Market Index and EQ/T. Rowe Price Growth Stock portfolios is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.

How we value the assets of the Funds

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

•	Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day

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there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

•

Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

•	United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

•

Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

•	Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

•

Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

•

Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

Fair valuation

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

Other Funds.  For those Funds that invest in corresponding Portfolios of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the "Investment Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding portfolios.

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3. Transfers and access to your account

Transfers among investment options

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRA to other investment options are permitted prior to maturity. Transfers to the GRA are no longer permitted as of July 10, 2015. Transfers to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.

No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this prospectus for more information.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional "market timing”organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds® (together, the "affiliated Investment Trusts") as well as investment options with underlying Portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated Investment Trusts”. The affiliated Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Investment Trust obtains from us owner trading activity. The affiliated Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity.

When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the

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first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated Investment Trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners/participants, we will work with the unaffiliated trust to review contract owner/participant trading activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Investment Trusts for more information.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, the Company reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. The Company follows the same policies and procedures identified in the previous paragraph.

We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Our Automated Voice Response System and our internet website

Participants may use our Automated Voice Response System, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. Our internet website can be accessed at mrp.equitable.com.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at mrp.equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

Participant loans

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. The number of plan loans outstanding are subject to the terms of the employer’s plan.

Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Retirement Plan Account Managers. A loan may not be taken from the Guaranteed Rate Account. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must

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repay the amount borrowed with interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

Choosing benefit payment options

Benefit payments are subject to plan provisions. Legislation enacted at the end of 2019 which is generally effective January 1, 2020 significantly amends the required minimum distribution rules and it may restrict the availability of payment options. Because these rules are statutory and regulatory, in many cases IRS guidance will be required to implement these changes. See the discussion under “Required minimum distribution payments after you die” later in the prospectus.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

•	Periodic installments

•	Qualified Joint and Survivor Annuity

•	Joint and Survivor Annuity Options, some with optional Period Certain

•	Life Annuity

•	Life Annuity — Period Certain

•	Cash Refund Annuity

•	Lump Sum Payment

Types of benefits

Under the IRS Pre-Approved Plan, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

Qualified Joint and Survivor Annuity.  An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse’s life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. In some plans, the law requires that if the value of your vested benefits exceeds $5,000, you must receive a Qualified Joint and Survivor Annuity unless your spouse consents in writing to a contrary election. Please see "Spousal consent requirements" below.

Lump sum payment.  A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

Periodic installments.  Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro-rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

Life Annuity.  An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

Life Annuity — Period Certain.  An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity.  An annuity providing monthly payments for your life and that of your beneficiary subject to required minimum distribution rules. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

Joint and Survivor Annuity — Period Certain.  An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time subject to required minimum distribution rules. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

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Cash Refund Annuity.  An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

Fixed and variable annuity choices

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity — Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity — Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Retirement Plan Account Managers for our variable annuity prospectus supplement.

Spousal consent requirements

Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse’s signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse’s consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the AllianceBernstein Growth Equity Fund.

See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.

Spousal consent

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.

Proof of correct information

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. The Company will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. The Company will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. The Company’s liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

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Required minimum distribution payments after you die

These vary, depending on the status of your beneficiary (individual or entity) and when you die. Legislation enacted at the end of 2019 significantly amends the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. IRS guidance will be needed to implement these changes.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following your death must be distributed within 10 years. IRS guidance will be needed regarding the mechanics of implementation of this “10-year” rule.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status.  An individual beneficiary who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death (to be prescribed in Treasury Regulations).

The following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of this EDB status shift provision.

Spousal beneficiary.  If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Your spouse may delay starting payments over his/her life or life expectancy period until the year in which you would have attained age 72. Your surviving spouse may be able to roll over amounts from your plan into an IRA or other eligible retirement plan.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Please note that under the legislation enacted in 2019, for participant deaths on or after January 1, 2020, it appears that trusts which would have qualified under pre-January 2020 rules as “see-through trusts” will now be treated as entity beneficiaries.

Additional Changes to post-death distributions after the 2019 legislation

The legislation enacted at the end of 2019 applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the legislation enacted at the end of 2019 views the death of the original individual beneficiary as an event that triggers the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of these beneficiary status shift provisions.

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Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant’s account balance in the Equity Funds to the investment option designated in the contract unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Account will remain in the Guaranteed Rate Account and the balance in the Guaranteed Interest Option, will remain in the Guaranteed Interest Option.

A non-spousal beneficiary may be able to directly roll over a death benefit into an inherited individual retirement arrangement dedicated to making post-death payments. Legislation enacted at the end of 2019 may restrict the availability of payment options under such individual retirement arrangements.

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4. The Program

This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and the GRA operate within the Program. The Program itself is not registered under the Securities Act of 1933.

The Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust”) that is sponsored by the Company or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is sponsored by the Company, and the Trustee under the Separate Trust is Reliance Trust Company. The Program has 3,469 participants and $270 million in assets at December 31, 2019.

Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under “How to reach us — Information on joining the Program” earlier in the prospectus.

Summary of plan choices

You have a choice of two retirement plan arrangements under the Program. You can:

•

Choose the IRS Pre-Approved Plan — which automatically gives you a full range of services from us. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan, employers adopt our Master Trust and your only investment choices are from the Investment Options.

The Members Retirement Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional 401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both. A Roth 401(k) option is available for all 401(k) plan types.

•

Maintain our Pooled Trust for Individually Designed Plans — and use our Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

Getting started

If you choose the IRS Pre-Approved Plan, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.

How to make Program contributions

Contributions can be made using the online contribution feature at mrp.equitable.com by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to the Company. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to the Company which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send

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contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

Allocating Program contributions

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.

The Employee Retirement Income Security Act of 1974 provides relief to a plan fiduciary of a qualified plan with participant directed accounts, if the fiduciary allocates to a Qualified Default Investment Alternative (QDIA) contributions which the participant has failed to direct to an investment option under the plan after notice by the plan. The QDIA under the MRP is the EQ/Moderate Allocation Portfolio unless the plan’s fiduciary has chosen an alternate QDIA. If you have not selected an investment option(s) under the MRP to allocate your contributions, the plan fiduciary will allocate your contributions to the plan’s QDIA, after the fiduciary has given you notice in accordance with the regulations. After funds have been allocated to the plan’s QDIA, you may reallocate those funds to any other investment option under the MRP.

When transaction requests are effective

Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

Distributions from the investment options

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See "Tax information" later in this prospectus.

Amounts in the Funds and Money Market Guarantee Account

These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.

Amounts in the Guaranteed Rate Account and Guaranteed Interest Option

Withdrawals generally may not be taken from the GRA. See "Guaranteed Rate Account" earlier in this prospectus. Withdrawals and transfers from the GIO, to other investment options are permitted, subject to certain conditions. See “Guaranteed Interest Option” earlier in this Prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

If your plan is an employer or trustee-directed plan, you as the employer are responsible for ensuring that there is sufficient cash available to pay benefits.

Rules applicable to participant distributions

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial advisor. Our Retirement Plan Account Managers also can be of assistance.

In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination

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of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 72 (or age 70 1/2 if applicable). For all other participants, distribution must begin by April 1 of the later of the year after attaining age 72 (or age 70 1/2 if applicable) or retirement from the employer sponsoring the plan. For more information, see “Lifetime required minimum distributions” in “Tax information” later in the prospectus.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

•

A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

•

If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

•	Employees may generally not receive a distribution prior to severance from employment.

•	Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Account prior to maturity. See "Guaranteed Rate Account" earlier in this prospectus.

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5. Charges and expenses

You will incur two general types of charges under the Program:

(1)

Charges imposed on amounts invested in the Plan Trust — these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)

Plan and transaction charges — these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We make no deduction from your contributions or withdrawals for sales expenses.

Program expense charge

(Based on amounts invested in the Program)

We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 0.85% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

	Average account value
	$75,000 or less	More than $75,000
Total plan assets	Schedule A	Schedule B
First $250,000	0.85%	0.85%

Next $250,000	0.65%	0.55%

Over $500,000	0.50%	0.40%

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant’s investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan is subject to a Program expense charge of 0.85% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.50% or 0.40%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your account value, except for amounts held in the 5-year Guaranteed Rate Account, on a pro-rata basis, as of the last business day of each month. Such amount will be deducted from the participant’s account balances in accordance with the ordering rule established by the Company from time to time and communicated in writing to the Employer. The amounts we deduct from the Guaranteed Interest Option and Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.

We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds, Guaranteed Rate Account, the Guaranteed Interest Option, when available, and Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2019, we received $1,480,190 compensation under the Program expense charge.

Members Retirement Plan and Investment only fees

(Plan and transaction expenses)

Record maintenance and report fee.  At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

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Enrollment fee.  We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants’ account balances.

Annual portfolio operating expenses

(Deducted by the trusts)

All Funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Trusts’ prospectuses.

Investment management and accounting fees

(Based on amounts invested in the Program)

The computation of unit values for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees charged for investment management and accounting. The investment management and accounting fee covers AllianceBernstein’s investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2019. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2020.

Direct Operating and Other Expenses

(Based on amounts invested in the Program)

In addition to the charges and fees mentioned above, the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2019. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2020.

Other expenses

(Based on amounts invested in the Program)

We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

Fees paid to associations

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

General information on fees and charges

We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2019 we received total fees and charges under the Program of $1,632,865.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 Fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Port-folios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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6. Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person’s situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the contract’s selection of investment funds, availability of guaranteed options, and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from your plan depends on your birthdate and retirement status. Under legislation enacted at the end of 2019, lifetime required minimum distributions from your plan must start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from your plan must start for the year in which you attain age 70 1/2. Subject to the terms of your plan, the start of required minimum distributions can be delayed to April 1st following the calendar year of retirement. However, if you own more than 5% of the business, you cannot delay the start of your lifetime required minimum distributions, even if you are still working.

Income taxation of distributions to qualified plan participants

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.

Eligible rollover distributions.  Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1/2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. Under legislation enacted

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at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See “Eligible rollover distributions and federal income tax withholding” in the SAI for a more detailed discussion.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans.

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution.

For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

In-Plan Roth rollover

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant’s taxable income for the same year as the conversion.

Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Annuity or installment payments.  Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

In-service withdrawals.  Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory federal income tax withholding may also apply.

Premature distributions.  You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after

43

age 55 (d) distributions in connection with the birth or adoption of a child as specified in the Code, and (e) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contract owners/participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan’s trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

44

7. More information

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020, with certain provisions immediately effective or retroactively effective to January 1, 2020. If you own a tax-qualified contract or intend to purchase a tax-qualified contract, you should consult with your tax adviser regarding how the CARES Act impacts your unique situation. The CARES Act suspends required minimum distributions during the 2020 calendar year for many tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs). Please read all disclosure in this Prospectus accordingly. The CARES Act permits penalty-free withdrawals during 2020 from such plans and contracts by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts would be limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. The CARES Act also increases availability of specified qualified plan loans and flexibility of repayment. Please consult your tax adviser about your individual circumstances.

About Program changes or terminations

Amendments.  The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

Termination.  We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We may continue to hold amounts allocated to the Guaranteed Rate Account until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

Assignment.  You may not assign your rights or obligations under the contract without the Company’s prior written consent. The Company may not assign its rights or obligations under the contract without your prior written consent, except that the Company will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that the Company remains liable for the failure of that corporation to perform its obligations.

IRS disqualification

If your plan is found not to qualify under the Internal Revenue Code, we may: (1) return the plan’s assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

About the separate accounts

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

About the general account

Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Rate Account, Guaranteed Interest Option and Money Market Guarantee Account, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

45

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

COVID-19

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. Equity and financial markets have experienced increased volatility and negative returns, and interest rates have declined due to the COVID-19 pandemic and other market factors. Such events can adversely impact us and our operations. Management believes the Company is taking appropriate actions to mitigate the negative impact to our business and operations. However, the full impact of COVID-19 is unknown and cannot be reasonably estimated or predicted at this time as these events are still developing.

Moreover, these market conditions have impacted the performance of the funds underlying the variable investment options. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any contributions, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a financial professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract or making contributions, transfers, or withdrawals, based on your individual circumstances.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

Financial statements

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of the Company, are in the SAI. The SAI is available free of charge. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-526-2701.

46

About the trustee

As trustee, Reliance Trust Company serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.

Distribution of the contracts

The Company performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to our employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

Reports we provide and available information

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

47

Appendix I: Condensed financial information

These selected per unit data and ratios for the years ended December 31, 2010 through December 31, 2019 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of the Company are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.

SEPARATE ACCOUNT NO. 3 (POOLED)

of Equitable Financial Life Insurance Company

ALLIANCEBERNSTEIN MID CAP GROWTH FUND — INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA (Note E)

				YEAR ENDED DECEMBER 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Income	$0.05	$0.06	$0.04	$0.06	$0 .05	$0.06	$0.04	$0.03	$0.06	$0.08
Expenses (Note A)	(0.12)	(0.10)	(0.08)	(0.07)	(0.08)	(0.08)	(0.07)	(0.05)	(0.05)	(0.03)

Net investment gain (loss)	(0.07)	(0.04)	(0.04)	(0.01)	(0.03)	(0.02)	(0.03)	(0.02)	0.01	0.05
Net realized and unrealized gain (loss) on investments (Note B)	4.86	0.59	3.48	(0.13)	0.13	0.22	2.62	0.93	0.16	1.67

Net increase (decrease) in AllianceBernstein Mid Cap Growth Fund Unit Value	4.79	0.55	3.44	(0.14)	0.10	0.20	2.59	0.91	0.17	1.72
AllianceBernstein Mid Cap Growth Fund Unit Value (Note C): Beginning of year	14.54	13.99	10.55	10.69	10.59	10.39	7.80	6.89	6.72	5.00

End of year	$19.33	$14.54	$13.99	$10.55	$10.69	$10.59	$10.39	$7.80	$6.89	$6.72

Ratio of expenses to average net assets attributable to the Program	0.66%	0.67%	0.67%	0.68%	0.69%	0.68%	0.70%	0.69%	0.73%	0.67%
Ratio of net investment income (loss) to average net assets attributable to the Program	(0.37)%	(0.26)%	(0.33)%	(0.07)%	(0.25%)	(0.16%)	(0.29)%	(0.26)%	0.13%	0.87%
Number of AllianceBernstein Mid Cap Growth Fund Units outstanding at end of year (000’s)	1,194	1,377	1,512	1,743	1,971	2,209	2,464	2,743	2,881	3,271
Portfolio turnover rate (Note D)	43%	65%	60%	79%	79%	116%	137%	131%	137%	151%

See notes following these tables.

SEPARATE ACCOUNT NO. 4 (POOLED)

of Equitable Financial Life Insurance Company

ALLIANCEBERNSTEIN GROWTH EQUITY FUND — INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA

				YEAR ENDED DECEMBER 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Income	$12.71	$13.16	$11.00	$10.28	$9.73	$8.95	$7.69	$7.04	$5.21	$5.81
Expenses (Note A)	(3.98)	(3.63)	(2.97)	(2.59)	(2.36)	(2.04)	(1.91)	(1.28)	(1.31)	(1.05)

Net investment income (loss)	8.73	9.53	8.03	7.69	7.37	6.91	5.78	5.76	3.90	4.76
Net realized and unrealized gain (loss) on investments (Note B)	289.18	(26.77)	187.19	33.26	22.83	58.54	122.90	46.96	7.02	43.77

Net increase (decrease) in AllianceBernstein Growth Equity Fund Unit Value	297.91	(17.24)	195.22	40.95	30.20	65.45	128.68	52.72	10.92	48.53
AllianceBernstein Growth Equity Fund Unit Value (Note C):
Beginning of year	833.97	851.21	655.99	615.04	584.84	519.39	390.71	337.99	327.07	278.54

End of year	$1,131.88	$833.97	$851.21	$655.99	$615.04	$584.84	$519.39	$390.71	$337.99	$327.07

Ratio of expenses to average net assets attributable to the Program	0.39%	0.39%	0.39%	0.41%	0.39%	0.36%	0.42%	0.33%	0.38%	0.37%
Ratio of net income (loss) to average net assets attributable to the Program	0.88%	1.06%	1.06%	1.23%	1.22%	1.26%	1.29%	1.54%	1.14%	1.67%
Number of AllianceBernstein Growth Equity Fund Units outstanding at end of year (000’s)	35	39	46	51	57	65	69	77	80	90
Portfolio turnover rate (Note D)	17%	15%	15%	16%	19%	16%	17%	21%	19%	30%

See notes following these tables.

SEPARATE ACCOUNT NO. 10 (POOLED)

of Equitable Financial Life Insurance Company

ALLIANCEBERNSTEIN BALANCED FUND — INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA

				YEAR ENDED DECEMBER 31,
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Income	$2.34	$2.28	$1.97	$1.97	$1.77	$1.89	$1.56	$1.57	$1.50	$1.76
Expenses (Note A)	(0.57)	(0.56)	(0.51)	(0.50)	(0.45)	(0.43)	(0.45)	(0.38)	(0.33)	(0.28)

Net investment income	1.77	1.72	1.46	1.47	1.32	1.46	1.11	1.19	1.17	1.48
Net realized and unrealized gain (loss) on investments (Note B)	13.34	(5.54)	8.84	3.35	(1.28)	1.49	8.15	5.51	(1.42)	3.25

Net increase (decrease) in AllianceBernstein Balanced Fund Unit Value	15.11	(3.82)	10.30	4.82	0.04	2.95	9.26	6.70	(0.25)	4.73
AllianceBernstein Balanced Fund Unit Value (Note C):
Beginning of year	81.57	85.39	75.09	70.27	70.23	67.28	58.02	51.32	51.57	46.84

End of year	$96.68	$81.57	$85.39	$75.09	$70.27	$70.23	$67.28	$58.02	$51.32	$51.57

Ratio of expenses to average net assets attributable to the Program	0.63%	0.64%	0.63%	0.68%	0.64%	0.61%	0.71%	0.71%	0.63%	0.60%
Ratio of net investment income to average net assets attributable to the Program	1.97%	2.01%	1.81%	2.03%	1.85%	2.10%	1.79%	2.18%	2.22%	3.11%
Number of AllianceBernstein Balanced Fund Units outstanding at end of year (000’s)	233	252	287	324	351	398	431	481	479	535
Portfolio turnover rate (Note D)	64%	146%	128%	113%	143%	111%	111%	94%	84%	83%

A.

Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or AllianceBernstein Balanced Fund unit values. Enrollment fees were generally deducted from contributions to the Program.

B.	See Note 2 to Financial Statements of Separate Accounts No. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which can be found in the SAI.
C.

The value for an AllianceBernstein Growth Equity Fund unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth Fund and an AllianceBernstein Balanced Fund unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.

D.

The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

E.

Per unit data and shares outstanding for the years ended 2010 to 2018 for Separate Account No. 3 (Pooled) have been adjusted to reflect the impact of the 10 for 1 share split that occurred on April 15, 2019.

Income, expenses, gains and losses shown above pertain only to participants’ accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

SEPARATE ACCOUNT NO. 66 UNIT VALUES

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2019.

	For the years ending December 31,										Inception Date
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
1290 Retirement 2020
Unit value	—	—	—	—	—	—	—	—	$9.80	$11.45	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	8	37
1290 Retirement 2025
Unit value	—	—	—	—	—	—	—	—	$9.76	$11.56	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	57	88
1290 Retirement 2030
Unit value	—	—	—	—	—	—	—	—	$9.69	$11.63	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	17	38
1290 Retirement 2035
Unit value	—	—	—	—	—	—	—	—	$9.67	$11.67	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	27	53
1290 Retirement 2040
Unit value	—	—	—	—	—	—	—	—	$9.64	$11.74	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	8	26
1290 Retirement 2045
Unit value	—	—	—	—	—	—	—	—	$9.61	$11.77	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	12	22
1290 Retirement 2050
Unit value	—	—	—	—	—	—	—	—	$9.57	$11.82	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	13	25
1290 Retirement 2055
Unit value	—	—	—	—	—	—	—	—	$9.54	$11.87	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	2	5
1290 Retirement 2060
Unit value	—	—	—	—	—	—	—	—	$9.53	$11.91	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	—	8
1290 VT DoubleLine Dynamic Allocation
Unit value	—	—	$10.02	$11.13	$11.40	$10.97	$11.92	$13.06	$12.52	$14.78	11/15/12
Number of units outstanding (000’s)	—	—	—	—	—	1	3	3	5	6

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2019.  (continued)

	For the years ending December 31,										Inception Date
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
1290 VT Equity Income
Unit value	—	—	$9.98	$13.15	$14.29	$14.04	$15.86	$18.37	$16.22	$20.14	11/15/12
Number of units outstanding (000’s)	—	—	8	18	20	24	43	33	49	56
1290 VT GAMCO Mergers & Acquisitions
Unit value	—	—	$10.14	$11.25	$11.43	$11.73	$12.63	$13.41	$12.75	$13.84	11/15/12
Number of units outstanding (000’s)	—	—	—	16	10	11	9	9	5	6
1290 VT GAMCO Small Company Value
Unit value	$15.16	$14.63	$17.24	$23.97	$24.70	$23.29	$28.70	$33.32	$28.12	$34.68	5/1/06
Number of units outstanding (000’s)	171	181	182	148	124	120	115	103	101	100
1290 VT Socially Responsible
Unit Value	$7.51	$7.53	$8.79	$11.80	$13.40	$13.46	$14.80	$17.82	$17.04	$22.19	5/1/00
Number of units outstanding (000’s)	272	251	275	242	204	168	164	169	159	160
All Asset Growth-Alt 20
Unit value	—	—	$10.05	$11.46	$11.73	$11.27	$12.34	$14.30	$13.22	$15.74	11/15/12
Number of units outstanding (000’s)	—	—	6	—	8	7	24	34	29	16
CharterSM Multi-Sector Bond
Unit value	$9.03	$9.49	$9.99	$9.90	$10.13	$10.07	$10.36	$10.59	$10.53	$11.26	5/18/01
Number of units outstanding (000’s)	101	115	127	84	80	92	104	94	87	82
EQ/AB Small Cap Growth
Unit value	—	—	$10.04	$13.87	$14.36	$13.94	$15.69	$19.24	$17.72	$22.64	11/15/12
Number of units outstanding (000’s)	—	—	—	12	26	27	22	26	27	30
EQ/Aggressive Allocation
Unit value	$8.68	$8.03	$9.16	$11.58	$12.13	$11.91	$12.95	$15.42	$14.08	$17.52	5/1/07
Number of units outstanding (000’s)	234	243	192	203	209	216	195	195	142	138
EQ/Capital Guardian Research
Unit value	$16.42	$17.07	$20.04	$26.40	$29.17	$29.72	$32.22	$40.40	$38.44	$51.07	11/22/02
Number of units outstanding (000’s)	339	341	329	279	259	240	221	202	181	167
EQ/ClearBridge Large Cap Growth
Unit value	—	—	$9.85	$13.70	$14.22	$14.39	$14.52	$18.23	$18.16	$23.97	11/15/12
Number of units outstanding (000’s)	—	—	4	19	16	15	25	22	18	20
EQ/Conservative Allocation
Unit value	$10.66	$10.86	$11.35	$11.84	$12.15	$12.12	$12.47	$13.08	$12.88	$14.06	5/1/07
Number of units outstanding (000’s)	104	147	157	131	108	105	178	164	142	135

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2019.  (continued)

	For the years ending December 31,										Inception Date
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
EQ/Conservative-Plus Allocation
Unit value	$10.16	$10.08	$10.83	$11.93	$12.31	$12.22	$12.80	$13.92	$13.41	$15.22	7/6/07
Number of units outstanding (000’s)	65	66	81	104	81	88	88	68	87	76
EQ/Equity 500 Index
Unit value	$8.69	$8.82	$10.16	$13.36	$15.09	$15.21	$16.91	$20.46	$19.45	$25.41	10/6/00
Number of units outstanding (000’s)	1,954	1,828	1,759	1,700	1,636	1,470	1,403	1,207	1,102	1,070
EQ/Global Equity Managed Volatility
Unit value	$11.65	$10.21	$11.95	$14.37	$14.61	$14.36	$15.00	$18.90	$16.60	$20.79	5/1/06
Number of units outstanding (000’s)	186	158	161	133	119	105	96	101	87	76
EQ/Intermediate Government Bond
Unit value	$11.53	$12.14	$12.26	$12.05	$12.23	$12.28	$12.34	$12.37	$12.47	$12.99	11/22/02
Number of units outstanding (000’s)	279	349	396	321	324	320	333	330	347	299
EQ/International Core Managed Volatility
Unit value	$12.43	$10.32	$12.01	$14.10	$13.22	$12.65	$12.67	$16.00	$13.61	$16.67	5/18/01
Number of units outstanding (000’s)	259	239	230	209	181	146	125	117	104	104
EQ/International Equity Index
Unit value	$17.27	$15.20	$17.67	$21.46	$19.98	$19.55	$19.97	$24.60	$20.86	$25.48	11/22/02
Number of units outstanding (000’s)	723	656	613	563	515	485	436	390	352	333
EQ/Janus Enterprise
Unit value	—	—	$10.13	$14.03	$13.92	$13.16	$12.58	$16.09	$15.80	$21.56	11/15/12
Number of units outstanding (000’s)	—	—	—	2	11	10	14	18	59	23
EQ/Large Cap Growth Index
Unit value	—	—	$9.72	$12.88	$14.45	$15.15	$16.11	$20.81	$20.34	$27.52	11/15/12
Number of units outstanding (000’s)	—	—	—	9	19	34	40	77	59	63
EQ/Large Cap Growth Managed Volatility
Unit value	$5.92	$5.70	$6.49	$8.78	$9.75	$10.14	$10.70	$13.82	$13.41	$17.93	5/1/00
Number of units outstanding (000’s)	655	639	593	456	393	325	331	301	228	233
EQ/Large Cap Value Managed Volatility
Unit value	$10.98	$10.42	$12.07	$15.99	$17.94	$17.21	$19.84	$22.59	$20.34	$25.51	5/18/01
Number of units outstanding (000’s)	645	605	615	561	523	472	455	403	346	342
EQ/MFS International Growth
Unit value	—	—	$10.41	$11.83	$11.23	$11.25	$11.47	$15.14	$13.72	$17.46	11/15/12
Number of units outstanding (000’s)	—	—	3	32	40	34	25	52	74	41

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2019.  (continued)

	For the years ending December 31,										Inception Date
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
EQ/Mid Cap Index
Unit value	—	—	$10.27	$13.61	$14.83	$14.40	$17.26	$19.93	$17.60	$22.06	11/15/12
Number of units outstanding (000’s)	—	—	2	13	30	39	54	43	36	45
EQ/Mid Cap Value Managed Volatility
Unit value	$15.31	$13.86	$16.44	$21.88	$24.25	$23.39	$27.51	$30.89	$26.78	$33.89	8/1/97
Number of units outstanding (000’s)	481	454	439	395	372	324	295	254	217	202
EQ/Moderate Allocation
Unit value	$9.77	$9.54	$10.38	$11.73	$12.09	$11.98	$12.62	$14.01	$13.34	$15.41	7/6/07
Number of units outstanding (000’s)	1,066	1,229	1,377	1,486	1,532	1,583	1,718	1,745	1,821	1,909
EQ/Moderate-Plus Allocation
Unit value	$9.26	$8.80	$9.82	$11.76	$12.20	$12.04	$12.91	$14.83	$13.81	$16.57	7/6/07
Number of units outstanding (000’s)	190	160	78	88	103	129	127	145	158	169
EQ/Money Market
Unit value	$10.00	$10.00	$10.00	$10.00	$9.99	$9.99	$9.99	$10.03	$10.15	$10.30	1/1/09
Number of units outstanding (000’s)	980	1,447	1,584	1,416	1,395	1,383	1,252	1,064	969	909
EQ/PIMCO Global Real Return
Unit value	—	—	—	—	—	—	—	—	$9.96	$10.80	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	3	9
EQ/PIMCO Ultra Short Bond
Unit value	$11.66	$11.64	$11.81	$11.82	$11.80	$11.77	$12.00	$12.22	$12.34	$12.65	5/1/06
Number of units outstanding (000’s)	185	189	207	233	209	177	194	194	181	181
EQ/Small Company Index
Unit value	$15.66	$15.03	$17.37	$23.86	$25.02	$23.87	$28.76	$32.78	$29.07	$36.39	5/18/01
Number of units outstanding (000’s)	299	255	256	246	212	184	164	149	132	123
EQ/T. Rowe Price Growth Stock
Unit value	—	—	$9.76	$13.46	$14.61	$16.11	$16.32	$21.76	$21.40	$28.05	11/15/12
Number of units outstanding (000’s)	—	—	2	12	28	26	38	40	53	45
Multimanager Core Bond
Unit value	—	—	$10.03	$9.79	$10.15	$10.16	$10.43	$10.74	$10.69	$11.48	11/15/12
Number of units outstanding (000’s)	—	—	50	80	104	160	138	96	106	133
Multimanager Technology
Unit value	$14.48	$13.78	$15.63	$21.18	$24.05	$25.55	$27.83	$38.71	$39.59	$54.57	5/14/04
Number of units outstanding (000’s)	235	214	219	182	195	179	174	178	146	127

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2019.  (continued)

	For the years ending December 31,										Inception Date
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Target 2015 Allocation
Unit value	$9.30	$9.04	$10.02	$11.43	$11.77	$11.54	$12.18	$13.56	$12.97	$14.92	5/1/07
Number of units outstanding (000’s)	218	178	183	204	215	179	120	106	72	70
Target 2025 Allocation
Unit value	$8.99	$8.64	$9.75	$11.60	$12.07	$11.82	$12.69	$14.65	$13.74	$16.41	5/1/07
Number of units outstanding (000’s)	230	230	206	213	217	218	228	245	156	129
Target 2035 Allocation
Unit value	$8.78	$8.37	$9.55	$11.68	$12.20	$11.95	$12.90	$15.19	$14.10	$17.24	5/1/07
Number of units outstanding (000’s)	46	57	90	116	136	138	149	149	95	86
Target 2045 Allocation
Unit value	$8.49	$8.02	$9.26	$11.59	$12.14	$11.87	$12.89	$15.43	$14.19	$17.65	5/1/07
Number of units outstanding (000’s)	38	47	60	92	102	112	109	120	126	121
Target 2055 Allocation
Unit value	—	—	—	—	—	$9.22	$10.10	$12.29	$11.21	$14.21	5/26/15
Number of units outstanding (000’s)	—	—	—	—	—	4	15	18	12	12

Statement of additional information

Page

The Company	2

Funding of the Program	2

Your responsibilities as employer	2

Procedures for withdrawals, distributions and transfers	2

Provisions of the IRS Pre-Approved Plan	6

Investment restrictions and certain investment techniques applicable to the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds	8

Portfolio holdings policy for the Pooled Separate Accounts	10

Fund transactions	10

Investment management and accounting fee	11

Portfolio managers’ information (AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)	12

Investment professional conflict of interest disclosure	15

Portfolio manager compensation	16

Distribution of the contracts	16

Custodian	16

Independent registered public accounting firm	16

AXA Equitable	17

Directors and Principal Officers	17

Officers — Directors	19

Other Officers	19

Financial statements index	24

Financial statements	FSA-1

CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The Members Retirement Program

  P.O. Box 4875

  Syracuse, NY 13221

Please send me a copy of the Statement of Additional Information for the Members Retirement Program prospectus dated May 1, 2020.

Name

Address
City	State	Zip

Copyright 2020 by Equitable Financial Life Insurance Company. All rights reserved.

#844161

Supplement dated May 1, 2020 to Prospectus dated May 1, 2020

MEMBERS RETIREMENT PROGRAMS

funded under contracts with

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1290 Avenue of the Americas, New York, New York 10104

Toll-Free Telephone 800-223-5790

VARIABLE ANNUITY BENEFITS

This Prospectus Supplement should be read and retained for

future reference by Participants in the Members Retirement

Programs who are considering variable

annuity payment benefits after retirement.
Both the Prospectus and statement of additional
information are hereby incorporated by reference.

This Prospectus Supplement is not authorized for

distribution unless accompanied or preceded by

the Prospectus dated May 1, 2020 for the

appropriate Members Retirement Program.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

#831220

RETIREMENT BENEFITS

When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form, subject to required minimum distribution rules. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election. Legislation enacted at the end of 2019 which is generally effective January 1, 2020 significantly amends the required minimum distribution rules, and it may restrict the availability of payment options depending on the beneficiary.

Life Annuity — annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

Life Annuity Period Certain — an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity — Period Certain — an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the “Fund”), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

The amounts of variable annuity payments are determined as follows: Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5.75% and to the actual investment experience of the Fund.

2

Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

This table shows the Annuity Unit Values with an assumed base rate of return of 5.75%.

First Business Day of	Annuity Unit Value
October 1993	$6.3886
October 1994	$6.1563
October 1995	$7.4970
October 1996	$8.0828
October 1997	$11.0300
October 1998	$7.5963
October 1999	$9.8568
October 2000	$10.6810
October 2001	$7.3761
October 2002	$5.3455
October 2003	$6.3322
October 2004	$6.7242
October 2005	$7.4953
October 2006	$6.9450
October 2007	$7.9366
October 2008	$6.4923
October 2009	$5.1077
October 2010	$5.3931
October 2011	$6.09800
October 2012	$6.9849
October 2013	$7.7367
October 2014	$9.1963
October 2015	$8.8121
October 2016	$9.4585
October 2017	$10.8144
October 2018	$12.9572
October 2019	$12.6487

THE FUND

The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2020 prospectus and the Statement of Additional Information.

3

INVESTMENT MANAGER

The Company’s Board of Directors has delegated responsibility to a committee to authorize or approve investments in the Fund. That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Fund. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Fund and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of Equitable Financial Life Insurance Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

As of December 31, 2019, AllianceBernstein had total assets under management of $623 million. AllianceBernstein’s main office is located at 1345 Avenue of the Americas, New York, New York 10105.

Fund Transactions

The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/Equitable Financial Life Insurance Company and receive commissions paid by the Fund. For 2019, 2018 and 2017, the Fund paid $994, $881 and $1,010, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2020 Statement of Additional Information.

4

FINANCIAL STATEMENTS

The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.

Separate Account No. 4 (Pooled):	Page

Report of Independent Registered Public Accounting Firm	FSA-1

Statement of Assets and Liabilities, December 31, 2019	FSA-2

Statement of Operations for the Year Ended December 31, 2019	FSA-3

Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-4

Portfolio of Investments December 31, 2019	FSA-5

Notes to Financial Statements	FSA-13

5

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AXA Equitable Life Insurance Company

and the Contractowners of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 20, 2020

We have served as the auditor of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company since 1993.

FSA-1

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $45,915,265)		$89,901,933
Cash		864,498
Due from AXA Equitable’s General Account		421,278
Dividends receivable		46,765
Fees receivable from Contractowners		2,773
Variation margin due from broker		846

Total assets		91,238,093

Liabilities:
Asset management fee payable		15,345
Accrued custody and bank fees		6,540
Accrued expenses		65,176

Total liabilities		87,061

Net Assets Attributable to Contractowners or in Accumulation		$91,151,032

Amount retained by AXA Equitable in Separate Account No. 4		$900,078
Net assets attributable to contractowners		45,906,036
Net assets allocated to contracts in payout period		44,344,918

Net Assets		$91,151,032

	Units Outstanding	Unit Values
Institutional	1,472	$31,977.69
RIA	1,140	2,945.37
MRP	34,911	1,131.88
EPP	394	3,056.11

The accompanying notes are an integral part of these financial statements.

FSA-2

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

Investment Income (Note 2):
Dividends	$1,082,086

Total investment income	1,082,086

Expenses (Note 6):
Investment management fees	(116,982)
Custody and bank fees	(11,542)
Other operating expenses	(65,828)

Total expenses	(194,352)

Net Investment Income (Loss)	887,734

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Note 2):
Net realized gain (loss) from investments	10,105,306
Net realized gain (loss) on futures contracts	134,947
Change in unrealized appreciation (depreciation) of investments	14,583,151
Change in unrealized appreciation (depreciation) on futures contracts	38,933

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	24,862,337

Net Increase (Decrease) in Net Assets Attributable to Operations	$25,750,071

The accompanying notes are an integral part of these financial statements.

FSA-3

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations:
Net Investment Income (Loss)	$887,734	$1,069,530
Net realized gain (loss) on investments and futures contracts	10,240,253	9,019,259
Change in unrealized appreciation (depreciation) of investments and futures contracts	14,622,084	(10,858,500)

Net increase (decrease) in assets attributable to operations	25,750,071	(769,711)

From Contractowners Transactions:
Contributions	2,694,822	3,937,681
Withdrawals	(13,105,485)	(14,669,111)
Asset management fees (Note 6)	(65,607)	(69,061)
Administrative fees (Note 6)	(270,701)	(289,284)

Net increase (decrease) in net assets attributable to contractowners transactions	(10,746,971)	(11,089,775)

Net increase (decrease) in net assets attributable to AXA Equitable’s transactions	244,477	272,592

Increase (Decrease) in Net Assets	15,247,577	(11,586,894)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	75,903,455	87,490,349

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$91,151,032	$75,903,455

The accompanying notes are an integral part of these financial statements.

FSA-4

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
COMMON STOCKS — 98.6%

Information Technology — 38.2%

Communications Equipment — 1.6%
Arista Networks, Inc.(a)	360	$73,224
Cisco Systems, Inc.	25,118	1,204,659
F5 Networks, Inc.(a)	330	46,085
Motorola Solutions, Inc.	720	116,021
Ubiquiti, Inc.	90	17,008

		1,456,997

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. — Class A	1,670	180,744
CDW Corp./DE	846	120,843
Cognex Corp.	920	51,557
Corning, Inc.	1,390	40,463
Dolby Laboratories, Inc. — Class A	40	2,752
FLIR Systems, Inc.	60	3,124
IPG Photonics Corp.(a)	20	2,898
Jabil, Inc.	180	7,439
Keysight Technologies, Inc.(a)	1,060	108,788
National Instruments Corp.	40	1,694
Trimble, Inc.(a)	250	10,423
Zebra Technologies Corp. — Class A(a)	310	79,186

		609,911

IT Services — 9.1%
Accenture PLC — Class A	3,725	784,373
Akamai Technologies, Inc.(a)	860	74,287
Alliance Data Systems Corp.	25	2,805
Automatic Data Processing, Inc.	2,535	432,217
Black Knight, Inc.(a)	800	51,584
Booz Allen Hamilton Holding Corp.	795	56,548
Broadridge Financial Solutions, Inc.	670	82,772
Cognizant Technology Solutions Corp. — Class A	235	14,575
CoreLogic, Inc./United States(a)	20	874
EPAM Systems, Inc.(a)	300	63,648
Euronet Worldwide, Inc.(a)	305	48,056
Fidelity National Information Services, Inc.	2,166	301,269
Fiserv, Inc.(a)	3,290	380,423
FleetCor Technologies, Inc.(a)	504	145,011
Gartner, Inc.(a)	510	78,591
Genpact Ltd.	1,080	45,543
Global Payments, Inc.	1,763	321,855
GoDaddy, Inc. — Class A(a)	990	67,241
International Business Machines Corp.	3,125	418,875
Jack Henry & Associates, Inc.	410	59,725
Mastercard, Inc. — Class A	5,290	1,579,541
MongoDB, Inc.(a)	240	31,586
Okta, Inc.(a)	600	69,222
Paychex, Inc.	1,845	156,936
PayPal Holdings, Inc.(a)	6,860	742,046
Sabre Corp.	265	5,947
Square, Inc. — Class A(a)	1,953	122,180
Switch, Inc. — Class A	329	4,876
Twilio, Inc. — Class A(a)	700	68,796
VeriSign, Inc.(a)	420	80,925
Visa, Inc. — Class A	10,220	1,920,338
Western Union Co. (The) — Class W	535	14,327
WEX, Inc.(a)	250	52,365

		8,279,357

Company	Shares	U.S. $ Value
Semiconductors & Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc.(a)	5,870	$269,198
Analog Devices, Inc.	294	34,939
Applied Materials, Inc.	2,910	177,626
Broadcom, Inc.	2,297	725,898
Cree, Inc.(a)	40	1,846
Entegris, Inc.	780	39,070
KLA Corp.	940	167,480
Lam Research Corp.	750	219,300
Maxim Integrated Products, Inc.	550	33,831
Microchip Technology, Inc.	335	35,113
Monolithic Power Systems, Inc.	240	42,725
NVIDIA Corp.	3,410	802,373
QUALCOMM, Inc.	6,801	600,052
Skyworks Solutions, Inc.	40	4,835
Teradyne, Inc.	960	65,462
Texas Instruments, Inc.	5,460	700,464
Universal Display Corp.	260	53,578
Xilinx, Inc.	1,460	142,744

		4,116,534

Software — 13.7%
2U, Inc.(a)	110	2,639
Adobe, Inc.(a)	2,890	953,151
Alteryx, Inc. — Class A(a)	220	22,015
Anaplan, Inc.(a)	490	25,676
ANSYS, Inc.(a)	505	129,992
Aspen Technology, Inc.(a)	410	49,581
Atlassian Corp. PLC — Class A(a)	620	74,611
Autodesk, Inc.(a)	1,010	185,295
Avalara, Inc.(a)	220	16,115
Cadence Design Systems, Inc.(a)	1,590	110,282
CDK Global, Inc.	710	38,823
Ceridian HCM Holding, Inc.(a)	420	28,510
Citrix Systems, Inc.	650	72,085
Coupa Software, Inc.(a)	350	51,188
DocuSign, Inc.(a)	850	62,993
Dropbox, Inc. — Class A(a)	1,190	21,313
Elastic NV(a)	243	15,625
Fair Isaac Corp.(a)	170	63,696
FireEye, Inc.(a)	1,130	18,679
Fortinet, Inc.(a)	830	88,611
Guidewire Software, Inc.(a)	470	51,592
HubSpot, Inc.(a)	230	36,455
Intuit, Inc.	1,480	387,656
Manhattan Associates, Inc.(a)	375	29,906
Medallia, Inc.(a)	67	2,084
Microsoft Corp.(b)	44,380	6,998,726
New Relic, Inc.(a)	280	18,399
Nutanix, Inc. — Class A(a)	770	24,070
Oracle Corp.	12,229	647,892
PagerDuty, Inc.(a)	50	1,170
Palo Alto Networks, Inc.(a)	550	127,187
Paycom Software, Inc.(a)	290	76,780
Paylocity Holding Corp.(a)	190	22,956
Pegasystems, Inc.	220	17,523
Pluralsight, Inc. — Class A(a)	350	6,024
Proofpoint, Inc.(a)	280	32,138
PTC, Inc.(a)	600	44,934
RealPage, Inc.(a)	420	22,575
RingCentral, Inc. — Class A(a)	430	72,528

FSA-5

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Software (Continued)
salesforce.com, Inc.(a)	4,822	$784,250
ServiceNow, Inc.(a)	1,112	313,940
Smartsheet, Inc. — Class A(a)	500	22,460
SolarWinds Corp.(a)	72	1,336
Splunk, Inc.(a)	880	131,798
SS&C Technologies Holdings, Inc.	1,170	71,838
Synopsys, Inc.(a)	875	121,800
Teradata Corp.(a)	660	17,668
Trade Desk, Inc. (The) — Class A(a)	220	57,152
Tyler Technologies, Inc.(a)	220	66,004
VMware, Inc. — Class A(a)	465	70,582
Workday, Inc. — Class A(a)	945	155,405
Zendesk, Inc.(a)	640	49,043
Zscaler, Inc.(a)	350	16,275

		12,531,026

Technology Hardware, Storage & Peripherals — 8.6%
Apple, Inc.	26,197	7,692,749
Change Healthcare, Inc.(a)	141	2,311
Dell Technologies, Inc. — Class C(a)	633	32,530
HP, Inc.	450	9,248
NCR Corp.(a)	690	24,260
NetApp, Inc.	1,360	84,660
Pure Storage, Inc. — Class A(a)	1,290	22,072

		7,867,830

Total Information Technology		34,861,655

Health Care — 14.6%

Biotechnology — 3.1%
AbbVie, Inc.	8,657	766,491
Adaptive Biotechnologies Corp.(a)	61	1,825
Agios Pharmaceuticals, Inc.(a)	30	1,433
Alexion Pharmaceuticals, Inc.(a)	920	99,498
Alnylam Pharmaceuticals, Inc.(a)	520	59,888
Amgen, Inc.	3,220	776,246
Biogen, Inc.(a)	369	109,493
BioMarin Pharmaceutical, Inc.(a)	1,000	84,550
Exact Sciences Corp.(a)	810	74,909
Exelixis, Inc.(a)	710	12,510
Gilead Sciences, Inc.	1,037	67,384
Incyte Corp.(a)	1,040	90,813
Ionis Pharmaceuticals, Inc.(a)	740	44,703
Moderna, Inc.(a)	1,073	20,988
Neurocrine Biosciences, Inc.(a)	530	56,970
Regeneron Pharmaceuticals, Inc.(a)	110	41,303
Sage Therapeutics, Inc.(a)	300	21,657
Sarepta Therapeutics, Inc.(a)	410	52,906
Seattle Genetics, Inc.(a)	670	76,554
Vertex Pharmaceuticals, Inc.(a)	1,520	332,804

		2,792,925

Health Care Equipment & Supplies —3.4%
Abbott Laboratories	4,370	379,578
ABIOMED, Inc.(a)	260	44,353
Align Technology, Inc.(a)	480	133,939
Avantor, Inc.(a)	928	16,843
Baxter International, Inc.	1,290	107,870
Becton Dickinson and Co.	134	36,444
Boston Scientific Corp.(a)	8,120	367,186
Cantel Medical Corp.	120	8,508

Company	Shares	U.S. $ Value
Health Care Equipment & Supplies (Continued)
Cooper Cos., Inc. (The)	40	$12,852
Danaher Corp.	200	30,696
DexCom, Inc.(a)	530	115,932
Edwards Lifesciences Corp.(a)	1,240	289,280
Envista Holdings Corp.(a)	435	12,893
Hill-Rom Holdings, Inc.	190	21,571
Hologic, Inc.(a)	1,250	65,263
ICU Medical, Inc.(a)	40	7,485
IDEXX Laboratories, Inc.(a)	510	133,176
Insulet Corp.(a)	360	61,632
Intuitive Surgical, Inc.(a)	690	407,894
Masimo Corp.(a)	280	44,257
Penumbra, Inc.(a)	190	31,211
ResMed, Inc.	830	128,625
STERIS PLC	20	3,048
Stryker Corp.	2,030	426,178
Teleflex, Inc.	270	101,639
Varian Medical Systems, Inc.(a)	530	75,265
West Pharmaceutical Services, Inc.	320	48,106

		3,111,724

Health Care Providers & Services —2.9%
AmerisourceBergen Corp. — Class A	840	71,417
Anthem, Inc.	440	132,893
Centene Corp.(a)	1,974	124,105
Chemed Corp.	100	43,926
Cigna Corp.(a)	673	137,622
Encompass Health Corp.	280	19,396
Guardant Health, Inc.(a)	200	15,628
HCA Healthcare, Inc.	910	134,507
Henry Schein, Inc.(a)	110	7,339
Humana, Inc.	350	128,282
Laboratory Corp. of America Holdings(a)	40	6,767
McKesson Corp.	120	16,598
Molina Healthcare, Inc.(a)	290	39,350
UnitedHealth Group, Inc.	5,560	1,634,529
WellCare Health Plans, Inc.(a)	270	89,157

		2,601,516

Health Care Technology — 0.3%
Cerner Corp.	1,825	133,937
Veeva Systems, Inc. — Class A(a)	773	108,730

		242,667

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	170	14,503
Bio-Techne Corp.	220	48,292
Bruker Corp.	550	28,034
Charles River Laboratories International, Inc.(a)	290	44,300
Illumina, Inc.(a)	870	288,614
IQVIA Holdings, Inc.(a)	450	69,529
Mettler-Toledo International, Inc.(a)	150	118,992
PerkinElmer, Inc.	140	13,594
PRA Health Sciences, Inc.(a)	320	35,568
Thermo Fisher Scientific, Inc.	1,620	526,289
Waters Corp.(a)	400	93,460

		1,281,175

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	8,026	515,189
Eli Lilly & Co.	5,045	663,064

FSA-6

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Pharmaceuticals (Continued)
Horizon Therapeutics PLC(a)	120	$4,344
Jazz Pharmaceuticals PLC(a)	290	43,291
Johnson & Johnson	2,320	338,418
Merck & Co., Inc.	14,290	1,299,676
Nektar Therapeutics(a)	150	3,238
Zoetis, Inc.	2,790	369,257

		3,236,477

Total Health Care		13,266,484

Consumer Discretionary — 13.8%

Auto Components — 0.0%
Aptiv PLC	90	8,547

Automobiles — 0.4%
IAA, Inc.(a)	660	31,060
Tesla, Inc.(a)	837	350,142

		381,202

Distributors — 0.1%
LKQ Corp.(a)	240	8,568
Pool Corp.	240	50,971

		59,539

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	340	51,098
Grand Canyon Education, Inc.(a)	10	958
H&R Block, Inc.	175	4,109
Service Corp. International/US	360	16,571
ServiceMaster Global Holdings, Inc.(a)	121	4,678

		77,414

Hotels, Restaurants & Leisure — 2.2%
Chipotle Mexican Grill, Inc. — Class A(a)	150	125,567
Choice Hotels International, Inc.	80	8,274
Darden Restaurants, Inc.	720	78,487
Domino’s Pizza, Inc.	240	70,507
Dunkin’ Brands Group, Inc.	406	30,669
Hilton Grand Vacations, Inc.(a)	67	2,304
Hilton Worldwide Holdings, Inc.	1,618	179,452
Las Vegas Sands Corp.	910	62,826
Marriott International, Inc./MD — Class A	1,578	238,957
McDonald’s Corp.	728	143,860
MGM Resorts International	200	6,654
Norwegian Cruise Line Holdings Ltd.(a)	250	14,603
Planet Fitness, Inc.(a)	450	33,606
Six Flags Entertainment Corp.	40	1,804
Starbucks Corp.	6,995	615,000
Vail Resorts, Inc.	210	50,364
Wendy’s Co. (The)	1,080	23,987
Wyndham Hotels & Resorts, Inc.	160	10,050
Wynn Resorts Ltd.	480	66,658
Yum China Holdings, Inc.	1,670	80,177
Yum! Brands, Inc.	1,560	157,139

		2,000,945

Household Durables — 0.2%
Lennar Corp. — Class A	670	37,379
Lennar Corp. — Class B	20	894
NVR, Inc.(a)	30	114,252
Tempur Sealy International, Inc.(a)	260	22,636

		175,161

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail —5.9%
Amazon.com, Inc.(a)	2,462	$4,549,382
Booking Holdings, Inc.(a)	253	519,594
eBay, Inc.	4,650	167,912
Etsy, Inc.(a)	690	30,567
Expedia Group, Inc.	701	75,806
GrubHub, Inc.(a)	530	25,779
Wayfair, Inc. — Class A(a)	320	28,918

		5,397,958

Leisure Products — 0.1%
Hasbro, Inc.	680	71,815
Mattel, Inc.(a)	1,350	18,292
Polaris, Inc.	290	29,493

		119,600

Multiline Retail — 0.4%
Dollar General Corp.	1,405	219,152
Dollar Tree, Inc.(a)	706	66,399
Nordstrom, Inc.	585	23,944
Ollie’s Bargain Outlet Holdings, Inc.(a)	260	16,981
Target Corp.	160	20,514

		346,990

Specialty Retail — 3.1%
Advance Auto Parts, Inc.	105	16,817
AutoZone, Inc.(a)	155	184,653
Best Buy Co., Inc.	260	22,828
Burlington Stores, Inc.(a)	380	86,651
CarMax, Inc.(a)	455	39,890
Carvana Co.(a)	260	23,933
Dynatrace, Inc.(a)	170	4,301
Five Below, Inc.(a)	280	35,801
Floor & Decor Holdings, Inc. — Class A(a)	380	19,308
Home Depot, Inc. (The)	3,690	805,822
L Brands, Inc.	205	3,715
Lowe’s Cos., Inc.	4,598	550,657
O’Reilly Automotive, Inc.(a)	455	199,408
Ross Stores, Inc.	2,070	240,989
TJX Cos., Inc. (The)	7,100	433,526
Tractor Supply Co.	690	64,474
Ulta Salon Cosmetics & Fragrance, Inc.(a)	330	83,536
Williams-Sonoma, Inc.	35	2,570

		2,818,879

Textiles, Apparel & Luxury Goods —1.3%
Capri Holdings Ltd.(a)	340	12,971
Carter’s, Inc.	70	7,654
Columbia Sportswear Co.	100	10,019
Hanesbrands, Inc.	1,600	23,760
Lululemon Athletica, Inc.(a)	700	162,169
NIKE, Inc. — Class B	7,210	730,445
Skechers U.S.A., Inc. — Class A(a)	270	11,661
Under Armour, Inc. — Class A(a)	680	14,688
Under Armour, Inc. — Class C(a)	739	14,174
VF Corp.	1,760	175,402

		1,162,943

Total Consumer Discretionary		12,549,178

FSA-7

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Communication Services — 11.5%

Diversified Telecommunication Services — 1.1%
Altice USA, Inc. — Class A(a)	1,800	$49,212
Cable One, Inc.	30	44,654
Charter Communications, Inc. — Class A(a)	557	270,190
Comcast Corp. — Class A	12,400	557,628
Sirius XM Holdings, Inc.	7,995	57,164
Zayo Group Holdings, Inc.(a)	1,275	44,179

		1,023,027

Entertainment — 1.4%
Activision Blizzard, Inc.	190	11,290
Electronic Arts, Inc.(a)	1,490	160,190
Live Nation Entertainment, Inc.(a)	750	53,602
Madison Square Garden Co. (The) — Class A(a)	16	4,707
Netflix, Inc.(a)	2,503	809,896
Roku, Inc.(a)	500	66,950
Spotify Technology SA(a)	700	104,685
Take-Two Interactive Software, Inc.(a)	310	37,953
World Wrestling Entertainment, Inc. — Class A	210	13,623
Zynga, Inc. — Class A(a)	1,080	6,610

		1,269,506

Interactive Media & Services — 8.7%
Alphabet, Inc. — Class A(a)	1,785	2,390,811
Alphabet, Inc. — Class C(a)	1,806	2,414,658
Facebook, Inc. — Class A(a)	14,031	2,879,863
IAC/InterActiveCorp(a)	250	62,277
Match Group, Inc.(a)	320	26,275
TripAdvisor, Inc.	550	16,709
Twitter, Inc.(a)	4,393	140,796

		7,931,389

Media — 0.2%
AMC Networks, Inc. — Class A(a)	200	7,900
Fox Corp. — Class A	150	5,560
Fox Corp. — Class B(a)	90	3,276
Interpublic Group of Cos., Inc. (The)	210	4,851
New York Times Co. (The) — Class A	130	4,182
Nexstar Media Group, Inc. — Class A	190	22,277
Omnicom Group, Inc.	626	50,719
Sinclair Broadcast Group, Inc. — Class A	290	9,669
ViacomCBS, Inc. — Class A	19	853
ViacomCBS, Inc. — Class B	1,760	73,867

		183,154

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(a)	910	71,362

Total Communication Services		10,478,438

Industrials — 8.9%

Aerospace & Defense — 2.8%
Boeing Co. (The)	3,093	1,007,576
General Dynamics Corp.	100	17,635
HEICO Corp.	233	26,597
HEICO Corp. — Class A	437	39,125
Hexcel Corp.	460	33,723
Huntington Ingalls Industries, Inc.	200	50,176
L3Harris Technologies, Inc.	660	130,594
Lockheed Martin Corp.	1,480	576,282
Northrop Grumman Corp.	940	323,332

Company	Shares	U.S. $ Value

Aerospace & Defense (Continued)
Raytheon Co.	1,030	$226,332
Spirit AeroSystems Holdings, Inc. — Class A	540	39,355
TransDigm Group, Inc.	240	134,400

		2,605,127

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	560	43,792
Expeditors International of Washington, Inc.	710	55,394
United Parcel Service, Inc. — Class B	4,090	478,776
XPO Logistics, Inc.(a)	310	24,707

		602,669

Airlines — 0.2%
Alaska Air Group, Inc.	310	21,003
American Airlines Group, Inc.	230	6,596
Delta Air Lines, Inc.	680	39,767
JetBlue Airways Corp.(a)	150	2,808
Southwest Airlines Co.	1,640	88,527
United Airlines Holdings, Inc.(a)	300	26,427

		185,128

Building Products — 0.2%
Allegion PLC	420	52,307
AO Smith Corp.	130	6,193
Armstrong World Industries, Inc.	280	26,312
Fortune Brands Home & Security, Inc.	260	16,988
Lennox International, Inc.	200	48,794

		150,594

Commercial Services & Supplies — 0.5%
Cintas Corp.	505	135,885
Copart, Inc.(a)	1,155	105,036
KAR Auction Services, Inc.	700	15,253
Republic Services, Inc. — Class A	70	6,274
Rollins, Inc.	780	25,865
Waste Management, Inc.	1,910	217,664

		505,977

Construction & Engineering — 0.0%
Quanta Services, Inc.	140	5,699

Electrical Equipment — 0.4%
Acuity Brands, Inc.	50	6,900
AMETEK, Inc.	1,010	100,737
BWX Technologies, Inc.	400	24,832
Emerson Electric Co.	300	22,878
Hubbell, Inc.	180	26,608
Rockwell Automation, Inc.	700	141,869
Sensata Technologies Holding PLC(a)	390	21,009

		344,833

Industrial Conglomerates — 0.9%
3M Co.	2,488	438,933
Carlisle Cos., Inc.	280	45,315
Honeywell International, Inc.	2,030	359,310
Roper Technologies, Inc.	90	31,881

		875,439

Machinery — 1.3%
Allison Transmission Holdings, Inc.	600	28,992
Caterpillar, Inc.	250	36,920
Deere & Co.	200	34,652
Donaldson Co., Inc.	740	42,639

FSA-8

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Machinery (Continued)
Dover Corp.	370	$42,646
Flowserve Corp.	150	7,465
Fortive Corp.	340	25,973
Graco, Inc.	960	49,920
IDEX Corp.	230	39,560
Illinois Tool Works, Inc.	1,920	344,889
Ingersoll-Rand PLC	1,330	176,784
Lincoln Electric Holdings, Inc.	280	27,084
Middleby Corp. (The)(a)	280	30,666
Nordson Corp.	310	50,480
Toro Co. (The)	610	48,599
WABCO Holdings, Inc.(a)	250	33,875
Westinghouse Air Brake Technologies Corp.	290	22,562
Woodward, Inc.	270	31,979
Xylem, Inc./NY	1,010	79,578

		1,155,263

Professional Services — 0.5%
CoStar Group, Inc.(a)	220	131,626
Equifax, Inc.	600	84,072
Nielsen Holdings PLC	250	5,075
Robert Half International, Inc.	675	42,626
TransUnion	1,090	93,315
Verisk Analytics, Inc. — Class A	937	139,932

		496,646

Road & Rail — 1.1%
CSX Corp.	1,570	113,605
JB Hunt Transport Services, Inc.	110	12,846
Landstar System, Inc.	200	22,774
Lyft, Inc.(a)	20	860
Norfolk Southern Corp.	220	42,708
Old Dominion Freight Line, Inc.	160	30,365
Uber Technologies, Inc.(a)	100	2,974
Union Pacific Corp.	4,154	751,002

		977,134

Trading Companies & Distributors — 0.3%
Air Lease Corp.	35	1,663
Fastenal Co.	3,000	110,850
United Rentals, Inc.(a)	330	55,034
WW Grainger, Inc.	260	88,015

		255,562

Total Industrials		8,160,071

Consumer Staples — 4.5%

Beverages — 2.2%
Brown-Forman Corp. — Class A	230	14,437
Brown-Forman Corp. — Class B	937	63,341
Coca-Cola Co. (The)	15,310	847,409
Monster Beverage Corp.(a)	2,240	142,352
PepsiCo, Inc.	6,887	941,246

		2,008,785

Food & Staples Retailing — 1.1%
Casey’s General Stores, Inc.	50	7,949
Costco Wholesale Corp.	2,565	753,905
Grocery Outlet Holding Corp.(a)	18	584
Sprouts Farmers Market, Inc.(a)	276	5,341
Sysco Corp.	2,760	236,090

		1,003,869

Company	Shares	U.S. $ Value
Food Products — 0.3%
Campbell Soup Co.	510	$25,204
Hershey Co. (The)	740	108,765
Kellogg Co.	550	38,038
Lamb Weston Holdings, Inc.	220	18,927
McCormick & Co., Inc./MD	480	81,470
Pilgrim’s Pride Corp.(a)	100	3,272
Post Holdings, Inc.(a)	170	18,547
TreeHouse Foods, Inc.(a)	50	2,425

		296,648

Household Products — 0.3%
Church & Dwight Co., Inc.	1,440	101,290
Clorox Co. (The)	600	92,124
Procter & Gamble Co. (The)	840	104,916

		298,330

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The) — Class A	1,280	264,371
Herbalife Nutrition Ltd.(a)	90	4,290

		268,661

Tobacco — 0.3%
Altria Group, Inc.	5,350	267,019

Total Consumer Staples		4,143,312

Financials — 3.2%

Banks — 0.1%
CIT Group, Inc.	40	1,825
Comerica, Inc.	40	2,870
First Republic Bank/CA	130	15,268
Prosperity Bancshares, Inc.	10	719
Signature Bank/New York NY	160	21,858
SVB Financial Group(a)	20	5,021
Synovus Financial Corp.	50	1,960
Western Alliance Bancorp	60	3,420

		52,941

Capital Markets — 1.6%
Ameriprise Financial, Inc.	110	18,324
Cboe Global Markets, Inc.	150	18,000
Charles Schwab Corp. (The)	4,100	194,996
E*TRADE Financial Corp.	210	9,528
Evercore, Inc. — Class A	80	5,981
FactSet Research Systems, Inc.	220	59,026
Interactive Brokers Group, Inc. — Class A	100	4,662
Intercontinental Exchange, Inc.	1,260	116,613
Lazard Ltd. — Class A	210	8,392
LPL Financial Holdings, Inc.	469	43,265
MarketAxess Holdings, Inc.	220	83,404
Moody’s Corp.	980	232,662
MSCI, Inc. — Class A	500	129,090
Raymond James Financial, Inc.	120	10,735
S&P Global, Inc.	1,470	401,383
SEI Investments Co.	310	20,299
T. Rowe Price Group, Inc.	380	46,299
TD Ameritrade Holding Corp.	1,350	67,095
Virtu Financial, Inc. — Class A	80	1,279

		1,471,033

FSA-9

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Consumer Finance — 0.4%
American Express Co.	2,228	$277,364
Credit Acceptance Corp.(a)	55	24,328
Discover Financial Services	610	51,740
Synchrony Financial	1,010	36,370

		389,802

Diversified Financial Services — 0.2%
IHS Markit Ltd.(a)	1,420	106,997
Morningstar, Inc.	115	17,401
Voya Financial, Inc.	50	3,049

		127,447

Insurance — 0.9%
Alleghany Corp.(a)	10	7,996
Aon PLC	1,390	289,523
Arch Capital Group Ltd.(a)	300	12,867
Arthur J Gallagher & Co.	180	17,141
Athene Holding Ltd. — Class A(a)	340	15,990
Axis Capital Holdings Ltd.	40	2,378
Brown & Brown, Inc.	80	3,158
Erie Indemnity Co. — Class A	90	14,940
Everest Re Group Ltd.	70	19,379
Kemper Corp.	50	3,875
Markel Corp.(a)	10	11,432
Marsh & McLennan Cos., Inc.	2,580	287,438
Primerica, Inc.	170	22,195
Progressive Corp. (The)	1,080	78,181
RenaissanceRe Holdings Ltd.	110	21,562
Travelers Cos., Inc. (The)	250	34,238

		842,293

Thrifts & Mortgage Finance — 0.0%
LendingTree, Inc.(a)	50	15,172

Total Financials		2,898,688

Real Estate — 2.3%

Equity Real Estate Investment Trusts (REITs) — 2.2%
American Homes 4 Rent — Class A	600	15,726
American Tower Corp.	2,600	597,532
Americold Realty Trust	1,120	39,267
Colony Capital, Inc.	149	708
CoreSite Realty Corp.	170	19,060
Crown Castle International Corp.	2,408	342,297
Equinix, Inc.	514	300,022
Equity LifeStyle Properties, Inc.	970	68,278
Extra Space Storage, Inc.	580	61,260
Iron Mountain, Inc.	180	5,737
Lamar Advertising Co. — Class A	495	44,184
Outfront Media, Inc.	80	2,146
Public Storage	660	140,553
SBA Communications Corp.	670	161,463
Simon Property Group, Inc.	1,569	233,718
Sun Communities, Inc.	130	19,513
UDR, Inc.	80	3,736

		2,055,200

Real Estate Management & Development — 0.1%
Brookfield Property REIT, Inc.	430	7,932
CBRE Group, Inc. — Class A(a)	720	44,129
Howard Hughes Corp. (The)(a)	30	3,804

Company	Shares	U.S. $ Value
Real Estate Management & Development (Continued)
Jones Lang LaSalle, Inc.	36	$6,267

		62,132

Total Real Estate		2,117,332

Materials — 1.3%

Chemicals — 0.8%
Air Products & Chemicals, Inc.	180	42,298
Axalta Coating Systems Ltd.(a)	357	10,853
CF Industries Holdings, Inc.	120	5,729
Ecolab, Inc.	1,456	280,993
Element Solutions, Inc.(a)	460	5,373
NewMarket Corp.	50	24,326
PPG Industries, Inc.	450	60,070
RPM International, Inc.	120	9,211
Scotts Miracle-Gro Co. (The) — Class A	230	24,421
Sherwin-Williams Co. (The)	490	285,935
WR Grace & Co.	330	23,051

		772,260

Construction Materials — 0.2%
Eagle Materials, Inc.	190	17,225
Martin Marietta Materials, Inc.	110	30,761
Vulcan Materials Co.	720	103,673

		151,659

Containers & Packaging — 0.3%
AptarGroup, Inc.	150	17,343
Avery Dennison Corp.	460	60,177
Ball Corp.	1,900	122,873
Berry Global Group, Inc.(a)	280	13,297
Crown Holdings, Inc.(a)	390	28,291
Sealed Air Corp.	50	1,991

		243,972

Metals & Mining — 0.0%
Royal Gold, Inc.	110	13,448
Southern Copper Corp.	348	14,783

		28,231

Total Materials		1,196,122

Energy — 0.3%

Oil, Gas & Consumable Fuels — 0.3%
Cabot Oil & Gas Corp.	1,470	25,593
Cheniere Energy, Inc.(a)	780	47,635
Diamondback Energy, Inc.	190	17,643
Equitrans Midstream Corp.	120	1,603
ONEOK, Inc.	761	57,585
Parsley Energy, Inc. — Class A	900	17,019
Pioneer Natural Resources Co.	420	63,575

Total Energy		230,653

Total Investments — 98.6% (cost $45,915,265)		89,901,933
Other assets less liabilities — 1.4%		1,249,099

Net Assets — 100.0%		$91,151,032

FSA-10

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2019

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 Index Mini	4	March 2020	$646,220	$13,132

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

The accompanying notes are an integral part of these financial statements.

FSA-11

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2019

% of Total Investments*	Country Diversification
99.9%	United States
0.1%	China
0.0%	Other

100.0%

*	All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time. “Other” country weightings represent 0.02% or less in the following countries: Bermuda and Peru.

The accompanying notes are an integral part of these financial statements.

FSA-12

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements

DECEMBER 31, 2019

1.	Organization

Separate Account No. 4 (Pooled) (the “Fund” or “Account”) of AXA Equitable Life Insurance Company (“AXA Equitable”), was established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of AXA Equitable. The fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). These financial statements reflect the financial position and results of operations for Separate Account No. 4. Annuity contracts issued by AXA Equitable for which the Account is the funding vehicle are Equi-Pen-Plus (“EPP”), Members Retirement Program (“MRP”) and Retirement Investment Account (“RIA”) (collectively, the “Plans”). Institutional Contracts reflect investments in the Fund by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional Contracts are invested in a number of investment Funds (available Funds vary by Plan).

The Contractowners invest in Separate Account No. 4 under the following respective names:

Pooled Separate Account Funds*
RIA
Separate Account No. 4	The AllianceBernstein Common Stock Fund

MRP
Separate Account No. 4	The AllianceBernstein Growth Equity Fund

EPP
Separate Account No. 4	The AllianceBernstein Common Stock Fund

Institutional
Separate Account No. 4	Growth Stock Account

*	As defined in the respective Prospectus of the Plans, excluding Institutional Investments.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable’s other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account’s assets attributable to the Contracts will not be charged with liabilities arising out of any other business AXA Equitable may conduct.

Amounts retained by AXA Equitable in Separate Account No. 4 arises principally from (1) contributions from AXA Equitable and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the accounts in excess of the net assets attributable to Contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks and asset-based administration charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account (“General Account”). AXA Equitable’s General Account is subject to creditor rights.

In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Accounts. Based on experience, the risk of material loss is expected to be remote.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Adoption of New Accounting Pronouncements:

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement. Amendments in this ASU impact the fair value disclosure requirements, including the removal, modification and addition to existing disclosure

FSA-13

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

2.	Significant Accounting Policies (Continued)

requirements. The new standard is effective for fiscal years beginning after December 15, 2019, however early adoption is permitted, with the option to early adopt amendments to remove or modify disclosures, with full adoption of additional disclosure requirements delayed until the stated effective date. AXA Equitable elected to early adopt during 2019 the removed disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements, and will delay adoption of the additional disclosures until their effective date on January 1, 2020.

Investment securities for Separate Account No. 4 are valued as follows:

Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by AXA Equitable’s investment officers.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable’s investment officers.

Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

Futures Contracts:

Futures contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

Separate Account No. 4 may buy or sell futures contracts solely for the purpose of protecting their Account’s securities against anticipated future changes in interest rates that might adversely affect the value of an Account’s securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures

FSA-14

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

2.	Significant Accounting Policies (Concluded)

contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2019, the average monthly notional value of futures contracts held in Separate Account No. 4 was $762,712. All future contracts were related to equity contracts for the year ended December 31, 2019.

When the futures contract is closed, the Account records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Account’s basis in the contract. Should interest rates or the price of securities move unexpectedly, the Account may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts, interest rates and the underlying hedged assets.

Market and Credit Risk:

Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Account’s exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Account bears the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Separate Account’s futures transactions.

Contracts in Payout:

Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

Other assets and liabilities:

Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

Contract Payments and Withdrawals:

Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal charges. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Fund by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

Foreign Taxes:

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

FSA-15

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

3.	Fair Value Disclosures

Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

Fair Value Measurements as of December 31, 2019
Level 1
Separate Account No.4
Assets
Investments:
Common stocks
Communication services	$10,478,438
Consumer discretionary	12,549,178
Consumer staples	4,143,312
Energy	230,653
Financials	2,898,688
Health Care	13,266,484
Industrials	8,160,071
Information Technology	34,861,655
Materials & processing	1,196,122
Real estate	2,117,332

Total common stocks	89,901,933

Liabilities
Other financial instruments:
Futures Contracts(1)	13,132

Total Level 1	$89,915,065

FSA-16

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

3.	Fair Value Disclosures (Concluded)

The table below presents a reconciliation for all Level 3 assets as of December 31, 2019:

Level 3 Instruments Fair Value Measurements
Separate Account No.4
Common Stocks
Balance, December 31, 2018	$9,862
Total gains (losses) realized and unrealized, included in:
Earnings as:
Change in unrealized loss	(3,187)
Sales	(6,675)

Balance, December 31, 2019	$—

(1)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

4.	Purchases and Sales on Investments

Investment Security Transactions:

For the year ended December 31, 2019, investment security transactions were as follows for Separate Account No. 4:

	Purchases	Sales
Fund	Stocks	Stocks
Separate Account No. 4	$14,771,895	$24,499,523

5.	Related Party Transactions

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for Separate Account No. 4. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable.

AXA Advisors, LLC (“AXA Advisors”) is a wholly-owned subsidiary of AXA Equitable, and a distributor and principal underwriter of the policies (“Contracts”). AXA Advisors is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industrial Regulatory Authority (“FINRA”).

The contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Fund’s portfolio transactions.

6.	Contractowner Charges

Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a reduction in unit value.

RIA

Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and

FSA-17

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

6.	Contractowner Charges (Continued)

operating expenses are paid by the contract holder (i) by a reduction of an appropriate number of Fund units or (ii) by a reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

Investment Management Fee:

An annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

Administrative Fees:

Contracts investing in the Fund are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a reduction in unit value. These fees may include:

Ongoing Operations Fee — An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

Combined balance of investment options	Monthly Rate
First $150,000	1/12 of 1.25%
Next $350,000	1/12 of 1.00%
Next $500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

Participant Recordkeeping Services Charge — Employers electing RIA’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

Contingent Withdrawal Charge — Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn.

Loan Fee — A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

Operating and Expense Charges:

In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

MRP

Charges and fees relating to the Fund paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

•

Program Expense Charge — AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Account. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the

FSA-18

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

6.	Contractowner Charges (Continued)
excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

•	Investment Management Fees — An expense charge is made daily at an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund. This fee is reflected as a reduction in MRP unit value.

•

Direct Operating and Other Expenses — In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

•	A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

EPP

Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

Investment Management Fee:

An annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

Administrative Fees:

Ongoing Operations Fee — An expense charge is made based on each client’s combined balance of Master Plan and Trust net assets in the Fund and AXA Equitable’s Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

Participant Recordkeeping Services Charge — Employers electing Equi-Pen-Plus’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

Withdrawal Charge — A charge is applied if the client terminates plan participation in the Master Retirement Trust (“Master Trust”) and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

For Termination Occurring In:	Withdrawal Charge:
Years 1 and 2	3% of all Master Trust Assets
Years 3 and 4	2% of all Master Trust assets
Year 5	1% of all Master Trust assets
After Year 5	No Withdrawal Charge

Operating and Expense Charges:

In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

FSA-19

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

6.	Contractowner Charges (Concluded)

Institutional

Asset Management Fees

Asset management fees are charged to clients investing in the Separate Account.

Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Account.

Administrative Fees

Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the Separate Account.

Operating and Expense Charges

In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

7.	Changes in Units Outstanding

Accumulation units issued and redeemed as of December 31, 2019 and December 31, 2018, were (in thousands):

	AllianceBernstein Common Stock Fund
	December 31, 2019	December 31, 2018
RIA
Issued	—	—
Redeemed	—	(1)

Net Decrease	—	(1)

	AllianceBernstein Growth Equity Fund
	December 31, 2019	December 31, 2018
MRP
Issued	2	3
Redeemed	(6)	(10)

Net Decrease	(4)	(7)

	AllianceBernstein Common Stock Fund
	December 31, 2019	December 31, 2018
EPP
Issued	—	—
Redeemed	(1)	—

Net Decrease	(1)	—

FSA-20

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

DECEMBER 31, 2019

7.	Changes in Units Outstanding (Concluded)

	Growth Stock Account
	December 31, 2019	December 31, 2018
Institutional
Issued	—	—
Redeemed	(1)	—

Net Decrease	(1)	—

The — on the Units Issued and Units Redeemed section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

8.	Financial Highlights

AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account (“RIA”), Members Retirement Program (“MRP”), and Equi-Pen-Plus (“EPP”) (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Fund by contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. In addition, contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans as a percentage of net assets attributable of such units.

Shown below is accumulation unit value information for units outstanding of Separate Account No. 4 (Pooled) for the periods indicated.

		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Total Return**	Expense Ratio*
SEPARATE ACCOUNT NO. 4

AllianceBernstein Common Stock Fund
December 31, 2019	RIA* - contract charge 0.08% (a)	$2,945.37	1		$3,358	36.02%	0.17%
December 31, 2018	RIA* - contract charge 0.08% (a)	$2,165.33	1		$3,118	(1.80)%	0.17%
December 31, 2017	RIA* - contract charge 0.08% (a)	$2,205.03	2		$3,363	30.05%	0.17%
December 31, 2016	RIA* - contract charge 0.08% (a)	$1,695.51	2		$3,057	6.90%	0.19%
December 31, 2015	RIA* - contract charge 0.08% (a)	$1,586.06	2		$2,999	5.65%	0.16%

December 31, 2019	EPP*—contract charge 0.08% (a)	$3,056.11	—(b	)	$1,204	36.02%	0.17%
December 31, 2018	EPP*—contract charge 0.08% (a)	$2,246.74	1		$1,355	(1.80)%	0.17%
December 31, 2017	EPP*—contract charge 0.08% (a)	$2,287.93	1		$1,606	30.05%	0.17%
December 31, 2016	EPP*—contract charge 0.08% (a)	$1,759.26	1		$1,409	6.90%	0.19%
December 31, 2015	EPP*—contract charge 0.08% (a)	$1,645.69	1		$1,391	5.65%	0.14%

AllianceBernstein Growth Equity Fund
December 31, 2019	MRP*- contract charge 0.30% (a)	$1,131.88	35		$39,515	35.72%	0.39%
December 31, 2018	MRP*- contract charge 0.30% (a)	$833.97	39		$32,831	(2.03)%	0.39%
December 31, 2017	MRP*- contract charge 0.30% (a)	$851.21	46		$39,138	29.76%	0.39%
December 31, 2016	MRP*- contract charge 0.30% (a)	$655.99	51		$33,742	6.66%	0.41%
December 31, 2015	MRP*- contract charge 0.30% (a)	$615.04	57		$34,827	5.16%	0.39%

Growth Stock Account
December 31, 2019	Institutional	$31,977.69	1		$47,071	36.13%	0.09%
December 31, 2018	Institutional	$23,490.04	2		$38,594	(1.72)%	0.09%
December 31, 2017	Institutional	$23,901.55	2		$43,381	30.15%	0.09%
December 31, 2016	Institutional	$18,363.95	2		$37,114	6.99%	0.11%
December 31, 2015	Institutional	$17,164.79	3		$43,187	5.74%	0.08%

(a)	Contract charge as described in Note 6 included in these financial statements.

FSA-21

SEPARATE ACCOUNTS NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Concluded)

DECEMBER 31, 2019

8.	Financial Highlights (Concluded)
(b)	Amount rounds to less than 500 units.
*	Expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
**	These amounts represent the total return for the periods indicated and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

9.	Investment Income Ratio

Shown below are the investment income ratios throughout the periods indicated for Separate Account No. 4. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

	Year Ended December 31,
	2019	2018	2017	2016	2015
Separate Account No.4	1.28%	1.46%	1.46%	1.64%	1.61%

10.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period after the balance sheet date through April 20, 2020, the date on which the financial statements were available to be issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

Subsequent to December 31, 2019, equity and financial markets have experienced significant volatility and interest rates have continued to decline due to the COVID-19 pandemic. AXA Equitable is currently unable to determine the extent of the impact of the pandemic to its operations and financial condition.

FSA-22

Members Retirement Program

Statement of Additional Information dated

May 1, 2020

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. You should read this SAI in conjunction with the Company’s prospectus dated May 1, 2020 for the Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Financial Life Insurance Company at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2020 to which this SAI relates.

Page in SAI

The Company	2

Funding of the Program	2

Your responsibilities as employer	2

Procedures for withdrawals, distributions and transfers	2

Provisions of the IRS Pre-Approved Plan	6

Investment restrictions and certain investment techniques applicable to the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds	8

Portfolio holdings policy for the Pooled Separate Accounts	10

Fund transactions	10

Investment management and accounting fee	11

Portfolio managers’ information (AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)	12

Investment professional conflict of interest disclosure	15

Portfolio manager compensation	16

Distribution of the contracts	16

Custodian	16

Independent registered public accounting firm	16

AXA Equitable	17

Financial statements index	24

Financial statements	FSA-1

Copyright 2020 by Equitable Financial Life Insurance Company,

1290 Avenue of the Americas, New York, New York 10104.

All rights reserved.

#844161

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”,”our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed under your contract.

Funding of the Program

The Program is primarily funded through a group annuity contract issued by the Company. The Trustee holds the contract for the benefit of employers and participants in the Program.

Your responsibilities as employer

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

•	sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

•	maintaining all personnel records necessary for administering your plan;

•	determining who is eligible to receive benefits;

•	forwarding to us and, when required signing, all the forms your employees are required to submit;

•	distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

•	distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

•	filing an annual information return for your plan with the Department of Labor, or Internal Revenue Service if required;

•	providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

•	determining the amount of all contributions for each participant in the plan;

•

forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

•	selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

•	providing us with written instructions for allocating amounts in the plan’s forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Retirement Plan Account Manager at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

Procedures for withdrawals, distributions and transfers

Pre-retirement withdrawals.  Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw amounts on account of financial hardship within the meaning of applicable income tax regulations, if the employer has elected this option on its adoption agreement. The employer also elects the sources available for withdrawal and other provisions related to hardship distributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance). If your employer terminates the plan, all amounts (subject to Guaranteed Rate Account restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ‘‘Tax information’’ in the prospectus. If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ‘‘designated Roth contributions’’, which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ‘‘Benefit Distributions’’ discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

2

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

Benefit distributions.  In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan’s trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan’s trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Retirement Plan Account Manager can provide you or your employer with information.

Mandatory cashouts.  The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

Death benefits.  If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant’s surviving children. If the participant has no surviving children, the participant’s vested benefit will be paid to the participant’s estate.

Eligible rollover distributions and federal income tax withholding.

All ‘‘eligible rollover distributions’’ are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA that the participant has participated in for at least two years.

An ‘‘eligible rollover distribution’’ is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary subject to required minimum distribution rules, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

•	hardship withdrawals;

•	certain corrective distributions under Code Section 401(k) plans;

•	loans that are treated as distributions;

•	to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant’s surviving spouse;

•	a qualified domestic relations order distribution to a beneficiary who is not the plan participant’s current spouse or former spouse;

•	a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

•	required minimum distributions under Code Section 401(a)(9).

Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision.

If we make a distribution to a participant’s surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ‘‘eligible rollover distribution,’’ we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

Premature withdrawals and transfers from the GRA.   Transfers may not be made from the GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from the GRA prior to maturity in order to obtain a plan loan.

3

There are no withdrawal restrictions on amounts from the GRA for hardship, in-service, plan transfer or plan termination. There are no penalties on amounts withdrawn from the GRA.

Maturing GRA.  You may arrange in advance for the reinvestment of your maturing GRA into one of the other investment options. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.) Maturing GRA allocation changes can only be requested by submitting a GRA Maturity Allocation Form to the Trustees.

•	The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

•	If you did not provide GRA maturity instructions, your maturing GRA will be allocated to your plan’s QDIA. You can, however, change that election at anytime by following the above.

Distributions applicable to GIO upon plan termination or owner termination of contract.  In the event of Plan termination or Owner termination of participation in the Contract, withdrawals from the GIO and any Benefit Distributions will be available and paid in accordance with the terms of the Contract (including applicable riders). Please see the Contract (including applicable riders) for information.

Plan-initiated withdrawals and the market value adjustment.  The Market Value Adjustment only applies to certain withdrawals from the GIO that may occur if (1) the Plan terminates, in whole or in part, without immediate establishment of a successor plan sponsored by the Employer or (2) the Owner terminates its participation in the contract. Except as described below, we will generally pay such post-termination withdrawals in annual installments over a five-year period, and those withdrawals will not be subject to any Market Value Adjustment.

A Market Value Adjustment will apply only when, following a termination described in clause (1) or (2) above, we (a) elect to pay any amount withdrawn from the Guaranteed Interest Option in a single lump sum in lieu of installment payments (in which case the MVA cannot exceed 7%) or (b) agree, in our discretion, to make such a single lump sum payment in lieu of installment payments at the request of the Owner (if clause (1) applies) or the Employer (if clause (2) applies). Absent such a request, however, we generally do not have the right to elect to make such a single lump sum payment unless the aggregate amount held in the GIO with respect to the plan is less than $1,000,000.

After any applicable Market Value Adjustment, no single lump sum payment will not be less than the sum of (a) all amounts, other than interest, allocated or transferred to the Guaranteed Interest Option with respect to the Participant and not subsequently withdrawn, transferred or deducted therefrom, and (b) interest earned on such amounts, accrued at the respective minimum guaranteed rate.

The term “Market Value Adjustment” means the greater of (A) zero, and (B) a percentage equal to:

(i)

the sum of all market value adjustments for quarterly generations in the Guaranteed Interest Option, as determined pursuant to the next paragraph, with respect to the Plan as of the “Effective Date of Withdrawal,” divided by

(ii)	the amount held in the Guaranteed Interest Option with respect to the Plan as of the Effective Date of Withdrawal.

For purposes of such calculation, the Guaranteed Interest Option will be deemed to consist of a series of quarterly generations (“QGs”), one for each calendar quarter during which the Plan participated in the Guaranteed Interest Option.

The Market Value Adjustment for each such quarterly generation is the product of (A), (B) and (C) as follows:

(A)	the amount of the Plan’s “net cash flow” in the given quarterly generation as of the Effective Date of Withdrawal;

(B)	the rate equal to

(1)	the interest rate, as of the applicable “Calculation Date,” for a five-year Treasury bond, minus

(2)

the “average interest rate,” during the calendar quarter in which such quarterly generation was first established, for five-year Treasury bonds, less up to 0.25%, subject to the following provisions of this subsection;

(C)

the fraction equal to the number of calendar days from the Effective Date of Withdrawal which occasioned this calculation to the maturity date for the given quarterly generation divided by 365. Such maturity date will be the quinquennial anniversary of the first Business Day of the given quarterly generation.

“Effective Date of Withdrawal” for this purpose means the Business Day on which we are to make payment of the requested withdrawal.

“Calculation Date” for this purpose means the Business Day on which the Company receives the Owner’s request for payment or, if that day is not a Business Day, we will use the next Business Day.

The “average interest rate” with respect to a given quarterly generation whose first Business Day was more than five years before the Calculation Date will be the average interest rate for the most recent calendar quarter whose first Business Day was a quinquennial anniversary of the first Business Day of the given quarterly generation.

The Plan’s “net cash flow” in a given quarterly generation is the sum of all allocations (including interest credited) and transfers to, minus all withdrawals, deductions and transfers from, the Guaranteed Interest Option with respect to such quarterly generation. We may, to the extent that such data are unavailable on the Calculation Date, estimate the applicable amount on the basis of appropriate historical data. The interest rate on a five-year Treasury bond will be determined by using the applicable rate of interest (on an annual effective

4

yield basis) specified in the United States Treasury Department’s Constant Maturity Series for that date. If the interest rate associated with a five-year Treasury bond is not available in that series, the rate will be determined by linear interpolation between the next lower and next higher available maturities. The source for the United States Treasury Department’s Constant Maturity Series will be the Federal Reserve Statistical Release F.15 Bulletin. If for any reason this series is not available, the interest rate will be based on a comparable series.

We may at any time substitute a bond of different maturity for the five-year Treasury bond referred to in this subsection, provided that (i) any such change will apply only to Plans which begin participation under this Contract after such change, and (ii) such change will be made by advance written notice to the Owner. In such event, the references in this subsection to “five years” and “quinquennial anniversary” will be deemed to have been correspondingly changed.

Expressed as a formula, the Market Value Adjustment is equal to:

MVA =	Greater of zero or ($MVA) / (GIO account value on the Effective Date of Withdrawal)

where:

$MVA =	greater of zero or S QMVAs

For each quarterly generation, the QMVA can be calculated as follows:

QMVA =	(Employer plan’s Net Cash Flow in GIO) x (Calculation Date Rate – QG Average Rate) x (MVA period / 365)

Net Cash Flow:

Within a given calendar quarter, the net cash flow (at plan level) equals (a) - (b), where:

(a) = sum	of all contributions, interest credited, and transfers into the GIO; and
(b) = sum	of all withdrawals, deductions and transfers from the GIO.

In other words, Net Cash Flow equals the net change in the GIO account balance for the entire plan.

Quarterly Generation (QG):

Each calendar quarter in which a plan participates in the GIO constitutes a “quarterly generation”.

Maturity Date for a Quarterly Generation:

Each quarterly generation matures 5 years from the first Business Day of the quarterly generation, i.e., its “quinquennial anniversary”.

QG Average Rate:

The average rate of the 5-year Treasury bond during the calendar quarter beginning the 5-year period containing the time of withdrawal. The beginning of the 5-year period is either (a) the first business day of the calendar quarter of the QG, if the Calculation Date is less than 5 years from the first business day of the QG, or (b) the first business day of the most recent calendar quarter whose first business day was a quinquennial anniversary of the first business day of the QG. For example, if the withdrawal was made within the first five years after the QG, then the average rate for the calendar quarter of the QG is chosen. Similarly, if the withdrawal is made more than five years after the QG, but less than ten years after the QG, then the average rate for the calendar quarter of the QG + 5 years is chosen. The Company reserves the right to reduce the five-year bond rate by 0.25%.

Calculation Date Rate:

The 5-year treasury bond rate as of the Calculation Date.

MVA period:

The number of calendar days from the Effective Date of Withdrawal to the maturity date of the QG.

The following example illustrates a hypothetical MVA calculation:

Initial QG Calendar Quarter Beginning:	07/01/2015

Contribution:	07/15/2015

Contribution Amount:	$10,000.00

Effective Date of Withdrawal:	05/10/2017

GIO Account Value at Date of Withdrawal:	$10,995.00

Calculation Date Rate:	6.50%

5

QG	Net Cash Flow	QG Beginning Date	QG Average Rate	Current Maturity Date	MVA Period (days)	QMVA	QMVA Calculation
1	$10,100	07/01/2015	4.90%	06/30/2020	1147	$507.82	QMVA1 = 10100 x (0.065-0.049) x (1147/365)
2	$125	10/01/2015	4.90%	09/30/2020	1239	$6.79	QMVA2 = 125 x (0.065-0.049) x (1239/365)
3	$130	01/01/2016	5.20%	12/31/2020	1331	$6.16	QMVA3 = 130 x (0.065-0.052) x (1331/365)
4	$135	04/01/2016	5.40%	03/31/2021	1421	$5.78	QMVA4 = 135 x (0.065-0.054) x (1421/365)
5	$140	07/01/2016	6.00%	06/30/2021	1512	$2.90	QMVA5 = 140 x (0.065-0.06) x (1512/365)
6	$145	10/01/2016	6.00%	09/30/2021	1604	$3.19	QMVA6 = 145 x (0.065-0.06) x (1604/365)
7	$150	01/01/2017	6.10%	12/31/2021	1696	$2.79	QMVA7 = 150 x (0.065-0.061) x (1696/365)
8	$70	04/01/2017	6.20%	03/31/2022	1786	$1.03	QMVA8 = 70 x (0.065-0.062) x (1786/365)
	$10,995					$536.46

	$MVA = sum of the QMVAs = $536.46
	MVA = $536.46 / $10,995.00 = 4.879127%

In this example, the total funds returned after the application of the $536.46 Market Value Adjustment is $10,458.54.

Provisions of the IRS Pre-Approved Plan

Plan eligibility requirements.  Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement. Effective for plan years beginning after December 31, 2020, employees that work 500 hours or more for three consecutive years must be treated as eligible to participate in the plan if they are 21 years of age or older.

Contributions to Qualified Plans.  We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (‘‘DOL’’) rules generally require that the employer contribute participants’ salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

Contributions to the IRS Pre-Approved Plan.  The employer makes annual contributions to its plan based on the plan’s provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants’ compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ‘‘Roth 401(k)’’ option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.

For 2020, a ‘‘highly compensated’’ employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $130,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $19,500 for 2020 reduced by that employee’s salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2020 is $13,500.

6

The additional ‘‘catch-up’’ elective deferral for 2020 is up to $6,500 which can be made by any employees who are at least age 50 at any time during 2020.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans (if applicable), the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above. Effective for plan years beginning after December 31, 2019, if the employer makes non-elective contributions described above to satisfy the safe harbor status, the notice requirement no longer applies.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant’s compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $285,000 in 2020 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant’s compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your retirement plan account manager can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2020, ‘‘key employee’’ means (a) an officer of the business with earnings of more than $185,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant’s post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. Before permitting any highly-compensated employee to make post-tax contributions, the employer should verify that it has passed all non-discrimination tests. If an employer employs only ‘‘highly compensated’’ employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2020 may not exceed the lesser of (a) $57,000 and (b) 100% of the participant’s earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant’s post-tax contributions count toward this limitation.

Each participant’s Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant’s interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer’s plan. Our records will also reflect each participant’s percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant’s Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

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Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

Allocation of contributions.  You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). If we have not received valid instructions, we will allocate contributions to the plan’s Qualified Default Investment Aternative which is the EQ/Moderate Allocation Portfolio, unless the Plan has elected an alternative investment option(s). You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan’s fiduciary will not be subject to fiduciary liability under ERISA if the Plan’s fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan’s fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

The IRS Pre-Approved Plan and Section 404(c) of ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Compliance with the requirements of Section 404(c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for any loss that is the direct and necessary result of the participant’s or beneficiary’s exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan is intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the IRS Pre-Approved Plan provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

Vesting.  Vesting refers to the participant’s rights with respect to that portion of a participant’s Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is ‘‘vested,’’ the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant’s Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan’s vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

	Schedule A	Schedule B	Schedule C
Years of Service	Vested Percentage	Vested Percentage	Vested Percentage
1	0%	0%	100%
2	20	0	100
3	40	100	100
4	60	100	100
5	80	100	100

6	100	100	100

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ‘‘graded vesting’’ schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

Investment restrictions and certain investment techniques applicable to the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

(For an explanation of the investment restrictions applicable to all funds other than the AllianceBernstein Growth Equity Fund,

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the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund, see ‘‘Investment Restrictions’’ in the applicable Trust Statement of Additional Information.)

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

•

trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

•

trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

•	make an investment in order to exercise control or management over a company;

•

underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

•

make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

•	purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

•

have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company’s outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund’s assets;

•	purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

•	make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

•	invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund’s holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities — The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO’s, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ‘‘GNMA’’), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (‘‘FNMA’’) or the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency’s obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a “PSPA”) under which, if the Federal Housing Finance Agency (“FHFA”) determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations — The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (‘‘CMOs’’). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities — The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt — The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

9

Hedging Transactions — The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds — The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements — Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ‘‘primary dealers’’ (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts — The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

Portfolio holdings policy for the Pooled Separate Accounts

It is the policy of the Pooled Separate Accounts (the ‘‘Separate Accounts’’) to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-866-642-3127. The Company has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, the Company may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither the Company nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate

Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, and Donnelley Financial Solutions. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to the Company, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and the Company and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by the Company or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

Fund transactions

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers’ commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (‘‘AllianceBernstein’’). For 2019, 2018 and 2017, the AllianceBernstein Growth Equity Fund paid $994, $881 and $1,010, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $4,979, $5,333 and $4,276, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $4,932, $8,837 and $7,912, respectively, in brokerage commissions.

AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients

10

advised by AllianceBernstein and us. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ‘‘low touch’’ trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker’s experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.

Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2019, $0, $4,537 and $4,150, respectively, were paid to brokers providing research services on transactions of $39,271,418, $25,086,242, $31,031,661, respectively.

AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including the Company’s accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds’ portfolio transactions.

Other Funds.  For those Funds that invest in corresponding Portfolios of EQ Premier VIP Trust, EQ Advisors Trust, and 1290 Funds(R), see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

Investment management and accounting fee

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ‘‘Fee table’’ section in the prospectus.

Fund	2019	2018	2017
AllianceBernstein Growth Equity	$111,050	$117,067	$108,698
AllianceBernstein Mid Cap Growth	$150,162	$145,802	$127,620
AllianceBernstein Balanced	$108,179	$116,378	$120,806

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Portfolio managers’ information (AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

AllianceBernstein Growth Equity Fund, Separate Account No. 4 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2019

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Adviser managed by
the person within each category below and the total
assets in the accounts managed within each category
	below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Judith A. DeVivo	27	22,944	32	5,867	324	41,619	—	—	—	—

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest’’ later in the SAI.

For compensation information, please see ‘‘AllianceBernstein’s compensation program’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith A. DeVivo	X

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s US Passive Team, which is responsible for management of all of AllianceBernstein’s Passive accounts.

Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

AllianceBernstein Mid Cap Growth Fund, Separate Account No. 3 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2019

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Advisor managed
by the person within each category below and the
total assets in the accounts managed within each
	category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the Fund prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
John H. Fogarty	22	18,078	18	11,095	2,773	4,255	—	—	—	—	—	—

Note: $MM means millions

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest disclosure’’ later in the SAI.

For compensation information, please see ‘‘Portfolio manager compensation’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John H. Fogarty	X

12

The management of and investment decisions for the Fund’s portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm’s extensive internal fundamental and quantitative research staff.

John H. Fogarty, CFA — Portfolio Manager — US Growth Equities

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

AllianceBernstein Balanced Fund, Separate Account No. 10 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2019

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Advisor managed
by the person within each category below and the
total assets in the accounts managed within each
	category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Michael Canter	30	9,662	29	5,090	101	5,566	—	—	—	—	3	468
Joshua Lisser	28	23,035	32	5,867	328	41,765	—	—	—	—	1	244
Ben Sklar	28	23,034	32	5,867	324	41,619	—	—	—	—	1	244
Janaki Rao	30	9,662	29	5,090	101	5,566	—	—	—	—	3	468
Judith DeVivo	28	23,035	32	5,867	328	41,765	—	—	—	—	1	244

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest’’ later in the SAI.

For compensation information, please see ‘‘AllianceBernstein’s compensation program’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Joshua Lisser	X
Michael Canter	X
Judith A. DeVivo	X
Ben Sklar	X
Janaki Rao	X

AllianceBernstein Balanced Fund, Separate Account No. 10 (‘‘Fund’’) is managed by the following team members:

Joshua Lisser — Head — Index Strategies

Joshua Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based risk overlay services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

Shawn Keegan — Portfolio Manager — Credit

Shawn Keegan is a Senior Vice President and a member of the Credit portfolio-management team, focusing on US and global portfolios. He is also a member of both the US Multi-Sector and the Canada Fixed Income portfolio-management teams, where he specializes in credit. Keegan first joined AB in 1997 as a portfolio assistant. He then spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team. Keegan holds a BS in finance from Siena College. Location: New York

13

Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

Michael S. Canter — Director — US Multi-Sector and Securitized Assets

Michael Canter is a Senior Vice President and Director of US Multi-Sector and Securitized Assets at AllianceBernstein (AB). He is also the Chief Investment Officer of AB’s Securitized Assets Fund and the former CIO of the Recovery Asset Fund (ABRA-S) and the Legacy Securities (PPIP) Fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for the firm’s investments in agency mortgage-backed securities (MBS), credit risk–transfer securities (CRT), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities (ABS). He has particularly extensive expertise in residential mortgage credit. Canter has been called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017, on how US housing policy should be structured going forward. Prior to joining the firm, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, ABS, MBS and collateralized debt obligations. He is currently a board member of the Association of Mortgage Investors. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

Ben Sklar — Portfolio Manager — Index Strategies

Ben Sklar joined AB in 2006 as an associate portfolio manager in the Blend Strategies Team, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager where he has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He received a BA from Trinity College, Hartford, and a Masters of Business Administration in finance from New York University. Location: New York

Janaki Rao — Portfolio Manager and Head — Agency Mortgage-Backed Securities Research

Janaki Rao is a Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research, where he oversees agency mortgage-backed securities (MBS) research, including fundamental and relative-value research. He brings decades of experience to AB, with a focus on MBS and US interest-rate strategies. Before joining the firm, Rao spent seven years in the US Interest Rate Strategy Group at Morgan Stanley, where he was responsible for covering the agency MBS market, including publishing for the flagship weekly publication, and generating ad hoc reports on breaking news, in-depth analysis of emerging trends and product primers. He also engaged with policymakers on various issues related to housing finance. Prior to joining Morgan Stanley, Rao ran the advance pricing, debt and derivatives trading desk at the Federal Home Loan Bank of New York. He holds a BA in economics from Delhi University and an MBA in finance from the Zicklin School of Business at Baruch College. Location: New York

14

Investment professional conflict of interest disclosure

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee personal trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing multiple accounts for multiple clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating investment opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

15

Portfolio manager compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)

Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (‘‘deferred awards’’): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan

The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Distribution of the contracts

Employees of the Company perform all marketing and service functions under the contract. The Company pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to the Company employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

Custodian

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.

Independent registered public accounting firm

The (i) financial statements of Separate Accounts No. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company as of December 31, 2019 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of AXA Equitable Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, NY 10017.

16

AXA Equitable

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

Directors and Principal Officers

Name and Principal Business Address	Business Experience Within Past Five Years

Ramon de Oliveira Investment Audit Practice, LLC 580 Park Avenue New York, NY 10065	Mr. de Oliveira has been a director since April 2018 and Chairman of the Board since March 2019. Mr. de Oliveira has been a member of AXA’s Board of Directors since April 2010, and from April 2009 to May 2010, he was a member of AXA’s Supervisory Board. Mr. de Oliveira’s current term of service on AXA’s Supervisory Board expires in 2021. He is also currently a member of the Board of Directors of AllianceBernstein Corporation since May 2017. He is a founder of the consulting firm Investment Audit Practice, LLC, based in New York, NY. From 2002 to 2006, Mr. de Oliveira was an adjunct professor of Finance at Columbia University. Starting in 1977, he spent 24 years at JP Morgan & Co. where he founded and led J.P. Morgan Global Equities and served as Chairman and Chief Executive Officer of JP Morgan Investment Management and Private Bank. He was also a member of the firm’s Management Committee since its inception in 1995. Upon the merger with Chase Manhattan Bank in 2001, Mr. de Oliveira was the only executive from JP Morgan & Co. asked to join the Executive Committee of the new firm with operating responsibilities. Previously, he served as a director of JP Morgan Suisse, American Century Company, Inc., SunGard Data Systems, JACCAR Holdings and The Hartford Insurance Company. Mr. de Oliveira is a director of Equitable and Equitable America since March 2019; prior thereto; from May 2011 to May 2018.

George Stansfield AXA 25, Avenue Matignon 75008 Paris, France	Mr. Stansfield has been a director since April 2018. Since December 1, 2017, Mr. Stansfield has been Deputy Chief Executive Officer (Directeur Général Adjoint) of AXA, and since July 1, 2016, Mr. Stansfield has been Group General Secretary and a member of AXA’s Management Committee. Mr. Stansfield was previously Head of AXA’s Group Human Resources from 2010 to 2016 and was AXA’s Group General Counsel from 2004 to 2016. Prior to 2004, Mr. Stansfield was an attorney in the legal department of AXA Equitable Life for 11 years. Mr. Stansfield holds various directorships within AXA: Chairman of the Supervisory Board of AXA Liabilities Managers (France), GIE AXA (France) and Kamet (France), Chairman of the Management Committee of AXA Venture Partners (France) and director or Management Committee member of AXA ASIA (France) and AXA Life Insurance Co Ltd. (Japan). Mr. Stansfield is also AXA’s permanent representative to the board of AXA Millésimes Finance, Château Petit Village, Château Pichon Longueville, SCI de L’Arlot and Société Belle Hélène. Mr. Stansfield has also served as a director of Equitable and Equitable America since May 2017. Mr. Stansfield is also a Trustee of the American Library of Paris, a non-profit organization and the largest English language lending library on the European mainland.

Daniel G. Kaye 767 Quail Run Inverness, IL 60067	Mr. Kaye has been a director since April 2018. From January 2013 to May 2014, Mr. Kaye served as Interim Chief Financial Officer and Treasurer of HealthEast Care System (“HealthEast”). Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP (“Ernst & Young”) from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye was a member of the Board of Directors of Ferrellgas Partners L.P. (“Ferrellgas”) from August 2012 to November 2015 where he served on the Audit Committee and Corporate Governance and Nominating Committee (Chair). Mr. Kaye is a Certified Public Accountant and National Association of Corporate Directors (NACD) Board Leadership Fellow. Mr. Kaye is also a director of Equitable and Equitable America since September 2015, AllianceBernstein Corporation since May 2017 and CME Group, Inc. since May 2019. Mr. Kaye currently serves as the Chairman of the Audit Committee of AllianceBernstein Corporation.

17

Directors and Principal Officers (continued)
Name and Principal Business Address	Business Experience Within Past Five Years

Joan Lamm-Tennant Blue Marble Microinsurance 100 Avenue of the Americas, 3rd Fl. New York, NY 10013	Ms. Lamm-Tennant has been a Director since January 2020 and is currently the founder and Chief Executive Officer of Blue Marble Microinsurance. Ms. Lamm-Tennant previously served as a member of the Board of Directors of Selective Insurance Group, Inc. from 1993 to 2015, Ivans, Inc. from 2004 to 2013, Focus Trust Fund from 1995 to 1998, and Turner Investment Advisors from 1996 to 1997. Ms. Lamm-Tennant was previously Adjunct Professor, International Business at The Wharton School of the University of Pennsylvania from 2006 to 2015, where she was the Laurence and Susan Hirsch Chair in International Business, and received the 2016 Wharton MBA Excellence in Teaching award. Prior to The Wharton School, she was concurrently Head, Enterprise Risk Management and Advisor to the MCC Chief Risk Officer at Marsh & McLennan Companies, Inc. from 2009 to 2015; prior thereto, Global Chief Economist and Risk Strategist, Guy Carpenter from 2007 to 2015. Ms. Lamm-Tennant was previously Senior Vice President and President, General Re Capital Consultants at General Reinsurance Corporation from 1999 to 2007; prior thereto, Vice President from 1997 to 1999. Ms. Lamm-Tennant completed her BBA in Accounting and MBA in Finance from St. Mary’s University and a PhD in Finance and Investments from the University of Texas at Austin. She also serves on the Board of Directors of Ambac Financial Group, Inc., Hamilton Insurance Group, Ltd. and Element Fleet Management Corp. Ms. Lamm-Tennant is currently a director of Equitable and Equitable America since January 2020.

Kristi A. Matus 47-C Dana Road Boxford, MA 01921	Ms. Matus has been a director since March 2019. Ms. Matus is an Executive Advisor for Thomas H. Lee Partners L.P since October 2017. From July 2014 to May 2016, Ms. Matus served as Executive Vice President and Chief Financial & Administrative Officer of athenahealth, Inc. (“athenahealth”). Prior to joining athenahealth, Ms. Matus served as Executive Vice President and Head of Government Services of Aetna, Inc. (“Aetna”) from February 2012 to July 2013. Prior to Aetna, she held several senior leadership roles at United Services Automobile Association (“USAA”), including Executive Vice President and Chief Financial Officer from 2008 to 2012. She began her career at the Aid Association for Lutherans, where she held various financial and operational roles for over a decade. Ms. Matus is currently a member of the Board of Directors of Tru Optik Data Corp. (“Tru Optik”) and Cerence, Inc. (“Cerence”). Ms. Matus is also a director of Equitable and Equitable America since September 2015, and AllianceBernstein Corporation since July 2019.

Bertram L. Scott 3601 Hampton Manor Drive Charlotte, NC 28226	Mr. Scott has been a director since March 2019. Mr. Scott served as Senior Vice President of population health of Novant Health, Inc. from February 2015 to May 2019. From November 2012 through December 2014, Mr. Scott served as President and Chief Executive Officer of Affinity Health Plan. From June 2010 to December 2011, Mr. Scott served as President, U.S. Commercial of CIGNA Corporation. Prior thereto, he served as Executive Vice President of TIAA-CREF from 2000 to June 2010 and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company from 2000 to 2007. Mr. Scott is currently a member of the Board of Directors of Becton, Dickinson and Company and Lowe’s Companies, Inc. Mr. Scott is also a director of Equitable America since May 2012, and a director of Equitable since March 2019.

Charles G.T. Stonehill Founding Partner Green & Blue Advisors 285 Central Park West New York, NY 10024	Mr. Stonehill has been a director since April 2018. Mr. Stonehill is Founding Partner of Green & Blue Advisors LLC. He also serves as nonexecutive Vice Chairman of the Board of Directors of Julius Baer Group Ltd. and Bank Julius Baer & Co. Ltd. Mr. Stonehill is a member of the Supervisory Board of Deutsche Boerse AG and a member of the Board of Directors of CommonBond, LLC and of PlayMagnus A/S. During his financial services career, Mr. Stonehill served as the Managing Director of Lazard Frères & Co., LLC, and global head of Lazard Capital Markets from 2002 to 2004. He served as Head of Investment Banking for the Americas of Credit Suisse First Boston from 1997 to 2002 and as Head of European Equities and Equity Capital Markets at Morgan Stanley & Co., Inc., from 1984 to 1997. Mr. Stonehill began his career at JP Morgan in the oil and gas investment banking group, where he worked from 1978 to 1984. Mr. Stonehill is also a director of Equitable since November 2017 and a director of Equitable America since March 2019. Mr. Stonehill is a director of AllianceBernstein Corporation.

18

Officers — Directors
Name and Principal Business	Address Business Experience Within Past Five Years

Mark Pearson

Mr. Pearson is Chief Executive Officer and President of Equitable Holdings and has been a director since January 2011. Mr. Pearson has been the Chief Executive Officer of Equitable since February 2011. Prior to his current role, Mr. Pearson served from 2008 to 2011 as the President and CEO of AXA Japan. He joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. Before joining AXA, Mr. Pearson spent 20 years in the insurance sector, assuming senior management positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident. Mr. Pearson holds several board positions within the Equitable Holdings family of companies, including Equitable, Equitable America and AllianceBernstein Corporation.

Mr. Pearson is a Fellow of the Association of Chartered Certified Accountants.

Other Officers
Name and Principal Business	Address Business Experience Within Past Five Years

Nicholas B. Lane

Nick Lane is President of Equitable, leading the company’s Commercial Businesses and its Marketing and Digital functions. He is a member of the Equitable Holdings (NYSE: EQH) Management Committee.

Mr. Lane has held many leadership roles in his nearly 15-year career with the company. Most recently, he served as CEO and President of AXA Japan, where he was responsible for a $5.4 billion annual revenue business and led a team of 9,000 employees and distributors.

Prior to this, he was Senior Executive Director at Equitable with responsibility across the firm’s commercial divisions. Among his key accomplishments are enhancing the business through product diversification and expanding the firm’s distribution channels through alliances with property and casualty carriers. He also launched fee-based versions of the company’s flagship variable annuity products to meet evolving financial advisor and customer needs.

Mr. Lane also ran global strategy for AXA Group, where he led development and oversight of the company’s five-year strategic plan and M&A portfolio screenings across 60 countries. In addition, he oversaw AXA Group’s asset management business.

Earlier in his career, Mr. Lane was a leader in the sales and marketing practice of the global management consulting firm McKinsey & Company.

Mr. Lane currently serves on the Board of Directors for AllianceBernstein and has previously served on the boards of AXA Investment Managers, AXA Private Equity and AXA Real Estate Management. He has held leadership roles with key professional organizations, including Chairman of the Insured Retirement Institute (IRI) and Director at the Life Insurance Marketing and Research Association (LIMRA).

Before joining the private sector, Mr. Lane served in the United States Marine Corps, earning the rank of Captain. He received an MBA from Harvard Business School and a Bachelor of Arts from Princeton University

19

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

Dave S. Hattem

Dave S. Hattem is Chief Legal Officer and Corporate Secretary of Equitable Holdings (NYSE: EQH) and a member of the Management Committee. Mr. Hattem is responsible for the oversight of the Law Departments of Holdings’ two principal franchises, Equitable and AllianceBernstein, and for helping the Company navigate the legal and regulatory environment to achieve its strategic goals.

Prior to his appointment as Chief Legal Officer, Mr. Hattem served as General Counsel and Secretary of the Company, where he oversaw the compliance, government relations, litigation and governance functions. He was Senior Vice President and Deputy General Counsel from 2004 to 2010.

Mr. Hattem joined the Company in 1994 after serving in senior management positions in the Office of the United States Attorney for the Eastern District of New York. He began as an Assistant United States Attorney in 1985 and went on to become Acting Chief and Deputy Chief of the Criminal Division. He commenced his legal career in 1981 as an associate at Barrett Smith Schapiro Simon & Armstrong.

Since 2018, Mr. Hattem has served on the Board of AXA Venture Partners, a leading investor in enterprise software, fintech, consumer tech and healthcare. He also serves on the Boards of the Life Insurance Council of New York, where he was Chairman during 2018 and 2019, and the Scholarship and Welfare Fund of Hunter College.

Mr. Hattem received his Juris Doctor degree from Brooklyn Law School, where he was managing editor of the Law Review, and a Bachelor of Arts degree from Hunter College of the City University of New York

Jeffrey J. Hurd

Jeffrey J. Hurd is Chief Operating Officer of Equitable and a member of the Equitable Holdings (NYSE: EQH) Management Committee. He has strategic oversight for the company’s Human Resources, Information Technology and Communications departments. Mr. Hurd also has responsibility for the company’s Transformation Office, which encompasses key functional areas including operations, data and analytics, procurement and corporate real estate.

Prior to joining Equitable in January 2018, Mr. Hurd served as Executive Vice President and Chief Operating Officer at American International Group, Inc. (AIG). He amassed deep industry experience during his nearly 20-year tenure at AIG, having served as the Chief Human Resources Officer, Chief Administrative Officer, Deputy General Counsel and Head of Asset Management Restructuring. In addition, he was the Chief Administrative Officer for AIG Investments and the interim CEO of AIG Global Real Estate.

Mr. Hurd currently serves on the Board of Directors for AllianceBernstein. He previously has held a variety of board positions, including United Guaranty Corporation, a leading mortgage insurer, and the post-IPO board of AIA Group, a top insurance company in Southeast Asia.

He began his career as an associate at Morgan, Lewis & Bockius.

Mr. Hurd received his Juris Doctor degree from New York University School of Law, and his Bachelor of Arts degree in political science from Union College.

20

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

Anders B. Malmström

Anders Malmstrom is Chief Financial Officer of Equitable and a member of the Equitable Holdings (NYSE: EQH) Management Committee. He is responsible for Treasury, Investment Management (General Account and Separate Accounts), Investor Relations, Corporate Development and M&A, Actuarial, Accounting and Controlling, Corporate Tax, Financial Planning and Analysis, Expense Management and Distribution Finance areas.

Mr. Malmstrom joined Equitable in 2012 from AXA Winterthur in Switzerland, where he was a member of the executive board and head of the Life department.

Before joining AXA Winterthur in 2009, Mr. Malmstrom was Head of Product Management, Group Life Insurance, at the Swiss Life Group in Zurich. He spent more than 11 years in management positions with various business divisions at The Swiss Life Group, where he began his insurance career as a developer of actuarial software in 1997.

Mr. Malmstrom holds a master’s degree in mathematics, physics and astronomy from the University of Basel in Switzerland. He also completed a dissertation in mathematics at the University of Aachen in Germany

Seth P. Bernstein

Seth P. Bernstein was appointed President and Chief Executive Officer of AllianceBernstein (AB) in 2017. In 2018, he was appointed Senior Executive Vice President of Equitable Holdings.

Prior to his appointment at AB, Bernstein had a distinguished 32-year career at JPMorgan Chase, most recently as managing director and global head of Managed Solutions & Strategy at J.P. Morgan Asset Management. In this role, he was responsible for the management of all discretionary assets within the Private Banking client segment.

Among other roles, Bernstein served as managing director and global head of Fixed Income & Currency for 10 years, concluding in 2012.

Prior to that, he held the position of chief financial officer at JPMorgan Chase’s Investment Management and Private Banking division. Bernstein holds a BA in political science and economics from Haverford College, and is a member of the Board of Managers of Haverford College.

Kermitt J. Brooks

Kermitt Brooks serves as the General Counsel of Equitable and is a member of the Equitable Holdings (NYSE: EQH) Management Committee. Mr. Brooks leads the legal, regulatory, compliance and government relations functions of Equitable.

Previously, he served as Deputy General Counsel for Equitable, where he expertly managed an array of complex state insurance and federal securities matters.

Prior to joining Equitable, Mr. Brooks served as First Deputy Superintendent and Acting Superintendent for the New York State Insurance Department. He also served as Deputy Attorney General for Operations at the New York State Office of Attorney General.

Mr. Brooks began his career as a Commercial Litigation Associate at Nixon, Hargrave Devans & Doyle, LLP. He is currently a board member of the National Organization of Life and Health Insurance Guarantee Associations, the Association of Life Insurance Counsel and the Insurance Federation of New York.

Mr. Brooks received his Juris Doctor from the University of Michigan Law School, where he was a contributing editor of the Michigan Law Review, and a Bachelor of Arts in international relations from James Madison College at Michigan State University.

21

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

William Eckert

William Eckert is Chief Accounting Officer of Equitable Holdings, responsible for the company’s accounting, tax and central finance departments, and a member of the Operating Committee for Equitable.

Prior to joining the company, Mr. Eckert served as Senior Vice President, Corporate Controller and Principal Accounting Officer of Athene Holding Ltd. Previously, Mr. Eckert served as Corporate Controller at ProSight Specialty, and prior to that Chief Accounting Officer of Kohlberg Kravis Roberts & Co. He began his career with Deloitte & Touche LLP and held leadership roles at Selective Insurance Group, Inc. and Prudential Financial, Inc.

Mr. Eckert holds a Bachelor of Science degree in business administration and accountancy from Miami University.

Aaron Sarfatti

Aaron Sarfatti is Chief Risk Officer of Equitable, responsible for the company’s enterprise risk management function. In this role, he ensures that the company’s disciplined approach to risk management helps drive business growth in a manner that delivers value for shareholders and customers. He is also a member of the Operating Committee for Equitable.

Previously, Mr. Sarfatti served as Managing Director and Head of Strategy for the company’s Life, Retirement and Wealth Management businesses.

Mr. Sarfatti has more than 15 years of experience working in financial services, life insurance, asset management and retail banking. Prior to joining Equitable, he served as a partner with global management consulting firm Oliver Wyman in its North American Insurance Practice. This included a four-year role as head of the firm’s New York office, where he led high profile firm engagements, including support of the NAIC’s reform of VA capital standards and of the industry in its engagement with the US Treasury regarding the design of appropriate systemic risk regulations for the life insurance sector.

Mr. Sarfatti received a Bachelor of Science in Engineering degree in computer science, with High Honors, from Princeton University. He has completed all the SOA exams necessary to be a credentialed actuary.

Stephanie Withers

Stephanie Withers is the Chief Auditor of Equitable Holdings and a member of the Equitable Operating Committee. Stephanie leads the Internal Audit function providing insight on the effectiveness of governance, risk management and control processes across the company. She reports to the CEO of Equitable Holdings and the Audit Committee of the Board of Directors.

Before joining Equitable Holdings, Stephanie was Chief Credit Review Officer at SunTrust Bank, where she led the Internal Audit function and held positions in the Credit Review, Audit Services and Treasury departments. She helped engineer the transformation of the Internal Audit function into a high stature valued business partner. Earlier in her career, Stephanie spent more than a decade at The Coca-Cola Company in a variety of leadership roles.

Stephanie received a Master’s degree in International Management from the Thunderbird School of Global Management in Glendale, Arizona, and a Bachelor of Arts in French Literature from Scripps College in Claremont, California.

22

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

Robin M. Raju

Robin M. Raju is Business Area Chief Financial Officer for Equitable’s commercial businesses and a member of the company’s Operating Committee. He also serves as Treasurer of Equitable Holdings, overseeing capital management, dividend strategy, banking relationships and financial strategy.

Throughout his career, Mr. Raju has focused on strategic growth and efficiency leading to the creation of long-term value for customers. Since joining Equitable in 2004, Mr. Raju has held positions in the Office of the CEO, the AXA Equitable Funds Management Group, LLC, and with Equitable Advisors Broker Dealer. He also spent three years at AXA Global Life and Savings at AXA S.A. headquarters in Paris.

Prior to joining the company, Mr. Raju was a municipal bond broker. He serves on the board of AXA Strategic Ventures.

Mr. Raju received a Bachelor of Science in finance and economics from the University of Scranton.

Yun (“Julia”) Zhang	Vice President and Assistant Treasurer (since September 2014), Equitable America (since September 2017). Vice President and Assistant Treasurer, AXA Financial, Inc. (September 2017 to May 2018). Managing Director and Treasurer, AXA Equitable and AXA Equitable Financial Services (since February 2019); formerly, Lead Director and Treasurer (September 2017 to February 2019), AXA Equitable and AXA Equitable Financial Services. Vice President and Assistant Treasurer (since October 2014, Equitable Holdings, Inc. (formerly known as AXA America Holdings, Inc.); Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Vice President and Treasurer (since May 2015), 1740 Advisers, Inc. Treasurer (since July 2015), Separate Account 155, LLC. Treasurer (since October 2014), J.M.R. Realty Services, Inc. Assistant Treasurer (since November 2014), MONY Financial Resources of the Americas Limited. Vice President and Assistant Treasurer (since October 2014), MBT Ltd. Vice President and Assistant Treasurer (since October 2014), MONY International Holdings, LLC. Vice President and Assistant Treasurer (since October 2014), U.S. Financial Life Insurance Company. Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Treasurer (since October 2014), Equitable Structured Settlement Corp. Since October 2014, Vice President and Treasurer, 1285 Holdings, LLC, 787 Holdings, LLC, AXA Advisors, LLC, AXA Corporate Solutions Life Reinsurance Company, AXA Distribution Holding Corporation, AXA Network of Puerto Rico, Inc., AXA Network, LLC, CS Life RE Company, Equitable Casualty Insurance Company, Financial Marketing Agency, Inc., MONY Financial Services, Inc., MONY Life Insurance Company of the Americas, Ltd., PlanConnect, LLC.

Steven M. Joenk

Steven M. Joenk is Chief Investment Officer at Equitable and a member of the company’s Operating Committee. He oversees the investment of Equitable’s $75+ billion general account portfolio and the development and implementation of the firm’s derivatives & hedging programs. He also serves as Trustee, Chief Executive Officer and President of the AXA Equitable Funds Management Group, LLC (FMG LLC), a wholly owned subsidiary of Equitable. FMG LLC manages over $100 billion in subadvised funds, which include variable insurance portfolios and mutual funds.

From 2004 to 2008, he served as Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of 1740 Advisers, Inc., MONY Asset Management Inc.

Earlier in his career, Mr. Joenk held senior leadership positions at MeesPierson, Inc., Gabelli Funds, Inc. and Mitchell Hutchins Asset Management, a subsidiary of Paine Webber, Inc.

Mr. Joenk graduated from Washington University with an MBA and BS in chemical engineering.

23

Financial statements index

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing upon the ability of the Company to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.

Page
Separate Account Nos.10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Report of Independent Registered Public Accounting Firm	FSA-1
Separate Account No. 10 (Pooled)	Statement of Assets and Liabilities, December 31, 2019	FSA-3
	Statement of Operations for the Year Ended December 31, 2019	FSA-4
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-5
	Portfolio of Investments, December 31, 2019	FSA-6
Separate Account No. 4 (Pooled)	Statement of Assets and Liabilities, December 31, 2019	FSA-16
	Statement of Operations for the Year Ended December 31, 2019	FSA-17
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-18
	Portfolio of Investments, December 31, 2019	FSA-19
Separate Account No. 3 (Pooled)	Statement of Assets and Liabilities, December 31, 2019	FSA-27
	Statements of Operations for the Year Ended December 31, 2019	FSA-28
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-29
	Portfolio of Investments, December 31, 2019	FSA-30
Separate Account No. 66 (Pooled)	Statements of Assets and Liabilities, December 31, 2019	FSA-33
	Statements of Operations for the Year Ended December 31, 2019	FSA-47
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-57
Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Notes to Financial Statements	FSA-76
Equitable Financial Life Insurance Company	Reports of Independent Registered Public Accounting Firm	F-1
	Consolidated Balance Sheets as of December 31, 2019 and 2018	F-2
	Consolidated Statements of Earnings (Loss), Years Ended December 31, 2019, 2018 and 2017	F-3
	Consolidated and Comprehensive Income (Loss), Years Ended December 31, 2019, 2018 and 2017	F-4
	Consolidated Statements of Equity, Years Ended December 31, 2019, 2018 and 2017	F-5
	Consolidated Statements of Cash Flows, Years Ended December 31, 2019, 2018 and 2017	F-6
	Notes to Consolidated Financial Statements	F-9
The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AXA Equitable Life Insurance Company

and the Contractowners of Separate Accounts No. 10 (Pooled), No. 4 (Pooled), No. 3 (Pooled), and No. 66 of AXA Equitable Life Insurance Company

Opinions on the Financial Statements

We have audited the accompanying (1) statements of assets and liabilities, including the portfolios of investments, of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) of AXA Equitable Life Insurance Company (hereafter collectively referred to as the “Pooled Separate Accounts”) as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, and (2) statements of assets and liabilities of each of the variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, (1) the financial position of each of the Pooled Separate Accounts as of December 31, 2019, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and (2) the financial position of each of the variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 RETIREMENT 2020(2)	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2025(2)	EQ/JANUS ENTERPRISE(1)
1290 RETIREMENT 2030(2)	EQ/JP MORGAN VALUE OPPORTUNITIES(2)
1290 RETIREMENT 2035(2)	EQ/LARGE CAP GROWTH INDEX(1)
1290 RETIREMENT 2040(2)	EQ/LARGE CAP GROWTH MANAGED VOLATILITY(1)
1290 RETIREMENT 2045(2)	EQ/LARGE CAP VALUE MANAGED VOLATILITY(2)
1290 RETIREMENT 2050(2)	EQ/MFS INTERNATIONAL GROWTH(1)
1290 RETIREMENT 2055(2)	EQ/MID CAP INDEX(1)
1290 RETIREMENT 2060(2)	EQ/MID CAP VALUE MANAGED VOLATILITY(1)
1290 VT DOUBLELINE DYNAMIC ALLOCATION(1)	EQ/MODERATE ALLOCATION(1)
1290 VT EQUITY INCOME(1)	EQ/MODERATE-PLUS ALLOCATION(1)
1290 VT GAMCO MERGERS & ACQUISITIONS(1)	EQ/MONEY MARKET(1)
1290 VT GAMCO SMALL COMPANY VALUE(1)	EQ/PIMCO GLOBAL REAL RETURN(2)
1290 VT SOCIALLY RESPONSIBLE(1)	EQ/PIMCO ULTRA SHORT BOND(1)
ALL ASSET GROWTH-ALT 20(1)	EQ/QUALITY BOND PLUS(1)
CHARTERSM MULTI-SECTOR BOND(1)	EQ/SMALL COMPANY INDEX(1)
CHARTERSM SMALL CAP VALUE(1)	EQ/T. ROWE PRICE GROWTH STOCK(1)
EQ/AB SMALL CAP GROWTH(1)	MULTIMANAGER CORE BOND(1)
EQ/AGGRESSIVE ALLOCATION(1)	MULTIMANAGER TECHNOLOGY(1)
EQ/BLACKROCK BASIC VALUE EQUITY(1)	TARGET 2015 ALLOCATION(1)
EQ/CAPITAL GUARDIAN RESEARCH(1)	TARGET 2025 ALLOCATION(1)
EQ/CLEARBRIDGE LARGE CAP GROWTH(1)	TARGET 2035 ALLOCATION(1)
EQ/CONSERVATIVE ALLOCATION(1)	TARGET 2045 ALLOCATION(1)
EQ/CONSERVATIVE-PLUS ALLOCATION(1)	TARGET 2055 ALLOCATION(1)
EQ/EQUITY 500 INDEX(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(2)
EQ/GLOBAL EQUITY MANAGED VOLATILITY(1)
EQ/INTERMEDIATE GOVERNMENT BOND(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(2)
EQ/INTERNATIONAL CORE MANAGED VOLATILITY(1)
EQ/INTERNATIONAL EQUITY INDEX(1)

(1)	Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.
(2)

Statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the year ended December 31, 2019 and the period May 15, 2018 (commencement of operations) through December 31, 2018.

FSA-1

Basis for Opinions

These financial statements are the responsibility of the AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, NC

April 20, 2020

We have served as the auditor of Separate Account No. 10 (Pooled) of AXA Equitable Life Insurance Company since 1993. We have served as the auditor of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company since 1993. We have served as the auditor of Separate Account No. 3 (Pooled) of AXA Equitable Life Insurance Company since 1993. We have served as the auditor of one or more of the variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company since 1997.

FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $12,050,523)		$14,404,185
Long-term debt securities — at fair value (amortized cost: $7,995,794)		8,374,913
Rights — at fair value (cost: $2,441)		2,573
Short-term debt securities — at fair value (amortized cost: $759,353)		759,365
Cash		164,768
Foreign cash (cost: $36,527)		37,188
Receivable for investment securities sold		364,473
Interest and dividends receivable		84,386
Fees receivable from Contractowners		6,911

Total assets		24,198,762

Liabilities:
Payable for investments securities purchased		561,746
Payable for foreign currency transactions		17,354
Asset management fee payable		16,181
Accrued custody and bank fees		7,999
Due to AXA Equitable’s General Account		7,512
Accrued expenses		7,073

Total liabilities		617,865

Net Assets Attributable to Contractowners or in Accumulation		$23,580,897

	Units Outstanding	Unit Values
Institutional	1	$45,915.42
RIA	2,188	403.81
MRP	233,313	96.61
EPP	295	430.58

The accompanying notes are an integral part of these financial statements.

FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

Investment Income (Note 2):
Dividends (net of foreign taxes withheld of $16,645)	$330,949
Interest	269,132

Total investment income	600,081

Expenses (Note 6):
Investment management fees	(114,462)
Custody and bank fees	(14,987)
Other operating expenses	(13,716)

Total expenses	(143,165)

Net Investment Income (Loss)	456,916

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Note 2):
Net realized gain (loss) from investments and foreign currency transactions	591,612
Change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,823,766

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	3,415,378

Net Increase (Decrease) in Net Assets Attributable to Operations	$3,872,294

The accompanying notes are an integral part of these financial statements.

FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$456,916	$494,072
Net realized gain (loss) on investments and foreign currency transactions	591,612	1,663,224
Change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,823,766	(3,250,664)

Net increase (decrease) in assets attributable to operations	3,872,294	(1,093,368)

From Contractowners Transactions:
Contributions	1,131,460	1,811,785
Withdrawals	(3,335,164)	(4,238,208)
Asset management fees (Note 6)	(77,917)	(83,851)
Administrative fees (Note 6)	(146,227)	(161,097)

Net increase (decrease) in net assets attributable to contractowners transactions	(2,427,848)	(2,671,371)

Increase (Decrease) in Net Assets	1,444,446	(3,764,739)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	22,136,451	25,901,190

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$23,580,897	$22,136,451

The accompanying notes are an integral part of these financial statements.

FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
COMMON STOCKS — 61.0%

Information Technology — 11.5%

Communications Equipment — 0.5%
Cisco Systems, Inc.	1,526	$73,187
Juniper Networks, Inc.	558	13,743
NetScout Systems, Inc.(a)	1,400	33,698

		120,628

Electronic Equipment, Instruments & Components — 0.8%
Halma PLC	1,532	42,905
Hitachi Ltd.	1,200	50,625
Horiba Ltd.	1,000	66,662
IPG Photonics Corp.(a)	90	13,043

		173,235

IT Services — 2.3%
Accenture PLC — Class A	400	84,228
Amdocs Ltd.	220	15,882
Cognizant Technology Solutions Corp. — Class A	625	38,762
Fiserv, Inc.(a)	165	19,079
Genpact Ltd.	480	20,242
Global Payments, Inc.	172	31,400
International Business Machines Corp.	420	56,297
Mastercard, Inc. — Class A	269	80,321
PayPal Holdings, Inc.(a)	266	28,773
Visa, Inc. — Class A	763	143,368
Wirecard AG	253	30,529

		548,881

Semiconductors & Semiconductor Equipment — 2.5%
Applied Materials, Inc.	499	30,459
ASML Holding NV	221	65,475
Broadcom, Inc.	106	33,498
Infineon Technologies AG	570	12,995
Intel Corp.	2,002	119,820
KLA Corp.	121	21,559
Micron Technology, Inc.(a)	1,008	54,210
NVIDIA Corp.	265	62,354
NXP Semiconductors NV	355	45,177
QUALCOMM, Inc.	814	71,819
Texas Instruments, Inc.	600	76,974

		594,340

Software — 2.9%
Adobe, Inc.(a)	85	28,034
Avast PLC	6,115	36,752
Check Point Software Technologies Ltd.(a)	250	27,740
Constellation Software, Inc./Canada	20	19,451
Dassault Systemes SE	90	14,854
Intuit, Inc.	180	47,147
Microsoft Corp.	2,300	362,710
New Relic, Inc.(a)	160	10,514
Open Text Corp.	633	27,932
Oracle Corp.	610	32,318
salesforce.com, Inc.(a)	170	27,649
SAP SE	220	29,713
Trend Micro, Inc./Japan	300	15,348

		680,162

Company	Shares	U.S. $ Value
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	1,558	$457,507
NCR Corp.(a)	1,560	54,849
Western Digital Corp.	1,142	72,483

		584,839

Total Information Technology		2,702,085

Financials — 9.9%

Banks — 4.8%
Australia & New Zealand Banking Group Ltd.	2,990	51,654
Banco Santander SA	12,769	53,575
Bank Hapoalim BM	1,835	15,236
Bank Leumi Le-Israel BM	1,932	14,087
Bank of America Corp.	3,049	107,386
Bank of Ireland Group PLC	3,490	19,221
BNP Paribas SA	874	51,986
Citigroup, Inc.	1,590	127,025
Commonwealth Bank of Australia	513	28,827
DBS Group Holdings Ltd.	700	13,500
Erste Group Bank AG(a)	610	22,929
HSBC Holdings PLC	4,718	36,939
JPMorgan Chase & Co.	852	118,769
Jyske Bank A/S(a)	970	35,422
Lloyds Banking Group PLC	60,880	50,440
Mitsubishi UFJ Financial Group, Inc.	11,300	61,080
National Australia Bank Ltd.	1,470	25,481
Royal Bank of Canada	290	22,979
Sumitomo Mitsui Financial Group, Inc.	1,300	48,007
Toronto-Dominion Bank (The)	380	21,342
Truist Financial Corp.	1,079	60,769
US Bancorp	490	29,052
Wells Fargo & Co.	1,150	61,870
Westpac Banking Corp.	2,935	50,206
Zions Bancorp NA	280	14,538

		1,142,320

Capital Markets — 1.7%
BlackRock, Inc. — Class A	30	15,081
Charles Schwab Corp. (The)	290	13,792
CME Group, Inc. — Class A	80	16,058
Credit Suisse Group AG (REG)(a)	910	12,294
Goldman Sachs Group, Inc. (The)	260	59,782
IG Group Holdings PLC	3,265	30,061
Intercontinental Exchange, Inc.	200	18,510
Japan Exchange Group, Inc.	900	15,842
Julius Baer Group Ltd.(a)	280	14,427
London Stock Exchange Group PLC	100	10,278
Morgan Stanley	1,230	62,877
MSCI, Inc. — Class A	90	23,236
Partners Group Holding AG	20	18,320
S&P Global, Inc.	80	21,844
Singapore Exchange Ltd.	11,800	77,734

		410,136

Consumer Finance — 0.7%
American Express Co.	243	30,251
Capital One Financial Corp.	301	30,976
Synchrony Financial	2,640	95,066

		156,293

FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. — Class B(a)	458	$103,737
M&G PLC(a)	12,443	39,100
Pargesa Holding SA	470	39,026

		181,863

Insurance — 1.6%
AIA Group Ltd.	2,800	29,452
Allianz SE (REG)	260	63,740
Chubb Ltd.	399	62,108
Everest Re Group Ltd.	210	58,136
Progressive Corp. (The)	202	14,623
Prudential PLC	630	12,073
Reinsurance Group of America, Inc. — Class A	375	61,148
Swiss Re AG	426	47,831
Zurich Insurance Group AG	60	24,598

		373,709

Thrifts & Mortgage Finance — 0.3%
BankUnited, Inc.	395	14,441
Essent Group Ltd.	1,310	68,107

		82,548

Total Financials		2,346,869

Health Care — 8.4%

Biotechnology — 1.6%
AbbVie, Inc.	581	51,442
Amgen, Inc.	350	84,374
Biogen, Inc.(a)	180	53,411
CSL Ltd.	200	38,843
Gilead Sciences, Inc.	1,760	114,365
Vertex Pharmaceuticals, Inc.(a)	230	50,359

		392,794

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	400	34,744
Danaher Corp.	140	21,487
Edwards Lifesciences Corp.(a)	167	38,960
Hoya Corp.	300	28,633
Koninklijke Philips NV	1,104	54,006
Medtronic PLC	293	33,241
West Pharmaceutical Services, Inc.	130	19,543

		230,614

Health Care Providers & Services — 0.9%
Anthem, Inc.	143	43,190
CVS Health Corp.	418	31,053
Henry Schein, Inc.(a)	213	14,212
Humana, Inc.	148	54,245
UnitedHealth Group, Inc.	240	70,555

		213,255

Life Sciences Tools & Services — 0.4%
Bio-Rad Laboratories, Inc. — Class A(a)	50	18,501
Bruker Corp.	140	7,136
Gerresheimer AG	183	14,174
ICON PLC(a)	100	17,223
Thermo Fisher Scientific, Inc.	100	32,487

		89,521

Company	Shares	U.S. $ Value
Pharmaceuticals — 4.5%
Allergan PLC	326	$62,321
AstraZeneca PLC	310	31,032
Bayer AG (REG)	619	50,590
Bristol-Myers Squibb Co.	1,388	89,096
Eli Lilly & Co.	514	67,555
GlaxoSmithKline PLC	740	17,390
Johnson & Johnson	1,103	160,895
Merck & Co., Inc.	864	78,581
Novartis AG (REG)	423	40,031
Novo Nordisk A/S — Class B	2,158	125,145
Perrigo Co. PLC	1,028	53,106
Pfizer, Inc.	1,772	69,427
Roche Holding AG	315	102,318
Sanofi	744	74,771
Takeda Pharmaceutical Co., Ltd.	405	16,016
Zoetis, Inc.	196	25,940

		1,064,214

Total Health Care		1,990,398

Consumer Discretionary — 6.7%

Auto Components — 0.6%
Aptiv PLC	170	16,145
Magna International, Inc. — Class A (United States)	1,261	69,153
NGK Spark Plug Co., Ltd.	1,700	32,947
Toyo Tire Corp.	900	12,907

		131,152

Automobiles — 0.9%
Honda Motor Co., Ltd.	1,800	50,933
Peugeot SA	2,710	65,296
Toyota Motor Corp.	1,200	84,538

		200,767

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	120	18,035
Service Corp. International/US	350	16,110

		34,145

Hotels, Restaurants & Leisure — 0.9%
Accor SA	309	14,481
Compass Group PLC	1,668	41,808
GVC Holdings PLC	1,640	19,210
Las Vegas Sands Corp.	242	16,708
Marriott International, Inc./MD — Class A	102	15,446
McDonald’s Corp.	100	19,761
Papa John’s International, Inc.	265	16,735
Starbucks Corp.	731	64,269

		208,418

Household Durables — 0.4%
Sony Corp.	1,000	67,885
Taylor Morrison Home Corp. — Class A(a)	1,307	28,571

		96,456

Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc.(a)	126	232,828
Booking Holdings, Inc.(a)	30	61,612
Etsy, Inc.(a)	215	9,524

		303,964

FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Multiline Retail — 0.2%
Target Corp.	460	$58,977

Specialty Retail — 1.1%
AutoZone, Inc.(a)	31	36,931
Gap, Inc. (The)	730	12,906
Home Depot, Inc. (The)	452	98,708
Lowe’s Cos., Inc.	255	30,539
Michaels Cos., Inc. (The)(a)	880	7,119
Ross Stores, Inc.	370	43,075
Signet Jewelers Ltd.	779	16,936
TJX Cos., Inc. (The)	268	16,364

		262,578

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG	163	53,024
Capri Holdings Ltd.(a)	447	17,053
EssilorLuxottica SA	136	20,807
LVMH Moet Hennessy Louis Vuitton SE	140	65,280
NIKE, Inc. — Class B	542	54,910
Pandora A/S	660	28,732
Samsonite International SA	7,200	17,319
Skechers U.S.A., Inc. — Class A(a)	587	25,352

		282,477

Total Consumer Discretionary		1,578,934

Industrials — 6.0%

Aerospace & Defense — 1.6%
Airbus SE	99	14,540
BAE Systems PLC	2,000	14,976
Boeing Co. (The)	93	30,296
Hexcel Corp.	177	12,976
L3Harris Technologies, Inc.	321	63,516
Leonardo SpA	3,060	35,911
Lockheed Martin Corp.	162	63,079
Northrop Grumman Corp.	144	49,532
Raytheon Co.	254	55,814
United Technologies Corp.	210	31,450

		372,090

Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	168	13,138

Airlines — 0.3%
Alaska Air Group, Inc.	235	15,921
Qantas Airways Ltd.	8,960	44,738

		60,659

Building Products — 0.3%
Kingspan Group PLC (London)	310	18,901
Masco Corp.	1,138	54,613

		73,514

Commercial Services & Supplies — 0.4%
Republic Services, Inc. — Class A	180	16,133
Secom Co., Ltd.	800	71,381

		87,514

Construction & Engineering — 0.2%
Vinci SA	450	50,154

Electrical Equipment — 0.4%
Regal Beloit Corp.	470	40,237

Company	Shares	U.S. $ Value
Electrical Equipment (Continued)
Rockwell Automation, Inc.	90	$18,240
Schneider Electric SE (Paris)	150	15,422
Vestas Wind Systems A/S	310	31,335

		105,234

Industrial Conglomerates — 0.4%
3M Co.	130	22,935
General Electric Co.	2,516	28,079
Honeywell International, Inc.	208	36,816
Siemens AG (REG)	150	19,622

		107,452

Machinery — 0.6%
Caterpillar, Inc.	283	41,793
Dover Corp.	804	92,669
Xylem, Inc./NY	210	16,546

		151,008

Professional Services — 0.4%
Recruit Holdings Co., Ltd.	1,900	71,152
RELX PLC	650	16,407

		87,559

Road & Rail — 0.9%
Canadian National Railway Co.	413	37,413
CSX Corp.	609	44,067
East Japan Railway Co.	400	36,098
Norfolk Southern Corp.	240	46,591
Union Pacific Corp.	310	56,045

		220,214

Trading Companies & Distributors — 0.3%
AerCap Holdings NV(a)	1,152	70,813

Transportation Infrastructure — 0.1%
Flughafen Zurich AG	70	12,770

Total Industrials		1,412,119

Consumer Staples — 5.4%

Beverages — 0.7%
Coca-Cola Bottlers Japan Holdings, Inc.	1,600	40,873
Coca-Cola Co. (The)	840	46,494
Diageo PLC	730	30,763
PepsiCo, Inc.	376	51,388

		169,518

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	143	42,031
Koninklijke Ahold Delhaize NV	2,970	74,518
US Foods Holding Corp.(a)	356	14,913
Walgreens Boots Alliance, Inc.	869	51,236
Walmart, Inc.	645	76,652

		259,350

Food Products — 1.1%
Danone SA	200	16,621
Hain Celestial Group, Inc. (The)(a)	643	16,689
Kerry Group PLC — Class A	140	17,459
Mondelez International, Inc. — Class A	673	37,069
Nestle SA (REG)	1,134	122,703
Salmar ASA	328	16,793

FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Food Products (Continued)
WH Group Ltd.	38,500	$39,811

		267,145

Household Products — 1.2%
Colgate-Palmolive Co.	470	32,355
Kimberly-Clark Corp.	330	45,392
Procter & Gamble Co. (The)	988	123,401
Reckitt Benckiser Group PLC	259	21,041
Unicharm Corp.	1,500	50,641

		272,830

Personal Products — 0.6%
L’Oreal SA	208	61,551
Unilever NV	1,091	62,658
Unilever PLC	410	23,472

		147,681

Tobacco — 0.7%
Altria Group, Inc.	580	28,948
British American Tobacco PLC	1,644	69,881
Philip Morris International, Inc.	800	68,072

		166,901

Total Consumer Staples		1,283,425

Communication Services — 5.2%

Diversified Telecommunication Services — 1.5%
AT&T, Inc.	3,284	128,339
Charter Communications, Inc. — Class A(a)	33	16,008
Comcast Corp. — Class A	1,260	56,662
Deutsche Telekom AG (REG)	1,340	21,915
Nippon Telegraph & Telephone Corp.	2,400	60,646
Verizon Communications, Inc.	1,184	72,697

		356,267

Entertainment — 0.5%
Netflix, Inc.(a)	70	22,650
Nintendo Co., Ltd.	100	39,989
Walt Disney Co. (The)	383	55,393

		118,032

Interactive Media & Services — 2.5%
Alphabet, Inc. — Class A(a)	121	162,066
Alphabet, Inc. — Class C(a)	140	187,183
Facebook, Inc. — Class A(a)	940	192,935
Z Holdings Corp.	9,000	37,992

		580,176

Wireless Telecommunication Services — 0.7%
KDDI Corp.	3,300	98,442
SoftBank Group Corp.	400	17,364
Vodafone Group PLC	23,830	46,268

		162,074

Total Communication Services		1,216,549

Energy — 2.7%

Oil, Gas & Consumable Fuels — 2.7%
BP PLC	4,683	29,463
Chevron Corp.	540	65,075
ConocoPhillips	890	57,877
Exxon Mobil Corp.	1,012	70,617

Company	Shares	U.S. $ Value
Oil, Gas & Consumable Fuels (Continued)
JXTG Holdings, Inc.	12,500	$56,722
Marathon Petroleum Corp.	237	14,279
Phillips 66	394	43,896
Repsol SA	5,268	82,820
Royal Dutch Shell PLC — Class A	2,957	87,249
Royal Dutch Shell PLC — Class B	1,866	55,396
Suncor Energy, Inc.	1,200	39,385
TC Energy Corp.	294	15,680
TOTAL SA	500	27,765

Total Energy		646,224

Materials — 2.4%

Chemicals — 1.5%
BASF SE	175	13,230
Covestro AG	1,097	51,041
DuPont de Nemours, Inc.	329	21,122
Ecolab, Inc.	385	74,301
International Flavors & Fragrances, Inc.	123	15,869
Koninklijke DSM NV	160	20,934
Linde PLC	100	21,290
Sherwin-Williams Co. (The)	88	51,352
Tosoh Corp.	2,600	40,048
Trinseo SA	1,221	45,433
Westlake Chemical Corp.	200	14,030

		368,650

Metals & Mining — 0.8%
BHP Group Ltd.	2,360	64,733
BlueScope Steel Ltd.	2,990	31,723
First Quantum Minerals Ltd.	890	9,039
Rio Tinto PLC	540	31,969
South32 Ltd.	29,450	55,700

		193,164

Paper & Forest Products — 0.1%
Mondi PLC	580	13,602

Total Materials		575,416

Utilities — 1.9%

Electric Utilities — 1.5%
American Electric Power Co., Inc.	230	21,737
EDP — Energias de Portugal SA	6,734	29,242
Enel SpA	15,582	123,869
Exelon Corp.	1,150	52,429
Iberdrola SA	4,792	49,420
NextEra Energy, Inc.	140	33,902
Southern Co. (The)	870	55,419

		366,018

Multi-Utilities — 0.1%
Suez	1,040	15,770

Water Utilities — 0.3%
American Water Works Co., Inc.	187	22,973
Aqua America, Inc.	871	40,885

		63,858

Total Utilities		445,646

FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Real Estate — 0.9%

Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.	140	$32,175
Americold Realty Trust	369	12,937
Medical Properties Trust, Inc.	701	14,798
MGM Growth Properties LLC — Class A	441	13,658
Mid-America Apartment Communities, Inc.	450	59,337
Omega Healthcare Investors, Inc.	314	13,298
SBA Communications Corp.	40	9,640

		155,843

Real Estate Management & Development — 0.2%
Aroundtown SA	1,731	15,513
CBRE Group, Inc. — Class A(a)	310	19,000
Vonovia SE	300	16,164

		50,677

Total Real Estate		206,520

Total Common Stocks (cost $12,050,523)		14,404,185

	Principal Amount (000)
LONG-TERM DEBT SECURITIES — 35.6%

GOVERNMENTS – TREASURIES — 11.0%

United States — 11.0%
U.S. Treasury Bonds
2.25%, 8/15/46	$138	134,323
2.375%, 11/15/49	50	49,977
2.50%, 5/15/46	7	7,571
2.75%, 8/15/42-8/15/47	42	45,098
2.875%, 5/15/43-5/15/49	85	93,855
3.00%, 5/15/42-2/15/49	315	352,439
3.375%, 11/15/48	34	41,487
3.625%, 2/15/44	7	8,620
4.375%, 2/15/38	48	63,923
4.50%, 2/15/36-8/15/39	75	101,293
4.625%, 2/15/40	72	99,675
7.125%, 2/15/23	245	286,152
U.S. Treasury Notes
1.25%, 8/31/24	31	30,012
1.50%, 11/30/24	53	52,561
1.625%, 12/31/21-8/15/29	489	487,145
1.75%, 5/15/22-11/15/29	130	129,146
1.875%, 7/31/22	59	58,920
2.00%, 8/15/25	266	269,616
2.125%, 12/31/22	104	105,576
2.25%, 8/15/49	43	41,831
2.375%, 5/15/29	5	5,200
2.50%, 8/15/23	121	124,630
2.875%, 8/15/28	5	5,392

Total Governments — Treasuries		2,594,442

Company	Principal Amount (000)	U.S. $ Value
CORPORATES – INVESTMENT GRADE — 10.3%(c)

Industrial — 6.2%

Basic — 0.2%
DuPont de Nemours, Inc.
4.205%, 11/15/23	$15	$16,043
4.493%, 11/15/25	15	16,522
Eastman Chemical Co. 3.80%, 3/15/25	8	8,438
Glencore Funding LLC 4.125%, 5/30/23	4	4,176

		45,179

Capital Goods — 0.2%
General Electric Co. 3.375%, 3/11/24	20	20,727
United Technologies Corp. 3.95%, 8/16/25	19	20,733

		41,460

Communications – Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 7/23/25	46	50,700
5.05%, 3/30/29	13	14,721
Comcast Corp. 4.15%, 10/15/28	20	22,517
Cox Communications, Inc. 2.95%, 6/30/23	11	11,192
Time Warner Cable LLC
4.125%, 2/15/21	13	13,211
4.50%, 9/15/42	10	10,238
ViacomCBS, Inc.
3.375%, 2/15/28	14	14,352
3.70%, 6/01/28	5	5,241

		142,172

Communications – Telecommunications — 0.9%
AT&T, Inc.
3.40%, 5/15/25	55	57,678
3.55%, 6/01/24	19	19,978
4.00%, 1/15/22	9	9,354
4.125%, 2/17/26	28	30,359
4.55%, 3/09/49	10	11,105
Telefonica Emisiones SA 5.462%, 2/16/21	10	10,381
Verizon Communications, Inc.
4.862%, 8/21/46	15	18,626
5.012%, 4/15/49	8	10,239
Vodafone Group PLC 3.75%, 1/16/24	33	34,865

		202,585

Consumer Cyclical – Automotive — 0.1%
General Motors Financial Co., Inc. 4.30%, 7/13/25	5	5,339
5.10%, 1/17/24	20	21,711
5.25%, 3/01/26	4	4,437

		31,487

FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Consumer Cyclical – Restaurants — 0.0%
Starbucks Corp. 4.50%, 11/15/48	$8	$9,254

Consumer Non-Cyclical — 1.6%
AbbVie, Inc.
2.95%, 11/21/26	13	13,219
4.875%, 11/14/48	9	10,383
Ahold Finance USA LLC 6.875%, 5/01/29	24	31,651
AmerisourceBergen Corp. 4.30%, 12/15/47	10	10,360
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49	20	25,986
AstraZeneca PLC 6.45%, 9/15/37	10	14,147
BAT Capital Corp. 3.215%, 9/06/26	13	13,092
Becton Dickinson and Co. 3.734%, 12/15/24	7	7,434
Biogen, Inc. 4.05%, 9/15/25	24	26,114
Cigna Corp.
3.40%, 3/01/27	23	23,885
3.75%, 7/15/23	7	7,348
4.125%, 11/15/25	10	10,858
4.375%, 10/15/28	10	11,097
CVS Health Corp.
3.25%, 8/15/29	6	6,121
3.875%, 7/20/25	23	24,533
4.10%, 3/25/25	10	10,754
Kraft Heinz Foods Co. 3.75%, 4/01/30	20	20,616
Laboratory Corp. of America Holdings 3.60%, 2/01/25	10	10,537
Mylan NV 3.95%, 6/15/26	15	15,593
Reynolds American, Inc. 5.85%, 8/15/45	12	13,739
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/26	29	29,888
Tyson Foods, Inc.
3.95%, 8/15/24	22	23,526
4.00%, 3/01/26	7	7,579
Zoetis, Inc. 3.45%, 11/13/20	9	9,101

		377,561

Energy — 1.8%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47	3	3,084
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27	25	26,084
Cenovus Energy, Inc. 3.00%, 8/15/22	5	5,067
Energy Transfer Operating LP
4.75%, 1/15/26	20	21,615
5.50%, 6/01/27	10	11,256

Company	Principal Amount (000)	U.S. $ Value
Energy (Continued)
Enterprise Products Operating LLC
3.35%, 3/15/23	$20	$20,699
3.70%, 2/15/26	27	28,759
5.20%, 9/01/20	20	20,417
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	36	37,469
4.15%, 3/01/22	11	11,452
6.85%, 2/15/20	9	9,048
Marathon Oil Corp. 3.85%, 6/01/25	20	21,161
Marathon Petroleum Corp. 5.125%, 3/01/21	11	11,391
Newfield Exploration Co. 5.625%, 7/01/24	8	8,824
Noble Energy, Inc. 3.90%, 11/15/24	21	22,229
Occidental Petroleum Corp.
2.90%, 8/15/24	15	15,237
3.20%, 8/15/26	5	5,058
ONEOK, Inc. 4.00%, 7/13/27	21	22,296
Phillips 66 4.30%, 4/01/22	21	22,080
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	28	28,888
Sabine Pass Liquefaction LLC 5.625%, 3/01/25	16	17,987
Sunoco Logistics Partners Operations LP 4.00%, 10/01/27	15	15,568
TransCanada PipeLines Ltd. 4.12%, 5/15/67(b)	13	10,986
Western Midstream Operating LP
4.50%, 3/01/28	5	4,875
4.75%, 8/15/28	5	4,979
Williams Cos., Inc. (The)
3.90%, 1/15/25	6	6,308
4.125%, 11/15/20	16	16,192

		429,009

Services — 0.3%
eBay, Inc. 3.80%, 3/09/22	8	8,272
Expedia Group, Inc. 3.80%, 2/15/28	17	17,345
Global Payments, Inc. 4.00%, 6/01/23	12	12,636
S&P Global, Inc. 4.40%, 2/15/26	26	28,874

		67,127

Technology — 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.625%, 1/15/24	3	3,107
3.875%, 1/15/27	22	22,856
Broadcom, Inc.
3.625%, 10/15/24	5	5,193
4.25%, 4/15/26	7	7,452

FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Technology (Continued)
Hewlett Packard Enterprise Co. 4.90%, 10/15/25	$25	$27,792
KLA Corp. 4.65%, 11/01/24	22	24,257
Lam Research Corp. 2.80%, 6/15/21	10	10,120
Micron Technology, Inc. 4.975%, 2/06/26	12	13,330
Seagate HDD Cayman 4.75%, 1/01/25	6	6,394

		120,501

Total Industrial		1,466,335

Financial Institutions — 3.7%

Banking — 3.1%
American Express Co. Series C 4.90%, 3/15/20(d)	4	4,020
Bank of America Corp.
5.00%, 5/13/21	10	10,414
Series L
3.95%, 4/21/25	66	70,402
Series X
6.25%, 9/05/24(d)	16	17,805
Series Z
6.50%, 10/23/24(d)	6	6,811
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(d)	19	19,195
BBVA USA 5.50%, 4/01/20	35	35,282
Capital One Financial Corp. 3.30%, 10/30/24	25	26,030
4.75%, 7/15/21	25	26,033
Citigroup, Inc. 3.875%, 3/26/25	46	48,705
Commonwealth Bank of Australia 2.25%, 3/10/20	20	20,014
Fifth Third Bancorp 3.50%, 3/15/22	12	12,381
Goldman Sachs Group, Inc. (The)
2.35%, 11/15/21	7	7,024
3.85%, 7/08/24	10	10,584
5.75%, 1/24/22	55	59,010
Series D
6.00%, 6/15/20	7	7,127
HSBC Holdings PLC
4.00%, 3/30/22	30	31,276
5.10%, 4/05/21	20	20,738
JPMorgan Chase & Co.
3.22%, 3/01/25	50	51,827
3.625%, 5/13/24	32	33,919
4.50%, 1/24/22	20	21,022
Series FF
5.00%, 8/01/24(d)	20	20,910
Series V
5.229%, 4/01/20(b)(d)	10	10,083

Company	Principal Amount (000)	U.S. $ Value
Banking (Continued)
Morgan Stanley
5.00%, 11/24/25	$10	$11,266
Series G
3.75%, 2/25/23	20	20,940
4.35%, 9/08/26	23	25,152
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20	15	15,044
Santander Holdings USA, Inc. 4.40%, 7/13/27	25	27,026
Truist Financial Corp. 2.625%, 6/29/20	9	9,033
US Bancorp Series J 5.30%, 4/15/27(d)	12	13,207
Wells Fargo & Co.
3.069%, 1/24/23	20	20,410
3.75%, 1/24/24	15	15,864

		728,554

Finance — 0.1%
Synchrony Financial 4.50%, 7/23/25	19	20,535

Insurance — 0.3%
Anthem, Inc. 3.30%, 1/15/23	11	11,378
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77	13	16,034
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/70	6	5,849
Nationwide Mutual Insurance Co. 9.375%, 8/15/39	5	8,528
New York Life Global Funding 1.95%, 2/11/20	26	25,999
Prudential Financial, Inc. 4.50%, 11/15/20	19	19,428

		87,216

REITS — 0.2%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	3	3,142
Welltower, Inc. 4.00%, 6/01/25	35	37,752

		40,894

Total Financial Institutions		877,199

Utility — 0.4%

Electric — 0.4%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	25	34,347
Enel Chile SA 4.875%, 6/12/28	12	13,328
Exelon Corp. 5.10%, 6/15/45	10	11,963
Exelon Generation Co. LLC 2.95%, 1/15/20	21	21,005

FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Electric (Continued)
TECO Finance, Inc. 5.15%, 3/15/20	$10	$10,052

Total Utility		90,695

Total Corporates — Investment Grade		2,434,229

MORTGAGE PASS-THROUGHS — 8.7%

Agency Fixed Rate 30-Year — 8.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 9/01/49-11/01/49	98	102,263
Federal Home Loan Mortgage Corp. Gold
Series 2007
5.50%, 7/01/35	4	5,028
Series 2016
4.00%, 2/01/46	33	35,914
Series 2017
4.00%, 7/01/44	29	30,717
Series 2018
4.00%, 12/01/48	25	26,502
4.50%, 10/01/48-11/01/48	94	99,893
5.00%, 11/01/48	35	38,505
Federal National Mortgage Association
Series 2003
5.50%, 4/01/33-7/01/33	16	17,388
Series 2004
5.50%, 4/01/34-1/01/35	18	20,386
Series 2010
4.00%, 12/01/40	16	16,925
Series 2012
3.50%, 2/01/42-1/01/43	92	96,949
Series 2013
3.50%, 4/01/43	45	47,426
4.00%, 10/01/43	61	64,861
Series 2015
3.00%, 2/01/45-8/01/45	77	78,856
Series 2016
3.00%, 12/01/46	201	205,967
Series 2017
3.50%, 9/01/47	137	142,471
Series 2018
3.50%, 3/01/48-5/01/48	313	327,796
4.00%, 8/01/48-12/01/48	88	93,609
4.50%, 9/01/48	99	105,846
Series 2019
3.50%, 10/01/49-11/01/49	119	124,114
4.00%, 6/01/49	44	47,090
Series 2020
3.50%, 1/01/50, TBA	80	82,297
Government National Mortgage Association
Series 2016
3.00%, 12/20/46	45	46,001
Series 2020
3.00%, 1/01/50, TBA	50	51,369

		1,908,173

Company	Principal Amount (000)	U.S. $ Value
Agency Fixed Rate 15-Year — 0.6%
Federal National Mortgage Association Series 2016 2.50%, 4/01/31-1/01/32	$142	$143,861

Total Mortgage Pass-Throughs		2,052,034

INFLATION-LINKED SECURITIES — 2.6%

United States — 2.6%
U.S. Treasury Inflation Index
0.375%, 7/15/25 (TIPS)	124	137,075
0.125%, 4/15/21-7/15/26 (TIPS)	418	462,197
0.75%, 7/15/28 (TIPS)	20	21,568

Total Inflation-Linked Securities		620,840

AGENCIES — 2.3%

Agency Debentures — 2.3%
Federal Home Loan Bank 2.50%, 2/13/24	20	20,622
Federal National Mortgage Association
6.25%, 5/15/29	70	94,629
6.625%, 11/15/30	145	206,689
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	210	207,994

Total Agencies		529,934

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%

Non-Agency Fixed Rate CMBS — 0.3%
Commercial Mortgage Trust Series 2015-PC1, Class A5 3.902%, 7/10/50	38	40,668
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45	30	30,491

Total Commercial Mortgage-Backed Securities		71,159

LOCAL GOVERNMENTS – US MUNICIPAL BONDS — 0.2%

United States — 0.2%
State of California Series 2010 7.625%, 3/01/40	25	40,031

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%

Non-Agency Fixed Rate — 0.1%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.208%, 7/25/36	22	19,001

ASSET-BACKED SECURITIES — 0.1%

Home Equity Loans – Fixed Rate — 0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(b)	9	8,672

FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Home Equity Loans – Floating Rate — 0.0%
ABFC Trust Series 2003-WF1, Class A2 2.917%, 12/25/32(b)	$5	$4,571

Total Asset-Backed Securities		13,243

Total Long-Term Debt Securities (amortized cost $7,995,794)		8,374,913

	Shares
RIGHTS — 0.0%

Energy — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA, expiring 1/09/20(a)	5,268	2,501

Industrials — 0.0%

Aerospace & Defense — 0.0%
Rolls-Royce Holdings PLC, expiring 12/02/19(a)	54,280	72

Total Rights (cost $2,441)		2,573

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 3.2%

U.S. Treasury Bills — 3.2%
U.S. Treasury Bill Zero Coupon, 1/21/20 (cost $759,365)	$760	759,365

Total Investments — 99.8%
(cost $20,808,123)		23,541,036
Other assets less liabilities — 0.2%		39,861

Net Assets — 100.0%		$23,580,897

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.
(b)	Floating Rate Security. Stated interest rate was in effect as of December 31, 2019.
(c)	Classification of investment grade and non-investment grade is unaudited.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CMBS — Commercial Mortgage-Backed Securities

REG — Registered Shares

REIT — Real Estate Investment Trust

TBA — To Be Announced

TIPS — Treasury Inflation Protected Security

FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2019

% of Total Investments*	Country Diversification
75.6%	United States
5.2%	Japan
4.3%	United Kingdom
2.2%	France
2.0%	Australia
1.9%	Switzerland
1.7%	Germany
1.3%	Netherlands
1.2%	Canada
1.0%	Denmark
0.9%	Spain
0.7%	Italy
0.6%	Ireland
0.4%	Singapore
1.0%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of each Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 0.3% or less in the following countries: Austria, Belgium, Chile, Hong Kong, Israel, Norway and Portugal.

FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $45,915,265)	$89,901,933
Cash	864,498
Due from AXA Equitable’s General Account	421,278
Dividends receivable	46,765
Fees receivable from Contractowners	2,773
Variation margin due from broker	846

Total assets	91,238,093

Liabilities:
Asset management fee payable	15,345
Accrued custody and bank fees	6,540
Accrued expenses	65,176

Total liabilities	87,061

Net Assets Attributable to Contractowners or in Accumulation	$91,151,032

Amount retained by AXA Equitable in Separate Account No. 4	$900,078
Net assets attributable to contractowners	45,906,036
Net assets allocated to contracts in payout period	44,344,918

Net Assets	$91,151,032

	Units Outstanding	Unit Values
Institutional	1,472	$31,977.69
RIA	1,140	2,945.37
MRP	34,911	1,131.88
EPP	394	3,056.11

The accompanying notes are an integral part of these financial statements.

FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

Investment Income (Note 2):
Dividends	$1,082,086

Total investment income	1,082,086

Expenses (Note 6):
Investment management fees	(116,982)
Custody and bank fees	(11,542)
Other operating expenses	(65,828)

Total expenses	(194,352)

Net Investment Income (Loss)	887,734

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Note 2):
Net realized gain (loss) from investments	10,105,306
Net realized gain (loss) on futures contracts	134,947
Change in unrealized appreciation (depreciation) of investments	14,583,151
Change in unrealized appreciation (depreciation) on futures contracts	38,933

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	24,862,337

Net Increase (Decrease) in Net Assets Attributable to Operations	$25,750,071

The accompanying notes are an integral part of these financial statements.

FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations:
Net Investment Income (Loss)	$887,734	$1,069,530
Net realized gain (loss) on investments and futures contracts	10,240,253	9,019,259
Net change in unrealized appreciation (depreciation) of investments and futures contracts	14,622,084	(10,858,500)

Net increase (decrease) in assets attributable to operations	25,750,071	(769,711)

From Contractowners Transactions:
Contributions	2,694,822	3,937,681
Withdrawals	(13,105,485)	(14,669,111)
Asset management fees (Note 6)	(65,607)	(69,061)
Administrative fees (Note 6)	(270,701)	(289,284)

Net increase (decrease) in net assets attributable to contractowners transactions	(10,746,971)	(11,089,775)

Net increase (decrease) in net assets attributable to AXA Equitable’s transactions	244,477	272,592

Increase (Decrease) in Net Assets	15,247,577	(11,586,894)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	75,903,455	87,490,349

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$91,151,032	$75,903,455

The accompanying notes are an integral part of these financial statements.

FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
COMMON STOCKS — 98.6%

Information Technology — 38.2%

Communications Equipment — 1.6%
Arista Networks, Inc.(a)	360	$73,224
Cisco Systems, Inc.	25,118	1,204,659
F5 Networks, Inc.(a)	330	46,085
Motorola Solutions, Inc.	720	116,021
Ubiquiti, Inc.	90	17,008

		1,456,997

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. — Class A	1,670	180,744
CDW Corp./DE	846	120,843
Cognex Corp.	920	51,557
Corning, Inc.	1,390	40,463
Dolby Laboratories, Inc. — Class A	40	2,752
FLIR Systems, Inc.	60	3,124
IPG Photonics Corp.(a)	20	2,898
Jabil, Inc.	180	7,439
Keysight Technologies, Inc.(a)	1,060	108,788
National Instruments Corp.	40	1,694
Trimble, Inc.(a)	250	10,423
Zebra Technologies Corp. — Class A(a)	310	79,186

		609,911

IT Services — 9.1%
Accenture PLC — Class A	3,725	784,373
Akamai Technologies, Inc.(a)	860	74,287
Alliance Data Systems Corp.	25	2,805
Automatic Data Processing, Inc.	2,535	432,217
Black Knight, Inc.(a)	800	51,584
Booz Allen Hamilton Holding Corp.	795	56,548
Broadridge Financial Solutions, Inc.	670	82,772
Cognizant Technology Solutions Corp. — Class A	235	14,575
CoreLogic, Inc./United States(a)	20	874
EPAM Systems, Inc.(a)	300	63,648
Euronet Worldwide, Inc.(a)	305	48,056
Fidelity National Information Services, Inc.	2,166	301,269
Fiserv, Inc.(a)	3,290	380,423
FleetCor Technologies, Inc.(a)	504	145,011
Gartner, Inc.(a)	510	78,591
Genpact Ltd.	1,080	45,543
Global Payments, Inc.	1,763	321,855
GoDaddy, Inc. — Class A(a)	990	67,241
International Business Machines Corp.	3,125	418,875
Jack Henry & Associates, Inc.	410	59,725
Mastercard, Inc. — Class A	5,290	1,579,541
MongoDB, Inc.(a)	240	31,586
Okta, Inc.(a)	600	69,222
Paychex, Inc.	1,845	156,936
PayPal Holdings, Inc.(a)	6,860	742,046
Sabre Corp.	265	5,947
Square, Inc. — Class A(a)	1,953	122,180
Switch, Inc. — Class A	329	4,876
Twilio, Inc. — Class A(a)	700	68,796
VeriSign, Inc.(a)	420	80,925
Visa, Inc. — Class A	10,220	1,920,338
Western Union Co. (The) — Class W	535	14,327
WEX, Inc.(a)	250	52,365

		8,279,357

Company	Shares	U.S. $ Value
Semiconductors & Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc.(a)	5,870	$269,198
Analog Devices, Inc.	294	34,939
Applied Materials, Inc.	2,910	177,626
Broadcom, Inc.	2,297	725,898
Cree, Inc.(a)	40	1,846
Entegris, Inc.	780	39,070
KLA Corp.	940	167,480
Lam Research Corp.	750	219,300
Maxim Integrated Products, Inc.	550	33,831
Microchip Technology, Inc.	335	35,113
Monolithic Power Systems, Inc.	240	42,725
NVIDIA Corp.	3,410	802,373
QUALCOMM, Inc.	6,801	600,052
Skyworks Solutions, Inc.	40	4,835
Teradyne, Inc.	960	65,462
Texas Instruments, Inc.	5,460	700,464
Universal Display Corp.	260	53,578
Xilinx, Inc.	1,460	142,744

		4,116,534

Software — 13.7%
2U, Inc.(a)	110	2,639
Adobe, Inc.(a)	2,890	953,151
Alteryx, Inc. — Class A(a)	220	22,015
Anaplan, Inc.(a)	490	25,676
ANSYS, Inc.(a)	505	129,992
Aspen Technology, Inc.(a)	410	49,581
Atlassian Corp. PLC — Class A(a)	620	74,611
Autodesk, Inc.(a)	1,010	185,295
Avalara, Inc.(a)	220	16,115
Cadence Design Systems, Inc.(a)	1,590	110,282
CDK Global, Inc.	710	38,823
Ceridian HCM Holding, Inc.(a)	420	28,510
Citrix Systems, Inc.	650	72,085
Coupa Software, Inc.(a)	350	51,188
DocuSign, Inc.(a)	850	62,993
Dropbox, Inc. — Class A(a)	1,190	21,313
Elastic NV(a)	243	15,625
Fair Isaac Corp.(a)	170	63,696
FireEye, Inc.(a)	1,130	18,679
Fortinet, Inc.(a)	830	88,611
Guidewire Software, Inc.(a)	470	51,592
HubSpot, Inc.(a)	230	36,455
Intuit, Inc.	1,480	387,656
Manhattan Associates, Inc.(a)	375	29,906
Medallia, Inc.(a)	67	2,084
Microsoft Corp.(b)	44,380	6,998,726
New Relic, Inc.(a)	280	18,399
Nutanix, Inc. — Class A(a)	770	24,070
Oracle Corp.	12,229	647,892
PagerDuty, Inc.(a)	50	1,170
Palo Alto Networks, Inc.(a)	550	127,187
Paycom Software, Inc.(a)	290	76,780
Paylocity Holding Corp.(a)	190	22,956
Pegasystems, Inc.	220	17,523
Pluralsight, Inc. — Class A(a)	350	6,024
Proofpoint, Inc.(a)	280	32,138
PTC, Inc.(a)	600	44,934
RealPage, Inc.(a)	420	22,575
RingCentral, Inc. — Class A(a)	430	72,528

FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Software (Continued)
salesforce.com, Inc.(a)	4,822	$784,250
ServiceNow, Inc.(a)	1,112	313,940
Smartsheet, Inc. — Class A(a)	500	22,460
SolarWinds Corp.(a)	72	1,336
Splunk, Inc.(a)	880	131,798
SS&C Technologies Holdings, Inc.	1,170	71,838
Synopsys, Inc.(a)	875	121,800
Teradata Corp.(a)	660	17,668
Trade Desk, Inc. (The) — Class A(a)	220	57,152
Tyler Technologies, Inc.(a)	220	66,004
VMware, Inc. — Class A(a)	465	70,582
Workday, Inc. — Class A(a)	945	155,405
Zendesk, Inc.(a)	640	49,043
Zscaler, Inc.(a)	350	16,275

		12,531,026

Technology Hardware, Storage & Peripherals — 8.6%
Apple, Inc.	26,197	7,692,749
Change Healthcare, Inc.(a)	141	2,311
Dell Technologies, Inc. — Class C(a)	633	32,530
HP, Inc.	450	9,248
NCR Corp.(a)	690	24,260
NetApp, Inc.	1,360	84,660
Pure Storage, Inc. — Class A(a)	1,290	22,072

		7,867,830

Total Information Technology		34,861,655

Health Care — 14.6%

Biotechnology — 3.1%
AbbVie, Inc.	8,657	766,491
Adaptive Biotechnologies Corp.(a)	61	1,825
Agios Pharmaceuticals, Inc.(a)	30	1,433
Alexion Pharmaceuticals, Inc.(a)	920	99,498
Alnylam Pharmaceuticals, Inc.(a)	520	59,888
Amgen, Inc.	3,220	776,246
Biogen, Inc.(a)	369	109,493
BioMarin Pharmaceutical, Inc.(a)	1,000	84,550
Exact Sciences Corp.(a)	810	74,909
Exelixis, Inc.(a)	710	12,510
Gilead Sciences, Inc.	1,037	67,384
Incyte Corp.(a)	1,040	90,813
Ionis Pharmaceuticals, Inc.(a)	740	44,703
Moderna, Inc.(a)	1,073	20,988
Neurocrine Biosciences, Inc.(a)	530	56,970
Regeneron Pharmaceuticals, Inc.(a)	110	41,303
Sage Therapeutics, Inc.(a)	300	21,657
Sarepta Therapeutics, Inc.(a)	410	52,906
Seattle Genetics, Inc.(a)	670	76,554
Vertex Pharmaceuticals, Inc.(a)	1,520	332,804

		2,792,925

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	4,370	379,578
ABIOMED, Inc.(a)	260	44,353
Align Technology, Inc.(a)	480	133,939
Avantor, Inc.(a)	928	16,843
Baxter International, Inc.	1,290	107,870
Becton Dickinson and Co.	134	36,444
Boston Scientific Corp.(a)	8,120	367,186
Cantel Medical Corp.	120	8,508

Company	Shares	U.S. $ Value
Health Care Equipment & Supplies (Continued)
Cooper Cos., Inc. (The)	40	$12,852
Danaher Corp.	200	30,696
DexCom, Inc.(a)	530	115,932
Edwards Lifesciences Corp.(a)	1,240	289,280
Envista Holdings Corp.(a)	435	12,893
Hill-Rom Holdings, Inc.	190	21,571
Hologic, Inc.(a)	1,250	65,263
ICU Medical, Inc.(a)	40	7,485
IDEXX Laboratories, Inc.(a)	510	133,176
Insulet Corp.(a)	360	61,632
Intuitive Surgical, Inc.(a)	690	407,894
Masimo Corp.(a)	280	44,257
Penumbra, Inc.(a)	190	31,211
ResMed, Inc.	830	128,625
STERIS PLC	20	3,048
Stryker Corp.	2,030	426,178
Teleflex, Inc.	270	101,639
Varian Medical Systems, Inc.(a)	530	75,265
West Pharmaceutical Services, Inc.	320	48,106

		3,111,724

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp. — Class A	840	71,417
Anthem, Inc.	440	132,893
Centene Corp.(a)	1,974	124,105
Chemed Corp.	100	43,926
Cigna Corp.(a)	673	137,622
Encompass Health Corp.	280	19,396
Guardant Health, Inc.(a)	200	15,628
HCA Healthcare, Inc.	910	134,507
Henry Schein, Inc.(a)	110	7,339
Humana, Inc.	350	128,282
Laboratory Corp. of America Holdings(a)	40	6,767
McKesson Corp.	120	16,598
Molina Healthcare, Inc.(a)	290	39,350
UnitedHealth Group, Inc.	5,560	1,634,529
WellCare Health Plans, Inc.(a)	270	89,157

		2,601,516

Health Care Technology — 0.3%
Cerner Corp.	1,825	133,937
Veeva Systems, Inc. — Class A(a)	773	108,730

		242,667

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	170	14,503
Bio-Techne Corp.	220	48,292
Bruker Corp.	550	28,034
Charles River Laboratories International, Inc.(a)	290	44,300
Illumina, Inc.(a)	870	288,614
IQVIA Holdings, Inc.(a)	450	69,529
Mettler-Toledo International, Inc.(a)	150	118,992
PerkinElmer, Inc.	140	13,594
PRA Health Sciences, Inc.(a)	320	35,568
Thermo Fisher Scientific, Inc.	1,620	526,289
Waters Corp.(a)	400	93,460

		1,281,175

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	8,026	515,189
Eli Lilly & Co.	5,045	663,064

FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Pharmaceuticals (Continued)
Horizon Therapeutics PLC(a)	120	$4,344
Jazz Pharmaceuticals PLC(a)	290	43,291
Johnson & Johnson	2,320	338,418
Merck & Co., Inc.	14,290	1,299,676
Nektar Therapeutics(a)	150	3,238
Zoetis, Inc.	2,790	369,257

		3,236,477

Total Health Care		13,266,484

Consumer Discretionary — 13.8%

Auto Components — 0.0%
Aptiv PLC	90	8,547

Automobiles — 0.4%
IAA, Inc.(a)	660	31,060
Tesla, Inc.(a)	837	350,142

		381,202

Distributors — 0.1%
LKQ Corp.(a)	240	8,568
Pool Corp.	240	50,971

		59,539

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	340	51,098
Grand Canyon Education, Inc.(a)	10	958
H&R Block, Inc.	175	4,109
Service Corp. International/US	360	16,571
ServiceMaster Global Holdings, Inc.(a)	121	4,678

		77,414

Hotels, Restaurants & Leisure — 2.2%
Chipotle Mexican Grill, Inc. — Class A(a)	150	125,567
Choice Hotels International, Inc.	80	8,274
Darden Restaurants, Inc.	720	78,487
Domino’s Pizza, Inc.	240	70,507
Dunkin’ Brands Group, Inc.	406	30,669
Hilton Grand Vacations, Inc.(a)	67	2,304
Hilton Worldwide Holdings, Inc.	1,618	179,452
Las Vegas Sands Corp.	910	62,826
Marriott International, Inc./MD — Class A	1,578	238,957
McDonald’s Corp.	728	143,860
MGM Resorts International	200	6,654
Norwegian Cruise Line Holdings Ltd.(a)	250	14,603
Planet Fitness, Inc.(a)	450	33,606
Six Flags Entertainment Corp.	40	1,804
Starbucks Corp.	6,995	615,000
Vail Resorts, Inc.	210	50,364
Wendy’s Co. (The)	1,080	23,987
Wyndham Hotels & Resorts, Inc.	160	10,050
Wynn Resorts Ltd.	480	66,658
Yum China Holdings, Inc.	1,670	80,177
Yum! Brands, Inc.	1,560	157,139

		2,000,945

Household Durables — 0.2%
Lennar Corp. — Class A	670	37,379
Lennar Corp. — Class B	20	894
NVR, Inc.(a)	30	114,252
Tempur Sealy International, Inc.(a)	260	22,636

		175,161

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail — 5.9%
Amazon.com, Inc.(a)	2,462	$4,549,382
Booking Holdings, Inc.(a)	253	519,594
eBay, Inc.	4,650	167,912
Etsy, Inc.(a)	690	30,567
Expedia Group, Inc.	701	75,806
GrubHub, Inc.(a)	530	25,779
Wayfair, Inc. — Class A(a)	320	28,918

		5,397,958

Leisure Products — 0.1%
Hasbro, Inc.	680	71,815
Mattel, Inc.(a)	1,350	18,292
Polaris, Inc.	290	29,493

		119,600

Multiline Retail — 0.4%
Dollar General Corp.	1,405	219,152
Dollar Tree, Inc.(a)	706	66,399
Nordstrom, Inc.	585	23,944
Ollie’s Bargain Outlet Holdings, Inc.(a)	260	16,981
Target Corp.	160	20,514

		346,990

Specialty Retail — 3.1%
Advance Auto Parts, Inc.	105	16,817
AutoZone, Inc.(a)	155	184,653
Best Buy Co., Inc.	260	22,828
Burlington Stores, Inc.(a)	380	86,651
CarMax, Inc.(a)	455	39,890
Carvana Co.(a)	260	23,933
Dynatrace, Inc.(a)	170	4,301
Five Below, Inc.(a)	280	35,801
Floor & Decor Holdings, Inc. — Class A(a)	380	19,308
Home Depot, Inc. (The)	3,690	805,822
L Brands, Inc.	205	3,715
Lowe’s Cos., Inc.	4,598	550,657
O’Reilly Automotive, Inc.(a)	455	199,408
Ross Stores, Inc.	2,070	240,989
TJX Cos., Inc. (The)	7,100	433,526
Tractor Supply Co.	690	64,474
Ulta Salon Cosmetics & Fragrance, Inc.(a)	330	83,536
Williams-Sonoma, Inc.	35	2,570

		2,818,879

Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd.(a)	340	12,971
Carter’s, Inc.	70	7,654
Columbia Sportswear Co.	100	10,019
Hanesbrands, Inc.	1,600	23,760
Lululemon Athletica, Inc.(a)	700	162,169
NIKE, Inc. — Class B	7,210	730,445
Skechers U.S.A., Inc. — Class A(a)	270	11,661
Under Armour, Inc. — Class A(a)	680	14,688
Under Armour, Inc. — Class C(a)	739	14,174
VF Corp.	1,760	175,402

		1,162,943

Total Consumer Discretionary		12,549,178

FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Communication Services — 11.5%

Diversified Telecommunication Services — 1.1%
Altice USA, Inc. — Class A(a)	1,800	$49,212
Cable One, Inc.	30	44,654
Charter Communications, Inc. — Class A(a)	557	270,190
Comcast Corp. — Class A	12,400	557,628
Sirius XM Holdings, Inc.	7,995	57,164
Zayo Group Holdings, Inc.(a)	1,275	44,179

		1,023,027

Entertainment — 1.4%
Activision Blizzard, Inc.	190	11,290
Electronic Arts, Inc.(a)	1,490	160,190
Live Nation Entertainment, Inc.(a)	750	53,602
Madison Square Garden Co. (The) — Class A(a)	16	4,707
Netflix, Inc.(a)	2,503	809,896
Roku, Inc.(a)	500	66,950
Spotify Technology SA(a)	700	104,685
Take-Two Interactive Software, Inc.(a)	310	37,953
World Wrestling Entertainment, Inc. — Class A	210	13,623
Zynga, Inc. — Class A(a)	1,080	6,610

		1,269,506

Interactive Media & Services — 8.7%
Alphabet, Inc. — Class A(a)	1,785	2,390,811
Alphabet, Inc. — Class C(a)	1,806	2,414,658
Facebook, Inc. — Class A(a)	14,031	2,879,863
IAC/InterActiveCorp(a)	250	62,277
Match Group, Inc.(a)	320	26,275
TripAdvisor, Inc.	550	16,709
Twitter, Inc.(a)	4,393	140,796

		7,931,389

Media — 0.2%
AMC Networks, Inc. — Class A(a)	200	7,900
Fox Corp. — Class A	150	5,560
Fox Corp. — Class B(a)	90	3,276
Interpublic Group of Cos., Inc. (The)	210	4,851
New York Times Co. (The) — Class A	130	4,182
Nexstar Media Group, Inc. — Class A	190	22,277
Omnicom Group, Inc.	626	50,719
Sinclair Broadcast Group, Inc. — Class A	290	9,669
ViacomCBS, Inc. — Class A	19	853
ViacomCBS, Inc. — Class B	1,760	73,867

		183,154

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(a)	910	71,362

Total Communication Services		10,478,438

Industrials — 8.9%

Aerospace & Defense — 2.8%
Boeing Co. (The)	3,093	1,007,576
General Dynamics Corp.	100	17,635
HEICO Corp.	233	26,597
HEICO Corp. — Class A	437	39,125
Hexcel Corp.	460	33,723
Huntington Ingalls Industries, Inc.	200	50,176
L3Harris Technologies, Inc.	660	130,594

Company	Shares	U.S. $ Value
Aerospace & Defense (Continued)
Lockheed Martin Corp.	1,480	$576,282
Northrop Grumman Corp.	940	323,332
Raytheon Co.	1,030	226,332
Spirit AeroSystems Holdings, Inc. — Class A	540	39,355
TransDigm Group, Inc.	240	134,400

		2,605,127

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	560	43,792
Expeditors International of Washington, Inc.	710	55,394
United Parcel Service, Inc. — Class B	4,090	478,776
XPO Logistics, Inc.(a)	310	24,707

		602,669

Airlines — 0.2%
Alaska Air Group, Inc.	310	21,003
American Airlines Group, Inc.	230	6,596
Delta Air Lines, Inc.	680	39,767
JetBlue Airways Corp.(a)	150	2,808
Southwest Airlines Co.	1,640	88,527
United Airlines Holdings, Inc.(a)	300	26,427

		185,128

Building Products — 0.2%
Allegion PLC	420	52,307
AO Smith Corp.	130	6,193
Armstrong World Industries, Inc.	280	26,312
Fortune Brands Home & Security, Inc.	260	16,988
Lennox International, Inc.	200	48,794

		150,594

Commercial Services & Supplies — 0.5%
Cintas Corp.	505	135,885
Copart, Inc.(a)	1,155	105,036
KAR Auction Services, Inc.	700	15,253
Republic Services, Inc. — Class A	70	6,274
Rollins, Inc.	780	25,865
Waste Management, Inc.	1,910	217,664

		505,977

Construction & Engineering — 0.0%
Quanta Services, Inc.	140	5,699

Electrical Equipment — 0.4%
Acuity Brands, Inc.	50	6,900
AMETEK, Inc.	1,010	100,737
BWX Technologies, Inc.	400	24,832
Emerson Electric Co.	300	22,878
Hubbell, Inc.	180	26,608
Rockwell Automation, Inc.	700	141,869
Sensata Technologies Holding PLC(a)	390	21,009

		344,833

Industrial Conglomerates — 0.9%
3M Co.	2,488	438,933
Carlisle Cos., Inc.	280	45,315
Honeywell International, Inc.	2,030	359,310
Roper Technologies, Inc.	90	31,881

		875,439

Machinery — 1.3%
Allison Transmission Holdings, Inc.	600	28,992

FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Machinery (Continued)
Caterpillar, Inc.	250	$36,920
Deere & Co.	200	34,652
Donaldson Co., Inc.	740	42,639
Dover Corp.	370	42,646
Flowserve Corp.	150	7,465
Fortive Corp.	340	25,973
Graco, Inc.	960	49,920
IDEX Corp.	230	39,560
Illinois Tool Works, Inc.	1,920	344,889
Ingersoll-Rand PLC	1,330	176,784
Lincoln Electric Holdings, Inc.	280	27,084
Middleby Corp. (The)(a)	280	30,666
Nordson Corp.	310	50,480
Toro Co. (The)	610	48,599
WABCO Holdings, Inc.(a)	250	33,875
Westinghouse Air Brake Technologies Corp.	290	22,562
Woodward, Inc.	270	31,979
Xylem, Inc./NY	1,010	79,578

		1,155,263

Professional Services — 0.5%
CoStar Group, Inc.(a)	220	131,626
Equifax, Inc.	600	84,072
Nielsen Holdings PLC	250	5,075
Robert Half International, Inc.	675	42,626
TransUnion	1,090	93,315
Verisk Analytics, Inc. — Class A	937	139,932

		496,646

Road & Rail — 1.1%
CSX Corp.	1,570	113,605
JB Hunt Transport Services, Inc.	110	12,846
Landstar System, Inc.	200	22,774
Lyft, Inc.(a)	20	860
Norfolk Southern Corp.	220	42,708
Old Dominion Freight Line, Inc.	160	30,365
Uber Technologies, Inc.(a)	100	2,974
Union Pacific Corp.	4,154	751,002

		977,134

Trading Companies & Distributors — 0.3%
Air Lease Corp.	35	1,663
Fastenal Co.	3,000	110,850
United Rentals, Inc.(a)	330	55,034
WW Grainger, Inc.	260	88,015

		255,562

Total Industrials		8,160,071

Consumer Staples — 4.5%

Beverages — 2.2%
Brown-Forman Corp. — Class A	230	14,437
Brown-Forman Corp. — Class B	937	63,341
Coca-Cola Co. (The)	15,310	847,409
Monster Beverage Corp.(a)	2,240	142,352
PepsiCo, Inc.	6,887	941,246

		2,008,785

Food & Staples Retailing — 1.1%
Casey’s General Stores, Inc.	50	7,949
Costco Wholesale Corp.	2,565	753,905

Company	Shares	U.S. $ Value
Food & Staples Retailing (Continued)
Grocery Outlet Holding Corp.(a)	18	$584
Sprouts Farmers Market, Inc.(a)	276	5,341
Sysco Corp.	2,760	236,090

		1,003,869

Food Products — 0.3%
Campbell Soup Co.	510	25,204
Hershey Co. (The)	740	108,765
Kellogg Co.	550	38,038
Lamb Weston Holdings, Inc.	220	18,927
McCormick & Co., Inc./MD	480	81,470
Pilgrim’s Pride Corp.(a)	100	3,272
Post Holdings, Inc.(a)	170	18,547
TreeHouse Foods, Inc.(a)	50	2,425

		296,648

Household Products — 0.3%
Church & Dwight Co., Inc.	1,440	101,290
Clorox Co. (The)	600	92,124
Procter & Gamble Co. (The)	840	104,916

		298,330

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The) — Class A	1,280	264,371
Herbalife Nutrition Ltd.(a)	90	4,290

		268,661

Tobacco — 0.3%
Altria Group, Inc.	5,350	267,019

Total Consumer Staples		4,143,312

Financials — 3.2%

Banks — 0.1%
CIT Group, Inc.	40	1,825
Comerica, Inc.	40	2,870
First Republic Bank/CA	130	15,268
Prosperity Bancshares, Inc.	10	719
Signature Bank/New York NY	160	21,858
SVB Financial Group(a)	20	5,021
Synovus Financial Corp.	50	1,960
Western Alliance Bancorp	60	3,420

		52,941

Capital Markets — 1.6%
Ameriprise Financial, Inc.	110	18,324
Cboe Global Markets, Inc.	150	18,000
Charles Schwab Corp. (The)	4,100	194,996
E*TRADE Financial Corp.	210	9,528
Evercore, Inc. — Class A	80	5,981
FactSet Research Systems, Inc.	220	59,026
Interactive Brokers Group, Inc. — Class A	100	4,662
Intercontinental Exchange, Inc.	1,260	116,613
Lazard Ltd. — Class A	210	8,392
LPL Financial Holdings, Inc.	469	43,265
MarketAxess Holdings, Inc.	220	83,404
Moody’s Corp.	980	232,662
MSCI, Inc. — Class A	500	129,090
Raymond James Financial, Inc.	120	10,735
S&P Global, Inc.	1,470	401,383
SEI Investments Co.	310	20,299
T. Rowe Price Group, Inc.	380	46,299

FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Capital Markets (Continued)
TD Ameritrade Holding Corp.	1,350	$67,095
Virtu Financial, Inc. — Class A	80	1,279

		1,471,033

Consumer Finance — 0.4%
American Express Co.	2,228	277,364
Credit Acceptance Corp.(a)	55	24,328
Discover Financial Services	610	51,740
Synchrony Financial	1,010	36,370

		389,802

Diversified Financial Services — 0.2%
IHS Markit Ltd.(a)	1,420	106,997
Morningstar, Inc.	115	17,401
Voya Financial, Inc.	50	3,049

		127,447

Insurance — 0.9%
Alleghany Corp.(a)	10	7,996
Aon PLC	1,390	289,523
Arch Capital Group Ltd.(a)	300	12,867
Arthur J Gallagher & Co.	180	17,141
Athene Holding Ltd. — Class A(a)	340	15,990
Axis Capital Holdings Ltd.	40	2,378
Brown & Brown, Inc.	80	3,158
Erie Indemnity Co. — Class A	90	14,940
Everest Re Group Ltd.	70	19,379
Kemper Corp.	50	3,875
Markel Corp.(a)	10	11,432
Marsh & McLennan Cos., Inc.	2,580	287,438
Primerica, Inc.	170	22,195
Progressive Corp. (The)	1,080	78,181
RenaissanceRe Holdings Ltd.	110	21,562
Travelers Cos., Inc. (The)	250	34,238

		842,293

Thrifts & Mortgage Finance — 0.0%
LendingTree, Inc.(a)	50	15,172

Total Financials		2,898,688

Real Estate — 2.3%

Equity Real Estate Investment Trusts (REITs) — 2.2%
American Homes 4 Rent — Class A	600	15,726
American Tower Corp.	2,600	597,532
Americold Realty Trust	1,120	39,267
Colony Capital, Inc.	149	708
CoreSite Realty Corp.	170	19,060
Crown Castle International Corp.	2,408	342,297
Equinix, Inc.	514	300,022
Equity LifeStyle Properties, Inc.	970	68,278
Extra Space Storage, Inc.	580	61,260
Iron Mountain, Inc.	180	5,737
Lamar Advertising Co. — Class A	495	44,184
Outfront Media, Inc.	80	2,146
Public Storage	660	140,553
SBA Communications Corp.	670	161,463
Simon Property Group, Inc.	1,569	233,718
Sun Communities, Inc.	130	19,513
UDR, Inc.	80	3,736

		2,055,200

Company	Shares	U.S. $ Value
Real Estate Management & Development — 0.1%
Brookfield Property REIT, Inc.	430	$7,932
CBRE Group, Inc. — Class A(a)	720	44,129
Howard Hughes Corp. (The)(a)	30	3,804
Jones Lang LaSalle, Inc.	36	6,267

		62,132

Total Real Estate		2,117,332

Materials — 1.3%

Chemicals — 0.8%
Air Products & Chemicals, Inc.	180	42,298
Axalta Coating Systems Ltd.(a)	357	10,853
CF Industries Holdings, Inc.	120	5,729
Ecolab, Inc.	1,456	280,993
Element Solutions, Inc.(a)	460	5,373
NewMarket Corp.	50	24,326
PPG Industries, Inc.	450	60,070
RPM International, Inc.	120	9,211
Scotts Miracle-Gro Co. (The) — Class A	230	24,421
Sherwin-Williams Co. (The)	490	285,935
WR Grace & Co.	330	23,051

		772,260

Construction Materials — 0.2%
Eagle Materials, Inc.	190	17,225
Martin Marietta Materials, Inc.	110	30,761
Vulcan Materials Co.	720	103,673

		151,659

Containers & Packaging — 0.3%
AptarGroup, Inc.	150	17,343
Avery Dennison Corp.	460	60,177
Ball Corp.	1,900	122,873
Berry Global Group, Inc.(a)	280	13,297
Crown Holdings, Inc.(a)	390	28,291
Sealed Air Corp.	50	1,991

		243,972

Metals & Mining — 0.0%
Royal Gold, Inc.	110	13,448
Southern Copper Corp.	348	14,783

		28,231

Total Materials		1,196,122

Energy — 0.3%

Oil, Gas & Consumable Fuels — 0.3%
Cabot Oil & Gas Corp.	1,470	25,593
Cheniere Energy, Inc.(a)	780	47,635
Diamondback Energy, Inc.	190	17,643
Equitrans Midstream Corp.	120	1,603
ONEOK, Inc.	761	57,585
Parsley Energy, Inc. — Class A	900	17,019
Pioneer Natural Resources Co.	420	63,575

Total Energy		230,653

Total Investments — 98.6%
(cost $45,915,265)		89,901,933
Other assets less liabilities — 1.4%		1,249,099

Net Assets — 100.0%		$91,151,032

FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2019

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 Index Mini	4	March 2020	$646,220	$13,132

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2019

% of Total Investments*	Country Diversification
99.9%	United States
0.1%	China
0.0%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time. “Other” country weightings represent 0.02% or less in the following countries: Bermuda and Peru.

FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $18,146,917)		$23,461,915
Cash		1,661,213
Receivable for investment securities sold		75,486
Fees receivable from Contractowners		6,699
Receivable from AXA Equitable’s General Account		2,688

Total assets		25,208,001

Liabilities:
Payable for investments securities purchased		37,153
Asset management fee payable		19,980
Accrued custody and bank fees		1,269
Accrued expenses		2,287

Total liabilities		60,689

Net Assets Attributable to Contractowners or in Accumulation		$25,147,312

	Units Outstanding	Unit Values
Institutional	101	10,832.74
RIA	10,364	95.25
MRP	1,193,430	19.33

The accompanying notes are an integral part of these financial statements.

FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

Investment Income (Note 2):
Dividends	$73,858
Other Income	1,047

Total investment income	74,905

Expenses (Note 6):
Investment management fees	(156,705)
Custody and bank fees	(1,195)

Total expenses	(157,900)

Net Investment Income (Loss)	(82,995)

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) from investments	3,523,056
Change in unrealized appreciation (depreciation) of investments	3,583,257

Net Realized and Unrealized Gain (Loss) on Investments	7,106,313

Net Increase (Decrease) in Net Assets Attributable to Operations	$7,023,318

The accompanying notes are an integral part of these financial statements.

FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(82,995)	$(53,488)
Net realized gain (loss) on investments	3,523,056	3,887,022
Net change in unrealized appreciation (depreciation) of investments	3,583,257	(2,837,451)

Net increase (decrease) in assets attributable to operations	7,023,318	996,083

From Contractowners Transactions:
Contributions	2,047,379	2,630,474
Withdrawals	(5,748,298)	(4,491,307)
Asset management fees (Note 6)	(88,566)	(85,080)
Administrative fees (Note 6)	(149,971)	(146,874)

Net increase (decrease) in net assets attributable to contractowners transactions	(3,939,456)	(2,092,787)

Increase (Decrease) in Net Assets	3,083,862	(1,096,704)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	22,063,450	23,160,154

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$25,147,312	$22,063,450

The accompanying notes are an integral part of these financial statements.

FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
COMMON STOCKS — 93.3%

Technology — 27.2%

Communications Technology — 0.1%
Zoom Video Communications, Inc. — Class A(a)	352	$23,950

Computer Services, Software & Systems — 10.3%
Aspen Technology, Inc.(a)	5,430	656,650
Cargurus, Inc.(a)	11,160	392,609
HubSpot, Inc.(a)	1,550	245,675
Paycom Software, Inc.(a)	1,490	394,492
Splunk, Inc.(a)	1,970	295,047
Tyler Technologies, Inc.(a)	2,050	615,041

		2,599,514

Electronic Entertainment — 7.1%
Dolby Laboratories, Inc. — Class A	11,200	770,560
Take-Two Interactive Software, Inc.(a)	8,240	1,008,823

		1,779,383

Production Technology Equipment — 4.7%
Cognex Corp.	7,360	412,455
IPG Photonics Corp.(a)	2,170	314,476
Novanta, Inc.(a)	5,080	449,275

		1,176,206

Semiconductors & Component — 2.8%
Advanced Micro Devices, Inc.(a)	3,400	155,924
Xilinx, Inc.	5,528	540,473

		696,397

Telecommunications Equipment — 2.2%
Arista Networks, Inc.(a)	2,780	565,452

Total Technology		6,840,902

Consumer Discretionary — 20.4%

Diversified Retail — 1.0%
Etsy, Inc.(a)	5,410	239,663

Education Services — 5.2%
Bright Horizons Family Solutions, Inc.(a)	4,780	718,386
Grand Canyon Education, Inc.(a)	6,220	595,814

		1,314,200

Leisure Time — 5.3%
Expedia Group, Inc.	6,595	713,184
Planet Fitness, Inc.(a)	8,420	628,806

		1,341,990

Specialty Retail — 8.9%
Burlington Stores, Inc.(a)	2,990	681,810
Five Below, Inc.(a)	4,470	571,534
National Vision Holdings, Inc.(a)	14,320	464,398
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,080	526,531

		2,244,273

Total Consumer Discretionary		5,140,126

Producer Durables — 16.5%

Back Office Support, HR & Consulting — 3.7%
Copart, Inc.(a)	5,230	475,616

Company	Shares	U.S. $ Value
Back Office Support, HR & Consulting (Continued)
CoStar Group, Inc.(a)	770	$460,691

		936,307

Scientific Instruments: Control & Filter — 8.4%
Allegion PLC	3,800	473,252
FLIR Systems, Inc.	3,860	200,990
IDEX Corp.	2,860	491,920
Rockwell Automation, Inc.	2,150	435,741
Roper Technologies, Inc.	1,450	513,633

		2,115,536

Scientific Instruments: Gauges & Meters — 3.6%
Keysight Technologies, Inc.(a)	4,360	447,467
Mettler-Toledo International, Inc.(a)	590	468,035

		915,502

Truckers — 0.8%
Saia, Inc.(a)	2,110	196,483

Total Producer Durables		4,163,828

Health Care — 14.7%

Biotechnology — 3.1%
Incyte Corp.(a)	4,440	387,701
Neurocrine Biosciences, Inc.(a)	3,620	389,114

		776,815

Health Care Management Services — 1.7%
Centene Corp.(a)	6,980	438,833

Medical & Dental Instruments & Supplies — 5.9%
ABIOMED, Inc.(a)	1,700	290,003
Edwards Lifesciences Corp.(a)	1,860	433,919
Insulet Corp.(a)	2,630	450,256
Penumbra, Inc.(a)	1,840	302,257

		1,476,435

Medical Equipment — 1.3%
IDEXX Laboratories, Inc.(a)	1,250	326,412

Pharmaceuticals — 2.7%
Zoetis, Inc.	5,160	682,926

Total Health Care		3,701,421

Financial Services — 6.2%

Financial Data & Systems — 5.0%
Euronet Worldwide, Inc.(a)	4,170	657,025
Fair Isaac Corp.(a)	1,620	606,982

		1,264,007

Securities Brokerage & Services — 1.2%
MarketAxess Holdings, Inc.	760	288,123

Total Financial Services		1,552,130

Consumer Staples — 5.2%

Beverage: Soft Drinks — 3.6%
Monster Beverage Corp.(a)	14,355	912,260

Foods — 1.6%
Grocery Outlet Holding Corp.(a)	11,870	385,182

Total Consumer Staples		1,297,442

FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Materials & Processing — 2.1%

Building Materials — 2.1%
Trex Co., Inc.(a)	5,810	$522,203

Utilities — 1.0%

Utilities: Telecommunications — 1.0%
Vonage Holdings Corp.(a)	32,910	243,863

Total Investments — 93.3% (cost $18,146,917)		23,461,915
Other assets less liabilities — 6.7%		1,685,397

Net Assets — 100.0%		$25,147,312

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.

FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2019

% of Total Investments*	Country Diversification
100.0%	United States

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time.

FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Assets:
Investments in shares of the Portfolios, at fair value	$419,058	$1,013,240	$445,280	$614,615	$304,691	$258,025
Receivable for shares of the Portfolios sold	657	—	14	27	17	—
Receivable for policy-related transactions	—	4,837	—	—	—	291

Total assets	419,715	1,018,077	445,294	614,642	304,708	258,316

Liabilities:
Payable for shares of the Portfolios purchased	—	4,837	—	—	—	291
Payable for policy-related transactions	657	—	14	27	17	—
Payable for direct operating expenses	22	100	44	52	17	24

Total liabilities	679	4,937	58	79	34	315

Net Assets	$419,036	$1,013,140	$445,236	$614,563	$304,674	$258,001

Net Assets:
Accumulation unit values	$419,036	$1,013,105	$445,227	$614,551	$304,674	$257,995
Retained by AXA Equitable in Separate Account No. 66	—	35	9	12	—	6

Total net assets	$419,036	$1,013,140	$445,236	$614,563	$304,674	$258,001

Investments in shares of the Portfolios, at cost	$411,524	$966,517	$406,144	$573,376	$292,644	$238,862

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS AND ACQUISITIONS*
Assets:
Investments in shares of the Portfolios, at fair value	$298,332	$57,130	$97,653	$87,417	$1,132,256	$80,927
Receivable for shares of the Portfolios sold	—	7	—	12	—	9
Receivable for policy-related transactions	62,848	—	29	—	148	—

Total assets	361,180	57,137	97,682	87,429	1,132,404	80,936

Liabilities:
Payable for shares of the Portfolios purchased	62,848	—	28	—	147	—
Payable for policy-related transactions	—	7	—	12	—	9
Payable for direct operating expenses	26	5	3	10	135	12

Total liabilities	62,874	12	31	22	282	21

Net Assets	$298,306	$57,125	$97,651	$87,407	$1,132,122	$80,915

Net Assets:
Accumulation unit values	$298,301	$57,125	$97,651	$87,399	$1,132,027	$80,899
Retained by AXA Equitable in Separate Account No. 66	5	—	—	8	95	16

Total net assets	$298,306	$57,125	$97,651	$87,407	$1,132,122	$80,915

Investments in shares of the Portfolios, at cost	$277,740	$52,892	$95,848	$88,012	$1,282,120	$84,041

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SOCIALLY RESPONSIBLE*	ALL ASSET GROWTH-ALT 20*	CHARTERSM MULTI-SECTOR BOND*	CHARTERSM SMALL CAP VALUE*	EQ/AB SMALL CAP GROWTH*
Assets:
Investments in shares of the Portfolios, at fair value	$3,477,554	$3,547,486	$249,953	$922,845	$974	$736,520
Receivable for shares of the Portfolios sold	12,371	—	—	1,930	—	—
Receivable for policy-related transactions	—	1,559	1,887	—	5	332

Total assets	3,489,925	3,549,045	251,840	924,775	979	736,852

Liabilities:
Payable for shares of the Portfolios purchased	—	1,556	1,887	—	—	333
Payable for policy-related transactions	12,353	—	—	1,932	—	—
Payable for direct operating expenses	477	453	45	146	—	84

Total liabilities	12,830	2,009	1,932	2,078	—	417

Net Assets	$3,477,095	$3,547,036	$249,908	$922,697	$979	$736,435

Net Assets:
Accumulation unit values	$3,476,242	$3,546,357	$249,872	$922,613	$979	$736,201
Retained by AXA Equitable in Separate Account No. 66	853	679	36	84	—	234

Total net assets	$3,477,095	$3,547,036	$249,908	$922,697	$979	$736,435

Investments in shares of the Portfolios, at cost	$3,315,244	$2,912,896	$242,608	$914,958	$928	$817,590

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/AGGRESSIVE ALLOCATION*	EQ/BLACKROCK BASIC VALUE EQUITY*	EQ/CAPITAL GUARDIAN RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*
Assets:
Investments in shares of the Portfolios, at fair value	$2,410,959	$6,558	$8,536,966	$555,133	$1,896,213	$1,163,144
Receivable for shares of the Portfolios sold	1,462	7	13,546	42	—	—
Receivable for policy-related transactions	—	—	—	—	1,061	3,216

Total assets	2,412,421	6,565	8,550,512	555,175	1,897,274	1,166,360

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	1,062	3,348
Payable for policy-related transactions	1,452	7	13,546	42	—	—
Payable for direct operating expenses	366	—	1,141	66	322	148

Total liabilities	1,818	7	14,687	108	1,384	3,496

Net Assets	$2,410,603	$6,558	$8,535,825	$555,067	$1,895,890	$1,162,864

Net Assets:
Accumulation unit values	$2,410,051	$6,551	$8,531,862	$554,912	$1,895,769	$1,162,693
Retained by AXA Equitable in Separate Account No. 66	552	7	3,963	155	121	171

Total net assets	$2,410,603	$6,558	$8,535,825	$555,067	$1,895,890	$1,162,864

Investments in shares of the Portfolios, at cost	$2,350,960	$6,157	$6,829,540	$495,456	$1,903,163	$1,161,629

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$28,074,968	$1,578,757	$3,884,284	$1,727,877	$8,696,546	$588
Receivable for shares of the Portfolios sold	—	—	—	—	—	—
Receivable for policy-related transactions	1,962	436	1,690	127	3,303	2

Total assets	28,076,930	1,579,193	3,885,974	1,728,004	8,699,849	590

Liabilities:
Payable for shares of the Portfolios purchased	2,440	432	1,695	127	3,227	—
Payable for policy-related transactions	—	—	—	—	—	—
Payable for direct operating expenses	3,467	234	539	203	1,099	—

Total liabilities	5,907	666	2,234	330	4,326	—

Net Assets	$28,071,023	$1,578,527	$3,883,740	$1,727,674	$8,695,523	$590

Net Assets:
Accumulation unit values	$28,060,062	$1,578,234	$3,883,570	$1,727,122	$8,694,278	$590
Retained by AXA Equitable in Separate Account No. 66	10,961	293	170	552	1,245	—

Total net assets	$28,071,023	$1,578,527	$3,883,740	$1,727,674	$8,695,523	$590

Investments in shares of the Portfolios, at cost	$19,173,937	$1,515,284	$3,852,886	$1,573,691	$7,960,528	$567

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*
Assets:
Investments in shares of the Portfolios, at fair value	$485,420	$60,618	$1,742,342	$4,197,470	$8,829,108	$711,702
Receivable for shares of the Portfolios sold	—	49	—	13,360	—	12,435
Receivable for policy-related transactions	220	—	478	—	688	—

Total assets	485,640	60,667	1,742,820	4,210,830	8,829,796	724,137

Liabilities:
Payable for shares of the Portfolios purchased	220	—	470	—	688	—
Payable for policy-related transactions	—	49	—	12,053	—	12,435
Payable for direct operating expenses	68	—	263	544	1,168	113

Total liabilities	288	49	733	12,597	1,856	12,548

Net Assets	$485,352	$60,618	$1,742,087	$4,198,233	$8,827,940	$711,589

Net Assets:
Accumulation unit values	$485,289	$60,531	$1,741,854	$4,191,444	$8,822,944	$711,515
Retained by AXA Equitable in Separate Account No. 66	63	87	233	6,789	4,996	74

Total net assets	$485,352	$60,618	$1,742,087	$4,198,233	$8,827,940	$711,589

Investments in shares of the Portfolios, at cost	$423,251	$59,224	$1,571,591	$3,547,421	$7,064,268	$655,163

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*
Assets:
Investments in shares of the Portfolios, at fair value	$999,207	$6,962,741	$29,417,876	$2,795,009	$9,366,984	$95,442
Receivable for shares of the Portfolios sold	—	—	—	63,171	—	—
Receivable for policy-related transactions	893	912	21,588	—	9,397	1,655

Total assets	1,000,100	6,963,653	29,439,464	2,858,180	9,376,381	97,097

Liabilities:
Payable for shares of the Portfolios purchased	897	914	21,558	—	10,250	1,655
Payable for policy-related transactions	—	—	—	63,170	—	—
Payable for direct operating expenses	137	912	3,983	366	1,245	6

Total liabilities	1,034	1,826	25,541	63,536	11,495	1,661

Net Assets	$999,066	$6,961,827	$29,413,923	$2,794,644	$9,364,886	$95,436

Net Assets:
Accumulation unit values	$997,278	$6,959,108	$29,410,532	$2,794,291	$9,364,886	$95,436
Retained by AXA Equitable in Separate Account No. 66	1,788	2,719	3,391	353	—	—

Total net assets	$999,066	$6,961,827	$29,413,923	$2,794,644	$9,364,886	$95,436

Investments in shares of the Portfolios, at cost	$1,014,369	$5,691,731	$29,529,620	$2,775,142	$9,367,163	$100,410

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/PIMCO ULTRA SHORT BOND*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Assets:
Investments in shares of the Portfolios, at fair value	$2,295,169	$58,785	$4,492,688	$1,273,940	$1,526,708	$6,935,479
Receivable for shares of the Portfolios sold	—	50	—	—	—	—
Receivable for policy-related transactions	2,504	—	2,887	4,330	150	782

Total assets	2,297,673	58,835	4,495,575	1,278,270	1,526,858	6,936,261

Liabilities:
Payable for shares of the Portfolios purchased	2,508	—	2,895	4,330	150	767
Payable for policy-related transactions	—	50	—	—	—	—
Payable for direct operating expenses	311	—	594	170	172	1,052

Total liabilities	2,819	50	3,489	4,500	322	1,819

Net Assets	$2,294,854	$58,785	$4,492,086	$1,273,770	$1,526,536	$6,934,442

Net Assets:
Accumulation unit values	$2,294,775	$58,734	$4,490,745	$1,272,921	$1,526,381	$6,930,786
Retained by AXA Equitable in Separate Account No. 66	79	51	1,341	849	155	3,656

Total net assets	$2,294,854	$58,785	$4,492,086	$1,273,770	$1,526,536	$6,934,442

Investments in shares of the Portfolios, at cost	$2,336,883	$59,434	$4,558,895	$1,177,741	$1,509,007	$6,104,847

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$1,037,416	$2,124,377	$1,489,529	$2,135,761	$167,377	$2,971,840
Receivable for shares of the Portfolios sold	32	84	111	190	40	—
Receivable for policy-related transactions	—	—	—	—	41	1,234

Total assets	1,037,448	2,124,461	1,489,640	2,135,951	167,458	2,973,074

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	—	1,234
Payable for policy-related transactions	32	80	111	174	—	—
Payable for direct operating expenses	120	386	279	300	128	157

Total liabilities	152	466	390	474	128	1,391

Net Assets	$1,037,296	$2,123,995	$1,489,250	$2,135,477	$167,330	$2,971,683

Net Assets:
Accumulation unit values	$1,037,143	$2,123,423	$1,488,973	$2,135,160	$167,330	$2,971,581
Retained by AXA Equitable in Separate Account No. 66	153	572	277	317	—	102

Total net assets	$1,037,296	$2,123,995	$1,489,250	$2,135,477	$167,330	$2,971,683

Investments in shares of the Portfolios, at cost	$1,050,643	$1,881,505	$1,261,512	$1,810,486	$139,702	$2,841,352

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$4,506,205
Receivable for shares of the Portfolios sold	332
Receivable for policy-related transactions	—

Total assets	4,506,537

Liabilities:
Payable for shares of the Portfolios purchased	—
Payable for policy-related transactions	332
Payable for direct operating expenses	245

Total liabilities	577

Net Assets	$4,505,960

Net Assets:
Accumulation unit values	$4,505,867
Retained by AXA Equitable in Separate Account No. 66	93

Total net assets	$4,505,960

Investments in shares of the Portfolios, at cost	$4,062,457

The accompanying notes are an integral part of these financial statements.

FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held
1290 RETIREMENT 2020	I	36,663
1290 RETIREMENT 2025	I	86,899
1290 RETIREMENT 2030	I	37,169
1290 RETIREMENT 2035	I	50,879
1290 RETIREMENT 2040	I	24,913
1290 RETIREMENT 2045	I	20,842
1290 RETIREMENT 2050	I	23,943
1290 RETIREMENT 2055	I	4,545
1290 RETIREMENT 2060	I	7,720

1290 VT DOUBLELINE DYNAMIC ALLOCATION	IB	7,359

1290 VT EQUITY INCOME	IB	252,531

1290 VT GAMCO MERGERS & ACQUISITIONS	IB	6,713

1290 VT GAMCO SMALL COMPANY VALUE	IB	58,055

1290 VT SOCIALLY RESPONSIBLE	IB	254,208

ALL ASSET GROWTH-ALT 20	IB	11,950

CHARTERSM MULTI-SECTOR BOND	A	12
CHARTERSM MULTI-SECTOR BOND	B	238,651

CHARTERSM SMALL CAP VALUE	B	54

EQ/AB SMALL CAP GROWTH	IA	3,604
EQ/AB SMALL CAP GROWTH	IB	40,580

EQ/AGGRESSIVE ALLOCATION	B	209,628

EQ/BLACKROCK BASIC VALUE EQUITY	IB	279

EQ/CAPITAL GUARDIAN RESEARCH	IB	325,632

EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	42,648

EQ/CONSERVATIVE ALLOCATION	B	201,443

EQ/CONSERVATIVE-PLUS ALLOCATION	B	119,412

EQ/EQUITY 500 INDEX	IA	17,025
EQ/EQUITY 500 INDEX	IB	536,124

EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	88,221

EQ/INTERMEDIATE GOVERNMENT BOND	IA	1
EQ/INTERMEDIATE GOVERNMENT BOND	IB	376,284

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	154,812

EQ/INTERNATIONAL EQUITY INDEX	IA	881,592

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	44

EQ/JANUS ENTERPRISE	IB	23,009

EQ/JPMORGAN VALUE OPPORTUNITIES	IB	3,237

EQ/LARGE CAP GROWTH INDEX	IB	108,069

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	120,109

EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	5,985
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	477,716

EQ/MFS INTERNATIONAL GROWTH	IB	86,342

The accompanying notes are an integral part of these financial statements.

FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Share Class**	Portfolio Shares Held
EQ/MID CAP INDEX	IB	69,356

EQ/MID CAP VALUE MANAGED VOLATILITY	IB	427,143

EQ/MODERATE ALLOCATION	B	2,110,137

EQ/MODERATE-PLUS ALLOCATION	B	252,016

EQ/MONEY MARKET	IA	548
EQ/MONEY MARKET	IB	9,366,383

EQ/PIMCO GLOBAL REAL RETURN	K	9,612

EQ/PIMCO ULTRA SHORT BOND	IB	232,705

EQ/QUALITY BOND PLUS	IA	6,777

EQ/SMALL COMPANY INDEX	IB	409,153

EQ/T. ROWE PRICE GROWTH STOCK	IB	23,546

MULTIMANAGER CORE BOND	IB	152,838

MULTIMANAGER TECHNOLOGY	IB	234,096

TARGET 2015 ALLOCATION	B	119,316
TARGET 2025 ALLOCATION	B	183,828
TARGET 2035 ALLOCATION	B	118,927
TARGET 2045 ALLOCATION	B	167,922
TARGET 2055 ALLOCATION	B	13,251

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	COMMON SHARES	243,394
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO .	COMMON SHARES	105,261

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
1290 RETIREMENT 2020	0.02%	I	$11.45	37
1290 RETIREMENT 2025	0.02%	I	$11.56	88
1290 RETIREMENT 2030	0.02%	I	$11.63	38
1290 RETIREMENT 2035	0.02%	I	$11.67	53
1290 RETIREMENT 2040	0.02%	I	$11.74	26
1290 RETIREMENT 2045	0.02%	I	$11.77	22
1290 RETIREMENT 2050	0.02%	I	$11.82	25
1290 RETIREMENT 2055	0.02%	I	$11.87	5
1290 RETIREMENT 2060	0.02%	I	$11.91	8

1290 VT DOUBLELINE DYNAMIC ALLOCATION	0.02%	IB	$14.78	6

1290 VT EQUITY INCOME	0.02%	IB	$20.14	56

1290 VT GAMCO MERGERS & ACQUISITIONS	0.02%	IB	$13.84	6

1290 VT GAMCO SMALL COMPANY VALUE	0.02%	IB	$34.68	100

1290 VT SOCIALLY RESPONSIBLE	0.02%	IB	$22.19	160

The accompanying notes are an integral part of these financial statements.

FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

ALL ASSET GROWTH-ALT 20	0.02%	IB	$15.74	16

CHARTERSM MULTI-SECTOR BOND	0.02%	B	$11.26	82

CHARTERSM SMALL CAP VALUE	0.00%	B	$381.42	—

EQ/AB SMALL CAP GROWTH	0.05%	IA	$579.80	—
EQ/AB SMALL CAP GROWTH	0.02%	IB	$22.64	30

EQ/AGGRESSIVE ALLOCATION	0.02%	B	$17.52	138

EQ/BLACKROCK BASIC VALUE EQUITY	0.00%	IB	$481.66	—

EQ/CAPITAL GUARDIAN RESEARCH	0.00%	IB	$415.32	—
EQ/CAPITAL GUARDIAN RESEARCH	0.02%	IB	$51.07	167

EQ/CLEARBRIDGE LARGE CAP GROWTH	0.00%	IB	$351.14	—
EQ/CLEARBRIDGE LARGE CAP GROWTH	0.02%	IB	$23.97	20

EQ/CONSERVATIVE ALLOCATION	0.02%	B	$14.06	135

EQ/CONSERVATIVE-PLUS ALLOCATION	0.02%	B	$15.22	76

EQ/EQUITY 500 INDEX	0.05%	IA	$1,020.82	1
EQ/EQUITY 500 INDEX	0.02%	IB	$25.41	1070

EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.00%	IB	$740.67	—
EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.02%	IB	$20.79	76

EQ/INTERMEDIATE GOVERNMENT BOND	0.02%	IB	$12.99	299

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.00%	IB	$185.69	—
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.02%	IB	$16.67	104

EQ/INTERNATIONAL EQUITY INDEX	0.02%	IA	$25.48	333
EQ/INTERNATIONAL EQUITY INDEX	0.05%	IA	$226.24	1

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	0.00%	IB	$197.73	—

EQ/JANUS ENTERPRISE	0.02%	IB	$21.56	23

EQ/JPMORGAN VALUE OPPORTUNITIES	0.00%	IB	$362.21	—

EQ/LARGE CAP GROWTH INDEX	0.02%	IB	$27.52	63

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.00%	IB	$430.24	—
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.02%	IB	$17.93	233

EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.00%	IA	$275.05	—
EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.02%	IB	$25.51	342

EQ/MFS INTERNATIONAL GROWTH	0.02%	IB	$17.46	41

EQ/MID CAP INDEX	0.00%	IB	$323.53	—
EQ/MID CAP INDEX	0.02%	IB	$22.06	45

EQ/MID CAP VALUE MANAGED VOLATILITY	0.00%	IB	$430.51	—
EQ/MID CAP VALUE MANAGED VOLATILITY	0.02%	IB	$33.89	202

EQ/MODERATE ALLOCATION	0.02%	B	$15.41	1909

EQ/MODERATE-PLUS ALLOCATION	0.02%	B	$16.57	169

EQ/MONEY MARKET	0.05%	IA	$180.15	—
EQ/MONEY MARKET	0.02%	IB	$10.30	909

EQ/PIMCO GLOBAL REAL RETURN	0.02%	K	$10.80	9

EQ/PIMCO ULTRA SHORT BOND	0.02%	IB	$12.65	181

The accompanying notes are an integral part of these financial statements.

FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

EQ/QUALITY BOND PLUS	0.05%	IA	$267.72	—

EQ/SMALL COMPANY INDEX	0.02%	IB	$36.39	123

EQ/T. ROWE PRICE GROWTH STOCK	0.02%	IB	$28.05	45

MULTIMANAGER CORE BOND	0.02%	IB	$11.48	133

MULTIMANAGER TECHNOLOGY	0.02%	IB	$54.57	127

TARGET 2015 ALLOCATION	0.02%	B	$14.92	70
TARGET 2025 ALLOCATION	0.02%	B	$16.41	129
TARGET 2035 ALLOCATION	0.02%	B	$17.24	86
TARGET 2045 ALLOCATION	0.02%	B	$17.65	121
TARGET 2055 ALLOCATION	0.02%	B	$14.21	12

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$11.10	268
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$12.48	361

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***	Variable Investment Options where units outstanding are less than 500 are denoted by a —.

FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$8,431	$19,356	$7,634	$10,711	$4,933	$4,409
Expenses:
Asset-based charges and direct operating expenses	39	148	71	84	30	37

Net Investment Income (Loss)	8,392	19,208	7,563	10,627	4,903	4,372

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(1,799)	1,849	773	151	4,912	91
Net realized gain distribution from the Portfolios	5,405	17,852	1,234	4,311	346	36

Net realized gain (loss)	3,606	19,701	2,007	4,462	5,258	127

Net change in unrealized appreciation (depreciation) of investments	12,212	78,303	50,431	58,402	17,151	29,757

Net Realized and Unrealized Gain (Loss) on Investments	15,818	98,004	52,438	62,864	22,409	29,884

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,210	$117,212	$60,001	$73,491	$27,312	$34,256

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS AND ACQUISITIONS*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$3,898	$982	$1,660	$1,687	$24,331	$3,313
Expenses:
Asset-based charges and direct operating expenses	36	7	2	17	193	17

Net Investment Income (Loss)	3,862	975	1,658	1,670	24,138	3,296

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(1)	59	57	3,880	(35,562)	(1,098)
Net realized gain distribution from the Portfolios	263	46	122	2,726	13,598	1,273

Net realized gain (loss)	262	105	179	6,606	(21,964)	175

Net change in unrealized appreciation (depreciation) of investments	30,890	6,024	2,115	4,289	198,074	2,810

Net Realized and Unrealized Gain (Loss) on Investments	31,152	6,129	2,294	10,895	176,110	2,985

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,014	$7,104	$3,952	$12,565	$200,248	$6,281

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SOCIALLY RESPONSIBLE*	ALL ASSET GROWTH-ALT 20*	CHARTERSM MULTI-SECTOR BOND*	CHARTERSM SMALL CAP VALUE*	EQ/AB SMALL CAP GROWTH*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$19,760	$29,996	$4,036	$19,001	$4	$1,170
Expenses:
Asset-based charges and direct operating expenses	654	639	79	193	—	150

Net Investment Income (Loss)	19,106	29,357	3,957	18,808	4	1,020

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	7,827	98,197	(1,487)	2,047	(2)	(43,726)
Net realized gain distribution from the Portfolios	87,239	54,198	15,305	—	25	68,872

Net realized gain (loss)	95,066	152,395	13,818	2,047	23	25,146

Net change in unrealized appreciation (depreciation) of investments	539,352	634,974	46,910	42,353	182	128,528

Net Realized and Unrealized Gain (Loss) on Investments	634,418	787,369	60,728	44,400	205	153,674

Net Increase (Decrease) in Net Assets Resulting from Operations	$653,524	$816,726	$64,685	$63,208	$209	$154,694

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/AGGRESSIVE ALLOCATION*	EQ/BLACKROCK BASIC VALUE EQUITY*	EQ/CAPITAL GUARDIAN RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE -PLUS ALLOCATION*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$35,093	$121	$44,949	$140	$30,935	$17,897
Expenses:
Asset-based charges and direct operating expenses	467	—	1,625	85	390	260

Net Investment Income (Loss)	34,626	121	43,324	55	30,545	17,637

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	49,908	12,509	495,767	6,900	(2,393)	(12,657)
Net realized gain distribution from the Portfolios	183,108	295	925,321	33,315	39,519	47,704

Net realized gain (loss)	233,016	12,804	1,421,088	40,215	37,126	35,047

Net change in unrealized appreciation (depreciation) of investments .	219,805	(1,371)	744,523	91,548	99,748	104,048

Net Realized and Unrealized Gain (Loss) on Investments	452,821	11,433	2,165,611	131,763	136,874	139,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$487,447	$11,554	$2,208,935	$131,818	$167,419	$156,732

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$411,775	$20,671	$61,218	$32,395	$229,491	$13
Expenses:
Asset-based charges and direct operating expenses	5,550	325	790	325	1,769	—

Net Investment Income (Loss)	406,225	20,346	60,428	32,070	227,722	13

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,226,694	34,515	(7,083)	13,052	232,051	4,306
Net realized gain distribution from the Portfolios	518,729	44,117	—	30,452	—	12

Net realized gain (loss)	1,745,423	78,632	(7,083)	43,504	232,051	4,318

Net change in unrealized appreciation (depreciation) of investments .	4,610,877	253,273	101,037	240,789	1,181,254	3,414

Net Realized and Unrealized Gain (Loss) on Investments	6,356,300	331,905	93,954	284,293	1,413,305	7,732

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,762,525	$352,251	$154,382	$316,363	$1,641,027	$7,745

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$78	$681	$10,040	$16,646	$161,001	$8,172
Expenses:
Asset-based charges and direct operating expenses	116	—	297	753	1,604	150

Net Investment Income (Loss)	(38)	681	9,743	15,893	159,397	8,022

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	65,813	9	15,715	67,858	319,839	(84,298)
Net realized gain distribution from the Portfolios	29,071	750	115,883	319,344	506,066	20,335

Net realized gain (loss)	94,884	759	131,598	387,202	825,905	(63,963)

Net change in unrealized appreciation (depreciation) of investments	142,222	1,398	284,974	648,127	858,700	263,647

Net Realized and Unrealized Gain (Loss) on Investments	237,106	2,157	416,572	1,035,329	1,684,605	199,684

Net Increase (Decrease) in Net Assets Resulting from Operations	$237,068	$2,838	$426,315	$1,051,222	$1,844,002	$207,706

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$10,552	$91,064	$461,358	$42,434	$146,565	$3,433
Expenses:
Asset-based charges and direct operating expenses	168	1,348	5,612	515	1,972	12

Net Investment Income (Loss)	10,384	89,716	455,746	41,919	144,593	3,421

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(4,527)	140,970	37,710	(26,402)	105	2,506
Net realized gain distribution from the Portfolios	38,185	375,754	1,335,898	166,490	450	26

Net realized gain (loss)	33,658	516,724	1,373,608	140,088	555	2,532

Net change in unrealized appreciation (depreciation) of investments	130,992	928,769	2,039,234	266,435	(437)	(4,539)

Net Realized and Unrealized Gain (Loss) on Investments	164,650	1,445,493	3,412,842	406,523	118	(2,007)

Net Increase (Decrease) in Net Assets Resulting from Operations	$175,034	$1,535,209	$3,868,588	$448,442	$144,711	$1,414

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/PIMCO ULTRA SHORT BOND*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$51,780	$918	$46,562	$—	$28,952	$9,697
Expenses:
Asset-based charges and direct operating expenses	468	8	871	235	276	1,322

Net Investment Income (Loss)	51,312	910	45,691	(235)	28,676	8,375

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(5,147)	2	(54,456)	7,789	(4,064)	283,248
Net realized gain distribution from the Portfolios	—	—	267,193	29,771	12,957	594,149

Net realized gain (loss)	(5,147)	2	212,737	37,560	8,893	877,397

Net change in unrealized appreciation (depreciation) of investments	11,161	(517)	684,401	286,768	55,075	1,173,075

Net Realized and Unrealized Gain (Loss) on Investments	6,014	(515)	897,138	324,328	63,968	2,050,472

Net Increase (Decrease) in Net Assets Resulting from Operations	$57,326	$395	$942,829	$324,093	$92,644	$2,058,847

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$17,390	$33,683	$22,043	$30,583	$2,234	$56,655
Expenses:
Asset-based charges and direct operating expenses	204	420	290	404	32	476

Net Investment Income (Loss)	17,186	33,263	21,753	30,179	2,202	56,179

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(566)	41,808	18,913	11,657	1,063	31,141
Net realized gain distribution from the Portfolios	43,400	76,644	37,450	58,778	—	—

Net realized gain (loss)	42,834	118,452	56,363	70,435	1,063	31,141

Net change in unrealized appreciation (depreciation) of investments	77,998	220,514	204,706	324,822	32,766	92,579

Net Realized and Unrealized Gain (Loss) on Investments	120,832	338,966	261,069	395,257	33,829	123,720

Net Increase (Decrease) in Net Assets Resulting from Operations	$138,018	$372,229	$282,822	$425,436	$36,031	$179,899

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2019

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$50,868
Expenses:
Asset-based charges and direct operating expenses	715

Net Investment Income (Loss)	50,153

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	25,988
Net realized gain distribution from the Portfolios	91,077

Net realized gain (loss)	117,065

Net change in unrealized appreciation (depreciation) of investments	733,794

Net Realized and Unrealized Gain (Loss) on Investments	850,859

Net Increase (Decrease) in Net Assets Resulting from Operations	$901,012

The accompanying notes are an integral part of these financial statements.

FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2020* (a)		1290 RETIREMENT 2025* (a)		1290 RETIREMENT 2030* (a)
	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$8,392	$1,052	$19,208	$7,319	$7,563	$2,899
Net realized gain (loss)	3,606	300	19,701	109	2,007	654
Net change in unrealized appreciation (depreciation) of investments	12,212	(4,678)	78,303	(31,580)	50,431	(11,295)

Net increase (decrease) in net assets resulting from operations	24,210	(3,326)	117,212	(24,152)	60,001	(7,742)

From Contractowners Transactions:
Payments received from contractowners	20,199	7,509	32,525	9,762	46,301	9,300
Transfers between Variable Investment Options including guaranteed interest account, net	342,378	70,447	401,391	589,194	172,406	168,115
Redemptions for contract benefits and terminations	(40,796)	(513)	(90,672)	(15,839)	—	—
Contract maintenance charges	(992)	(80)	(4,755)	(1,535)	(2,570)	(575)

Net increase (decrease) in net assets resulting from contractowners transactions	320,789	77,363	338,489	581,582	216,137	176,840

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	—	—	9	—	—

Net Increase (Decrease) in Net Assets	344,999	74,037	455,701	557,439	276,138	169,098
Net Assets — Beginning of Year or Period	74,037	—	557,439	—	169,098	—

Net Assets — End of Year or Period	$419,036	$74,037	$1,013,140	$557,439	$445,236	$169,098

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2035* (a)		1290 RETIREMENT 2040* (a)		1290 RETIREMENT 2045* (a)
	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$10,627	$3,611	$4,903	$1,081	$4,372	$2,016
Net realized gain (loss)	4,462	383	5,258	(64)	127	326
Net change in unrealized appreciation (depreciation) of investments	58,402	(17,163)	17,151	(5,104)	29,757	(10,594)

Net increase (decrease) in net assets resulting from operations	73,491	(13,169)	27,312	(4,087)	34,256	(8,252)

From Contractowners Transactions:
Payments received from contractowners	134,919	74,831	244,628	22,008	99,918	13,459
Transfers between Variable Investment Options including guaranteed interest account, net	155,070	198,819	27,712	70,293	7,033	115,317
Redemptions for contract benefits and terminations	(5,636)	(44)	(69,000)	(13,000)	(1,894)	—
Contract maintenance charges	(2,926)	(797)	(1,117)	(75)	(1,389)	(447)

Net increase (decrease) in net assets resulting from contractowners transactions	281,427	272,809	202,223	79,226	103,668	128,329

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	5	—	—	—	—

Net Increase (Decrease) in Net Assets	354,918	259,645	229,535	75,139	137,924	120,077
Net Assets — Beginning of Year or Period	259,645	—	75,139	—	120,077	—

Net Assets — End of Year or Period	$614,563	$259,645	$304,674	$75,139	$258,001	$120,077

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2050* (a)		1290 RETIREMENT 2055* (a)		1290 RETIREMENT 2060* (a)
	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$3,862	$2,376	$975	$350	$1,658	$65
Net realized gain (loss)	262	610	105	82	179	12
Net change in unrealized appreciation (depreciation) of investments	30,890	(10,298)	6,024	(1,786)	2,115	(310)

Net increase (decrease) in net assets resulting from operations	35,014	(7,312)	7,104	(1,354)	3,952	(233)

From Contractowners Transactions:
Payments received from contractowners	69,285	13,069	32,611	3,799	12,229	2,193
Transfers between Variable Investment Options including guaranteed interest account, net	67,925	122,518	2,214	15,709	80,331	1,702
Redemptions for contract benefits and terminations	—	—	(2,492)	—	(2,396)	—
Contract maintenance charges	(1,533)	(660)	(381)	(85)	(112)	(15)

Net increase (decrease) in net assets resulting from contractowners transactions	135,677	134,927	31,952	19,423	90,052	3,880

Net Increase (Decrease) in Net Assets	170,691	127,615	39,056	18,069	94,004	3,647

Net Assets — Beginning of Year or Period	127,615	—	18,069	—	3,647	—

Net Assets — End of Year or Period	$298,306	$127,615	$57,125	$18,069	$97,651	$3,647

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 VT DOUBLELINE DYNAMIC ALLOCATION*		1290 VT EQUITY INCOME*		1290 VT GAMCO MERGERS AND ACQUISITIONS*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$1,670	$1,124	$24,138	$17,928	$3,296	$926
Net realized gain (loss)	6,606	1,590	(21,964)	246,798	175	3,415
Net change in unrealized appreciation (depreciation) of investments	4,289	(5,400)	198,074	(363,514)	2,810	(7,834)

Net increase (decrease) in net assets resulting from operations	12,565	(2,686)	200,248	(98,788)	6,281	(3,493)

From Contractowners Transactions:
Payments received from contractowners	13,578	30,317	77,890	83,885	16,700	13,837
Transfers between Variable Investment Options including guaranteed interest account, net	(257)	2,858	77,317	285,716	(1,604)	(9,947)
Redemptions for contract benefits and terminations	(3,402)	(2,454)	(10,809)	(81,865)	(1,214)	(54,385)
Contract maintenance charges	(657)	(485)	(6,269)	(4,634)	(582)	(688)

Net increase (decrease) in net assets resulting from contractowners transactions	9,262	30,236	138,129	283,102	13,300	(51,183)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	—	—	11	—	—

Net Increase (Decrease) in Net Assets	21,827	27,550	338,377	184,325	19,581	(54,676)
Net Assets — Beginning of Year or Period	65,580	38,030	793,745	609,420	61,334	116,010

Net Assets — End of Year or Period	$87,407	$65,580	$1,132,122	$793,745	$80,915	$61,334

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 VT GAMCO SMALL COMPANY VALUE*		1290 VT SOCIALLY RESPONSIBLE*		ALL ASSET GROWTH-ALT 20*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$19,106	$18,115	$29,357	$27,869	$3,957	$7,247
Net realized gain (loss)	95,066	239,114	152,395	200,573	13,818	42,082
Net change in unrealized appreciation (depreciation) of investments	539,352	(783,240)	634,974	(344,943)	46,910	(81,022)

Net increase (decrease) in net assets resulting from operations	653,524	(526,011)	816,726	(116,501)	64,685	(31,693)

From Contractowners Transactions:
Payments received from contractowners	206,907	402,561	294,144	160,457	64,328	79,167
Transfers between Variable Investment Options including guaranteed interest account, net	19,641	(67,818)	(181,870)	(125,134)	(201,079)	(113,790)
Redemptions for contract benefits and terminations	(227,940)	(381,254)	(74,206)	(193,587)	(53,264)	(41,656)
Contract maintenance charges	(20,542)	(23,189)	(19,080)	(19,466)	(2,925)	(3,163)

Net increase (decrease) in net assets resulting from contractowners transactions	(21,934)	(69,700)	18,988	(177,730)	(192,940)	(79,442)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	50	—	45	—	8

Net Increase (Decrease) in Net Assets	631,590	(595,661)	835,714	(294,186)	(128,255)	(111,127)
Net Assets — Beginning of Year or Period	2,845,505	3,441,166	2,711,322	3,005,508	378,163	489,290

Net Assets — End of Year or Period	$3,477,095	$2,845,505	$3,547,036	$2,711,322	$249,908	$378,163

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	CHARTERSM MULTI-SECTOR BOND*		CHARTERSM SMALL CAP VALUE*		EQ/AB SMALL CAP GROWTH*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$18,808	$20,624	$4	$10	$1,020	$694
Net realized gain (loss)	2,047	(4,797)	23	3,822	25,146	151,994
Net change in unrealized appreciation (depreciation) of investments	42,353	(21,520)	182	(3,465)	128,528	(219,562)

Net increase (decrease) in net assets resulting from operations	63,208	(5,693)	209	367	154,694	(66,874)

From Contractowners Transactions:
Payments received from contractowners	71,930	78,224	846	437	67,790	63,851
Transfers between Variable Investment Options including guaranteed interest account, net	16,552	(88,372)	—	(14,191)	10,663	28,143
Redemptions for contract benefits and terminations	(143,498)	(58,640)	(774)	—	(43,911)	(47,952)
Contract maintenance charges	(5,789)	(5,793)	(1)	(126)	(4,512)	(4,440)

Net increase (decrease) in net assets resulting from contractowners transactions	(60,805)	(74,581)	71	(13,880)	30,030	39,602

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	12	—	6	—	6

Net Increase (Decrease) in Net Assets	2,403	(80,262)	280	(13,507)	184,724	(27,266)
Net Assets — Beginning of Year or Period	920,294	1,000,556	699	14,206	551,711	578,977

Net Assets — End of Year or Period	$922,697	$920,294	$979	$699	$736,435	$551,711

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/AGGRESSIVE ALLOCATION*		EQ/BLACKROCK BASIC VALUE EQUITY*		EQ/CAPITAL GUARDIAN RESEARCH*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$34,626	$34,404	$121	$1,220	$43,324	$43,919
Net realized gain (loss)	233,016	212,245	12,804	15,036	1,421,088	1,738,846
Net change in unrealized appreciation (depreciation) of investments	219,805	(412,606)	(1,371)	(21,417)	744,523	(2,108,085)

Net increase (decrease) in net assets resulting from operations	487,447	(165,957)	11,554	(5,161)	2,208,935	(325,320)

From Contractowners Transactions:
Payments received from contractowners	333,548	279,756	3,131	3,554	364,736	357,078
Transfers between Variable Investment Options including guaranteed interest account, net	(187,099)	(79,721)	(57,585)	(22,613)	(245,513)	42,572
Redemptions for contract benefits and terminations	(208,471)	(1,024,781)	(17,186)	—	(697,242)	(1,258,215)
Contract maintenance charges	(15,965)	(16,345)	(594)	(941)	(49,269)	(50,191)

Net increase (decrease) in net assets resulting from contractowners transactions	(77,987)	(841,091)	(72,234)	(20,000)	(627,288)	(908,756)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	33	—	—	—	123

Net Increase (Decrease) in Net Assets	409,460	(1,007,015)	(60,680)	(25,161)	1,581,647	(1,233,953)
Net Assets — Beginning of Year or Period	2,001,143	3,008,158	67,238	92,399	6,954,178	8,188,131

Net Assets — End of Year or Period	$2,410,603	$2,001,143	$6,558	$67,238	$8,535,825	$6,954,178

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/CLEARBRIDGE LARGE CAP GROWTH*		EQ/CONSERVATIVE ALLOCATION*		EQ/CONSERVATIVE-PLUS ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$55	$679	$30,545	$28,018	$17,637	$17,906
Net realized gain (loss)	40,215	78,368	37,126	30,039	35,047	41,699
Net change in unrealized appreciation (depreciation) of investments	91,548	(70,987)	99,748	(87,356)	104,048	(105,361)

Net increase (decrease) in net assets resulting from operations	131,818	8,060	167,419	(29,299)	156,732	(45,756)

From Contractowners Transactions:
Payments received from contractowners	69,974	87,040	97,464	116,348	83,836	106,427
Transfers between Variable Investment Options including guaranteed interest account, net	12,579	(142,518)	(25,677)	(220,373)	46,417	195,450
Redemptions for contract benefits and terminations	(53,191)	(37,465)	(156,679)	(174,532)	(280,317)	(30,717)
Contract maintenance charges	(3,744)	(3,927)	(12,532)	(13,618)	(8,679)	(7,234)

Net increase (decrease) in net assets resulting from contractowners transactions	25,618	(96,870)	(97,424)	(292,175)	(158,743)	263,926

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	4	—	28	(131)	48

Net Increase (Decrease) in Net Assets	157,436	(88,806)	69,995	(321,446)	(2,142)	218,218
Net Assets — Beginning of Year or Period	397,631	486,437	1,825,895	2,147,341	1,165,006	946,788

Net Assets — End of Year or Period	$555,067	$397,631	$1,895,890	$1,825,895	$1,162,864	$1,165,006

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/EQUITY 500 INDEX*		EQ/GLOBAL EQUITY MANAGED VOLATILITY*		EQ/INTERMEDIATE GOVERNMENT BOND*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$406,225	$354,673	$20,346	$17,405	$60,428	$55,452
Net realized gain (loss)	1,745,423	2,422,101	78,632	274,585	(7,083)	(27,914)
Net change in unrealized appreciation (depreciation) of investments	4,610,877	(3,877,097)	253,273	(503,906)	101,037	8,133

Net increase (decrease) in net assets resulting from operations	6,762,525	(1,100,323)	352,251	(211,916)	154,382	35,671

From Contractowners Transactions:
Payments received from contractowners	1,235,788	1,702,738	119,440	151,130	197,449	253,203
Transfers between Variable Investment Options including guaranteed interest account, net	41,030	(803,740)	(95,413)	(70,625)	168,975	343,768
Redemptions for contract benefits and terminations	(2,321,007)	(2,835,647)	(237,799)	(324,282)	(947,255)	(352,094)
Contract maintenance charges	(154,188)	(157,836)	(10,751)	(12,078)	(24,803)	(25,387)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,198,377)	(2,094,485)	(224,523)	(255,855)	(605,634)	219,490

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	(491)	372	—	26	—	68

Net Increase (Decrease) in Net Assets	5,563,657	(3,194,436)	127,728	(467,745)	(451,252)	255,229
Net Assets — Beginning of Year or Period	22,507,366	25,701,802	1,450,799	1,918,544	4,334,992	4,079,763

Net Assets — End of Year or Period	$28,071,023	$22,507,366	$1,578,527	$1,450,799	$3,883,740	$4,334,992

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*		EQ/INTERNATIONAL EQUITY INDEX*		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$32,070	$27,686	$227,722	$212,911	$13	$975
Net realized gain (loss)	43,504	61,572	232,051	195,661	4,318	1,225
Net change in unrealized appreciation (depreciation) of investments	240,789	(337,939)	1,181,254	(1,823,431)	3,414	(12,795)

Net increase (decrease) in net assets resulting from operations	316,363	(248,681)	1,641,027	(1,414,859)	7,745	(10,595)

From Contractowners Transactions:
Payments received from contractowners	116,928	119,445	516,030	618,163	2,252	2,712
Transfers between Variable Investment Options including guaranteed interest account, net	(17,924)	(123,428)	(16,814)	135,743	(44,390)	(10,260)
Redemptions for contract benefits and terminations	(88,001)	(210,684)	(1,109,267)	(1,474,749)	(12,803)	—
Contract maintenance charges	(10,284)	(11,382)	(51,231)	(59,381)	(399)	(645)

Net increase (decrease) in net assets resulting from contractowners transactions	719	(226,049)	(661,282)	(780,224)	(55,340)	(8,193)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	22	—	126	—	—

Net Increase (Decrease) in Net Assets	317,082	(474,708)	979,745	(2,194,957)	(47,595)	(18,788)
Net Assets — Beginning of Year or Period	1,410,592	1,885,300	7,715,778	9,910,735	48,185	66,973

Net Assets — End of Year or Period	$1,727,674	$1,410,592	$8,695,523	$7,715,778	$590	$48,185

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/JANUS ENTERPRISE*		EQ/JPMORGAN VALUE OPPORTUNITIES*(a)		EQ/LARGE CAP GROWTH INDEX*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$(38)	$(95)	$681	$1	$9,743	$8,538
Net realized gain (loss)	94,884	62,730	759	7	131,598	244,515
Net change in unrealized appreciation (depreciation) of investments	142,222	(103,397)	1,398	(20)	284,974	(265,352)

Net increase (decrease) in net assets resulting from operations	237,068	(40,762)	2,838	(12)	426,315	(12,299)

From Contractowners Transactions:
Payments received from contractowners	59,559	99,357	175	—	157,946	249,232
Transfers between Variable Investment Options including guaranteed interest account, net	(26,501)	647,330	57,585	—	(2,569)	41,956
Redemptions for contract benefits and terminations	(721,050)	(44,932)	—	—	(27,659)	(677,032)
Contract maintenance charges	(3,554)	(3,112)	(48)	—	(9,611)	(10,498)

Net increase (decrease) in net assets resulting from contractowners transactions	(691,546)	698,643	57,712	—	118,107	(396,342)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	18	—	(1)	—	24

Net Increase (Decrease) in Net Assets	(454,478)	657,899	60,550	(13)	544,422	(408,617)
Net Assets — Beginning of Year or Period	939,830	281,931	68	81	1,197,665	1,606,282

Net Assets — End of Year or Period	$485,352	$939,830	$60,618	$68	$1,742,087	$1,197,665

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*		EQ/LARGE CAP VALUE MANAGED VOLATILITY*(a)		EQ/MFS INTERNATIONAL GROWTH*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$15,893	$16,112	$159,397	$215,237	$8,022	$9,880
Net realized gain (loss)	387,202	851,572	825,905	1,210,240	(63,963)	105,411
Net change in unrealized appreciation (depreciation) of investments	648,127	(935,635)	858,700	(2,270,626)	263,647	(212,065)

Net increase (decrease) in net assets resulting from operations	1,051,222	(67,951)	1,844,002	(845,149)	207,706	(96,774)

From Contractowners Transactions:
Payments received from contractowners	207,966	190,609	313,998	458,678	91,127	119,542
Transfers between Variable Investment Options including guaranteed interest account, net	116,792	(428,581)	(86,123)	(621,698)	10,439	329,903
Redemptions for contract benefits and terminations	(227,477)	(780,124)	(848,324)	(1,018,854)	(604,392)	(116,128)
Contract maintenance charges	(23,647)	(25,646)	(47,947)	(53,297)	(4,665)	(5,647)

Net increase (decrease) in net assets resulting from contractowners transactions	73,634	(1,043,742)	(668,396)	(1,235,171)	(507,491)	327,670

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	58	—	122	—	16

Net Increase (Decrease) in Net Assets	1,124,856	(1,111,635)	1,175,606	(2,080,198)	(299,785)	230,912
Net Assets — Beginning of Year or Period	3,073,377	4,185,012	7,652,334	9,732,532	1,011,374	780,462

Net Assets — End of Year or Period	$4,198,233	$3,073,377	$8,827,940	$7,652,334	$711,589	$1,011,374

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/MID CAP INDEX*		EQ/MID CAP VALUE MANAGED VOLATILITY*		EQ/MODERATE ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$10,384	$7,898	$89,716	$84,137	$455,746	$402,990
Net realized gain (loss)	33,658	73,025	516,724	957,777	1,373,608	1,178,578
Net change in unrealized appreciation (depreciation) of investments	130,992	(166,858)	928,769	(1,964,810)	2,039,234	(2,801,165)

Net increase (decrease) in net assets resulting from operations	175,034	(85,935)	1,535,209	(922,896)	3,868,588	(1,219,597)

From Contractowners Transactions:
Payments received from contractowners	124,239	171,451	253,731	254,197	4,347,080	3,701,295
Transfers between Variable Investment Options including guaranteed interest account, net	74,202	(179,053)	(30,054)	(400,460)	12,036	(262,231)
Redemptions for contract benefits and terminations	(10,676)	(120,255)	(649,756)	(959,922)	(2,901,439)	(2,197,177)
Contract maintenance charges	(5,347)	(5,824)	(39,349)	(43,866)	(195,487)	(179,921)

Net increase (decrease) in net assets resulting from contractowners transactions	182,418	(133,681)	(465,428)	(1,150,051)	1,262,190	1,061,966

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	13	—	104	—	394

Net Increase (Decrease) in Net Assets	357,452	(219,603)	1,069,781	(2,072,843)	5,130,778	(157,237)
Net Assets — Beginning of Year or Period	641,614	861,217	5,892,046	7,964,889	24,283,145	24,440,382

Net Assets — End of Year or Period	$999,066	$641,614	$6,961,827	$5,892,046	$29,413,923	$24,283,145

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/MODERATE-PLUS ALLOCATION*		EQ/MONEY MARKET*		EQ/PIMCO GLOBAL REAL RETURN*(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$41,919	$37,601	$144,593	$125,118	$3,421	$500
Net realized gain (loss)	140,088	116,141	555	183	2,532	—
Net change in unrealized appreciation (depreciation) of investments	266,435	(315,247)	(437)	301	(4,539)	(429)

Net increase (decrease) in net assets resulting from operations	448,442	(161,505)	144,711	125,602	1,414	71

From Contractowners Transactions:
Payments received from contractowners	455,407	405,706	685,167	797,458	11,123	1,460
Transfers between Variable Investment Options including guaranteed interest account, net	(110,218)	22,451	(110,273)	622,856	57,481	24,581
Redemptions for contract benefits and terminations	(168,148)	(209,381)	(1,128,603)	(2,309,323)	(296)	—
Contract maintenance charges	(18,338)	(16,892)	(62,490)	(66,614)	(379)	(19)

Net increase (decrease) in net assets resulting from contractowners transactions	158,703	201,884	(616,199)	(955,623)	67,929	26,022

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	37	384	791	—	—

Net Increase (Decrease) in Net Assets	607,145	40,416	(471,104)	(829,230)	69,343	26,093
Net Assets — Beginning of Year or Period	2,187,499	2,147,083	9,835,990	10,665,220	26,093	—

Net Assets — End of Year or Period	$2,794,644	$2,187,499	$9,364,886	$9,835,990	$95,436	$26,093

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/PIMCO ULTRA SHORT BOND*		EQ/QUALITY BOND PLUS*		EQ/SMALL COMPANY INDEX*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$51,312	$43,540	$910	$116	$45,691	$42,795
Net realized gain (loss)	(5,147)	36,622	2	(2)	212,737	395,494
Net change in unrealized appreciation (depreciation) of investments	11,161	(57,857)	(517)	(111)	684,401	(909,264)

Net increase (decrease) in net assets resulting from operations	57,326	22,305	395	3	942,829	(470,975)

From Contractowners Transactions:
Payments received from contractowners	139,197	144,019	175	—	237,741	330,001
Transfers between Variable Investment Options including guaranteed interest account, net	15,250	(81,242)	51,371	—	(296,816)	(341,421)
Redemptions for contract benefits and terminations	(131,955)	(220,069)	—	—	(216,037)	(507,933)
Contract maintenance charges	(12,610)	(13,679)	(130)	(90)	(27,097)	(31,032)

Net increase (decrease) in net assets resulting from contractowners transactions	9,882	(170,971)	51,416	(90)	(302,209)	(550,385)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	41	—	—	—	69

Net Increase (Decrease) in Net Assets	67,208	(148,625)	51,811	(87)	640,620	(1,021,291)
Net Assets — Beginning of Year or Period	2,227,646	2,376,271	6,974	7,061	3,851,466	4,872,757

Net Assets — End of Year or Period	$2,294,854	$2,227,646	$58,785	$6,974	$4,492,086	$3,851,466

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/T. ROWE PRICE GROWTH STOCK*		MULTIMANAGER CORE BOND*		MULTIMANAGER TECHNOLOGY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$(235)	$(205)	$28,676	$29,135	$8,375	$8,558
Net realized gain (loss)	37,560	133,782	8,893	(3,822)	877,397	1,495,237
Net change in unrealized appreciation (depreciation) of investments	286,768	(178,632)	55,075	(28,560)	1,173,075	(1,269,124)

Net increase (decrease) in net assets resulting from operations	324,093	(45,055)	92,644	(3,247)	2,058,847	234,671

From Contractowners Transactions:
Payments received from contractowners	147,339	136,653	127,771	154,407	298,607	312,215
Transfers between Variable Investment Options including guaranteed interest account, net	(14,667)	247,320	249,012	(23,989)	(152,296)	(757,730)
Redemptions for contract benefits and terminations	(301,273)	(85,383)	(69,866)	(17,162)	(1,030,259)	(845,616)
Contract maintenance charges	(7,855)	(7,140)	(8,275)	(6,789)	(37,845)	(41,439)

Net increase (decrease) in net assets resulting from contractowners transactions	(176,456)	291,450	298,642	106,467	(921,793)	(1,332,570)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	20	185	18	—	100

Net Increase (Decrease) in Net Assets	147,637	246,415	391,471	103,238	1,137,054	(1,097,799)
Net Assets — Beginning of Year or Period	1,126,133	879,718	1,135,065	1,031,827	5,797,388	6,895,187

Net Assets — End of Year or Period	$1,273,770	$1,126,133	$1,526,536	$1,135,065	$6,934,442	$5,797,388

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	TARGET 2015 ALLOCATION*		TARGET 2025 ALLOCATION*		TARGET 2035 ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$17,186	$16,834	$33,263	$37,179	$21,753	$21,984
Net realized gain (loss)	42,834	72,434	118,452	161,887	56,363	123,264
Net change in unrealized appreciation (depreciation) of investments	77,998	(126,919)	220,514	(329,784)	204,706	(243,644)

Net increase (decrease) in net assets resulting from operations	138,018	(37,651)	372,229	(130,718)	282,822	(98,396)

From Contractowners Transactions:
Payments received from contractowners	—	30,728	—	209,421	71	204,549
Transfers between Variable Investment Options including guaranteed interest account, net	—	(287,102)	—	(1,106,992)	(2,556)	(796,897)
Redemptions for contract benefits and terminations	(25,092)	(211,247)	(371,776)	(396,843)	(118,456)	(226,985)
Contract maintenance charges	(6,178)	(8,334)	(14,198)	(20,264)	(10,418)	(13,865)

Net increase (decrease) in net assets resulting from contractowners transactions	(31,270)	(475,955)	(385,974)	(1,314,678)	(131,359)	(833,198)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	—	—	36	—	24

Net Increase (Decrease) in Net Assets	106,748	(513,606)	(13,745)	(1,445,360)	151,463	(931,570)
Net Assets — Beginning of Year or Period	930,548	1,444,154	2,137,740	3,583,100	1,337,787	2,269,357

Net Assets — End of Year or Period	$1,037,296	$930,548	$2,123,995	$2,137,740	$1,489,250	$1,337,787

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	TARGET 2045 ALLOCATION*		TARGET 2055 ALLOCATION*		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$30,179	$28,616	$2,202	$2,155	$56,179	$(179)
Net realized gain (loss)	70,435	71,648	1,063	17,820	31,141	538
Net change in unrealized appreciation (depreciation) of investments	324,822	(259,006)	32,766	(32,877)	92,579	37,909

Net increase (decrease) in net assets resulting from operations	425,436	(158,742)	36,031	(12,902)	179,899	38,268

From Contractowners Transactions:
Payments received from contractowners	(136)	160,628	—	47,653	88,591	19,987
Transfers between Variable Investment Options including guaranteed interest account, net	(30,665)	269,890	—	(90,867)	1,246,068	1,980,235
Redemptions for contract benefits and terminations	(40,336)	(315,574)	(3,585)	(31,563)	(555,271)	(8,144)
Contract maintenance charges	(13,831)	(14,737)	(1,310)	(1,724)	(13,200)	(4,782)

Net increase (decrease) in net assets resulting from contractowners transactions	(84,968)	100,207	(4,895)	(76,501)	766,188	1,987,296

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	30	(11)	5	—	32

Net Increase (Decrease) in Net Assets	340,468	(58,505)	31,125	(89,398)	946,087	2,025,596
Net Assets — Beginning of Year or Period	1,795,009	1,853,514	136,205	225,603	2,025,596	—

Net Assets — End of Year or Period	$2,135,477	$1,795,009	$167,330	$136,205	$2,971,683	$2,025,596

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(a)
	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$50,153	$(295)
Net realized gain (loss)	117,065	15,835
Net change in unrealized appreciation (depreciation) of investments	733,794	(290,046)

Net increase (decrease) in net assets resulting from operations	901,012	(274,506)

From Contractowners Transactions:
Payments received from contractowners	300,673	192,915
Transfers between Variable Investment Options including guaranteed interest account, net	948,015	2,745,225
Redemptions for contract benefits and terminations	(269,530)	(9,062)
Contract maintenance charges	(20,531)	(8,298)

Net increase (decrease) in net assets resulting from contractowners transactions	958,627	2,920,780

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	(15)	62

Net Increase (Decrease) in Net Assets	1,859,624	2,646,336
Net Assets — Beginning of Year or Period	2,646,336	—

Net Assets — End of Year or Period	$4,505,960	$2,646,336

The accompanying notes are an integral part of these financial statements.

(a)	Units were made available on May 15, 2018.

FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements

December 31, 2019

1.	Organization

Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the “Funds” or “Accounts”) of AXA Equitable Life Insurance Company (“AXA Equitable”), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus (“EPP”), Members Retirement Program (“MRP”), and Retirement Investment Account (“RIA”) (collectively, “the Plans”). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 56 Variable Investment Options. The Account invests in shares of mutual funds of 1290 Funds, AXA Premier VIP Trust (“VIP”), EQ Advisors Trust (“EQAT”), and Vanguard Funds (collectively “the Trusts”). The Trusts are open-end investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, “the Trusts” refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2019, a Statement of Operations for the year ended December 31, 2019, a Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, and a Portfolio of Investments as of December 31, 2019. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

RIA	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund

MRP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Growth Equity Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund

EPP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund

Institutional	Pooled Separate Account Funds**
Separate Account No. 10	Balanced Account
Separate Account No. 4	Growth Stock Account
Separate Account No. 3	Mid Cap Growth Stock Account

FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

1.	Organization (Continued)

Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2019, a Statement of Operations for the year ended December 31, 2019, and a Statement of Changes in Net Assets for the years or periods ended December 31, 2019 and 2018, except as otherwise indicated below:

Separate Account No. 66:

RIA	AXA Premier VIP Trust*
CharterSM Multi-Sector Bond
CharterSM Small Cap Value
EQ Advisors Trust*
	1290 VT Socially Responsible	EQ/Large Cap Growth Index
	EQ/AB Small Cap Growth(1)	EQ/Large Cap Growth Managed Volatility(7)
	EQ/BlackRock Basic Value Equity	EQ/Large Cap Value Managed Volatility(8)
	EQ/Capital Guardian Research	EQ/Mid Cap Index
	EQ/ClearBridge Large Cap Growth(2)	EQ/Mid Cap Value Managed Volatility(9)
	EQ/Equity 500 Index	EQ/Money Market EQ/Global
	Equity Managed Volatility(3)	EQ/Quality Bond PLUS
	EQ/Intermediate Government Bond	EQ/T. Rowe Price Growth Stock
	EQ/International Core Managed Volatility(4)	Multimanager Technology
EQ/International Equity Index
EQ/International Value Managed Volatility(5)
EQ/JPMorgan Value Opportunities
EQ/Large Cap Core Managed Volatility(6)(16)
MRP	1290 Funds
	1290 Retirement 2020	1290 VT Socially Responsible
	1290 Retirement 2025	All Asset Growth - Alt 20
	1290 Retirement 2030	EQ/AB Small Cap Growth(1)
	1290 Retirement 2035	EQ/Capital Guardian Research
	1290 Retirement 2040	EQ/ClearBridge Large Cap Growth(2)
	1290 Retirement 2045	EQ/Equity 500 Index
	1290 Retirement 2050	EQ/Global Equity Managed Volatility(3)
	1290 Retirement 2055	EQ/Intermediate Government Bond
	1290 Retirement 2060	EQ/International Core Managed Volatility(4)
EQ/International Equity Index
EQ/Janus Enterprise(15)
	AXA Premier VIP Trust*	EQ/Large Cap Growth Index
	CharterSM Multi-Sector Bond	EQ/Large Cap Growth Managed Volatility(7)
	EQ/Aggressive Allocation(10)	EQ/Large Cap Value Managed Volatility(8)
	EQ/Conservative Allocation(11)	EQ/MFS International Growth
	EQ/Conservative-Plus Allocation(12)	EQ/Mid Cap Index
	EQ/Moderate Allocation(13)	EQ/Mid Cap Value Managed Volatility(9)
	EQ/Moderate-Plus Allocation(14)	EQ/Money Market
	Target 2015 Allocation	EQ/PIMCO Global Real Return
	Target 2025 Allocation	EQ/PIMCO Ultra Short Bond
	Target 2035 Allocation	EQ/Small Company Index
	Target 2045 Allocation	EQ/T. Rowe Price Growth Stock
	Target 2055 Allocation	Multimanager Core Bond
Multimanager Technology
	EQ Advisors Trust*	Vanguard
	1290 VT DoubleLine Dynamic Allocation	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
1290 VT Equity Income
	1290 VT GAMCO Mergers and Acquisitions	Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
1290 VT GAMCO Small Company Value

*	An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
**	As defined in the respective Prospectus of the Plans.

(1)	Formerly known as AXA/AB Small Cap Growth.
(2)	Formerly known as AXA/ClearBridge Large Cap Growth.
(3)	Formerly known as AXA Global Equity Managed Volatility.
(4)	Formerly known as AXA International Core Managed Volatility.
(5)	Formerly known as AXA International Value Managed Volatility.
(6)	Formerly known as AXA Large Cap Core Managed Volatility.
(7)	Formerly known as AXA Large Cap Growth Managed Volatility.
(8)	Formerly known as AXA Large Cap Value Managed Volatility.

FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

1.	Organization (Concluded)

(9)	Formerly known as AXA Mid Cap Value Managed Volatility.
(10)	Formerly known as AXA Aggressive Allocation.
(11)	Formerly known as AXA Conservative Allocation.
(12)	Formerly known as AXA Conservative-Plus Allocation.
(13)	Formerly known as AXA Moderate Allocation.
(14)	Formerly known as AXA Moderate-Plus Allocation.
(15)	Formerly known as AXA/Janus Enterprise.
(16)	The account had no units at December 31, 2019 and 2018, thus the fund is excluded from all other sections of the financial statements.

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable’s other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts’ assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract (“Contracts”) in connection with retirement savings on a tax-deferred basis.

The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account (“General Account”). AXA Equitable’s General Account is subject to creditor rights.

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

On April 15, 2019, the contracts of Separate Account No. 3 effected a 10 for 1 share split. Consequently, the share split increased the units outstanding by a split factor of 10:1 and with a corresponding decrease in unit value per share. This transition did not impact the net assets of the contracts. The per share data presented in Notes 7 and 8 have been retroactively adjusted to reflect this share split.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Adoption of New Accounting Pronouncements:

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement. Amendments in this ASU impact the fair value disclosure requirements, including the removal, modification and addition to existing disclosure requirements. The new standard is effective for fiscal years beginning after December 15, 2019, however early adoption is permitted, with the option to early adopt amendments to remove or modify disclosures, with full adoption of additional disclosure requirements delayed until the stated effective date. AXA Equitable elected to early adopt during 2019 the removed disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements, and will delay adoption of the additional disclosures until their effective date on January 1, 2020.

Accounting policies specific to Separate Accounts No. 10, 4 and 3:

Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by AXA Equitable’s investment officers.

FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable’s investment officers.

Investment Transactions:

Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under “Realized and Unrealized Gain (Loss) on Investments” in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

Futures and Forward Contracts:

Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account’s securities against anticipated future changes in interest rates that might adversely affect the value of an Account’s securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures

FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2019, the average monthly notional value of futures contracts held in Separate Account No. 4 was $762,712. All futures contracts were related to equity contracts. For the year ended December 31, 2019, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts’ basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2019. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized and unrealized gains and losses on investments and foreign currency transactions.

Market and Credit Risk:

Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts’ exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Separate Accounts’ futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

Contracts in Payout:

Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

Other assets and liabilities:

Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

Contract Payments and Withdrawals:

Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Accounting policies specific to Separate Account No. 66:

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable’s General Account.

Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable’s General Account to provide for other policy benefits. AXA Equitable’s General Account is subject to creditor rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3.	Fair Value Disclosures

Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current

FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

3.	Fair Value Disclosures (Continued)

observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No.66.

For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

	Fair Value Measurements as of December 31, 2019
	Level 1
	Separate Account No. 10(1)	Separate Account No. 4	Separate Account No. 3
Assets
Investments:
Common stocks
Communication services	$915,848	$10,478,438	$—
Consumer discretionary	1,119,214	12,549,178	5,140,126
Consumer staples	652,099	4,143,312	1,297,442
Energy	306,809	230,653	—
Financials	1,466,404	2,898,688	1,552,130
Health Care	1,462,213	13,266,484	3,701,421
Industrials	978,334	8,160,071	—
Information Technology	2,409,464	34,861,655	—
Materials & processing	316,707	1,196,122	522,203
Producer Durables	—	—	4,163,828
Real estate	206,520	2,117,332	—
Technology	—	—	6,840,902
Utilities	227,345	—	243,863

Total common stocks	10,060,957	89,901,933	23,461,915

Other financial instruments:
Futures Contracts(2)	—	13,132	—
Rights	2,501	—	—

Total other financial instruments	2,501	13,132	—

Total Level 1	$10,063,458	$89,915,065	$23,461,915

FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

3.	Fair Value Disclosures (Continued)

	Level 2
	Separate Account No. 10(1)	Separate Account No. 4	Separate Account No. 3
Assets
Investments:
Fixed Maturities, available for sale Corporate	$2,434,229	$—	$—
U.S. Treasury, government and agency	3,764,217	—	—
States and political subdivision	40,031	—	—
Commercial mortgage-backed	71,159	—	—
Mortgage Pass-Throughs	2,052,034	—	—
Asset- backed	13,243	—	—

Total fixed maturities, available for sale	8,374,913	—	—

Common stocks
Communication services	300,701	—	—
Consumer discretionary	459,720	—	—
Consumer staples	631,326	—	—
Energy	339,415	—	—
Financials	880,465	—	—
Health Care	528,185	—	—
Industrials	433,785	—	—
Information Technology	292,621	—	—
Materials & processing	258,709	—	—
Utilities	218,301	—	—

Total common stocks	4,343,228	—	—

Short-term investments
U.S. Treasury, government and agency	759,365	—	—

Total short-term investments	759,365	—	—

Total Level 2	$13,477,506	$—	$—

	Level 3
	Separate Account No.10	Separate Account No.4(3)	Separate Account No.3
Assets
Other financial instruments:
Rights	$72	$—	$—

Total Level 3	$72	$—	$—

FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

3.	Fair Value Disclosures (Concluded)

The table below presents a reconciliation for all Level 3 assets as of December 31, 2019:

	Level 3 Instruments Fair Value Measurements Separate Account No. 10 & 4
	Separate Account No. 10			Separate Account No. 4
	Asset-Backed	Rights	Total Investments	Common Stocks
Balance, December 31, 2018	$15,356	$—	$15,356	$9,862
Total gains (losses) realized and unrealized, included in:
Earnings as:
Net amortization/accretion	—	—	—	—

Subtotal	15,356	—	15,356	9,862

Current realized in earnings	—	—	—	—
Change in unrealized loss	—	(16)	(16)	(3,187)
Purchases	—	88	88	—
Sales	—	—	—	(6,675)
Settlements	—	—	—	—
Transfers out	(15,356)	—	(15,356)	—

Balance, December 31, 2019	$—	$72	$72	$—

(1)	For the year ended December 31, 2019, several Common Stock and Asset Backed securities transferred in and out of levels 1, 2, and 3 due to the changes in updated classification at the measurement date.
(2)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

The table below details the changes in unrealized gains or losses for 2019 by category for Level 3 assets still held at December 31, 2019:

Separate Account No. 10
Level 3 Instruments Still Held at December 31, 2019
Change in unrealized loss
Fixed maturities, available for sale:
Asset-backed	$(16)

Total	$(16)

4.	Purchases and Sales of Portfolios

Investment Security Transactions:

For the year ended December 31, 2019, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

	Purchases		Sales
Fund	Stocks and Debt Securities	U.S. Government and Agencies	Stocks and Debt Securities	U.S. Government and Agencies
Separate Account No. 10	$10,362,130	$4,047,718	$11,538,154	$5,083,659
Separate Account No. 4	14,771,895	—	24,499,523	—
Separate Account No. 3	10,159,000	—	14,927,242	—

FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

4.	Purchases and Sales of Portfolios (Continued)

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2019 were as follows for Separate Account No. 66:

	Purchases	Sales
1290 RETIREMENT 2020	$375,847	$41,240
1290 RETIREMENT 2025	465,974	90,347
1290 RETIREMENT 2030	234,413	9,442
1290 RETIREMENT 2035	301,995	5,587
1290 RETIREMENT 2040	286,909	79,421
1290 RETIREMENT 2045	110,032	1,937
1290 RETIREMENT 2050	144,001	4,180
1290 RETIREMENT 2055	35,401	2,424
1290 RETIREMENT 2060	94,362	2,528
1290 VT DOUBLELINE DYNAMIC ALLOCATION	162,529	148,868
1290 VT EQUITY INCOME	245,183	69,303
1290 VT GAMCO MERGERS & ACQUISITIONS	35,563	17,700
1290 VT GAMCO SMALL COMPANY VALUE	398,768	314,492
1290 VT SOCIALLY RESPONSIBLE	392,196	289,719
ALL ASSET GROWTH-ALT 20	222,244	395,943
CHARTERSM MULTI-SECTOR BOND	253,422	295,456
CHARTERSM SMALL CAP VALUE	876	777
EQ/AB SMALL CAP GROWTH	304,135	204,214
EQ/AGGRESSIVE ALLOCATION	667,495	527,843
EQ/BLACKROCK BASIC VALUE EQUITY	3,548	75,366
EQ/CAPITAL GUARDIAN RESEARCH	1,291,370	950,286
EQ/CLEARBRIDGE LARGE CAP GROWTH	111,142	52,156
EQ/CONSERVATIVE ALLOCATION	581,450	608,876
EQ/CONSERVATIVE-PLUS ALLOCATION	353,825	447,254
EQ/EQUITY 500 INDEX	2,163,132	2,437,405
EQ/GLOBAL EQUITY MANAGED VOLATILITY	206,522	366,661
EQ/INTERMEDIATE GOVERNMENT BOND	388,148	933,536
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	199,636	136,496
EQ/INTERNATIONAL EQUITY INDEX	940,548	1,374,626
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	2,277	57,592
EQ/JANUS ENTERPRISE	82,273	744,779
EQ/JPMORGAN VALUE OPPORTUNITIES	59,192	49
EQ/LARGE CAP GROWTH INDEX	379,001	135,255
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	623,077	214,359
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1,015,109	1,018,436
EQ/MFS INTERNATIONAL GROWTH	281,423	760,571
EQ/MID CAP INDEX	264,811	33,838
EQ/MID CAP VALUE MANAGED VOLATILITY	734,067	734,427
EQ/MODERATE ALLOCATION	5,216,191	2,162,733
EQ/MODERATE-PLUS ALLOCATION	759,878	392,776
EQ/MONEY MARKET	3,197,823	3,668,544
EQ/PIMCO GLOBAL REAL RETURN	257,246	185,864
EQ/PIMCO ULTRA SHORT BOND	517,024	455,935
EQ/QUALITY BOND PLUS	52,465	140
EQ/SMALL COMPANY INDEX	542,927	532,491
EQ/T. ROWE PRICE GROWTH STOCK	381,588	528,500
MULTIMANAGER CORE BOND	600,648	260,208
MULTIMANAGER TECHNOLOGY	947,931	1,267,359
TARGET 2015 ALLOCATION	60,791	31,602
TARGET 2025 ALLOCATION	110,326	386,568
TARGET 2035 ALLOCATION	59,494	131,741
TARGET 2045 ALLOCATION	89,361	85,397

FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

4.	Purchases and Sales of Portfolios (Concluded)

	Purchases	Sales
TARGET 2055 ALLOCATION	$2,233	$4,928
VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO .	1,359,545	537,098
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	1,644,701	544,730

5.	Expenses and Related Party Transactions

In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. 1290 Funds issue Class A, Class I, Class R and Class T shares. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by 1290 Funds, EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B, Class IB, Class R and Class T shares are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by 1290 Funds, EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the 1290 Trust, on behalf of each related Portfolio, may charge an annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A and Class T shares and 0.50% of the average daily net assets of a Portfolio attributable to its Class R shares. The Distributions Plans also provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum 12b-1 fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with AXA Distributions, LLC (“AXA Distributors”), a wholly-owned subsidiary of AXA Equitable and an affiliate of AXA Equitable Funds Management Group, LLC (“FMG LLC”). The Distribution Plans provide that AXA Distributors will be entitled to receive a maximum 12b-1 fee as described above.

FMG LLC, a wholly-owned subsidiary of AXA Equitable serves as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP. FMG LLC either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. FMG LLC also serves as administrator of the Portfolios of 1290 Funds, EQAT and VIP. As the administrator, FMG LLC either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of 1290 Funds, EQAT and VIP. Expenses of the Portfolios of 1290 Funds, EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.58% to a high of 1.50% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of 1290 Funds, EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options’ investment in the Portfolios. For the year ended December 31, 2019, there were no 12b-1 fees or additional payments from the unaffiliated portfolio. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers’ respective Portfolios.

FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

5.	Expenses and Related Party Transactions (Concluded)

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for the EQ/AB Small Cap Growth; EQ/ Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Mid Cap Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of EQ/Large Cap Value Managed Volatility, EQ/ Quality Bond PLUS, and Multimanager Technology. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable Holdings, Inc.

AXA Advisors, LLC (“AXA Advisors”) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies (“Contracts”). AXA Advisors is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC (“AXA Network”) or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds’ portfolio transactions.

AXA Equitable serves as the transfer agent for EQAT and VIP.

6.	Asset-based Charges and Contractowner Charges

Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

RIA

Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

Investment Management Fee:

An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

Administrative Fees:

Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

Ongoing Operations Fee — An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

Combined balance of investment options	Monthly Rate
First $150,000	1/12 of 1.25%
Next $350,000	1/12 of 1.00%

FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

6.	Asset-based Charges and Contractowner Charges (Continued)

Combined balance of investment options	Monthly Rate
Next $500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

Participant Recordkeeping Services Charge — Employers electing RIA’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

Contingent Withdrawal Charge — Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

Loan Fee — A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

MRP

Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

•

Program Expense Charge — AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

•

Investment Management Fees — An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

•

Direct Operating and Other Expenses — In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

•	A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

6.	Asset-based Charges and Contractowner Charges (Continued)

EPP

Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

Investment Management Fee:

An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

Administrative Fees:

Ongoing Operations Fee — An expense charge is made based on each client’s combined balance of Master Plan and Retirement Trust net assets in the Funds and AXA Equitable’s Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

Participant Recordkeeping Services Charge — Employers electing Equi-Pen-Plus’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

Withdrawal Charge — A charge is applied if the client terminates plan participation in the Master Plan and Retirement Trust (“Master Trust”) and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

For Termination Occurring In:	Withdrawal Charge:
Years 1 and 2	3% of all Master Trust assets
Years 3 and 4	2% of all Master Trust assets
Year 5	1% of all Master Trust assets
After Year 5	No Withdrawal Charge

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

Institutional

Asset Management Fees

Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client’s aggregate interest in AXA Equitable’s Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

Each Client’s Aggregate Interest	Annual Rate
Minimum Fee	$5,000
First $2 million	0.85 of 1%
Next $3 million	0.60 of 1%
Next $5 million	0.40 of 1%
Next $15 million	0.30 of 1%

FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

6.	Asset-based Charges and Contractowner Charges (Concluded)

Each Client’s Aggregate Interest	Annual Rate
Next $75 million	0.25 of 1%
Excess over $100 million	0.20 of 1%

Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

Administrative Fees

Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

Operating and Expense Charges

In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset- based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7.	Changes in Units Outstanding

Accumulation units issued and redeemed for the years ended of December 31, 2019 and December 31, 2018 were (in thousands):

Separate Accounts No. 10, 4 and 3:

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund		AllianceBernstein Mid Cap Growth Fund**
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
RIA
Issued	—	1	—	—	—	—
Redeemed	(2)	—	—	(1)	(6)	—

Net Decrease	(2)	1	—	(1)	(6)	—

	AllianceBernstein Balanced Fund		AllianceBernstein Growth Equity Fund		AllianceBernstein Mid Cap Growth Fund**
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
MRP
Issued	11	16	2	3	106	160
Redeemed	(30)	(51)	(6)	(10)	(290)	(290)

Net Decrease	(19)	(35)	(4)	(7)	(184)	(130)

FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Continued)

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
EPP
Issued	—	—	—	—
Redeemed	(1)	—	(1)	—

Net Decrease	(1)	—	(1)	—

	Balanced Account		Growth Stock Account		Mid Cap Growth Stock Account**
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Institutional
Issued	—	—	—	—	—	—
Redeemed	—	—	(1)	—	—	—

Net Decrease	—	—	(1)	—	—	—

Separate Account No. 66:

	1290 VT SOCIALLY RESPONSIBLE		CHARTERSM MULTI- SECTOR BOND		CHARTERSM SMALL CAP VALUE		EQ/AB SMALL CAP GROWTH		EQ/BLACKROCK BASIC VALUE EQUITY
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	—	—	—	—	—	—	—

	EQ/CAPITAL GUARDIAN RESEARCH		EQ/CLEARBRIDGE LARGE CAP GROWTH		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	1	—	—	—	—	—
Net Redeemed	—	—	—	—	(1)	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	—	—	—	—	—	—	—

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY		EQ/INTERNATIONAL EQUITY INDEX		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY		EQ/JPMORGAN VALUE OPPORTUNITIES		EQ/LARGE CAP GROWTH INDEX
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	1	—	—	—	—	—	—
Net Redeemed	—	—	(1)	—	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	(1)	1	—	—	—	—	—	—

FSA-92

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Continued)

	EQ/LARGE CAP GROWTH MANAGED VOLATILITY		EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MID CAP INDEX		EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MONEY MARKET
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	(3)	—	—	—	—	—	—	—

Net Increase / (Decreased)	—	—	(3)	—	—	—	—	—	—	—

	EQ/QUALITY BOND PLUS		EQ/T. ROWE PRICE GROWTH STOCK		MULTIMANAGER TECHNOLOGY
	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—

Net Increase / (Decreased)	—	—	—	—	—	—

	1290 RETIREMENT 2020*		1290 RETIREMENT 2025*		1290 RETIREMENT 2030*		1290 RETIREMENT 2035*		1290 RETIREMENT 2040*
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	33	8	40	59	22	17	27	27	25	9
Net Redeemed	(4)	—	(9)	(2)	(1)	—	(1)	—	(7)	(1)

Net Increase / (Decreased)	29	8	31	57	21	17	26	27	18	8

	1290 RETIREMENT 2045*		1290 RETIREMENT 2050*		1290 RETIREMENT 2055*		1290 RETIREMENT 2060*		1290 VT DOUBLELINE DYNAMIC ALLOCATION
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	10	13	12	13	3	2	8	—	12	3
Net Redeemed	—	(1)	—	—	—	—	—	—	(11)	(1)

Net Increase / (Decreased)	10	12	12	13	3	2	8	—	1	2

	1290 VT EQUITY INCOME		1290 VT GAMCO MERGERS & ACQUISITIONS		1290 VT GAMCO SMALL COMPANY VALUE		1290 VT SOCIALLY RESPONSIBLE		ALL ASSET GROWTH-ALT 20
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	11	26	2	2	9	20	16	9	14	15
Net Redeemed	(4)	(10)	(1)	(6)	(10)	(22)	(15)	(19)	(27)	(20)

Net Increase / (Decreased)	7	16	1	(4)	(1)	(2)	1	(10)	(13)	(5)

FSA-93

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Continued)

	CHARTERSM MULTI-SECTOR BOND		EQ/AB SMALL CAP GROWTH		EQ/ AGGRESSIVE ALLOCATION		EQ/CAPITAL GUARDIAN RESEARCH		EQ/CLEARBRIDGE LARGE CAP GROWTH
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	22	9	12	50	28	29	7	13	4	6
Net Redeemed	(27)	(16)	(9)	(49)	(32)	(82)	(21)	(34)	(2)	(10)

Net Increase /(Decreased)	(5)	(7)	3	1	(4)	(53)	(14)	(21)	2	(4)

	EQ/CONSERVATIVE ALLOCATION		EQ/CONSERVATIVE- PLUS ALLOCATION		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	37	9	20	28	54	59	8	29	26	85
Net Redeemed	(44)	(31)	(31)	(9)	(86)	(164)	(19)	(43)	(74)	(68)

Net Increase /(Decreased)	(7)	(22)	(11)	19	(32)	(105)	(11)	(14)	(48)	17

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY		EQ/INTERNATIONAL EQUITY INDEX		EQ/JANUS ENTERPRISE		EQ/LARGE CAP GROWTH INDEX		EQ/LARGE CAP GROWTH MANAGED VOLATILITY
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	9	11	31	35	4	45	10	21	18	16
Net Redeemed	(9)	(24)	(50)	(73)	(40)	(4)	(6)	(39)	(13)	(89)

Net Increase /(Decreased)	—	(13)	(19)	(38)	(36)	41	4	(18)	5	(73)

	EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MFS INTERNATIONAL GROWTH		EQ/MID CAP INDEX		EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MODERATE ALLOCATION
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	15	14	16	64	11	13	9	11	235	233
Net Redeemed	(19)	(71)	(49)	(42)	(2)	(20)	(24)	(48)	(147)	(157)

Net Increase /(Decreased)	(4)	(57)	(33)	22	9	(7)	(15)	(37)	88	76

	EQ/MODERATE-PLUS ALLOCATION		EQ/MONEY MARKET		EQ/PIMCO GLOBAL REAL RETURN*		EQ/PIMCO ULTRA SHORT BOND		EQ/SMALL COMPANY INDEX
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	36	29	298	474	24	3	37	215	7	12
Net Redeemed	(25)	(16)	(358)	(569)	(18)	—	(37)	(228)	(16)	(29)

Net Increase /(Decreased)	11	13	(60)	(95)	6	3	—	(13)	(9)	(17)

FSA-94

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Concluded)

	EQ/T. ROWE PRICE GROWTH STOCK		MULTIMANAGER CORE BOND		MULTIMANAGER TECHNOLOGY		TARGET 2015 ALLOCATION		TARGET 2025 ALLOCATION
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	14	42	50	19	8	26	—	3	—	14
Net Redeemed	(22)	(29)	(23)	(9)	(27)	(58)	(2)	(37)	(27)	(103)

Net Increase /(Decreased)	(8)	13	27	10	(19)	(32)	(2)	(34)	(27)	(89)

	TARGET 2035 ALLOCATION		TARGET 2045 ALLOCATION		TARGET 2055 ALLOCATION		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO*		VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO*
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	—	12	—	36	—	4	119	201	132	323
Net Redeemed	(9)	(66)	(5)	(30)	—	(10)	(49)	(3)	(48)	(46)

Net Increase /(Decreased)	(9)	(54)	(5)	6	—	(6)	70	198	84	277

The	— on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.
*	Units were made available on May 15, 2018.
**	The units issued and redeemed have been adjusted to reflect the impact of the 10 for 1 share split that occurred on April 15, 2019.

8.	Financial Highlights

AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are RIA, MRP, and EPP (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

		Unit Value	Units Outstanding (000’s)	Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
SEPARATE ACCOUNT NO. 10

AllianceBernstein Balanced Fund
December 31, 2019	RIA* - contract charge 0.50%(a)	$403.81	2	$884	2.61%	18.45%	0.62%
December 31, 2018	RIA* - contract charge 0.50%(a)	$340.92	4	$1,365	2.66%	(4.47)%	0.64%
December 31, 2017	RIA* - contract charge 0.50%(a)	$356.88	3	$1,114	2.49%	13.72%	0.63%
December 31, 2016	RIA* - contract charge 0.50%(a)	$313.83	4	$1,273	2.72%	6.88%	0.68%
December 31, 2015	RIA* - contract charge 0.50%(a)	$293.64	7	$2,013	2.49%	0.06%	0.63%

December 31, 2019	MRP* - contract charge 0.50%(a)	$96.61	233	$22,540	2.61%	18.44%	0.62%
December 31, 2018	MRP* - contract charge 0.50%(a)	$81.57	252	$20,541	2.66%	(4.47)%	0.64%
December 31, 2017	MRP* - contract charge 0.50%(a)	$85.39	287	$24,512	2.49%	13.72%	0.63%
December 31, 2016	MRP* - contract charge 0.50%(a)	$75.09	324	$24,339	2.72%	6.86%	0.68%
December 31, 2015	MRP* - contract charge 0.50%(a)	$70.27	351	$24,698	2.49%	0.06%	0.64%

FSA-95

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
December 31, 2019	EPP* - contract charge 0.25%(a)	$430.58	—(b	)	$127	2.61%	18.74%	0.37%
December 31, 2018	EPP* - contract charge 0.25%(a)	$362.61	1		$205	2.66%	(4.23)%	0.39%
December 31, 2017	EPP* - contract charge 0.25%(a)	$378.63	1		$246	2.49%	14.00%	0.38%
December 31, 2016	EPP* - contract charge 0.25%(a)	$332.13	1		$210	2.72%	7.15%	0.43%
December 31, 2015	EPP* - contract charge 0.25%(a)	$309.98	1		$190	2.49%	0.31%	0.36%

Balanced Account
December 31, 2019	Institutional	$45,915.42	—(b	)	$30	2.61%	19.04%	0.12%
December 31, 2018	Institutional	$38,570.01	—(b	)	$26	2.66%	(3.99)%	0.14%
December 31, 2017	Institutional	$40,173.25	—(b	)	$29	2.49%	14.29%	0.13%
December 31, 2016	Institutional	$35,151.35	—(b	)	$26	2.72%	7.41%	0.18%
December 31, 2015	Institutional	$32,725.90	—(b	)	$24	2.49%	0.57%	0.14%

SEPARATE ACCOUNT NO. 4

AllianceBernstein Common Stock Fund
December 31, 2019	RIA* - contract charge 0.08%(a)	$2,945.37	1		$3,358	1.28%	36.02%	0.17%
December 31, 2018	RIA* - contract charge 0.08%(a)	$2,165.33	1		$3,118	1.46%	(1.80)%	0.17%
December 31, 2017	RIA* - contract charge 0.08%(a)	$2,205.03	2		$3,363	1.46%	30.05%	0.17%
December 31, 2016	RIA* - contract charge 0.08%(a)	$1,695.51	2		$3,057	1.64%	6.90%	0.19%
December 31, 2015	RIA* - contract charge 0.08%(a)	$1,586.06	2		$2,999	1.61%	5.65%	0.16%

December 31, 2019	EPP* - contract charge 0.08%(a)	$3,056.11	—(b	)	$1,204	1.28%	36.02%	0.17%
December 31, 2018	EPP* - contract charge 0.08%(a)	$2,246.74	1		$1,355	1.46%	(1.80)%	0.17%
December 31, 2017	EPP* - contract charge 0.08%(a)	$2,287.93	1		$1,606	1.46%	30.05%	0.17%
December 31, 2016	EPP* - contract charge 0.08%(a)	$1,759.26	1		$1,409	1.64%	6.90%	0.19%
December 31, 2015	EPP* - contract charge 0.08%(a)	$1,645.69	1		$1,391	1.61%	5.65%	0.14%

AllianceBernstein Growth Equity Fund
December 31, 2019	MRP* - contract charge 0.30%(a)	$1,131.88	35		$39,515	1.28%	35.72%	0.39%
December 31, 2018	MRP* - contract charge 0.30%(a)	$833.97	39		$32,831	1.46%	(2.03)%	0.39%
December 31, 2017	MRP* - contract charge 0.30%(a)	$851.21	46		$39,138	1.46%	29.76%	0.39%
December 31, 2016	MRP* - contract charge 0.30%(a)	$655.99	51		$33,742	1.64%	6.66%	0.41%
December 31, 2015	MRP* - contract charge 0.30%(a)	$615.04	57		$34,827	1.61%	5.16%	0.39%

Growth Stock Account
December 31, 2019	Institutional	$31,977.69	1		$47,071	1.28%	36.13%	0.09%
December 31, 2018	Institutional	$23,490.04	2		$38,594	1.46%	(1.72)%	0.09%
December 31, 2017	Institutional	$23,901.55	2		$43,381	1.46%	30.15%	0.09%
December 31, 2016	Institutional	$18,363.95	2		$37,114	1.64%	6.99%	0.11%
December 31, 2015	Institutional	$17,164.79	3		$43,187	1.61%	5.74%	0.08%

SEPARATE ACCOUNT NO. 3 (c)

AllianceBernstein Mid Cap Growth Fund
December 31, 2019	RIA* - contract charge 0.50%(a)	$95.25	10		$987	0.29%	33.11%	0.50%
December 31, 2018	RIA* - contract charge 0.50%(a)	$71.56	16		$1,164	0.42%	4.09%	0.52%
December 31, 2017	RIA* - contract charge 0.50%(a)	$68.75	15		$1,047	0.35%	32.81%	0.52%
December 31, 2016	RIA* - contract charge 0.50%(a)	$51.76	22		$1,123	0.61%	(1.22)%	0.53%
December 31, 2015	RIA* - contract charge 0.50%(a)	$52.40	25		$1,324	0.44%	1.14%	0.53%

December 31, 2019	MRP* - contract charge 0.65%(a)	$19.33	1193		$23,069	0.29%	32.94%	0.65%
December 31, 2018	MRP* - contract charge 0.65%(a)	$14.54	1377		$20,016	0.42%	3.93%	0.67%
December 31, 2017	MRP* - contract charge 0.65%(a)	$13.99	1,512		$21,148	0.35%	32.62%	0.67%
December 31, 2016	MRP* - contract charge 0.65%(a)	$10.55	1,743		$18,382	0.61%	(1.37)%	0.68%
December 31, 2015	MRP* - contract charge 0.65%(a)	$10.69	1,971		$21,078	0.44%	0.97%	0.69%

Mid Cap Growth Stock Account
December 31, 2019	Institutional	$10,832.74	—(b	)	$1,094	0.29%	33.82%	—%
December 31, 2018	Institutional	$8,094.78	—(b	)	$890	0.42%	4.61%	0.02%
December 31, 2017	Institutional	$7,737.96	—(b	)	$929	0.35%	33.48%	0.02%
December 31, 2016	Institutional	$5,797.28	—(b	)	$812	0.61%	(0.72)%	0.03%
December 31, 2015	Institutional	$5,839.51	—(b	)	$806	0.44%	1.65%	0.04%

FSA-96

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
SEPARATE ACCOUNT NO. 66+

1290 Retirement 2020
2019	MRP*, 0.02%(a)	$11.45	37		$419	4.44%	16.84%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.80	8		$74	3.35%	(2.68)%	0.02%

1290 Retirement 2025
2019	MRP*, 0.02%(a)	$11.56	88		$1,013	2.66%	18.44%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.76	57		$557	1.79%	(3.27)%	0.02%

1290 Retirement 2030
2019	MRP*, 0.02%(a)	$11.63	38		$445	2.21%	20.02%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.69	17		$169	2.11%	(4.06)%	0.02%

1290 Retirement 2035
2019	MRP*, 0.02%(a)	$11.67	53		$615	2.61%	20.68%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.67	27		$260	1.94%	(4.45)%	0.02%

1290 Retirement 2040
2019	MRP*, 0.02%(a)	$11.74	26		$305	3.30%	21.78%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.64	8		$75	7.69%	(4.84)%	0.02%

1290 Retirement 2045
2019	MRP*, 0.02%(a)	$11.77	22		$258	2.41%	22.48%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.61	12		$120	2.19%	(5.32)%	0.02%

1290 Retirement 2050
2019	MRP*, 0.02%(a)	$11.82	25		$298	2.22%	23.51%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.57	13		$128	1.99%	(5.71)%	0.02%

1290 Retirement 2055
2019	MRP*, 0.02%(a)	$11.87	5		$57	2.73%	24.42%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.54	2		$18	2.63%	(6.10)%	0.02%

1290 Retirement 2060
2019	MRP*, 0.02%(a)	$11.91	8		$98	11.67%	24.97%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.53	—(b	)	$4	3.58%	(6.29)%	0.02%

1290 VT DoubleLine Dynamic Allocation
2019	MRP*, 0.02%(a)	$14.78	6		$87	1.98%	18.05%	0.02%
2018	MRP*, 0.02%(a)	$12.52	5		$66	2.01%	(4.13)%	0.02%
2017	MRP*, 0.02%(a)	$13.06	3		$38	0.61%	9.56%	0.02%
2016	MRP*, 0.03%(a)	$11.92	3		$33	1.38%	8.66%	0.03%
2015	MRP*, 0.02%(a)	$10.97	1		$7	1.06%	(3.77)%	0.02%

1290 VT Equity Income
2019	MRP*, 0.02%(a)	$20.14	56		$1,132	2.57%	24.17%	0.02%
2018	MRP*, 0.02%(a)	$16.22	49		$794	2.52%	(11.70)%	0.02%
2017	MRP*, 0.02%(a)	$18.37	33		$609	1.64%	15.83%	0.02%
2016	MRP*, 0.03%(a)	$15.86	43		$675	2.54%	12.96%	0.03%
2015	MRP*, 0.02%(a)	$14.04	24		$333	1.74%	(1.75)%	0.02%

1290 VT GAMCO Mergers and Acquisitions
2019	MRP*, 0.02%(a)	$13.84	6		$81	4.05%	8.55%	0.02%
2018	MRP*, 0.02%(a)	$12.75	5		$61	1.02%	(4.92)%	0.02%
2017	MRP*, 0.02%(a)	$13.41	9		$116	0.16%	6.18%	0.02%
2016	MRP*, 0.03%(a)	$12.63	9		$119	0.00%	7.67%	0.03%
2015	MRP*, 0.02%(a)	$11.73	11		$129	0.00%	2.62%	0.02%

1290 VT GAMCO Small Company Value
2019	MRP*, 0.02%(a)	$34.68	100		$3,476	0.62%	23.33%	0.02%
2018	MRP*, 0.02%(a)	$28.12	101		$2,845	0.54%	(15.61)%	0.02%
2017	MRP*, 0.02%(a)	$33.32	103		$3,440	0.59%	16.10%	0.02%
2016	MRP*, 0.03%(a)	$28.70	115		$3,304	0.50%	23.23%	0.03%
2015	MRP*, 0.02%(a)	$23.29	120		$2,785	0.53%	(5.71)%	0.02%

FSA-97

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

1290 VT Socially Responsible
2019	RIA*, 0.00%(a)	$263.66	—(b	)	—	0.96%	30.26%	0.00%
	MRP*, 0.02%(a)	$22.19	160		$3,546	0.96%	30.22%	0.02%
2018	RIA*, 0.00%(a)	$202.41	—(b	)	—	0.94%	(4.37)%	0.00%
	MRP*, 0.02%(a)	$17.04	159		$2,711	0.94%	(4.38)%	0.02%
2017	RIA*, 0.00%(a)	$211.66	—(b	)	—	1.08%	20.40%	0.00%
	MRP*, 0.02%(a)	$17.82	169		$3,005	1.08%	20.41%	0.02%
2016	RIA*, 0.00%(a)	$175.79	—(b	)	—	1.22%	9.95%	0.00%
	MRP*, 0.03%(a)	$14.80	164		$2,427	1.22%	9.96%	0.03%
2015	RIA*, 0.00%(a)	$159.88	—(b	)	—	0.98%	0.48%	0.00%
	MRP*, 0.02%(a)	$13.46	168		$2,257	0.98%	0.45%	0.02%

All Asset Growth-Alt 20
2019	MRP*, 0.02%(a)	$15.74	16		$250	1.04%	19.06%	0.02%
2018	MRP*, 0.02%(a)	$13.22	29		$378	1.66%	(7.55)%	0.02%
2017	MRP*, 0.02%(a)	$14.30	34		$489	1.77%	15.88%	0.02%
2016	MRP*, 0.03%(a)	$12.34	24		$296	2.44%	9.49%	0.03%
2015	MRP*, 0.02%(a)	$11.27	7		$75	0.62%	(3.92)%	0.02%

CharterSM Multi-Sector Bond
2019	RIA*, 0.05%(a)	$249.26	—(b	)	—	2.00%	6.85%	0.05%
	MRP*, 0.02%(a)	$11.26	82		$923	2.00%	6.93%	0.02%
2018	RIA*, 0.05%(a)	$233.27	—(b	)	—	2.27%	(0.55)%	0.05%
	MRP*, 0.02%(a)	$10.53	87		$920	2.27%	(0.57)%	0.02%
2017	RIA*, 0.05%(a)	$234.57	—(b	)	—	1.49%	2.18%	0.05%
	MRP*, 0.02%(a)	$10.59	94		$1,001	1.49%	2.22%	0.02%
2016	RIA*, 0.05%(a)	$229.55	—(b	)	—	2.41%	2.88%	0.05%
	MRP*, 0.03%(a)	$10.36	104		$1,074	2.41%	2.88%	0.03%
2015	RIA*, 0.05%(a)	$223.13	—(b	)	—	1.74%	(0.69)%	0.05%
	MRP*, 0.02%(a)	$10.07	92		$929	1.74%	(0.59)%	0.02%

CharterSM Small Cap Value
2019	RIA*, 0.00%(a)	$381.42	—(b	)	$1	0.67%	24.64%	0.00%
2018	RIA*, 0.00%(a)	$306.01	—(b	)	$1	0.08%	(12.98)%	0.00%
2017	RIA*, 0.00%(a)	$351.67	—(b	)	$14	1.53%	11.30%	0.00%
2016	RIA*, 0.00%(a)	$315.97	—(b	)	$13	0.46%	25.23%	0.00%
2015	RIA*, 0.00%(a)	$252.31	—(b	)	$59	0.40%	(13.13)%	0.00%

EQ/AB Small Cap Growth
2019	RIA*, 0.05%(a)	$579.80	—(b	)	$66	0.18%	27.74%	0.05%
	MRP*, 0.02%(a)	$22.64	30		$670	0.18%	27.77%	0.02%
2018	RIA*, 0.05%(a)	$453.90	—(b	)	$66	0.13%	(7.92)%	0.05%
	MRP*, 0.02%(a)	$17.72	27		$486	0.13%	(7.90)%	0.02%
2017	RIA*, 0.05%(a)	$492.95	—(b	)	$71	0.32%	22.61%	0.05%
	MRP*, 0.02%(a)	$19.24	26		$508	0.32%	22.63%	0.02%
2016	RIA*, 0.05%(a)	$402.06	—(b	)	$107	0.32%	12.52%	0.05%
	MRP*, 0.03%(a)	$15.69	22		$343	0.32%	12.55%	0.03%
2015	RIA*, 0.05%(a)	$357.31	1		$184	0.04%	(2.96)%	0.05%
	MRP*, 0.02%(a)	$13.94	27		$373	0.04%	(2.92)%	0.02%

EQ/Aggressive Allocation
2019	MRP*, 0.02%(a)	$17.52	138		$2,410	1.53%	24.43%	0.02%
2018	MRP*, 0.02%(a)	$14.08	142		$2,001	1.54%	(8.69)%	0.02%
2017	MRP*, 0.02%(a)	$15.42	195		$3,008	1.53%	19.07%	0.02%
2016	MRP*, 0.03%(a)	$12.95	195		$2,531	0.93%	8.73%	0.03%
2015	MRP*, 0.02%(a)	$11.91	216		$2,569	0.98%	(1.81)%	0.02%

EQ/BlackRock Basic Value Equity
2019	RIA*, 0.00%(a)	$481.66	—(b	)	$7	0.23%	23.44%	0.00%
2018	RIA*, 0.00%(a)	$390.21	—(b	)	$67	1.34%	(8.01)%	0.00%
2017	RIA*, 0.00%(a)	$424.21	—(b	)	$92	1.32%	8.11%	0.00%
2016	RIA*, 0.00%(a)	$392.39	—(b	)	$94	1.56%	17.97%	0.00%
2015	RIA*, 0.00%(a)	$332.63	—(b	)	$78	1.26%	(6.15)%	0.00%

FSA-98

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Capital Guardian Research
2019	RIA*, 0.00%(a)	$415.32	—(b	)	$7	0.56%	32.88%	0.00%
	MRP*, 0.02%(a)	$51.07	167		$8,525	0.56%	32.86%	0.02%
2018	RIA*, 0.00%(a)	$312.55	—(b	)	$5	0.57%	(4.84)%	0.00%
	MRP*, 0.02%(a)	$38.44	181		$6,947	0.57%	(4.85)%	0.02%
2017	RIA*, 0.00%(a)	$328.44	—(b	)	$4	0.77%	25.44%	0.00%
	MRP*, 0.02%(a)	$40.40	202		$8,181	0.77%	25.39%	0.02%
2016	RIA*, 0.00%(a)	$261.84	—(b	)	$31	0.85%	8.42%	0.00%
	MRP*, 0.03%(a)	$32.22	221		$7,104	0.85%	8.41%	0.03%
2015	RIA*, 0.00%(a)	$241.50	—(b	)	$61	0.56%	1.91%	0.00%
	MRP*, 0.02%(a)	$29.72	240		$7,120	0.56%	1.89%	0.02%

EQ/ClearBridge Large Cap Growth
2019	RIA*, 0.00%(a)	$351.14	—(b	)	$73	0.03%	32.00%	0.00%
	MRP*, 0.02%(a)	$23.97	20		$482	0.03%	31.99%	0.02%
2018	RIA*, 0.00%(a)	$266.01	—(b	)	$70	0.16%	(0.35)%	0.00%
	MRP*, 0.02%(a)	$18.16	18		$328	0.16%	(0.38)%	0.02%
2017	RIA*, 0.00%(a)	$266.94	—(b	)	$92	0.08%	25.60%	0.00%
	MRP*, 0.02%(a)	$18.23	22		$394	0.08%	25.55%	0.02%
2016	RIA*, 0.00%(a)	$212.54	—(b	)	$71	0.00%	0.88%	0.00%
	MRP*, 0.03%(a)	$14.52	25		$357	0.00%	0.90%	0.03%
2015	RIA*, 0.00%(a)	$210.69	1		$240	0.00%	1.27%	0.00%
	MRP*, 0.02%(a)	$14.39	15		$216	0.00%	1.20%	0.02%

EQ/Conservative Allocation
2019	MRP*, 0.02%(a)	$14.06	135		$1,896	1.62%	9.16%	0.02%
2018	MRP*, 0.02%(a)	$12.88	142		$1,826	1.42%	(1.53)%	0.02%
2017	MRP*, 0.02%(a)	$13.08	164		$2,147	1.11%	4.89%	0.02%
2016	MRP*, 0.03%(a)	$12.47	178		$2,221	1.26%	2.89%	0.03%
2015	MRP*, 0.02%(a)	$12.12	105		$1,273	0.77%	(0.25)%	0.02%

EQ/Conservative-Plus Allocation
2019	MRP*, 0.02%(a)	$15.22	76		$1,163	1.41%	13.50%	0.02%
2018	MRP*, 0.02%(a)	$13.41	87		$1,165	1.76%	(3.66)%	0.02%
2017	MRP*, 0.02%(a)	$13.92	68		$947	1.15%	8.75%	0.02%
2016	MRP*, 0.03%(a)	$12.80	88		$1,126	0.92%	4.75%	0.03%
2015	MRP*, 0.02%(a)	$12.22	88		$1,077	0.88%	(0.73)%	0.02%

EQ/Equity 500 Index
2019	RIA*, 0.05%(a)	$1,020.82	1		$868	1.60%	30.61%	0.05%
	MRP*, 0.02%(a)	$25.41	1,070		$27,192	1.60%	30.64%	0.02%
2018	RIA*, 0.05%(a)	$781.55	1		$1,072	1.42%	(4.98)%	0.05%
	MRP*, 0.02%(a)	$19.45	1,102		$21,428	1.42%	(4.94)%	0.02%
2017	RIA*, 0.05%(a)	$822.53	1		$986	1.41%	20.98%	0.05%
	MRP*, 0.02%(a)	$20.46	1,207		$24,708	1.41%	20.99%	0.02%
2016	RIA*, 0.05%(a)	$679.87	2		$1,084	1.61%	11.18%	0.05%
	MRP*, 0.03%(a)	$16.91	1,403		$23,719	1.61%	11.18%	0.03%
2015	RIA*, 0.05%(a)	$611.49	2		$933	1.53%	0.75%	0.05%
	MRP*, 0.02%(a)	$15.21	1,470		$22,355	1.53%	0.80%	0.02%

EQ/Global Equity Managed Volatility
2019	RIA*, 0.00%(a)	$740.67	—(b	)	$8	1.29%	25.27%	0.00%
	MRP*, 0.02%(a)	$20.79	76		$1,570	1.29%	25.24%	0.02%
2018	RIA*, 0.00%(a)	$591.26	—(b	)	$7	0.99%	(12.16)%	0.00%
	MRP*, 0.02%(a)	$16.60	87		$1,444	0.99%	(12.17)%	0.02%
2017	RIA*, 0.00%(a)	$673.11	—(b	)	$8	1.13%	26.08%	0.00%
	MRP*, 0.02%(a)	$18.90	101		$1,910	1.13%	26.00%	0.02%
2016	RIA*, 0.00%(a)	$533.87	—(b	)	$7	0.86%	4.48%	0.00%
	MRP*, 0.03%(a)	$15.00	96		$1,438	0.86%	4.46%	0.03%
2015	RIA*, 0.00%(a)	$510.99	—(b	)	$100	0.85%	(1.73)%	0.00%
	MRP*, 0.02%(a)	$14.36	105		$1,506	0.85%	(1.71)%	0.02%

FSA-99

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Intermediate Government Bond
2019	RIA*, 0.05%(a)	$241.97	—(b	)	$—	1.58%	4.11%	0.05%
	MRP*, 0.02%(a)	$12.99	299		$3,884	1.58%	4.17%	0.02%
2018	RIA*, 0.05%(a)	$232.41	—(b	)	$—	1.41%	0.78%	0.05%
	MRP*, 0.02%(a)	$12.47	347		$4,335	1.41%	0.81%	0.02%
2017	RIA*, 0.05%(a)	$230.61	—(b	)	$—	0.88%	0.29%	0.05%
	MRP*, 0.02%(a)	$12.37	330		$4,080	0.88%	0.24%	0.02%
2016	RIA*, 0.05%(a)	$229.93	—(b	)	$—	0.70%	0.40%	0.05%
	MRP*, 0.03%(a)	$12.34	333		$4,109	0.70%	0.49%	0.03%
2015	RIA*, 0.05%(a)	$229.02	—(b	)	$—	0.62%	0.38%	0.05%
	MRP*, 0.02%(a)	$12.28	320		$3,935	0.62%	0.41%	0.02%

EQ/International Core Managed Volatility
2019	RIA*, 0.00%(a)	$185.69	—(b	)	$1	2.03%	22.45%	0.00%
	MRP*, 0.02%(a)	$16.67	104		$1,726	2.03%	22.48%	0.02%
2018	RIA*, 0.00%(a)	$151.65	—(b	)	$—	1.66%	(14.89)%	0.00%
	MRP*, 0.02%(a)	$13.61	104		$1,410	1.66%	(14.94)%	0.02%
2017	RIA*, 0.00%(a)	$178.18	—(b	)	$11	1.66%	26.31%	0.00%
	MRP*, 0.02%(a)	$16.00	117		$1,874	1.66%	26.28%	0.02%
2016	RIA*, 0.00%(a)	$141.07	—(b	)	$9	0.27%	0.21%	0.00%
	MRP*, 0.03%(a)	$12.67	125		$1,580	0.27%	0.16%	0.03%
2015	RIA*, 0.00%(a)	$140.77	—(b	)	$8	0.06%	(4.34)%	0.00%
	MRP*, 0.02%(a)	$12.65	146		$1,847	0.06%	(4.31)%	0.02%

EQ/International Equity Index
2019	RIA*, 0.05%(a)	$226.24	1		$217	2.79%	22.08%	0.05%
	MRP*, 0.02%(a)	$25.48	333		$8,477	2.79%	22.15%	0.02%
2018	RIA*, 0.05%(a)	$185.32	2		$362	2.33%	(15.21)%	0.02%
	MRP*, 0.02%(a)	$20.86	352		$7,353	2.33%	(15.20)%	0.05%
2017	RIA*, 0.05%(a)	$218.57	1		$324	2.62%	23.17%	0.05%
	MRP*, 0.02%(a)	$24.60	390		$9,586	2.62%	23.18%	0.02%
2016	RIA*, 0.05%(a)	$177.46	2		$322	2.66%	2.14%	0.05%
	MRP*, 0.03%(a)	$19.97	436		$8,714	2.66%	2.15%	0.03%
2015	RIA*, 0.05%(a)	$173.74	2		$427	2.30%	(2.18)%	0.05%
	MRP*, 0.02%(a)	$19.55	485		$9,472	2.30%	(2.15)%	0.02%

EQ/International Value Managed Volatility
2019	RIA*, 0.00%(a)	$197.73	—(b	)	$1	0.04%	22.65%	0.00%
2018	RIA*, 0.00%(a)	$161.21	—(b	)	$48	1.53%	(16.49)%	0.00%
2017	RIA*, 0.00%(a)	$193.05	—(b	)	$67	2.00%	23.37%	0.00%
2016	RIA*, 0.00%(a)	$156.48	—(b	)	$53	0.49%	0.75%	0.00%
2015	RIA*, 0.00%(a)	$155.32	—(b	)	$51	0.10%	(3.16)%	0.00%

EQ/Janus Enterprise
2019	MRP*, 0.02%(a)	$21.56	23		$485	0.01%	36.46%	0.02%
2018	MRP*, 0.02%(a)	$15.80	59		$940	0.00%	(1.80)%	0.02%
2017	MRP*, 0.02%(a)	$16.09	18		$282	0.00%	27.90%	0.02%
2016	MRP*, 0.03%(a)	$12.58	14		$173	0.00%	(4.41)%	0.03%
2015	MRP*, 0.02%(a)	$13.16	10		$133	0.00%	(5.46)%	0.02%

EQ/JPMorgan Value Opportunities
2019	RIA*, 0.00%(a)	$362.21	—(b	)	$61	7.49%	27.53%	0.00%
2018	RIA*, 0.00%(a)	$284.02	—(b	)	$—	1.26%	(15.40)%	0.00%

EQ/Large Cap Growth Index
2019	RIA*, 0.00%(a)	$283.11	—(b	)	$—	0.69%	35.34%	0.00%
	MRP*, 0.02%(a)	$27.52	63		$1,742	0.69%	35.30%	0.02%
2018	RIA*, 0.00%(a)	$209.19	—(b	)	$—	0.60%	(2.26)%	0.00%
	MRP*, 0.02%(a)	$20.34	59		$1,198	0.60%	(2.26)%	0.02%
2017	RIA*, 0.00%(a)	$214.03	—(b	)	$—	0.96%	29.22%	0.00%
	MRP*, 0.02%(a)	$20.81	77		$1,606	0.96%	29.17%	0.02%

FSA-100

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Large Cap Growth Index (Continued)
2016	RIA*, 0.00%(a)	$165.63	—(b	)	$—	1.02%	6.35%	0.00%
	MRP*, 0.03%(a)	$16.11	40		$641	1.02%	6.34%	0.03%
2015	RIA*, 0.00%(a)	$155.74	—(b	)	$—	1.17%	4.86%	0.00%
	MRP*, 0.02%(a)	$15.15	34		$523	1.17%	4.84%	0.02%

EQ/Large Cap Growth Managed Volatility
2019	RIA*, 0.00%(a)	$430.24	—(b	)	$21	0.45%	33.72%	0.00%
	MRP*, 0.02%(a)	$17.93	233		$4,170	0.45%	33.71%	0.02%
2018	RIA*, 0.00%(a)	$321.75	—(b	)	$16	0.43%	(2.98)%	0.00%
	MRP*, 0.02%(a)	$13.41	228		$3,052	0.43%	(2.97)%	0.02%
2017	RIA*, 0.00%(a)	$331.62	—(b	)	$17	0.49%	29.22%	0.00%
	MRP*, 0.02%(a)	$13.82	301		$4,163	0.49%	29.16%	0.02%
2016	RIA*, 0.00%(a)	$256.64	—(b	)	$32	0.59%	5.51%	0.00%
	MRP*, 0.03%(a)	$10.70	331		$3,536	0.59%	5.52%	0.03%
2015	RIA*, 0.00%(a)	$243.24	—(b	)	$30	0.27%	4.04%	0.00%
	MRP*, 0.02%(a)	$10.14	325		$3,295	0.27%	4.00%	0.02%

EQ/Large Cap Value Managed Volatility
2019	RIA*, 0.00%(a)	$275.05	—(b	)	$108	1.94%	25.44%	0.00%
	MRP*, 0.02%(a)	$25.51	342		$8,715	1.94%	25.42%	0.02%
2018	RIA*, 0.00%(a)	$219.27	3		$610	2.44%	(9.92)%	0.00%
	MRP*, 0.02%(a)	$20.34	346		$7,039	2.44%	(9.96)%	0.02%
2017	RIA*, 0.00%(a)	$243.42	3		$630	1.48%	13.85%	0.00%
	MRP*, 0.02%(a)	$22.59	403		$9,098	1.48%	13.86%	0.02%
2016	RIA*, 0.00%(a)	$213.80	3		$694	1.70%	15.32%	0.00%
	MRP*, 0.03%(a)	$19.84	455		$9,030	1.70%	15.28%	0.03%
2015	RIA*, 0.00%(a)	$185.40	4		$715	1.57%	(4.01)%	0.00%
	MRP*, 0.02%(a)	$17.21	472		$8,120	1.57%	(4.07)%	0.02%

EQ/MFS International Growth
2019	MRP*, 0.02%(a)	$17.46	41		$712	1.11%	27.26%	0.02%
2018	MRP*, 0.02%(a)	$13.72	74		$1,011	1.11%	(9.38)%	0.02%
2017	MRP*, 0.02%(a)	$15.14	52		$780	1.24%	32.00%	0.02%
2016	MRP*, 0.03%(a)	$11.47	25		$284	0.82%	1.96%	0.03%
2015	MRP*, 0.02%(a)	$11.25	34		$378	0.55%	0.18%	0.02%

EQ/Mid Cap Index
2019	RIA*, 0.00%(a)	$323.53	—(b	)	$6	1.27%	25.38%	0.00%
	MRP*, 0.02%(a)	$22.06	45		$991	1.27%	25.34%	0.02%
2018	RIA*, 0.00%(a)	$258.04	—(b	)	$5	0.95%	(11.69)%	0.00%
	MRP*, 0.02%(a)	$17.60	36		$635	0.95%	(11.69)%	0.02%
2017	RIA*, 0.00%(a)	$292.20	—(b	)	$6	0.92%	15.48%	0.00%
	MRP*, 0.02%(a)	$19.93	43		$854	0.92%	15.47%	0.02%
2016	RIA*, 0.00%(a)	$253.03	—(b	)	$5	1.18%	19.91%	0.00%
	MRP*, 0.03%(a)	$17.26	54		$935	1.18%	19.86%	0.03%
2015	RIA*, 0.00%(a)	$211.01	—(b	)	$90	1.04%	(2.86)%	0.00%
	MRP*, 0.02%(a)	$14.40	39		$558	1.04%	(2.90)%	0.02%

EQ/Mid Cap Value Managed Volatility
2019	RIA*, 0.00%(a)	$430.51	—(b	)	$103	1.36%	26.59%	0.00%
	MRP*, 0.02%(a)	$33.89	202		$6,856	1.36%	26.55%	0.02%
2018	RIA*, 0.00%(a)	$340.09	—(b	)	$82	1.19%	(13.30)%	0.00%
	MRP*, 0.02%(a)	$26.78	217		$5,808	1.19%	(13.31)%	0.02%
2017	RIA*, 0.00%(a)	$392.24	—(b	)	$109	1.05%	12.32%	0.00%
	MRP*, 0.02%(a)	$30.89	254		$7,854	1.05%	12.29%	0.02%
2016	RIA*, 0.00%(a)	$349.21	—(b	)	$128	1.21%	17.67%	0.00%
	MRP*, 0.03%(a)	$27.51	295		$8,122	1.21%	17.61%	0.03%
2015	RIA*, 0.00%(a)	$296.77	—(b	)	$133	0.73%	(3.54)%	0.00%
	MRP*, 0.02%(a)	$23.39	324		$7,567	0.73%	(3.55)%	0.02%

FSA-101

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Moderate Allocation
2019	MRP*, 0.02%(a)	$15.41	1,909		$29,411	1.68%	15.52%	0.02%
2018	MRP*, 0.02%(a)	$13.34	1,821		$24,281	1.65%	(4.78)%	0.02%
2017	MRP*, 0.02%(a)	$14.01	1,745		$24,438	1.29%	11.01%	0.02%
2016	MRP*, 0.03%(a)	$12.62	1,718		$21,681	0.96%	5.34%	0.03%
2015	MRP*, 0.02%(a)	$11.98	1,583		$18,961	0.84%	(0.91)%	0.02%

EQ/Moderate-Plus Allocation
2019	MRP*, 0.02%(a)	$16.57	169		$2,794	1.68%	19.99%	0.02%
2018	MRP*, 0.02%(a)	$13.81	158		$2,187	1.71%	(6.88)%	0.02%
2017	MRP*, 0.02%(a)	$14.83	145		$2,147	1.49%	14.87%	0.02%
2016	MRP*, 0.03%(a)	$12.91	127		$1,642	0.92%	7.23%	0.03%
2015	MRP*, 0.02%(a)	$12.04	129		$1,553	1.02%	(1.31)%	0.02%

EQ/Money Market
2019	RIA*, 0.05%(a)	$180.15)	—(b	)	$—	1.52%	1.46%	0.05%
	MRP*, 0.02%(a)	$10.30	909		$9,365	1.52%	1.48%	0.02%
2018	RIA*, 0.05%(a)	$177.55	—(b	)	$—	1.25%	1.23%	0.05%
	MRP*, 0.02%(a)	$10.15	969		$9,836	1.25%	1.20%	0.02%
2017	RIA*, 0.05%(a)	$175.40	—(b	)	$—	0.39%	0.35%	0.05%
	MRP*, 0.02%(a)	$10.03	1,064		$10,665	0.39%	0.40%	0.02%
2016	RIA*, 0.05%(a)	$174.79	—(b	)	$—	0.00%	(0.05)%	0.05%
	MRP*, 0.03%(a)	$9.99	1,252		$12,501	0.00%	0.00%	0.03%
2015	RIA*, 0.05%(a)	$174.88	—(b	)	$—	0.00%	(0.05)%	0.05%
	MRP*, 0.02%(a)	$9.99	1,383		$13,819	0.00%	0.00%	0.02%

EQ/PIMCO Global Real Return
2019	MRP*, 0.02%(a)	$10.80	9		$95	5.91%	8.43%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.96	3		$26	10.15%	0.50%	0.02%

EQ/PIMCO Ultra Short Bond
2019	MRP*, 0.02%(a)	$12.65	181		$2,295	2.26%	2.51%	0.02%
2018	MRP*, 0.02%(a)	$12.34	181		$2,228	1.82%	0.98%	0.02%
2017	MRP*, 0.02%(a)	$12.22	194		$2,376	1.31%	1.83%	0.02%
2016	MRP*, 0.03%(a)	$12.00	194		$2,325	1.05%	1.95%	0.03%
2015	MRP*, 0.02%(a)	$11.77	177		$2,079	0.46%	(0.25)%	0.02%

EQ/Quality Bond PLUS
2019	RIA*, 0.05%(a)	$267.72	—(b	)	$59	6.10%	5.58%	0.05%
2018	RIA*, 0.05%(a)	$253.57	—(b	)	$7	1.73%	0.07%	0.05%
2017	RIA*, 0.05%(a)	$253.39	—(b	)	$7	1.20%	1.34%	0.05%
2016	RIA*, 0.05%(a)	$250.04	—(b	)	$7	1.15%	1.12%	0.05%
2015	RIA*, 0.05%(a)	$247.26	—(b	)	$7	0.94%	0.17%	0.05%

EQ/Small Company Index
2019	MRP*, 0.02%(a)	$36.39	123		$4,491	1.09%	25.18%	0.02%
2018	MRP*, 0.02%(a)	$29.07	132		$3,851	0.92%	(11.32)%	0.02%
2017	MRP*, 0.02%(a)	$32.78	149		$4,872	1.06%	13.98%	0.02%
2016	MRP*, 0.03%(a)	$28.76	164		$4,705	1.08%	20.49%	0.03%
2015	MRP*, 0.02%(a)	$23.87	184		$4,399	0.84%	(4.60)%	0.02%

EQ/T. Rowe Price Growth Stock
2019	RIA*, 0.00%(a)	$32.36	—(b	)	$—	0.00%	31.12%	0.00%
	MRP*, 0.02%(a)	$28.05	45		$1,273	0.00%	31.07%	0.02%
2018	RIA*, 0.00%(a)	$24.68	—(b	)	$—	0.00%	(1.63)%	0.00%
	MRP*, 0.02%(a)	$21.40	53		$1,126	0.00%	(1.65)%	0.02%
2017	RIA*, 0.00%(a)	$25.09	—(b	)	$—	0.00%	33.39%	0.00%
	MRP*, 0.02%(a)	$21.76	40		$879	0.00%	33.33%	0.02%
2016	RIA*, 0.00%(a)	$18.81	—(b	)	$—	0.00%	1.35%	0.00%
	MRP*, 0.03%(a)	$16.32	38		$619	0.00%	1.30%	0.03%
2015	RIA*, 0.00%(a)	$18.56	—(b	)	$—	0.00%	10.21%	0.00%
	MRP*, 0.02%(a)	$16.11	26		$421	0.00%	10.27%	0.02%

FSA-102

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

Multimanager Core Bond
2019	MRP*, 0.02%(a)	$11.48	133		$1,526	2.14%	7.39%	0.02%
2018	MRP*, 0.02%(a)	$10.69	106		$1,135	2.72%	(0.47)%	0.02%
2017	MRP*, 0.02%(a)	$10.74	96		$1,032	2.07%	2.97%	0.02%
2016	MRP*, 0.03%(a)	$10.43	138		$1,440	2.12%	2.66%	0.03%
2015	MRP*, 0.02%(a)	$10.16	160		$1,629	2.06%	0.10%	0.02%

Multimanager Technology
2019	RIA*, 0.00%(a)	$575.99	—(b	)	$—	0.15%	37.87%	0.00%
	MRP*, 0.02%(a)	$54.57	127		$6,931	0.15%	37.84%	0.02%
2018	RIA*, 0.00%(a)	$417.78	—(b	)	$—	0.14%	2.29%	0.00%
	MRP*, 0.02%(a)	$39.59	146		$5,795	0.14%	2.27%	0.02%
2017	RIA*, 0.00%(a)	$408.41	—(b	)	$—	0.00%	39.12%	0.00%
	MRP*, 0.02%(a)	$38.71	178		$6,893	0.00%	39.09%	0.02%
2016	RIA*, 0.00%(a)	$293.56	—(b	)	$—	0.01%	8.94%	0.00%
	MRP*, 0.03%(a)	$27.83	174		$4,854	0.01%	8.92%	0.03%
2015	RIA*, 0.00%(a)	$269.46	—(b	)	$—	0.00%	6.29%	0.00%
	MRP*, 0.02%(a)	$25.55	179		$4,563	0.00%	6.24%	0.02%

Target 2015 Allocation
2019	MRP*, 0.02%(a)	$14.92	70		$1,037	1.74%	15.03%	0.02%
2018	MRP*, 0.02%(a)	$12.97	72		$930	1.39%	(4.35)%	0.02%
2017	MRP*, 0.02%(a)	$13.56	106		$1,444	1.31%	11.33%	0.02%
2016	MRP*, 0.03%(a)	$12.18	120		$1,458	1.13%	5.55%	0.03%
2015	MRP*, 0.02%(a)	$11.54	179		$2,063	1.02%	(1.95)%	0.02%

Target 2025 Allocation
2019	MRP*, 0.02%(a)	$16.41	129		$2,123	1.64%	19.43%	0.02%
2018	MRP*, 0.02%(a)	$13.74	156		$2,137	1.35%	(6.21)%	0.02%
2017	MRP*, 0.02%(a)	$14.65	245		$3,583	1.47%	15.45%	0.02%
2016	MRP*, 0.03%(a)	$12.69	228		$2,895	1.41%	7.36%	0.03%
2015	MRP*, 0.02%(a)	$11.82	218		$2,578	1.28%	(2.07)%	0.02%

Target 2035 Allocation
2019	MRP*, 0.02%(a)	$17.24	86		$1,489	1.55%	22.27%	0.02%
2018	MRP*, 0.02%(a)	$14.10	95		$1,338	1.22%	(7.18)%	0.02%
2017	MRP*, 0.02%(a)	$15.19	149		$2,269	1.38%	17.75%	0.02%
2016	MRP*, 0.03%(a)	$12.90	149		$1,919	1.45%	7.95%	0.03%
2015	MRP*, 0.02%(a)	$11.95	138		$1,646	1.28%	(2.05)%	0.02%

Target 2045 Allocation
2019	MRP*, 0.02%(a)	$17.65	121		$2,135	1.54%	24.38%	0.02%
2018	MRP*, 0.02%(a)	$14.19	126		$1,795	1.49%	(8.04)%	0.02%
2017	MRP*, 0.02%(a)	$15.43	120		$1,853	1.51%	19.71%	0.02%
2016	MRP*, 0.03%(a)	$12.89	109		$1,405	1.40%	8.59%	0.03%
2015	MRP*, 0.02%(a)	$11.87	112		$1,333	1.36%	(2.22)%	0.02%

Target 2055 Allocation
2019	MRP*, 0.02%(a)	$14.21	12		$167	1.45%	26.76%	0.02%
2018	MRP*, 0.02%(a)	$11.21	12		$136	1.18%	(8.79)%	0.02%
2017	MRP*, 0.02%(a)	$12.29	18		$226	1.62%	21.68%	0.02%
2016	MRP*, 0.03%(a)	$10.10	15		$154	2.47%	9.54%	0.03%
2015	MRP*, 0.02%(a)(c)	$9.22	4		$33	2.18%	(6.77)%	0.02%

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
2019	MRP*, 0.02%(a)	$11.10	268		$2,972	2.43%	8.61%	0.02%
2018	MRP*, 0.02%(a)(d)	$10.22	198		$2,026	0.00%	2.61%	0.02%

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
2019	MRP*, 0.02%(a)	$12.48	361		$4,506	1.45%	30.82%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.54	277		$2,646	0.00%	(7.56)%	0.02%

FSA-103

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Concluded)

December 31, 2019

8.	Financial Highlights (Concluded)

(a)	Contract charge as described in footnote 6 included in these financial statements.
(b)	Amount rounds to less than 500 units.
(c)	Units were made available on May 26, 2015.
(d)	Units were made available on May 15, 2018.
*	For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
**	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
***	For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
(+)	Rates charged for the year ended December 31, 2019 are reflected under “Contract Charges” shown for each unit value class in the Statement of Assets and Liabilities.
#	This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.

9.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2019 through April 20, 2020, the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

A.    Reorganization

The following Variable Investment Option will be involved in a planned reorganization (“Reorganization Plan”). If the shareholders approve the Reorganization Plan, it is anticipated that the Reorganization Plan will take place in early to mid-June 2020. The Reorganization Plan provides for the reorganization of certain Portfolio, where interests in certain Variable Investment Option (the “Surviving Portfolio”) will replace interests in the current investment option (the “Removed Portfolio”).

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
CharterSM Small Cap Value	1290 VT Small Cap Value

B.    Others

Subsequent to December 31, 2019, equity and financial markets have experienced significant volatility and interest rates have continued to decline due to the COVID-19 pandemic. AXA Equitable is currently unable to determine the extent of the impact of the pandemic to its operations and financial condition.

FSA-104

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

AXA Equitable Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of AXA Equitable Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for leases in 2019.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 12, 2020

We have served as the Company’s auditor since 1993.

F-1

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2019 AND 2018

	2019	2018
	(in millions, except share amounts)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $59,278 and $42,492)	$62,362	$41,915
Mortgage loans on real estate (net of valuation allowance of $0 and $7)	12,090	11,818
Real estate held for production of income (1)	27	52
Policy loans	3,270	3,267
Other equity investments (1)	1,149	1,144
Trading securities, at fair value	6,598	15,166
Other invested assets	2,129	1,554

Total investments	87,625	74,916
Cash and cash equivalents	1,492	2,622
Deferred policy acquisition costs	4,337	5,011
Amounts due from reinsurers	3,001	3,124
Loans to affiliates	1,200	600
GMIB reinsurance contract asset, at fair value	2,466	1,991
Current and deferred income taxes	224	438
Other assets	3,050	2,763
Separate Accounts assets	124,646	108,487

Total Assets	$228,041	$199,952

LIABILITIES
Policyholders’ account balances	$55,421	$46,403
Future policy benefits and other policyholders’ liabilities	33,976	29,808
Broker-dealer related payables	428	69
Securities sold under agreements to repurchase	—	573
Amounts due to reinsurers	105	113
Loans from affiliates	—	572
Other liabilities	1,768	1,460
Separate Accounts liabilities	124,646	108,487

Total Liabilities	$216,344	$187,485
Redeemable noncontrolling interest (2)	$39	$39
Commitments and contingent liabilities (Note 17)

EQUITY
Equity attributable to Equitable Life:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	7,809	7,807
Retained earnings	2,242	5,098
Accumulated other comprehensive income (loss)	1,592	(491)

Total equity attributable to Equitable Life	11,645	12,416
Noncontrolling interest	13	12

Total Equity	11,658	12,428

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$228,041	$199,952

(1)	See Note 2 for details of balances with variable interest entities.
(2)	See Note 20 for details of Redeemable noncontrolling interest.

See Notes to Consolidated Financial Statements.

F-2

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
REVENUES
Policy charges and fee income	$3,450	$3,523	$3,294
Premiums	936	862	904
Net derivative gains (losses)	(3,820)	(1,010)	894
Net investment income (loss)	3,298	2,478	2,441
Investment gains (losses), net:
Total other-than-temporary impairment losses	—	(37)	(13)
Other investment gains (losses), net	206	41	(112)

Total investment gains (losses), net	206	4	(125)

Investment management and service fees	1,022	1,029	1,007
Other income	56	65	41

Total revenues	5,148	6,951	8,456

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	4,119	3,005	3,473
Interest credited to policyholders’ account balances	1,127	1,002	921
Compensation and benefits	335	422	327
Commissions	629	620	628
Interest expense	4	34	23
Amortization of deferred policy acquisition costs	452	431	900
Other operating costs and expenses	912	2,918	635

Total benefits and other deductions	7,578	8,432	6,907

Income (loss) from continuing operations, before income taxes	(2,430)	(1,481)	1,549
Income tax (expense) benefit from continuing operations	584	446	1,210

Net income (loss) from continuing operations	(1,846)	(1,035)	2,759
Less: Net (income) loss from discontinued operations, net of taxes and noncontrolling interest	—	(114)	(85)

Net income (loss)	(1,846)	(921)	2,844
Less: Net income (loss) attributable to the noncontrolling interest	5	(3)	1

Net income (loss) attributable to Equitable Life	$(1,851)	$(918)	$2,843

See Notes to Consolidated Financial Statements.

F-3

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(1,846)	$(921)	$2,844

Other comprehensive income (loss) net of income taxes:
Change in unrealized gains (losses), net of reclassification adjustment	2,081	(1,230)	584
Changes in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	2	(4)	(5)
Other comprehensive income (loss) from discontinued operations	—	—	23

Total other comprehensive income (loss), net of income taxes	2,083	(1,234)	602

Comprehensive income (loss) attributable to Equitable Life	$237	$(2,155)	$3,446

See Notes to Consolidated Financial Statements.

F-4

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	Years Ended December 31,
	AXA Equitable Equity					Noncontrolling Interest
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total	Continuing Operations	Discontinued Operations	Total	Total Equity
	(in millions)
January 1, 2019	$2	$7,807	$5,098	$(491)	$12,416	$12	$—	$12	$12,428
Dividend to parent company	—	—	(1,005)	—	(1,005)	—	—	—	(1,005)
Net income (loss)	—	—	(1,851)	—	(1,851)	—	—	—	(1,851)
Other comprehensive income (loss)	—	—	—	2,083	2,083	—	—	—	2,083
Other	—	2	—	—	2	1	—	1	3

December 31, 2019	$2	$7,809	$2,242	$1,592	$11,645	$13	$—	$13	$11,658

January 1, 2018	$2	$6,859	$8,938	$598	$16,397	$19	$3,076	$3,095	$19,492
Cumulative effect of adoption of revenue recognition standard ASC 606	—	—	8	—	8	—	—	—	8
Cumulative effect of adoption of ASU 2018-12, Reclassification of Certain Tax Effects Attributable to Disposed Subsidiary	—	—	(83)	83	—	—	—	—	—
Transfer for Deferred tax asset in GMxB Unwind	—	1,209	—	—	1,209	—	—	—	1,209
Settlement of intercompany payables in GMxB Unwind	—	(297)	—	—	(297)	—	—	—	(297)
Distribution of disposed subsidiary	—	—	(1,175)	—	(1,175)	—	—	—	(1,175)
Transfer of accumulated other comprehensive income to discontinued operations	—	—	—	62	62	—	—	—	62
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	(2)	—	(2)	(2)
De-consolidation of real estate joint ventures	—	—	—	—	—	(8)	—	(8)	(8)
Dividend to parent company	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)
Transfer of AB Holding Units	—	—	—	—	—	—	(3,076)	(3,076)	(3,076)
Net income (loss)	—	—	(918)	—	(918)	3	—	3	(915)
Other comprehensive income (loss)	—	—	—	(1,234)	(1,234)	—	—	—	(1,234)
Other	—	36	—	—	36	—	—	—	36

December 31, 2018	$2	$7,807	$5,098	$(491)	$12,416	$12	$—	$12	$12,428

January 1, 2017	$2	$5,339	$6,095	$(4)	$11,432	$—	$3,096	$3,096	$14,528
Capital contribution from parent	—	1,500	—	—	1,500	—	—	—	1,500
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	1	—	1	1
Consolidation of real estate joint ventures	—	—	—	—	—	19	—	19	19
Repurchase of AB Holding units	—	—	—	—	—	—	(158)	(158)	(158)
Dividends paid to noncontrolling interest	—	—	—	—	—	—	(457)	(457)	(457)
Net income (loss)	—	—	2,843	—	2,843	(1)	485	484	3,327
Other comprehensive income (loss)	—	—	—	602	602	—	—	—	602
Other	—	20	—	—	20	—	110	110	130

December 31, 2017	$2	$6,859	$8,938	$598	$16,397	$19	$3,076	$3,095	$19,492

See Notes to Consolidated Financial Statements.

F-5

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
Cash flows from operating activities:
Net income (loss)(1)	$(1,846)	$(358)	$3,377
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,127	1,002	921
Policy charges and fee income	(3,450)	(3,523)	(3,294)
Net derivative (gains) losses	3,820	1,010	(870)
Investment (gains) losses, net	(206)	(3)	125
Realized and unrealized (gains) losses on trading securities	(429)	221	(166)
Non-cash long-term incentive compensation expense	3	218	185
Amortization of deferred cost of reinsurance asset	(7)	1,882	(84)
Amortization and depreciation	323	340	825
Cash received on the recapture of captive reinsurance	—	1,273	—
Equity (income) loss from limited partnerships	(73)	(120)	(157)
Changes in:
Net broker-dealer and customer related receivables/payables	4	838	(278)
Reinsurance recoverable	(183)	(390)	(1,018)
Segregated cash and securities, net	—	(345)	130
Capitalization of deferred policy acquisition costs	(648)	(597)	(578)
Future policy benefits	1,115	(284)	1,189
Current and deferred income taxes	(334)	(556)	(1,174)
Other, net	178	810	486

Net cash provided by (used in) operating activities	$(606)	$1,418	$(381)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$12,450	$8,935	$9,738
Mortgage loans on real estate	952	768	934
Trading account securities	10,209	9,298	9,125
Real estate joint ventures	5	139	—
Short-term investments	2,548	2,315	2,204
Other	253	190	228
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(28,537)	(11,110)	(12,465)
Mortgage loans on real estate	(1,240)	(1,642)	(2,108)
Trading account securities	(1,067)	(11,404)	(12,667)
Short-term investments	(2,762)	(1,852)	(2,456)
Other	(408)	(170)	(280)
Cash settlements related to derivative instruments	(961)	805	(1,259)
Repayments of loans to affiliates	300	900	—
Investment in capitalized software, leasehold improvements and EDP equipment	(65)	(115)	(100)
Purchase of business, net of cash acquired	—	—	(130)
Issuance of loans to affiliates	(900)	(1,100)	—
Cash disposed due to distribution of disposed subsidiary	—	(672)	—
Other, net	(55)	(91)	322

Net cash provided by (used in) investing activities	$(9,278)	$(4,806)	$(8,914)

See Notes to Consolidated Financial Statements.

F-6

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(CONTINUED)

	2019	2018	2017
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$12,283	$9,365	$9,334
Withdrawals	(4,641)	(4,496)	(3,926)
Transfer (to) from Separate Accounts	1,869	1,809	1,566
Proceeds from loans from affiliates	—	572	—
Change in short-term financings	—	(26)	53
Change in collateralized pledged assets	(69)	1	710
Change in collateralized pledged liabilities	1,359	(291)	1,108
(Decrease) increase in overdrafts payable	—	3	63
Repayment of loans from affiliates	(572)	—	—
Shareholder dividends paid	(1,005)	(1,672)	—
Repurchase of AB Holding Units	—	(267)	(220)
Purchases (redemptions) of noncontrolling interests of consolidated company-sponsored investment funds	19	(472)	120
Distribution to noncontrolling interest of consolidated subsidiaries	—	(610)	(457)
Increase (decrease) in securities sold under agreement to repurchase	(573)	(1,314)	(109)
Capital contribution from parent company	—	—	1,500
Other, net	84	11	(10)

Net cash provided by (used in) financing activities	$8,754	$2,613	$9,732

Effect of exchange rate changes on cash and cash equivalents	—	(12)	22

Change in cash and cash equivalents	(1,130)	(787)	459
Cash and cash equivalents, beginning of year	2,622	3,409	2,950

Cash and cash equivalents, end of year	$1,492	$2,622	$3,409

Cash and cash equivalents of disposed subsidiary:
Beginning of year	$—	$1,009	$1,006

End of year	$—	$—	$1,009

Cash and cash equivalents of continuing operations
Beginning of year	$2,622	$2,400	$1,944

End of year	$1,492	$2,622	$2,400

Supplemental cash flow information:
Interest paid	$(4)	$—	$(8)

Income taxes (refunded) paid	$(252)	$(8)	$(33)

See Notes to Consolidated Financial Statements.

F-7

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(CONTINUED)

	2019	2018	2017
	(in millions)

Cash flows of disposed subsidiary:
Net cash provided by (used in) operating activities	$—	$1,137	$715
Net cash provided by (used in) investing activities	—	(102)	(297)
Net cash provided by (used in) financing activities	—	(1,360)	(437)
Effect of exchange rate changes on cash and cash equivalents	—	(12)	22

Non-cash transactions:
Continuing operations
(Settlement) issuance of long-term debt	$—	$(202)	$202

Transfer of assets to reinsurer	$—	$(604)	$—

Repayments of loans from affiliates	$—	$300	$—

Disposal of subsidiary
Assets disposed	$—	$9,156	$—
Liabilities disposed	—	4,914	—

Net assets disposed	—	4,242	—
Cash disposed	—	672	—

Net non-cash disposed	$—	$3,570	$—

(1)

Net income (loss) includes $0, $564 million and $533 million in 2019, 2018 and 2017, respectively, of the discontinued operations that are not included in Net income (loss) in the Consolidated Statements of Income (Loss).

See Notes to Consolidated Financial Statements.

F-8

AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1)	ORGANIZATION

Consolidation

AXA Equitable Life Insurance Company’s (“Equitable Life” and, collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Holdings”). Prior to the closing of the initial public offering of shares of Holdings’ common stock on May 14, 2018 (the “IPO”), Holdings was a wholly-owned subsidiary of AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty, and health insurance and asset management. As of December 31, 2019, AXA owns less than 10% of the outstanding common stock of Holdings.

In March 2018, AXA contributed its 0.5% minority interest in AXA Financial, Inc. (“AXA Financial”) to Holdings, increasing Holdings’ ownership of AXA Financial to 100%. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity (the “AXA Financial Merger”). As a result of the AXA Financial Merger, Holdings assumed all of AXA Financial’s liabilities, including two assumption agreements under which it legally assumed primary liability for certain employee benefit plans of Equitable Life and various guarantees for its subsidiaries.

Discontinued Operations

In the fourth quarter of 2018, the Company transferred its economic interest in the business of AllianceBernstein Holding L.P. (“AB Holding”), AllianceBernstein L.P. (“ABLP”) AllianceBernstein Corporation and their subsidiaries (collectively, “AB”) to a newly created wholly-owned subsidiary of Holdings (the “AB Business Transfer”). The results of AB are reflected in the Company’s consolidated financial statements as a discontinued operation and, therefore, are presented as Assets of disposed subsidiary, Liabilities of disposed subsidiary on the consolidated balance sheets and Net income (loss) from discontinued operations, net of taxes, on the consolidated statements of income (loss). Intercompany transactions between the Company and AB prior to the AB Business Transfer have been eliminated. Ongoing service transactions will be reported as related party transactions going forward. See Note 19 for information on discontinued operations and transactions with AB.

As a result of the AB Business Transfer, we have reassessed the Company’s segment structure and concluded that the Company operates as a single reportable segment as information on a more segmented basis is not evaluated by the Chief Operating Decision Maker and as such there is only a single reporting segment.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities (“VIEs”) that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

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All significant intercompany transactions and balances have been eliminated in consolidation. The years “2019”, “2018” and “2017” refer to the years ended December 31, 2019, 2018 and 2017, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2016-02: Leases (Topic 842)
This ASU contains revised guidance to lease accounting that requires lessees to recognize on the balance sheet a “right-of-use” asset and a lease liability for virtually all lease arrangements, including those embedded in other contracts. Lessor accounting remains substantially unchanged from the current model but has been updated to align with certain changes made to the lessee model.	On January 1, 2019, the Company adopted the new leases standard using the simplified modified retrospective transition method, as of the adoption date. Prior comparable periods were not adjusted or presented under this method. We applied several practical expedients offered by ASC 842 upon adoption of this standard. These included continuing to account for existing leases based on judgment made under legacy U.S. GAAP as it relates to determining classification of leases, unamortized initial direct costs and whether contracts are leases or contain leases. We also used the practical expedient to use hindsight in determining lease terms (using knowledge and expectations as of the standard’s adoption date instead of the previous assumptions under legacy U.S. GAAP) and evaluated impairment of our right-of-use (“RoU”) assets in the transition period (using most up-to-date information.) Adoption of this standard resulted in the recognition, as of January 1, 2019, of additional RoU operating lease assets of $347 million reported in Other assets and operating lease liabilities of $439 million reported in Other liabilities in accompanying consolidated balance sheets. The operating RoU assets recognized as of January 1, 2019 are net of deferred rent of $58 million and liabilities associated with previously recognized impairments of $34 million. See Note 10 for additional information.
ASU 2017-08: Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20)
This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date and is intended to better align interest income recognition with the manner in which market participants price these instruments.	On January 1, 2019, the Company adopted the new guidance on accounting for certain premiums on callable debt securities. As the Company’s existing accounting practices aligned with the guidance in the ASU, adoption of the new standard did not have a material impact on the Company’s consolidated financial statements.
ASU 2017-12: Derivatives and Hedging (Topic 815), as clarified and amended by ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses; Topic 815, Derivatives and Hedging; and Topic 825, Financial Instruments
The amendments in these ASUs better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.	On January 1, 2019, the Company adopted the new hedging guidance. Adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

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Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2016-13: Financial Instruments — Credit Losses (Topic 326), as clarified and amended by ASU 2018-19: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-05: Financial Instruments — Credit Losses (Topic 326) Targeted Transition Relief, ASU 2019-11: Codification Improvements to Topic 326, Financial Instruments-Credit Losses

ASU 2016-13 contains new guidance which introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. ASU 2019-05 provides entities that have instruments within the scope of Subtopic 326-20 an option to irrevocably elect the fair value option on an instrument-by instrument basis upon adoption of Topic 326.

ASU 2018-19, ASU 2019-04 and ASU 2019-11, clarified the codification guidance and did not materially change the standard.

	Effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. These amendments should be applied through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective.	The Company will implement its updated expected credit loss models, processes and controls related to the identified financial assets that fall within the scope of the new standard as of the date of adoption, January 1, 2020. Management currently anticipates that the standard will have the most impact to its commercial and agricultural mortgage loan portfolios. Based on current economic conditions, the structure and size of the Company’s loan portfolio and other assets impacted by the standard as of December 31, 2019, the Company expects application of the current expected credit loss requirements will result in an immaterial reduction to retained earnings as of the date of adoption.

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Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2019-09: Financial Services — Insurance (Topic 944): Effective Date

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update, cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. Interest rates used to discount the liability will need to be updated quarterly using an upper medium grade (low credit risk) fixed-income instrument yield.

Measurement of market risk benefits (“MRBs”). MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk. The ASU requires MRBs to be measured at fair value with changes in value attributable to changes in instrument-specific credit risk recognized in OCI.

Amortization of deferred policy acquisition costs. The ASU simplifies the amortization of deferred policy acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts. Deferred costs will be required to be written off for unexpected contract terminations but will not be subject to impairment testing.

Expanded footnote disclosures. The ASU requires additional disclosures including disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, MRBs, Separate Account liabilities and deferred policy acquisition costs. Companies will also be required to disclose information about significant inputs, judgements, assumptions and methods used in measurement.

In November 2019, ASU 2019-09 was issued which modified ASU 2018-12 to be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2021. Early adoption is permitted.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

For deferred policy acquisition costs,

companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for the liability for future policyholder benefits for traditional and limited payment contracts.

The Company is currently evaluating the impact that adoption of this guidance will have on the Company’s consolidated financial statements, however the adoption of the ASU is expected to have a significant impact on the Company’s consolidated financial condition, results of operations, cash flows and required disclosures, as well as processes and controls.

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Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-13: Fair Value Measurement (Topic 820)
This ASU improves the effectiveness of fair value disclosures in the notes to financial statements. Amendments in this ASU modify disclosure requirements in Topic 820, including the removal, modification and addition to existing disclosure requirements.	Effective for fiscal years beginning after December 15, 2019. Early adoption is permitted, with the option to early adopt amendments to remove or modify disclosures, with full adoption of additional disclosure requirements delayed until the stated effective date. Amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively. All other amendments should be applied retrospectively.	The Company elected to early adopt during 2019 the removed disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements. The Company will delay adoption of the additional disclosures until their effective date on January 1, 2020.
ASU 2018-17: Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities
This ASU provides guidance requiring that indirect interests held through related parties in common control arrangements be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.	Effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. All entities are required to apply the amendments in this update retrospectively with a cumulative-effect adjustment to retained earnings at the beginning of the earliest period presented.	The Company will adopt this new standard effective for January 1, 2020. Management does not expect the adoption of this standard to materially impact the Company’s financial position or results of operations.
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes
This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	Effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted.	The Company is currently evaluating the impact adopting the guidance will have on the company’s consolidated financial statements, however the adoption is not expected to materially impact the Company’s financial position, results of operations, or cash flows.

Investments

The carrying values of fixed maturities classified as available-for-sale (“AFS”) are reported at fair value. Changes in fair value are reported in other comprehensive income (“OCI”). The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts (“REIT”), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this

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review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity and continued viability of the issuer.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Real estate held for the production of income is stated at depreciated cost less valuation allowances. Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a one month or one-quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

Corporate owned life insurance (“COLI”) has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2019 and 2018, the carrying value of COLI was $942 million and $873 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade-date basis.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

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Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within Other invested assets or as liabilities within Other liabilities. The Company nets the fair value of all derivative financial instruments with counterparties for which an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) and related Credit Support Annex (“CSA”) have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in Net derivative gains (losses) without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Securities Repurchase and Reverse Repurchase Agreements

Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company’s securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company’s securities repurchase arrangements are reported in the consolidated statements of income (loss) as Net investment income and the associated borrowing cost is reported as Interest expense. The Company has not actively engaged in securities reverse repurchase transactions.

Commercial and Agricultural Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts, premiums and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management’s judgment in determining allowance for credit losses include the following:

•

Loan-to-value ratio — Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

•	Debt service coverage ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•

Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•

Maturity — Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower’s ability to refinance the debt and/or pay off the balloon balance.

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•	Borrower/tenant related issues — Financial concerns, potential bankruptcy or words or actions that indicate imminent default or abandonment of property.

•	Payment status (current vs. delinquent) — A history of delinquent payments may be a cause for concern.

•	Property condition — Significant deferred maintenance observed during the lenders annual site inspections.

•	Other — Any other factors such as current economic conditions may call into question the performance of the loan.

Mortgage loans also are individually evaluated quarterly by the Company’s IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problem mortgages but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

For problem mortgage loans, a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan-specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as Investment gains (losses), net.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in Net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. See Note 7 for additional information regarding determining the fair value of financial instruments.

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Recognition of Insurance Income and Related Expenses

Deposits related to universal life (“UL”) and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to Amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

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A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a Reversion to the Mean (“RTM”) approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2019, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% (2.3% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2019, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.6% grading to 4.3% over six years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in “Policyholders’ dividends,” for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

F-18

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as Premiums ceded (assumed); and Amounts due from reinsurers (Amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, Policy charges and fee income and Policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in Net derivative gains (losses).

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholder Bonus Interest Credits

Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets in the consolidated balance sheets and amortization is included in Interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

F-19

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.5% to 6.3% (weighted average of 5.0%) for approximately 99.2% of life insurance liabilities and from 1.5% to 5.5% (weighted average of 4.1%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income (“DI”) reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

Obligations arising from funding agreements are also reported in Policyholders’ account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York (“FHLBNY”), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits (“GMDB”) and/or contain a guaranteed minimum living benefit (“GMLB,” and together with GMDB, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit (“GMIB”) base. The Company previously issued certain variable annuity products with and guaranteed income benefit (“GIB”) features, guaranteed withdrawal benefit for life (“GWBL”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). These reserves are recorded within Future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIB feature with a no-lapse guarantee rider (“GMIBNLG”), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) are considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years.

F-20

This pattern of profits followed by losses is exhibited in our variable interest-sensitive life (“VISL”) business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these Profits Followed by Losses (“PFBL”) using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives

Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums and recoveries and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in Net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in Future policyholders’ benefits and other policyholders’ liabilities and embedded derivatives in ceded reinsurance contracts are reported in the GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in Policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss). For 2019, 2018 and 2017, investment results of such Separate Accounts were gains (losses) of $22.9 billion, and $(7.2) billion and $16.7 billion, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues or expenses. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

F-21

The Company reports the General Account’s interests in Separate Accounts as Other trading in the consolidated balance sheets.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in Other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Internal-use Software

Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized software costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized internal-use software, net of accumulated amortization, amounted to $126 million and $115 million at December 31, 2019 and 2018, respectively, and is recorded in Other assets in the Consolidated balance sheets. Amortization of capitalized internal-use software in 2019, 2018 and 2017 was $36 million, $35 million and $37 million, respectively, recorded in other Operating costs and expenses in the consolidated statements of income (loss).

Long-term Debt

Liabilities for long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within Interest expense in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as Investment management and service fees in the Company’s consolidated statements of income (loss) are investment management and administrative service fees earned by AXA Equitable Funds Management Group, LLC (“Equitable FMG”) as well as certain asset-based fees associated with insurance contracts.

F-22

Equitable FMG provides investment management and administrative services, such as fund accounting and compliance services, to AXA Premier VIP Trust (“Equitable Premier VIP Trust”), EQ Advisors Trust (“EQAT”) and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of assets under management (“AUM”), are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in Other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and Equitable Trust shares to Separate Accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and Equitable Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the net asset value (“NAV”) of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as Investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as Other Income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s subsidiary broker-dealer operations and sales commissions from the Company’s general agent for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

Discontinued Operations

The results of operations of a component of the Company that has been disposed of are reported in discontinued operations if certain criteria are met; such as if the disposal represents a strategic shift that has or will have a major effect

F-23

on the Company’s operations and financial results. The results of AB for the year ended December 31, 2019, are reported in the Company’s consolidated statements of income (loss) as Net income (loss) from discontinued operations, net of taxes and noncontrolling interest. Intercompany transactions between the Company and AB prior to the disposal have been eliminated. See Note 19 for information on discontinued operations and transactions with AB.

Accounting and Consolidation of Variable Interest Entities (“VIEs”)

For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations (“CDOs”)), the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management (“AUM”) to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

At December 31, 2019 and 2018, respectively, the Company held approximately $1.1 billion and $1.1 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are $160.2 billion and $166.1 billion at December 31, 2019 and 2018, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1.1 billion and $1.1 billion and approximately $1.1 billion and $916 million of unfunded commitments at December 31, 2019 and 2018, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Redeemable noncontrolling interests are presented in mezzanine equity and non-redeemable noncontrolling interests are presented within permanent equity.

At December 31, 2019 and 2018, the Company consolidated one real estate joint venture for which it was identified as the primary beneficiary under the VIE model. The consolidated entity is jointly owned by Equitable Life and AXA France and holds an investment in a real estate venture. Included in the Company’s consolidated balance sheets at December 31, 2019 and 2018 are total assets of $32 million and $36 million, respectively related to this VIE, primarily resulting from the consolidated presentation of Real estate held for production of income. In addition, Real estate held for production of income reflects $(5) million as related to one non-consolidated joint venture at December 31, 2019 and $16 million income as related to two non-consolidated joint ventures at December 31, 2018.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and deferred sales inducement assets (“DSI”). As a result of this review, some assumptions were updated, resulting in increases and decreases in the carrying values of these product liabilities and assets.

F-24

The net impact of assumption changes in the third quarter of 2019 decreased Policy charges and fee income by $11 million, increased Policyholders’ benefits by $886 million, increased Net derivative losses by $548 million, decreased Interest credited to policyholders’ account balances by $14 million and decreased the Amortization of DAC by $77 million. This resulted in a decrease in Income (loss) from operations, before income taxes of $1.4 billion and decreased Net income (loss) by $1.1 billion. There was no material impact from model changes during the third quarter of 2019 to our Income (loss) from continuing operations, before income taxes or Net income (loss).

The net impact of assumption changes in the third quarter of 2018 decreased Policy charges and fee income by $12 million, decreased Policyholders’ benefits by $684 million, increased Net derivative losses by $1.1 billion, and decreased the Amortization of DAC by $165 million. This resulted in a decrease in the third quarter of 2018 in Income (loss) from operations, before income taxes of $228 million and decreased Net income (loss) by approximately $187 million. There was no material impact from model changes during the third quarter of 2018 to our Income (loss) from continuing operations, before income taxes or Net income (loss).

The net impact of assumption changes in 2017 increased Policyholders’ benefits by $23 million, decreased the Amortization of DAC by $247 million, decreased Policy charges and fee income by $88 million, increased the fair value of our GMIB reinsurance asset by $1.5 billion and decreased the fair value of the GMIBNLG liability by $447 million. This resulted in an increase in Income (loss) from operations, before income taxes of $1.7 billion and increased Net income by approximately $1.1 billion.

3)	INVESTMENTS

Fixed Maturities

The following tables provide information relating to fixed maturities classified as available-for-sale (“AFS”).

Available-for-Sale Fixed Maturities by Classification

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
December 31, 2019:
Fixed Maturities:
Corporate(1)	$42,347	$2,178	$61	$44,464	$—
U.S. Treasury, government and agency	14,385	1,151	305	15,231	—
States and political subdivisions	584	68	3	649	—
Foreign governments	460	35	5	490	—
Residential mortgage-backed(2)	161	12	—	173	—
Asset-backed(3)	843	3	2	844	—
Redeemable preferred stock	498	18	5	511	—

Total at December 31, 2019	$59,278	$3,465	$381	$62,362	$—

December 31, 2018:
Fixed Maturities:
Corporate(1)	$26,690	$385	$699	$26,376	$—
U.S. Treasury, government and agency	13,646	143	454	13,335	—
States and political subdivisions	408	47	1	454	—
Foreign governments	515	17	13	519	—
Residential mortgage-backed(2)	193	9	—	202	—
Asset-backed(3)	600	1	11	590	2
Redeemable preferred stock	440	16	17	439	—

Total at December 31, 2018	$42,492	$618	$1,195	$41,915	$2

(1)	Corporate fixed maturities include both public and private issues.

F-25

(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)	Amounts represent OTTI losses in AOCI, which were not included in Net income (loss).

The contractual maturities of AFS fixed maturities at December 31, 2019 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of Available-for-Sale Fixed Maturities

	Amortized Cost	Fair Value
	(in millions)
December 31, 2019:
Due in one year or less	$3,729	$3,745
Due in years two through five	13,266	13,663
Due in years six through ten	16,527	17,606
Due after ten years	24,254	25,820

Subtotal	57,776	60,834
Residential mortgage-backed securities	161	173
Asset-backed securities	843	844
Redeemable preferred stock	498	511

Total at December 31, 2019	$59,278	$62,362

The following table shows proceeds from sales, gross gains (losses) from sales for AFS fixed maturities for the years ended December 31, 2019, 2018 and 2017:

Proceeds and Gains (Losses) on Sales for Available-for-Sale Fixed Maturities

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Proceeds from sales	$8,702	$7,136	$7,232

Gross gains on sales	$229	$145	$98

Gross losses on sales	$(28)	$(103)	$211

Total OTTI	$—	$(37)	$(13)
Non-credit losses recognized in OCI	—	—	—

Credit losses recognized in net income (loss)	$—	$(37)	$(13)

F-26

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts:

Available-for-Sale Fixed Maturities — Credit Loss Impairments

	Years Ended December 31,
	2019	2018
	(in millions)
Balance at January 1,	$(46)	$(10)
Previously recognized impairments on securities that matured, paid, prepaid or sold	31	1
Recognized impairments on securities impaired to fair value this period(1)	—	—
Impairments recognized this period on securities not previously impaired	—	(37)
Additional impairments this period on securities previously impaired	—	—
Increases due to passage of time on previously recorded credit losses	—	—
Accretion of previously recognized impairments due to increases in expected cash flows	—	—

Balance at December 31,	$(15)	$(46)

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Net unrealized investment gains (losses) on fixed maturities classified as AFS are included in the consolidated balance sheets as a component of AOCI.

Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI:

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2019	$(577)	$39	$(55)	$125	$(468)
Net investment gains (losses) arising during the period	3,872	—	—	—	3,872
Reclassification adjustment:
Included in Net income (loss)	(211)	—	—	—	(211)
Excluded from Net income (loss)(1)	—	—	—	—	—
Impact of net unrealized investment gains (losses) on:
DAC	—	(870)	—	—	(870)
Deferred income taxes	—	—	—	(558)	(558)
Policyholders’ liabilities	—	—	(137)	—	(137)

Net unrealized investment gains (losses) excluding OTTI losses	3,084	(831)	(192)	(433)	1,628
Net unrealized investment gains (losses) with OTTI losses	—	—	—	—	—

Balance, December 31, 2019	$3,084	$(831)	$(192)	$(433)	$1,628

F-27

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2018	$1,526	$(315)	$(232)	$(300)	$679
Net investment gains (losses) arising during the period	(2,098)	—	—	—	(2,098)
Reclassification adjustment:
Included in Net income (loss)	(5)	—	—	—	(5)
Excluded from Net income (loss)(1)	—	—	—	—	—
Impact of net unrealized investment gains (losses) on:
DAC	—	354	—	—	354
Deferred income taxes(2)	—	—	—	425	425
Policyholders’ liabilities	—	—	177	—	177

Net unrealized investment gains (losses) excluding OTTI losses	(577)	39	(55)	125	(468)
Net unrealized investment gains (losses) with OTTI losses	—	—	—	—	—

Balance, December 31, 2018	$(577)	$39	$(55)	$125	$(468)

(1)	Represents “transfers out” related to the portion of OTTI losses during the period that were not recognized in Net income (loss) for securities with no prior OTTI loss.
(2)	Includes a $86 million income tax benefit from the impact of adoption of ASU 2018-02.

The following tables disclose the fair values and gross unrealized losses of the 390 securities at December 31, 2019 and the 1,471 securities at December 31, 2018 that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

Continuous Gross Unrealized Losses for Available-for-Sale Fixed Maturities

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2019:
Fixed Maturities:
Corporate	$2,669	$41	$366	$20	$3,035	$61
U.S. Treasury, government and agency	4,245	305	2	—	4,247	305
States and political subdivisions	123	3	—	—	123	3
Foreign governments	11	—	47	5	58	5
Asset-backed	319	—	201	2	520	2
Redeemable preferred stock	29	—	49	5	78	5

Total	$7,396	$349	$665	$32	$8,061	$381

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	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2018:
Fixed Maturities:
Corporate	$8,369	$306	$6,161	$393	$14,530	$699
U.S. Treasury, government and agency	2,636	68	3,154	386	5,790	454
States and political subdivisions	—	—	19	1	19	1
Foreign governments	109	3	76	10	185	13
Residential mortgage-backed	—	—	13	—	13	—
Asset-backed	558	11	6	—	564	11
Redeemable preferred stock	160	12	31	5	191	17

Total	$11,832	$400	$9,460	$795	$21,292	$1,195

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.6% of total corporate securities. The largest exposures to a single issuer of corporate securities held at December 31, 2019 and 2018 were $279 million and $210 million, respectively, representing 2.4% and 1.7% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners (“NAIC”) designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2019 and 2018, respectively, approximately $1.4 billion and $1.2 billion, or 2.3% and 2.9%, of the $59.3 billion and $42.5 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $21 million and $30 million at December 31, 2019 and 2018, respectively.

At December 31, 2019 and 2018, respectively, the $32 million and $795 million of gross unrealized losses of twelve months or more were concentrated in corporate and U.S. Treasury, government and agency securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either December 31, 2019 or 2018. At December 31, 2019, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

At December 31, 2019 and 2018, respectively, the fair value of the Company’s trading account securities was $6.6 billion and $15.2 billion. At December 31, 2019 and 2018, respectively, trading account securities included the General Account’s investment in Separate Accounts, which had carrying values of $58 million and $48 million.

Mortgage Loans

The payment terms of mortgage loans may from time to time be restructured or modified.

At December 31, 2019 and 2018, the carrying values of problem commercial mortgage loans on real estate that had been classified as non-accrual loans were $0 million and $19 million, respectively.

Allowances for credit losses for commercial mortgage loans were $0 million and $7 million for the years ended December 31, 2019 and 2018, respectively. There were no allowances for credit losses for agricultural mortgage loans in 2019 and 2018.

F-29

The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2019 and 2018. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios

	Debt Service Coverage Ratio(1)
Loan-to-Value Ratio(2):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total Mortgage Loans
	(in millions)
December 31, 2019:
Commercial Mortgage Loans:
0% - 50%	$887	$38	$214	$24	$—	$—	$1,163
50% - 70%	4,097	1,195	1,118	795	242	—	7,447
70% - 90%	251	98	214	154	46	—	763
90% plus	—	—	—	—	—	—	—

Total Commercial Mortgage Loans	$5,235	$1,331	$1,546	$973	$288	$—	$9,373

Agricultural Mortgage Loans:
0% - 50%	$322	$104	$241	$545	$321	$50	$1,583
50% - 70%	82	87	236	426	251	33	1,115
70% - 90%	—	—	—	19	—	—	19
90% plus	—	—	—	—	—	—	—

Total Agricultural Mortgage Loans	$404	$191	$477	$990	$572	$83	$2,717

Total Mortgage Loans:
0% - 50%	$1,209	$142	$455	$569	$321	$50	$2,746
50% - 70%	4,179	1,282	1,354	1,221	493	33	8,562
70% - 90%	251	98	214	173	46	—	782
90% plus	—	—	—	—	—	—	—

Total Mortgage Loans	$5,639	$1,522	$2,023	$1,963	$860	$83	$12,090

December 31, 2018:
Commercial Mortgage Loans:
0% - 50%	$780	$21	$247	$24	$—	$—	$1,072
50% - 70%	4,908	656	1,146	325	151	—	7,186
70% - 90%	260	—	117	370	98	—	845
90% plus	—	—	—	27	—	—	27

Total Commercial Mortgage Loans	$5,948	$677	$1,510	$746	$249	$—	$9,130

Agricultural Mortgage Loans:
0% - 50%	$282	$147	$267	$543	$321	$51	$1,611
50% - 70%	112	46	246	379	224	31	1,038
70% - 90%	—	—	—	19	27	—	46
90% plus	—	—	—	—	—	—	—

Total Agricultural Mortgage Loans	$394	$193	$513	$941	$572	$82	$2,695

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	Debt Service Coverage Ratio(1)
Loan-to-Value Ratio(2):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total Mortgage Loans
	(in millions)

Total Mortgage Loans:
0% - 50%	$1,062	$168	$514	$567	$321	$51	$2,683
50% - 70%	5,020	702	1,392	704	375	31	8,224
70% - 90%	260	—	117	389	125	—	891
90% plus	—	—	—	27	—	—	27

Total Mortgage Loans	$6,342	$870	$2,023	$1,687	$821	$82	$11,825

(1)	The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
(2)	The loan-to-value ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually.

The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2019 and 2018, respectively:

Age Analysis of Past Due Mortgage Loans

	30-59 Days	60-89 Days	90 Days or More	Total	Current	Total Financing Receivables	Recorded Investment 90 Days or More and Accruing
	(in millions)
December 31, 2019:
Commercial	$—	$—	$—	$—	$9,373	$9,373	$—
Agricultural	57	1	66	124	2,593	2,717	66

Total Mortgage Loans	$57	$1	$66	$124	$11,966	$12,090	$66

December 31, 2018:
Commercial	$—	$—	$27	$27	$9,103	$9,130	$—
Agricultural	18	8	42	68	2,627	2,695	40

Total Mortgage Loans	$18	$8	$69	$95	$11,730	$11,825	$40

Net Investment Income (Loss)

The following table breaks out Net investment income (loss) by asset category:

	Years Ended December 31
	2019	2018	2017
	(in millions)

Fixed maturities	$1,902	$1,540	$1,365
Mortgage loans on real estate	540	494	453
Real estate held for the production of income	(2)	(6)	2
Other equity investments	74	123	169
Policy loans	198	201	205
Trading securities	712	128	258
Other investment income	18	69	54

Gross investment income (loss)	3,442	2,549	2,506
Investment expenses	(144)	(71)	(65)

Net investment income (loss)	$3,298	$2,478	$2,441

F-31

Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the Consolidated Statements of Income (Loss). The table below shows a breakdown of Net investment income (loss) from trading account securities during the years ended December 31, 2019, 2018 and 2017:

Net Investment Income (Loss) from Trading Securities

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$422	$(174)	$63
Net investment gains (losses) recognized on securities sold during the period	7	(24)	(19)
Unrealized and realized gains (losses) on trading securities	429	(198)	44
Interest and dividend income from trading securities	283	326	214

Net investment income (loss) from trading securities	$712	$128	$258

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Fixed maturities	$203	$6	$(130)
Mortgage loans on real estate	(1)	—	2
Real estate held for the production of income	3	—	—
Other equity investments	—	—	3
Other	1	(2)	—

Investment gains (losses), net	$206	$4	$(125)

For the years ended December 31, 2019, 2018 and 2017, respectively, investment results passed through to certain participating group annuity contracts as Interest credited to policyholders’ account balances totaled $2 million, $3 million and $3 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of Treasury Inflation-Protected Securities (“TIPS”), which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The Company bought interest rate swaptions during the second quarter of 2019 to reduce the impact of unfavorable changes in interest rates. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

F-32

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of the GMIB features is accounted for as a derivative.

The Company has in place an economic hedge program using interest rate swaps and treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the Structured Capital Strategies (“SCS”) variable annuity, Structured Investment Option in the EQUI-VEST variable annuity series (“SIO”), Market Stabilizer Option (“MSO”) in the variable life insurance products and Indexed Universal Life (“IUL”) insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used to Hedge Universal Life Products with Secondary Guarantee (“ULSG”) Policy

The Company implemented a hedge program using fixed income total return swaps to mitigate the interest rate exposure in ULSG statutory liability.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps (“CDSs”). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or

F-33

less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDSs in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty’s option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The Standard North American CDS Contract (“SNAC”) or Standard European Corporate Contract (“STEC”) under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

In June 2019, the Company terminated a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. The Company terminated $3.9 billion, in notional, of total return swaps reported in other invested assets in the Company’s balance sheet. The terminated total return swaps had a gain of $121 million.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

Derivative Instruments by Category

	At December 31, 2019
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2019
	(in millions)
Freestanding Derivatives(1)(2):
Equity contracts:
Futures	$3,510	$—	$—	$(1,294)
Swaps	17,064	9	279	(2,405)
Options	47,766	5,080	1,749	2,211
Interest rate contracts:
Swaps	23,700	467	523	2,037
Futures	20,424	—	—	139
Swaptions	3,201	16	—	(35)
Credit contracts:
Credit default swaps	1,232	18	—	16

F-34

	At December 31, 2019
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2019
	(in millions)
Other freestanding contracts:
Foreign currency contracts	$501	$3	$—	$(9)
Margin	—	140	—	—
Collateral	—	72	3,001	—

Embedded Derivatives(2):
GMIB reinsurance contracts	—	2,466	—	500
GMxB derivative features liability(3)	—	—	8,246	(2,428)
SCS, SIO, MSO and IUL indexed features(4)	—	—	3,150	(2,552)

Total	$117,398	$8,271	$16,948	$(3,820)

(1)	Reported in Other invested assets in the consolidated balance sheets.
(2)	Reported in Net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	SCS, SIO, MSO and IUL indexed features are reported in Policyholders’ account balances in the consolidated balance sheets.

Derivative Instruments by Category

	At December 31, 2018
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2018
	(in millions)
Freestanding Derivatives(1)(2):
Equity contracts:
Futures	$10,411	$—	$—	$550
Swaps	7,697	140	168	675
Options	21,698	2,119	1,163	(899)
Interest rate contracts:
Swaps	27,003	632	194	(456)
Futures	11,448	—	—	118
Credit contracts:
Credit default swaps	1,282	17	—	(3)
Other freestanding contracts:
Foreign currency contracts	2,097	27	14	6
Margin	—	7	5	—
Collateral	—	3	1,564	—

Embedded Derivatives(2):
GMIB reinsurance contracts	—	1,991	—	(1,068)
GMxB derivative features liability(3)	—	—	5,431	(786)
SCS, SIO, MSO and IUL indexed features(4)	—	—	687	853

Total	$81,636	$4,936	$9,226	$(1,010)

(1)	Reported in Other invested assets in the consolidated balance sheets.

F-35

(2)	Reported in Net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	SCS, SIO, MSO and IUL indexed features are reported in Policyholders’ account balances in the consolidated balance sheets.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts at December 31, 2019 are exchange-traded and net settled daily in cash. At December 31, 2019, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $58 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $165 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East (“EAFE”) indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $60 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its over-the-counter (“OTC”) derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. At December 31, 2019 and 2018, respectively, the Company held $3.0 billion and $1.6 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in Other invested assets. The Company posted collateral of $72 million and $3 million at December 31, 2019 and 2018, respectively, in the normal operation of its collateral arrangements.

Securities Repurchase and Reverse Repurchase Transactions

Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. The Company’s securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements, respectively and are reported in the consolidated balance sheets on a gross basis. At December 31, 2019 and 2018, the balance outstanding under securities repurchase transactions was $0 million and $573 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see “Obligations under Funding Agreements” in Note 17 , Commitments and Contingent Liabilities.

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments at December 31, 2019:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

At December 31, 2019

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Total derivatives	$5,804	$5,429	$375	$(77)	$298
Other financial instruments	1,754	—	1,754	—	1,754

Other invested assets	$7,558	$5,429	$2,129	$(77)	$2,052

Liabilities:
Total derivatives	$5,474	$5,429	$45	$—	$45
Other financial liabilities	1,723	—	1,723	—	1,723

Other liabilities	$7,197	$5,429	$1,768	$—	$1,768

(1)	Includes primarily financial instrument sent (held).

F-36

The Company had no Securities sold under agreement to repurchase at December 31, 2019.

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments at December 31, 2018.

Offsetting of Financial Assets and Liabilities and Derivative Instruments

At December 31, 2018

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(4)	Net Amount
	(in millions)
Assets:
Total derivatives	$2,946	$2,912	$34	$—	$34
Other financial instruments	1,520	—	1,520	—	1,520

Other invested assets	$4,466	$2,912	$1,554	$—	$1,554

Liabilities:
Total derivatives	$3,109	$2,912	$197	$—	$197
Other financial liabilities	1,263	—	1,263	—	1,263

Other liabilities	$4,372	$2,912	$1,460	$—	$1,460

Securities sold under agreement to repurchase(1)(2)(3)	$571	$—	$571	$(588)	$(17)

(1)	Excludes expense of $2 million in Securities sold under agreement to repurchase on the consolidated balance sheets.
(2)	U.S. Treasury and agency securities are in Fixed maturities available-for-sale on the consolidated balance sheets.
(3)	Cash is included in Cash and cash equivalents on consolidated balance sheets.
(4)	Includes primarily financial instrument sent (held).

The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2018:

Repurchase Agreement Accounted for as Secured Borrowings

At December 31, 2018

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
	(in millions)
Securities sold under agreement to repurchase(1)
U.S. Treasury and agency securities	$—	$571	$—	$—	$571

Total	$—	$571	$—	$—	$571

(1)	Excludes expense of $2 million in Securities sold under agreement to repurchase on the consolidated balance sheets.

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

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Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York State Department of Financial Services (the “NYDFS”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2019	2018
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$6,478	$6,709
Policyholder dividend obligation	2	—
Other liabilities	38	47

Total Closed Block liabilities	6,518	6,756

Assets Designated to the Closed Block:
Fixed maturities available-for-sale, at fair value (amortized cost of $3,558 and $3,680)	3,754	3,672
Mortgage loans on real estate, net of valuation allowance of $— and $—	1,759	1,824
Policy loans	706	736
Cash and other invested assets	82	76
Other assets	145	179

Total assets designated to the Closed Block	6,446	6,487

Excess of Closed Block liabilities over assets designated to the Closed Block	72	269
Amounts included in Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $(2) and $0; and net of income tax: $41 and $0	164	8

Maximum future earnings to be recognized from closed block assets and liabilities	$236	$277

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The Company’s Closed Block revenues and expenses were as follows:

	Years ended December 31,
	2019	2018	2017
	(in millions)
Revenues:
Premiums and other income	$182	$194	$224
Net investment income (loss)	278	291	314
Investment gains (losses), net	(1)	(3)	(20)

Total revenues	459	482	518

Benefits and Other Deductions:
Policyholders’ benefits and dividends	439	471	537
Other operating costs and expenses	2	3	2

Total benefits and other deductions	441	474	539

Net income (loss), before income taxes	18	8	(21)
Income tax (expense) benefit	(2)	(3)	(36)

Net income (loss)	$16	$5	$(57)

A reconciliation of the Company’s policyholder dividend obligation follows:

	December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$—	$19	$52
Unrealized investment gains (losses)	2	(19)	(33)

Balance, end of year	$2	$—	$19

6)	DAC AND POLICYHOLDER BONUS INTEREST CREDITS

Changes in the deferred policy acquisition cost asset for the years ended December 31, 2019, 2018 and 2017 were as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$5,011	$4,492	$5,025
Capitalization of commissions, sales and issue expenses	648	597	578
Amortization:
Impact of assumptions updates and model changes	77	165	(247)
All other	(529)	(596)	(653)

Total amortization	(452)	(431)	(900)

Change in unrealized investment gains and losses	(870)	353	(211)

Balance, end of year	$4,337	$5,011	$4,492

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The deferred asset for policyholder bonus interest credits is reported in Other assets in the Consolidated balance sheets and changes in the deferred asset for policyholder bonus interest credits are reported in Interest credited to policyholders’ account balances. For the years ended December 31, 2019, 2018 and 2017 changes were as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$426	$473	$504
Policyholder bonus interest credits deferred	—	4	6
Amortization charged to income	5	(51)	(37)

Balance, end of year	$431	$426	$473

7)	FAIR VALUE DISCLOSURES

The accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

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Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2019 and December 31, 2018, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

Fair Value Measurements at December 31, 2019

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate(1)	$—	$43,218	$1,246	$44,464
U.S. Treasury, government and agency	—	15,231	—	15,231
States and political subdivisions	—	610	39	649
Foreign governments	—	490	—	490
Residential mortgage-backed(2)	—	173	—	173
Asset-backed(3)	—	744	100	844
Redeemable preferred stock	237	274	—	511

Total fixed maturities, available-for-sale	237	60,740	1,385	62,362
Other equity investments	13	—	—	13
Trading securities	321	6,277	—	6,598
Other invested assets:
Short-term investments	—	468	—	468
Assets of consolidated VIEs/VOEs	—	—	16	16
Swaps	—	(326)	—	(326)
Credit default swaps	—	18	—	18
Options	—	3,331	—	3,331

Total other invested assets	—	3,491	16	3,507
Cash equivalents	1,155	—	—	1,155
GMIB reinsurance contracts asset	—	—	2,466	2,466
Separate Accounts assets(4)	121,184	2,878	—	124,061

Total Assets	$122,910	$73,386	$3,867	$200,162

Liabilities:
GMxB derivative features’ liability	$—	$—	$8,246	$8,246
SCS, SIO, MSO and IUL indexed features’ liability	—	3,150	—	3,150

Total Liabilities	$—	$3,150	$8,246	$11,396

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. At December 31, 2019 the fair value of such investments was $356 million.

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Fair Value Measurements at December 31, 2018

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate(1)	$—	$25,202	$1,174	$26,376
U.S. Treasury, government and agency	—	13,335	—	13,335
States and political subdivisions	—	416	38	454
Foreign governments	—	519	—	519
Residential mortgage-backed(2)	—	202	—	202
Asset-backed(3)	—	71	519	590
Redeemable preferred stock	163	276	—	439

Total fixed maturities, available-for-sale	163	40,021	1,731	41,915
Other equity investments	12	—	—	12
Trading securities	218	14,919	29	15,166
Other invested assets:
Short-term investments	—	412	—	412
Assets of consolidated VIEs/VOEs	—	—	19	19
Swaps	—	423	—	423
Credit default swaps	—	17	—	17
Options	—	956	—	956

Total other invested assets	—	1,808	19	1,827
Cash equivalents	2,160	—	—	2,160
GMIB reinsurance contracts asset	—	—	1,991	1,991
Separate Accounts assets(4)	105,159	2,733	21	107,913

Total Assets	$107,712	$59,481	$3,791	$170,984

Liabilities:
GMxB derivative features’ liability	$—	$—	$5,431	$5,431
SCS, SIO, MSO and IUL indexed features’ liability	—	687	—	687

Total Liabilities	$—	$687	$5,431	$6,118

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. At December 31, 2018 the fair value of such investments was $353 million.

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the

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credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap (“OIS”) curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS and EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts, offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract

F-43

account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities’ fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features’ liability over a range of market-consistent economic scenarios.

The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset and liabilities and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $175 million and $184 million at December 31, 2019 and 2018, respectively, to recognize incremental counterparty non-performance risk.

Lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

In 2019, AFS fixed maturities with fair values of $540 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $14 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 4.8% of total equity at December 31, 2019.

In 2018, AFS fixed maturities with fair values of $28 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $83 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2018.

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The tables below present reconciliations for all Level 3 assets and liabilities at December 31, 2019, 2018 and 2017, respectively.

Level 3 Instruments — Fair Value Measurements

	Corporate	State and Political Subdivisions	Commercial Mortgage- backed	Asset- backed	Redeemable Preferred Stock
	(in millions)
Balance, January 1, 2019	$1,174	$38	$—	$519	$—
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net investment income (loss)	4	—	—	—	—
Investment gains (losses), net	—	—	—	—	—

Subtotal	4	—	—	—	—

Other comprehensive income (loss)	5	3	—	1	—
Purchases	273	—	—	100	—
Sales	(120)	(2)	—	(84)	—
Transfers into Level 3(1)	14	—	—	—	—
Transfers out of Level 3(1)	(104)	—	—	(436)	—

Balance, December 31, 2019	$1,246	$39	$—	$100	$—

Balance, January 1, 2018	$1,139	$40	$—	$8	$—
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net investment income (loss)	7	—	—	(2)	—
Investment gains (losses), net	(8)	—	—	—	—

Subtotal	(1)	—	—	(2)	—

Other comprehensive income (loss)	(20)	(1)	—	(7)	—
Purchases	322	—	—	550	—
Sales	(321)	(1)	—	(30)	—
Transfers into Level 3(1)	83	—	—	—	—
Transfers out of Level 3(1)	(28)	—	—	—	—

Balance, December 31, 2018	$1,174	$38	$—	$519	$—

Balance, January 1, 2017	$845	$42	$349	$24	$1
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net Investment income (loss)	5	—	(2)	—	—
Investment gains (losses), net	2	—	(63)	15	—

Subtotal	7	—	(65)	15	—

Other comprehensive income (loss)	4	(1)	45	(9)	(1)
Purchases	612	—	—	—	—
Sales	(331)	(1)	(329)	(21)	—
Transfers into Level 3(1)	7	—	—	—	—
Transfers out of Level 3(1)	(5)	—	—	(1)	—

Balance, December 31, 2017	$1,139	$40	$—	$8	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

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	Other Equity Investments	GMIB Reinsurance Contract Asset	Separate Account Assets	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2019	$48	$1,991	$21	$(5,431)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses), excluding non-performance risk	—	458	—	(3,220)
Non-performance risk(1)	—	42	—	792

Subtotal	—	500	—	(2,428)

Purchases(2)	—	47	—	(416)
Sales(3)	—	(72)	(1)	29
Settlements	—	—	(2)	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—
Transfers into Level 3(4)	—	—	—	—
Transfers out of Level 3(4)	(29)	—	(18)	—

Balance, December 31, 2019	$16	$2,466	$—	$(8,246)

Balance, January 1, 2018	$25	$10,488	$22	$(4,256)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses), excluding non-performance risk	—	(972)	—	(296)
Non-performance risk(1)	—	(96)	—	(490)

Subtotal	—	(1,068)	—	(786)

Purchases(2)	29	96	5	(403)
Sales(3)	—	(62)	(1)	14
Settlements	—	(7,463)	(5)	—
Activity related to consolidated VIEs/VOEs	(6)	—	—	—
Transfers into Level 3(4)	5	—	—	—
Transfers out of Level 3(4)	(5)	—	—	—

Balance, December 31, 2018	$48	$1,991	$21	$(5,431)

Balance, January 1, 2017	$40	$10,313	$17	$(5,473)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	(1)	—
Net derivative gains (losses), excluding non-performance risk	—	(6)	—	1,443
Non-performance risk(1)	—	75	—	149

Subtotal	—	69	(1)	1,592

Purchases(2)	—	221	12	(381)
Sales(3)	—	(115)	(2)	6
Settlements	—	—	(4)	—
Activity related to consolidated VIEs/VOEs	(15)	—	—	—
Transfers into Level 3(4)	—	—	—	—
Transfers out of Level 3(4)	—	—	—	—

Balance, December 31, 2017	$25	$10,488	$22	$(4,256)

(1)	The Company’s non-performance risk is recorded through Net derivative gains (losses).
(2)	For the GMIB reinsurance contract asset and GMxB derivative features liability, represents attributed fee.

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(3)	For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
(4)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

The table below details changes in unrealized gains (losses) for 2019, 2018 and 2017 by category for Level 3 assets and liabilities still held at December 31, 2019, 2018 and 2017, respectively.

Change in Unrealized Gains (Losses) for Level 3 Instruments

	Net Earnings (Loss)
	Net Derivative Gains (Losses)	OCI
	(in millions)
Held at December 31, 2019:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$3
State and political subdivisions	—	3
Commercial mortgage-backed	—	—
Asset-backed	—	—

Subtotal	—	6

GMIB reinsurance contracts	500	—
GMxB derivative features liability	(2,428)	—

Total	$(1,928)	$6

Held at December 31, 2018:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$(18)
State and political subdivisions	—	(1)
Asset-backed	—	(7)

Subtotal	—	(26)

GMIB reinsurance contracts	(1,068)	—
GMxB derivative features liability	(786)	—

Total	$(1,854)	$(26)

Held at December 31, 2017:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$4
Commercial mortgage-backed	—	45
Asset-backed	—	(9)

Subtotal	—	40

GMIB reinsurance contracts	69	—
GMxB derivative features liability	1,592	—

Total	$1,661	$40

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The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities at December 31, 2019 and 2018, respectively.

Quantitative Information about Level 3 Fair Value Measurements at December 31, 2019

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate	$51	Matrix pricing model	Spread over Benchmark	65 - 580 bps	186 bps

	1,025	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.3x - 56.7x 3.9% - 16.5% 0.8x - 48.1x	14.3x 10.0% 10.7x

GMIB reinsurance contract asset	2,466	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	55 - 109 bps 0.8% - 10% 0.0% - 8.0% 0.0% - 49.0% 9.0% - 30.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.20%

Liabilities:
GMIBNLG	8,128	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	124 bps 0.8% - 19.9% 0.3% - 11.0% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.39%

GWBL/GMWB	109	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 0.8% - 10.0% 0.0% - 7.0% 100% after starting 9.0% - 30.0%

GIB	5	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 1.2% - 19.9% 0.0% - 8.0% 0.0% - 100.0% 9.0% - 30.0%

GMAB	4	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 10.0% 9.0% - 30.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

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Quantitative Information about Level 3 Fair Value Measurements at December 31, 2018

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate	$93	Matrix pricing model	Spread over benchmark	15 - 580 bps	104 bps

	881	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	4.1x - 37.8x 6.4% - 16.5% 1.8x - 18.0x	12.1x 10.7% 11.4x

GMIB reinsurance contract asset	1,991	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	74 - 159 bps 1.0% - 6.27% 0.0% - 8.0% 0.0% - 16.0% 10.0% - 34.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.0%

Liabilities:
GMIBNLG	5,341	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	189 bps 0.8% - 26.2% 0.0% - 12.1% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.2%

GWBL/GMWB	130	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	189 bps 0.5% - 5.7% 0.0% - 7.0% 100% after starting 10.0% - 34.0%

GIB	(48)	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	189 bps 0.5% - 5.7% 0.0% - 8.0% 0.0% - 16.0% 10.0% - 34.0%

GMAB	7	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 5.7% 10.0% - 34.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

Excluded from the tables above at December 31, 2019 and 2018, respectively, are approximately $325 million and $826 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed

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debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2019 and 2018, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2019 and 2018, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

Separate Accounts assets classified as Level 3 at December 31, 2018 of $21 million consist of asset back securities and CMO’s. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company’s General Account investments in these securities.

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company data.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

The significant unobservable inputs used in the fair value measurement of the Company’s GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

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The carrying values and fair values at December 31, 2019 and 2018 for financial instruments not otherwise disclosed in Note 3 and Note 4 are presented in the table below.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2019:
Mortgage loans on real estate	$12,090	$—	$—	$12,317	$12,317
Policy loans	$3,270	$—	$—	$4,199	$4,199
Loans to affiliates	$1,200	$—	$1,224	$—	$1,224
Policyholders’ liabilities: Investment contracts	$1,922	$—	$—	$2,029	$2,029
FHLBNY funding agreements	$6,909	$—	$6,957	$—	$6,957
Loans from affiliates	$—	$—	$—	$—	$—
Separate Accounts liabilities	$9,041	$—	$—	$9,041	$9,041

December 31, 2018:
Mortgage loans on real estate	$11,818	$—	$—	$11,478	$11,478
Policy loans	$3,267	$—	$—	$3,944	$3,944
Loans to affiliates	$600	$—	$603	$—	$603
Policyholders’ liabilities: Investment contracts	$1,974	$—	$—	$2,015	$2,015
FHLBNY funding agreements	$4,002	$—	$3,956	$—	$3,956
Loans from affiliates	$572	$—	$572	$—	$572
Separate Accounts liabilities	$7,406	$—	$—	$7,406	$7,406

As the Company’s COLI policies are recorded at their cash surrender value, they are not required to be included in the table above. For further details of our accounting policies pertaining to COLI, see Note 2.

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

The fair values of the Company’s funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLBNY.

The fair values for the Company’s association plans contracts, supplementary contracts not involving life contingencies (“SCNILC”), deferred annuities and certain annuities, which are included in Policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8)	INSURANCE LIABILITIES

Variable Annuity Contracts — GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

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•

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without No-Lapse Guarantee Rider (“NLG”) Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without no-NLG guarantee rider feature is summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in Future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in Amounts due from reinsurers.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and

No NLG Feature

Years Ended December 31, 2019, 2018 and 2017

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)

Balance at January 1, 2017	$3,159	$(1,558)	$3,808	$(10,314)
Paid guarantee benefits	(354)	171	(151)	115
Other changes in reserve	1,249	(643)	1,097	(289)

Balance at December 31, 2017	4,054	(2,030)	4,754	(10,488)
Paid guarantee benefits	(394)	70	(153)	61
Other changes in reserve	994	1,853	(860)	8,436

Balance at December 31, 2018	4,654	(107)	3,741	(1,991)
Paid guarantee benefits	(438)	14	(257)	72
Other changes in reserve	563	(5)	1,204	(547)

Balance at December 31, 2019	$4,779	$(98)	$4,688	$(2,466)

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features liability, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7.

Account Values and Net Amount at Risk

Account Values and Net Amount at Risk (“NAR”) for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2019 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

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Direct Variable Annuity Contracts with GMDB and GMIB Features at December 31, 2019

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions; except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$14,571	$93	$57	$175	$14,896
Separate Accounts	48,920	9,258	3,190	33,120	94,488

Total Account Values	$63,491	$9,351	$3,247	$33,295	$109,384

Net Amount at Risk, gross	$108	$36	$1,833	$17,729	$19,706

Net Amount at Risk, net of amounts reinsured	$108	$34	$1,280	$17,729	$19,151

Average attained age of policyholders (in years)	51.1	67.6	74.3	69.4	55.0
Percentage of policyholders over age 70	10.5%	45.6%	68.1%	50.8%	19.3%
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%
Variable annuity contracts with GMIB features
Account Values invested in:
General Account	$—	$—	$19	$226	$245
Separate Accounts	—	—	23,572	35,776	59,348

Total Account Values	$—	$—	$23,591	$36,002	$59,593

Net Amount at Risk, gross	$—	$—	$857	$9,344	$10,201

Net Amount at Risk, net of amounts reinsured	$—	$—	$270	$8,482	$8,752

Average attained age of policyholders (in years)	N/A	N/A	68.8	69.5	69.4
Weighted average years remaining until annuitization	N/A	N/A	1.6	0.3	0.5
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%

For more information about the reinsurance programs of the Company’s GMDB and GMIB exposure, see “Reinsurance” in Note 10.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2019		2018
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$42,489	$17,941	$35,541	$15,759
Fixed income	5,263	2,699	5,173	2,812
Balanced	45,871	38,445	41,588	33,974
Other	865	263	852	290

Total	$94,488	$59,348	$83,154	$52,835

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Hedging Programs for GMDB, GMIB, GIB and Other Features

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in Net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the fair value of the NLG feature, reflected in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets, is summarized in the table below:

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance at January 1, 2017	$1,182	$(606)	$576
Paid guarantee benefits	(24)	—	(24)
Other changes in reserves	(466)	(58)	(524)

Balance at December 31, 2017	692	(664)	28
Paid guarantee benefits	(23)	—	(23)
Other changes in reserves	118	(69)	49

Balance at December 31, 2018	787	(733)	54
Paid guarantee benefits	(20)	—	(20)
Other changes in reserves	126	(74)	52

Balance at December 31, 2019	$893	$(807)	$86

9)	LEASES

The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a right of use (“RoU”) operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For certain lease agreements entered into after the adoption of ASC 842 or for lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

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The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 12 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

	Balance Sheet Line Item	December 31, 2019
		(in millions)
Assets
Operating lease assets	Other Assets	$324
Liabilities
Operating lease liabilities	Other Liabilities	$415

The table below summarizes the components of lease costs for the year ended December 31, 2019.

Lease Costs

Year Ended December 31, 2019
(in millions)
Operating lease cost	$77
Variable operating lease cost	10
Sublease income	(16)
Short-term lease expense	2

Net lease cost	$72

Maturities of lease liabilities as of December 31, 2019 are as follows:

Maturities of Lease Liabilities

December 31, 2019
(in millions)
Operating Leases:
2020	$95
2021	93
2022	90
2023	81
2024	23
Thereafter	71

Total lease payments	453
Less: Interest	(38)

Present value of lease liabilities	$415

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During December 2018, Equitable Life entered into one additional operating real estate lease with an estimated total base rent of $11 million. This operating lease commenced in August 2019 with a lease term of 10 years.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

December 31, 2019
Weighted-average remaining operating lease term	6 years
Weighted-average discount rate for operating leases	3.10%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

Year Ended December 31, 2019
(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$87
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$50

The following table presents the Company’s future minimum lease obligation under ASC 840 as of December 31, 2018:

December 31, 2018
Calendar Year	(in millions)
2019	$81
2020	$74
2021	$69
2022	$67
2023	$63
Thereafter	$66

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Direct premiums	$868	$836	$880
Reinsurance assumed	194	186	195
Reinsurance ceded	(126)	(160)	(171)

Premiums	$936	$862	$904

Direct charges and fee income	$3,821	$3,990	$4,012
Reinsurance ceded	(371)	(467)	(718)

Policy charges and fee income	$3,450	$3,523	$3,294

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	Years Ended December 31,
	2019	2018	2017
	(in millions)
Direct policyholders’ benefits	$4,339	$3,378	$4,159
Reinsurance assumed	216	219	8
Reinsurance ceded	(436)	(592)	(694)

Policyholders’ benefits	$4,119	$3,005	$3,473

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

Effective February 1, 2018, Equitable Life entered into a coinsurance reinsurance agreement (the “Coinsurance Agreement”) to cede 90% of its single premium deferred annuities (“SPDA”) products issued between 1978-2001 and its Guaranteed Growth Annuity (“GGA”) single premium deferred annuity products issued between 2001-2014. As a result of this agreement, Equitable Life transferred securities with a market value of $604 million and cash of $31 million to equal the statutory reserves of approximately $635 million. As the risks transferred by Equitable Life to the reinsurer under the Coinsurance Agreement are not considered insurance risks and therefore do not qualify for reinsurance accounting, Equitable Life applied deposit accounting. Accordingly, Equitable Life recorded the transferred assets of $635 million as a deposit asset recorded in Other assets, net of the ceding commissions paid to the reinsurer.

At December 31, 2019 and 2018, the Company had reinsured with non-affiliates in the aggregate approximately 2.8% and 2.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 14.2% and 15.5% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8.

Based on management’s estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives were $2.5 billion and $2.0 billion at December 31, 2019 and 2018, respectively. The estimated fair values increased $475 million and $174 million during 2019 and 2017, respectively, and decreased $8.5 billion during 2018.

At December 31, 2019 and 2018, third-party reinsurance recoverables related to insurance contracts amounted to $2.2 billion. Additionally, $1.6 billion and $1.7 billion of the amounts due from reinsurers related to two specific reinsurers, Zurich Insurance Company Ltd. (AA- rating by S&P), and Paul Revere Life Insurance Company (A rating by S&P).

Third-party reinsurance payables related to insurance contracts were $90 million and $91 million, at December 31, 2019 and 2018, respectively.

The Company cedes substantially all of its group health business to a third-party insurer. Insurance liabilities ceded totaled $56 million and $62 million at December 31, 2019 and 2018, respectively.

The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $735 million and $712 million at December 31, 2019 and 2018, respectively.

For reinsurance agreements with affiliates, see “Related Party Transactions” in Note 12.

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11)	LOANS TO AND FROM AFFILIATES

Loans to affiliates

Loans Issued to Holdings

In April 2018, Equitable Life made a $800 million loan to Holdings. The loan has an interest rate of 3.69% and matures in April 2021. In December 2018, Holdings repaid $200 million of this loan. In December 2019, Holdings repaid $300 million. At December 2019, the amount outstanding was $300 million.

In November 2019, Equitable Life made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024.

Loans from affiliates

Senior Surplus Notes Issued to Holdings

On December 28, 2018, Equitable Life issued a $572 million senior surplus note due December 28, 2019 to Holdings, which bears interest at a fixed rate of 3.75%, payable semi-annually. The surplus note is intended to have priority in right of payments and in all other respects to any and all other surplus notes issued by Equitable Life at any time. Equitable Life repaid this note and $4 million of related interest expense on March 5, 2019.

	As of December 31,
	2019	2018
	(in millions)
Loans to affiliates
EQH-AEL internal debt (3.69%, due 2021)	$300	$600
EQH-AEL internal debt (one-month LIBOR + 1.33%, due 2024)	900	—

Total loans to affiliates	$1,200	$600

Loans from affiliates
Senior Notes (3.75%, due 2019)	$—	$572

Total loans from affiliates	$—	$572

12)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. Since transactions with related parties may raise potential or actual conflicts of interest between the related party and the Company, Holdings has implemented a related party transaction policy that requires related party transactions to be reviewed and approved by its Audit Committee.

Following the decrease in AXA’s ownership interest in the Company from approximately 39% to approximately 10% on November 13, 2019 (the “November Offering”), AXA and its affiliates (collectively, “AXA Affiliates”) are no longer considered related parties of the Company. Transactions with AXA Affiliates continue to be reported as related party transactions for periods prior to the November Offering. The Company also had entered into related party transactions with other related parties that are described herein.

Cost Sharing and General Service Agreements

In the second quarter of 2018, Equitable Life entered into a general services agreement with Holdings whereby Equitable Life will benefit from the services received by Holdings from AXA Affiliates for a limited period following the Holdings IPO under a transition services agreement. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various AXA Affiliates. Equitable Life continues to provide services to Holdings and various AXA Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $73 million and $138 million for the years ended December 31, 2019 and 2018, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

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Investment Management and Service Fees and Expenses

Equitable FMG, a subsidiary of Equitable Life, provides investment management and administrative services to EQAT, Equitable Premier VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

AXA Investment Managers Inc. (“AXA IM”) and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provide sub-advisory services with respect to certain portfolios of EQAT, Equitable Premier VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers (“AXA REIM”) manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

Effective December 31, 2018, Equitable Life transferred its interest in ABLP, AB Holdings and the General Partner to a newly formed subsidiary and distributed the shares of the subsidiary to its direct parent which subsequently distributed the shares to Holdings (the “AB Business Transfer”). Accordingly, AB’s related party transactions with AXA Affiliates and mutual funds sponsored by AB are reflected as a discontinued operation in the Company’s consolidated financial statements for the year ended December 31, 2018. Investment management and other services provided by AB prior to the AB Business Transfer will continue based upon the Company’s business needs. The Company recorded investment management fee expense from AllianceBernstein of $102 million and $65 million, for the years ended December 31, 2019 and 2018, respectively. See Note 19 for further details of the AB Business Transfer and the discontinued operation.

As December 31, 2019 and 2018, respectively, the Company held approximately $30 million and $36 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Life. The Company reflects these equity interest in the consolidated Balance Sheets as Other equity investments. The net assets of these unconsolidated VIEs are approximately $974 million and $784 million at December 31, 2019 and 2018, respectively. The Company also has approximately $20 million and $30 million of unfunded commitments at December 31, 2019 and 2018, respectively with these legal entities.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

Equitable Life pays commissions and fees to AXA Distribution Holding Corporation and its subsidiaries (“AXA Distribution”) for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

Insurance-Related Transactions with Affiliates

GMxB Unwind

Prior to April 2018, Equitable Life ceded the following to AXA RE Arizona, an indirect, wholly-owned subsidiary of Holdings: (i) a 100% quota share of all liabilities for variable annuities with GMxB riders issued on or after January 1, 2006 and in-force on September 30, 2008 (the “GMxB Business”); (ii) a 100% quota share of all liabilities for variable annuities with GMIB riders issued on or after May 1, 1999 through August 31, 2005 in excess of the liability assumed by two unaffiliated reinsurers, which are subject to certain maximum amounts or limitations on aggregate claims; and (iii) a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under certain series of universal life insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007.

On April 12, 2018, Equitable Life completed the unwind of the reinsurance previously provided to Equitable Life by AXA RE Arizona for certain variable annuities with GMxB features (the “GMxB Unwind”). Accordingly, all of the business previously ceded to AXA RE Arizona, with the exception of the GMxB Business, was novated to EQ AZ Life Re Company (“EQ AZ Life Re”), a newly formed captive insurance company organized under the laws of Arizona, which is an indirect wholly-owned subsidiary of Holdings. Following the novation of business to EQ AZ Life Re, AXA RE Arizona was merged with and into Equitable Life. Following AXA RE Arizona’s merger with and into Equitable Life, the GMxB Business is not subject to any new internal or third-party reinsurance arrangements, though in the future Equitable Life may reinsure the GMxB Business with third parties.

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AXA RE Arizona novated the Life Business from AXA RE Arizona to EQ AZ Life Re as part of the GMxB Unwind. As a result, EQ AZ Life Re reinsures a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007 and the Excess Risks.

The GMxB Unwind was considered a pre-existing relationship required to be effectively settled at fair value. The loss relating to this relationship resulted from the settlement of the reinsurance contracts at fair value and the write-off of previously recorded assets and liabilities related to this relationship recorded in the Company’s historical accounts. The pre-tax loss recognized in the second quarter of 2018 was $2.6 billion ($2.1 billion net of tax). The Company wrote-off a $1.8 billion deferred cost of reinsurance asset which was previously reported in Other assets. Additionally, the remaining portion of the loss was determining by calculating the difference between the fair value of the assets received compared to the fair value of the assets and liabilities already recorded within the Company’s consolidated financial statements. The Company’s primary assets previously recorded were reinsurance recoverables, including the reinsurance recoverable associated with GMDB business. There was an approximate $400 million difference between the fair value of the GMDB recoverable compared to its carrying value which is accounted for under ASC 944.

The assets received and the assets removed were as follows:

	As of April 12, 2018
	(in millions)
	Assets Received	Assets Removed
Assets at fair value:
Fixed income securities	$7,083
Short-term investments	205
Money market funds	2
Accrued interest	43
Derivatives	282
Cash and cash equivalents	1,273

Total	$8,888

Deferred cost of reinsurance asset		$1,839
GMDB ceded reserves		2,317
GMIB reinsurance contract asset		7,463
Payable to AXA RE Arizona		270

Total		$11,889

Significant non-cash transactions involved in the GMxB Unwind included: (a) the increase in total investments includes non-cash activities of $7.6 billion for assets received related to the recapture transaction; (b) cancellation of the $300 million surplus note between the Company and AXA RE Arizona; and (c) settlement of the intercompany receivables/payables to AXA RE Arizona of $270 million. In addition, upon merging the remaining assets of AXA Re Arizona into Equitable Life, $1.2 billion of deferred tax assets were recorded on the balance sheet through an adjustment to Capital in excess of par value.

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Life. At December 31, 2019, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $327 million and is reported in GMIB contract reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2019 and 2018 totaled approximately $62 million and $100 million, respectively. Ceded claims paid in 2019 and 2018 were $52 million and $78 million, respectively.

Prior to April 2018, Equitable Life reinsured to AXA RE Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA RE Arizona also reinsured a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA RE Arizona provided important capital management benefits to Equitable Life. At December 31, 2017, the Company’s GMIB reinsurance contract asset with AXA RE Arizona had a carrying value of $8.6 billion and was reported in GMIB reinsurance contract asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2017 totaled approximately $454 million. Ceded claims paid in 2017 were $213 million.

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Reinsurance Assumed from AXA Affiliates

Prior to 2019, AXA Global Life retroceded a quota share portion of certain life and health risks of various AXA Affiliates to Equitable Life and Equitable America on a one-year term basis. The agreement was closed effective December 31, 2018. Also, AXA Life Insurance Company Ltd. cedes a portion of its variable deferred annuity business to Equitable Life.

Premiums earned in 2019, 2018 and 2017 were $19 million, $20 million and $20 million, respectively. Claims and expenses paid in 2019, 2018 and 2017 were $6 million, $8 million, and $5 million, respectively.

Reinsurance Ceded to AXA Affiliates

Equitable Life entered into a stop loss reinsurance agreement with AXA Global Life (“AGL”) to protect Equitable Life with respect to a deterioration in its claims experience following the occurrence of an extreme mortality event.

Equitable Life also accepts certain retrocession policies through reinsurance agreements with various reinsurers and retrocedes to AGL the excess of its first retention layer.

The Company’s subsidiaries entered into a Life Catastrophe Excess of Loss Reinsurance Agreement (the “Excess of Loss Agreement”) with a number of subscribing reinsurers, which included AGL. AGL participated as a subscribing reinsurer with 5% of the pool, pro rata, across the upper and lower layers through the contract period ending March 31, 2018.

Premiums and expenses paid for the above agreements in 2019, 2018 and 2017 were $3 million, $4 million, and $4 million, respectively.

On September 12, 2018, AXA Group acquired XL Catlin. Prior to the acquisition, Equitable Life had ceded part of our disability income business to XL Catlin and as of December 31, 2019 and 2018, the reserves ceded were $104 million and $93 million, respectively.

Investments in Unconsolidated Equity Interests in AXA Affiliates

As December 31, 2019 and 2018, respectively, the Company held approximately $229 million and $237 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Life. The Company reflects these equity interest in the consolidated Balance Sheets as Other equity investments. The net assets of these unconsolidated VIEs are approximately $10 billion and $9 billion at December 31, 2019 and 2018, respectively. The Company also has approximately $205 million and $249 million of unfunded commitments at December 31, 2019 and 2018, respectively with these legal entities.

Assumption by Holdings of Obligations of AXA Financial to Equitable Life

On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. As a result, Holdings assumed AXA Financial’s obligations with respect to the Company, including obligations related to certain benefit plans.

In March 2018, Equitable Life sold its interest in two consolidated real estate joint ventures to AXA France for a total purchase price of approximately $143 million, which resulted in a pre-tax loss of $0.2 million and the elimination of $202 million of long-term debt from the Company’s consolidated balance sheets at December 31, 2018.

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Revenues and Expenses for 2019, 2018 and 2017

The table below summarizes the fees received/paid by the Company and the expenses reimbursed to/from the Company in connection with certain services described above for the years ended December 31, 2019, 2018 and 2017.

	Years ended December 31,
	2019	2018	2017
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, Equitable Premier VIP Trust, 1290 Funds and Other AXA Trusts	$669	$727	$720
General services provided to affiliates(1)	460	463	439
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	39	44	45

Total	$1,167	$1,234	$1,204

Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by AXA Equitable Distribution	$573	$613	$608
General services provided by affiliates(1)	76	109	186
Investment management services provided by AXA IM, AXA REIM and AXA Rosenberg	5	2	5

Total	$654	$724	$799

(1)	Includes AXA Affiliates and affiliates of Holdings.

Contribution to the Equitable Foundation

In November 2019, Equitable Life made a $25 million funding contribution to the Equitable Foundation. The Equitable Foundation is the philanthropic arm of Equitable Life.

13)	EMPLOYEE BENEFIT PLANS

Equitable Life sponsors the following employee benefit plans:

401(k) Plan

Equitable Life sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $22 million, $19 million and $15 million for the years ended December 31, 2019, 2018 and 2017, respectively. In December 2018 the Company announced a 3% Company match for the AXA Equitable 401(k) Plan beginning January 1, 2019. This match will supplement the existing Company contribution on eligible compensation.

Pension Plan

Equitable Life also sponsors the AXA Equitable Retirement Plan (the “AXA Equitable QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Life under the AXA Equitable QP was transferred from Equitable Life to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Life remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event Holdings does not perform under the terms of the Assumption Agreement.

The AXA Equitable QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2019, 2018 and 2017, expenses related to the plan were $21 million, $60 million and $27 million, respectively.

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The following table presents the funded status of the plan:

	As of December 31,
	2019	2018
	(in millions)
Legal Name of Plan: AXA Equitable Retirement Plan EIN# 13-5570651
Total Plan Assets	$2,159	$1,993

Accumulated Benefit Obligation	$2,160	$2,039

Funded Status	99.9%	97.8%

Other Benefit Plans

Equitable Life also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $47 million, $70 million and $37 million for the years ended December 31, 2019, 2018 and 2017, respectively.

14)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for 2019, 2018 and 2017 for share-based payment arrangements as further described herein are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Performance Shares	$10	$12	$18
Stock Options	3	2	1
AXA Shareplan	—	—	9
Restricted Stock Unit Awards	15	16	2
Other Compensation Plans(1)	—	—	—

Total Compensation Expenses	$28	$30	$30

(1)	Includes stock appreciation rights and employee stock purchase plans.

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan (the “2018 Omnibus Plan”) and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (the “2019 Omnibus Plan”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the 2018 and 2019 Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2019, the common stock reserved and available for issuance under the 2018 and 2019 Omnibus Plans was 12.5 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Life’s Participation in Holdings’ Equity Award Plans

Equitable Life’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the 2019 and 2018 Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2019 and 2018 grants were considered immaterial in the recognition of compensation cost.

Annual Awards Under 2019 and 2018 Equity Programs

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’

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2019 and 2018 equity programs consisted of a mix of equity vehicles including Holdings restricted stock units (“RSUs”), Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Life employees under the 2019 and 2018 equity programs vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Cash-settled Holdings RSUs granted to eligible Equitable Life financial professionals under the 2019 and 2018 equity programs vest ratably in equal installments over a three-year period. The cash payment for each RSU will equal the average closing price for a Holdings share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings share at the close of each reporting period.

Holdings Stock Options

Holdings stock options granted to Equitable Life employees under the 2019 and 2018 equity programs have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Life’s employees under the 2019 and 2018 equity programs are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares will be established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings granted unrestricted Holdings shares to non-employee directors of Holdings, Equitable Life in 2019 and 2018. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

One-Time Awards Granted in 2018

Transaction Incentive Awards

On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain other R&P employees in the form of 722 thousand Holdings RSUs. Fifty percent of the Holdings RSUs will vest based on service over a two-year period from the IPO date (the “Service Units”), and fifty percent t will vest based on service and a market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. If the market condition is not achieved, 50% of the Performance Units may still vest based on five years of continued service and the remaining Performance Units will be forfeited.

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The grant-date fair value of half of the Performance Units, was at the $20 IPO price for a Holdings share as employees are still able to vest in these awards even if the share price growth targets are not achieved. The resulting compensation expense is recognized over the five-year requisite service period. The grant-date fair value of $16.47 was used to value the remaining half of the Performance Units that are subject to risk of forfeiture for non-achievement of the Holdings share price conditions. The grant date fair value was measured using Monte Carlo simulation from which a five-year requisite service period was derived, representing the median of the distribution of stock price paths on which the market condition is satisfied.

Special IPO Grant

Also, on May 9, 2018, Holdings made a grant of 357 thousand Holdings RSUs to Equitable Life employees and financial professionals, or 50 restricted stock units to each eligible individual, that cliff vested on November 9, 2018. The grant-date fair value of the award was measured using the $20 IPO price for a Holdings share and all compensation expense was recognized as of November 9, 2018.

Prior Equity Award Grants and Settlements

In 2017 and prior years, equity awards for employees, financial professional and directors were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

Employees were granted AXA ordinary share options each year under the AXA Stock Option Plan for AXA Financial Employees and Associates (the “Stock Option Plan”). There is no limitation in the Stock Option Plan on the number of shares that may be issued pursuant to option or other grants.

Employees were also granted AXA performance shares under the AXA International Performance Shares Plan established for each year (the “Performance Share Plan”) and financial professionals were granted performance units under the AXA Advisors Performance Unit Plan established for each year.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards that are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2019 and 2018 was $43 million and $32 million, respectively.

2017 Performance Shares Grant

Under the terms of the 2017 Performance Share Plan, AXA awarded performance shares to Equitable Life employees. The extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and select businesses are achieved will determine the number of performance shares earned. For all Equitable Life employees, the number of performance shares earned may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date.

2017 Performance Units Grant

Under the terms of the AXA Advisors Performance Unit Plan performance units were granted to Equitable Life financial professionals. The performance units will be cash settled and are remeasured until settlement of the awards. The performance units will be earned based on meeting pre-established performance metrics tied to achievement of specific sale and earnings goals. For all awards, the number of performance units earned may vary between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the fourth anniversary of the award date.

2017 Stock Options Grant

On June 21, 2017, 0.5 million options to purchase AXA ordinary shares were granted to Equitable Life employees under the terms of the Stock Option Plan with a ten-year term. All of those options have a five-year graded schedule, with

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one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total awarded on June 21, 2017, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period.

Other Grants

Prior to the IPO, non-officer directors of Holdings and certain subsidiaries were granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually under The Equity Plan for Directors.

The Company has also granted AXA restricted stock units (“AXA RSUs”) to certain executives. The AXA RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2019 follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares		AXA ADRs(2)
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2019	835	$21.34	2,609	€18.20	15	$15.37
Options granted	1,251	$18.74	156	€21.60	—	$—
Options exercised	23	$21.34	856	€16.40	15	$15.37
Options forfeited, net	133	$20.29	182	€19.72	—	$—
Options expired	—	$—	—	€—	—	$—

Options Outstanding at December 31, 2019	1,930	$19.73	1,727	€20.09	—	$—

Aggregate Intrinsic Value(1)		$9,755		€8,661		$—

Weighted Average Remaining Contractual Term (in years)	8.85		5.20		—

Options Exercisable at December 31, 2019	250	$21.34	1,527	€19.74	—	$—

Aggregate Intrinsic Value(1)		$859		€8,207		$—

Weighted Average Remaining Contractual Term (in years)	8.43		4.85		—

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2019 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher then market prices, intrinsic value is shown as zero.

(2)

AXA ordinary shares will be delivered to participants in lieu of AXA ADRs at exercise or maturity. For the purpose of estimating the fair value of Holdings and AXA stock option awards, the Black-Scholes is used. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase Holdings and AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2019, 2018 and 2017.

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	EQH Shares(1)		AXA Ordinary Shares(2)
	2019	2018	2019	2018	2017

Dividend yield	2.77%	2.44%	NA	NA	6.49%
Expected volatility	25.70%	25.40%	NA	NA	26.6%
Risk-free interest rates	2.49%	2.83%	NA	NA	0.33%
Expected life in years	5.8	9.7	NA	NA	8.1
Weighted average fair value per option at grant date	$3.82	$4.61	NA	NA	$2.06

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

(2)

The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

As of December 31, 2019, approximately $0.4 million of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Life over a weighted-average period of 0.7 years. Approximately $3 million of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Life over a weighted average period of 0.8 years.

Restricted Awards

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

At December 31, 2019, approximately 1.8 million Holdings RSUs and AXA ordinary share unit awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $19 million and is expected to be recognized over a weighted-average period of 1.08 years.

Following table summarizes Holdings restricted share units and AXA ordinary share unit activity for 2019.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value	Shares of AXA Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2019	1,259,059	$21.00	48,334	$20.38
Granted	1,007,057	$18.22	—	$—
Forfeited	125,915	$19.74	—	$—
Vested	334,900	$20.51	29,054	$21.35

Unvested as of December 31, 2019	1,805,301	$19.35	19,280	$19.20

Performance Awards

At December 31, 2019, approximately 2.5 million Holdings and AXA performance awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $10 million and is expected to be recognized over a weighted-average period of 0.64 years.

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The following table summarizes Holdings and AXA performance awards activity for 2019.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2019	166,552	$23.17	3,159,577	$20.10
Granted	243,041	$19.67	149,757	$20.70
Forfeited	25,952	$21.77	210,329	$20.20
Vested	—	$—	944,945	$20.23

Unvested as of December 31, 2019	383,641	$21.05	2,154,059	$20.08

Employee Stock Purchase Plans

Holdings Stock Purchase Plan

Under the Equitable Holdings, Inc. Stock Purchase Program (“SPP”) participants are able to contribute up to 100% of their eligible compensation and receive a matching contribution in cash equal to 15% of their payroll contribution, which is used to purchase Holdings shares. Purchases are made at the end of each month at the prevailing market rate.

AXA Shareplan 2017

In 2017, eligible employees of participating AXA subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2017. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of €20.19 per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of €22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. All subscriptions became binding and irrevocable on October 17, 2017.

15)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$295	$234	$(6)
Deferred (expense) benefit	289	212	1,216

Total	$584	$446	$1,210

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21%, 21% and 35% for 2019, 2018 and 2017, respectively. The sources of the difference and their tax effects are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Expected income tax (expense) benefit	$510	$311	$(542)
Noncontrolling interest	1	(1)	—
Non-taxable investment income	73	104	241
Tax audit interest	(14)	(11)	(6)
State income taxes	(2)	(1)	(3)
Tax settlements/uncertain tax position release	12	—	221
Change in tax law	—	46	1,308
Other	4	(2)	(9)

Income tax (expense) benefit	$584	$446	$1,210

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In accordance with Staff Accounting Bulletin No. 118 (“SAB 118”), the Company recorded provisional estimates for the income tax effects of the Tax Cuts and Jobs Act (the “Tax Reform Act”) in 2017 and refined those estimates in 2018. The impact of the Tax Reform Act primarily related to the revaluation of deferred tax assets and liabilities.

During the second quarter of 2017, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2008 and 2009 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $221 million.

The components of the net deferred income taxes are as follows:

	As of December 31,
	2019		2018
	Assets	Liabilities	Assets	Liabilities
	(in millions)

Compensation and related benefits	$51	$—	$47	$—
Net operating loss	44	—	239	—
Reserves and reinsurance	944	—	16	—
DAC	—	716	—	864
Unrealized investment gains (losses)	—	639	123	—
Investments	640	—	622	—
Tax credits	—	—	314	—
Other	—	73	14	—

Total	$1,679	$1,428	$1,375	$864

The Company had $314 million of AMT credits for the year ended December 31, 2018 and expects those credits to be currently utilized or refunded.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance at January 1,	$273	$205	$444
Additions for tax positions of prior years	24	98	28
Reductions for tax positions of prior years	—	(30)	(234)
Settlements with tax authorities	—	—	(33)

Balance at December 31,	$297	$273	$205

Unrecognized tax benefits that, if recognized, would impact the effective rate	$222	$202	$172

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2019 and 2018 were $55 million and $41 million, respectively. For 2019, 2018 and 2017, respectively, there were $14 million, $18 million and $(44) million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2019, tax years 2010 and subsequent remain subject to examination by the IRS.

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16)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in income (loss). The balances for the past three years follow:

	December 31,
	2019	2018	2017
	(in millions)

Unrealized gains (losses) on investments(1)	$1,597	$(484)	$581
Defined benefit pension plans(2)	(5)	(7)	(51)

Total accumulated other comprehensive income (loss) from continuing operations	1,592	(491)	530

Less: Accumulated other comprehensive income (loss) attributable to discontinued operations, net of noncontrolling interest	—	—	(68)

Accumulated other comprehensive income (loss) attributable to Equitable Life	$1,592	$(491)	$598

(1)	2018 includes a $86 million decrease to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.
(2)	2018 includes a $3 million increase to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.

The components of OCI, net of taxes for the years ended December 31, 2019, 2018 and 2017, net of tax, follow:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the year(3)	$3,052	$(1,663)	$741
(Gains) losses reclassified to Net income (loss) during the year(1)	(160)	(4)	8

Net unrealized gains (losses) on investments	2,892	(1,667)	749
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	(811)	437	(165)

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $547, $(310), and $244)	2,081	(1,230)	584

Change in defined benefit plans:
Reclassification to Net income (loss) of amortization of net prior service credit included in net periodic cost(2)	2	(4)	(5)

Change in defined benefit plans (net of deferred income tax expense (benefit) of $0, $0, and $(2))	2	(4)	(5)

Total other comprehensive income (loss), net of income taxes from continuing operations	2,083	(1,234)	579
Other comprehensive income (loss) from discontinued operations, net of income taxes(3)	—	—	23

Other comprehensive income (loss) attributable to Equitable Life	$2,083	$(1,234)	$602

(1)

See “Reclassification adjustments” in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(43) million, $(1) million and $(5) million for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)

These AOCI components are included in the computation of net periodic costs (see “Employee Benefit Plans” in Note 13). Reclassification amounts presented net of income tax expense (benefit) of $0 million, $0 million and $2 million for the years ended December 31, 2019, 2018 and 2017, respectively.

(3)	Includes reclassification related to Discontinued Operations in 2017.

Investment gains and losses reclassified from AOCI to Net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of

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income (loss). Amounts reclassified from AOCI to Net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

17)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2019, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date to be up to approximately $100 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

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In August 2015, a lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O’Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from Equitable Life, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that Equitable Life implemented the volatility management strategy in violation of applicable law. Plaintiff seeks an award of damages individually and on a class-wide basis, and costs and disbursements, including attorneys’ fees, expert witness fees and other costs. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted Equitable Life’s motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the United States Court of Appeals for the Second Circuit reversed the trial court’s decision with instructions to remand the case to Connecticut state court. In September 2018, the Second Circuit issued its mandate, following Equitable Life’s notification to the court that it would not file a petition for writ of certiorari. The case was transferred in December 2018 and is pending in Connecticut Superior Court, Judicial District of Stamford. We are vigorously defending this matter.

In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life (“UL”) policies subject to Equitable Life’s COI rate increase. In early 2016, Equitable Life raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The current consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations by Equitable Life in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek; (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. Five other federal actions challenging the COI rate increase are also pending against Equitable Life and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states’ consumer protection statutes and common law fraud. Three actions are also pending against Equitable Life in New York state court. Equitable Life is vigorously defending each of these matters.

Obligations under Funding Agreements

As a member of the FHLBNY, Equitable Life has access to collateralized borrowings. It also may issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require Equitable Life to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Life issues short-term funding agreements to the FHLBNY and uses the funds for asset, liability, and cash management purposes. Equitable Life issues long-term funding agreements to the FHLBNY and uses the funds for spread lending purposes.

Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral. Equitable Life has purchased FHLBNY stock of $322 million and pledged collateral with a carrying value of $9.8 billion as of December 31, 2019.

Funding agreements are reported in Policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4. The table below summarizes the Company’s activity of funding agreements with the FHLBNY.

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Change in FHLBNY Funding Agreements during the Years Ended December 31, 2019 and 2018

	Outstanding Balance at December 31, 2018	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Outstanding Balance at December 31, 2019
	(in millions)
Short-term funding agreements:
Due in one year or less	$1,640	$29,330	$26,420	$58	$4,608
Long-term funding agreements:
Due in years two through five	1,569	—	—	77	1,646
Due in more than five years	781	—	—	(135)	646

Total long-term funding agreements	2,350	—	—	(58)	2,292

Total funding agreements(1)	$3,990	$29,330	$26,420	$—	$6,900

	Outstanding Balance at December 31, 2017	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Outstanding Balance at December 31, 2018
	(in millions)
Short-term funding agreements:
Due in one year or less	$500	7,980	$6,990	$150	$1,640
Long-term funding agreements:
Due in years two through five	1,621	—	—	(52)	1,569
Due in more than five years	879	—	—	(98)	781

Total long-term funding agreements	2,500	—	—	(150)	2,350

Total funding agreements(1)	$3,000	$7,980	$6,990	$—	$3,990

(1)

The $9 million, $11 million and $14 million difference between the funding agreements carrying value shown in fair value table for 2019, 2018 and 2017, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements’ borrowing rates.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2019, these arrangements include commitments by the Company to provide equity financing of $1 billion (including $225 million with affiliates ) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

The Company had $17 million of undrawn letters of credit related to reinsurance at December 31, 2019. The Company had $260 million of commitments under existing mortgage loan agreements at December 31, 2019.

Pursuant to certain assumption agreements (the “Assumption Agreements”), AXA Financial legally assumed primary liability from Equitable Life for all current and future liabilities of Equitable Life under certain employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits as well as under the AXA Equitable Retirement plan, a frozen qualified pension plan. Equitable Life remains secondarily liable for its obligations under these plans and would recognize such liabilities in the event AXA Financial does not perform under the terms of the Assumption

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Agreements. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. See Note 1 for further information.

18)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2019, 2018 and 2017, respectively, Equitable Life’s statutory net income (loss) totaled $3.9 billion, $3.1 billion and $748 million. Statutory surplus, Capital stock and Asset Valuation Reserve (“AVR”) totaled $8.7 billion and $7.9 billion at December 31, 2019 and 2018, respectively. At December 31, 2019, Equitable Life, in accordance with various government and state regulations, had $58 million of securities on deposit with such government or state agencies.

In 2019, Equitable Life paid to its direct parent which subsequently distributed such amount to Holdings an ordinary shareholder dividend of $1.0 billion. In 2018, Equitable Life paid to its direct parent which subsequently distributed such amount to Holdings an ordinary shareholder dividend of $1.1 billion. Also, in 2018, Equitable Life transferred its interests in ABLP, AB Holding and the General Partner to Alpha Units Holdings, Inc., a newly formed subsidiary, and distributed the shares of that subsidiary to its direct parent which subsequently distributed such shares to Holdings (the “AB Ownership Transfer”). The AB Ownership transfer was considered an extraordinary dividend of $1.7 billion representing the equity value of Alpha Units Holdings, Inc. In connection with the AB Ownership Transfer, Equitable Life paid an extraordinary cash dividend of $572 million and issued a surplus note to Holdings in the same amount. Equitable Life repaid the outstanding principal balance of the surplus note in March 2019.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Life is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

New York State insurance law provides that a stock life insurer may not, without prior approval of the New York State Department of Financial Services (“NYDFS”), pay a dividend to its stockholders exceeding an amount calculated under one of two standards (the “Standards”). The first standard allows payment of an ordinary dividend out of the insurer’s earned surplus (as reported on the insurer’s most recent annual statement) up to a limit calculated pursuant to a statutory formula, provided that the NYDFS is given notice and opportunity to disapprove the dividend if certain qualitative tests are not met (the “Earned Surplus Standard”). The second standard allows payment of an ordinary dividend up to a limit calculated pursuant to a different statutory formula without regard to the insurer’s earned surplus. Dividends exceeding these prescribed limits require the insurer to file a notice of its intent to declare the dividends with the NYDFS and prior approval or non-disapproval from the NYDFS.

In applying the Standards, Equitable Life could pay ordinary dividends up to approximately $2.4 billion during 2020.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2019, EQ AZ Life Re holds $1.2 billion of assets in the EQ AZ Life Re Trust and letters of credit of $2.1 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

At December 31, 2019 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2019.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

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Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles (“SAP”) and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)	DISCONTINUED OPERATIONS

Distribution of AllianceBernstein to Holdings

Effective December 31, 2018, the Company and its subsidiaries transferred all economic interests in the business of AB to a newly created entity, Alpha Unit Holdings, LLC (“Alpha”). The Company distributed all equity interests in Alpha to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of Holdings. The AB transfer and subsequent distribution of Alpha equity interests (“the AB Business Transfer”) removed the authority to control the business of AB and as such AB’s operations are now reflected as a discontinued operation in the Company’s consolidated financial statements in all periods presented. Prior to the fourth quarter of 2018, the Company reported the operations of AB as its Investment Management and Research segment.

In connection with the transfer, the Company paid an extraordinary dividend in cash to Holdings in the amount of $572 million. The Company also issued a one-year senior surplus note to Holdings for $572 million that was repaid on March 5, 2019. See Note 12 for details of the senior surplus note.

Transactions Prior to Distribution

Intercompany transactions prior to the AB Business Transfer between the Company and AB were eliminated and excluded from the consolidated statements of income (loss) and consolidated balance sheets.

The table below presents AB’s revenues recognized in 2018 and 2017, disaggregated by category:

	Years Ended December 31,
	2018	2017
	(in millions)
Investment management, advisory and service fees:
Base fees	$2,156	$2,025
Performance-based fees	118	95
Research services	439	450
Distribution services	419	412
Other revenues:
Shareholder services	76	75
Other	35	42

Total investment management and service fees	$3,243	$3,099

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Transactions Ongoing after Distribution

After the AB Business Transfer, services provided by AB will consist primarily of an investment management service agreement and will be included in investment expenses and identified as a related party transaction.

Discontinued Operations

The following table presents the amounts related to the Net income (loss) of AB that has been reflected in Discontinued operations:

	Years Ended December 31,
	2018	2017
	(in millions)
REVENUES
Net derivative gains (losses)	$12	$(24)
Net investment income (loss)	24	142
Investment management and service fees	3,243	3,099
Other income	—	—

Total revenues	$3,279	$3,217

BENEFITS AND OTHER DEDUCTIONS
Compensation and benefits	$1,370	$1,307
Commissions and distribution related payments	427	415
Interest expense	8	6
Other operating costs and expenses	727	789

Total benefits and other deductions	2,532	2,517

Income (loss) from discontinued operations, before income taxes	747	700
Income tax (expense) benefit	(69)	(82)

Net income (loss) from discontinued operations, net of taxes	678	618
Less: Net (income) loss attributable to the noncontrolling interest	(564)	(533)

Net income (loss) from discontinued operations, net of taxes and noncontrolling interest	$114	$85

20)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests were:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Balance, beginning of period	$39	$25	$10
Net earnings (loss) attributable to redeemable noncontrolling interests	5	(2)	1
Purchase/change of redeemable noncontrolling interests	(5)	16	14

Balance, end of period	$39	$39	$25

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21)	QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The unaudited quarterly financial information for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in millions)
2019
Total revenues	$690	$2,071	$1,946	$441

Total benefits and other deductions	$1,680	$1,753	$2,383	$1,762

Net income (loss)	$(828)	$265	$(262)	$(1,021)

2018
Total revenues	$1,139	$1,621	$27	$4,164

Total benefits and other deductions	$1,512	$4,278	$763	$1,879

Net income (loss)	$(264)	$(2,084)	$(509)	$1,936

Net Income (Loss) Volatility

With the exception of the GMxB Unwind during the second quarter of 2018 that is further described in Note 12, the fluctuation in the Company’s quarterly Net income (loss) during 2019 and 2018 is not due to any specific events or transactions, but instead is driven primarily by the impact of changes in market conditions on the Company’s liabilities associated with GMxB features embedded in its variable annuity products, partially offset by derivatives the Company has in place to mitigate the movement in those liabilities. As those derivatives do not qualify for hedge accounting treatment, volatility in Net income (loss) result from the changes in fair value of the derivatives being recognized in the period in which they occur, with offsetting changes in the liabilities being partially recognized in the current period. An additional source of Net income (loss) volatility is the impact of the Company’s annual actuarial assumption review. See Note 2, Significant Accounting Policies — Assumption Updates, for further detail of the impact of assumption updates on Net income (loss) in 2019 and 2018.

Discontinued Operations

In addition, as further described in Note 19, as a result of the AB Business Transfer effective as of December 31, 2018, AB’s operations are now reflected as Discontinued operations in the Company’s consolidated financial statements. The financial information for prior periods presented in the consolidated financial statements have been adjusted to reflect AB as Discontinued operations.

22)	SUBSEQUENT EVENTS

None.

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AXA EQUITABLE LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2019

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed Maturities:
U.S. government, agencies and authorities	$14,385	$15,231	$14,385
State, municipalities and political subdivisions	584	649	584
Foreign governments	460	490	460
Public utilities	4,618	4,895	4,618
All other corporate bonds	37,729	39,569	37,729
Residential mortgage-backed	161	173	161
Asset-backed	843	844	843
Redeemable preferred stocks	498	511	498

Total fixed maturities	59,278	62,362	59,278
Mortgage loans on real estate(2)	12,090	12,317	12,090
Real estate held for the production of income	27	27	27
Policy loans	3,270	4,199	3,270
Other equity investments	1,149	1,149	1,149
Trading securities	6,376	6,598	6,598
Other invested assets	2,129	2,129	2,129

Total Investments	$84,319	$88,781	$84,541

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by valuation allowance.

F-78

AXA EQUITABLE LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2019
Life insurance in-force	$392,420	$66,770	$31,699	$357,349	8.9%

Premiums:
Life insurance and annuities	$825	$99	$185	$911	20.3%
Accident and health	43	27	9	25	36.0%

Total Premiums	$868	$126	$194	$936	20.7%

2018
Life insurance in-force	$390,374	$69,768	$30,322	$350,928	8.6%

Premiums:
Life insurance and annuities	$787	$128	$177	$836	21.2%
Accident and health	49	32	9	26	34.6%

Total Premiums	$836	$160	$186	$862	21.6%

2017
Life insurance in-force	$392,926	$73,843	$30,300	$349,383	8.7%

Premiums:
Life insurance and annuities	$826	$135	$186	$877	21.2%
Accident and health	54	36	9	27	33.3%

Total Premiums	$880	$171	$195	$904	21.6%

(1)	Includes amounts related to the discontinued group life and health business.

F-79

Retirement Investment Account®

Prospectus dated May 1, 2020

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a contract. Also, you should read the prospectuses for EQ Premier VIP Trust and EQ Advisors Trust which contain important information about their portfolios.

About the Retirement Investment Account®

The Retirement Investment Account® (“RIA”) is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds (“Funds”) and a guaranteed interest option listed in the table below are available under RIA. The Funds and guaranteed interest option comprise the “investment options” covered by this prospectus. RIA is offered under a group annuity contract issued by Equitable Financial Life Insurance Company (the “Company,” “we,” “our,” and “us”), formerly AXA Equitable Life Insurance Company.

This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

Funds

Pooled separate accounts(1)

•	AllianceBernstein Balanced — Separate Account No. 10
•	AllianceBernstein Common Stock — Separate Account No. 4
•	AllianceBernstein Mid Cap Growth — Separate Account No. 3

Separate Account No. 66

•	1290 VT Small Cap Value(2)
•	1290 VT Socially Responsible
•	EQ/AB Small Cap Growth
•	EQ/BlackRock Basic Value Equity
•	EQ/Capital Group Research(3)
•	EQ/ClearBridge Large Cap Growth
•	EQ/Core Plus Bond(3)
•	EQ/Equity 500 Index
•	EQ/Global Equity Managed Volatility
•	EQ/Intermediate Government Bond
•	EQ/International Core Managed Volatility
•	EQ/International Equity Index
•	EQ/International Value Managed Volatility
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Core Managed Volatility
•	EQ/Large Cap Growth Index
•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value Managed Volatility
•	EQ/Money Market
•	EQ/Quality Bond PLUS
•	EQ/T. Rowe Price Growth Stock
•	Multimanager Technology

(1)	The AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the “Pooled Separate Accounts”) are managed by the Company.
(2)

This is the surviving variable investment option of a Portfolio merger. Please see ”Portfolios of the Trust” later in this prospectus for the name of the acquired variable investment option which may continue to be used in certain documents for a period of time after the date of this prospectus.

(3)

This is the variable investment option’s new name. Please see “Portfolios of the Trusts” later in this prospectus for the variable investment option’s former name which may continue to be used in certain documents for a period of time after the date of this prospectus.

Separate Account No. 66 Funds invest in shares of a corresponding portfolio (“portfolio”) of EQ Premier VIP Trust and EQ Advisors Trust (the “Trusts”). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.

Guaranteed interest option. The guaranteed interest option credits interest daily and we guarantee principal.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission (“SEC”). The Statement of Additional Information (“SAI”) dated May 1, 2020, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC’s website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at Equitable-Retirement, RIA Service Office, P.O. Box 219489, Kansas City, MO 64121-9489 or calling 1-800-967-4560.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3).  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#844169

Contents of this Prospectus

About the Retirement Investment Account®	1
Index of key words and phrases	4
The Company	5
How to reach us	6
RIA at a glance — key features	7
Other contracts	8

Fee table	9

Examples	10
Condensed financial information	11

1. RIA features and benefits	12
Investment options	12
The AllianceBernstein Balanced Fund	12
The AllianceBernstein Common Stock Fund	13
The AllianceBernstein Mid Cap Growth Fund	14
Investment adviser of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds	14
Portfolio holdings policy for the Pooled Separate Accounts	15
Funds investing in the Trusts	15
Portfolios of the Trusts	16
Risks of investing in the Funds	22
Risk factors — AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds	22
Change of investment objectives	23
Guaranteed interest option	23

2. How we value your account value	24
How we determine the unit value	24
How we value the assets of the Funds	24

3. Transfers	26
Transfers among investment options	26
Disruptive transfer activity	26

When we address the reader of this prospectus with words such as “you“ and “your,“ we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.

Further, the terms and conditions of the employer’s plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer’s plan, which may be different from the features of RIA described in this prospectus.

2

4. Access to your account value	28
Participant loans	28
Choosing benefit payment options	28

5. RIA	29
Summary of plan choices of RIA	29
How to make contributions	29
Selecting investment options	29
Allocating program contributions	30

6. Distributions	31

7. Optional participant recordkeeping services	32

8. Charges and expenses	33
Participant recordkeeping services charge	34
Other billing arrangements	34
General information on fees and charges	35

9. Tax information	36
CARES Act	36
Buying a contract to fund a retirement arrangement	37
Impact of taxes to the Company	37
Certain rules applicable to plans designed to comply with Section 404(c) of ERISA	37

10. More information	38
About changes or terminations	38
IRS disqualification	38
About the separate accounts	38
About the Trusts	38
About the general account	39
When we pay proceeds	39
When transaction requests are effective	39
Voting rights	39
COVID-19	40
Cybersecurity risks and catastrophic events	40
About legal proceedings	40
Financial statements	40
About the trustee	40
Reports we provide and available information	41
Acceptance and responsibilities	41
About registered units	41
Assignment and creditors’ claims	41
Distribution of the contracts	41
Commissions and service fees we pay	42

Appendix

I	—	Condensed financial information	I-1

Statement of additional information Table of contents

3

Index of key words and phrases

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.

Page

The Company	5
business day	24
benefit payment options	28
Code	7
contracts	29
contributions	29
CWC	33
current rate	23
disruptive transfer activity	26
DOL	29
ERISA	7
exclusive funding employer plan	29
Fair valuation	25
financial professional	1
Funds	1
guaranteed interest option	1
IRS	33

Page

investment options	1, 12
market timing	6, 26
Master Retirement Trust	23
minimum rate	23
participant recordkeeping service PRS	7, 32
partial funding employer plan	29
participant-directed plans	26
portfolios	1
QDRO	33
RIA	1
SAI	1
separate accounts	38
Trusts	1, 38
trustee-directed plans	26
unit	24
unit value	24

4

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $734.4 billion in assets as of December 31, 2019. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

5

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transfers” later in this prospectus).

You can reach us to obtain:

•	Participation agreements, or enrollment or other forms used in RIA

•	Unit values and other values under your plan

•	Any other information or materials that we provide in connection with RIA

By phone:

1-800-967-4560

(Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)

For correspondence and contribution checks sent by regular mail:

Return via Mail or Fax:

Equitable-Retirement

P.O. Box 219489

Kansas City, MO 64121-9489

For contribution checks only sent by registered, certified, or overnight delivery:

Street and Overnight Address:

Equitable-Retirement

430 W. 7th Street STE 219489

Kansas City, MO 64105-1407

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 430 W. 7th Street, Kansas City, MO 64105-1407.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

6

RIA at a glance — key features

Employer plan arrangements that use the RIA contract

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”). Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally also must meet the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Employer plan arrangements chose RIA:

•   As the exclusive funding vehicle for an employer plan. If you chose this option, the annual amount of plan contributions must be at least $10,000.

•   As a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year were at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. The guaranteed interest option is not available. Also, a partial funding agreement was completed.

RIA features

•   The maximum number of active investment options that may be selected at any time is 25. We currently offer 28 investment options.

•   Benefit distribution payments.

•   Optional Participant Recordkeeping Services (“PRS”), which includes participant-level recordkeeping and making benefit payments.

•   Available for trustee-directed or participant-directed plans.

A participant-directed employer plan is an employer plan that permits investment direction by plan participants for contribution allocations or transfers among investment options. A trustee-directed employer plan is an employer plan that permits those same types of investment decisions only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.
Contributions	• Can be allocated to any one investment option or divided among them. • May be made by check or wire transfer. • Are credited on the day of receipt if accompanied by properly completed forms.
Transfers among investment options

•   Generally, amounts may be transferred among the investment options.

•   There is no charge for transfers and no tax liability.

•   Transfers from the guaranteed interest option may be subject to limitations.

Professional investment management	The Funds are managed by professional investment advisers.
Guaranteed options	The guaranteed interest option pays interest at guaranteed rates and provides guarantees of principal.

Tax considerations	• On earnings	No tax until you make withdrawals under the plan.
	• On transfers	No tax on internal transfers among the investment options.

Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement.

7

Charges and expenses

•   Ongoing operations fee assessed against assets invested in investment options including any outstanding loan balance.

•   Investment management and financial accounting fees and other expenses charged on a Fund-by-Fund basis, as applicable.

•   No sales charges deducted from contributions, but contingent withdrawal charges may apply for non- benefit distributions.

•   Charges of the Trusts’ portfolios for management fees and other expenses, and 12b-1 fees.

•   Administrative fee if you purchase an annuity payout option.

•   Participant recordkeeping (optional) charge per participant annual fee of $25.

•   Loan fee of 1% of loan principal amount at the time the plan loan is made.

•   Administrative charge for certain Funds of Separate Account No. 66.

•   We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.

Benefit payment options	• Lump sum. • Installments on a time certain or dollar certain basis. • Variety of fixed annuity benefit payout options as available under an employer’s plan.
Additional features

•   Participant loans (if elected by your employer; some restrictions apply).

•   Quarterly reports showing:

—  transactions in the investment options during the quarter for the employer plan;

—  the number of units in the Funds credited to the employer plan; and

—  the unit values and/or the balances in all of the investment options as of the end of the quarter.

•   Automatic confirmation notice to employer/trustee following the processing of an investment option transfer.

•   Annual and semiannual report of the Funds.

The above is not a complete description of all material provisions of the contract. In some cases restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. Your contract and any endorsements, riders and data pages are the entire contract between you and the Company. The prospectus and contract should be read carefully before investing. Please feel free to call us if you have any questions.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about any of our annuity contracts.

8

Fee table

The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in “Charges and expenses” later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. We deduct no sales charge at the time you make a contribution, and there are no transfer or exchange fees when you transfer assets among the investment options under the contract.

Charges we deduct from your account value at the time you request certain transactions:
Maximum contingent withdrawal charge (as a percentage of Fund assets)(1)	6%

Administrative fee if you purchase an annuity payout option	$175

Loan fee (as a percentage of amount withdrawn as loan principal at the time the loan is made)	1%

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

Charge we deduct from your account value
Maximum ongoing operations fee (expressed as an annual percentage)(2)	1.25%

Charges we deduct expressed as an annual percentage of daily net assets in Separate Account No. 66
Administrative charge (applies only to certain Funds(3) in Separate Account No. 66)(4)	0.05%

Pooled trust expenses expressed as an annual percentage

	Investment Management and Accounting Fee(4)	Direct Operating and Other Expenses(5)	Total

AllianceBernstein Common Stock	0.30%	0.09%	0.39%

AllianceBernstein Mid Cap Growth	0.65%	0.01%	0.66%

AllianceBernstein Balanced	0.50%	0.13%	0.63%

Charges we deduct at the end of each month
Annual Optional Participant Recordkeeping Services Fee(6)	$25 per plan participant

A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2019 charged by any of the portfolios. These fees and expenses are reflected in the portfolio’s net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio’s fees and expenses is contained in the Trust prospectus for the portfolio.

Portfolio operating expenses expressed as an annual percentage of average daily net assets
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(7)	Lowest 0.58%	Highest 1.47%

Notes:

(1)

The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan’s participation in RIA.

9

(2)

The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.

(3)

The Funds that have an Administrative charge are: EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.

(4)

These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended December 31, 2019. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2020.

(5)

These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2019. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2020.

(6)	We deduct this fee on a monthly basis at the rate of $2.08 per participant.

(7)	“Total Annual Portfolio Operating Expenses” may be based, in part, on estimated amounts of such expenses.

Examples

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.

The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant’s retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $399.23 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.

We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Separate Account No. 66 examples:

These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Separate Account No. 66
	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,310	$2,591	$3,821	$6,568	$723	$2,124	$3,464	$6,568
(b) assuming minimum fees and expenses of any of the Portfolios	$1,226	$2,357	$3,462	$5,981	$634	$1,877	$3,088	$5,981

Pooled separate account examples:

These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
AllianceBernsteinBalanced	$1,226	$2,357	$3,462	$5,981	$634	$1,877	$3,088	$5,981
AllianceBernsteinCommon Stock	$1,203	$2,293	$3,363	$5,814	$610	$1,809	$2,984	$5,814
AllianceBernsteinMid Cap Growth	$1,229	$2,365	$3,474	$6,002	$637	$1,885	$3,101	$6,002

10

Condensed financial information

Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2019.

Financial Statements of the Funds

Each Fund is, or is part of, one of our separate accounts as described in “About the separate accounts” under “More information” later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.

11

1. RIA features and benefits

Investment options

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

The AllianceBernstein Balanced Fund

Objectives

The Balanced Fund (Separate Account No. 10) (the “Portfolio”) seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

Investment strategies

The Global Structured Equity sub-portfolio’s objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor’s global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor’s investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor’s analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor’s currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of the Company.

The U.S. Core Fixed Income’s sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor’s independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor’s most senior research and portfolio management professionals meet in “research review” sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations — the output of

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the research review sessions — into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio’s non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations (“CMOs”), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor’s Corporation (S&P), Baa or higher by Moody’s Investor Services, Inc. (Moody’s), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with the Company’s guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

Asset allocation policies

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to the Company’s specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio’s debt and equity components to vary in response to markets, but ordinarily only by +/– 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with the Company’s specifications. The Fund is valued daily.

Allocation Portfolio Type	Sub-Portfolio	The Company’s Specified Target
Global Equity	Global Structured Equity	60%
Total fixed and money market instruments:		40%
• Fixed	• 35%–US Core Fixed Income
• Money market instruments	• 5%–Cash

Risks of investment strategies

See “Risks of investing in the Funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

The AllianceBernstein Common Stock Fund

Objective

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index (“Index”); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

Investment strategies

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

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The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor’s opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the Funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

The AllianceBernstein Mid Cap Growth Fund

Objective

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

Investment strategies

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund’s investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer’s first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the Funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Investment adviser of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the “Funds”). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Funds. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of the Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following

14

`portfolio managers are primarily responsible for the day-to-day management of the portfolios:

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Balanced Fund	Michael Canter	Portfolio Manager at AllianceBernstein since 2016
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984
	Ben Sklar	Portfolio Manager at AllianceBernstein since 2009
	Janaki Rao	Portfolio Manager at AllianceBernstein since 2013
AllianceBernstein Common Stock Fund	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984
AllianceBernstein Mid Cap Growth Fund	John H. Fogarty	Portfolio Manager at AllianceBernstein since 1997

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.

As of December 31, 2019 AllianceBernstein had total assets under management of approximately $623 million. AllianceBernstein’s main office is located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio holdings policy for the Pooled Separate Accounts

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month and free of charge by calling 1(866) 642-3127.

Funds investing in the Trusts

The Funds of Separate Account No. 66 invest in corresponding portfolios of EQ Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table on the next page shows the names of the corresponding portfolios, their investment objectives, and their advisers.

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Portfolios of the Trusts

We offer affiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), formerly AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified below in the chart by a “✓ ” under the column entitled “Volatility Management.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

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Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses.

This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

EQ Premier VIP Trust(1) Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/Core Plus Bond**(2)	A	Seeks to achieve high total return through a combination of current income and capital appreciation.	• Equitable Investment Management Group, LLC

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
1290 VT Small Cap Value***(4)	IB	Seeks to achieve long-term growth of capital.	• BlackRock Investment Management, LLC • Equitable Investment Management Group, LLC • Horizon Kinetics Asset Management LLC
1290 VT SOCIALLY RESPONSIBLE	IB	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC
EQ/AB SMALL CAP GROWTH	IA	Seeks to achieve long-term growth of capital.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/BLACKROCK BASIC VALUE EQUITY	IB	Seeks to achieve capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC
EQ/Capital Group Research**(3)	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • Capital International, Inc.
EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	Seeks to achieve long-term capital growth.	• Equitable Investment Management Group, LLC • ClearBridge Investments, LLC
EQ/EQUITY 500 INDEX	IA	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Stock Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s 500 Composite Stock Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc. • Invesco Advisers, Inc.	✓
EQ/INTERMEDIATE GOVERNMENT BOND	IA	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government Bond Index.	• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   EARNEST Partners, LLC

•   Massachusetts Financial Services Company d/b/a MFS Investment Management

•   Federated Global Investment Management Corp.

✓
EQ/INTERNATIONAL EQUITY INDEX	IA	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ Euro STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Harris Associates L.P.	✓
EQ/JPMORGAN VALUE OPPORTUNITIES	IB	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • J.P.Morgan Investment Management Inc.
EQ/LARGE CAP CORE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Capital International, Inc. • Vaughan Nelson Investment Management • Thornburg Investment Management, Inc.	✓
EQ/LARGE CAP GROWTH INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   HS Management Partners, LLC

•   Loomis, Sayles & Company, L.P.

•   Polen Capital Management, LLC

•   T. Rowe Price Associates, Inc.

✓
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management	✓
EQ/MID CAP INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s MidCap 400® Index.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC
EQ/MID CAP VALUE MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Wellington Management Company, LLP	✓
EQ/MONEY MARKET*	IA	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	• Equitable Investment Management Group, LLC • BNY Mellon Investment Adviser, Inc.
EQ/QUALITY BOND PLUS	IA	Seeks to achieve high current income consistent with moderate risk to capital.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC • Pacific Investment Management Company LLC

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/T. ROWE PRICE GROWTH STOCK	IB	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • T. Rowe Price Associates, Inc.
MULTIMANAGER TECHNOLOGY	IB	Seeks to achieve long-term growth of capital.	• AllianceBernstein L.P. • Allianz Global Investors U.S. LLC • Equitable Investment Management Group, LLC • Wellington Management Company, LLP
*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)	Formerly known as AXA Premier VIP Trust
**

This information reflects the variable investment option’s name. The chart below reflects the variable investment option’s former name which may continue to be used in certain documents for a period of time after the date of this prospectus. The number in the “FN” column corresponds with the number contained in the table above.

FN	Variable Investment Option Name

(2)	Charter Multi-Sector Bond

(3)	EQ/Capital Guardian Research
(***)

This information reflects the merger of variable investment options. The chart below reflects the acquired variable investment which may continue to be used in certain documents for a period of time after the date of this prospectus, and the acquiring variable investment option. The number in the “FN” column corresponds with the number contained in the table above.

FN	Acquired Variable Investment Option	Acquiring Variable Investment Option

(4)	Charter Small Cap Value	1290 VT Small Cap Value

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-967-4560.

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Risks of investing in the Funds

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.

Risk factors — AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Common stock.  Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund’s investments — and, therefore, the value of the Fund’s units — to fluctuate.

Securities of medium and smaller-sized companies.  The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Non-equity securities.  Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund — and, therefore, the value of the Fund’s units — will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund’s holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund’s units, but will not affect the income received from the Fund’s current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Foreign investing.  Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds’ foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund’s foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Restricted securities.  Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

Risks of investment strategies.  Due to the AllianceBernstein Mid Cap Growth Fund’s aggressive investment policies, this

22

Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Risks associated with the AllianceBernstein Common Stock Fund

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as “tracking error.” The Fund attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

Risks associated with the AllianceBernstein Balanced Fund

Bonds rated below A by S&P, Moody’s or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

Change of investment objectives

We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Department of Financial Services approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See “Voting rights” under “More information” later in this prospectus.

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information” later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

Current and minimum interest rates

Except as described below, the “current rate” is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare “minimum rates” for the next two calendar years. The minimum interest rates will never be lower than 4%.

The current interest rate for 2020 and the minimum interest rates for 2021 and 2022 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2021 and the minimum rates effective for calendar year 2022 and 2023 will be declared in December 2020.

Classes of employer plans

We assigned an employer plan to a “class” of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.

Revised interest rates

All of the following conditions must exist for us to declare a revised rate:

•

on the date of the allocation, the “current” guaranteed interest rate with respect to the employer plan’s guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

•

prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

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2. How we value your account value

For the Funds.  When you invest in a Fund, your contribution or transfer purchases “units” of that Fund. The unit value on any day reflects the value of the Fund’s investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

Generally, our “business day” is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.

On any given day, your account value in any Fund equals the number of the Fund’s units credited to your account, adjusted for any Fund’s units cancelled from your account, multiplied by that day’s value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.

For the guaranteed interest option.  The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less (i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

How we determine the unit value

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.

For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

•	First, we take the value of the Fund’s assets at the close of business on the preceding business day.
•

Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

•	Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

•	Finally, we divide this amount by the value of the Fund’s assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days (“valuation period”) is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Fund for that valuation period. The net investment factor for a valuation period is:

(	a	)	– c
b

where:

(a)

is the value of the Fund’s shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)	is the value of the Fund’s shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)	is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.

How we value the assets of the Funds

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

•

Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other

24

unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

•

Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

•	United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

•

Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

•	Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

•

Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

•

Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

Fair valuation

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

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3. Transfers

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters (“transfer period”).

Participant-directed plans.  Under these plans, the contract owner has instructed us to accept the plan trustee’s allocations that are in accordance with the plan participants’ directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Funds, during any transfer period, the following limitations apply:

For plans electing the optional participant recordkeeping services (“PRS”), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant’s behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in “Optional participant recordkeeping services” later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

Trustee-directed plans.  Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of

26

small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the “trusts”). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, the Company reviews participant’s trading activity to identify any potentially disruptive transfer activity. The Company follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

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4. Access to your account value

Participant loans

Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA.

Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under “Loan provisions.”

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.

Choosing benefit payment options

RIA offers a variety of benefit payment options, subject to the provisions of an employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more of the following forms of distribution:

•	purchase of one of our annuities;

•	lump sum distribution;

•	use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

•	permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

•	life annuity;

•	life annuity – period certain;

•	life annuity – refund certain;
•	period certain annuity; and

•	qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The various fixed annuities we offer under RIA are described in greater detail in the SAI under “Annuity benefits.” As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in “Optional participant recordkeeping services” later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting.

RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

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5. RIA

This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.

RIA consists of two group annuity contracts (“contracts”) issued by the Company, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services (“PRS”) agreement. RIA had $34.79 million in assets as of December 31, 2019.

Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under “How to reach us – Information on joining RIA“ earlier in this prospectus.

Summary of plan choices of RIA

RIA is used:

•

as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an “exclusive funding employer plan”; or

•

as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a “partial funding employer plan.” We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

•	participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or
•	trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

Making the right choices for your plan depends on your own set of circumstances. We recommend that you review all contracts and trust, participation and related agreements with your legal and tax counsel.

How to make contributions

Regular contributions.  Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under “For contributions checks only” in “How to reach us” earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to the Company. Third-party checks are not acceptable, except for roll-over contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

Selecting investment options

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor (“DOL”) Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:

•	select the EQ/Money Market Fund if you select any of the EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, or EQ/Core Plus Bond Funds; or

29

•	select the guaranteed interest option if you do not select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Plus Bond or EQ/AB Small Cap Growth Funds.

If you select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.

Allocating program contributions

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

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6. Distributions

Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See “Charges and expenses” later in this prospectus.

Amounts in the Funds.  These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See “When we pay proceeds” later in this prospectus.

Amounts in the guaranteed interest option.  These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.

ILLUSTRATION OF DEFERRED PAYOUT PROVISION

Transaction Date		End of Year 1		End of Year 2		End of Year 3		End of Year 4		End of Year 5

Guaranteed Interest Option		Balance 1		Balance 2		Balance 3		Balance 4		Balance 5
Plan Assets		+ Interest		+ Interest		+ Interest		+ Interest		+ Interest
– Withdrawal Charge		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee
Distribution Amount 1		Distribution Amount 2		Distribution Amount 3		Distribution Amount 4		Distribution Amount 5		Final Distribution
Dist. Amt. 1	= 1st Payment	Dist. Amt. 2	= 2nd Payment	Dist. Amt. 3	= 3rd Payment	Dist. Amt. 4	= 4th Payment	Dist. Amt. 5	= 5th Payment
6		5		4		3		2

Dist. Amount 1		Dist. Amount 2		Dist. Amount 3		Dist. Amount 4		Dist. Amount 5
– 1st Payment		– 2nd Payment		– 3rd Payment		– 4th Payment		– 5th Payment
Balance 1	→	Balance	→	Balance	→	Balance	→	Balance	→

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7. Optional participant recordkeeping services

Services provided.  If you elected the participant recordkeeping services program (“PRS”), we:

•	establish an individual participant account for each participant covered by your plan based on data you provide;

•	receive and deposit contributions on behalf of participants to individual participant accounts;

•

maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant’s proportionate values in the plan;

•	provide to you individual participant’s reports reflecting the activity in the individual participant’s proportionate interest in the plan; and

•	process transfers and distributions of the participant’s portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing the Company with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

Investment options.  You must include the guaranteed interest option in the investment options if you select PRS.

Fees.  We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days’ notice to the employer. See “Charges and expenses” later in this prospectus.

Enrollment.  Enrollment of your plan in PRS is no longer available.

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8. Charges and expenses

You will incur two general types of charges under RIA:

(1)

Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2)	Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.

Contingent withdrawal charge

(Reduces the number of units)

We may impose a contingent withdrawal charge (“CWC”) against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan’s participation in RIA or (ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service (“IRS”) or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer’s merger with another company, (ii) the sale of the employer or (iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan’s participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of the Company agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan’s assets for purposes of assessing the CWC.

Withdrawal in Participation Years	Contingent Withdrawal Charge
1 or 2	6% of Amount Withdrawn
3 or 4	5%
5 or 6	4%
7 or 8	3%
9	2%
10 and later	0%

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1.	as the result of the retirement, death or disability of a participant;

2.	as the result of a participant’s separation from service as defined under Section 402(d)(4)(A) of the Code;

3.	in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4.	as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5.	as a hardship withdrawal pursuant to Section 401(k) of the Code;

6.

pursuant to a qualified domestic relations order (“QDRO”) under Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7.	as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8.

as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, the Company reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

Annuity administrative charge

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month’s annuity payment.

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Loan fee

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.

Ongoing operations fee

(Reduces the number of units)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under “Additional information about RIA.”

Combined balance of investment options	Monthly Rate
First $ 150,000	1/12 of 1.25%
Next $ 350,000	1/12 of 1.00%
Next $ 500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

Administrative charge for certain of the Funds of Separate Account No. 66

(Reflected in the unit values)

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the “Fee Table” earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.

Investment management and accounting fees

(Reflected in the unit values)

The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and

AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein’s investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2019. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2020.

Direct Operating and Other Expenses

(Reflected in the unit values)

In addition to the investment management and accounting fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2019. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2020.

Participant recordkeeping services charge

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants’ individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.

Other billing arrangements

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between the Company and the employer.

Annual portfolio operating expenses

(Indirect expenses borne by the Funds)

The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.

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Portfolio operating expenses

(Deducted by the Trusts)

The Trusts deduct the following types of fees and expenses:

•	Investment management fees.

•	12b-1 fees (see “More information” later in this prospectus).

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

General information on fees and charges

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

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9. Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

•	participation, vesting and funding;

•	nondiscrimination;

•	limits on contributions and benefits;

•	distributions;

•	penalties;

•	duties of fiduciaries;

•	prohibited transactions; and

•	withholding, reporting and disclosure.

It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts. Legislation enacted at the end of 2019 which is generally effective January 1, 2020 makes significant changes to tax-qualified retirement plans. Please consult your tax adviser regarding how this legislation impacts you and your plan.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. tax-payers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020, with certain provisions immediately effective or retroactively effective to January 1, 2020. If you own a tax-qualified contract or intend to purchase a tax-qualified contract, you should consult with your tax adviser regarding how the CARES Act impacts your unique situation. The CARES Act suspends required minimum distributions during the 2020 calendar year for many tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs). Please read all disclosure in this Prospectus accordingly. The CARES Act permits penalty-free withdrawals during 2020 from such plans and contracts by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts would be limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. The CARES Act also increases availability of specified qualified plan loans and flexibility of repayment. Please consult your tax adviser about your individual circumstances.

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Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity’s features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries may be relieved of liability for any investment loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan’s sponsor to meet the requirement of Section 404(c), it is the plan’s sponsor’s responsibility to comply with the requirements of the regulation. The Company and its agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

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10. More information

About changes or terminations

Amendments.  The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

Termination.  We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between the Company and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to the Company in connection with the employer plan’s participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS disqualification

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

About the separate accounts

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”). The Trusts’ shares are purchased by Separate Account No. 66.

About the Trusts

EQ Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. Equitable Investment Management Group, LLC (Equitable IMG) serves as the investment adviser of the Trusts. As such, Equitable IMG oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in

38

certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

About the general account

Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

When we pay proceeds

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or
(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.

When transaction requests are effective

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

Voting rights

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.

If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter’s interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for the Company. We

39

currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

COVID-19

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. Equity and financial markets have experienced increased volatility and negative returns, and interest rates have declined due to the COVID-19 pandemic and other market factors. Such events can adversely impact us and our operations. Management believes the Company is taking appropriate actions to mitigate the negative impact to our business and operations. However, the full impact of COVID-19 is unknown and cannot be reasonably estimated or predicted at this time as these events are still developing.

Moreover, these market conditions have impacted the performance of the funds underlying the variable investment options. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any contributions, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a financial professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract or making contributions, transfers, or withdrawals, based on your individual circumstances.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.

Financial statements

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of the Company, are in the SAI. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.

About the trustee

As trustee, Reliance Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

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Reports we provide and available information

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds’ or Trust’s portfolio securities.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance and responsibilities

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than the Company’s. We are not liable to any employer, trustee or employer plan for any damages arising from or in connection with any plan administration services performed or agreed to be performed by a financial professional.

About registered units

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such “registered units,” as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, “corporate plans”). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

Assignment and creditors’ claims

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

Distribution of the contracts

The contracts are distributed by Equitable Advisors. Equitable Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and 66. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company. Equitable Advisors is under the common control of Equitable Holdings, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Equitable Advisors is also a distributor for other life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

The Company pays compensation to Equitable Advisors based on contracts sold. The Company may also make additional payments to Equitable Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to Equitable Advisors are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” earlier in this prospectus.

Equitable Advisors Compensation.  The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 6.0% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional servicing the contract. The compensation paid by Equitable Advisors varies among financial professionals. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. Equitable Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

41

Differential compensation.  In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. We also pay different levels of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Commissions and service fees we pay

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in “Charges and expenses” earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

Certain retirement plans that use RIA may allow employer plan assets to be used in part to buy life insurance policies rather than applying all of the contributions to RIA. Financial professionals will receive commissions on any such insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

42

Appendix I: Condensed financial information

These selected per unit data and ratios for the years ended December 31, 2010 through 2019 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of the Company are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.

Separate Account No. 10 — Pooled (AllianceBernstein Balanced Fund) of Equitable Financial Life Insurance Company

Income, Expenses and Capital Changes Per Registered Unit Outstanding During the Periods Indicated and Other Supplementary Data (Note E)

		Year Ended December 31,

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Income	$9.77	$9.54	$8.22	$8.22	$7.39	$7.89	$6.55	$6.55	$6.27	$7.35

Expenses (Note B)	(2.35)	(2.30)	(2.10)	(2.04)	(1.81)	(1.76)	(1.84)	(1.60)	(1.31)	(1.17)

Net investment income	7.42	7.24	6.12	6.18	5.58	6.13	4.71	4.95	4.96	6.18
Net realized and unrealized gain (loss) on investments (Note C)	55.77	(23.20)	36.93	14.01	(5.40)	6.23	33.99	23.05	(6.02)	13.61

Net increase (decrease) in unit value	63.19	(15.96)	43.05	20.19	0.18	12.36	38.70	28.00	(1.06)	19.79

AllianceBernstein Balanced Fund unit value (Note A):

Beginning of Period	340.92	356.88	313.83	293.64	293.46	281.10	242.40	214.40	215.46	195.67

End of Period	$404.11	$340.92	$356.88	$313.83	$293.64	$293.46	$281.10	$242.40	$214.40	$215.46

Ratio of expenses to average net assets (Note B)	0.62%	0.64%	0.63%	0.67%	0.63%	0.61%	0.71%	0.71%	0.63%	0.60%

Ratio of net investment income to average net assets	1.98%	2.02%	1.82%	2.04%	1.87%	2.11%	1.80%	2.19%	2.25%	3.11%

Number of units outstanding at end of period	508	553	566	593	639	1,171	1,214	1,221	1,416	2,056
Portfolio turnover rate (Note D)	64%	146%	128%	113%	143%	111%	111%	94%	84%	83%

See Notes following tables.

I-1

Separate Account No. 4 — Pooled (AllianceBernstein Common Stock Fund) of Equitable Financial Life Insurance Company

Income, Expenses and Capital Changes Per Registered Unit Outstanding During the Periods Indicated and Other Supplementary Data (Note E)

		Year Ended December 31,

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Income	$33.01	$34.16	$28.42	$26.56	$24.97	$22.90	$19.56	$17.96	$13.24	$14.68

Expenses (Note B)	(4.45)	(3.96)	(3.24)	(2.98)	(2.45)	(2.00)	(2.25)	(1.07)	(1.38)	(1.07)

Net investment income (loss)	28.56	30.20	25.18	23.58	22.52	20.90	17.31	16.89	11.86	13.61
Net realized and unrealized gain (loss) on investments (Note C)	751.48	(69.90)	484.34	85.87	62.37	150.13	314.47	119.78	17.85	111.36

Net increase (decrease) in unit value	780.04	(39.70)	509.52	109.45	84.89	171.03	331.78	136.67	29.71	124.97

AllianceBernstein Common Stock Fund unit value (Note A):

Beginning of Period	2,165.33	2,205.03	1,695.51	1,586.06	1,501.17	1,330.14	998.36	861.69	831.98	707.01

End of Period	$2,945.37	$2,165.33	$2,205.03	$1,695.51	$1,586.06	$1,501.17	$1,330.14	$998.36	$861.69	$831.98

Ratio of expenses to average net assets (Note B)	0.17%	0.17%	0.17%	0.18%	0.16%	0.14%	0.20%	0.11%	0.16%	0.15%

Ratio of net investment income (loss) to average net assets	1.10%	1.29%	1.29%	1.46%	1.45%	1.49%	1.52%	1.77%	1.37%	1.89%

Number of units outstanding at end of period	189	222	229	261	264	414	479	709	780	921
Portfolio turnover rate (Note D)	17%	15%	15%	16%	19%	16%	17%	21%	19%	30%

See Notes following tables.

I-2

Separate Account No. 3 — Pooled (AllianceBernstein Mid Cap Growth Fund) of Equitable Financial Life Insurance Company

Income, Expenses and Capital Changes Per Registered Unit Outstanding During the Periods Indicated and Other Supplementary Data (Notes E & F)

		Year Ended December 31,

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Income	$0.26	$0.32	$0.21	$0.31	$0.23	$0.27	$0.18	$0.16	$0.29	$0.40

Expenses (Note B)	(0.45)	(0.39)	(0.32)	(0.26)	(0.26)	(0.27)	(0.24)	(0.20)	(0.18)	(0.13)

Net investment income (loss)	(0.19)	(0.07)	(0.11)	0.05	(0.03)	0.00	(0.06)	(0.04)	0.11	0.27
Net realized and unrealized gain (loss) on investments (Note C)	23.88	2.88	17.10	(0.69)	0.62	1.07	12.77	4.51	0.75	8.13

Net increase (decrease) in unit value	23.69	2.81	16.99	(0.64)	0.59	1.07	12.71	4.47	0.86	8.40

AllianceBernstein Mid Cap Growth Fund unit value (Note A):

Beginning of Period	71.56	68.75	51.76	52.40	51.81	50.74	38.03	33.56	32.70	24.30

End of Period	$95.25	$71.56	$68.75	$51.76	$52.40	$51.81	$50.74	$38.03	$33.56	$32.70

Ratio of expenses to average net assets (Note B)	0.50%	0.52%	0.52%	0.52%	0.53%	0.53%	0.55%	0.54%	0.58%	0.52%

Ratio of net investment income (loss) to average net assets	(0.22)%	(0.10)%	(0.18)%	0.10%	(0.09)%	0.00%	(0.14)%	(0.11)%	0.30%	1.00%

Number of units outstanding at end of period	3,134	3,421	3,455	3,648	3,687	7,656	7,694	9,931	10,416	17,727
Portfolio turnover rate (Note D)	43%	65%	60%	79%	79%	116%	137%	131%	137%	151%

See Notes following tables.

Notes:

A.

The values for a registered AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $28.07, $84.15 and $44.82, respectively.

B.

Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in “Charges and expenses” earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by the Company through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption “From Contractowner Transactions” as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI.

As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund and is reflected in the computation of their unit values.

C.	See Note 2 to Financial Statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.
D.

The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled).

E.

Income, expenses, gains and losses shown above pertain only to employer plans’ accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and may have operating results and other supplementary data different from those shown above.

F.

Per unit data and shares outstanding for the years ended 2010 to 2018 for Separate Account No. 3 (Pooled) have been adjusted to reflect the impact of the 10 for 1 share split that occurred on April 15, 2019.

I-3

Separate Account No. 66 (Pooled) Unit Values and Number of Registered Units Outstanding

	For the year ended December 31,
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
1290 VT Socially Responsible
Unit value	$89.07	$89.31	$104.26	$140.06	$159.12	$159.88	$175.79	$211.66	$202.41	$263.66
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
CharterSM Multi-Sector Bond
Unit value	$200.21	$210.78	$221.90	$219.55	$224.68	$223.13	$229.55	$234.57	$233.27	$249.26
Number of units outstanding	14	14	—	—	—	—	—	—	—	—
CharterSM Small Cap Value
Unit value	$201.87	$183.67	$214.47	$306.09	$290.46	$252.31	$315.97	$351.67	$306.01	$381.42
Number of units outstanding	6	6	5	5	5	1	1	—	—	—
EQ/AB Small Cap Growth
Unit value	$223.93	$222.92	$257.54	$355.67	$368.20	$357.31	$402.06	$492.95	$453.90	$579.80
Number of units outstanding	125	123	136	25	25	—	—	—	—	—
EQ/BlackRock Basic Value Equity
Unit value	$213.04	$206.42	$234.57	$323.07	$354.42	$332.63	$392.39	$424.21	$390.21	$481.66
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Capital Guardian Research
Unit value	$133.27	$138.61	$162.73	$214.43	$236.97	$241.50	$261.84	$328.44	$312.55	$415.32
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/ClearBridge Large Cap Growth
Unit value	$127.13	$119.67	$144.12	$200.43	$208.05	$210.69	$212.54	$266.94	$266.01	$351.14
Number of units outstanding	—	2	—	—	1	—	—	—	—	—
EQ/Equity 500 Index
Unit value	$349.06	$355.04	$408.92	$537.51	$606.95	$611.49	$679.87	$822.53	$781.55	$1,020.82
Number of units outstanding	451	160	11	11	11	9	9	9	8	8
EQ/Global Equity Managed Volatility
Unit value	$414.17	$363.17	$424.84	$511.33	$519.96	$510.99	$533.87	$673.11	$591.26	$740.67
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Intermediate Government Bond
Unit value	$214.77	$226.59	$228.69	$224.82	$228.15	$229.01	$229.93	$230.61	$232.41	$241.97
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/International Core Managed Volatility
Unit value	$138.22	$114.82	$133.55	$156.95	$147.16	$140.77	$141.07	$178.18	$151.65	$185.69
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/International Equity Index
Unit value	$153.78	$135.29	$157.22	$190.88	$177.62	$173.74	$177.46	$218.57	$185.32	$226.24
Number of units outstanding	645	323	300	297	294	283	280	278	275	249
EQ/International Value Managed Volatility
Unit value	$147.04	$123.27	$144.80	$172.79	$160.39	$155.32	$156.48	$193.05	$161.21	$197.73
Number of units outstanding	18	18	9	9	9	2	1	—	—	—
EQ/JPMorgan Value Opportunities
Unit value	$140.60	$133.25	$154.63	$209.97	$240.15	$234.67	$285.19	$335.72	$284.02	$362.21
Number of units outstanding	39	39	—	—	—	—	—	—	—	—

I-4

Separate Account No. 66 (Pooled) Unit Values and Number of Registered Units Outstanding  (continued)

	For the year ended December 31,
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
EQ/Large Cap Core Managed Volatility
Unit value	$106.33	$101.82	$117.08	$154.03	$171.93	$172.57	$189.53	$231.13	$216.28	$281.09
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Large Cap Growth Index
Unit value	$85.05	$87.06	$99.88	$132.32	$148.52	$155.74	$165.63	$214.03	$209.19	$283.11
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Large Cap Growth Managed Volatility
Unit value	$141.87	$136.68	$155.46	$210.47	$233.80	$243.24	$256.64	$331.62	$321.75	$430.24
Number of units outstanding	65	64	63	62	61	53	53	51	50	49
EQ/Large Cap Value Managed Volatility
Unit value	$117.79	$112.13	$129.92	$172.10	$193.15	$185.40	$213.80	$243.42	$219.27	$275.05
Number of units outstanding	437	272	214	211	209	206	203	201	198	196
EQ/Mid Cap Index
Unit value	$131.57	$128.40	$150.33	$199.30	$217.22	$211.01	$253.03	$292.21	$258.04	$323.53
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Mid Cap Value Managed Volatility
Unit value	$194.08	$175.78	$208.52	$277.49	$307.66	$296.77	$349.21	$392.24	$340.09	$430.51
Number of units outstanding	8	7	7	6	6	1	1	—	—	—
EQ/Money Market
Unit value	$175.32	$175.23	$175.14	$175.05	$174.97	$174.88	$174.79	$175.40	$177.55	$180.15
Number of units outstanding	133	14	1	1	1	1	1	—	1	1
EQ/Quality Bond PLUS
Unit value	$236.13	$239.46	$245.70	$239.98	$246.83	$247.26	$250.04	$253.39	$253.57	$267.72
Number of units outstanding	91	90	30	29	29	28	28	1	27	27
EQ/T. Rowe Price Growth Stock
Unit value	$9.64	$9.45	$11.24	$15.50	$16.84	$18.56	$18.81	$25.09	$24.68	$32.36
Number of units outstanding	132	130	116	114	113	20	19	—	—	—
Multimanager Technology
Unit value	$152.51	$145.17	$164.66	$223.26	$253.51	$269.46	$293.56	$408.41	$417.78	$575.99
Number of units outstanding	64	—	—	—	—	—	—	—	—	—

I-5

Statement of additional information

Page

The Company	2
Fund Information	2
General	2
Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds	2
Certain investments of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds	2
Portfolio holdings policy for the Pooled Separate Accounts	4
Brokerage fees and charges for securities transactions	4
Additional information about RIA	5
Loan provisions	5
Annuity benefits	6
Amount of fixed-annuity payments	6
Ongoing operations fee	6
Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company	7
Funds	7
Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund	7
Investment professional conflict of interest disclosure	11
Portfolio manager compensation	12
Distribution of the contracts	12
Custodian	12
Independent registered public accounting firm	12
AXA Equitable	13
Directors and Principal Officers	13
Directors — Officers	15
Other Officers	15
Separate Account Units of Interest Under Group Annuity Contracts	20
Financial statements index	21
Financial statements	FSA-1

Send this request form to receive a Statement of Additional Information

To:  Equitable-Retirement — RIA Service Office

P.O. Box 219489

Kansas City, MO 64121-9489

Please send me a Retirement Investment Account® SAI for May 1, 2020.

Name

Address
City	State	Zip

Client number

#841410

Retirement Investment Account®

Statement of additional information dated

May 1, 2020

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account® (“RIA”), dated May 1, 2020 (“prospectus”), and any supplements.

Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is
(212) 554-1234.

The Company	2

Fund information	2

General	2

Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds	2

Certain investments of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds	2

Portfolio holdings policy for the Pooled Separate Accounts	4

Brokerage fees and charges for securities transactions	4

Additional information about RIA	5

Loan provisions	5

Annuity benefits	6

Amount of fixed-annuity payments	6

Ongoing operations fee	6

Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company	7

Funds	7

Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund)	7

Investment professional conflict of interest disclosure	11

Portfolio manager compensation	12

Distribution of the contracts	12

Custodian	12

Independent registered public accounting firm	12

AXA Equitable	13

Directors and Principal Officers	13

Officers — Directors	15

Other Officers	15

Separate Accounts Units of Interest Under Group Annuity Contracts	20

Financial statements index	21

Financial statements	FSA-1

Copyright 2020. Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104.

All rights reserved. Retirement Investment Account® is a registered service mark of Equitable Financial Life Insurance Company.

#841410

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, ”our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed under your contract.

Fund information

General

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See “Investment options” in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding EQ Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds

Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund’s holding in that industry to exceed 25% of either Fund’s assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

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trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

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trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

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purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

•	make an investment in order to exercise control or management over a company;

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underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

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make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

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have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company’s outstanding voting securities. The Fund’s total holdings of registered investment company securities may not exceed 10% of the value of the Fund’s assets;

•	purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

•	make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

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invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (the AllianceBernstein Common Stock Fund will not invest in restricted securities).

Certain investments of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

Mortgage-related Securities.  The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO’s, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be

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guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or “GNMA”), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency’s obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a “PSPA”) under which, if the Federal Housing Finance Agency (“FHFA”) determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized mortgage obligations. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-backed securities. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-US Debt. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Zero coupon bonds. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase agreements. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

Debt securities subject to prepayment risks. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

When-issued and delayed delivery securities. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

Foreign currency forward contracts. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

Hedging transactions. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

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Portfolio holdings policy for the Pooled Separate Accounts

It is the policy of the Pooled Separate Accounts (the “Separate Accounts”) to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-800-967-4560. The Company has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, the Company may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither the Company nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to the Company, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and the Company and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by the Company or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

Brokerage fees and charges for securities transactions

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and EQ Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts’ portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as “low touch” trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access

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to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker’s experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds’ portfolio transactions.

For the years ended December 31, 2019, 2018 and 2017, total brokerage commissions for Separate Account No. 10 — Pooled were $4,932, $8,837 and $7,912, respectively; for Separate Account No. 4 — Pooled were $994, $881 and $1,010, respectively; for Separate Account No. 3 — Pooled were $4,979, $5,333 and $4,276, respectively. For the fiscal year ended December 31, 2019, commissions of $4,150, $0 and $4,537, were paid to brokers providing research services to Separate Account No. 10 — Pooled, Separate Account No. 4 — Pooled and Separate Account No. 3 — Pooled, respectively, on portfolio transactions of $31,031,661, $39,271,418 and $25,086,242, respectively.

Additional information about RIA

Loan provisions

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator’s responsibility to administer the loan program.

The following are important features of the RIA loan provision:

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We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

•	The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

•	Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

•	Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

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We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See “Charges and expenses” in the prospectus.

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The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer’s plan and the Code.

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On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see “Charges and expenses” in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

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The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See “Charges and expenses” in the prospectus.

Annuity benefits

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

Due to legislation enacted at the end of 2019, certain annuity payment options may not be available depending on the beneficiary you designate.

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Life annuity: An annuity which guarantees a lifetime income to the retired employee-participant (“annuitant”) and ends with the last monthly payment before the annuitant’s death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

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Life annuity — period certain: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period subject to required minimum distribution rules. The minimum period is usually 5, 10, 15 or 20 years.

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Life annuity — refund certain: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered subject to required minimum distribution rules. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

•	Period certain annuity: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires subject to required minimum distribution rules.

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Qualified joint and survivor life annuity: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant’s death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

Amount of fixed-annuity payments

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant’s age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant’s retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

Ongoing operations fee

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See “Charges and expenses” in the prospectus.

Combined balance of investment options		Monthly rate
First	$150,000	1/12 of 1.25%
Next	$350,000	1/12 of 1.00%
Next	$500,000	1/12 of 0.75%
Next	$1,500,000	1/12 of 0.50%
Over	$2,500,000	1/12 of 0.25%

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Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company

Funds

In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See “More information” in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2019 were $1,018, $443 and $1,493 respectively; in 2018 were $1,007, $425 and $1,301 respectively; in 2017 were $989, $375 and $1,076 respectively.

Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

AllianceBernstein Balanced Fund, Separate Account No. 10 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2019
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person
within each category below and the total
assets in the accounts managed within
	each category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Michael Canter	30	9,662	29	5,090	101	5,566	—	—	—	—	3	468
Joshua Lisser	28	23,035	32	5,867	328	41,765	—	—	—	—	1	244
Ben Sklar	28	23,034	32	5,867	324	41,619	—	—	—	—	1	244
Janaki Rao	30	9,662	29	5,090	101	5,566	—	—	—	—	3	468
Judith DeVivo	28	23,035	32	5,867	328	41,765	—	—	—	—	1	244

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Joshua Lisser	X
Michael Canter	X
Judith A. DeVivo	X
Ben Sklar	X
Janaki Rao	X

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Joshua Lisser, Michael Canter, Judith A. DeVivo, Ben Sklar and Janaki Rao have no ownership shares to report.

AllianceBernstein Balanced Fund, Separate Account No. 10 (“Fund”) is managed by the following team members:

Joshua Lisser — Head — Index Strategies

Joshua Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based risk overlay services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

Shawn Keegan — Portfolio Manager — Credit

Shawn Keegan is a Senior Vice President and a member of the Credit portfolio-management team, focusing on US and global portfolios. He is also a member of both the US Multi-Sector and the Canada Fixed Income portfolio-management teams, where he specializes in credit. Keegan first joined AB in 1997 as a portfolio assistant. He then spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team. Keegan holds a BS in finance from Siena College. Location: New York

Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

Michael S. Canter — Director — US Multi-Sector and Securitized Assets

Michael Canter is a Senior Vice President and Director of US Multi-Sector and Securitized Assets at AllianceBernstein (AB). He is also the Chief Investment Officer of AB’s Securitized Assets Fund and the former CIO of the Recovery Asset Fund (ABRA-S) and the Legacy Securities (PPIP) Fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for the firm’s investments in agency mortgage-backed securities (MBS), credit risk–transfer securities (CRT), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities (ABS). He has particularly extensive expertise in residential mortgage credit. Canter has been called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017, on how US housing policy should be structured going forward. Prior to joining the firm, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, ABS, MBS and collateralized debt obligations. He is currently a board member of the Association of Mortgage Investors. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

Ben Sklar — Portfolio Manager — Index Strategies

Ben Sklar joined AB in 2006 as an associate portfolio manager in the Blend Strategies Team, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, where he has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He received a BA from Trinity College, Hartford, and a Masters of Business Administration in finance from New York University. Location: New York

Janaki Rao — Portfolio Manager and Head — Agency Mortgage-Backed Securities Research

Janaki Rao is a Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research, where he oversees agency mortgage-backed securities (MBS) research, including fundamental and relative-value research. He brings decades of experience to AB, with a focus on MBS and US interest-rate strategies. Before joining the firm, Rao spent seven years in the US Interest Rate Strategy Group at Morgan Stanley, where he was responsible for covering the agency MBS market, including publishing for the flagship weekly publication, and generating ad hoc reports on breaking news, in-depth analysis of emerging trends and product primers. He also engaged with policymakers on various issues related to housing finance. Prior to joining Morgan Stanley, Rao ran the advance pricing, debt and derivatives trading desk at the Federal Home Loan Bank of New York. He holds a BA in economics from Delhi University and an MBA in finance from the Zicklin School of Business at Baruch College. Location: New York

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AllianceBernstein Common Stock Fund, Separate Account No. 4 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2019
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person
within each category below and the total
assets in the accounts managed within
	each category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Judith A. DeVivo	27	22,944	32	5,867	324	41,619	—	—	—	—	1	244

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith A. DeVivo	X

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s US Passive Team, which is responsible for management of all of AllianceBernstein’s Passive accounts.

Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

AllianceBernstein Mid Cap Growth Fund, Separate Account No. 3 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2019
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person within
each category below and the total assets
in the accounts managed within each
	category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
John H. Fogarty	22	18,078	18	11,095	2,773	4,255	—	—	—	—	—	—

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John H. Fogarty	X

9

The management of and investment decisions for the Fund’s portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm’s extensive internal research staff.

John H. Fogarty, CFA — Portfolio Manager — US Growth Equities

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

10

Investment professional conflict of interest disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

11

Portfolio manager compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)

Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (‘‘deferred awards’’): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan

The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Distribution of the contracts

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company, and certain of the Company’s separate accounts, the Company paid Equitable Advisors a fee of $0 in 2019, $0 in 2018 and $0 in 2017, respectively. The Company paid Equitable Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several separate accounts $550,516,044 in 2019, $525,064,725 in 2018 and $521,468,953 in 2017. Of these amounts, Equitable Advisors retained $243,138,196, $242,921,348 and $267,653,575, respectively.

Custodian

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.

Independent registered public accounting firm

The (i) financial statements of Separate Accounts No. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company as of December 31, 2019 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of AXA Equitable Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, NY 10017.

12

AXA Equitable

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

Directors and Principal Officers

Name and Principal Business Address	Business Experience Within Past Five Years

Ramon de Oliveira Investment Audit Practice, LLC 580 Park Avenue New York, NY 10065	Mr. de Oliveira has been a director since April 2018 and Chairman of the Board since March 2019. Mr. de Oliveira has been a member of AXA’s Board of Directors since April 2010, and from April 2009 to May 2010, he was a member of AXA’s Supervisory Board. Mr. de Oliveira’s current term of service on AXA’s Supervisory Board expires in 2021. He is also currently a member of the Board of Directors of AllianceBernstein Corporation since May 2017. He is a founder of the consulting firm Investment Audit Practice, LLC, based in New York, NY. From 2002 to 2006, Mr. de Oliveira was an adjunct professor of Finance at Columbia University. Starting in 1977, he spent 24 years at JP Morgan & Co. where he founded and led J.P. Morgan Global Equities and served as Chairman and Chief Executive Officer of JP Morgan Investment Management and Private Bank. He was also a member of the firm’s Management Committee since its inception in 1995. Upon the merger with Chase Manhattan Bank in 2001, Mr. de Oliveira was the only executive from JP Morgan & Co. asked to join the Executive Committee of the new firm with operating responsibilities. Previously, he served as a director of JP Morgan Suisse, American Century Company, Inc., SunGard Data Systems, JACCAR Holdings and The Hartford Insurance Company. Mr. de Oliveira is a director of Equitable and Equitable America since March 2019; prior thereto; from May 2011 to May 2018.

George Stansfield AXA 25, Avenue Matignon 75008 Paris, France	Mr. Stansfield has been a director since April 2018. Since December 1, 2017, Mr. Stansfield has been Deputy Chief Executive Officer (Directeur Général Adjoint) of AXA, and since July 1, 2016, Mr. Stansfield has been Group General Secretary and a member of AXA’s Management Committee. Mr. Stansfield was previously Head of AXA’s Group Human Resources from 2010 to 2016 and was AXA’s Group General Counsel from 2004 to 2016. Prior to 2004, Mr. Stansfield was an attorney in the legal department of AXA Equitable Life for 11 years. Mr. Stansfield holds various directorships within AXA: Chairman of the Supervisory Board of AXA Liabilities Managers (France), GIE AXA (France) and Kamet (France), Chairman of the Management Committee of AXA Venture Partners (France) and director or Management Committee member of AXA ASIA (France) and AXA Life Insurance Co Ltd. (Japan). Mr. Stansfield is also AXA’s permanent representative to the board of AXA Millésimes Finance, Château Petit Village, Château Pichon Longueville, SCI de L’Arlot and Société Belle Hélène. Mr. Stansfield has also served as a director of Equitable and Equitable America since May 2017. Mr. Stansfield is also a Trustee of the American Library of Paris, a non-profit organization and the largest English language lending library on the European mainland.

Daniel G. Kaye 767 Quail Run Inverness, IL 60067	Mr. Kaye has been a director since April 2018. From January 2013 to May 2014, Mr. Kaye served as Interim Chief Financial Officer and Treasurer of HealthEast Care System (“HealthEast”). Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP (“Ernst & Young”) from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye was a member of the Board of Directors of Ferrellgas Partners L.P. (“Ferrellgas”) from August 2012 to November 2015 where he served on the Audit Committee and Corporate Governance and Nominating Committee (Chair). Mr. Kaye is a Certified Public Accountant and National Association of Corporate Directors (NACD) Board Leadership Fellow. Mr. Kaye is also a director of Equitable and Equitable America since September 2015, AllianceBernstein Corporation since May 2017 and CME Group, Inc. since May 2019. Mr. Kaye currently serves as the Chairman of the Audit Committee of AllianceBernstein Corporation.

13

Directors and Principal Officers (continued)
Name and Principal Business Address	Business Experience Within Past Five Years

Joan Lamm-Tennant Blue Marble Microinsurance 100 Avenue of the Americas, 3rd Fl. New York, NY 10013	Ms. Lamm-Tennant has been a Director since January 2020 and is currently the founder and Chief Executive Officer of Blue Marble Microinsurance. Ms. Lamm-Tennant previously served as a member of the Board of Directors of Selective Insurance Group, Inc. from 1993 to 2015, Ivans, Inc. from 2004 to 2013, Focus Trust Fund from 1995 to 1998, and Turner Investment Advisors from 1996 to 1997. Ms. Lamm-Tennant was previously Adjunct Professor, International Business at The Wharton School of the University of Pennsylvania from 2006 to 2015, where she was the Laurence and Susan Hirsch Chair in International Business, and received the 2016 Wharton MBA Excellence in Teaching award. Prior to The Wharton School, she was concurrently Head, Enterprise Risk Management and Advisor to the MCC Chief Risk Officer at Marsh & McLennan Companies, Inc. from 2009 to 2015; prior thereto, Global Chief Economist and Risk Strategist, Guy Carpenter from 2007 to 2015. Ms. Lamm-Tennant was previously Senior Vice President and President, General Re Capital Consultants at General Reinsurance Corporation from 1999 to 2007; prior thereto, Vice President from 1997 to 1999. Ms. Lamm-Tennant completed her BBA in Accounting and MBA in Finance from St. Mary’s University and a PhD in Finance and Investments from the University of Texas at Austin. She also serves on the Board of Directors of Ambac Financial Group, Inc., Hamilton Insurance Group, Ltd. and Element Fleet Management Corp. Ms. Lamm-Tennant is currently a director of Equitable and Equitable America since January 2020.

Kristi A. Matus 47-C Dana Road Boxford, MA 01921	Ms. Matus has been a director since March 2019. Ms. Matus is an Executive Advisor for Thomas H. Lee Partners L.P since October 2017. From July 2014 to May 2016, Ms. Matus served as Executive Vice President and Chief Financial & Administrative Officer of athenahealth, Inc. (“athenahealth”). Prior to joining athenahealth, Ms. Matus served as Executive Vice President and Head of Government Services of Aetna, Inc. (“Aetna”) from February 2012 to July 2013. Prior to Aetna, she held several senior leadership roles at United Services Automobile Association (“USAA”), including Executive Vice President and Chief Financial Officer from 2008 to 2012. She began her career at the Aid Association for Lutherans, where she held various financial and operational roles for over a decade. Ms. Matus is currently a member of the Board of Directors of Tru Optik Data Corp. (“Tru Optik”) and Cerence, Inc. (“Cerence”). Ms. Matus is also a director of Equitable and Equitable America since September 2015, and AllianceBernstein Corporation since July 2019.

Bertram L. Scott 3601 Hampton Manor Drive Charlotte, NC 28226	Mr. Scott has been a director since March 2019. Mr. Scott served as Senior Vice President of population health of Novant Health, Inc. from February 2015 to May 2019. From November 2012 through December 2014, Mr. Scott served as President and Chief Executive Officer of Affinity Health Plan. From June 2010 to December 2011, Mr. Scott served as President, U.S. Commercial of CIGNA Corporation. Prior thereto, he served as Executive Vice President of TIAA-CREF from 2000 to June 2010 and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company from 2000 to 2007. Mr. Scott is currently a member of the Board of Directors of Becton, Dickinson and Company and Lowe’s Companies, Inc. Mr. Scott is also a director of Equitable America since May 2012, and a director of Equitable since March 2019.

Charles G.T. Stonehill Founding Partner Green & Blue Advisors 285 Central Park West New York, NY 10024	Mr. Stonehill has been a director since April 2018. Mr. Stonehill is Founding Partner of Green & Blue Advisors LLC. He also serves as nonexecutive Vice Chairman of the Board of Directors of Julius Baer Group Ltd. and Bank Julius Baer & Co. Ltd. Mr. Stonehill is a member of the Supervisory Board of Deutsche Boerse AG and a member of the Board of Directors of CommonBond, LLC and of PlayMagnus A/S. During his financial services career, Mr. Stonehill served as the Managing Director of Lazard Frères & Co., LLC, and global head of Lazard Capital Markets from 2002 to 2004. He served as Head of Investment Banking for the Americas of Credit Suisse First Boston from 1997 to 2002 and as Head of European Equities and Equity Capital Markets at Morgan Stanley & Co., Inc., from 1984 to 1997. Mr. Stonehill began his career at JP Morgan in the oil and gas investment banking group, where he worked from 1978 to 1984. Mr. Stonehill is also a director of Equitable since November 2017 and a director of Equitable America since March 2019. Mr. Stonehill is a director of AllianceBernstein Corporation.

14

Officers — Directors
Name and Principal Business	Address Business Experience Within Past Five Years

Mark Pearson

Mr. Pearson is Chief Executive Officer and President of Equitable Holdings and has been a director since January 2011. Mr. Pearson has been the Chief Executive Officer of Equitable since February 2011. Prior to his current role, Mr. Pearson served from 2008 to 2011 as the President and CEO of AXA Japan. He joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. Before joining AXA, Mr. Pearson spent 20 years in the insurance sector, assuming senior management positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident. Mr. Pearson holds several board positions within the Equitable Holdings family of companies, including Equitable, Equitable America and AllianceBernstein Corporation.

Mr. Pearson is a Fellow of the Association of Chartered Certified Accountants.

Other Officers
Name and Principal Business	Address Business Experience Within Past Five Years

Nicholas B. Lane

Nick Lane is President of Equitable, leading the company’s Commercial Businesses and its Marketing and Digital functions. He is a member of the Equitable Holdings (NYSE: EQH) Management Committee.

Mr. Lane has held many leadership roles in his nearly 15-year career with the company. Most recently, he served as CEO and President of AXA Japan, where he was responsible for a $5.4 billion annual revenue business and led a team of 9,000 employees and distributors.

Prior to this, he was Senior Executive Director at Equitable with responsibility across the firm’s commercial divisions. Among his key accomplishments are enhancing the business through product diversification and expanding the firm’s distribution channels through alliances with property and casualty carriers. He also launched fee-based versions of the company’s flagship variable annuity products to meet evolving financial advisor and customer needs.

Mr. Lane also ran global strategy for AXA Group, where he led development and oversight of the company’s five-year strategic plan and M&A portfolio screenings across 60 countries. In addition, he oversaw AXA Group’s asset management business.

Earlier in his career, Mr. Lane was a leader in the sales and marketing practice of the global management consulting firm McKinsey & Company.

Mr. Lane currently serves on the Board of Directors for AllianceBernstein and has previously served on the boards of AXA Investment Managers, AXA Private Equity and AXA Real Estate Management. He has held leadership roles with key professional organizations, including Chairman of the Insured Retirement Institute (IRI) and Director at the Life Insurance Marketing and Research Association (LIMRA).

Before joining the private sector, Mr. Lane served in the United States Marine Corps, earning the rank of Captain. He received an MBA from Harvard Business School and a Bachelor of Arts from Princeton University

15

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

Dave S. Hattem

Dave S. Hattem is Chief Legal Officer and Corporate Secretary of Equitable Holdings (NYSE: EQH) and a member of the Management Committee. Mr. Hattem is responsible for the oversight of the Law Departments of Holdings’ two principal franchises, Equitable and AllianceBernstein, and for helping the Company navigate the legal and regulatory environment to achieve its strategic goals.

Prior to his appointment as Chief Legal Officer, Mr. Hattem served as General Counsel and Secretary of the Company, where he oversaw the compliance, government relations, litigation and governance functions. He was Senior Vice President and Deputy General Counsel from 2004 to 2010.

Mr. Hattem joined the Company in 1994 after serving in senior management positions in the Office of the United States Attorney for the Eastern District of New York. He began as an Assistant United States Attorney in 1985 and went on to become Acting Chief and Deputy Chief of the Criminal Division. He commenced his legal career in 1981 as an associate at Barrett Smith Schapiro Simon & Armstrong.

Since 2018, Mr. Hattem has served on the Board of AXA Venture Partners, a leading investor in enterprise software, fintech, consumer tech and healthcare. He also serves on the Boards of the Life Insurance Council of New York, where he was Chairman during 2018 and 2019, and the Scholarship and Welfare Fund of Hunter College.

Mr. Hattem received his Juris Doctor degree from Brooklyn Law School, where he was managing editor of the Law Review, and a Bachelor of Arts degree from Hunter College of the City University of New York

Jeffrey J. Hurd

Jeffrey J. Hurd is Chief Operating Officer of Equitable and a member of the Equitable Holdings (NYSE: EQH) Management Committee. He has strategic oversight for the company’s Human Resources, Information Technology and Communications departments. Mr. Hurd also has responsibility for the company’s Transformation Office, which encompasses key functional areas including operations, data and analytics, procurement and corporate real estate.

Prior to joining Equitable in January 2018, Mr. Hurd served as Executive Vice President and Chief Operating Officer at American International Group, Inc. (AIG). He amassed deep industry experience during his nearly 20-year tenure at AIG, having served as the Chief Human Resources Officer, Chief Administrative Officer, Deputy General Counsel and Head of Asset Management Restructuring. In addition, he was the Chief Administrative Officer for AIG Investments and the interim CEO of AIG Global Real Estate.

Mr. Hurd currently serves on the Board of Directors for AllianceBernstein. He previously has held a variety of board positions, including United Guaranty Corporation, a leading mortgage insurer, and the post-IPO board of AIA Group, a top insurance company in Southeast Asia.

He began his career as an associate at Morgan, Lewis & Bockius.

Mr. Hurd received his Juris Doctor degree from New York University School of Law, and his Bachelor of Arts degree in political science from Union College.

16

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

Anders B. Malmström

Anders Malmstrom is Chief Financial Officer of Equitable and a member of the Equitable Holdings (NYSE: EQH) Management Committee. He is responsible for Treasury, Investment Management (General Account and Separate Accounts), Investor Relations, Corporate Development and M&A, Actuarial, Accounting and Controlling, Corporate Tax, Financial Planning and Analysis, Expense Management and Distribution Finance areas.

Mr. Malmstrom joined Equitable in 2012 from AXA Winterthur in Switzerland, where he was a member of the executive board and head of the Life department.

Before joining AXA Winterthur in 2009, Mr. Malmstrom was Head of Product Management, Group Life Insurance, at the Swiss Life Group in Zurich. He spent more than 11 years in management positions with various business divisions at The Swiss Life Group, where he began his insurance career as a developer of actuarial software in 1997.

Mr. Malmstrom holds a master’s degree in mathematics, physics and astronomy from the University of Basel in Switzerland. He also completed a dissertation in mathematics at the University of Aachen in Germany

Seth P. Bernstein

Seth P. Bernstein was appointed President and Chief Executive Officer of AllianceBernstein (AB) in 2017. In 2018, he was appointed Senior Executive Vice President of Equitable Holdings.

Prior to his appointment at AB, Bernstein had a distinguished 32-year career at JPMorgan Chase, most recently as managing director and global head of Managed Solutions & Strategy at J.P. Morgan Asset Management. In this role, he was responsible for the management of all discretionary assets within the Private Banking client segment.

Among other roles, Bernstein served as managing director and global head of Fixed Income & Currency for 10 years, concluding in 2012.

Prior to that, he held the position of chief financial officer at JPMorgan Chase’s Investment Management and Private Banking division. Bernstein holds a BA in political science and economics from Haverford College, and is a member of the Board of Managers of Haverford College.

Kermitt J. Brooks

Kermitt Brooks serves as the General Counsel of Equitable and is a member of the Equitable Holdings (NYSE: EQH) Management Committee. Mr. Brooks leads the legal, regulatory, compliance and government relations functions of Equitable.

Previously, he served as Deputy General Counsel for Equitable, where he expertly managed an array of complex state insurance and federal securities matters.

Prior to joining Equitable, Mr. Brooks served as First Deputy Superintendent and Acting Superintendent for the New York State Insurance Department. He also served as Deputy Attorney General for Operations at the New York State Office of Attorney General.

Mr. Brooks began his career as a Commercial Litigation Associate at Nixon, Hargrave Devans & Doyle, LLP. He is currently a board member of the National Organization of Life and Health Insurance Guarantee Associations, the Association of Life Insurance Counsel and the Insurance Federation of New York.

Mr. Brooks received his Juris Doctor from the University of Michigan Law School, where he was a contributing editor of the Michigan Law Review, and a Bachelor of Arts in international relations from James Madison College at Michigan State University.

17

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

William Eckert

William Eckert is Chief Accounting Officer of Equitable Holdings, responsible for the company’s accounting, tax and central finance departments, and a member of the Operating Committee for Equitable.

Prior to joining the company, Mr. Eckert served as Senior Vice President, Corporate Controller and Principal Accounting Officer of Athene Holding Ltd. Previously, Mr. Eckert served as Corporate Controller at ProSight Specialty, and prior to that Chief Accounting Officer of Kohlberg Kravis Roberts & Co. He began his career with Deloitte & Touche LLP and held leadership roles at Selective Insurance Group, Inc. and Prudential Financial, Inc.

Mr. Eckert holds a Bachelor of Science degree in business administration and accountancy from Miami University.

Aaron Sarfatti

Aaron Sarfatti is Chief Risk Officer of Equitable, responsible for the company’s enterprise risk management function. In this role, he ensures that the company’s disciplined approach to risk management helps drive business growth in a manner that delivers value for shareholders and customers. He is also a member of the Operating Committee for Equitable.

Previously, Mr. Sarfatti served as Managing Director and Head of Strategy for the company’s Life, Retirement and Wealth Management businesses.

Mr. Sarfatti has more than 15 years of experience working in financial services, life insurance, asset management and retail banking. Prior to joining Equitable, he served as a partner with global management consulting firm Oliver Wyman in its North American Insurance Practice. This included a four-year role as head of the firm’s New York office, where he led high profile firm engagements, including support of the NAIC’s reform of VA capital standards and of the industry in its engagement with the US Treasury regarding the design of appropriate systemic risk regulations for the life insurance sector.

Mr. Sarfatti received a Bachelor of Science in Engineering degree in computer science, with High Honors, from Princeton University. He has completed all the SOA exams necessary to be a credentialed actuary.

Stephanie Withers

Stephanie Withers is the Chief Auditor of Equitable Holdings and a member of the Equitable Operating Committee. Stephanie leads the Internal Audit function providing insight on the effectiveness of governance, risk management and control processes across the company. She reports to the CEO of Equitable Holdings and the Audit Committee of the Board of Directors.

Before joining Equitable Holdings, Stephanie was Chief Credit Review Officer at SunTrust Bank, where she led the Internal Audit function and held positions in the Credit Review, Audit Services and Treasury departments. She helped engineer the transformation of the Internal Audit function into a high stature valued business partner. Earlier in her career, Stephanie spent more than a decade at The Coca-Cola Company in a variety of leadership roles.

Stephanie received a Master’s degree in International Management from the Thunderbird School of Global Management in Glendale, Arizona, and a Bachelor of Arts in French Literature from Scripps College in Claremont, California.

18

Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

Robin M. Raju

Robin M. Raju is Business Area Chief Financial Officer for Equitable’s commercial businesses and a member of the company’s Operating Committee. He also serves as Treasurer of Equitable Holdings, overseeing capital management, dividend strategy, banking relationships and financial strategy.

Throughout his career, Mr. Raju has focused on strategic growth and efficiency leading to the creation of long-term value for customers. Since joining Equitable in 2004, Mr. Raju has held positions in the Office of the CEO, the AXA Equitable Funds Management Group, LLC, and with Equitable Advisors Broker Dealer. He also spent three years at AXA Global Life and Savings at AXA S.A. headquarters in Paris.

Prior to joining the company, Mr. Raju was a municipal bond broker. He serves on the board of AXA Strategic Ventures.

Mr. Raju received a Bachelor of Science in finance and economics from the University of Scranton.

Yun (“Julia”) Zhang	Vice President and Assistant Treasurer (since September 2014), Equitable America (since September 2017). Vice President and Assistant Treasurer, AXA Financial, Inc. (September 2017 to May 2018). Managing Director and Treasurer, AXA Equitable and AXA Equitable Financial Services (since February 2019); formerly, Lead Director and Treasurer (September 2017 to February 2019), AXA Equitable and AXA Equitable Financial Services. Vice President and Assistant Treasurer (since October 2014, Equitable Holdings, Inc. (formerly known as AXA America Holdings, Inc.); Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Vice President and Treasurer (since May 2015), 1740 Advisers, Inc. Treasurer (since July 2015), Separate Account 155, LLC. Treasurer (since October 2014), J.M.R. Realty Services, Inc. Assistant Treasurer (since November 2014), MONY Financial Resources of the Americas Limited. Vice President and Assistant Treasurer (since October 2014), MBT Ltd. Vice President and Assistant Treasurer (since October 2014), MONY International Holdings, LLC. Vice President and Assistant Treasurer (since October 2014), U.S. Financial Life Insurance Company. Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Treasurer (since October 2014), Equitable Structured Settlement Corp. Since October 2014, Vice President and Treasurer, 1285 Holdings, LLC, 787 Holdings, LLC, AXA Advisors, LLC, AXA Corporate Solutions Life Reinsurance Company, AXA Distribution Holding Corporation, AXA Network of Puerto Rico, Inc., AXA Network, LLC, CS Life RE Company, Equitable Casualty Insurance Company, Financial Marketing Agency, Inc., MONY Financial Services, Inc., MONY Life Insurance Company of the Americas, Ltd., PlanConnect, LLC.

Steven M. Joenk

Steven M. Joenk is Chief Investment Officer at Equitable and a member of the company’s Operating Committee. He oversees the investment of Equitable’s $75+ billion general account portfolio and the development and implementation of the firm’s derivatives & hedging programs. He also serves as Trustee, Chief Executive Officer and President of the AXA Equitable Funds Management Group, LLC (FMG LLC), a wholly owned subsidiary of Equitable. FMG LLC manages over $100 billion in subadvised funds, which include variable insurance portfolios and mutual funds.

From 2004 to 2008, he served as Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of 1740 Advisers, Inc., MONY Asset Management Inc.

Earlier in his career, Mr. Joenk held senior leadership positions at MeesPierson, Inc., Gabelli Funds, Inc. and Mitchell Hutchins Asset Management, a subsidiary of Paine Webber, Inc.

Mr. Joenk graduated from Washington University with an MBA and BS in chemical engineering.

19

Retirement Investment Account®

SEPARATE ACCOUNTS UNITS OF INTEREST

UNDER GROUP ANNUITY CONTRACTS

Funds

Pooled Separate Accounts

•	AllianceBernstein Balanced, Separate Account No. 10 — Pooled

•	AllianceBernstein Common Stock, Separate Account No. 4 — Pooled

•	AllianceBernstein Mid Cap Growth, Separate Account No. 3 — Pooled

Separate Account No. 66

•	1290 VT Small Cap Value

•	1290 VT Socially Responsible

•	EQ/Core Plus Bond

•	EQ/AB Small Cap Growth

•	EQ/BlackRock Basic Value Equity

•	EQ/Capital Group Research

•	EQ/ClearBridge Large Cap Growth

•	EQ/Equity 500 Index

•	EQ/Global Equity Managed Volatility

•	EQ/Intermediate Government Bond

•	EQ/International Core Managed Volatility

•	EQ/International Equity Index

•	EQ/International Value Managed Volatility

•	EQ/JPMorgan Value Opportunities

•	EQ/Large Cap Core Managed Volatility

•	EQ/Large Cap Growth Index

•	EQ/Large Cap Growth Managed Volatility

•	EQ/Large Cap Value Managed Volatility

•	EQ/Mid Cap Index

•	EQ/Mid Cap Value Managed Volatility

•	EQ/Money Market

•	EQ/Quality Bond PLUS

•	EQ/T.Rowe Price Growth Stock

•	Multimanager Technology

OF

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

By phone:	By regular mail (correspondence and contribution checks):	By registered, certified, or overnight delivery (contribution checks only):
1-800-967-4560 (service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time)	Equitable Financial Life Insurance Company-Retirement P.O. Box 219489 Kansas City, MO 64121-9489	Equitable Financial Life Insurance Company-Retirement 430 W. 7th Street STE 219489 Kansas City, MO 64105-1407

20

Financial statements index
Page
Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Report of Independent Registered Public Accounting Firm	FSA-1
Separate Account No. 10 (Pooled)	Statement of Assets and Liabilities, December 31, 2019	FSA-3
	Statement of Operations for the Year Ended December 31, 2019	FSA-4
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-5
	Portfolio of Investments, December 31, 2019	FSA-6
Separate Account No. 4 (Pooled)	Statement of Assets and Liabilities, December 31, 2019	FSA-16
	Statement of Operations for the Year Ended December 31, 2019	FSA-17
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-18
	Portfolio of Investments, December 31, 2019	FSA-19
Separate Account No. 3 (Pooled)	Statement of Assets and Liabilities, December 31, 2019	FSA-27
	Statements of Operations for the Year Ended December 31, 2019	FSA-28
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-29
	Portfolio of Investments, December 31, 2019	FSA-30
Separate Account No. 66 (Pooled)	Statements of Assets and Liabilities, December 31, 2019	FSA-33
	Statements of Operations for the Year Ended December 31, 2019	FSA-47
	Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018	FSA-57
Separate Account 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Notes to Financial Statements	FSA-76
Equitable Financial Life Insurance Company	Reports of Independent Registered Public Accounting Firm	F-1
	Consolidated Balance Sheets as of December 31, 2019 and 2018	F-2
	Consolidated Statements of Earnings (Loss), Years Ended December 31, 2019, 2018 and 2017	F-3
	Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2019, 2018 and 2017	F-4
	Consolidated Statements of Equity, Years Ended December 31, 2019, 2018 and 2017	F-5
	Consolidated Statements of Cash Flows, Years Ended December 31, 2019, 2018 and 2017	F-6
	Notes to Consolidated Financial Statements	F-9
The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AXA Equitable Life Insurance Company

and the Contractowners of Separate Accounts No. 10 (Pooled), No. 4 (Pooled), No. 3 (Pooled), and No. 66 of AXA Equitable Life Insurance Company

Opinions on the Financial Statements

We have audited the accompanying (1) statements of assets and liabilities, including the portfolios of investments, of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) of AXA Equitable Life Insurance Company (hereafter collectively referred to as the “Pooled Separate Accounts”) as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, and (2) statements of assets and liabilities of each of the variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, (1) the financial position of each of the Pooled Separate Accounts as of December 31, 2019, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and (2) the financial position of each of the variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 RETIREMENT 2020(2)	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2025(2)	EQ/JANUS ENTERPRISE(1)
1290 RETIREMENT 2030(2)	EQ/JP MORGAN VALUE OPPORTUNITIES(2)
1290 RETIREMENT 2035(2)	EQ/LARGE CAP GROWTH INDEX(1)
1290 RETIREMENT 2040(2)	EQ/LARGE CAP GROWTH MANAGED VOLATILITY(1)
1290 RETIREMENT 2045(2)	EQ/LARGE CAP VALUE MANAGED VOLATILITY(2)
1290 RETIREMENT 2050(2)	EQ/MFS INTERNATIONAL GROWTH(1)
1290 RETIREMENT 2055(2)	EQ/MID CAP INDEX(1)
1290 RETIREMENT 2060(2)	EQ/MID CAP VALUE MANAGED VOLATILITY(1)
1290 VT DOUBLELINE DYNAMIC ALLOCATION(1)	EQ/MODERATE ALLOCATION(1)
1290 VT EQUITY INCOME(1)	EQ/MODERATE-PLUS ALLOCATION(1)
1290 VT GAMCO MERGERS & ACQUISITIONS(1)	EQ/MONEY MARKET(1)
1290 VT GAMCO SMALL COMPANY VALUE(1)	EQ/PIMCO GLOBAL REAL RETURN(2)
1290 VT SOCIALLY RESPONSIBLE(1)	EQ/PIMCO ULTRA SHORT BOND(1)
ALL ASSET GROWTH-ALT 20(1)	EQ/QUALITY BOND PLUS(1)
CHARTERSM MULTI-SECTOR BOND(1)	EQ/SMALL COMPANY INDEX(1)
CHARTERSM SMALL CAP VALUE(1)	EQ/T. ROWE PRICE GROWTH STOCK(1)
EQ/AB SMALL CAP GROWTH(1)	MULTIMANAGER CORE BOND(1)
EQ/AGGRESSIVE ALLOCATION(1)	MULTIMANAGER TECHNOLOGY(1)
EQ/BLACKROCK BASIC VALUE EQUITY(1)	TARGET 2015 ALLOCATION(1)
EQ/CAPITAL GUARDIAN RESEARCH(1)	TARGET 2025 ALLOCATION(1)
EQ/CLEARBRIDGE LARGE CAP GROWTH(1)	TARGET 2035 ALLOCATION(1)
EQ/CONSERVATIVE ALLOCATION(1)	TARGET 2045 ALLOCATION(1)
EQ/CONSERVATIVE-PLUS ALLOCATION(1)	TARGET 2055 ALLOCATION(1)
EQ/EQUITY 500 INDEX(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(2)
EQ/GLOBAL EQUITY MANAGED VOLATILITY(1)
EQ/INTERMEDIATE GOVERNMENT BOND(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(2)
EQ/INTERNATIONAL CORE MANAGED VOLATILITY(1)
EQ/INTERNATIONAL EQUITY INDEX(1)

(1)	Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.
(2)

Statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the year ended December 31, 2019 and the period May 15, 2018 (commencement of operations) through December 31, 2018.

FSA-1

Basis for Opinions

These financial statements are the responsibility of the AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, NC

April 20, 2020

We have served as the auditor of Separate Account No. 10 (Pooled) of AXA Equitable Life Insurance Company since 1993. We have served as the auditor of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company since 1993. We have served as the auditor of Separate Account No. 3 (Pooled) of AXA Equitable Life Insurance Company since 1993. We have served as the auditor of one or more of the variable investment options of Separate Account No. 66 of AXA Equitable Life Insurance Company since 1997.

FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $12,050,523)		$14,404,185
Long-term debt securities — at fair value (amortized cost: $7,995,794)		8,374,913
Rights — at fair value (cost: $2,441)		2,573
Short-term debt securities — at fair value (amortized cost: $759,353)		759,365
Cash		164,768
Foreign cash (cost: $36,527)		37,188
Receivable for investment securities sold		364,473
Interest and dividends receivable		84,386
Fees receivable from Contractowners		6,911

Total assets		24,198,762

Liabilities:
Payable for investments securities purchased		561,746
Payable for foreign currency transactions		17,354
Asset management fee payable		16,181
Accrued custody and bank fees		7,999
Due to AXA Equitable’s General Account		7,512
Accrued expenses		7,073

Total liabilities		617,865

Net Assets Attributable to Contractowners or in Accumulation		$23,580,897

	Units Outstanding	Unit Values
Institutional	1	$45,915.42
RIA	2,188	403.81
MRP	233,313	96.61
EPP	295	430.58

The accompanying notes are an integral part of these financial statements.

FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

Investment Income (Note 2):
Dividends (net of foreign taxes withheld of $16,645)	$330,949
Interest	269,132

Total investment income	600,081

Expenses (Note 6):
Investment management fees	(114,462)
Custody and bank fees	(14,987)
Other operating expenses	(13,716)

Total expenses	(143,165)

Net Investment Income (Loss)	456,916

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Note 2):
Net realized gain (loss) from investments and foreign currency transactions	591,612
Change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,823,766

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	3,415,378

Net Increase (Decrease) in Net Assets Attributable to Operations	$3,872,294

The accompanying notes are an integral part of these financial statements.

FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$456,916	$494,072
Net realized gain (loss) on investments and foreign currency transactions	591,612	1,663,224
Change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,823,766	(3,250,664)

Net increase (decrease) in assets attributable to operations	3,872,294	(1,093,368)

From Contractowners Transactions:
Contributions	1,131,460	1,811,785
Withdrawals	(3,335,164)	(4,238,208)
Asset management fees (Note 6)	(77,917)	(83,851)
Administrative fees (Note 6)	(146,227)	(161,097)

Net increase (decrease) in net assets attributable to contractowners transactions	(2,427,848)	(2,671,371)

Increase (Decrease) in Net Assets	1,444,446	(3,764,739)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	22,136,451	25,901,190

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$23,580,897	$22,136,451

The accompanying notes are an integral part of these financial statements.

FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
COMMON STOCKS — 61.0%

Information Technology — 11.5%

Communications Equipment — 0.5%
Cisco Systems, Inc.	1,526	$73,187
Juniper Networks, Inc.	558	13,743
NetScout Systems, Inc.(a)	1,400	33,698

		120,628

Electronic Equipment, Instruments & Components — 0.8%
Halma PLC	1,532	42,905
Hitachi Ltd.	1,200	50,625
Horiba Ltd.	1,000	66,662
IPG Photonics Corp.(a)	90	13,043

		173,235

IT Services — 2.3%
Accenture PLC — Class A	400	84,228
Amdocs Ltd.	220	15,882
Cognizant Technology Solutions Corp. — Class A	625	38,762
Fiserv, Inc.(a)	165	19,079
Genpact Ltd.	480	20,242
Global Payments, Inc.	172	31,400
International Business Machines Corp.	420	56,297
Mastercard, Inc. — Class A	269	80,321
PayPal Holdings, Inc.(a)	266	28,773
Visa, Inc. — Class A	763	143,368
Wirecard AG	253	30,529

		548,881

Semiconductors & Semiconductor Equipment — 2.5%
Applied Materials, Inc.	499	30,459
ASML Holding NV	221	65,475
Broadcom, Inc.	106	33,498
Infineon Technologies AG	570	12,995
Intel Corp.	2,002	119,820
KLA Corp.	121	21,559
Micron Technology, Inc.(a)	1,008	54,210
NVIDIA Corp.	265	62,354
NXP Semiconductors NV	355	45,177
QUALCOMM, Inc.	814	71,819
Texas Instruments, Inc.	600	76,974

		594,340

Software — 2.9%
Adobe, Inc.(a)	85	28,034
Avast PLC	6,115	36,752
Check Point Software Technologies Ltd.(a)	250	27,740
Constellation Software, Inc./Canada	20	19,451
Dassault Systemes SE	90	14,854
Intuit, Inc.	180	47,147
Microsoft Corp.	2,300	362,710
New Relic, Inc.(a)	160	10,514
Open Text Corp.	633	27,932
Oracle Corp.	610	32,318
salesforce.com, Inc.(a)	170	27,649
SAP SE	220	29,713
Trend Micro, Inc./Japan	300	15,348

		680,162

Company	Shares	U.S. $ Value
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	1,558	$457,507
NCR Corp.(a)	1,560	54,849
Western Digital Corp.	1,142	72,483

		584,839

Total Information Technology		2,702,085

Financials — 9.9%

Banks — 4.8%
Australia & New Zealand Banking Group Ltd.	2,990	51,654
Banco Santander SA	12,769	53,575
Bank Hapoalim BM	1,835	15,236
Bank Leumi Le-Israel BM	1,932	14,087
Bank of America Corp.	3,049	107,386
Bank of Ireland Group PLC	3,490	19,221
BNP Paribas SA	874	51,986
Citigroup, Inc.	1,590	127,025
Commonwealth Bank of Australia	513	28,827
DBS Group Holdings Ltd.	700	13,500
Erste Group Bank AG(a)	610	22,929
HSBC Holdings PLC	4,718	36,939
JPMorgan Chase & Co.	852	118,769
Jyske Bank A/S(a)	970	35,422
Lloyds Banking Group PLC	60,880	50,440
Mitsubishi UFJ Financial Group, Inc.	11,300	61,080
National Australia Bank Ltd.	1,470	25,481
Royal Bank of Canada	290	22,979
Sumitomo Mitsui Financial Group, Inc.	1,300	48,007
Toronto-Dominion Bank (The)	380	21,342
Truist Financial Corp.	1,079	60,769
US Bancorp	490	29,052
Wells Fargo & Co.	1,150	61,870
Westpac Banking Corp.	2,935	50,206
Zions Bancorp NA	280	14,538

		1,142,320

Capital Markets — 1.7%
BlackRock, Inc. — Class A	30	15,081
Charles Schwab Corp. (The)	290	13,792
CME Group, Inc. — Class A	80	16,058
Credit Suisse Group AG (REG)(a)	910	12,294
Goldman Sachs Group, Inc. (The)	260	59,782
IG Group Holdings PLC	3,265	30,061
Intercontinental Exchange, Inc.	200	18,510
Japan Exchange Group, Inc.	900	15,842
Julius Baer Group Ltd.(a)	280	14,427
London Stock Exchange Group PLC	100	10,278
Morgan Stanley	1,230	62,877
MSCI, Inc. — Class A	90	23,236
Partners Group Holding AG	20	18,320
S&P Global, Inc.	80	21,844
Singapore Exchange Ltd.	11,800	77,734

		410,136

Consumer Finance — 0.7%
American Express Co.	243	30,251
Capital One Financial Corp.	301	30,976
Synchrony Financial	2,640	95,066

		156,293

FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. — Class B(a)	458	$103,737
M&G PLC(a)	12,443	39,100
Pargesa Holding SA	470	39,026

		181,863

Insurance — 1.6%
AIA Group Ltd.	2,800	29,452
Allianz SE (REG)	260	63,740
Chubb Ltd.	399	62,108
Everest Re Group Ltd.	210	58,136
Progressive Corp. (The)	202	14,623
Prudential PLC	630	12,073
Reinsurance Group of America, Inc. — Class A	375	61,148
Swiss Re AG	426	47,831
Zurich Insurance Group AG	60	24,598

		373,709

Thrifts & Mortgage Finance — 0.3%
BankUnited, Inc.	395	14,441
Essent Group Ltd.	1,310	68,107

		82,548

Total Financials		2,346,869

Health Care — 8.4%

Biotechnology — 1.6%
AbbVie, Inc.	581	51,442
Amgen, Inc.	350	84,374
Biogen, Inc.(a)	180	53,411
CSL Ltd.	200	38,843
Gilead Sciences, Inc.	1,760	114,365
Vertex Pharmaceuticals, Inc.(a)	230	50,359

		392,794

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	400	34,744
Danaher Corp.	140	21,487
Edwards Lifesciences Corp.(a)	167	38,960
Hoya Corp.	300	28,633
Koninklijke Philips NV	1,104	54,006
Medtronic PLC	293	33,241
West Pharmaceutical Services, Inc.	130	19,543

		230,614

Health Care Providers & Services — 0.9%
Anthem, Inc.	143	43,190
CVS Health Corp.	418	31,053
Henry Schein, Inc.(a)	213	14,212
Humana, Inc.	148	54,245
UnitedHealth Group, Inc.	240	70,555

		213,255

Life Sciences Tools & Services — 0.4%
Bio-Rad Laboratories, Inc. — Class A(a)	50	18,501
Bruker Corp.	140	7,136
Gerresheimer AG	183	14,174
ICON PLC(a)	100	17,223
Thermo Fisher Scientific, Inc.	100	32,487

		89,521

Company	Shares	U.S. $ Value
Pharmaceuticals — 4.5%
Allergan PLC	326	$62,321
AstraZeneca PLC	310	31,032
Bayer AG (REG)	619	50,590
Bristol-Myers Squibb Co.	1,388	89,096
Eli Lilly & Co.	514	67,555
GlaxoSmithKline PLC	740	17,390
Johnson & Johnson	1,103	160,895
Merck & Co., Inc.	864	78,581
Novartis AG (REG)	423	40,031
Novo Nordisk A/S — Class B	2,158	125,145
Perrigo Co. PLC	1,028	53,106
Pfizer, Inc.	1,772	69,427
Roche Holding AG	315	102,318
Sanofi	744	74,771
Takeda Pharmaceutical Co., Ltd.	405	16,016
Zoetis, Inc.	196	25,940

		1,064,214

Total Health Care		1,990,398

Consumer Discretionary — 6.7%

Auto Components — 0.6%
Aptiv PLC	170	16,145
Magna International, Inc. — Class A (United States)	1,261	69,153
NGK Spark Plug Co., Ltd.	1,700	32,947
Toyo Tire Corp.	900	12,907

		131,152

Automobiles — 0.9%
Honda Motor Co., Ltd.	1,800	50,933
Peugeot SA	2,710	65,296
Toyota Motor Corp.	1,200	84,538

		200,767

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	120	18,035
Service Corp. International/US	350	16,110

		34,145

Hotels, Restaurants & Leisure — 0.9%
Accor SA	309	14,481
Compass Group PLC	1,668	41,808
GVC Holdings PLC	1,640	19,210
Las Vegas Sands Corp.	242	16,708
Marriott International, Inc./MD — Class A	102	15,446
McDonald’s Corp.	100	19,761
Papa John’s International, Inc.	265	16,735
Starbucks Corp.	731	64,269

		208,418

Household Durables — 0.4%
Sony Corp.	1,000	67,885
Taylor Morrison Home Corp. — Class A(a)	1,307	28,571

		96,456

Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc.(a)	126	232,828
Booking Holdings, Inc.(a)	30	61,612
Etsy, Inc.(a)	215	9,524

		303,964

FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Multiline Retail — 0.2%
Target Corp.	460	$58,977

Specialty Retail — 1.1%
AutoZone, Inc.(a)	31	36,931
Gap, Inc. (The)	730	12,906
Home Depot, Inc. (The)	452	98,708
Lowe’s Cos., Inc.	255	30,539
Michaels Cos., Inc. (The)(a)	880	7,119
Ross Stores, Inc.	370	43,075
Signet Jewelers Ltd.	779	16,936
TJX Cos., Inc. (The)	268	16,364

		262,578

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG	163	53,024
Capri Holdings Ltd.(a)	447	17,053
EssilorLuxottica SA	136	20,807
LVMH Moet Hennessy Louis Vuitton SE	140	65,280
NIKE, Inc. — Class B	542	54,910
Pandora A/S	660	28,732
Samsonite International SA	7,200	17,319
Skechers U.S.A., Inc. — Class A(a)	587	25,352

		282,477

Total Consumer Discretionary		1,578,934

Industrials — 6.0%

Aerospace & Defense — 1.6%
Airbus SE	99	14,540
BAE Systems PLC	2,000	14,976
Boeing Co. (The)	93	30,296
Hexcel Corp.	177	12,976
L3Harris Technologies, Inc.	321	63,516
Leonardo SpA	3,060	35,911
Lockheed Martin Corp.	162	63,079
Northrop Grumman Corp.	144	49,532
Raytheon Co.	254	55,814
United Technologies Corp.	210	31,450

		372,090

Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	168	13,138

Airlines — 0.3%
Alaska Air Group, Inc.	235	15,921
Qantas Airways Ltd.	8,960	44,738

		60,659

Building Products — 0.3%
Kingspan Group PLC (London)	310	18,901
Masco Corp.	1,138	54,613

		73,514

Commercial Services & Supplies — 0.4%
Republic Services, Inc. — Class A	180	16,133
Secom Co., Ltd.	800	71,381

		87,514

Construction & Engineering — 0.2%
Vinci SA	450	50,154

Electrical Equipment — 0.4%
Regal Beloit Corp.	470	40,237

Company	Shares	U.S. $ Value
Electrical Equipment (Continued)
Rockwell Automation, Inc.	90	$18,240
Schneider Electric SE (Paris)	150	15,422
Vestas Wind Systems A/S	310	31,335

		105,234

Industrial Conglomerates — 0.4%
3M Co.	130	22,935
General Electric Co.	2,516	28,079
Honeywell International, Inc.	208	36,816
Siemens AG (REG)	150	19,622

		107,452

Machinery — 0.6%
Caterpillar, Inc.	283	41,793
Dover Corp.	804	92,669
Xylem, Inc./NY	210	16,546

		151,008

Professional Services — 0.4%
Recruit Holdings Co., Ltd.	1,900	71,152
RELX PLC	650	16,407

		87,559

Road & Rail — 0.9%
Canadian National Railway Co.	413	37,413
CSX Corp.	609	44,067
East Japan Railway Co.	400	36,098
Norfolk Southern Corp.	240	46,591
Union Pacific Corp.	310	56,045

		220,214

Trading Companies & Distributors — 0.3%
AerCap Holdings NV(a)	1,152	70,813

Transportation Infrastructure — 0.1%
Flughafen Zurich AG	70	12,770

Total Industrials		1,412,119

Consumer Staples — 5.4%

Beverages — 0.7%
Coca-Cola Bottlers Japan Holdings, Inc.	1,600	40,873
Coca-Cola Co. (The)	840	46,494
Diageo PLC	730	30,763
PepsiCo, Inc.	376	51,388

		169,518

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	143	42,031
Koninklijke Ahold Delhaize NV	2,970	74,518
US Foods Holding Corp.(a)	356	14,913
Walgreens Boots Alliance, Inc.	869	51,236
Walmart, Inc.	645	76,652

		259,350

Food Products — 1.1%
Danone SA	200	16,621
Hain Celestial Group, Inc. (The)(a)	643	16,689
Kerry Group PLC — Class A	140	17,459
Mondelez International, Inc. — Class A	673	37,069
Nestle SA (REG)	1,134	122,703
Salmar ASA	328	16,793

FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Food Products (Continued)
WH Group Ltd.	38,500	$39,811

		267,145

Household Products — 1.2%
Colgate-Palmolive Co.	470	32,355
Kimberly-Clark Corp.	330	45,392
Procter & Gamble Co. (The)	988	123,401
Reckitt Benckiser Group PLC	259	21,041
Unicharm Corp.	1,500	50,641

		272,830

Personal Products — 0.6%
L’Oreal SA	208	61,551
Unilever NV	1,091	62,658
Unilever PLC	410	23,472

		147,681

Tobacco — 0.7%
Altria Group, Inc.	580	28,948
British American Tobacco PLC	1,644	69,881
Philip Morris International, Inc.	800	68,072

		166,901

Total Consumer Staples		1,283,425

Communication Services — 5.2%

Diversified Telecommunication Services — 1.5%
AT&T, Inc.	3,284	128,339
Charter Communications, Inc. — Class A(a)	33	16,008
Comcast Corp. — Class A	1,260	56,662
Deutsche Telekom AG (REG)	1,340	21,915
Nippon Telegraph & Telephone Corp.	2,400	60,646
Verizon Communications, Inc.	1,184	72,697

		356,267

Entertainment — 0.5%
Netflix, Inc.(a)	70	22,650
Nintendo Co., Ltd.	100	39,989
Walt Disney Co. (The)	383	55,393

		118,032

Interactive Media & Services — 2.5%
Alphabet, Inc. — Class A(a)	121	162,066
Alphabet, Inc. — Class C(a)	140	187,183
Facebook, Inc. — Class A(a)	940	192,935
Z Holdings Corp.	9,000	37,992

		580,176

Wireless Telecommunication Services — 0.7%
KDDI Corp.	3,300	98,442
SoftBank Group Corp.	400	17,364
Vodafone Group PLC	23,830	46,268

		162,074

Total Communication Services		1,216,549

Energy — 2.7%

Oil, Gas & Consumable Fuels — 2.7%
BP PLC	4,683	29,463
Chevron Corp.	540	65,075
ConocoPhillips	890	57,877
Exxon Mobil Corp.	1,012	70,617

Company	Shares	U.S. $ Value
Oil, Gas & Consumable Fuels (Continued)
JXTG Holdings, Inc.	12,500	$56,722
Marathon Petroleum Corp.	237	14,279
Phillips 66	394	43,896
Repsol SA	5,268	82,820
Royal Dutch Shell PLC — Class A	2,957	87,249
Royal Dutch Shell PLC — Class B	1,866	55,396
Suncor Energy, Inc.	1,200	39,385
TC Energy Corp.	294	15,680
TOTAL SA	500	27,765

Total Energy		646,224

Materials — 2.4%

Chemicals — 1.5%
BASF SE	175	13,230
Covestro AG	1,097	51,041
DuPont de Nemours, Inc.	329	21,122
Ecolab, Inc.	385	74,301
International Flavors & Fragrances, Inc.	123	15,869
Koninklijke DSM NV	160	20,934
Linde PLC	100	21,290
Sherwin-Williams Co. (The)	88	51,352
Tosoh Corp.	2,600	40,048
Trinseo SA	1,221	45,433
Westlake Chemical Corp.	200	14,030

		368,650

Metals & Mining — 0.8%
BHP Group Ltd.	2,360	64,733
BlueScope Steel Ltd.	2,990	31,723
First Quantum Minerals Ltd.	890	9,039
Rio Tinto PLC	540	31,969
South32 Ltd.	29,450	55,700

		193,164

Paper & Forest Products — 0.1%
Mondi PLC	580	13,602

Total Materials		575,416

Utilities — 1.9%

Electric Utilities — 1.5%
American Electric Power Co., Inc.	230	21,737
EDP — Energias de Portugal SA	6,734	29,242
Enel SpA	15,582	123,869
Exelon Corp.	1,150	52,429
Iberdrola SA	4,792	49,420
NextEra Energy, Inc.	140	33,902
Southern Co. (The)	870	55,419

		366,018

Multi-Utilities — 0.1%
Suez	1,040	15,770

Water Utilities — 0.3%
American Water Works Co., Inc.	187	22,973
Aqua America, Inc.	871	40,885

		63,858

Total Utilities		445,646

FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Real Estate — 0.9%

Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.	140	$32,175
Americold Realty Trust	369	12,937
Medical Properties Trust, Inc.	701	14,798
MGM Growth Properties LLC — Class A	441	13,658
Mid-America Apartment Communities, Inc.	450	59,337
Omega Healthcare Investors, Inc.	314	13,298
SBA Communications Corp.	40	9,640

		155,843

Real Estate Management & Development — 0.2%
Aroundtown SA	1,731	15,513
CBRE Group, Inc. — Class A(a)	310	19,000
Vonovia SE	300	16,164

		50,677

Total Real Estate		206,520

Total Common Stocks (cost $12,050,523)		14,404,185

	Principal Amount (000)
LONG-TERM DEBT SECURITIES — 35.6%

GOVERNMENTS – TREASURIES — 11.0%

United States — 11.0%
U.S. Treasury Bonds
2.25%, 8/15/46	$138	134,323
2.375%, 11/15/49	50	49,977
2.50%, 5/15/46	7	7,571
2.75%, 8/15/42-8/15/47	42	45,098
2.875%, 5/15/43-5/15/49	85	93,855
3.00%, 5/15/42-2/15/49	315	352,439
3.375%, 11/15/48	34	41,487
3.625%, 2/15/44	7	8,620
4.375%, 2/15/38	48	63,923
4.50%, 2/15/36-8/15/39	75	101,293
4.625%, 2/15/40	72	99,675
7.125%, 2/15/23	245	286,152
U.S. Treasury Notes
1.25%, 8/31/24	31	30,012
1.50%, 11/30/24	53	52,561
1.625%, 12/31/21-8/15/29	489	487,145
1.75%, 5/15/22-11/15/29	130	129,146
1.875%, 7/31/22	59	58,920
2.00%, 8/15/25	266	269,616
2.125%, 12/31/22	104	105,576
2.25%, 8/15/49	43	41,831
2.375%, 5/15/29	5	5,200
2.50%, 8/15/23	121	124,630
2.875%, 8/15/28	5	5,392

Total Governments — Treasuries		2,594,442

Company	Principal Amount (000)	U.S. $ Value
CORPORATES – INVESTMENT GRADE — 10.3%(c)

Industrial — 6.2%

Basic — 0.2%
DuPont de Nemours, Inc.
4.205%, 11/15/23	$15	$16,043
4.493%, 11/15/25	15	16,522
Eastman Chemical Co. 3.80%, 3/15/25	8	8,438
Glencore Funding LLC 4.125%, 5/30/23	4	4,176

		45,179

Capital Goods — 0.2%
General Electric Co. 3.375%, 3/11/24	20	20,727
United Technologies Corp. 3.95%, 8/16/25	19	20,733

		41,460

Communications – Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 7/23/25	46	50,700
5.05%, 3/30/29	13	14,721
Comcast Corp. 4.15%, 10/15/28	20	22,517
Cox Communications, Inc. 2.95%, 6/30/23	11	11,192
Time Warner Cable LLC
4.125%, 2/15/21	13	13,211
4.50%, 9/15/42	10	10,238
ViacomCBS, Inc.
3.375%, 2/15/28	14	14,352
3.70%, 6/01/28	5	5,241

		142,172

Communications – Telecommunications — 0.9%
AT&T, Inc.
3.40%, 5/15/25	55	57,678
3.55%, 6/01/24	19	19,978
4.00%, 1/15/22	9	9,354
4.125%, 2/17/26	28	30,359
4.55%, 3/09/49	10	11,105
Telefonica Emisiones SA 5.462%, 2/16/21	10	10,381
Verizon Communications, Inc.
4.862%, 8/21/46	15	18,626
5.012%, 4/15/49	8	10,239
Vodafone Group PLC 3.75%, 1/16/24	33	34,865

		202,585

Consumer Cyclical – Automotive — 0.1%
General Motors Financial Co., Inc. 4.30%, 7/13/25	5	5,339
5.10%, 1/17/24	20	21,711
5.25%, 3/01/26	4	4,437

		31,487

FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Consumer Cyclical – Restaurants — 0.0%
Starbucks Corp. 4.50%, 11/15/48	$8	$9,254

Consumer Non-Cyclical — 1.6%
AbbVie, Inc.
2.95%, 11/21/26	13	13,219
4.875%, 11/14/48	9	10,383
Ahold Finance USA LLC 6.875%, 5/01/29	24	31,651
AmerisourceBergen Corp. 4.30%, 12/15/47	10	10,360
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49	20	25,986
AstraZeneca PLC 6.45%, 9/15/37	10	14,147
BAT Capital Corp. 3.215%, 9/06/26	13	13,092
Becton Dickinson and Co. 3.734%, 12/15/24	7	7,434
Biogen, Inc. 4.05%, 9/15/25	24	26,114
Cigna Corp.
3.40%, 3/01/27	23	23,885
3.75%, 7/15/23	7	7,348
4.125%, 11/15/25	10	10,858
4.375%, 10/15/28	10	11,097
CVS Health Corp.
3.25%, 8/15/29	6	6,121
3.875%, 7/20/25	23	24,533
4.10%, 3/25/25	10	10,754
Kraft Heinz Foods Co. 3.75%, 4/01/30	20	20,616
Laboratory Corp. of America Holdings 3.60%, 2/01/25	10	10,537
Mylan NV 3.95%, 6/15/26	15	15,593
Reynolds American, Inc. 5.85%, 8/15/45	12	13,739
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/26	29	29,888
Tyson Foods, Inc.
3.95%, 8/15/24	22	23,526
4.00%, 3/01/26	7	7,579
Zoetis, Inc. 3.45%, 11/13/20	9	9,101

		377,561

Energy — 1.8%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47	3	3,084
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27	25	26,084
Cenovus Energy, Inc. 3.00%, 8/15/22	5	5,067
Energy Transfer Operating LP
4.75%, 1/15/26	20	21,615
5.50%, 6/01/27	10	11,256

Company	Principal Amount (000)	U.S. $ Value
Energy (Continued)
Enterprise Products Operating LLC
3.35%, 3/15/23	$20	$20,699
3.70%, 2/15/26	27	28,759
5.20%, 9/01/20	20	20,417
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	36	37,469
4.15%, 3/01/22	11	11,452
6.85%, 2/15/20	9	9,048
Marathon Oil Corp. 3.85%, 6/01/25	20	21,161
Marathon Petroleum Corp. 5.125%, 3/01/21	11	11,391
Newfield Exploration Co. 5.625%, 7/01/24	8	8,824
Noble Energy, Inc. 3.90%, 11/15/24	21	22,229
Occidental Petroleum Corp.
2.90%, 8/15/24	15	15,237
3.20%, 8/15/26	5	5,058
ONEOK, Inc. 4.00%, 7/13/27	21	22,296
Phillips 66 4.30%, 4/01/22	21	22,080
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	28	28,888
Sabine Pass Liquefaction LLC 5.625%, 3/01/25	16	17,987
Sunoco Logistics Partners Operations LP 4.00%, 10/01/27	15	15,568
TransCanada PipeLines Ltd. 4.12%, 5/15/67(b)	13	10,986
Western Midstream Operating LP
4.50%, 3/01/28	5	4,875
4.75%, 8/15/28	5	4,979
Williams Cos., Inc. (The)
3.90%, 1/15/25	6	6,308
4.125%, 11/15/20	16	16,192

		429,009

Services — 0.3%
eBay, Inc. 3.80%, 3/09/22	8	8,272
Expedia Group, Inc. 3.80%, 2/15/28	17	17,345
Global Payments, Inc. 4.00%, 6/01/23	12	12,636
S&P Global, Inc. 4.40%, 2/15/26	26	28,874

		67,127

Technology — 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.625%, 1/15/24	3	3,107
3.875%, 1/15/27	22	22,856
Broadcom, Inc.
3.625%, 10/15/24	5	5,193
4.25%, 4/15/26	7	7,452

FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Technology (Continued)
Hewlett Packard Enterprise Co. 4.90%, 10/15/25	$25	$27,792
KLA Corp. 4.65%, 11/01/24	22	24,257
Lam Research Corp. 2.80%, 6/15/21	10	10,120
Micron Technology, Inc. 4.975%, 2/06/26	12	13,330
Seagate HDD Cayman 4.75%, 1/01/25	6	6,394

		120,501

Total Industrial		1,466,335

Financial Institutions — 3.7%

Banking — 3.1%
American Express Co. Series C 4.90%, 3/15/20(d)	4	4,020
Bank of America Corp.
5.00%, 5/13/21	10	10,414
Series L
3.95%, 4/21/25	66	70,402
Series X
6.25%, 9/05/24(d)	16	17,805
Series Z
6.50%, 10/23/24(d)	6	6,811
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(d)	19	19,195
BBVA USA 5.50%, 4/01/20	35	35,282
Capital One Financial Corp. 3.30%, 10/30/24	25	26,030
4.75%, 7/15/21	25	26,033
Citigroup, Inc. 3.875%, 3/26/25	46	48,705
Commonwealth Bank of Australia 2.25%, 3/10/20	20	20,014
Fifth Third Bancorp 3.50%, 3/15/22	12	12,381
Goldman Sachs Group, Inc. (The)
2.35%, 11/15/21	7	7,024
3.85%, 7/08/24	10	10,584
5.75%, 1/24/22	55	59,010
Series D
6.00%, 6/15/20	7	7,127
HSBC Holdings PLC
4.00%, 3/30/22	30	31,276
5.10%, 4/05/21	20	20,738
JPMorgan Chase & Co.
3.22%, 3/01/25	50	51,827
3.625%, 5/13/24	32	33,919
4.50%, 1/24/22	20	21,022
Series FF
5.00%, 8/01/24(d)	20	20,910
Series V
5.229%, 4/01/20(b)(d)	10	10,083

Company	Principal Amount (000)	U.S. $ Value
Banking (Continued)
Morgan Stanley
5.00%, 11/24/25	$10	$11,266
Series G
3.75%, 2/25/23	20	20,940
4.35%, 9/08/26	23	25,152
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20	15	15,044
Santander Holdings USA, Inc. 4.40%, 7/13/27	25	27,026
Truist Financial Corp. 2.625%, 6/29/20	9	9,033
US Bancorp Series J 5.30%, 4/15/27(d)	12	13,207
Wells Fargo & Co.
3.069%, 1/24/23	20	20,410
3.75%, 1/24/24	15	15,864

		728,554

Finance — 0.1%
Synchrony Financial 4.50%, 7/23/25	19	20,535

Insurance — 0.3%
Anthem, Inc. 3.30%, 1/15/23	11	11,378
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77	13	16,034
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/70	6	5,849
Nationwide Mutual Insurance Co. 9.375%, 8/15/39	5	8,528
New York Life Global Funding 1.95%, 2/11/20	26	25,999
Prudential Financial, Inc. 4.50%, 11/15/20	19	19,428

		87,216

REITS — 0.2%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	3	3,142
Welltower, Inc. 4.00%, 6/01/25	35	37,752

		40,894

Total Financial Institutions		877,199

Utility — 0.4%

Electric — 0.4%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	25	34,347
Enel Chile SA 4.875%, 6/12/28	12	13,328
Exelon Corp. 5.10%, 6/15/45	10	11,963
Exelon Generation Co. LLC 2.95%, 1/15/20	21	21,005

FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Electric (Continued)
TECO Finance, Inc. 5.15%, 3/15/20	$10	$10,052

Total Utility		90,695

Total Corporates — Investment Grade		2,434,229

MORTGAGE PASS-THROUGHS — 8.7%

Agency Fixed Rate 30-Year — 8.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 9/01/49-11/01/49	98	102,263
Federal Home Loan Mortgage Corp. Gold
Series 2007
5.50%, 7/01/35	4	5,028
Series 2016
4.00%, 2/01/46	33	35,914
Series 2017
4.00%, 7/01/44	29	30,717
Series 2018
4.00%, 12/01/48	25	26,502
4.50%, 10/01/48-11/01/48	94	99,893
5.00%, 11/01/48	35	38,505
Federal National Mortgage Association
Series 2003
5.50%, 4/01/33-7/01/33	16	17,388
Series 2004
5.50%, 4/01/34-1/01/35	18	20,386
Series 2010
4.00%, 12/01/40	16	16,925
Series 2012
3.50%, 2/01/42-1/01/43	92	96,949
Series 2013
3.50%, 4/01/43	45	47,426
4.00%, 10/01/43	61	64,861
Series 2015
3.00%, 2/01/45-8/01/45	77	78,856
Series 2016
3.00%, 12/01/46	201	205,967
Series 2017
3.50%, 9/01/47	137	142,471
Series 2018
3.50%, 3/01/48-5/01/48	313	327,796
4.00%, 8/01/48-12/01/48	88	93,609
4.50%, 9/01/48	99	105,846
Series 2019
3.50%, 10/01/49-11/01/49	119	124,114
4.00%, 6/01/49	44	47,090
Series 2020
3.50%, 1/01/50, TBA	80	82,297
Government National Mortgage Association
Series 2016
3.00%, 12/20/46	45	46,001
Series 2020
3.00%, 1/01/50, TBA	50	51,369

		1,908,173

Company	Principal Amount (000)	U.S. $ Value
Agency Fixed Rate 15-Year — 0.6%
Federal National Mortgage Association Series 2016 2.50%, 4/01/31-1/01/32	$142	$143,861

Total Mortgage Pass-Throughs		2,052,034

INFLATION-LINKED SECURITIES — 2.6%

United States — 2.6%
U.S. Treasury Inflation Index
0.375%, 7/15/25 (TIPS)	124	137,075
0.125%, 4/15/21-7/15/26 (TIPS)	418	462,197
0.75%, 7/15/28 (TIPS)	20	21,568

Total Inflation-Linked Securities		620,840

AGENCIES — 2.3%

Agency Debentures — 2.3%
Federal Home Loan Bank 2.50%, 2/13/24	20	20,622
Federal National Mortgage Association
6.25%, 5/15/29	70	94,629
6.625%, 11/15/30	145	206,689
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	210	207,994

Total Agencies		529,934

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%

Non-Agency Fixed Rate CMBS — 0.3%
Commercial Mortgage Trust Series 2015-PC1, Class A5 3.902%, 7/10/50	38	40,668
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45	30	30,491

Total Commercial Mortgage-Backed Securities		71,159

LOCAL GOVERNMENTS – US MUNICIPAL BONDS — 0.2%

United States — 0.2%
State of California Series 2010 7.625%, 3/01/40	25	40,031

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%

Non-Agency Fixed Rate — 0.1%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.208%, 7/25/36	22	19,001

ASSET-BACKED SECURITIES — 0.1%

Home Equity Loans – Fixed Rate — 0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(b)	9	8,672

FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2019

Company	Principal Amount (000)	U.S. $ Value
Home Equity Loans – Floating Rate — 0.0%
ABFC Trust Series 2003-WF1, Class A2 2.917%, 12/25/32(b)	$5	$4,571

Total Asset-Backed Securities		13,243

Total Long-Term Debt Securities (amortized cost $7,995,794)		8,374,913

	Shares
RIGHTS — 0.0%

Energy — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA, expiring 1/09/20(a)	5,268	2,501

Industrials — 0.0%

Aerospace & Defense — 0.0%
Rolls-Royce Holdings PLC, expiring 12/02/19(a)	54,280	72

Total Rights (cost $2,441)		2,573

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 3.2%

U.S. Treasury Bills — 3.2%
U.S. Treasury Bill Zero Coupon, 1/21/20 (cost $759,365)	$760	759,365

Total Investments — 99.8%
(cost $20,808,123)		23,541,036
Other assets less liabilities — 0.2%		39,861

Net Assets — 100.0%		$23,580,897

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.
(b)	Floating Rate Security. Stated interest rate was in effect as of December 31, 2019.
(c)	Classification of investment grade and non-investment grade is unaudited.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CMBS — Commercial Mortgage-Backed Securities

REG — Registered Shares

REIT — Real Estate Investment Trust

TBA — To Be Announced

TIPS — Treasury Inflation Protected Security

FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2019

% of Total Investments*	Country Diversification
75.6%	United States
5.2%	Japan
4.3%	United Kingdom
2.2%	France
2.0%	Australia
1.9%	Switzerland
1.7%	Germany
1.3%	Netherlands
1.2%	Canada
1.0%	Denmark
0.9%	Spain
0.7%	Italy
0.6%	Ireland
0.4%	Singapore
1.0%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of each Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 0.3% or less in the following countries: Austria, Belgium, Chile, Hong Kong, Israel, Norway and Portugal.

FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $45,915,265)	$89,901,933
Cash	864,498
Due from AXA Equitable’s General Account	421,278
Dividends receivable	46,765
Fees receivable from Contractowners	2,773
Variation margin due from broker	846

Total assets	91,238,093

Liabilities:
Asset management fee payable	15,345
Accrued custody and bank fees	6,540
Accrued expenses	65,176

Total liabilities	87,061

Net Assets Attributable to Contractowners or in Accumulation	$91,151,032

Amount retained by AXA Equitable in Separate Account No. 4	$900,078
Net assets attributable to contractowners	45,906,036
Net assets allocated to contracts in payout period	44,344,918

Net Assets	$91,151,032

	Units Outstanding	Unit Values
Institutional	1,472	$31,977.69
RIA	1,140	2,945.37
MRP	34,911	1,131.88
EPP	394	3,056.11

The accompanying notes are an integral part of these financial statements.

FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

Investment Income (Note 2):
Dividends	$1,082,086

Total investment income	1,082,086

Expenses (Note 6):
Investment management fees	(116,982)
Custody and bank fees	(11,542)
Other operating expenses	(65,828)

Total expenses	(194,352)

Net Investment Income (Loss)	887,734

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Note 2):
Net realized gain (loss) from investments	10,105,306
Net realized gain (loss) on futures contracts	134,947
Change in unrealized appreciation (depreciation) of investments	14,583,151
Change in unrealized appreciation (depreciation) on futures contracts	38,933

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	24,862,337

Net Increase (Decrease) in Net Assets Attributable to Operations	$25,750,071

The accompanying notes are an integral part of these financial statements.

FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations:
Net Investment Income (Loss)	$887,734	$1,069,530
Net realized gain (loss) on investments and futures contracts	10,240,253	9,019,259
Net change in unrealized appreciation (depreciation) of investments and futures contracts	14,622,084	(10,858,500)

Net increase (decrease) in assets attributable to operations	25,750,071	(769,711)

From Contractowners Transactions:
Contributions	2,694,822	3,937,681
Withdrawals	(13,105,485)	(14,669,111)
Asset management fees (Note 6)	(65,607)	(69,061)
Administrative fees (Note 6)	(270,701)	(289,284)

Net increase (decrease) in net assets attributable to contractowners transactions	(10,746,971)	(11,089,775)

Net increase (decrease) in net assets attributable to AXA Equitable’s transactions	244,477	272,592

Increase (Decrease) in Net Assets	15,247,577	(11,586,894)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	75,903,455	87,490,349

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$91,151,032	$75,903,455

The accompanying notes are an integral part of these financial statements.

FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
COMMON STOCKS — 98.6%

Information Technology — 38.2%

Communications Equipment — 1.6%
Arista Networks, Inc.(a)	360	$73,224
Cisco Systems, Inc.	25,118	1,204,659
F5 Networks, Inc.(a)	330	46,085
Motorola Solutions, Inc.	720	116,021
Ubiquiti, Inc.	90	17,008

		1,456,997

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. — Class A	1,670	180,744
CDW Corp./DE	846	120,843
Cognex Corp.	920	51,557
Corning, Inc.	1,390	40,463
Dolby Laboratories, Inc. — Class A	40	2,752
FLIR Systems, Inc.	60	3,124
IPG Photonics Corp.(a)	20	2,898
Jabil, Inc.	180	7,439
Keysight Technologies, Inc.(a)	1,060	108,788
National Instruments Corp.	40	1,694
Trimble, Inc.(a)	250	10,423
Zebra Technologies Corp. — Class A(a)	310	79,186

		609,911

IT Services — 9.1%
Accenture PLC — Class A	3,725	784,373
Akamai Technologies, Inc.(a)	860	74,287
Alliance Data Systems Corp.	25	2,805
Automatic Data Processing, Inc.	2,535	432,217
Black Knight, Inc.(a)	800	51,584
Booz Allen Hamilton Holding Corp.	795	56,548
Broadridge Financial Solutions, Inc.	670	82,772
Cognizant Technology Solutions Corp. — Class A	235	14,575
CoreLogic, Inc./United States(a)	20	874
EPAM Systems, Inc.(a)	300	63,648
Euronet Worldwide, Inc.(a)	305	48,056
Fidelity National Information Services, Inc.	2,166	301,269
Fiserv, Inc.(a)	3,290	380,423
FleetCor Technologies, Inc.(a)	504	145,011
Gartner, Inc.(a)	510	78,591
Genpact Ltd.	1,080	45,543
Global Payments, Inc.	1,763	321,855
GoDaddy, Inc. — Class A(a)	990	67,241
International Business Machines Corp.	3,125	418,875
Jack Henry & Associates, Inc.	410	59,725
Mastercard, Inc. — Class A	5,290	1,579,541
MongoDB, Inc.(a)	240	31,586
Okta, Inc.(a)	600	69,222
Paychex, Inc.	1,845	156,936
PayPal Holdings, Inc.(a)	6,860	742,046
Sabre Corp.	265	5,947
Square, Inc. — Class A(a)	1,953	122,180
Switch, Inc. — Class A	329	4,876
Twilio, Inc. — Class A(a)	700	68,796
VeriSign, Inc.(a)	420	80,925
Visa, Inc. — Class A	10,220	1,920,338
Western Union Co. (The) — Class W	535	14,327
WEX, Inc.(a)	250	52,365

		8,279,357

Company	Shares	U.S. $ Value
Semiconductors & Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc.(a)	5,870	$269,198
Analog Devices, Inc.	294	34,939
Applied Materials, Inc.	2,910	177,626
Broadcom, Inc.	2,297	725,898
Cree, Inc.(a)	40	1,846
Entegris, Inc.	780	39,070
KLA Corp.	940	167,480
Lam Research Corp.	750	219,300
Maxim Integrated Products, Inc.	550	33,831
Microchip Technology, Inc.	335	35,113
Monolithic Power Systems, Inc.	240	42,725
NVIDIA Corp.	3,410	802,373
QUALCOMM, Inc.	6,801	600,052
Skyworks Solutions, Inc.	40	4,835
Teradyne, Inc.	960	65,462
Texas Instruments, Inc.	5,460	700,464
Universal Display Corp.	260	53,578
Xilinx, Inc.	1,460	142,744

		4,116,534

Software — 13.7%
2U, Inc.(a)	110	2,639
Adobe, Inc.(a)	2,890	953,151
Alteryx, Inc. — Class A(a)	220	22,015
Anaplan, Inc.(a)	490	25,676
ANSYS, Inc.(a)	505	129,992
Aspen Technology, Inc.(a)	410	49,581
Atlassian Corp. PLC — Class A(a)	620	74,611
Autodesk, Inc.(a)	1,010	185,295
Avalara, Inc.(a)	220	16,115
Cadence Design Systems, Inc.(a)	1,590	110,282
CDK Global, Inc.	710	38,823
Ceridian HCM Holding, Inc.(a)	420	28,510
Citrix Systems, Inc.	650	72,085
Coupa Software, Inc.(a)	350	51,188
DocuSign, Inc.(a)	850	62,993
Dropbox, Inc. — Class A(a)	1,190	21,313
Elastic NV(a)	243	15,625
Fair Isaac Corp.(a)	170	63,696
FireEye, Inc.(a)	1,130	18,679
Fortinet, Inc.(a)	830	88,611
Guidewire Software, Inc.(a)	470	51,592
HubSpot, Inc.(a)	230	36,455
Intuit, Inc.	1,480	387,656
Manhattan Associates, Inc.(a)	375	29,906
Medallia, Inc.(a)	67	2,084
Microsoft Corp.(b)	44,380	6,998,726
New Relic, Inc.(a)	280	18,399
Nutanix, Inc. — Class A(a)	770	24,070
Oracle Corp.	12,229	647,892
PagerDuty, Inc.(a)	50	1,170
Palo Alto Networks, Inc.(a)	550	127,187
Paycom Software, Inc.(a)	290	76,780
Paylocity Holding Corp.(a)	190	22,956
Pegasystems, Inc.	220	17,523
Pluralsight, Inc. — Class A(a)	350	6,024
Proofpoint, Inc.(a)	280	32,138
PTC, Inc.(a)	600	44,934
RealPage, Inc.(a)	420	22,575
RingCentral, Inc. — Class A(a)	430	72,528

FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Software (Continued)
salesforce.com, Inc.(a)	4,822	$784,250
ServiceNow, Inc.(a)	1,112	313,940
Smartsheet, Inc. — Class A(a)	500	22,460
SolarWinds Corp.(a)	72	1,336
Splunk, Inc.(a)	880	131,798
SS&C Technologies Holdings, Inc.	1,170	71,838
Synopsys, Inc.(a)	875	121,800
Teradata Corp.(a)	660	17,668
Trade Desk, Inc. (The) — Class A(a)	220	57,152
Tyler Technologies, Inc.(a)	220	66,004
VMware, Inc. — Class A(a)	465	70,582
Workday, Inc. — Class A(a)	945	155,405
Zendesk, Inc.(a)	640	49,043
Zscaler, Inc.(a)	350	16,275

		12,531,026

Technology Hardware, Storage & Peripherals — 8.6%
Apple, Inc.	26,197	7,692,749
Change Healthcare, Inc.(a)	141	2,311
Dell Technologies, Inc. — Class C(a)	633	32,530
HP, Inc.	450	9,248
NCR Corp.(a)	690	24,260
NetApp, Inc.	1,360	84,660
Pure Storage, Inc. — Class A(a)	1,290	22,072

		7,867,830

Total Information Technology		34,861,655

Health Care — 14.6%

Biotechnology — 3.1%
AbbVie, Inc.	8,657	766,491
Adaptive Biotechnologies Corp.(a)	61	1,825
Agios Pharmaceuticals, Inc.(a)	30	1,433
Alexion Pharmaceuticals, Inc.(a)	920	99,498
Alnylam Pharmaceuticals, Inc.(a)	520	59,888
Amgen, Inc.	3,220	776,246
Biogen, Inc.(a)	369	109,493
BioMarin Pharmaceutical, Inc.(a)	1,000	84,550
Exact Sciences Corp.(a)	810	74,909
Exelixis, Inc.(a)	710	12,510
Gilead Sciences, Inc.	1,037	67,384
Incyte Corp.(a)	1,040	90,813
Ionis Pharmaceuticals, Inc.(a)	740	44,703
Moderna, Inc.(a)	1,073	20,988
Neurocrine Biosciences, Inc.(a)	530	56,970
Regeneron Pharmaceuticals, Inc.(a)	110	41,303
Sage Therapeutics, Inc.(a)	300	21,657
Sarepta Therapeutics, Inc.(a)	410	52,906
Seattle Genetics, Inc.(a)	670	76,554
Vertex Pharmaceuticals, Inc.(a)	1,520	332,804

		2,792,925

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	4,370	379,578
ABIOMED, Inc.(a)	260	44,353
Align Technology, Inc.(a)	480	133,939
Avantor, Inc.(a)	928	16,843
Baxter International, Inc.	1,290	107,870
Becton Dickinson and Co.	134	36,444
Boston Scientific Corp.(a)	8,120	367,186
Cantel Medical Corp.	120	8,508

Company	Shares	U.S. $ Value
Health Care Equipment & Supplies (Continued)
Cooper Cos., Inc. (The)	40	$12,852
Danaher Corp.	200	30,696
DexCom, Inc.(a)	530	115,932
Edwards Lifesciences Corp.(a)	1,240	289,280
Envista Holdings Corp.(a)	435	12,893
Hill-Rom Holdings, Inc.	190	21,571
Hologic, Inc.(a)	1,250	65,263
ICU Medical, Inc.(a)	40	7,485
IDEXX Laboratories, Inc.(a)	510	133,176
Insulet Corp.(a)	360	61,632
Intuitive Surgical, Inc.(a)	690	407,894
Masimo Corp.(a)	280	44,257
Penumbra, Inc.(a)	190	31,211
ResMed, Inc.	830	128,625
STERIS PLC	20	3,048
Stryker Corp.	2,030	426,178
Teleflex, Inc.	270	101,639
Varian Medical Systems, Inc.(a)	530	75,265
West Pharmaceutical Services, Inc.	320	48,106

		3,111,724

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp. — Class A	840	71,417
Anthem, Inc.	440	132,893
Centene Corp.(a)	1,974	124,105
Chemed Corp.	100	43,926
Cigna Corp.(a)	673	137,622
Encompass Health Corp.	280	19,396
Guardant Health, Inc.(a)	200	15,628
HCA Healthcare, Inc.	910	134,507
Henry Schein, Inc.(a)	110	7,339
Humana, Inc.	350	128,282
Laboratory Corp. of America Holdings(a)	40	6,767
McKesson Corp.	120	16,598
Molina Healthcare, Inc.(a)	290	39,350
UnitedHealth Group, Inc.	5,560	1,634,529
WellCare Health Plans, Inc.(a)	270	89,157

		2,601,516

Health Care Technology — 0.3%
Cerner Corp.	1,825	133,937
Veeva Systems, Inc. — Class A(a)	773	108,730

		242,667

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	170	14,503
Bio-Techne Corp.	220	48,292
Bruker Corp.	550	28,034
Charles River Laboratories International, Inc.(a)	290	44,300
Illumina, Inc.(a)	870	288,614
IQVIA Holdings, Inc.(a)	450	69,529
Mettler-Toledo International, Inc.(a)	150	118,992
PerkinElmer, Inc.	140	13,594
PRA Health Sciences, Inc.(a)	320	35,568
Thermo Fisher Scientific, Inc.	1,620	526,289
Waters Corp.(a)	400	93,460

		1,281,175

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	8,026	515,189
Eli Lilly & Co.	5,045	663,064

FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Pharmaceuticals (Continued)
Horizon Therapeutics PLC(a)	120	$4,344
Jazz Pharmaceuticals PLC(a)	290	43,291
Johnson & Johnson	2,320	338,418
Merck & Co., Inc.	14,290	1,299,676
Nektar Therapeutics(a)	150	3,238
Zoetis, Inc.	2,790	369,257

		3,236,477

Total Health Care		13,266,484

Consumer Discretionary — 13.8%

Auto Components — 0.0%
Aptiv PLC	90	8,547

Automobiles — 0.4%
IAA, Inc.(a)	660	31,060
Tesla, Inc.(a)	837	350,142

		381,202

Distributors — 0.1%
LKQ Corp.(a)	240	8,568
Pool Corp.	240	50,971

		59,539

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	340	51,098
Grand Canyon Education, Inc.(a)	10	958
H&R Block, Inc.	175	4,109
Service Corp. International/US	360	16,571
ServiceMaster Global Holdings, Inc.(a)	121	4,678

		77,414

Hotels, Restaurants & Leisure — 2.2%
Chipotle Mexican Grill, Inc. — Class A(a)	150	125,567
Choice Hotels International, Inc.	80	8,274
Darden Restaurants, Inc.	720	78,487
Domino’s Pizza, Inc.	240	70,507
Dunkin’ Brands Group, Inc.	406	30,669
Hilton Grand Vacations, Inc.(a)	67	2,304
Hilton Worldwide Holdings, Inc.	1,618	179,452
Las Vegas Sands Corp.	910	62,826
Marriott International, Inc./MD — Class A	1,578	238,957
McDonald’s Corp.	728	143,860
MGM Resorts International	200	6,654
Norwegian Cruise Line Holdings Ltd.(a)	250	14,603
Planet Fitness, Inc.(a)	450	33,606
Six Flags Entertainment Corp.	40	1,804
Starbucks Corp.	6,995	615,000
Vail Resorts, Inc.	210	50,364
Wendy’s Co. (The)	1,080	23,987
Wyndham Hotels & Resorts, Inc.	160	10,050
Wynn Resorts Ltd.	480	66,658
Yum China Holdings, Inc.	1,670	80,177
Yum! Brands, Inc.	1,560	157,139

		2,000,945

Household Durables — 0.2%
Lennar Corp. — Class A	670	37,379
Lennar Corp. — Class B	20	894
NVR, Inc.(a)	30	114,252
Tempur Sealy International, Inc.(a)	260	22,636

		175,161

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail — 5.9%
Amazon.com, Inc.(a)	2,462	$4,549,382
Booking Holdings, Inc.(a)	253	519,594
eBay, Inc.	4,650	167,912
Etsy, Inc.(a)	690	30,567
Expedia Group, Inc.	701	75,806
GrubHub, Inc.(a)	530	25,779
Wayfair, Inc. — Class A(a)	320	28,918

		5,397,958

Leisure Products — 0.1%
Hasbro, Inc.	680	71,815
Mattel, Inc.(a)	1,350	18,292
Polaris, Inc.	290	29,493

		119,600

Multiline Retail — 0.4%
Dollar General Corp.	1,405	219,152
Dollar Tree, Inc.(a)	706	66,399
Nordstrom, Inc.	585	23,944
Ollie’s Bargain Outlet Holdings, Inc.(a)	260	16,981
Target Corp.	160	20,514

		346,990

Specialty Retail — 3.1%
Advance Auto Parts, Inc.	105	16,817
AutoZone, Inc.(a)	155	184,653
Best Buy Co., Inc.	260	22,828
Burlington Stores, Inc.(a)	380	86,651
CarMax, Inc.(a)	455	39,890
Carvana Co.(a)	260	23,933
Dynatrace, Inc.(a)	170	4,301
Five Below, Inc.(a)	280	35,801
Floor & Decor Holdings, Inc. — Class A(a)	380	19,308
Home Depot, Inc. (The)	3,690	805,822
L Brands, Inc.	205	3,715
Lowe’s Cos., Inc.	4,598	550,657
O’Reilly Automotive, Inc.(a)	455	199,408
Ross Stores, Inc.	2,070	240,989
TJX Cos., Inc. (The)	7,100	433,526
Tractor Supply Co.	690	64,474
Ulta Salon Cosmetics & Fragrance, Inc.(a)	330	83,536
Williams-Sonoma, Inc.	35	2,570

		2,818,879

Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd.(a)	340	12,971
Carter’s, Inc.	70	7,654
Columbia Sportswear Co.	100	10,019
Hanesbrands, Inc.	1,600	23,760
Lululemon Athletica, Inc.(a)	700	162,169
NIKE, Inc. — Class B	7,210	730,445
Skechers U.S.A., Inc. — Class A(a)	270	11,661
Under Armour, Inc. — Class A(a)	680	14,688
Under Armour, Inc. — Class C(a)	739	14,174
VF Corp.	1,760	175,402

		1,162,943

Total Consumer Discretionary		12,549,178

FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Communication Services — 11.5%

Diversified Telecommunication Services — 1.1%
Altice USA, Inc. — Class A(a)	1,800	$49,212
Cable One, Inc.	30	44,654
Charter Communications, Inc. — Class A(a)	557	270,190
Comcast Corp. — Class A	12,400	557,628
Sirius XM Holdings, Inc.	7,995	57,164
Zayo Group Holdings, Inc.(a)	1,275	44,179

		1,023,027

Entertainment — 1.4%
Activision Blizzard, Inc.	190	11,290
Electronic Arts, Inc.(a)	1,490	160,190
Live Nation Entertainment, Inc.(a)	750	53,602
Madison Square Garden Co. (The) — Class A(a)	16	4,707
Netflix, Inc.(a)	2,503	809,896
Roku, Inc.(a)	500	66,950
Spotify Technology SA(a)	700	104,685
Take-Two Interactive Software, Inc.(a)	310	37,953
World Wrestling Entertainment, Inc. — Class A	210	13,623
Zynga, Inc. — Class A(a)	1,080	6,610

		1,269,506

Interactive Media & Services — 8.7%
Alphabet, Inc. — Class A(a)	1,785	2,390,811
Alphabet, Inc. — Class C(a)	1,806	2,414,658
Facebook, Inc. — Class A(a)	14,031	2,879,863
IAC/InterActiveCorp(a)	250	62,277
Match Group, Inc.(a)	320	26,275
TripAdvisor, Inc.	550	16,709
Twitter, Inc.(a)	4,393	140,796

		7,931,389

Media — 0.2%
AMC Networks, Inc. — Class A(a)	200	7,900
Fox Corp. — Class A	150	5,560
Fox Corp. — Class B(a)	90	3,276
Interpublic Group of Cos., Inc. (The)	210	4,851
New York Times Co. (The) — Class A	130	4,182
Nexstar Media Group, Inc. — Class A	190	22,277
Omnicom Group, Inc.	626	50,719
Sinclair Broadcast Group, Inc. — Class A	290	9,669
ViacomCBS, Inc. — Class A	19	853
ViacomCBS, Inc. — Class B	1,760	73,867

		183,154

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(a)	910	71,362

Total Communication Services		10,478,438

Industrials — 8.9%

Aerospace & Defense — 2.8%
Boeing Co. (The)	3,093	1,007,576
General Dynamics Corp.	100	17,635
HEICO Corp.	233	26,597
HEICO Corp. — Class A	437	39,125
Hexcel Corp.	460	33,723
Huntington Ingalls Industries, Inc.	200	50,176
L3Harris Technologies, Inc.	660	130,594

Company	Shares	U.S. $ Value
Aerospace & Defense (Continued)
Lockheed Martin Corp.	1,480	$576,282
Northrop Grumman Corp.	940	323,332
Raytheon Co.	1,030	226,332
Spirit AeroSystems Holdings, Inc. — Class A	540	39,355
TransDigm Group, Inc.	240	134,400

		2,605,127

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	560	43,792
Expeditors International of Washington, Inc.	710	55,394
United Parcel Service, Inc. — Class B	4,090	478,776
XPO Logistics, Inc.(a)	310	24,707

		602,669

Airlines — 0.2%
Alaska Air Group, Inc.	310	21,003
American Airlines Group, Inc.	230	6,596
Delta Air Lines, Inc.	680	39,767
JetBlue Airways Corp.(a)	150	2,808
Southwest Airlines Co.	1,640	88,527
United Airlines Holdings, Inc.(a)	300	26,427

		185,128

Building Products — 0.2%
Allegion PLC	420	52,307
AO Smith Corp.	130	6,193
Armstrong World Industries, Inc.	280	26,312
Fortune Brands Home & Security, Inc.	260	16,988
Lennox International, Inc.	200	48,794

		150,594

Commercial Services & Supplies — 0.5%
Cintas Corp.	505	135,885
Copart, Inc.(a)	1,155	105,036
KAR Auction Services, Inc.	700	15,253
Republic Services, Inc. — Class A	70	6,274
Rollins, Inc.	780	25,865
Waste Management, Inc.	1,910	217,664

		505,977

Construction & Engineering — 0.0%
Quanta Services, Inc.	140	5,699

Electrical Equipment — 0.4%
Acuity Brands, Inc.	50	6,900
AMETEK, Inc.	1,010	100,737
BWX Technologies, Inc.	400	24,832
Emerson Electric Co.	300	22,878
Hubbell, Inc.	180	26,608
Rockwell Automation, Inc.	700	141,869
Sensata Technologies Holding PLC(a)	390	21,009

		344,833

Industrial Conglomerates — 0.9%
3M Co.	2,488	438,933
Carlisle Cos., Inc.	280	45,315
Honeywell International, Inc.	2,030	359,310
Roper Technologies, Inc.	90	31,881

		875,439

Machinery — 1.3%
Allison Transmission Holdings, Inc.	600	28,992

FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Machinery (Continued)
Caterpillar, Inc.	250	$36,920
Deere & Co.	200	34,652
Donaldson Co., Inc.	740	42,639
Dover Corp.	370	42,646
Flowserve Corp.	150	7,465
Fortive Corp.	340	25,973
Graco, Inc.	960	49,920
IDEX Corp.	230	39,560
Illinois Tool Works, Inc.	1,920	344,889
Ingersoll-Rand PLC	1,330	176,784
Lincoln Electric Holdings, Inc.	280	27,084
Middleby Corp. (The)(a)	280	30,666
Nordson Corp.	310	50,480
Toro Co. (The)	610	48,599
WABCO Holdings, Inc.(a)	250	33,875
Westinghouse Air Brake Technologies Corp.	290	22,562
Woodward, Inc.	270	31,979
Xylem, Inc./NY	1,010	79,578

		1,155,263

Professional Services — 0.5%
CoStar Group, Inc.(a)	220	131,626
Equifax, Inc.	600	84,072
Nielsen Holdings PLC	250	5,075
Robert Half International, Inc.	675	42,626
TransUnion	1,090	93,315
Verisk Analytics, Inc. — Class A	937	139,932

		496,646

Road & Rail — 1.1%
CSX Corp.	1,570	113,605
JB Hunt Transport Services, Inc.	110	12,846
Landstar System, Inc.	200	22,774
Lyft, Inc.(a)	20	860
Norfolk Southern Corp.	220	42,708
Old Dominion Freight Line, Inc.	160	30,365
Uber Technologies, Inc.(a)	100	2,974
Union Pacific Corp.	4,154	751,002

		977,134

Trading Companies & Distributors — 0.3%
Air Lease Corp.	35	1,663
Fastenal Co.	3,000	110,850
United Rentals, Inc.(a)	330	55,034
WW Grainger, Inc.	260	88,015

		255,562

Total Industrials		8,160,071

Consumer Staples — 4.5%

Beverages — 2.2%
Brown-Forman Corp. — Class A	230	14,437
Brown-Forman Corp. — Class B	937	63,341
Coca-Cola Co. (The)	15,310	847,409
Monster Beverage Corp.(a)	2,240	142,352
PepsiCo, Inc.	6,887	941,246

		2,008,785

Food & Staples Retailing — 1.1%
Casey’s General Stores, Inc.	50	7,949
Costco Wholesale Corp.	2,565	753,905

Company	Shares	U.S. $ Value
Food & Staples Retailing (Continued)
Grocery Outlet Holding Corp.(a)	18	$584
Sprouts Farmers Market, Inc.(a)	276	5,341
Sysco Corp.	2,760	236,090

		1,003,869

Food Products — 0.3%
Campbell Soup Co.	510	25,204
Hershey Co. (The)	740	108,765
Kellogg Co.	550	38,038
Lamb Weston Holdings, Inc.	220	18,927
McCormick & Co., Inc./MD	480	81,470
Pilgrim’s Pride Corp.(a)	100	3,272
Post Holdings, Inc.(a)	170	18,547
TreeHouse Foods, Inc.(a)	50	2,425

		296,648

Household Products — 0.3%
Church & Dwight Co., Inc.	1,440	101,290
Clorox Co. (The)	600	92,124
Procter & Gamble Co. (The)	840	104,916

		298,330

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The) — Class A	1,280	264,371
Herbalife Nutrition Ltd.(a)	90	4,290

		268,661

Tobacco — 0.3%
Altria Group, Inc.	5,350	267,019

Total Consumer Staples		4,143,312

Financials — 3.2%

Banks — 0.1%
CIT Group, Inc.	40	1,825
Comerica, Inc.	40	2,870
First Republic Bank/CA	130	15,268
Prosperity Bancshares, Inc.	10	719
Signature Bank/New York NY	160	21,858
SVB Financial Group(a)	20	5,021
Synovus Financial Corp.	50	1,960
Western Alliance Bancorp	60	3,420

		52,941

Capital Markets — 1.6%
Ameriprise Financial, Inc.	110	18,324
Cboe Global Markets, Inc.	150	18,000
Charles Schwab Corp. (The)	4,100	194,996
E*TRADE Financial Corp.	210	9,528
Evercore, Inc. — Class A	80	5,981
FactSet Research Systems, Inc.	220	59,026
Interactive Brokers Group, Inc. — Class A	100	4,662
Intercontinental Exchange, Inc.	1,260	116,613
Lazard Ltd. — Class A	210	8,392
LPL Financial Holdings, Inc.	469	43,265
MarketAxess Holdings, Inc.	220	83,404
Moody’s Corp.	980	232,662
MSCI, Inc. — Class A	500	129,090
Raymond James Financial, Inc.	120	10,735
S&P Global, Inc.	1,470	401,383
SEI Investments Co.	310	20,299
T. Rowe Price Group, Inc.	380	46,299

FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Capital Markets (Continued)
TD Ameritrade Holding Corp.	1,350	$67,095
Virtu Financial, Inc. — Class A	80	1,279

		1,471,033

Consumer Finance — 0.4%
American Express Co.	2,228	277,364
Credit Acceptance Corp.(a)	55	24,328
Discover Financial Services	610	51,740
Synchrony Financial	1,010	36,370

		389,802

Diversified Financial Services — 0.2%
IHS Markit Ltd.(a)	1,420	106,997
Morningstar, Inc.	115	17,401
Voya Financial, Inc.	50	3,049

		127,447

Insurance — 0.9%
Alleghany Corp.(a)	10	7,996
Aon PLC	1,390	289,523
Arch Capital Group Ltd.(a)	300	12,867
Arthur J Gallagher & Co.	180	17,141
Athene Holding Ltd. — Class A(a)	340	15,990
Axis Capital Holdings Ltd.	40	2,378
Brown & Brown, Inc.	80	3,158
Erie Indemnity Co. — Class A	90	14,940
Everest Re Group Ltd.	70	19,379
Kemper Corp.	50	3,875
Markel Corp.(a)	10	11,432
Marsh & McLennan Cos., Inc.	2,580	287,438
Primerica, Inc.	170	22,195
Progressive Corp. (The)	1,080	78,181
RenaissanceRe Holdings Ltd.	110	21,562
Travelers Cos., Inc. (The)	250	34,238

		842,293

Thrifts & Mortgage Finance — 0.0%
LendingTree, Inc.(a)	50	15,172

Total Financials		2,898,688

Real Estate — 2.3%

Equity Real Estate Investment Trusts (REITs) — 2.2%
American Homes 4 Rent — Class A	600	15,726
American Tower Corp.	2,600	597,532
Americold Realty Trust	1,120	39,267
Colony Capital, Inc.	149	708
CoreSite Realty Corp.	170	19,060
Crown Castle International Corp.	2,408	342,297
Equinix, Inc.	514	300,022
Equity LifeStyle Properties, Inc.	970	68,278
Extra Space Storage, Inc.	580	61,260
Iron Mountain, Inc.	180	5,737
Lamar Advertising Co. — Class A	495	44,184
Outfront Media, Inc.	80	2,146
Public Storage	660	140,553
SBA Communications Corp.	670	161,463
Simon Property Group, Inc.	1,569	233,718
Sun Communities, Inc.	130	19,513
UDR, Inc.	80	3,736

		2,055,200

Company	Shares	U.S. $ Value
Real Estate Management & Development — 0.1%
Brookfield Property REIT, Inc.	430	$7,932
CBRE Group, Inc. — Class A(a)	720	44,129
Howard Hughes Corp. (The)(a)	30	3,804
Jones Lang LaSalle, Inc.	36	6,267

		62,132

Total Real Estate		2,117,332

Materials — 1.3%

Chemicals — 0.8%
Air Products & Chemicals, Inc.	180	42,298
Axalta Coating Systems Ltd.(a)	357	10,853
CF Industries Holdings, Inc.	120	5,729
Ecolab, Inc.	1,456	280,993
Element Solutions, Inc.(a)	460	5,373
NewMarket Corp.	50	24,326
PPG Industries, Inc.	450	60,070
RPM International, Inc.	120	9,211
Scotts Miracle-Gro Co. (The) — Class A	230	24,421
Sherwin-Williams Co. (The)	490	285,935
WR Grace & Co.	330	23,051

		772,260

Construction Materials — 0.2%
Eagle Materials, Inc.	190	17,225
Martin Marietta Materials, Inc.	110	30,761
Vulcan Materials Co.	720	103,673

		151,659

Containers & Packaging — 0.3%
AptarGroup, Inc.	150	17,343
Avery Dennison Corp.	460	60,177
Ball Corp.	1,900	122,873
Berry Global Group, Inc.(a)	280	13,297
Crown Holdings, Inc.(a)	390	28,291
Sealed Air Corp.	50	1,991

		243,972

Metals & Mining — 0.0%
Royal Gold, Inc.	110	13,448
Southern Copper Corp.	348	14,783

		28,231

Total Materials		1,196,122

Energy — 0.3%

Oil, Gas & Consumable Fuels — 0.3%
Cabot Oil & Gas Corp.	1,470	25,593
Cheniere Energy, Inc.(a)	780	47,635
Diamondback Energy, Inc.	190	17,643
Equitrans Midstream Corp.	120	1,603
ONEOK, Inc.	761	57,585
Parsley Energy, Inc. — Class A	900	17,019
Pioneer Natural Resources Co.	420	63,575

Total Energy		230,653

Total Investments — 98.6%
(cost $45,915,265)		89,901,933
Other assets less liabilities — 1.4%		1,249,099

Net Assets — 100.0%		$91,151,032

FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2019

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 Index Mini	4	March 2020	$646,220	$13,132

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2019

% of Total Investments*	Country Diversification
99.9%	United States
0.1%	China
0.0%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time. “Other” country weightings represent 0.02% or less in the following countries: Bermuda and Peru.

FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $18,146,917)		$23,461,915
Cash		1,661,213
Receivable for investment securities sold		75,486
Fees receivable from Contractowners		6,699
Receivable from AXA Equitable’s General Account		2,688

Total assets		25,208,001

Liabilities:
Payable for investments securities purchased		37,153
Asset management fee payable		19,980
Accrued custody and bank fees		1,269
Accrued expenses		2,287

Total liabilities		60,689

Net Assets Attributable to Contractowners or in Accumulation		$25,147,312

	Units Outstanding	Unit Values
Institutional	101	10,832.74
RIA	10,364	95.25
MRP	1,193,430	19.33

The accompanying notes are an integral part of these financial statements.

FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

Investment Income (Note 2):
Dividends	$73,858
Other Income	1,047

Total investment income	74,905

Expenses (Note 6):
Investment management fees	(156,705)
Custody and bank fees	(1,195)

Total expenses	(157,900)

Net Investment Income (Loss)	(82,995)

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) from investments	3,523,056
Change in unrealized appreciation (depreciation) of investments	3,583,257

Net Realized and Unrealized Gain (Loss) on Investments	7,106,313

Net Increase (Decrease) in Net Assets Attributable to Operations	$7,023,318

The accompanying notes are an integral part of these financial statements.

FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(82,995)	$(53,488)
Net realized gain (loss) on investments	3,523,056	3,887,022
Net change in unrealized appreciation (depreciation) of investments	3,583,257	(2,837,451)

Net increase (decrease) in assets attributable to operations	7,023,318	996,083

From Contractowners Transactions:
Contributions	2,047,379	2,630,474
Withdrawals	(5,748,298)	(4,491,307)
Asset management fees (Note 6)	(88,566)	(85,080)
Administrative fees (Note 6)	(149,971)	(146,874)

Net increase (decrease) in net assets attributable to contractowners transactions	(3,939,456)	(2,092,787)

Increase (Decrease) in Net Assets	3,083,862	(1,096,704)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	22,063,450	23,160,154

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$25,147,312	$22,063,450

The accompanying notes are an integral part of these financial statements.

FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
COMMON STOCKS — 93.3%

Technology — 27.2%

Communications Technology — 0.1%
Zoom Video Communications, Inc. — Class A(a)	352	$23,950

Computer Services, Software & Systems — 10.3%
Aspen Technology, Inc.(a)	5,430	656,650
Cargurus, Inc.(a)	11,160	392,609
HubSpot, Inc.(a)	1,550	245,675
Paycom Software, Inc.(a)	1,490	394,492
Splunk, Inc.(a)	1,970	295,047
Tyler Technologies, Inc.(a)	2,050	615,041

		2,599,514

Electronic Entertainment — 7.1%
Dolby Laboratories, Inc. — Class A	11,200	770,560
Take-Two Interactive Software, Inc.(a)	8,240	1,008,823

		1,779,383

Production Technology Equipment — 4.7%
Cognex Corp.	7,360	412,455
IPG Photonics Corp.(a)	2,170	314,476
Novanta, Inc.(a)	5,080	449,275

		1,176,206

Semiconductors & Component — 2.8%
Advanced Micro Devices, Inc.(a)	3,400	155,924
Xilinx, Inc.	5,528	540,473

		696,397

Telecommunications Equipment — 2.2%
Arista Networks, Inc.(a)	2,780	565,452

Total Technology		6,840,902

Consumer Discretionary — 20.4%

Diversified Retail — 1.0%
Etsy, Inc.(a)	5,410	239,663

Education Services — 5.2%
Bright Horizons Family Solutions, Inc.(a)	4,780	718,386
Grand Canyon Education, Inc.(a)	6,220	595,814

		1,314,200

Leisure Time — 5.3%
Expedia Group, Inc.	6,595	713,184
Planet Fitness, Inc.(a)	8,420	628,806

		1,341,990

Specialty Retail — 8.9%
Burlington Stores, Inc.(a)	2,990	681,810
Five Below, Inc.(a)	4,470	571,534
National Vision Holdings, Inc.(a)	14,320	464,398
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,080	526,531

		2,244,273

Total Consumer Discretionary		5,140,126

Producer Durables — 16.5%

Back Office Support, HR & Consulting — 3.7%
Copart, Inc.(a)	5,230	475,616

Company	Shares	U.S. $ Value
Back Office Support, HR & Consulting (Continued)
CoStar Group, Inc.(a)	770	$460,691

		936,307

Scientific Instruments: Control & Filter — 8.4%
Allegion PLC	3,800	473,252
FLIR Systems, Inc.	3,860	200,990
IDEX Corp.	2,860	491,920
Rockwell Automation, Inc.	2,150	435,741
Roper Technologies, Inc.	1,450	513,633

		2,115,536

Scientific Instruments: Gauges & Meters — 3.6%
Keysight Technologies, Inc.(a)	4,360	447,467
Mettler-Toledo International, Inc.(a)	590	468,035

		915,502

Truckers — 0.8%
Saia, Inc.(a)	2,110	196,483

Total Producer Durables		4,163,828

Health Care — 14.7%

Biotechnology — 3.1%
Incyte Corp.(a)	4,440	387,701
Neurocrine Biosciences, Inc.(a)	3,620	389,114

		776,815

Health Care Management Services — 1.7%
Centene Corp.(a)	6,980	438,833

Medical & Dental Instruments & Supplies — 5.9%
ABIOMED, Inc.(a)	1,700	290,003
Edwards Lifesciences Corp.(a)	1,860	433,919
Insulet Corp.(a)	2,630	450,256
Penumbra, Inc.(a)	1,840	302,257

		1,476,435

Medical Equipment — 1.3%
IDEXX Laboratories, Inc.(a)	1,250	326,412

Pharmaceuticals — 2.7%
Zoetis, Inc.	5,160	682,926

Total Health Care		3,701,421

Financial Services — 6.2%

Financial Data & Systems — 5.0%
Euronet Worldwide, Inc.(a)	4,170	657,025
Fair Isaac Corp.(a)	1,620	606,982

		1,264,007

Securities Brokerage & Services — 1.2%
MarketAxess Holdings, Inc.	760	288,123

Total Financial Services		1,552,130

Consumer Staples — 5.2%

Beverage: Soft Drinks — 3.6%
Monster Beverage Corp.(a)	14,355	912,260

Foods — 1.6%
Grocery Outlet Holding Corp.(a)	11,870	385,182

Total Consumer Staples		1,297,442

FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2019

Company	Shares	U.S. $ Value
Materials & Processing — 2.1%

Building Materials — 2.1%
Trex Co., Inc.(a)	5,810	$522,203

Utilities — 1.0%

Utilities: Telecommunications — 1.0%
Vonage Holdings Corp.(a)	32,910	243,863

Total Investments — 93.3% (cost $18,146,917)		23,461,915
Other assets less liabilities — 6.7%		1,685,397

Net Assets — 100.0%		$25,147,312

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.

FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)

OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2019

% of Total Investments*	Country Diversification
100.0%	United States

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time.

FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Assets:
Investments in shares of the Portfolios, at fair value	$419,058	$1,013,240	$445,280	$614,615	$304,691	$258,025
Receivable for shares of the Portfolios sold	657	—	14	27	17	—
Receivable for policy-related transactions	—	4,837	—	—	—	291

Total assets	419,715	1,018,077	445,294	614,642	304,708	258,316

Liabilities:
Payable for shares of the Portfolios purchased	—	4,837	—	—	—	291
Payable for policy-related transactions	657	—	14	27	17	—
Payable for direct operating expenses	22	100	44	52	17	24

Total liabilities	679	4,937	58	79	34	315

Net Assets	$419,036	$1,013,140	$445,236	$614,563	$304,674	$258,001

Net Assets:
Accumulation unit values	$419,036	$1,013,105	$445,227	$614,551	$304,674	$257,995
Retained by AXA Equitable in Separate Account No. 66	—	35	9	12	—	6

Total net assets	$419,036	$1,013,140	$445,236	$614,563	$304,674	$258,001

Investments in shares of the Portfolios, at cost	$411,524	$966,517	$406,144	$573,376	$292,644	$238,862

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS AND ACQUISITIONS*
Assets:
Investments in shares of the Portfolios, at fair value	$298,332	$57,130	$97,653	$87,417	$1,132,256	$80,927
Receivable for shares of the Portfolios sold	—	7	—	12	—	9
Receivable for policy-related transactions	62,848	—	29	—	148	—

Total assets	361,180	57,137	97,682	87,429	1,132,404	80,936

Liabilities:
Payable for shares of the Portfolios purchased	62,848	—	28	—	147	—
Payable for policy-related transactions	—	7	—	12	—	9
Payable for direct operating expenses	26	5	3	10	135	12

Total liabilities	62,874	12	31	22	282	21

Net Assets	$298,306	$57,125	$97,651	$87,407	$1,132,122	$80,915

Net Assets:
Accumulation unit values	$298,301	$57,125	$97,651	$87,399	$1,132,027	$80,899
Retained by AXA Equitable in Separate Account No. 66	5	—	—	8	95	16

Total net assets	$298,306	$57,125	$97,651	$87,407	$1,132,122	$80,915

Investments in shares of the Portfolios, at cost	$277,740	$52,892	$95,848	$88,012	$1,282,120	$84,041

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SOCIALLY RESPONSIBLE*	ALL ASSET GROWTH-ALT 20*	CHARTERSM MULTI-SECTOR BOND*	CHARTERSM SMALL CAP VALUE*	EQ/AB SMALL CAP GROWTH*
Assets:
Investments in shares of the Portfolios, at fair value	$3,477,554	$3,547,486	$249,953	$922,845	$974	$736,520
Receivable for shares of the Portfolios sold	12,371	—	—	1,930	—	—
Receivable for policy-related transactions	—	1,559	1,887	—	5	332

Total assets	3,489,925	3,549,045	251,840	924,775	979	736,852

Liabilities:
Payable for shares of the Portfolios purchased	—	1,556	1,887	—	—	333
Payable for policy-related transactions	12,353	—	—	1,932	—	—
Payable for direct operating expenses	477	453	45	146	—	84

Total liabilities	12,830	2,009	1,932	2,078	—	417

Net Assets	$3,477,095	$3,547,036	$249,908	$922,697	$979	$736,435

Net Assets:
Accumulation unit values	$3,476,242	$3,546,357	$249,872	$922,613	$979	$736,201
Retained by AXA Equitable in Separate Account No. 66	853	679	36	84	—	234

Total net assets	$3,477,095	$3,547,036	$249,908	$922,697	$979	$736,435

Investments in shares of the Portfolios, at cost	$3,315,244	$2,912,896	$242,608	$914,958	$928	$817,590

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/AGGRESSIVE ALLOCATION*	EQ/BLACKROCK BASIC VALUE EQUITY*	EQ/CAPITAL GUARDIAN RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*
Assets:
Investments in shares of the Portfolios, at fair value	$2,410,959	$6,558	$8,536,966	$555,133	$1,896,213	$1,163,144
Receivable for shares of the Portfolios sold	1,462	7	13,546	42	—	—
Receivable for policy-related transactions	—	—	—	—	1,061	3,216

Total assets	2,412,421	6,565	8,550,512	555,175	1,897,274	1,166,360

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	1,062	3,348
Payable for policy-related transactions	1,452	7	13,546	42	—	—
Payable for direct operating expenses	366	—	1,141	66	322	148

Total liabilities	1,818	7	14,687	108	1,384	3,496

Net Assets	$2,410,603	$6,558	$8,535,825	$555,067	$1,895,890	$1,162,864

Net Assets:
Accumulation unit values	$2,410,051	$6,551	$8,531,862	$554,912	$1,895,769	$1,162,693
Retained by AXA Equitable in Separate Account No. 66	552	7	3,963	155	121	171

Total net assets	$2,410,603	$6,558	$8,535,825	$555,067	$1,895,890	$1,162,864

Investments in shares of the Portfolios, at cost	$2,350,960	$6,157	$6,829,540	$495,456	$1,903,163	$1,161,629

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$28,074,968	$1,578,757	$3,884,284	$1,727,877	$8,696,546	$588
Receivable for shares of the Portfolios sold	—	—	—	—	—	—
Receivable for policy-related transactions	1,962	436	1,690	127	3,303	2

Total assets	28,076,930	1,579,193	3,885,974	1,728,004	8,699,849	590

Liabilities:
Payable for shares of the Portfolios purchased	2,440	432	1,695	127	3,227	—
Payable for policy-related transactions	—	—	—	—	—	—
Payable for direct operating expenses	3,467	234	539	203	1,099	—

Total liabilities	5,907	666	2,234	330	4,326	—

Net Assets	$28,071,023	$1,578,527	$3,883,740	$1,727,674	$8,695,523	$590

Net Assets:
Accumulation unit values	$28,060,062	$1,578,234	$3,883,570	$1,727,122	$8,694,278	$590
Retained by AXA Equitable in Separate Account No. 66	10,961	293	170	552	1,245	—

Total net assets	$28,071,023	$1,578,527	$3,883,740	$1,727,674	$8,695,523	$590

Investments in shares of the Portfolios, at cost	$19,173,937	$1,515,284	$3,852,886	$1,573,691	$7,960,528	$567

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*
Assets:
Investments in shares of the Portfolios, at fair value	$485,420	$60,618	$1,742,342	$4,197,470	$8,829,108	$711,702
Receivable for shares of the Portfolios sold	—	49	—	13,360	—	12,435
Receivable for policy-related transactions	220	—	478	—	688	—

Total assets	485,640	60,667	1,742,820	4,210,830	8,829,796	724,137

Liabilities:
Payable for shares of the Portfolios purchased	220	—	470	—	688	—
Payable for policy-related transactions	—	49	—	12,053	—	12,435
Payable for direct operating expenses	68	—	263	544	1,168	113

Total liabilities	288	49	733	12,597	1,856	12,548

Net Assets	$485,352	$60,618	$1,742,087	$4,198,233	$8,827,940	$711,589

Net Assets:
Accumulation unit values	$485,289	$60,531	$1,741,854	$4,191,444	$8,822,944	$711,515
Retained by AXA Equitable in Separate Account No. 66	63	87	233	6,789	4,996	74

Total net assets	$485,352	$60,618	$1,742,087	$4,198,233	$8,827,940	$711,589

Investments in shares of the Portfolios, at cost	$423,251	$59,224	$1,571,591	$3,547,421	$7,064,268	$655,163

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*
Assets:
Investments in shares of the Portfolios, at fair value	$999,207	$6,962,741	$29,417,876	$2,795,009	$9,366,984	$95,442
Receivable for shares of the Portfolios sold	—	—	—	63,171	—	—
Receivable for policy-related transactions	893	912	21,588	—	9,397	1,655

Total assets	1,000,100	6,963,653	29,439,464	2,858,180	9,376,381	97,097

Liabilities:
Payable for shares of the Portfolios purchased	897	914	21,558	—	10,250	1,655
Payable for policy-related transactions	—	—	—	63,170	—	—
Payable for direct operating expenses	137	912	3,983	366	1,245	6

Total liabilities	1,034	1,826	25,541	63,536	11,495	1,661

Net Assets	$999,066	$6,961,827	$29,413,923	$2,794,644	$9,364,886	$95,436

Net Assets:
Accumulation unit values	$997,278	$6,959,108	$29,410,532	$2,794,291	$9,364,886	$95,436
Retained by AXA Equitable in Separate Account No. 66	1,788	2,719	3,391	353	—	—

Total net assets	$999,066	$6,961,827	$29,413,923	$2,794,644	$9,364,886	$95,436

Investments in shares of the Portfolios, at cost	$1,014,369	$5,691,731	$29,529,620	$2,775,142	$9,367,163	$100,410

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	EQ/PIMCO ULTRA SHORT BOND*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Assets:
Investments in shares of the Portfolios, at fair value	$2,295,169	$58,785	$4,492,688	$1,273,940	$1,526,708	$6,935,479
Receivable for shares of the Portfolios sold	—	50	—	—	—	—
Receivable for policy-related transactions	2,504	—	2,887	4,330	150	782

Total assets	2,297,673	58,835	4,495,575	1,278,270	1,526,858	6,936,261

Liabilities:
Payable for shares of the Portfolios purchased	2,508	—	2,895	4,330	150	767
Payable for policy-related transactions	—	50	—	—	—	—
Payable for direct operating expenses	311	—	594	170	172	1,052

Total liabilities	2,819	50	3,489	4,500	322	1,819

Net Assets	$2,294,854	$58,785	$4,492,086	$1,273,770	$1,526,536	$6,934,442

Net Assets:
Accumulation unit values	$2,294,775	$58,734	$4,490,745	$1,272,921	$1,526,381	$6,930,786
Retained by AXA Equitable in Separate Account No. 66	79	51	1,341	849	155	3,656

Total net assets	$2,294,854	$58,785	$4,492,086	$1,273,770	$1,526,536	$6,934,442

Investments in shares of the Portfolios, at cost	$2,336,883	$59,434	$4,558,895	$1,177,741	$1,509,007	$6,104,847

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$1,037,416	$2,124,377	$1,489,529	$2,135,761	$167,377	$2,971,840
Receivable for shares of the Portfolios sold	32	84	111	190	40	—
Receivable for policy-related transactions	—	—	—	—	41	1,234

Total assets	1,037,448	2,124,461	1,489,640	2,135,951	167,458	2,973,074

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	—	1,234
Payable for policy-related transactions	32	80	111	174	—	—
Payable for direct operating expenses	120	386	279	300	128	157

Total liabilities	152	466	390	474	128	1,391

Net Assets	$1,037,296	$2,123,995	$1,489,250	$2,135,477	$167,330	$2,971,683

Net Assets:
Accumulation unit values	$1,037,143	$2,123,423	$1,488,973	$2,135,160	$167,330	$2,971,581
Retained by AXA Equitable in Separate Account No. 66	153	572	277	317	—	102

Total net assets	$1,037,296	$2,123,995	$1,489,250	$2,135,477	$167,330	$2,971,683

Investments in shares of the Portfolios, at cost	$1,050,643	$1,881,505	$1,261,512	$1,810,486	$139,702	$2,841,352

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$4,506,205
Receivable for shares of the Portfolios sold	332
Receivable for policy-related transactions	—

Total assets	4,506,537

Liabilities:
Payable for shares of the Portfolios purchased	—
Payable for policy-related transactions	332
Payable for direct operating expenses	245

Total liabilities	577

Net Assets	$4,505,960

Net Assets:
Accumulation unit values	$4,505,867
Retained by AXA Equitable in Separate Account No. 66	93

Total net assets	$4,505,960

Investments in shares of the Portfolios, at cost	$4,062,457

The accompanying notes are an integral part of these financial statements.

FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held
1290 RETIREMENT 2020	I	36,663
1290 RETIREMENT 2025	I	86,899
1290 RETIREMENT 2030	I	37,169
1290 RETIREMENT 2035	I	50,879
1290 RETIREMENT 2040	I	24,913
1290 RETIREMENT 2045	I	20,842
1290 RETIREMENT 2050	I	23,943
1290 RETIREMENT 2055	I	4,545
1290 RETIREMENT 2060	I	7,720

1290 VT DOUBLELINE DYNAMIC ALLOCATION	IB	7,359

1290 VT EQUITY INCOME	IB	252,531

1290 VT GAMCO MERGERS & ACQUISITIONS	IB	6,713

1290 VT GAMCO SMALL COMPANY VALUE	IB	58,055

1290 VT SOCIALLY RESPONSIBLE	IB	254,208

ALL ASSET GROWTH-ALT 20	IB	11,950

CHARTERSM MULTI-SECTOR BOND	A	12
CHARTERSM MULTI-SECTOR BOND	B	238,651

CHARTERSM SMALL CAP VALUE	B	54

EQ/AB SMALL CAP GROWTH	IA	3,604
EQ/AB SMALL CAP GROWTH	IB	40,580

EQ/AGGRESSIVE ALLOCATION	B	209,628

EQ/BLACKROCK BASIC VALUE EQUITY	IB	279

EQ/CAPITAL GUARDIAN RESEARCH	IB	325,632

EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	42,648

EQ/CONSERVATIVE ALLOCATION	B	201,443

EQ/CONSERVATIVE-PLUS ALLOCATION	B	119,412

EQ/EQUITY 500 INDEX	IA	17,025
EQ/EQUITY 500 INDEX	IB	536,124

EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	88,221

EQ/INTERMEDIATE GOVERNMENT BOND	IA	1
EQ/INTERMEDIATE GOVERNMENT BOND	IB	376,284

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	154,812

EQ/INTERNATIONAL EQUITY INDEX	IA	881,592

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	44

EQ/JANUS ENTERPRISE	IB	23,009

EQ/JPMORGAN VALUE OPPORTUNITIES	IB	3,237

EQ/LARGE CAP GROWTH INDEX	IB	108,069

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	120,109

EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	5,985
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	477,716

EQ/MFS INTERNATIONAL GROWTH	IB	86,342

The accompanying notes are an integral part of these financial statements.

FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Share Class**	Portfolio Shares Held
EQ/MID CAP INDEX	IB	69,356

EQ/MID CAP VALUE MANAGED VOLATILITY	IB	427,143

EQ/MODERATE ALLOCATION	B	2,110,137

EQ/MODERATE-PLUS ALLOCATION	B	252,016

EQ/MONEY MARKET	IA	548
EQ/MONEY MARKET	IB	9,366,383

EQ/PIMCO GLOBAL REAL RETURN	K	9,612

EQ/PIMCO ULTRA SHORT BOND	IB	232,705

EQ/QUALITY BOND PLUS	IA	6,777

EQ/SMALL COMPANY INDEX	IB	409,153

EQ/T. ROWE PRICE GROWTH STOCK	IB	23,546

MULTIMANAGER CORE BOND	IB	152,838

MULTIMANAGER TECHNOLOGY	IB	234,096

TARGET 2015 ALLOCATION	B	119,316
TARGET 2025 ALLOCATION	B	183,828
TARGET 2035 ALLOCATION	B	118,927
TARGET 2045 ALLOCATION	B	167,922
TARGET 2055 ALLOCATION	B	13,251

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	COMMON SHARES	243,394
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO .	COMMON SHARES	105,261

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
1290 RETIREMENT 2020	0.02%	I	$11.45	37
1290 RETIREMENT 2025	0.02%	I	$11.56	88
1290 RETIREMENT 2030	0.02%	I	$11.63	38
1290 RETIREMENT 2035	0.02%	I	$11.67	53
1290 RETIREMENT 2040	0.02%	I	$11.74	26
1290 RETIREMENT 2045	0.02%	I	$11.77	22
1290 RETIREMENT 2050	0.02%	I	$11.82	25
1290 RETIREMENT 2055	0.02%	I	$11.87	5
1290 RETIREMENT 2060	0.02%	I	$11.91	8

1290 VT DOUBLELINE DYNAMIC ALLOCATION	0.02%	IB	$14.78	6

1290 VT EQUITY INCOME	0.02%	IB	$20.14	56

1290 VT GAMCO MERGERS & ACQUISITIONS	0.02%	IB	$13.84	6

1290 VT GAMCO SMALL COMPANY VALUE	0.02%	IB	$34.68	100

1290 VT SOCIALLY RESPONSIBLE	0.02%	IB	$22.19	160

The accompanying notes are an integral part of these financial statements.

FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

ALL ASSET GROWTH-ALT 20	0.02%	IB	$15.74	16

CHARTERSM MULTI-SECTOR BOND	0.02%	B	$11.26	82

CHARTERSM SMALL CAP VALUE	0.00%	B	$381.42	—

EQ/AB SMALL CAP GROWTH	0.05%	IA	$579.80	—
EQ/AB SMALL CAP GROWTH	0.02%	IB	$22.64	30

EQ/AGGRESSIVE ALLOCATION	0.02%	B	$17.52	138

EQ/BLACKROCK BASIC VALUE EQUITY	0.00%	IB	$481.66	—

EQ/CAPITAL GUARDIAN RESEARCH	0.00%	IB	$415.32	—
EQ/CAPITAL GUARDIAN RESEARCH	0.02%	IB	$51.07	167

EQ/CLEARBRIDGE LARGE CAP GROWTH	0.00%	IB	$351.14	—
EQ/CLEARBRIDGE LARGE CAP GROWTH	0.02%	IB	$23.97	20

EQ/CONSERVATIVE ALLOCATION	0.02%	B	$14.06	135

EQ/CONSERVATIVE-PLUS ALLOCATION	0.02%	B	$15.22	76

EQ/EQUITY 500 INDEX	0.05%	IA	$1,020.82	1
EQ/EQUITY 500 INDEX	0.02%	IB	$25.41	1070

EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.00%	IB	$740.67	—
EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.02%	IB	$20.79	76

EQ/INTERMEDIATE GOVERNMENT BOND	0.02%	IB	$12.99	299

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.00%	IB	$185.69	—
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.02%	IB	$16.67	104

EQ/INTERNATIONAL EQUITY INDEX	0.02%	IA	$25.48	333
EQ/INTERNATIONAL EQUITY INDEX	0.05%	IA	$226.24	1

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	0.00%	IB	$197.73	—

EQ/JANUS ENTERPRISE	0.02%	IB	$21.56	23

EQ/JPMORGAN VALUE OPPORTUNITIES	0.00%	IB	$362.21	—

EQ/LARGE CAP GROWTH INDEX	0.02%	IB	$27.52	63

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.00%	IB	$430.24	—
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.02%	IB	$17.93	233

EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.00%	IA	$275.05	—
EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.02%	IB	$25.51	342

EQ/MFS INTERNATIONAL GROWTH	0.02%	IB	$17.46	41

EQ/MID CAP INDEX	0.00%	IB	$323.53	—
EQ/MID CAP INDEX	0.02%	IB	$22.06	45

EQ/MID CAP VALUE MANAGED VOLATILITY	0.00%	IB	$430.51	—
EQ/MID CAP VALUE MANAGED VOLATILITY	0.02%	IB	$33.89	202

EQ/MODERATE ALLOCATION	0.02%	B	$15.41	1909

EQ/MODERATE-PLUS ALLOCATION	0.02%	B	$16.57	169

EQ/MONEY MARKET	0.05%	IA	$180.15	—
EQ/MONEY MARKET	0.02%	IB	$10.30	909

EQ/PIMCO GLOBAL REAL RETURN	0.02%	K	$10.80	9

EQ/PIMCO ULTRA SHORT BOND	0.02%	IB	$12.65	181

The accompanying notes are an integral part of these financial statements.

FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2019

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

EQ/QUALITY BOND PLUS	0.05%	IA	$267.72	—

EQ/SMALL COMPANY INDEX	0.02%	IB	$36.39	123

EQ/T. ROWE PRICE GROWTH STOCK	0.02%	IB	$28.05	45

MULTIMANAGER CORE BOND	0.02%	IB	$11.48	133

MULTIMANAGER TECHNOLOGY	0.02%	IB	$54.57	127

TARGET 2015 ALLOCATION	0.02%	B	$14.92	70
TARGET 2025 ALLOCATION	0.02%	B	$16.41	129
TARGET 2035 ALLOCATION	0.02%	B	$17.24	86
TARGET 2045 ALLOCATION	0.02%	B	$17.65	121
TARGET 2055 ALLOCATION	0.02%	B	$14.21	12

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$11.10	268
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$12.48	361

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***	Variable Investment Options where units outstanding are less than 500 are denoted by a —.

FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$8,431	$19,356	$7,634	$10,711	$4,933	$4,409
Expenses:
Asset-based charges and direct operating expenses	39	148	71	84	30	37

Net Investment Income (Loss)	8,392	19,208	7,563	10,627	4,903	4,372

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(1,799)	1,849	773	151	4,912	91
Net realized gain distribution from the Portfolios	5,405	17,852	1,234	4,311	346	36

Net realized gain (loss)	3,606	19,701	2,007	4,462	5,258	127

Net change in unrealized appreciation (depreciation) of investments	12,212	78,303	50,431	58,402	17,151	29,757

Net Realized and Unrealized Gain (Loss) on Investments	15,818	98,004	52,438	62,864	22,409	29,884

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,210	$117,212	$60,001	$73,491	$27,312	$34,256

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS AND ACQUISITIONS*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$3,898	$982	$1,660	$1,687	$24,331	$3,313
Expenses:
Asset-based charges and direct operating expenses	36	7	2	17	193	17

Net Investment Income (Loss)	3,862	975	1,658	1,670	24,138	3,296

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(1)	59	57	3,880	(35,562)	(1,098)
Net realized gain distribution from the Portfolios	263	46	122	2,726	13,598	1,273

Net realized gain (loss)	262	105	179	6,606	(21,964)	175

Net change in unrealized appreciation (depreciation) of investments	30,890	6,024	2,115	4,289	198,074	2,810

Net Realized and Unrealized Gain (Loss) on Investments	31,152	6,129	2,294	10,895	176,110	2,985

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,014	$7,104	$3,952	$12,565	$200,248	$6,281

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SOCIALLY RESPONSIBLE*	ALL ASSET GROWTH-ALT 20*	CHARTERSM MULTI-SECTOR BOND*	CHARTERSM SMALL CAP VALUE*	EQ/AB SMALL CAP GROWTH*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$19,760	$29,996	$4,036	$19,001	$4	$1,170
Expenses:
Asset-based charges and direct operating expenses	654	639	79	193	—	150

Net Investment Income (Loss)	19,106	29,357	3,957	18,808	4	1,020

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	7,827	98,197	(1,487)	2,047	(2)	(43,726)
Net realized gain distribution from the Portfolios	87,239	54,198	15,305	—	25	68,872

Net realized gain (loss)	95,066	152,395	13,818	2,047	23	25,146

Net change in unrealized appreciation (depreciation) of investments	539,352	634,974	46,910	42,353	182	128,528

Net Realized and Unrealized Gain (Loss) on Investments	634,418	787,369	60,728	44,400	205	153,674

Net Increase (Decrease) in Net Assets Resulting from Operations	$653,524	$816,726	$64,685	$63,208	$209	$154,694

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/AGGRESSIVE ALLOCATION*	EQ/BLACKROCK BASIC VALUE EQUITY*	EQ/CAPITAL GUARDIAN RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE -PLUS ALLOCATION*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$35,093	$121	$44,949	$140	$30,935	$17,897
Expenses:
Asset-based charges and direct operating expenses	467	—	1,625	85	390	260

Net Investment Income (Loss)	34,626	121	43,324	55	30,545	17,637

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	49,908	12,509	495,767	6,900	(2,393)	(12,657)
Net realized gain distribution from the Portfolios	183,108	295	925,321	33,315	39,519	47,704

Net realized gain (loss)	233,016	12,804	1,421,088	40,215	37,126	35,047

Net change in unrealized appreciation (depreciation) of investments .	219,805	(1,371)	744,523	91,548	99,748	104,048

Net Realized and Unrealized Gain (Loss) on Investments	452,821	11,433	2,165,611	131,763	136,874	139,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$487,447	$11,554	$2,208,935	$131,818	$167,419	$156,732

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$411,775	$20,671	$61,218	$32,395	$229,491	$13
Expenses:
Asset-based charges and direct operating expenses	5,550	325	790	325	1,769	—

Net Investment Income (Loss)	406,225	20,346	60,428	32,070	227,722	13

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,226,694	34,515	(7,083)	13,052	232,051	4,306
Net realized gain distribution from the Portfolios	518,729	44,117	—	30,452	—	12

Net realized gain (loss)	1,745,423	78,632	(7,083)	43,504	232,051	4,318

Net change in unrealized appreciation (depreciation) of investments .	4,610,877	253,273	101,037	240,789	1,181,254	3,414

Net Realized and Unrealized Gain (Loss) on Investments	6,356,300	331,905	93,954	284,293	1,413,305	7,732

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,762,525	$352,251	$154,382	$316,363	$1,641,027	$7,745

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$78	$681	$10,040	$16,646	$161,001	$8,172
Expenses:
Asset-based charges and direct operating expenses	116	—	297	753	1,604	150

Net Investment Income (Loss)	(38)	681	9,743	15,893	159,397	8,022

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	65,813	9	15,715	67,858	319,839	(84,298)
Net realized gain distribution from the Portfolios	29,071	750	115,883	319,344	506,066	20,335

Net realized gain (loss)	94,884	759	131,598	387,202	825,905	(63,963)

Net change in unrealized appreciation (depreciation) of investments	142,222	1,398	284,974	648,127	858,700	263,647

Net Realized and Unrealized Gain (Loss) on Investments	237,106	2,157	416,572	1,035,329	1,684,605	199,684

Net Increase (Decrease) in Net Assets Resulting from Operations	$237,068	$2,838	$426,315	$1,051,222	$1,844,002	$207,706

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$10,552	$91,064	$461,358	$42,434	$146,565	$3,433
Expenses:
Asset-based charges and direct operating expenses	168	1,348	5,612	515	1,972	12

Net Investment Income (Loss)	10,384	89,716	455,746	41,919	144,593	3,421

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(4,527)	140,970	37,710	(26,402)	105	2,506
Net realized gain distribution from the Portfolios	38,185	375,754	1,335,898	166,490	450	26

Net realized gain (loss)	33,658	516,724	1,373,608	140,088	555	2,532

Net change in unrealized appreciation (depreciation) of investments	130,992	928,769	2,039,234	266,435	(437)	(4,539)

Net Realized and Unrealized Gain (Loss) on Investments	164,650	1,445,493	3,412,842	406,523	118	(2,007)

Net Increase (Decrease) in Net Assets Resulting from Operations	$175,034	$1,535,209	$3,868,588	$448,442	$144,711	$1,414

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	EQ/PIMCO ULTRA SHORT BOND*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$51,780	$918	$46,562	$—	$28,952	$9,697
Expenses:
Asset-based charges and direct operating expenses	468	8	871	235	276	1,322

Net Investment Income (Loss)	51,312	910	45,691	(235)	28,676	8,375

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(5,147)	2	(54,456)	7,789	(4,064)	283,248
Net realized gain distribution from the Portfolios	—	—	267,193	29,771	12,957	594,149

Net realized gain (loss)	(5,147)	2	212,737	37,560	8,893	877,397

Net change in unrealized appreciation (depreciation) of investments	11,161	(517)	684,401	286,768	55,075	1,173,075

Net Realized and Unrealized Gain (Loss) on Investments	6,014	(515)	897,138	324,328	63,968	2,050,472

Net Increase (Decrease) in Net Assets Resulting from Operations	$57,326	$395	$942,829	$324,093	$92,644	$2,058,847

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$17,390	$33,683	$22,043	$30,583	$2,234	$56,655
Expenses:
Asset-based charges and direct operating expenses	204	420	290	404	32	476

Net Investment Income (Loss)	17,186	33,263	21,753	30,179	2,202	56,179

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(566)	41,808	18,913	11,657	1,063	31,141
Net realized gain distribution from the Portfolios	43,400	76,644	37,450	58,778	—	—

Net realized gain (loss)	42,834	118,452	56,363	70,435	1,063	31,141

Net change in unrealized appreciation (depreciation) of investments	77,998	220,514	204,706	324,822	32,766	92,579

Net Realized and Unrealized Gain (Loss) on Investments	120,832	338,966	261,069	395,257	33,829	123,720

Net Increase (Decrease) in Net Assets Resulting from Operations	$138,018	$372,229	$282,822	$425,436	$36,031	$179,899

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2019

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$50,868
Expenses:
Asset-based charges and direct operating expenses	715

Net Investment Income (Loss)	50,153

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	25,988
Net realized gain distribution from the Portfolios	91,077

Net realized gain (loss)	117,065

Net change in unrealized appreciation (depreciation) of investments	733,794

Net Realized and Unrealized Gain (Loss) on Investments	850,859

Net Increase (Decrease) in Net Assets Resulting from Operations	$901,012

The accompanying notes are an integral part of these financial statements.

FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2020* (a)		1290 RETIREMENT 2025* (a)		1290 RETIREMENT 2030* (a)
	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$8,392	$1,052	$19,208	$7,319	$7,563	$2,899
Net realized gain (loss)	3,606	300	19,701	109	2,007	654
Net change in unrealized appreciation (depreciation) of investments	12,212	(4,678)	78,303	(31,580)	50,431	(11,295)

Net increase (decrease) in net assets resulting from operations	24,210	(3,326)	117,212	(24,152)	60,001	(7,742)

From Contractowners Transactions:
Payments received from contractowners	20,199	7,509	32,525	9,762	46,301	9,300
Transfers between Variable Investment Options including guaranteed interest account, net	342,378	70,447	401,391	589,194	172,406	168,115
Redemptions for contract benefits and terminations	(40,796)	(513)	(90,672)	(15,839)	—	—
Contract maintenance charges	(992)	(80)	(4,755)	(1,535)	(2,570)	(575)

Net increase (decrease) in net assets resulting from contractowners transactions	320,789	77,363	338,489	581,582	216,137	176,840

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	—	—	9	—	—

Net Increase (Decrease) in Net Assets	344,999	74,037	455,701	557,439	276,138	169,098
Net Assets — Beginning of Year or Period	74,037	—	557,439	—	169,098	—

Net Assets — End of Year or Period	$419,036	$74,037	$1,013,140	$557,439	$445,236	$169,098

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2035* (a)		1290 RETIREMENT 2040* (a)		1290 RETIREMENT 2045* (a)
	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$10,627	$3,611	$4,903	$1,081	$4,372	$2,016
Net realized gain (loss)	4,462	383	5,258	(64)	127	326
Net change in unrealized appreciation (depreciation) of investments	58,402	(17,163)	17,151	(5,104)	29,757	(10,594)

Net increase (decrease) in net assets resulting from operations	73,491	(13,169)	27,312	(4,087)	34,256	(8,252)

From Contractowners Transactions:
Payments received from contractowners	134,919	74,831	244,628	22,008	99,918	13,459
Transfers between Variable Investment Options including guaranteed interest account, net	155,070	198,819	27,712	70,293	7,033	115,317
Redemptions for contract benefits and terminations	(5,636)	(44)	(69,000)	(13,000)	(1,894)	—
Contract maintenance charges	(2,926)	(797)	(1,117)	(75)	(1,389)	(447)

Net increase (decrease) in net assets resulting from contractowners transactions	281,427	272,809	202,223	79,226	103,668	128,329

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	5	—	—	—	—

Net Increase (Decrease) in Net Assets	354,918	259,645	229,535	75,139	137,924	120,077
Net Assets — Beginning of Year or Period	259,645	—	75,139	—	120,077	—

Net Assets — End of Year or Period	$614,563	$259,645	$304,674	$75,139	$258,001	$120,077

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 RETIREMENT 2050* (a)		1290 RETIREMENT 2055* (a)		1290 RETIREMENT 2060* (a)
	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$3,862	$2,376	$975	$350	$1,658	$65
Net realized gain (loss)	262	610	105	82	179	12
Net change in unrealized appreciation (depreciation) of investments	30,890	(10,298)	6,024	(1,786)	2,115	(310)

Net increase (decrease) in net assets resulting from operations	35,014	(7,312)	7,104	(1,354)	3,952	(233)

From Contractowners Transactions:
Payments received from contractowners	69,285	13,069	32,611	3,799	12,229	2,193
Transfers between Variable Investment Options including guaranteed interest account, net	67,925	122,518	2,214	15,709	80,331	1,702
Redemptions for contract benefits and terminations	—	—	(2,492)	—	(2,396)	—
Contract maintenance charges	(1,533)	(660)	(381)	(85)	(112)	(15)

Net increase (decrease) in net assets resulting from contractowners transactions	135,677	134,927	31,952	19,423	90,052	3,880

Net Increase (Decrease) in Net Assets	170,691	127,615	39,056	18,069	94,004	3,647

Net Assets — Beginning of Year or Period	127,615	—	18,069	—	3,647	—

Net Assets — End of Year or Period	$298,306	$127,615	$57,125	$18,069	$97,651	$3,647

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 VT DOUBLELINE DYNAMIC ALLOCATION*		1290 VT EQUITY INCOME*		1290 VT GAMCO MERGERS AND ACQUISITIONS*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$1,670	$1,124	$24,138	$17,928	$3,296	$926
Net realized gain (loss)	6,606	1,590	(21,964)	246,798	175	3,415
Net change in unrealized appreciation (depreciation) of investments	4,289	(5,400)	198,074	(363,514)	2,810	(7,834)

Net increase (decrease) in net assets resulting from operations	12,565	(2,686)	200,248	(98,788)	6,281	(3,493)

From Contractowners Transactions:
Payments received from contractowners	13,578	30,317	77,890	83,885	16,700	13,837
Transfers between Variable Investment Options including guaranteed interest account, net	(257)	2,858	77,317	285,716	(1,604)	(9,947)
Redemptions for contract benefits and terminations	(3,402)	(2,454)	(10,809)	(81,865)	(1,214)	(54,385)
Contract maintenance charges	(657)	(485)	(6,269)	(4,634)	(582)	(688)

Net increase (decrease) in net assets resulting from contractowners transactions	9,262	30,236	138,129	283,102	13,300	(51,183)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	—	—	11	—	—

Net Increase (Decrease) in Net Assets	21,827	27,550	338,377	184,325	19,581	(54,676)
Net Assets — Beginning of Year or Period	65,580	38,030	793,745	609,420	61,334	116,010

Net Assets — End of Year or Period	$87,407	$65,580	$1,132,122	$793,745	$80,915	$61,334

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	1290 VT GAMCO SMALL COMPANY VALUE*		1290 VT SOCIALLY RESPONSIBLE*		ALL ASSET GROWTH-ALT 20*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$19,106	$18,115	$29,357	$27,869	$3,957	$7,247
Net realized gain (loss)	95,066	239,114	152,395	200,573	13,818	42,082
Net change in unrealized appreciation (depreciation) of investments	539,352	(783,240)	634,974	(344,943)	46,910	(81,022)

Net increase (decrease) in net assets resulting from operations	653,524	(526,011)	816,726	(116,501)	64,685	(31,693)

From Contractowners Transactions:
Payments received from contractowners	206,907	402,561	294,144	160,457	64,328	79,167
Transfers between Variable Investment Options including guaranteed interest account, net	19,641	(67,818)	(181,870)	(125,134)	(201,079)	(113,790)
Redemptions for contract benefits and terminations	(227,940)	(381,254)	(74,206)	(193,587)	(53,264)	(41,656)
Contract maintenance charges	(20,542)	(23,189)	(19,080)	(19,466)	(2,925)	(3,163)

Net increase (decrease) in net assets resulting from contractowners transactions	(21,934)	(69,700)	18,988	(177,730)	(192,940)	(79,442)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	50	—	45	—	8

Net Increase (Decrease) in Net Assets	631,590	(595,661)	835,714	(294,186)	(128,255)	(111,127)
Net Assets — Beginning of Year or Period	2,845,505	3,441,166	2,711,322	3,005,508	378,163	489,290

Net Assets — End of Year or Period	$3,477,095	$2,845,505	$3,547,036	$2,711,322	$249,908	$378,163

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	CHARTERSM MULTI-SECTOR BOND*		CHARTERSM SMALL CAP VALUE*		EQ/AB SMALL CAP GROWTH*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$18,808	$20,624	$4	$10	$1,020	$694
Net realized gain (loss)	2,047	(4,797)	23	3,822	25,146	151,994
Net change in unrealized appreciation (depreciation) of investments	42,353	(21,520)	182	(3,465)	128,528	(219,562)

Net increase (decrease) in net assets resulting from operations	63,208	(5,693)	209	367	154,694	(66,874)

From Contractowners Transactions:
Payments received from contractowners	71,930	78,224	846	437	67,790	63,851
Transfers between Variable Investment Options including guaranteed interest account, net	16,552	(88,372)	—	(14,191)	10,663	28,143
Redemptions for contract benefits and terminations	(143,498)	(58,640)	(774)	—	(43,911)	(47,952)
Contract maintenance charges	(5,789)	(5,793)	(1)	(126)	(4,512)	(4,440)

Net increase (decrease) in net assets resulting from contractowners transactions	(60,805)	(74,581)	71	(13,880)	30,030	39,602

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	12	—	6	—	6

Net Increase (Decrease) in Net Assets	2,403	(80,262)	280	(13,507)	184,724	(27,266)
Net Assets — Beginning of Year or Period	920,294	1,000,556	699	14,206	551,711	578,977

Net Assets — End of Year or Period	$922,697	$920,294	$979	$699	$736,435	$551,711

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/AGGRESSIVE ALLOCATION*		EQ/BLACKROCK BASIC VALUE EQUITY*		EQ/CAPITAL GUARDIAN RESEARCH*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$34,626	$34,404	$121	$1,220	$43,324	$43,919
Net realized gain (loss)	233,016	212,245	12,804	15,036	1,421,088	1,738,846
Net change in unrealized appreciation (depreciation) of investments	219,805	(412,606)	(1,371)	(21,417)	744,523	(2,108,085)

Net increase (decrease) in net assets resulting from operations	487,447	(165,957)	11,554	(5,161)	2,208,935	(325,320)

From Contractowners Transactions:
Payments received from contractowners	333,548	279,756	3,131	3,554	364,736	357,078
Transfers between Variable Investment Options including guaranteed interest account, net	(187,099)	(79,721)	(57,585)	(22,613)	(245,513)	42,572
Redemptions for contract benefits and terminations	(208,471)	(1,024,781)	(17,186)	—	(697,242)	(1,258,215)
Contract maintenance charges	(15,965)	(16,345)	(594)	(941)	(49,269)	(50,191)

Net increase (decrease) in net assets resulting from contractowners transactions	(77,987)	(841,091)	(72,234)	(20,000)	(627,288)	(908,756)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	33	—	—	—	123

Net Increase (Decrease) in Net Assets	409,460	(1,007,015)	(60,680)	(25,161)	1,581,647	(1,233,953)
Net Assets — Beginning of Year or Period	2,001,143	3,008,158	67,238	92,399	6,954,178	8,188,131

Net Assets — End of Year or Period	$2,410,603	$2,001,143	$6,558	$67,238	$8,535,825	$6,954,178

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/CLEARBRIDGE LARGE CAP GROWTH*		EQ/CONSERVATIVE ALLOCATION*		EQ/CONSERVATIVE-PLUS ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$55	$679	$30,545	$28,018	$17,637	$17,906
Net realized gain (loss)	40,215	78,368	37,126	30,039	35,047	41,699
Net change in unrealized appreciation (depreciation) of investments	91,548	(70,987)	99,748	(87,356)	104,048	(105,361)

Net increase (decrease) in net assets resulting from operations	131,818	8,060	167,419	(29,299)	156,732	(45,756)

From Contractowners Transactions:
Payments received from contractowners	69,974	87,040	97,464	116,348	83,836	106,427
Transfers between Variable Investment Options including guaranteed interest account, net	12,579	(142,518)	(25,677)	(220,373)	46,417	195,450
Redemptions for contract benefits and terminations	(53,191)	(37,465)	(156,679)	(174,532)	(280,317)	(30,717)
Contract maintenance charges	(3,744)	(3,927)	(12,532)	(13,618)	(8,679)	(7,234)

Net increase (decrease) in net assets resulting from contractowners transactions	25,618	(96,870)	(97,424)	(292,175)	(158,743)	263,926

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	4	—	28	(131)	48

Net Increase (Decrease) in Net Assets	157,436	(88,806)	69,995	(321,446)	(2,142)	218,218
Net Assets — Beginning of Year or Period	397,631	486,437	1,825,895	2,147,341	1,165,006	946,788

Net Assets — End of Year or Period	$555,067	$397,631	$1,895,890	$1,825,895	$1,162,864	$1,165,006

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/EQUITY 500 INDEX*		EQ/GLOBAL EQUITY MANAGED VOLATILITY*		EQ/INTERMEDIATE GOVERNMENT BOND*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$406,225	$354,673	$20,346	$17,405	$60,428	$55,452
Net realized gain (loss)	1,745,423	2,422,101	78,632	274,585	(7,083)	(27,914)
Net change in unrealized appreciation (depreciation) of investments	4,610,877	(3,877,097)	253,273	(503,906)	101,037	8,133

Net increase (decrease) in net assets resulting from operations	6,762,525	(1,100,323)	352,251	(211,916)	154,382	35,671

From Contractowners Transactions:
Payments received from contractowners	1,235,788	1,702,738	119,440	151,130	197,449	253,203
Transfers between Variable Investment Options including guaranteed interest account, net	41,030	(803,740)	(95,413)	(70,625)	168,975	343,768
Redemptions for contract benefits and terminations	(2,321,007)	(2,835,647)	(237,799)	(324,282)	(947,255)	(352,094)
Contract maintenance charges	(154,188)	(157,836)	(10,751)	(12,078)	(24,803)	(25,387)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,198,377)	(2,094,485)	(224,523)	(255,855)	(605,634)	219,490

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	(491)	372	—	26	—	68

Net Increase (Decrease) in Net Assets	5,563,657	(3,194,436)	127,728	(467,745)	(451,252)	255,229
Net Assets — Beginning of Year or Period	22,507,366	25,701,802	1,450,799	1,918,544	4,334,992	4,079,763

Net Assets — End of Year or Period	$28,071,023	$22,507,366	$1,578,527	$1,450,799	$3,883,740	$4,334,992

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*		EQ/INTERNATIONAL EQUITY INDEX*		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$32,070	$27,686	$227,722	$212,911	$13	$975
Net realized gain (loss)	43,504	61,572	232,051	195,661	4,318	1,225
Net change in unrealized appreciation (depreciation) of investments	240,789	(337,939)	1,181,254	(1,823,431)	3,414	(12,795)

Net increase (decrease) in net assets resulting from operations	316,363	(248,681)	1,641,027	(1,414,859)	7,745	(10,595)

From Contractowners Transactions:
Payments received from contractowners	116,928	119,445	516,030	618,163	2,252	2,712
Transfers between Variable Investment Options including guaranteed interest account, net	(17,924)	(123,428)	(16,814)	135,743	(44,390)	(10,260)
Redemptions for contract benefits and terminations	(88,001)	(210,684)	(1,109,267)	(1,474,749)	(12,803)	—
Contract maintenance charges	(10,284)	(11,382)	(51,231)	(59,381)	(399)	(645)

Net increase (decrease) in net assets resulting from contractowners transactions	719	(226,049)	(661,282)	(780,224)	(55,340)	(8,193)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	22	—	126	—	—

Net Increase (Decrease) in Net Assets	317,082	(474,708)	979,745	(2,194,957)	(47,595)	(18,788)
Net Assets — Beginning of Year or Period	1,410,592	1,885,300	7,715,778	9,910,735	48,185	66,973

Net Assets — End of Year or Period	$1,727,674	$1,410,592	$8,695,523	$7,715,778	$590	$48,185

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/JANUS ENTERPRISE*		EQ/JPMORGAN VALUE OPPORTUNITIES*(a)		EQ/LARGE CAP GROWTH INDEX*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$(38)	$(95)	$681	$1	$9,743	$8,538
Net realized gain (loss)	94,884	62,730	759	7	131,598	244,515
Net change in unrealized appreciation (depreciation) of investments	142,222	(103,397)	1,398	(20)	284,974	(265,352)

Net increase (decrease) in net assets resulting from operations	237,068	(40,762)	2,838	(12)	426,315	(12,299)

From Contractowners Transactions:
Payments received from contractowners	59,559	99,357	175	—	157,946	249,232
Transfers between Variable Investment Options including guaranteed interest account, net	(26,501)	647,330	57,585	—	(2,569)	41,956
Redemptions for contract benefits and terminations	(721,050)	(44,932)	—	—	(27,659)	(677,032)
Contract maintenance charges	(3,554)	(3,112)	(48)	—	(9,611)	(10,498)

Net increase (decrease) in net assets resulting from contractowners transactions	(691,546)	698,643	57,712	—	118,107	(396,342)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	18	—	(1)	—	24

Net Increase (Decrease) in Net Assets	(454,478)	657,899	60,550	(13)	544,422	(408,617)
Net Assets — Beginning of Year or Period	939,830	281,931	68	81	1,197,665	1,606,282

Net Assets — End of Year or Period	$485,352	$939,830	$60,618	$68	$1,742,087	$1,197,665

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*		EQ/LARGE CAP VALUE MANAGED VOLATILITY*(a)		EQ/MFS INTERNATIONAL GROWTH*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$15,893	$16,112	$159,397	$215,237	$8,022	$9,880
Net realized gain (loss)	387,202	851,572	825,905	1,210,240	(63,963)	105,411
Net change in unrealized appreciation (depreciation) of investments	648,127	(935,635)	858,700	(2,270,626)	263,647	(212,065)

Net increase (decrease) in net assets resulting from operations	1,051,222	(67,951)	1,844,002	(845,149)	207,706	(96,774)

From Contractowners Transactions:
Payments received from contractowners	207,966	190,609	313,998	458,678	91,127	119,542
Transfers between Variable Investment Options including guaranteed interest account, net	116,792	(428,581)	(86,123)	(621,698)	10,439	329,903
Redemptions for contract benefits and terminations	(227,477)	(780,124)	(848,324)	(1,018,854)	(604,392)	(116,128)
Contract maintenance charges	(23,647)	(25,646)	(47,947)	(53,297)	(4,665)	(5,647)

Net increase (decrease) in net assets resulting from contractowners transactions	73,634	(1,043,742)	(668,396)	(1,235,171)	(507,491)	327,670

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	58	—	122	—	16

Net Increase (Decrease) in Net Assets	1,124,856	(1,111,635)	1,175,606	(2,080,198)	(299,785)	230,912
Net Assets — Beginning of Year or Period	3,073,377	4,185,012	7,652,334	9,732,532	1,011,374	780,462

Net Assets — End of Year or Period	$4,198,233	$3,073,377	$8,827,940	$7,652,334	$711,589	$1,011,374

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/MID CAP INDEX*		EQ/MID CAP VALUE MANAGED VOLATILITY*		EQ/MODERATE ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$10,384	$7,898	$89,716	$84,137	$455,746	$402,990
Net realized gain (loss)	33,658	73,025	516,724	957,777	1,373,608	1,178,578
Net change in unrealized appreciation (depreciation) of investments	130,992	(166,858)	928,769	(1,964,810)	2,039,234	(2,801,165)

Net increase (decrease) in net assets resulting from operations	175,034	(85,935)	1,535,209	(922,896)	3,868,588	(1,219,597)

From Contractowners Transactions:
Payments received from contractowners	124,239	171,451	253,731	254,197	4,347,080	3,701,295
Transfers between Variable Investment Options including guaranteed interest account, net	74,202	(179,053)	(30,054)	(400,460)	12,036	(262,231)
Redemptions for contract benefits and terminations	(10,676)	(120,255)	(649,756)	(959,922)	(2,901,439)	(2,197,177)
Contract maintenance charges	(5,347)	(5,824)	(39,349)	(43,866)	(195,487)	(179,921)

Net increase (decrease) in net assets resulting from contractowners transactions	182,418	(133,681)	(465,428)	(1,150,051)	1,262,190	1,061,966

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	13	—	104	—	394

Net Increase (Decrease) in Net Assets	357,452	(219,603)	1,069,781	(2,072,843)	5,130,778	(157,237)
Net Assets — Beginning of Year or Period	641,614	861,217	5,892,046	7,964,889	24,283,145	24,440,382

Net Assets — End of Year or Period	$999,066	$641,614	$6,961,827	$5,892,046	$29,413,923	$24,283,145

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/MODERATE-PLUS ALLOCATION*		EQ/MONEY MARKET*		EQ/PIMCO GLOBAL REAL RETURN*(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$41,919	$37,601	$144,593	$125,118	$3,421	$500
Net realized gain (loss)	140,088	116,141	555	183	2,532	—
Net change in unrealized appreciation (depreciation) of investments	266,435	(315,247)	(437)	301	(4,539)	(429)

Net increase (decrease) in net assets resulting from operations	448,442	(161,505)	144,711	125,602	1,414	71

From Contractowners Transactions:
Payments received from contractowners	455,407	405,706	685,167	797,458	11,123	1,460
Transfers between Variable Investment Options including guaranteed interest account, net	(110,218)	22,451	(110,273)	622,856	57,481	24,581
Redemptions for contract benefits and terminations	(168,148)	(209,381)	(1,128,603)	(2,309,323)	(296)	—
Contract maintenance charges	(18,338)	(16,892)	(62,490)	(66,614)	(379)	(19)

Net increase (decrease) in net assets resulting from contractowners transactions	158,703	201,884	(616,199)	(955,623)	67,929	26,022

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	37	384	791	—	—

Net Increase (Decrease) in Net Assets	607,145	40,416	(471,104)	(829,230)	69,343	26,093
Net Assets — Beginning of Year or Period	2,187,499	2,147,083	9,835,990	10,665,220	26,093	—

Net Assets — End of Year or Period	$2,794,644	$2,187,499	$9,364,886	$9,835,990	$95,436	$26,093

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/PIMCO ULTRA SHORT BOND*		EQ/QUALITY BOND PLUS*		EQ/SMALL COMPANY INDEX*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$51,312	$43,540	$910	$116	$45,691	$42,795
Net realized gain (loss)	(5,147)	36,622	2	(2)	212,737	395,494
Net change in unrealized appreciation (depreciation) of investments	11,161	(57,857)	(517)	(111)	684,401	(909,264)

Net increase (decrease) in net assets resulting from operations	57,326	22,305	395	3	942,829	(470,975)

From Contractowners Transactions:
Payments received from contractowners	139,197	144,019	175	—	237,741	330,001
Transfers between Variable Investment Options including guaranteed interest account, net	15,250	(81,242)	51,371	—	(296,816)	(341,421)
Redemptions for contract benefits and terminations	(131,955)	(220,069)	—	—	(216,037)	(507,933)
Contract maintenance charges	(12,610)	(13,679)	(130)	(90)	(27,097)	(31,032)

Net increase (decrease) in net assets resulting from contractowners transactions	9,882	(170,971)	51,416	(90)	(302,209)	(550,385)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	41	—	—	—	69

Net Increase (Decrease) in Net Assets	67,208	(148,625)	51,811	(87)	640,620	(1,021,291)
Net Assets — Beginning of Year or Period	2,227,646	2,376,271	6,974	7,061	3,851,466	4,872,757

Net Assets — End of Year or Period	$2,294,854	$2,227,646	$58,785	$6,974	$4,492,086	$3,851,466

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	EQ/T. ROWE PRICE GROWTH STOCK*		MULTIMANAGER CORE BOND*		MULTIMANAGER TECHNOLOGY*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$(235)	$(205)	$28,676	$29,135	$8,375	$8,558
Net realized gain (loss)	37,560	133,782	8,893	(3,822)	877,397	1,495,237
Net change in unrealized appreciation (depreciation) of investments	286,768	(178,632)	55,075	(28,560)	1,173,075	(1,269,124)

Net increase (decrease) in net assets resulting from operations	324,093	(45,055)	92,644	(3,247)	2,058,847	234,671

From Contractowners Transactions:
Payments received from contractowners	147,339	136,653	127,771	154,407	298,607	312,215
Transfers between Variable Investment Options including guaranteed interest account, net	(14,667)	247,320	249,012	(23,989)	(152,296)	(757,730)
Redemptions for contract benefits and terminations	(301,273)	(85,383)	(69,866)	(17,162)	(1,030,259)	(845,616)
Contract maintenance charges	(7,855)	(7,140)	(8,275)	(6,789)	(37,845)	(41,439)

Net increase (decrease) in net assets resulting from contractowners transactions	(176,456)	291,450	298,642	106,467	(921,793)	(1,332,570)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	20	185	18	—	100

Net Increase (Decrease) in Net Assets	147,637	246,415	391,471	103,238	1,137,054	(1,097,799)
Net Assets — Beginning of Year or Period	1,126,133	879,718	1,135,065	1,031,827	5,797,388	6,895,187

Net Assets — End of Year or Period	$1,273,770	$1,126,133	$1,526,536	$1,135,065	$6,934,442	$5,797,388

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	TARGET 2015 ALLOCATION*		TARGET 2025 ALLOCATION*		TARGET 2035 ALLOCATION*
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$17,186	$16,834	$33,263	$37,179	$21,753	$21,984
Net realized gain (loss)	42,834	72,434	118,452	161,887	56,363	123,264
Net change in unrealized appreciation (depreciation) of investments	77,998	(126,919)	220,514	(329,784)	204,706	(243,644)

Net increase (decrease) in net assets resulting from operations	138,018	(37,651)	372,229	(130,718)	282,822	(98,396)

From Contractowners Transactions:
Payments received from contractowners	—	30,728	—	209,421	71	204,549
Transfers between Variable Investment Options including guaranteed interest account, net	—	(287,102)	—	(1,106,992)	(2,556)	(796,897)
Redemptions for contract benefits and terminations	(25,092)	(211,247)	(371,776)	(396,843)	(118,456)	(226,985)
Contract maintenance charges	(6,178)	(8,334)	(14,198)	(20,264)	(10,418)	(13,865)

Net increase (decrease) in net assets resulting from contractowners transactions	(31,270)	(475,955)	(385,974)	(1,314,678)	(131,359)	(833,198)

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	—	—	36	—	24

Net Increase (Decrease) in Net Assets	106,748	(513,606)	(13,745)	(1,445,360)	151,463	(931,570)
Net Assets — Beginning of Year or Period	930,548	1,444,154	2,137,740	3,583,100	1,337,787	2,269,357

Net Assets — End of Year or Period	$1,037,296	$930,548	$2,123,995	$2,137,740	$1,489,250	$1,337,787

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	TARGET 2045 ALLOCATION*		TARGET 2055 ALLOCATION*		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(a)
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$30,179	$28,616	$2,202	$2,155	$56,179	$(179)
Net realized gain (loss)	70,435	71,648	1,063	17,820	31,141	538
Net change in unrealized appreciation (depreciation) of investments	324,822	(259,006)	32,766	(32,877)	92,579	37,909

Net increase (decrease) in net assets resulting from operations	425,436	(158,742)	36,031	(12,902)	179,899	38,268

From Contractowners Transactions:
Payments received from contractowners	(136)	160,628	—	47,653	88,591	19,987
Transfers between Variable Investment Options including guaranteed interest account, net	(30,665)	269,890	—	(90,867)	1,246,068	1,980,235
Redemptions for contract benefits and terminations	(40,336)	(315,574)	(3,585)	(31,563)	(555,271)	(8,144)
Contract maintenance charges	(13,831)	(14,737)	(1,310)	(1,724)	(13,200)	(4,782)

Net increase (decrease) in net assets resulting from contractowners transactions	(84,968)	100,207	(4,895)	(76,501)	766,188	1,987,296

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	—	30	(11)	5	—	32

Net Increase (Decrease) in Net Assets	340,468	(58,505)	31,125	(89,398)	946,087	2,025,596
Net Assets — Beginning of Year or Period	1,795,009	1,853,514	136,205	225,603	2,025,596	—

Net Assets — End of Year or Period	$2,135,477	$1,795,009	$167,330	$136,205	$2,971,683	$2,025,596

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)	Units were made available on May 15, 2018.

FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2019 AND 2018

	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(a)
	2019	2018
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss)	$50,153	$(295)
Net realized gain (loss)	117,065	15,835
Net change in unrealized appreciation (depreciation) of investments	733,794	(290,046)

Net increase (decrease) in net assets resulting from operations	901,012	(274,506)

From Contractowners Transactions:
Payments received from contractowners	300,673	192,915
Transfers between Variable Investment Options including guaranteed interest account, net	948,015	2,745,225
Redemptions for contract benefits and terminations	(269,530)	(9,062)
Contract maintenance charges	(20,531)	(8,298)

Net increase (decrease) in net assets resulting from contractowners transactions	958,627	2,920,780

Net increase (decrease) in amount retained by AXA in Separate Account No. 66	(15)	62

Net Increase (Decrease) in Net Assets	1,859,624	2,646,336
Net Assets — Beginning of Year or Period	2,646,336	—

Net Assets — End of Year or Period	$4,505,960	$2,646,336

The accompanying notes are an integral part of these financial statements.

(a)	Units were made available on May 15, 2018.

FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements

December 31, 2019

1.	Organization

Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the “Funds” or “Accounts”) of AXA Equitable Life Insurance Company (“AXA Equitable”), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus (“EPP”), Members Retirement Program (“MRP”), and Retirement Investment Account (“RIA”) (collectively, “the Plans”). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 56 Variable Investment Options. The Account invests in shares of mutual funds of 1290 Funds, AXA Premier VIP Trust (“VIP”), EQ Advisors Trust (“EQAT”), and Vanguard Funds (collectively “the Trusts”). The Trusts are open-end investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, “the Trusts” refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2019, a Statement of Operations for the year ended December 31, 2019, a Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, and a Portfolio of Investments as of December 31, 2019. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

RIA	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund

MRP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Growth Equity Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund

EPP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund

Institutional	Pooled Separate Account Funds**
Separate Account No. 10	Balanced Account
Separate Account No. 4	Growth Stock Account
Separate Account No. 3	Mid Cap Growth Stock Account

FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

1.	Organization (Continued)

Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2019, a Statement of Operations for the year ended December 31, 2019, and a Statement of Changes in Net Assets for the years or periods ended December 31, 2019 and 2018, except as otherwise indicated below:

Separate Account No. 66:

RIA	AXA Premier VIP Trust*
CharterSM Multi-Sector Bond
CharterSM Small Cap Value
EQ Advisors Trust*
	1290 VT Socially Responsible	EQ/Large Cap Growth Index
	EQ/AB Small Cap Growth(1)	EQ/Large Cap Growth Managed Volatility(7)
	EQ/BlackRock Basic Value Equity	EQ/Large Cap Value Managed Volatility(8)
	EQ/Capital Guardian Research	EQ/Mid Cap Index
	EQ/ClearBridge Large Cap Growth(2)	EQ/Mid Cap Value Managed Volatility(9)
	EQ/Equity 500 Index	EQ/Money Market EQ/Global
	Equity Managed Volatility(3)	EQ/Quality Bond PLUS
	EQ/Intermediate Government Bond	EQ/T. Rowe Price Growth Stock
	EQ/International Core Managed Volatility(4)	Multimanager Technology
EQ/International Equity Index
EQ/International Value Managed Volatility(5)
EQ/JPMorgan Value Opportunities
EQ/Large Cap Core Managed Volatility(6)(16)
MRP	1290 Funds
	1290 Retirement 2020	1290 VT Socially Responsible
	1290 Retirement 2025	All Asset Growth - Alt 20
	1290 Retirement 2030	EQ/AB Small Cap Growth(1)
	1290 Retirement 2035	EQ/Capital Guardian Research
	1290 Retirement 2040	EQ/ClearBridge Large Cap Growth(2)
	1290 Retirement 2045	EQ/Equity 500 Index
	1290 Retirement 2050	EQ/Global Equity Managed Volatility(3)
	1290 Retirement 2055	EQ/Intermediate Government Bond
	1290 Retirement 2060	EQ/International Core Managed Volatility(4)
EQ/International Equity Index
EQ/Janus Enterprise(15)
	AXA Premier VIP Trust*	EQ/Large Cap Growth Index
	CharterSM Multi-Sector Bond	EQ/Large Cap Growth Managed Volatility(7)
	EQ/Aggressive Allocation(10)	EQ/Large Cap Value Managed Volatility(8)
	EQ/Conservative Allocation(11)	EQ/MFS International Growth
	EQ/Conservative-Plus Allocation(12)	EQ/Mid Cap Index
	EQ/Moderate Allocation(13)	EQ/Mid Cap Value Managed Volatility(9)
	EQ/Moderate-Plus Allocation(14)	EQ/Money Market
	Target 2015 Allocation	EQ/PIMCO Global Real Return
	Target 2025 Allocation	EQ/PIMCO Ultra Short Bond
	Target 2035 Allocation	EQ/Small Company Index
	Target 2045 Allocation	EQ/T. Rowe Price Growth Stock
	Target 2055 Allocation	Multimanager Core Bond
Multimanager Technology
	EQ Advisors Trust*	Vanguard
	1290 VT DoubleLine Dynamic Allocation	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
1290 VT Equity Income
	1290 VT GAMCO Mergers and Acquisitions	Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
1290 VT GAMCO Small Company Value

*	An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
**	As defined in the respective Prospectus of the Plans.

(1)	Formerly known as AXA/AB Small Cap Growth.
(2)	Formerly known as AXA/ClearBridge Large Cap Growth.
(3)	Formerly known as AXA Global Equity Managed Volatility.
(4)	Formerly known as AXA International Core Managed Volatility.
(5)	Formerly known as AXA International Value Managed Volatility.
(6)	Formerly known as AXA Large Cap Core Managed Volatility.
(7)	Formerly known as AXA Large Cap Growth Managed Volatility.
(8)	Formerly known as AXA Large Cap Value Managed Volatility.

FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

1.	Organization (Concluded)

(9)	Formerly known as AXA Mid Cap Value Managed Volatility.
(10)	Formerly known as AXA Aggressive Allocation.
(11)	Formerly known as AXA Conservative Allocation.
(12)	Formerly known as AXA Conservative-Plus Allocation.
(13)	Formerly known as AXA Moderate Allocation.
(14)	Formerly known as AXA Moderate-Plus Allocation.
(15)	Formerly known as AXA/Janus Enterprise.
(16)	The account had no units at December 31, 2019 and 2018, thus the fund is excluded from all other sections of the financial statements.

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable’s other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts’ assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract (“Contracts”) in connection with retirement savings on a tax-deferred basis.

The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account (“General Account”). AXA Equitable’s General Account is subject to creditor rights.

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

On April 15, 2019, the contracts of Separate Account No. 3 effected a 10 for 1 share split. Consequently, the share split increased the units outstanding by a split factor of 10:1 and with a corresponding decrease in unit value per share. This transition did not impact the net assets of the contracts. The per share data presented in Notes 7 and 8 have been retroactively adjusted to reflect this share split.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Adoption of New Accounting Pronouncements:

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement. Amendments in this ASU impact the fair value disclosure requirements, including the removal, modification and addition to existing disclosure requirements. The new standard is effective for fiscal years beginning after December 15, 2019, however early adoption is permitted, with the option to early adopt amendments to remove or modify disclosures, with full adoption of additional disclosure requirements delayed until the stated effective date. AXA Equitable elected to early adopt during 2019 the removed disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements, and will delay adoption of the additional disclosures until their effective date on January 1, 2020.

Accounting policies specific to Separate Accounts No. 10, 4 and 3:

Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by AXA Equitable’s investment officers.

FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable’s investment officers.

Investment Transactions:

Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under “Realized and Unrealized Gain (Loss) on Investments” in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

Futures and Forward Contracts:

Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account’s securities against anticipated future changes in interest rates that might adversely affect the value of an Account’s securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures

FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2019, the average monthly notional value of futures contracts held in Separate Account No. 4 was $762,712. All futures contracts were related to equity contracts. For the year ended December 31, 2019, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts’ basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2019. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized and unrealized gains and losses on investments and foreign currency transactions.

Market and Credit Risk:

Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts’ exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Separate Accounts’ futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

Contracts in Payout:

Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

Other assets and liabilities:

Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

Contract Payments and Withdrawals:

Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Accounting policies specific to Separate Account No. 66:

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable’s General Account.

Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable’s General Account to provide for other policy benefits. AXA Equitable’s General Account is subject to creditor rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

2.	Significant Accounting Policies (Continued)

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3.	Fair Value Disclosures

Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current

FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

3.	Fair Value Disclosures (Continued)

observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No.66.

For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

	Fair Value Measurements as of December 31, 2019
	Level 1
	Separate Account No. 10(1)	Separate Account No. 4	Separate Account No. 3
Assets
Investments:
Common stocks
Communication services	$915,848	$10,478,438	$—
Consumer discretionary	1,119,214	12,549,178	5,140,126
Consumer staples	652,099	4,143,312	1,297,442
Energy	306,809	230,653	—
Financials	1,466,404	2,898,688	1,552,130
Health Care	1,462,213	13,266,484	3,701,421
Industrials	978,334	8,160,071	—
Information Technology	2,409,464	34,861,655	—
Materials & processing	316,707	1,196,122	522,203
Producer Durables	—	—	4,163,828
Real estate	206,520	2,117,332	—
Technology	—	—	6,840,902
Utilities	227,345	—	243,863

Total common stocks	10,060,957	89,901,933	23,461,915

Other financial instruments:
Futures Contracts(2)	—	13,132	—
Rights	2,501	—	—

Total other financial instruments	2,501	13,132	—

Total Level 1	$10,063,458	$89,915,065	$23,461,915

FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

3.	Fair Value Disclosures (Continued)

	Level 2
	Separate Account No. 10(1)	Separate Account No. 4	Separate Account No. 3
Assets
Investments:
Fixed Maturities, available for sale Corporate	$2,434,229	$—	$—
U.S. Treasury, government and agency	3,764,217	—	—
States and political subdivision	40,031	—	—
Commercial mortgage-backed	71,159	—	—
Mortgage Pass-Throughs	2,052,034	—	—
Asset- backed	13,243	—	—

Total fixed maturities, available for sale	8,374,913	—	—

Common stocks
Communication services	300,701	—	—
Consumer discretionary	459,720	—	—
Consumer staples	631,326	—	—
Energy	339,415	—	—
Financials	880,465	—	—
Health Care	528,185	—	—
Industrials	433,785	—	—
Information Technology	292,621	—	—
Materials & processing	258,709	—	—
Utilities	218,301	—	—

Total common stocks	4,343,228	—	—

Short-term investments
U.S. Treasury, government and agency	759,365	—	—

Total short-term investments	759,365	—	—

Total Level 2	$13,477,506	$—	$—

	Level 3
	Separate Account No.10	Separate Account No.4(3)	Separate Account No.3
Assets
Other financial instruments:
Rights	$72	$—	$—

Total Level 3	$72	$—	$—

FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

3.	Fair Value Disclosures (Concluded)

The table below presents a reconciliation for all Level 3 assets as of December 31, 2019:

	Level 3 Instruments Fair Value Measurements Separate Account No. 10 & 4
	Separate Account No. 10			Separate Account No. 4
	Asset-Backed	Rights	Total Investments	Common Stocks
Balance, December 31, 2018	$15,356	$—	$15,356	$9,862
Total gains (losses) realized and unrealized, included in:
Earnings as:
Net amortization/accretion	—	—	—	—

Subtotal	15,356	—	15,356	9,862

Current realized in earnings	—	—	—	—
Change in unrealized loss	—	(16)	(16)	(3,187)
Purchases	—	88	88	—
Sales	—	—	—	(6,675)
Settlements	—	—	—	—
Transfers out	(15,356)	—	(15,356)	—

Balance, December 31, 2019	$—	$72	$72	$—

(1)	For the year ended December 31, 2019, several Common Stock and Asset Backed securities transferred in and out of levels 1, 2, and 3 due to the changes in updated classification at the measurement date.
(2)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

The table below details the changes in unrealized gains or losses for 2019 by category for Level 3 assets still held at December 31, 2019:

Separate Account No. 10
Level 3 Instruments Still Held at December 31, 2019
Change in unrealized loss
Fixed maturities, available for sale:
Asset-backed	$(16)

Total	$(16)

4.	Purchases and Sales of Portfolios

Investment Security Transactions:

For the year ended December 31, 2019, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

	Purchases		Sales
Fund	Stocks and Debt Securities	U.S. Government and Agencies	Stocks and Debt Securities	U.S. Government and Agencies
Separate Account No. 10	$10,362,130	$4,047,718	$11,538,154	$5,083,659
Separate Account No. 4	14,771,895	—	24,499,523	—
Separate Account No. 3	10,159,000	—	14,927,242	—

FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

4.	Purchases and Sales of Portfolios (Continued)

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2019 were as follows for Separate Account No. 66:

	Purchases	Sales
1290 RETIREMENT 2020	$375,847	$41,240
1290 RETIREMENT 2025	465,974	90,347
1290 RETIREMENT 2030	234,413	9,442
1290 RETIREMENT 2035	301,995	5,587
1290 RETIREMENT 2040	286,909	79,421
1290 RETIREMENT 2045	110,032	1,937
1290 RETIREMENT 2050	144,001	4,180
1290 RETIREMENT 2055	35,401	2,424
1290 RETIREMENT 2060	94,362	2,528
1290 VT DOUBLELINE DYNAMIC ALLOCATION	162,529	148,868
1290 VT EQUITY INCOME	245,183	69,303
1290 VT GAMCO MERGERS & ACQUISITIONS	35,563	17,700
1290 VT GAMCO SMALL COMPANY VALUE	398,768	314,492
1290 VT SOCIALLY RESPONSIBLE	392,196	289,719
ALL ASSET GROWTH-ALT 20	222,244	395,943
CHARTERSM MULTI-SECTOR BOND	253,422	295,456
CHARTERSM SMALL CAP VALUE	876	777
EQ/AB SMALL CAP GROWTH	304,135	204,214
EQ/AGGRESSIVE ALLOCATION	667,495	527,843
EQ/BLACKROCK BASIC VALUE EQUITY	3,548	75,366
EQ/CAPITAL GUARDIAN RESEARCH	1,291,370	950,286
EQ/CLEARBRIDGE LARGE CAP GROWTH	111,142	52,156
EQ/CONSERVATIVE ALLOCATION	581,450	608,876
EQ/CONSERVATIVE-PLUS ALLOCATION	353,825	447,254
EQ/EQUITY 500 INDEX	2,163,132	2,437,405
EQ/GLOBAL EQUITY MANAGED VOLATILITY	206,522	366,661
EQ/INTERMEDIATE GOVERNMENT BOND	388,148	933,536
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	199,636	136,496
EQ/INTERNATIONAL EQUITY INDEX	940,548	1,374,626
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	2,277	57,592
EQ/JANUS ENTERPRISE	82,273	744,779
EQ/JPMORGAN VALUE OPPORTUNITIES	59,192	49
EQ/LARGE CAP GROWTH INDEX	379,001	135,255
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	623,077	214,359
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1,015,109	1,018,436
EQ/MFS INTERNATIONAL GROWTH	281,423	760,571
EQ/MID CAP INDEX	264,811	33,838
EQ/MID CAP VALUE MANAGED VOLATILITY	734,067	734,427
EQ/MODERATE ALLOCATION	5,216,191	2,162,733
EQ/MODERATE-PLUS ALLOCATION	759,878	392,776
EQ/MONEY MARKET	3,197,823	3,668,544
EQ/PIMCO GLOBAL REAL RETURN	257,246	185,864
EQ/PIMCO ULTRA SHORT BOND	517,024	455,935
EQ/QUALITY BOND PLUS	52,465	140
EQ/SMALL COMPANY INDEX	542,927	532,491
EQ/T. ROWE PRICE GROWTH STOCK	381,588	528,500
MULTIMANAGER CORE BOND	600,648	260,208
MULTIMANAGER TECHNOLOGY	947,931	1,267,359
TARGET 2015 ALLOCATION	60,791	31,602
TARGET 2025 ALLOCATION	110,326	386,568
TARGET 2035 ALLOCATION	59,494	131,741
TARGET 2045 ALLOCATION	89,361	85,397

FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

4.	Purchases and Sales of Portfolios (Concluded)

	Purchases	Sales
TARGET 2055 ALLOCATION	$2,233	$4,928
VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO .	1,359,545	537,098
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	1,644,701	544,730

5.	Expenses and Related Party Transactions

In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. 1290 Funds issue Class A, Class I, Class R and Class T shares. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by 1290 Funds, EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B, Class IB, Class R and Class T shares are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by 1290 Funds, EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the 1290 Trust, on behalf of each related Portfolio, may charge an annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A and Class T shares and 0.50% of the average daily net assets of a Portfolio attributable to its Class R shares. The Distributions Plans also provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum 12b-1 fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with AXA Distributions, LLC (“AXA Distributors”), a wholly-owned subsidiary of AXA Equitable and an affiliate of AXA Equitable Funds Management Group, LLC (“FMG LLC”). The Distribution Plans provide that AXA Distributors will be entitled to receive a maximum 12b-1 fee as described above.

FMG LLC, a wholly-owned subsidiary of AXA Equitable serves as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP. FMG LLC either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. FMG LLC also serves as administrator of the Portfolios of 1290 Funds, EQAT and VIP. As the administrator, FMG LLC either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of 1290 Funds, EQAT and VIP. Expenses of the Portfolios of 1290 Funds, EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.58% to a high of 1.50% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of 1290 Funds, EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options’ investment in the Portfolios. For the year ended December 31, 2019, there were no 12b-1 fees or additional payments from the unaffiliated portfolio. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers’ respective Portfolios.

FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

5.	Expenses and Related Party Transactions (Concluded)

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for the EQ/AB Small Cap Growth; EQ/ Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Mid Cap Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of EQ/Large Cap Value Managed Volatility, EQ/ Quality Bond PLUS, and Multimanager Technology. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable Holdings, Inc.

AXA Advisors, LLC (“AXA Advisors”) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies (“Contracts”). AXA Advisors is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC (“AXA Network”) or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds’ portfolio transactions.

AXA Equitable serves as the transfer agent for EQAT and VIP.

6.	Asset-based Charges and Contractowner Charges

Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

RIA

Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

Investment Management Fee:

An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

Administrative Fees:

Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

Ongoing Operations Fee — An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

Combined balance of investment options	Monthly Rate
First $150,000	1/12 of 1.25%
Next $350,000	1/12 of 1.00%

FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

6.	Asset-based Charges and Contractowner Charges (Continued)

Combined balance of investment options	Monthly Rate
Next $500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

Participant Recordkeeping Services Charge — Employers electing RIA’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

Contingent Withdrawal Charge — Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

Loan Fee — A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

MRP

Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

•

Program Expense Charge — AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

•

Investment Management Fees — An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

•

Direct Operating and Other Expenses — In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

•	A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

6.	Asset-based Charges and Contractowner Charges (Continued)

EPP

Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

Investment Management Fee:

An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

Administrative Fees:

Ongoing Operations Fee — An expense charge is made based on each client’s combined balance of Master Plan and Retirement Trust net assets in the Funds and AXA Equitable’s Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

Participant Recordkeeping Services Charge — Employers electing Equi-Pen-Plus’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

Withdrawal Charge — A charge is applied if the client terminates plan participation in the Master Plan and Retirement Trust (“Master Trust”) and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

For Termination Occurring In:	Withdrawal Charge:
Years 1 and 2	3% of all Master Trust assets
Years 3 and 4	2% of all Master Trust assets
Year 5	1% of all Master Trust assets
After Year 5	No Withdrawal Charge

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

Institutional

Asset Management Fees

Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client’s aggregate interest in AXA Equitable’s Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

Each Client’s Aggregate Interest	Annual Rate
Minimum Fee	$5,000
First $2 million	0.85 of 1%
Next $3 million	0.60 of 1%
Next $5 million	0.40 of 1%
Next $15 million	0.30 of 1%

FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

6.	Asset-based Charges and Contractowner Charges (Concluded)

Each Client’s Aggregate Interest	Annual Rate
Next $75 million	0.25 of 1%
Excess over $100 million	0.20 of 1%

Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

Administrative Fees

Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

Operating and Expense Charges

In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset- based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7.	Changes in Units Outstanding

Accumulation units issued and redeemed for the years ended of December 31, 2019 and December 31, 2018 were (in thousands):

Separate Accounts No. 10, 4 and 3:

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund		AllianceBernstein Mid Cap Growth Fund**
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
RIA
Issued	—	1	—	—	—	—
Redeemed	(2)	—	—	(1)	(6)	—

Net Decrease	(2)	1	—	(1)	(6)	—

	AllianceBernstein Balanced Fund		AllianceBernstein Growth Equity Fund		AllianceBernstein Mid Cap Growth Fund**
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
MRP
Issued	11	16	2	3	106	160
Redeemed	(30)	(51)	(6)	(10)	(290)	(290)

Net Decrease	(19)	(35)	(4)	(7)	(184)	(130)

FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Continued)

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
EPP
Issued	—	—	—	—
Redeemed	(1)	—	(1)	—

Net Decrease	(1)	—	(1)	—

	Balanced Account		Growth Stock Account		Mid Cap Growth Stock Account**
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Institutional
Issued	—	—	—	—	—	—
Redeemed	—	—	(1)	—	—	—

Net Decrease	—	—	(1)	—	—	—

Separate Account No. 66:

	1290 VT SOCIALLY RESPONSIBLE		CHARTERSM MULTI- SECTOR BOND		CHARTERSM SMALL CAP VALUE		EQ/AB SMALL CAP GROWTH		EQ/BLACKROCK BASIC VALUE EQUITY
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	—	—	—	—	—	—	—

	EQ/CAPITAL GUARDIAN RESEARCH		EQ/CLEARBRIDGE LARGE CAP GROWTH		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	1	—	—	—	—	—
Net Redeemed	—	—	—	—	(1)	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	—	—	—	—	—	—	—

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY		EQ/INTERNATIONAL EQUITY INDEX		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY		EQ/JPMORGAN VALUE OPPORTUNITIES		EQ/LARGE CAP GROWTH INDEX
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	1	—	—	—	—	—	—
Net Redeemed	—	—	(1)	—	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	(1)	1	—	—	—	—	—	—

FSA-92

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Continued)

	EQ/LARGE CAP GROWTH MANAGED VOLATILITY		EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MID CAP INDEX		EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MONEY MARKET
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	(3)	—	—	—	—	—	—	—

Net Increase / (Decreased)	—	—	(3)	—	—	—	—	—	—	—

	EQ/QUALITY BOND PLUS		EQ/T. ROWE PRICE GROWTH STOCK		MULTIMANAGER TECHNOLOGY
	2019	2018	2019	2018	2019	2018
RIA
Net Issued	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—

Net Increase / (Decreased)	—	—	—	—	—	—

	1290 RETIREMENT 2020*		1290 RETIREMENT 2025*		1290 RETIREMENT 2030*		1290 RETIREMENT 2035*		1290 RETIREMENT 2040*
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	33	8	40	59	22	17	27	27	25	9
Net Redeemed	(4)	—	(9)	(2)	(1)	—	(1)	—	(7)	(1)

Net Increase / (Decreased)	29	8	31	57	21	17	26	27	18	8

	1290 RETIREMENT 2045*		1290 RETIREMENT 2050*		1290 RETIREMENT 2055*		1290 RETIREMENT 2060*		1290 VT DOUBLELINE DYNAMIC ALLOCATION
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	10	13	12	13	3	2	8	—	12	3
Net Redeemed	—	(1)	—	—	—	—	—	—	(11)	(1)

Net Increase / (Decreased)	10	12	12	13	3	2	8	—	1	2

	1290 VT EQUITY INCOME		1290 VT GAMCO MERGERS & ACQUISITIONS		1290 VT GAMCO SMALL COMPANY VALUE		1290 VT SOCIALLY RESPONSIBLE		ALL ASSET GROWTH-ALT 20
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	11	26	2	2	9	20	16	9	14	15
Net Redeemed	(4)	(10)	(1)	(6)	(10)	(22)	(15)	(19)	(27)	(20)

Net Increase / (Decreased)	7	16	1	(4)	(1)	(2)	1	(10)	(13)	(5)

FSA-93

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Continued)

	CHARTERSM MULTI-SECTOR BOND		EQ/AB SMALL CAP GROWTH		EQ/ AGGRESSIVE ALLOCATION		EQ/CAPITAL GUARDIAN RESEARCH		EQ/CLEARBRIDGE LARGE CAP GROWTH
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	22	9	12	50	28	29	7	13	4	6
Net Redeemed	(27)	(16)	(9)	(49)	(32)	(82)	(21)	(34)	(2)	(10)

Net Increase /(Decreased)	(5)	(7)	3	1	(4)	(53)	(14)	(21)	2	(4)

	EQ/CONSERVATIVE ALLOCATION		EQ/CONSERVATIVE- PLUS ALLOCATION		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	37	9	20	28	54	59	8	29	26	85
Net Redeemed	(44)	(31)	(31)	(9)	(86)	(164)	(19)	(43)	(74)	(68)

Net Increase /(Decreased)	(7)	(22)	(11)	19	(32)	(105)	(11)	(14)	(48)	17

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY		EQ/INTERNATIONAL EQUITY INDEX		EQ/JANUS ENTERPRISE		EQ/LARGE CAP GROWTH INDEX		EQ/LARGE CAP GROWTH MANAGED VOLATILITY
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	9	11	31	35	4	45	10	21	18	16
Net Redeemed	(9)	(24)	(50)	(73)	(40)	(4)	(6)	(39)	(13)	(89)

Net Increase /(Decreased)	—	(13)	(19)	(38)	(36)	41	4	(18)	5	(73)

	EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MFS INTERNATIONAL GROWTH		EQ/MID CAP INDEX		EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MODERATE ALLOCATION
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	15	14	16	64	11	13	9	11	235	233
Net Redeemed	(19)	(71)	(49)	(42)	(2)	(20)	(24)	(48)	(147)	(157)

Net Increase /(Decreased)	(4)	(57)	(33)	22	9	(7)	(15)	(37)	88	76

	EQ/MODERATE-PLUS ALLOCATION		EQ/MONEY MARKET		EQ/PIMCO GLOBAL REAL RETURN*		EQ/PIMCO ULTRA SHORT BOND		EQ/SMALL COMPANY INDEX
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	36	29	298	474	24	3	37	215	7	12
Net Redeemed	(25)	(16)	(358)	(569)	(18)	—	(37)	(228)	(16)	(29)

Net Increase /(Decreased)	11	13	(60)	(95)	6	3	—	(13)	(9)	(17)

FSA-94

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

7.	Changes in Units Outstanding (Concluded)

	EQ/T. ROWE PRICE GROWTH STOCK		MULTIMANAGER CORE BOND		MULTIMANAGER TECHNOLOGY		TARGET 2015 ALLOCATION		TARGET 2025 ALLOCATION
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	14	42	50	19	8	26	—	3	—	14
Net Redeemed	(22)	(29)	(23)	(9)	(27)	(58)	(2)	(37)	(27)	(103)

Net Increase /(Decreased)	(8)	13	27	10	(19)	(32)	(2)	(34)	(27)	(89)

	TARGET 2035 ALLOCATION		TARGET 2045 ALLOCATION		TARGET 2055 ALLOCATION		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO*		VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO*
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
MRP
Net Issued	—	12	—	36	—	4	119	201	132	323
Net Redeemed	(9)	(66)	(5)	(30)	—	(10)	(49)	(3)	(48)	(46)

Net Increase /(Decreased)	(9)	(54)	(5)	6	—	(6)	70	198	84	277

The	— on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.
*	Units were made available on May 15, 2018.
**	The units issued and redeemed have been adjusted to reflect the impact of the 10 for 1 share split that occurred on April 15, 2019.

8.	Financial Highlights

AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are RIA, MRP, and EPP (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

		Unit Value	Units Outstanding (000’s)	Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
SEPARATE ACCOUNT NO. 10

AllianceBernstein Balanced Fund
December 31, 2019	RIA* - contract charge 0.50%(a)	$403.81	2	$884	2.61%	18.45%	0.62%
December 31, 2018	RIA* - contract charge 0.50%(a)	$340.92	4	$1,365	2.66%	(4.47)%	0.64%
December 31, 2017	RIA* - contract charge 0.50%(a)	$356.88	3	$1,114	2.49%	13.72%	0.63%
December 31, 2016	RIA* - contract charge 0.50%(a)	$313.83	4	$1,273	2.72%	6.88%	0.68%
December 31, 2015	RIA* - contract charge 0.50%(a)	$293.64	7	$2,013	2.49%	0.06%	0.63%

December 31, 2019	MRP* - contract charge 0.50%(a)	$96.61	233	$22,540	2.61%	18.44%	0.62%
December 31, 2018	MRP* - contract charge 0.50%(a)	$81.57	252	$20,541	2.66%	(4.47)%	0.64%
December 31, 2017	MRP* - contract charge 0.50%(a)	$85.39	287	$24,512	2.49%	13.72%	0.63%
December 31, 2016	MRP* - contract charge 0.50%(a)	$75.09	324	$24,339	2.72%	6.86%	0.68%
December 31, 2015	MRP* - contract charge 0.50%(a)	$70.27	351	$24,698	2.49%	0.06%	0.64%

FSA-95

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
December 31, 2019	EPP* - contract charge 0.25%(a)	$430.58	—(b	)	$127	2.61%	18.74%	0.37%
December 31, 2018	EPP* - contract charge 0.25%(a)	$362.61	1		$205	2.66%	(4.23)%	0.39%
December 31, 2017	EPP* - contract charge 0.25%(a)	$378.63	1		$246	2.49%	14.00%	0.38%
December 31, 2016	EPP* - contract charge 0.25%(a)	$332.13	1		$210	2.72%	7.15%	0.43%
December 31, 2015	EPP* - contract charge 0.25%(a)	$309.98	1		$190	2.49%	0.31%	0.36%

Balanced Account
December 31, 2019	Institutional	$45,915.42	—(b	)	$30	2.61%	19.04%	0.12%
December 31, 2018	Institutional	$38,570.01	—(b	)	$26	2.66%	(3.99)%	0.14%
December 31, 2017	Institutional	$40,173.25	—(b	)	$29	2.49%	14.29%	0.13%
December 31, 2016	Institutional	$35,151.35	—(b	)	$26	2.72%	7.41%	0.18%
December 31, 2015	Institutional	$32,725.90	—(b	)	$24	2.49%	0.57%	0.14%

SEPARATE ACCOUNT NO. 4

AllianceBernstein Common Stock Fund
December 31, 2019	RIA* - contract charge 0.08%(a)	$2,945.37	1		$3,358	1.28%	36.02%	0.17%
December 31, 2018	RIA* - contract charge 0.08%(a)	$2,165.33	1		$3,118	1.46%	(1.80)%	0.17%
December 31, 2017	RIA* - contract charge 0.08%(a)	$2,205.03	2		$3,363	1.46%	30.05%	0.17%
December 31, 2016	RIA* - contract charge 0.08%(a)	$1,695.51	2		$3,057	1.64%	6.90%	0.19%
December 31, 2015	RIA* - contract charge 0.08%(a)	$1,586.06	2		$2,999	1.61%	5.65%	0.16%

December 31, 2019	EPP* - contract charge 0.08%(a)	$3,056.11	—(b	)	$1,204	1.28%	36.02%	0.17%
December 31, 2018	EPP* - contract charge 0.08%(a)	$2,246.74	1		$1,355	1.46%	(1.80)%	0.17%
December 31, 2017	EPP* - contract charge 0.08%(a)	$2,287.93	1		$1,606	1.46%	30.05%	0.17%
December 31, 2016	EPP* - contract charge 0.08%(a)	$1,759.26	1		$1,409	1.64%	6.90%	0.19%
December 31, 2015	EPP* - contract charge 0.08%(a)	$1,645.69	1		$1,391	1.61%	5.65%	0.14%

AllianceBernstein Growth Equity Fund
December 31, 2019	MRP* - contract charge 0.30%(a)	$1,131.88	35		$39,515	1.28%	35.72%	0.39%
December 31, 2018	MRP* - contract charge 0.30%(a)	$833.97	39		$32,831	1.46%	(2.03)%	0.39%
December 31, 2017	MRP* - contract charge 0.30%(a)	$851.21	46		$39,138	1.46%	29.76%	0.39%
December 31, 2016	MRP* - contract charge 0.30%(a)	$655.99	51		$33,742	1.64%	6.66%	0.41%
December 31, 2015	MRP* - contract charge 0.30%(a)	$615.04	57		$34,827	1.61%	5.16%	0.39%

Growth Stock Account
December 31, 2019	Institutional	$31,977.69	1		$47,071	1.28%	36.13%	0.09%
December 31, 2018	Institutional	$23,490.04	2		$38,594	1.46%	(1.72)%	0.09%
December 31, 2017	Institutional	$23,901.55	2		$43,381	1.46%	30.15%	0.09%
December 31, 2016	Institutional	$18,363.95	2		$37,114	1.64%	6.99%	0.11%
December 31, 2015	Institutional	$17,164.79	3		$43,187	1.61%	5.74%	0.08%

SEPARATE ACCOUNT NO. 3 (c)

AllianceBernstein Mid Cap Growth Fund
December 31, 2019	RIA* - contract charge 0.50%(a)	$95.25	10		$987	0.29%	33.11%	0.50%
December 31, 2018	RIA* - contract charge 0.50%(a)	$71.56	16		$1,164	0.42%	4.09%	0.52%
December 31, 2017	RIA* - contract charge 0.50%(a)	$68.75	15		$1,047	0.35%	32.81%	0.52%
December 31, 2016	RIA* - contract charge 0.50%(a)	$51.76	22		$1,123	0.61%	(1.22)%	0.53%
December 31, 2015	RIA* - contract charge 0.50%(a)	$52.40	25		$1,324	0.44%	1.14%	0.53%

December 31, 2019	MRP* - contract charge 0.65%(a)	$19.33	1193		$23,069	0.29%	32.94%	0.65%
December 31, 2018	MRP* - contract charge 0.65%(a)	$14.54	1377		$20,016	0.42%	3.93%	0.67%
December 31, 2017	MRP* - contract charge 0.65%(a)	$13.99	1,512		$21,148	0.35%	32.62%	0.67%
December 31, 2016	MRP* - contract charge 0.65%(a)	$10.55	1,743		$18,382	0.61%	(1.37)%	0.68%
December 31, 2015	MRP* - contract charge 0.65%(a)	$10.69	1,971		$21,078	0.44%	0.97%	0.69%

Mid Cap Growth Stock Account
December 31, 2019	Institutional	$10,832.74	—(b	)	$1,094	0.29%	33.82%	—%
December 31, 2018	Institutional	$8,094.78	—(b	)	$890	0.42%	4.61%	0.02%
December 31, 2017	Institutional	$7,737.96	—(b	)	$929	0.35%	33.48%	0.02%
December 31, 2016	Institutional	$5,797.28	—(b	)	$812	0.61%	(0.72)%	0.03%
December 31, 2015	Institutional	$5,839.51	—(b	)	$806	0.44%	1.65%	0.04%

FSA-96

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
SEPARATE ACCOUNT NO. 66+

1290 Retirement 2020
2019	MRP*, 0.02%(a)	$11.45	37		$419	4.44%	16.84%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.80	8		$74	3.35%	(2.68)%	0.02%

1290 Retirement 2025
2019	MRP*, 0.02%(a)	$11.56	88		$1,013	2.66%	18.44%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.76	57		$557	1.79%	(3.27)%	0.02%

1290 Retirement 2030
2019	MRP*, 0.02%(a)	$11.63	38		$445	2.21%	20.02%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.69	17		$169	2.11%	(4.06)%	0.02%

1290 Retirement 2035
2019	MRP*, 0.02%(a)	$11.67	53		$615	2.61%	20.68%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.67	27		$260	1.94%	(4.45)%	0.02%

1290 Retirement 2040
2019	MRP*, 0.02%(a)	$11.74	26		$305	3.30%	21.78%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.64	8		$75	7.69%	(4.84)%	0.02%

1290 Retirement 2045
2019	MRP*, 0.02%(a)	$11.77	22		$258	2.41%	22.48%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.61	12		$120	2.19%	(5.32)%	0.02%

1290 Retirement 2050
2019	MRP*, 0.02%(a)	$11.82	25		$298	2.22%	23.51%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.57	13		$128	1.99%	(5.71)%	0.02%

1290 Retirement 2055
2019	MRP*, 0.02%(a)	$11.87	5		$57	2.73%	24.42%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.54	2		$18	2.63%	(6.10)%	0.02%

1290 Retirement 2060
2019	MRP*, 0.02%(a)	$11.91	8		$98	11.67%	24.97%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.53	—(b	)	$4	3.58%	(6.29)%	0.02%

1290 VT DoubleLine Dynamic Allocation
2019	MRP*, 0.02%(a)	$14.78	6		$87	1.98%	18.05%	0.02%
2018	MRP*, 0.02%(a)	$12.52	5		$66	2.01%	(4.13)%	0.02%
2017	MRP*, 0.02%(a)	$13.06	3		$38	0.61%	9.56%	0.02%
2016	MRP*, 0.03%(a)	$11.92	3		$33	1.38%	8.66%	0.03%
2015	MRP*, 0.02%(a)	$10.97	1		$7	1.06%	(3.77)%	0.02%

1290 VT Equity Income
2019	MRP*, 0.02%(a)	$20.14	56		$1,132	2.57%	24.17%	0.02%
2018	MRP*, 0.02%(a)	$16.22	49		$794	2.52%	(11.70)%	0.02%
2017	MRP*, 0.02%(a)	$18.37	33		$609	1.64%	15.83%	0.02%
2016	MRP*, 0.03%(a)	$15.86	43		$675	2.54%	12.96%	0.03%
2015	MRP*, 0.02%(a)	$14.04	24		$333	1.74%	(1.75)%	0.02%

1290 VT GAMCO Mergers and Acquisitions
2019	MRP*, 0.02%(a)	$13.84	6		$81	4.05%	8.55%	0.02%
2018	MRP*, 0.02%(a)	$12.75	5		$61	1.02%	(4.92)%	0.02%
2017	MRP*, 0.02%(a)	$13.41	9		$116	0.16%	6.18%	0.02%
2016	MRP*, 0.03%(a)	$12.63	9		$119	0.00%	7.67%	0.03%
2015	MRP*, 0.02%(a)	$11.73	11		$129	0.00%	2.62%	0.02%

1290 VT GAMCO Small Company Value
2019	MRP*, 0.02%(a)	$34.68	100		$3,476	0.62%	23.33%	0.02%
2018	MRP*, 0.02%(a)	$28.12	101		$2,845	0.54%	(15.61)%	0.02%
2017	MRP*, 0.02%(a)	$33.32	103		$3,440	0.59%	16.10%	0.02%
2016	MRP*, 0.03%(a)	$28.70	115		$3,304	0.50%	23.23%	0.03%
2015	MRP*, 0.02%(a)	$23.29	120		$2,785	0.53%	(5.71)%	0.02%

FSA-97

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

1290 VT Socially Responsible
2019	RIA*, 0.00%(a)	$263.66	—(b	)	—	0.96%	30.26%	0.00%
	MRP*, 0.02%(a)	$22.19	160		$3,546	0.96%	30.22%	0.02%
2018	RIA*, 0.00%(a)	$202.41	—(b	)	—	0.94%	(4.37)%	0.00%
	MRP*, 0.02%(a)	$17.04	159		$2,711	0.94%	(4.38)%	0.02%
2017	RIA*, 0.00%(a)	$211.66	—(b	)	—	1.08%	20.40%	0.00%
	MRP*, 0.02%(a)	$17.82	169		$3,005	1.08%	20.41%	0.02%
2016	RIA*, 0.00%(a)	$175.79	—(b	)	—	1.22%	9.95%	0.00%
	MRP*, 0.03%(a)	$14.80	164		$2,427	1.22%	9.96%	0.03%
2015	RIA*, 0.00%(a)	$159.88	—(b	)	—	0.98%	0.48%	0.00%
	MRP*, 0.02%(a)	$13.46	168		$2,257	0.98%	0.45%	0.02%

All Asset Growth-Alt 20
2019	MRP*, 0.02%(a)	$15.74	16		$250	1.04%	19.06%	0.02%
2018	MRP*, 0.02%(a)	$13.22	29		$378	1.66%	(7.55)%	0.02%
2017	MRP*, 0.02%(a)	$14.30	34		$489	1.77%	15.88%	0.02%
2016	MRP*, 0.03%(a)	$12.34	24		$296	2.44%	9.49%	0.03%
2015	MRP*, 0.02%(a)	$11.27	7		$75	0.62%	(3.92)%	0.02%

CharterSM Multi-Sector Bond
2019	RIA*, 0.05%(a)	$249.26	—(b	)	—	2.00%	6.85%	0.05%
	MRP*, 0.02%(a)	$11.26	82		$923	2.00%	6.93%	0.02%
2018	RIA*, 0.05%(a)	$233.27	—(b	)	—	2.27%	(0.55)%	0.05%
	MRP*, 0.02%(a)	$10.53	87		$920	2.27%	(0.57)%	0.02%
2017	RIA*, 0.05%(a)	$234.57	—(b	)	—	1.49%	2.18%	0.05%
	MRP*, 0.02%(a)	$10.59	94		$1,001	1.49%	2.22%	0.02%
2016	RIA*, 0.05%(a)	$229.55	—(b	)	—	2.41%	2.88%	0.05%
	MRP*, 0.03%(a)	$10.36	104		$1,074	2.41%	2.88%	0.03%
2015	RIA*, 0.05%(a)	$223.13	—(b	)	—	1.74%	(0.69)%	0.05%
	MRP*, 0.02%(a)	$10.07	92		$929	1.74%	(0.59)%	0.02%

CharterSM Small Cap Value
2019	RIA*, 0.00%(a)	$381.42	—(b	)	$1	0.67%	24.64%	0.00%
2018	RIA*, 0.00%(a)	$306.01	—(b	)	$1	0.08%	(12.98)%	0.00%
2017	RIA*, 0.00%(a)	$351.67	—(b	)	$14	1.53%	11.30%	0.00%
2016	RIA*, 0.00%(a)	$315.97	—(b	)	$13	0.46%	25.23%	0.00%
2015	RIA*, 0.00%(a)	$252.31	—(b	)	$59	0.40%	(13.13)%	0.00%

EQ/AB Small Cap Growth
2019	RIA*, 0.05%(a)	$579.80	—(b	)	$66	0.18%	27.74%	0.05%
	MRP*, 0.02%(a)	$22.64	30		$670	0.18%	27.77%	0.02%
2018	RIA*, 0.05%(a)	$453.90	—(b	)	$66	0.13%	(7.92)%	0.05%
	MRP*, 0.02%(a)	$17.72	27		$486	0.13%	(7.90)%	0.02%
2017	RIA*, 0.05%(a)	$492.95	—(b	)	$71	0.32%	22.61%	0.05%
	MRP*, 0.02%(a)	$19.24	26		$508	0.32%	22.63%	0.02%
2016	RIA*, 0.05%(a)	$402.06	—(b	)	$107	0.32%	12.52%	0.05%
	MRP*, 0.03%(a)	$15.69	22		$343	0.32%	12.55%	0.03%
2015	RIA*, 0.05%(a)	$357.31	1		$184	0.04%	(2.96)%	0.05%
	MRP*, 0.02%(a)	$13.94	27		$373	0.04%	(2.92)%	0.02%

EQ/Aggressive Allocation
2019	MRP*, 0.02%(a)	$17.52	138		$2,410	1.53%	24.43%	0.02%
2018	MRP*, 0.02%(a)	$14.08	142		$2,001	1.54%	(8.69)%	0.02%
2017	MRP*, 0.02%(a)	$15.42	195		$3,008	1.53%	19.07%	0.02%
2016	MRP*, 0.03%(a)	$12.95	195		$2,531	0.93%	8.73%	0.03%
2015	MRP*, 0.02%(a)	$11.91	216		$2,569	0.98%	(1.81)%	0.02%

EQ/BlackRock Basic Value Equity
2019	RIA*, 0.00%(a)	$481.66	—(b	)	$7	0.23%	23.44%	0.00%
2018	RIA*, 0.00%(a)	$390.21	—(b	)	$67	1.34%	(8.01)%	0.00%
2017	RIA*, 0.00%(a)	$424.21	—(b	)	$92	1.32%	8.11%	0.00%
2016	RIA*, 0.00%(a)	$392.39	—(b	)	$94	1.56%	17.97%	0.00%
2015	RIA*, 0.00%(a)	$332.63	—(b	)	$78	1.26%	(6.15)%	0.00%

FSA-98

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Capital Guardian Research
2019	RIA*, 0.00%(a)	$415.32	—(b	)	$7	0.56%	32.88%	0.00%
	MRP*, 0.02%(a)	$51.07	167		$8,525	0.56%	32.86%	0.02%
2018	RIA*, 0.00%(a)	$312.55	—(b	)	$5	0.57%	(4.84)%	0.00%
	MRP*, 0.02%(a)	$38.44	181		$6,947	0.57%	(4.85)%	0.02%
2017	RIA*, 0.00%(a)	$328.44	—(b	)	$4	0.77%	25.44%	0.00%
	MRP*, 0.02%(a)	$40.40	202		$8,181	0.77%	25.39%	0.02%
2016	RIA*, 0.00%(a)	$261.84	—(b	)	$31	0.85%	8.42%	0.00%
	MRP*, 0.03%(a)	$32.22	221		$7,104	0.85%	8.41%	0.03%
2015	RIA*, 0.00%(a)	$241.50	—(b	)	$61	0.56%	1.91%	0.00%
	MRP*, 0.02%(a)	$29.72	240		$7,120	0.56%	1.89%	0.02%

EQ/ClearBridge Large Cap Growth
2019	RIA*, 0.00%(a)	$351.14	—(b	)	$73	0.03%	32.00%	0.00%
	MRP*, 0.02%(a)	$23.97	20		$482	0.03%	31.99%	0.02%
2018	RIA*, 0.00%(a)	$266.01	—(b	)	$70	0.16%	(0.35)%	0.00%
	MRP*, 0.02%(a)	$18.16	18		$328	0.16%	(0.38)%	0.02%
2017	RIA*, 0.00%(a)	$266.94	—(b	)	$92	0.08%	25.60%	0.00%
	MRP*, 0.02%(a)	$18.23	22		$394	0.08%	25.55%	0.02%
2016	RIA*, 0.00%(a)	$212.54	—(b	)	$71	0.00%	0.88%	0.00%
	MRP*, 0.03%(a)	$14.52	25		$357	0.00%	0.90%	0.03%
2015	RIA*, 0.00%(a)	$210.69	1		$240	0.00%	1.27%	0.00%
	MRP*, 0.02%(a)	$14.39	15		$216	0.00%	1.20%	0.02%

EQ/Conservative Allocation
2019	MRP*, 0.02%(a)	$14.06	135		$1,896	1.62%	9.16%	0.02%
2018	MRP*, 0.02%(a)	$12.88	142		$1,826	1.42%	(1.53)%	0.02%
2017	MRP*, 0.02%(a)	$13.08	164		$2,147	1.11%	4.89%	0.02%
2016	MRP*, 0.03%(a)	$12.47	178		$2,221	1.26%	2.89%	0.03%
2015	MRP*, 0.02%(a)	$12.12	105		$1,273	0.77%	(0.25)%	0.02%

EQ/Conservative-Plus Allocation
2019	MRP*, 0.02%(a)	$15.22	76		$1,163	1.41%	13.50%	0.02%
2018	MRP*, 0.02%(a)	$13.41	87		$1,165	1.76%	(3.66)%	0.02%
2017	MRP*, 0.02%(a)	$13.92	68		$947	1.15%	8.75%	0.02%
2016	MRP*, 0.03%(a)	$12.80	88		$1,126	0.92%	4.75%	0.03%
2015	MRP*, 0.02%(a)	$12.22	88		$1,077	0.88%	(0.73)%	0.02%

EQ/Equity 500 Index
2019	RIA*, 0.05%(a)	$1,020.82	1		$868	1.60%	30.61%	0.05%
	MRP*, 0.02%(a)	$25.41	1,070		$27,192	1.60%	30.64%	0.02%
2018	RIA*, 0.05%(a)	$781.55	1		$1,072	1.42%	(4.98)%	0.05%
	MRP*, 0.02%(a)	$19.45	1,102		$21,428	1.42%	(4.94)%	0.02%
2017	RIA*, 0.05%(a)	$822.53	1		$986	1.41%	20.98%	0.05%
	MRP*, 0.02%(a)	$20.46	1,207		$24,708	1.41%	20.99%	0.02%
2016	RIA*, 0.05%(a)	$679.87	2		$1,084	1.61%	11.18%	0.05%
	MRP*, 0.03%(a)	$16.91	1,403		$23,719	1.61%	11.18%	0.03%
2015	RIA*, 0.05%(a)	$611.49	2		$933	1.53%	0.75%	0.05%
	MRP*, 0.02%(a)	$15.21	1,470		$22,355	1.53%	0.80%	0.02%

EQ/Global Equity Managed Volatility
2019	RIA*, 0.00%(a)	$740.67	—(b	)	$8	1.29%	25.27%	0.00%
	MRP*, 0.02%(a)	$20.79	76		$1,570	1.29%	25.24%	0.02%
2018	RIA*, 0.00%(a)	$591.26	—(b	)	$7	0.99%	(12.16)%	0.00%
	MRP*, 0.02%(a)	$16.60	87		$1,444	0.99%	(12.17)%	0.02%
2017	RIA*, 0.00%(a)	$673.11	—(b	)	$8	1.13%	26.08%	0.00%
	MRP*, 0.02%(a)	$18.90	101		$1,910	1.13%	26.00%	0.02%
2016	RIA*, 0.00%(a)	$533.87	—(b	)	$7	0.86%	4.48%	0.00%
	MRP*, 0.03%(a)	$15.00	96		$1,438	0.86%	4.46%	0.03%
2015	RIA*, 0.00%(a)	$510.99	—(b	)	$100	0.85%	(1.73)%	0.00%
	MRP*, 0.02%(a)	$14.36	105		$1,506	0.85%	(1.71)%	0.02%

FSA-99

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Intermediate Government Bond
2019	RIA*, 0.05%(a)	$241.97	—(b	)	$—	1.58%	4.11%	0.05%
	MRP*, 0.02%(a)	$12.99	299		$3,884	1.58%	4.17%	0.02%
2018	RIA*, 0.05%(a)	$232.41	—(b	)	$—	1.41%	0.78%	0.05%
	MRP*, 0.02%(a)	$12.47	347		$4,335	1.41%	0.81%	0.02%
2017	RIA*, 0.05%(a)	$230.61	—(b	)	$—	0.88%	0.29%	0.05%
	MRP*, 0.02%(a)	$12.37	330		$4,080	0.88%	0.24%	0.02%
2016	RIA*, 0.05%(a)	$229.93	—(b	)	$—	0.70%	0.40%	0.05%
	MRP*, 0.03%(a)	$12.34	333		$4,109	0.70%	0.49%	0.03%
2015	RIA*, 0.05%(a)	$229.02	—(b	)	$—	0.62%	0.38%	0.05%
	MRP*, 0.02%(a)	$12.28	320		$3,935	0.62%	0.41%	0.02%

EQ/International Core Managed Volatility
2019	RIA*, 0.00%(a)	$185.69	—(b	)	$1	2.03%	22.45%	0.00%
	MRP*, 0.02%(a)	$16.67	104		$1,726	2.03%	22.48%	0.02%
2018	RIA*, 0.00%(a)	$151.65	—(b	)	$—	1.66%	(14.89)%	0.00%
	MRP*, 0.02%(a)	$13.61	104		$1,410	1.66%	(14.94)%	0.02%
2017	RIA*, 0.00%(a)	$178.18	—(b	)	$11	1.66%	26.31%	0.00%
	MRP*, 0.02%(a)	$16.00	117		$1,874	1.66%	26.28%	0.02%
2016	RIA*, 0.00%(a)	$141.07	—(b	)	$9	0.27%	0.21%	0.00%
	MRP*, 0.03%(a)	$12.67	125		$1,580	0.27%	0.16%	0.03%
2015	RIA*, 0.00%(a)	$140.77	—(b	)	$8	0.06%	(4.34)%	0.00%
	MRP*, 0.02%(a)	$12.65	146		$1,847	0.06%	(4.31)%	0.02%

EQ/International Equity Index
2019	RIA*, 0.05%(a)	$226.24	1		$217	2.79%	22.08%	0.05%
	MRP*, 0.02%(a)	$25.48	333		$8,477	2.79%	22.15%	0.02%
2018	RIA*, 0.05%(a)	$185.32	2		$362	2.33%	(15.21)%	0.02%
	MRP*, 0.02%(a)	$20.86	352		$7,353	2.33%	(15.20)%	0.05%
2017	RIA*, 0.05%(a)	$218.57	1		$324	2.62%	23.17%	0.05%
	MRP*, 0.02%(a)	$24.60	390		$9,586	2.62%	23.18%	0.02%
2016	RIA*, 0.05%(a)	$177.46	2		$322	2.66%	2.14%	0.05%
	MRP*, 0.03%(a)	$19.97	436		$8,714	2.66%	2.15%	0.03%
2015	RIA*, 0.05%(a)	$173.74	2		$427	2.30%	(2.18)%	0.05%
	MRP*, 0.02%(a)	$19.55	485		$9,472	2.30%	(2.15)%	0.02%

EQ/International Value Managed Volatility
2019	RIA*, 0.00%(a)	$197.73	—(b	)	$1	0.04%	22.65%	0.00%
2018	RIA*, 0.00%(a)	$161.21	—(b	)	$48	1.53%	(16.49)%	0.00%
2017	RIA*, 0.00%(a)	$193.05	—(b	)	$67	2.00%	23.37%	0.00%
2016	RIA*, 0.00%(a)	$156.48	—(b	)	$53	0.49%	0.75%	0.00%
2015	RIA*, 0.00%(a)	$155.32	—(b	)	$51	0.10%	(3.16)%	0.00%

EQ/Janus Enterprise
2019	MRP*, 0.02%(a)	$21.56	23		$485	0.01%	36.46%	0.02%
2018	MRP*, 0.02%(a)	$15.80	59		$940	0.00%	(1.80)%	0.02%
2017	MRP*, 0.02%(a)	$16.09	18		$282	0.00%	27.90%	0.02%
2016	MRP*, 0.03%(a)	$12.58	14		$173	0.00%	(4.41)%	0.03%
2015	MRP*, 0.02%(a)	$13.16	10		$133	0.00%	(5.46)%	0.02%

EQ/JPMorgan Value Opportunities
2019	RIA*, 0.00%(a)	$362.21	—(b	)	$61	7.49%	27.53%	0.00%
2018	RIA*, 0.00%(a)	$284.02	—(b	)	$—	1.26%	(15.40)%	0.00%

EQ/Large Cap Growth Index
2019	RIA*, 0.00%(a)	$283.11	—(b	)	$—	0.69%	35.34%	0.00%
	MRP*, 0.02%(a)	$27.52	63		$1,742	0.69%	35.30%	0.02%
2018	RIA*, 0.00%(a)	$209.19	—(b	)	$—	0.60%	(2.26)%	0.00%
	MRP*, 0.02%(a)	$20.34	59		$1,198	0.60%	(2.26)%	0.02%
2017	RIA*, 0.00%(a)	$214.03	—(b	)	$—	0.96%	29.22%	0.00%
	MRP*, 0.02%(a)	$20.81	77		$1,606	0.96%	29.17%	0.02%

FSA-100

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Large Cap Growth Index (Continued)
2016	RIA*, 0.00%(a)	$165.63	—(b	)	$—	1.02%	6.35%	0.00%
	MRP*, 0.03%(a)	$16.11	40		$641	1.02%	6.34%	0.03%
2015	RIA*, 0.00%(a)	$155.74	—(b	)	$—	1.17%	4.86%	0.00%
	MRP*, 0.02%(a)	$15.15	34		$523	1.17%	4.84%	0.02%

EQ/Large Cap Growth Managed Volatility
2019	RIA*, 0.00%(a)	$430.24	—(b	)	$21	0.45%	33.72%	0.00%
	MRP*, 0.02%(a)	$17.93	233		$4,170	0.45%	33.71%	0.02%
2018	RIA*, 0.00%(a)	$321.75	—(b	)	$16	0.43%	(2.98)%	0.00%
	MRP*, 0.02%(a)	$13.41	228		$3,052	0.43%	(2.97)%	0.02%
2017	RIA*, 0.00%(a)	$331.62	—(b	)	$17	0.49%	29.22%	0.00%
	MRP*, 0.02%(a)	$13.82	301		$4,163	0.49%	29.16%	0.02%
2016	RIA*, 0.00%(a)	$256.64	—(b	)	$32	0.59%	5.51%	0.00%
	MRP*, 0.03%(a)	$10.70	331		$3,536	0.59%	5.52%	0.03%
2015	RIA*, 0.00%(a)	$243.24	—(b	)	$30	0.27%	4.04%	0.00%
	MRP*, 0.02%(a)	$10.14	325		$3,295	0.27%	4.00%	0.02%

EQ/Large Cap Value Managed Volatility
2019	RIA*, 0.00%(a)	$275.05	—(b	)	$108	1.94%	25.44%	0.00%
	MRP*, 0.02%(a)	$25.51	342		$8,715	1.94%	25.42%	0.02%
2018	RIA*, 0.00%(a)	$219.27	3		$610	2.44%	(9.92)%	0.00%
	MRP*, 0.02%(a)	$20.34	346		$7,039	2.44%	(9.96)%	0.02%
2017	RIA*, 0.00%(a)	$243.42	3		$630	1.48%	13.85%	0.00%
	MRP*, 0.02%(a)	$22.59	403		$9,098	1.48%	13.86%	0.02%
2016	RIA*, 0.00%(a)	$213.80	3		$694	1.70%	15.32%	0.00%
	MRP*, 0.03%(a)	$19.84	455		$9,030	1.70%	15.28%	0.03%
2015	RIA*, 0.00%(a)	$185.40	4		$715	1.57%	(4.01)%	0.00%
	MRP*, 0.02%(a)	$17.21	472		$8,120	1.57%	(4.07)%	0.02%

EQ/MFS International Growth
2019	MRP*, 0.02%(a)	$17.46	41		$712	1.11%	27.26%	0.02%
2018	MRP*, 0.02%(a)	$13.72	74		$1,011	1.11%	(9.38)%	0.02%
2017	MRP*, 0.02%(a)	$15.14	52		$780	1.24%	32.00%	0.02%
2016	MRP*, 0.03%(a)	$11.47	25		$284	0.82%	1.96%	0.03%
2015	MRP*, 0.02%(a)	$11.25	34		$378	0.55%	0.18%	0.02%

EQ/Mid Cap Index
2019	RIA*, 0.00%(a)	$323.53	—(b	)	$6	1.27%	25.38%	0.00%
	MRP*, 0.02%(a)	$22.06	45		$991	1.27%	25.34%	0.02%
2018	RIA*, 0.00%(a)	$258.04	—(b	)	$5	0.95%	(11.69)%	0.00%
	MRP*, 0.02%(a)	$17.60	36		$635	0.95%	(11.69)%	0.02%
2017	RIA*, 0.00%(a)	$292.20	—(b	)	$6	0.92%	15.48%	0.00%
	MRP*, 0.02%(a)	$19.93	43		$854	0.92%	15.47%	0.02%
2016	RIA*, 0.00%(a)	$253.03	—(b	)	$5	1.18%	19.91%	0.00%
	MRP*, 0.03%(a)	$17.26	54		$935	1.18%	19.86%	0.03%
2015	RIA*, 0.00%(a)	$211.01	—(b	)	$90	1.04%	(2.86)%	0.00%
	MRP*, 0.02%(a)	$14.40	39		$558	1.04%	(2.90)%	0.02%

EQ/Mid Cap Value Managed Volatility
2019	RIA*, 0.00%(a)	$430.51	—(b	)	$103	1.36%	26.59%	0.00%
	MRP*, 0.02%(a)	$33.89	202		$6,856	1.36%	26.55%	0.02%
2018	RIA*, 0.00%(a)	$340.09	—(b	)	$82	1.19%	(13.30)%	0.00%
	MRP*, 0.02%(a)	$26.78	217		$5,808	1.19%	(13.31)%	0.02%
2017	RIA*, 0.00%(a)	$392.24	—(b	)	$109	1.05%	12.32%	0.00%
	MRP*, 0.02%(a)	$30.89	254		$7,854	1.05%	12.29%	0.02%
2016	RIA*, 0.00%(a)	$349.21	—(b	)	$128	1.21%	17.67%	0.00%
	MRP*, 0.03%(a)	$27.51	295		$8,122	1.21%	17.61%	0.03%
2015	RIA*, 0.00%(a)	$296.77	—(b	)	$133	0.73%	(3.54)%	0.00%
	MRP*, 0.02%(a)	$23.39	324		$7,567	0.73%	(3.55)%	0.02%

FSA-101

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Moderate Allocation
2019	MRP*, 0.02%(a)	$15.41	1,909		$29,411	1.68%	15.52%	0.02%
2018	MRP*, 0.02%(a)	$13.34	1,821		$24,281	1.65%	(4.78)%	0.02%
2017	MRP*, 0.02%(a)	$14.01	1,745		$24,438	1.29%	11.01%	0.02%
2016	MRP*, 0.03%(a)	$12.62	1,718		$21,681	0.96%	5.34%	0.03%
2015	MRP*, 0.02%(a)	$11.98	1,583		$18,961	0.84%	(0.91)%	0.02%

EQ/Moderate-Plus Allocation
2019	MRP*, 0.02%(a)	$16.57	169		$2,794	1.68%	19.99%	0.02%
2018	MRP*, 0.02%(a)	$13.81	158		$2,187	1.71%	(6.88)%	0.02%
2017	MRP*, 0.02%(a)	$14.83	145		$2,147	1.49%	14.87%	0.02%
2016	MRP*, 0.03%(a)	$12.91	127		$1,642	0.92%	7.23%	0.03%
2015	MRP*, 0.02%(a)	$12.04	129		$1,553	1.02%	(1.31)%	0.02%

EQ/Money Market
2019	RIA*, 0.05%(a)	$180.15)	—(b	)	$—	1.52%	1.46%	0.05%
	MRP*, 0.02%(a)	$10.30	909		$9,365	1.52%	1.48%	0.02%
2018	RIA*, 0.05%(a)	$177.55	—(b	)	$—	1.25%	1.23%	0.05%
	MRP*, 0.02%(a)	$10.15	969		$9,836	1.25%	1.20%	0.02%
2017	RIA*, 0.05%(a)	$175.40	—(b	)	$—	0.39%	0.35%	0.05%
	MRP*, 0.02%(a)	$10.03	1,064		$10,665	0.39%	0.40%	0.02%
2016	RIA*, 0.05%(a)	$174.79	—(b	)	$—	0.00%	(0.05)%	0.05%
	MRP*, 0.03%(a)	$9.99	1,252		$12,501	0.00%	0.00%	0.03%
2015	RIA*, 0.05%(a)	$174.88	—(b	)	$—	0.00%	(0.05)%	0.05%
	MRP*, 0.02%(a)	$9.99	1,383		$13,819	0.00%	0.00%	0.02%

EQ/PIMCO Global Real Return
2019	MRP*, 0.02%(a)	$10.80	9		$95	5.91%	8.43%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.96	3		$26	10.15%	0.50%	0.02%

EQ/PIMCO Ultra Short Bond
2019	MRP*, 0.02%(a)	$12.65	181		$2,295	2.26%	2.51%	0.02%
2018	MRP*, 0.02%(a)	$12.34	181		$2,228	1.82%	0.98%	0.02%
2017	MRP*, 0.02%(a)	$12.22	194		$2,376	1.31%	1.83%	0.02%
2016	MRP*, 0.03%(a)	$12.00	194		$2,325	1.05%	1.95%	0.03%
2015	MRP*, 0.02%(a)	$11.77	177		$2,079	0.46%	(0.25)%	0.02%

EQ/Quality Bond PLUS
2019	RIA*, 0.05%(a)	$267.72	—(b	)	$59	6.10%	5.58%	0.05%
2018	RIA*, 0.05%(a)	$253.57	—(b	)	$7	1.73%	0.07%	0.05%
2017	RIA*, 0.05%(a)	$253.39	—(b	)	$7	1.20%	1.34%	0.05%
2016	RIA*, 0.05%(a)	$250.04	—(b	)	$7	1.15%	1.12%	0.05%
2015	RIA*, 0.05%(a)	$247.26	—(b	)	$7	0.94%	0.17%	0.05%

EQ/Small Company Index
2019	MRP*, 0.02%(a)	$36.39	123		$4,491	1.09%	25.18%	0.02%
2018	MRP*, 0.02%(a)	$29.07	132		$3,851	0.92%	(11.32)%	0.02%
2017	MRP*, 0.02%(a)	$32.78	149		$4,872	1.06%	13.98%	0.02%
2016	MRP*, 0.03%(a)	$28.76	164		$4,705	1.08%	20.49%	0.03%
2015	MRP*, 0.02%(a)	$23.87	184		$4,399	0.84%	(4.60)%	0.02%

EQ/T. Rowe Price Growth Stock
2019	RIA*, 0.00%(a)	$32.36	—(b	)	$—	0.00%	31.12%	0.00%
	MRP*, 0.02%(a)	$28.05	45		$1,273	0.00%	31.07%	0.02%
2018	RIA*, 0.00%(a)	$24.68	—(b	)	$—	0.00%	(1.63)%	0.00%
	MRP*, 0.02%(a)	$21.40	53		$1,126	0.00%	(1.65)%	0.02%
2017	RIA*, 0.00%(a)	$25.09	—(b	)	$—	0.00%	33.39%	0.00%
	MRP*, 0.02%(a)	$21.76	40		$879	0.00%	33.33%	0.02%
2016	RIA*, 0.00%(a)	$18.81	—(b	)	$—	0.00%	1.35%	0.00%
	MRP*, 0.03%(a)	$16.32	38		$619	0.00%	1.30%	0.03%
2015	RIA*, 0.00%(a)	$18.56	—(b	)	$—	0.00%	10.21%	0.00%
	MRP*, 0.02%(a)	$16.11	26		$421	0.00%	10.27%	0.02%

FSA-102

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Continued)

December 31, 2019

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

Multimanager Core Bond
2019	MRP*, 0.02%(a)	$11.48	133		$1,526	2.14%	7.39%	0.02%
2018	MRP*, 0.02%(a)	$10.69	106		$1,135	2.72%	(0.47)%	0.02%
2017	MRP*, 0.02%(a)	$10.74	96		$1,032	2.07%	2.97%	0.02%
2016	MRP*, 0.03%(a)	$10.43	138		$1,440	2.12%	2.66%	0.03%
2015	MRP*, 0.02%(a)	$10.16	160		$1,629	2.06%	0.10%	0.02%

Multimanager Technology
2019	RIA*, 0.00%(a)	$575.99	—(b	)	$—	0.15%	37.87%	0.00%
	MRP*, 0.02%(a)	$54.57	127		$6,931	0.15%	37.84%	0.02%
2018	RIA*, 0.00%(a)	$417.78	—(b	)	$—	0.14%	2.29%	0.00%
	MRP*, 0.02%(a)	$39.59	146		$5,795	0.14%	2.27%	0.02%
2017	RIA*, 0.00%(a)	$408.41	—(b	)	$—	0.00%	39.12%	0.00%
	MRP*, 0.02%(a)	$38.71	178		$6,893	0.00%	39.09%	0.02%
2016	RIA*, 0.00%(a)	$293.56	—(b	)	$—	0.01%	8.94%	0.00%
	MRP*, 0.03%(a)	$27.83	174		$4,854	0.01%	8.92%	0.03%
2015	RIA*, 0.00%(a)	$269.46	—(b	)	$—	0.00%	6.29%	0.00%
	MRP*, 0.02%(a)	$25.55	179		$4,563	0.00%	6.24%	0.02%

Target 2015 Allocation
2019	MRP*, 0.02%(a)	$14.92	70		$1,037	1.74%	15.03%	0.02%
2018	MRP*, 0.02%(a)	$12.97	72		$930	1.39%	(4.35)%	0.02%
2017	MRP*, 0.02%(a)	$13.56	106		$1,444	1.31%	11.33%	0.02%
2016	MRP*, 0.03%(a)	$12.18	120		$1,458	1.13%	5.55%	0.03%
2015	MRP*, 0.02%(a)	$11.54	179		$2,063	1.02%	(1.95)%	0.02%

Target 2025 Allocation
2019	MRP*, 0.02%(a)	$16.41	129		$2,123	1.64%	19.43%	0.02%
2018	MRP*, 0.02%(a)	$13.74	156		$2,137	1.35%	(6.21)%	0.02%
2017	MRP*, 0.02%(a)	$14.65	245		$3,583	1.47%	15.45%	0.02%
2016	MRP*, 0.03%(a)	$12.69	228		$2,895	1.41%	7.36%	0.03%
2015	MRP*, 0.02%(a)	$11.82	218		$2,578	1.28%	(2.07)%	0.02%

Target 2035 Allocation
2019	MRP*, 0.02%(a)	$17.24	86		$1,489	1.55%	22.27%	0.02%
2018	MRP*, 0.02%(a)	$14.10	95		$1,338	1.22%	(7.18)%	0.02%
2017	MRP*, 0.02%(a)	$15.19	149		$2,269	1.38%	17.75%	0.02%
2016	MRP*, 0.03%(a)	$12.90	149		$1,919	1.45%	7.95%	0.03%
2015	MRP*, 0.02%(a)	$11.95	138		$1,646	1.28%	(2.05)%	0.02%

Target 2045 Allocation
2019	MRP*, 0.02%(a)	$17.65	121		$2,135	1.54%	24.38%	0.02%
2018	MRP*, 0.02%(a)	$14.19	126		$1,795	1.49%	(8.04)%	0.02%
2017	MRP*, 0.02%(a)	$15.43	120		$1,853	1.51%	19.71%	0.02%
2016	MRP*, 0.03%(a)	$12.89	109		$1,405	1.40%	8.59%	0.03%
2015	MRP*, 0.02%(a)	$11.87	112		$1,333	1.36%	(2.22)%	0.02%

Target 2055 Allocation
2019	MRP*, 0.02%(a)	$14.21	12		$167	1.45%	26.76%	0.02%
2018	MRP*, 0.02%(a)	$11.21	12		$136	1.18%	(8.79)%	0.02%
2017	MRP*, 0.02%(a)	$12.29	18		$226	1.62%	21.68%	0.02%
2016	MRP*, 0.03%(a)	$10.10	15		$154	2.47%	9.54%	0.03%
2015	MRP*, 0.02%(a)(c)	$9.22	4		$33	2.18%	(6.77)%	0.02%

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
2019	MRP*, 0.02%(a)	$11.10	268		$2,972	2.43%	8.61%	0.02%
2018	MRP*, 0.02%(a)(d)	$10.22	198		$2,026	0.00%	2.61%	0.02%

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
2019	MRP*, 0.02%(a)	$12.48	361		$4,506	1.45%	30.82%	0.02%
2018	MRP*, 0.02%(a)(d)	$9.54	277		$2,646	0.00%	(7.56)%	0.02%

FSA-103

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

OF AXA EQUITABLE LIFE INSURANCE COMPANY

Notes to Financial Statements (Concluded)

December 31, 2019

8.	Financial Highlights (Concluded)

(a)	Contract charge as described in footnote 6 included in these financial statements.
(b)	Amount rounds to less than 500 units.
(c)	Units were made available on May 26, 2015.
(d)	Units were made available on May 15, 2018.
*	For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
**	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
***	For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
(+)	Rates charged for the year ended December 31, 2019 are reflected under “Contract Charges” shown for each unit value class in the Statement of Assets and Liabilities.
#	This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.

9.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2019 through April 20, 2020, the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

A.    Reorganization

The following Variable Investment Option will be involved in a planned reorganization (“Reorganization Plan”). If the shareholders approve the Reorganization Plan, it is anticipated that the Reorganization Plan will take place in early to mid-June 2020. The Reorganization Plan provides for the reorganization of certain Portfolio, where interests in certain Variable Investment Option (the “Surviving Portfolio”) will replace interests in the current investment option (the “Removed Portfolio”).

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
CharterSM Small Cap Value	1290 VT Small Cap Value

B.    Others

Subsequent to December 31, 2019, equity and financial markets have experienced significant volatility and interest rates have continued to decline due to the COVID-19 pandemic. AXA Equitable is currently unable to determine the extent of the impact of the pandemic to its operations and financial condition.

FSA-104

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

AXA Equitable Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of AXA Equitable Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for leases in 2019.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 12, 2020

We have served as the Company’s auditor since 1993.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2019 AND 2018

	2019	2018
	(in millions, except share amounts)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $59,278 and $42,492)	$62,362	$41,915
Mortgage loans on real estate (net of valuation allowance of $0 and $7)	12,090	11,818
Real estate held for production of income (1)	27	52
Policy loans	3,270	3,267
Other equity investments (1)	1,149	1,144
Trading securities, at fair value	6,598	15,166
Other invested assets	2,129	1,554

Total investments	87,625	74,916
Cash and cash equivalents	1,492	2,622
Deferred policy acquisition costs	4,337	5,011
Amounts due from reinsurers	3,001	3,124
Loans to affiliates	1,200	600
GMIB reinsurance contract asset, at fair value	2,466	1,991
Current and deferred income taxes	224	438
Other assets	3,050	2,763
Separate Accounts assets	124,646	108,487

Total Assets	$228,041	$199,952

LIABILITIES
Policyholders’ account balances	$55,421	$46,403
Future policy benefits and other policyholders’ liabilities	33,976	29,808
Broker-dealer related payables	428	69
Securities sold under agreements to repurchase	—	573
Amounts due to reinsurers	105	113
Loans from affiliates	—	572
Other liabilities	1,768	1,460
Separate Accounts liabilities	124,646	108,487

Total Liabilities	$216,344	$187,485
Redeemable noncontrolling interest (2)	$39	$39
Commitments and contingent liabilities (Note 17)

EQUITY
Equity attributable to Equitable Life:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	7,809	7,807
Retained earnings	2,242	5,098
Accumulated other comprehensive income (loss)	1,592	(491)

Total equity attributable to Equitable Life	11,645	12,416
Noncontrolling interest	13	12

Total Equity	11,658	12,428

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$228,041	$199,952

(1)	See Note 2 for details of balances with variable interest entities.
(2)	See Note 20 for details of Redeemable noncontrolling interest.

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
REVENUES
Policy charges and fee income	$3,450	$3,523	$3,294
Premiums	936	862	904
Net derivative gains (losses)	(3,820)	(1,010)	894
Net investment income (loss)	3,298	2,478	2,441
Investment gains (losses), net:
Total other-than-temporary impairment losses	—	(37)	(13)
Other investment gains (losses), net	206	41	(112)

Total investment gains (losses), net	206	4	(125)

Investment management and service fees	1,022	1,029	1,007
Other income	56	65	41

Total revenues	5,148	6,951	8,456

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	4,119	3,005	3,473
Interest credited to policyholders’ account balances	1,127	1,002	921
Compensation and benefits	335	422	327
Commissions	629	620	628
Interest expense	4	34	23
Amortization of deferred policy acquisition costs	452	431	900
Other operating costs and expenses	912	2,918	635

Total benefits and other deductions	7,578	8,432	6,907

Income (loss) from continuing operations, before income taxes	(2,430)	(1,481)	1,549
Income tax (expense) benefit from continuing operations	584	446	1,210

Net income (loss) from continuing operations	(1,846)	(1,035)	2,759
Less: Net (income) loss from discontinued operations, net of taxes and noncontrolling interest	—	(114)	(85)

Net income (loss)	(1,846)	(921)	2,844
Less: Net income (loss) attributable to the noncontrolling interest	5	(3)	1

Net income (loss) attributable to Equitable Life	$(1,851)	$(918)	$2,843

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(1,846)	$(921)	$2,844

Other comprehensive income (loss) net of income taxes:
Change in unrealized gains (losses), net of reclassification adjustment	2,081	(1,230)	584
Changes in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	2	(4)	(5)
Other comprehensive income (loss) from discontinued operations	—	—	23

Total other comprehensive income (loss), net of income taxes	2,083	(1,234)	602

Comprehensive income (loss) attributable to Equitable Life	$237	$(2,155)	$3,446

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	Years Ended December 31,
	AXA Equitable Equity					Noncontrolling Interest
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total	Continuing Operations	Discontinued Operations	Total	Total Equity
	(in millions)
January 1, 2019	$2	$7,807	$5,098	$(491)	$12,416	$12	$—	$12	$12,428
Dividend to parent company	—	—	(1,005)	—	(1,005)	—	—	—	(1,005)
Net income (loss)	—	—	(1,851)	—	(1,851)	—	—	—	(1,851)
Other comprehensive income (loss)	—	—	—	2,083	2,083	—	—	—	2,083
Other	—	2	—	—	2	1	—	1	3

December 31, 2019	$2	$7,809	$2,242	$1,592	$11,645	$13	$—	$13	$11,658

January 1, 2018	$2	$6,859	$8,938	$598	$16,397	$19	$3,076	$3,095	$19,492
Cumulative effect of adoption of revenue recognition standard ASC 606	—	—	8	—	8	—	—	—	8
Cumulative effect of adoption of ASU 2018-12, Reclassification of Certain Tax Effects Attributable to Disposed Subsidiary	—	—	(83)	83	—	—	—	—	—
Transfer for Deferred tax asset in GMxB Unwind	—	1,209	—	—	1,209	—	—	—	1,209
Settlement of intercompany payables in GMxB Unwind	—	(297)	—	—	(297)	—	—	—	(297)
Distribution of disposed subsidiary	—	—	(1,175)	—	(1,175)	—	—	—	(1,175)
Transfer of accumulated other comprehensive income to discontinued operations	—	—	—	62	62	—	—	—	62
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	(2)	—	(2)	(2)
De-consolidation of real estate joint ventures	—	—	—	—	—	(8)	—	(8)	(8)
Dividend to parent company	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)
Transfer of AB Holding Units	—	—	—	—	—	—	(3,076)	(3,076)	(3,076)
Net income (loss)	—	—	(918)	—	(918)	3	—	3	(915)
Other comprehensive income (loss)	—	—	—	(1,234)	(1,234)	—	—	—	(1,234)
Other	—	36	—	—	36	—	—	—	36

December 31, 2018	$2	$7,807	$5,098	$(491)	$12,416	$12	$—	$12	$12,428

January 1, 2017	$2	$5,339	$6,095	$(4)	$11,432	$—	$3,096	$3,096	$14,528
Capital contribution from parent	—	1,500	—	—	1,500	—	—	—	1,500
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	1	—	1	1
Consolidation of real estate joint ventures	—	—	—	—	—	19	—	19	19
Repurchase of AB Holding units	—	—	—	—	—	—	(158)	(158)	(158)
Dividends paid to noncontrolling interest	—	—	—	—	—	—	(457)	(457)	(457)
Net income (loss)	—	—	2,843	—	2,843	(1)	485	484	3,327
Other comprehensive income (loss)	—	—	—	602	602	—	—	—	602
Other	—	20	—	—	20	—	110	110	130

December 31, 2017	$2	$6,859	$8,938	$598	$16,397	$19	$3,076	$3,095	$19,492

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	2019	2018	2017
	(in millions)
Cash flows from operating activities:
Net income (loss)(1)	$(1,846)	$(358)	$3,377
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,127	1,002	921
Policy charges and fee income	(3,450)	(3,523)	(3,294)
Net derivative (gains) losses	3,820	1,010	(870)
Investment (gains) losses, net	(206)	(3)	125
Realized and unrealized (gains) losses on trading securities	(429)	221	(166)
Non-cash long-term incentive compensation expense	3	218	185
Amortization of deferred cost of reinsurance asset	(7)	1,882	(84)
Amortization and depreciation	323	340	825
Cash received on the recapture of captive reinsurance	—	1,273	—
Equity (income) loss from limited partnerships	(73)	(120)	(157)
Changes in:
Net broker-dealer and customer related receivables/payables	4	838	(278)
Reinsurance recoverable	(183)	(390)	(1,018)
Segregated cash and securities, net	—	(345)	130
Capitalization of deferred policy acquisition costs	(648)	(597)	(578)
Future policy benefits	1,115	(284)	1,189
Current and deferred income taxes	(334)	(556)	(1,174)
Other, net	178	810	486

Net cash provided by (used in) operating activities	$(606)	$1,418	$(381)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$12,450	$8,935	$9,738
Mortgage loans on real estate	952	768	934
Trading account securities	10,209	9,298	9,125
Real estate joint ventures	5	139	—
Short-term investments	2,548	2,315	2,204
Other	253	190	228
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(28,537)	(11,110)	(12,465)
Mortgage loans on real estate	(1,240)	(1,642)	(2,108)
Trading account securities	(1,067)	(11,404)	(12,667)
Short-term investments	(2,762)	(1,852)	(2,456)
Other	(408)	(170)	(280)
Cash settlements related to derivative instruments	(961)	805	(1,259)
Repayments of loans to affiliates	300	900	—
Investment in capitalized software, leasehold improvements and EDP equipment	(65)	(115)	(100)
Purchase of business, net of cash acquired	—	—	(130)
Issuance of loans to affiliates	(900)	(1,100)	—
Cash disposed due to distribution of disposed subsidiary	—	(672)	—
Other, net	(55)	(91)	322

Net cash provided by (used in) investing activities	$(9,278)	$(4,806)	$(8,914)

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(CONTINUED)

	2019	2018	2017
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$12,283	$9,365	$9,334
Withdrawals	(4,641)	(4,496)	(3,926)
Transfer (to) from Separate Accounts	1,869	1,809	1,566
Proceeds from loans from affiliates	—	572	—
Change in short-term financings	—	(26)	53
Change in collateralized pledged assets	(69)	1	710
Change in collateralized pledged liabilities	1,359	(291)	1,108
(Decrease) increase in overdrafts payable	—	3	63
Repayment of loans from affiliates	(572)	—	—
Shareholder dividends paid	(1,005)	(1,672)	—
Repurchase of AB Holding Units	—	(267)	(220)
Purchases (redemptions) of noncontrolling interests of consolidated company-sponsored investment funds	19	(472)	120
Distribution to noncontrolling interest of consolidated subsidiaries	—	(610)	(457)
Increase (decrease) in securities sold under agreement to repurchase	(573)	(1,314)	(109)
Capital contribution from parent company	—	—	1,500
Other, net	84	11	(10)

Net cash provided by (used in) financing activities	$8,754	$2,613	$9,732

Effect of exchange rate changes on cash and cash equivalents	—	(12)	22

Change in cash and cash equivalents	(1,130)	(787)	459
Cash and cash equivalents, beginning of year	2,622	3,409	2,950

Cash and cash equivalents, end of year	$1,492	$2,622	$3,409

Cash and cash equivalents of disposed subsidiary:
Beginning of year	$—	$1,009	$1,006

End of year	$—	$—	$1,009

Cash and cash equivalents of continuing operations
Beginning of year	$2,622	$2,400	$1,944

End of year	$1,492	$2,622	$2,400

Supplemental cash flow information:
Interest paid	$(4)	$—	$(8)

Income taxes (refunded) paid	$(252)	$(8)	$(33)

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(CONTINUED)

	2019	2018	2017
	(in millions)

Cash flows of disposed subsidiary:
Net cash provided by (used in) operating activities	$—	$1,137	$715
Net cash provided by (used in) investing activities	—	(102)	(297)
Net cash provided by (used in) financing activities	—	(1,360)	(437)
Effect of exchange rate changes on cash and cash equivalents	—	(12)	22

Non-cash transactions:
Continuing operations
(Settlement) issuance of long-term debt	$—	$(202)	$202

Transfer of assets to reinsurer	$—	$(604)	$—

Repayments of loans from affiliates	$—	$300	$—

Disposal of subsidiary
Assets disposed	$—	$9,156	$—
Liabilities disposed	—	4,914	—

Net assets disposed	—	4,242	—
Cash disposed	—	672	—

Net non-cash disposed	$—	$3,570	$—

(1)

Net income (loss) includes $0, $564 million and $533 million in 2019, 2018 and 2017, respectively, of the discontinued operations that are not included in Net income (loss) in the Consolidated Statements of Income (Loss).

See Notes to Consolidated Financial Statements.

AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1)	ORGANIZATION

Consolidation

AXA Equitable Life Insurance Company’s (“Equitable Life” and, collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Holdings”). Prior to the closing of the initial public offering of shares of Holdings’ common stock on May 14, 2018 (the “IPO”), Holdings was a wholly-owned subsidiary of AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty, and health insurance and asset management. As of December 31, 2019, AXA owns less than 10% of the outstanding common stock of Holdings.

In March 2018, AXA contributed its 0.5% minority interest in AXA Financial, Inc. (“AXA Financial”) to Holdings, increasing Holdings’ ownership of AXA Financial to 100%. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity (the “AXA Financial Merger”). As a result of the AXA Financial Merger, Holdings assumed all of AXA Financial’s liabilities, including two assumption agreements under which it legally assumed primary liability for certain employee benefit plans of Equitable Life and various guarantees for its subsidiaries.

Discontinued Operations

In the fourth quarter of 2018, the Company transferred its economic interest in the business of AllianceBernstein Holding L.P. (“AB Holding”), AllianceBernstein L.P. (“ABLP”) AllianceBernstein Corporation and their subsidiaries (collectively, “AB”) to a newly created wholly-owned subsidiary of Holdings (the “AB Business Transfer”). The results of AB are reflected in the Company’s consolidated financial statements as a discontinued operation and, therefore, are presented as Assets of disposed subsidiary, Liabilities of disposed subsidiary on the consolidated balance sheets and Net income (loss) from discontinued operations, net of taxes, on the consolidated statements of income (loss). Intercompany transactions between the Company and AB prior to the AB Business Transfer have been eliminated. Ongoing service transactions will be reported as related party transactions going forward. See Note 19 for information on discontinued operations and transactions with AB.

As a result of the AB Business Transfer, we have reassessed the Company’s segment structure and concluded that the Company operates as a single reportable segment as information on a more segmented basis is not evaluated by the Chief Operating Decision Maker and as such there is only a single reporting segment.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities (“VIEs”) that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2019”, “2018” and “2017” refer to the years ended December 31, 2019, 2018 and 2017, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2016-02: Leases (Topic 842)
This ASU contains revised guidance to lease accounting that requires lessees to recognize on the balance sheet a “right-of-use” asset and a lease liability for virtually all lease arrangements, including those embedded in other contracts. Lessor accounting remains substantially unchanged from the current model but has been updated to align with certain changes made to the lessee model.	On January 1, 2019, the Company adopted the new leases standard using the simplified modified retrospective transition method, as of the adoption date. Prior comparable periods were not adjusted or presented under this method. We applied several practical expedients offered by ASC 842 upon adoption of this standard. These included continuing to account for existing leases based on judgment made under legacy U.S. GAAP as it relates to determining classification of leases, unamortized initial direct costs and whether contracts are leases or contain leases. We also used the practical expedient to use hindsight in determining lease terms (using knowledge and expectations as of the standard’s adoption date instead of the previous assumptions under legacy U.S. GAAP) and evaluated impairment of our right-of-use (“RoU”) assets in the transition period (using most up-to-date information.) Adoption of this standard resulted in the recognition, as of January 1, 2019, of additional RoU operating lease assets of $347 million reported in Other assets and operating lease liabilities of $439 million reported in Other liabilities in accompanying consolidated balance sheets. The operating RoU assets recognized as of January 1, 2019 are net of deferred rent of $58 million and liabilities associated with previously recognized impairments of $34 million. See Note 10 for additional information.
ASU 2017-08: Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20)
This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date and is intended to better align interest income recognition with the manner in which market participants price these instruments.	On January 1, 2019, the Company adopted the new guidance on accounting for certain premiums on callable debt securities. As the Company’s existing accounting practices aligned with the guidance in the ASU, adoption of the new standard did not have a material impact on the Company’s consolidated financial statements.
ASU 2017-12: Derivatives and Hedging (Topic 815), as clarified and amended by ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses; Topic 815, Derivatives and Hedging; and Topic 825, Financial Instruments
The amendments in these ASUs better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.	On January 1, 2019, the Company adopted the new hedging guidance. Adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2016-13: Financial Instruments — Credit Losses (Topic 326), as clarified and amended by ASU 2018-19: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-05: Financial Instruments — Credit Losses (Topic 326) Targeted Transition Relief, ASU 2019-11: Codification Improvements to Topic 326, Financial Instruments-Credit Losses

ASU 2016-13 contains new guidance which introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. ASU 2019-05 provides entities that have instruments within the scope of Subtopic 326-20 an option to irrevocably elect the fair value option on an instrument-by instrument basis upon adoption of Topic 326.

ASU 2018-19, ASU 2019-04 and ASU 2019-11, clarified the codification guidance and did not materially change the standard.

	Effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. These amendments should be applied through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective.	The Company will implement its updated expected credit loss models, processes and controls related to the identified financial assets that fall within the scope of the new standard as of the date of adoption, January 1, 2020. Management currently anticipates that the standard will have the most impact to its commercial and agricultural mortgage loan portfolios. Based on current economic conditions, the structure and size of the Company’s loan portfolio and other assets impacted by the standard as of December 31, 2019, the Company expects application of the current expected credit loss requirements will result in an immaterial reduction to retained earnings as of the date of adoption.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2019-09: Financial Services — Insurance (Topic 944): Effective Date

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update, cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. Interest rates used to discount the liability will need to be updated quarterly using an upper medium grade (low credit risk) fixed-income instrument yield.

Measurement of market risk benefits (“MRBs”). MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk. The ASU requires MRBs to be measured at fair value with changes in value attributable to changes in instrument-specific credit risk recognized in OCI.

Amortization of deferred policy acquisition costs. The ASU simplifies the amortization of deferred policy acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts. Deferred costs will be required to be written off for unexpected contract terminations but will not be subject to impairment testing.

Expanded footnote disclosures. The ASU requires additional disclosures including disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, MRBs, Separate Account liabilities and deferred policy acquisition costs. Companies will also be required to disclose information about significant inputs, judgements, assumptions and methods used in measurement.

In November 2019, ASU 2019-09 was issued which modified ASU 2018-12 to be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2021. Early adoption is permitted.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

For deferred policy acquisition costs,

companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for the liability for future policyholder benefits for traditional and limited payment contracts.

The Company is currently evaluating the impact that adoption of this guidance will have on the Company’s consolidated financial statements, however the adoption of the ASU is expected to have a significant impact on the Company’s consolidated financial condition, results of operations, cash flows and required disclosures, as well as processes and controls.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-13: Fair Value Measurement (Topic 820)
This ASU improves the effectiveness of fair value disclosures in the notes to financial statements. Amendments in this ASU modify disclosure requirements in Topic 820, including the removal, modification and addition to existing disclosure requirements.	Effective for fiscal years beginning after December 15, 2019. Early adoption is permitted, with the option to early adopt amendments to remove or modify disclosures, with full adoption of additional disclosure requirements delayed until the stated effective date. Amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively. All other amendments should be applied retrospectively.	The Company elected to early adopt during 2019 the removed disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements. The Company will delay adoption of the additional disclosures until their effective date on January 1, 2020.
ASU 2018-17: Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities
This ASU provides guidance requiring that indirect interests held through related parties in common control arrangements be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.	Effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. All entities are required to apply the amendments in this update retrospectively with a cumulative-effect adjustment to retained earnings at the beginning of the earliest period presented.	The Company will adopt this new standard effective for January 1, 2020. Management does not expect the adoption of this standard to materially impact the Company’s financial position or results of operations.
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes
This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	Effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted.	The Company is currently evaluating the impact adopting the guidance will have on the company’s consolidated financial statements, however the adoption is not expected to materially impact the Company’s financial position, results of operations, or cash flows.

Investments

The carrying values of fixed maturities classified as available-for-sale (“AFS”) are reported at fair value. Changes in fair value are reported in other comprehensive income (“OCI”). The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts (“REIT”), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity and continued viability of the issuer.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Real estate held for the production of income is stated at depreciated cost less valuation allowances. Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a one month or one-quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

Corporate owned life insurance (“COLI”) has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2019 and 2018, the carrying value of COLI was $942 million and $873 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade-date basis.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within Other invested assets or as liabilities within Other liabilities. The Company nets the fair value of all derivative financial instruments with counterparties for which an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) and related Credit Support Annex (“CSA”) have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in Net derivative gains (losses) without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Securities Repurchase and Reverse Repurchase Agreements

Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company’s securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company’s securities repurchase arrangements are reported in the consolidated statements of income (loss) as Net investment income and the associated borrowing cost is reported as Interest expense. The Company has not actively engaged in securities reverse repurchase transactions.

Commercial and Agricultural Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts, premiums and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management’s judgment in determining allowance for credit losses include the following:

•

Loan-to-value ratio — Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

•	Debt service coverage ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•

Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•

Maturity — Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower’s ability to refinance the debt and/or pay off the balloon balance.

•	Borrower/tenant related issues — Financial concerns, potential bankruptcy or words or actions that indicate imminent default or abandonment of property.

•	Payment status (current vs. delinquent) — A history of delinquent payments may be a cause for concern.

•	Property condition — Significant deferred maintenance observed during the lenders annual site inspections.

•	Other — Any other factors such as current economic conditions may call into question the performance of the loan.

Mortgage loans also are individually evaluated quarterly by the Company’s IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problem mortgages but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

For problem mortgage loans, a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan-specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as Investment gains (losses), net.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in Net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. See Note 7 for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to universal life (“UL”) and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to Amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a Reversion to the Mean (“RTM”) approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2019, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% (2.3% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2019, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.6% grading to 4.3% over six years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in “Policyholders’ dividends,” for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as Premiums ceded (assumed); and Amounts due from reinsurers (Amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, Policy charges and fee income and Policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in Net derivative gains (losses).

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholder Bonus Interest Credits

Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets in the consolidated balance sheets and amortization is included in Interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.5% to 6.3% (weighted average of 5.0%) for approximately 99.2% of life insurance liabilities and from 1.5% to 5.5% (weighted average of 4.1%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income (“DI”) reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

Obligations arising from funding agreements are also reported in Policyholders’ account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York (“FHLBNY”), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits (“GMDB”) and/or contain a guaranteed minimum living benefit (“GMLB,” and together with GMDB, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit (“GMIB”) base. The Company previously issued certain variable annuity products with and guaranteed income benefit (“GIB”) features, guaranteed withdrawal benefit for life (“GWBL”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). These reserves are recorded within Future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIB feature with a no-lapse guarantee rider (“GMIBNLG”), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) are considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years.

This pattern of profits followed by losses is exhibited in our variable interest-sensitive life (“VISL”) business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these Profits Followed by Losses (“PFBL”) using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives

Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums and recoveries and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in Net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in Future policyholders’ benefits and other policyholders’ liabilities and embedded derivatives in ceded reinsurance contracts are reported in the GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in Policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss). For 2019, 2018 and 2017, investment results of such Separate Accounts were gains (losses) of $22.9 billion, and $(7.2) billion and $16.7 billion, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues or expenses. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as Other trading in the consolidated balance sheets.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in Other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Internal-use Software

Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized software costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized internal-use software, net of accumulated amortization, amounted to $126 million and $115 million at December 31, 2019 and 2018, respectively, and is recorded in Other assets in the Consolidated balance sheets. Amortization of capitalized internal-use software in 2019, 2018 and 2017 was $36 million, $35 million and $37 million, respectively, recorded in other Operating costs and expenses in the consolidated statements of income (loss).

Long-term Debt

Liabilities for long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within Interest expense in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as Investment management and service fees in the Company’s consolidated statements of income (loss) are investment management and administrative service fees earned by AXA Equitable Funds Management Group, LLC (“Equitable FMG”) as well as certain asset-based fees associated with insurance contracts.

Equitable FMG provides investment management and administrative services, such as fund accounting and compliance services, to AXA Premier VIP Trust (“Equitable Premier VIP Trust”), EQ Advisors Trust (“EQAT”) and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of assets under management (“AUM”), are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in Other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and Equitable Trust shares to Separate Accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and Equitable Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the net asset value (“NAV”) of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as Investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as Other Income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s subsidiary broker-dealer operations and sales commissions from the Company’s general agent for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

Discontinued Operations

The results of operations of a component of the Company that has been disposed of are reported in discontinued operations if certain criteria are met; such as if the disposal represents a strategic shift that has or will have a major effect on the Company’s operations and financial results. The results of AB for the year ended December 31, 2019, are reported in the Company’s consolidated statements of income (loss) as Net income (loss) from discontinued operations, net of taxes and noncontrolling interest. Intercompany transactions between the Company and AB prior to the disposal have been eliminated. See Note 19 for information on discontinued operations and transactions with AB.

Accounting and Consolidation of Variable Interest Entities (“VIEs”)

For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations (“CDOs”)), the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management (“AUM”) to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

At December 31, 2019 and 2018, respectively, the Company held approximately $1.1 billion and $1.1 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are $160.2 billion and $166.1 billion at December 31, 2019 and 2018, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1.1 billion and $1.1 billion and approximately $1.1 billion and $916 million of unfunded commitments at December 31, 2019 and 2018, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Redeemable noncontrolling interests are presented in mezzanine equity and non-redeemable noncontrolling interests are presented within permanent equity.

At December 31, 2019 and 2018, the Company consolidated one real estate joint venture for which it was identified as the primary beneficiary under the VIE model. The consolidated entity is jointly owned by Equitable Life and AXA France and holds an investment in a real estate venture. Included in the Company’s consolidated balance sheets at December 31, 2019 and 2018 are total assets of $32 million and $36 million, respectively related to this VIE, primarily resulting from the consolidated presentation of Real estate held for production of income. In addition, Real estate held for production of income reflects $(5) million as related to one non-consolidated joint venture at December 31, 2019 and $16 million income as related to two non-consolidated joint ventures at December 31, 2018.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and deferred sales inducement assets (“DSI”). As a result of this review, some assumptions were updated, resulting in increases and decreases in the carrying values of these product liabilities and assets.

The net impact of assumption changes in the third quarter of 2019 decreased Policy charges and fee income by $11 million, increased Policyholders’ benefits by $886 million, increased Net derivative losses by $548 million, decreased Interest credited to policyholders’ account balances by $14 million and decreased the Amortization of DAC by $77 million. This resulted in a decrease in Income (loss) from operations, before income taxes of $1.4 billion and decreased Net income (loss) by $1.1 billion. There was no material impact from model changes during the third quarter of 2019 to our Income (loss) from continuing operations, before income taxes or Net income (loss).

The net impact of assumption changes in the third quarter of 2018 decreased Policy charges and fee income by $12 million, decreased Policyholders’ benefits by $684 million, increased Net derivative losses by $1.1 billion, and decreased the Amortization of DAC by $165 million. This resulted in a decrease in the third quarter of 2018 in Income (loss) from operations, before income taxes of $228 million and decreased Net income (loss) by approximately $187 million. There was no material impact from model changes during the third quarter of 2018 to our Income (loss) from continuing operations, before income taxes or Net income (loss).

The net impact of assumption changes in 2017 increased Policyholders’ benefits by $23 million, decreased the Amortization of DAC by $247 million, decreased Policy charges and fee income by $88 million, increased the fair value of our GMIB reinsurance asset by $1.5 billion and decreased the fair value of the GMIBNLG liability by $447 million. This resulted in an increase in Income (loss) from operations, before income taxes of $1.7 billion and increased Net income by approximately $1.1 billion.

3)	INVESTMENTS

Fixed Maturities

The following tables provide information relating to fixed maturities classified as available-for-sale (“AFS”).

Available-for-Sale Fixed Maturities by Classification

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
December 31, 2019:
Fixed Maturities:
Corporate(1)	$42,347	$2,178	$61	$44,464	$—
U.S. Treasury, government and agency	14,385	1,151	305	15,231	—
States and political subdivisions	584	68	3	649	—
Foreign governments	460	35	5	490	—
Residential mortgage-backed(2)	161	12	—	173	—
Asset-backed(3)	843	3	2	844	—
Redeemable preferred stock	498	18	5	511	—

Total at December 31, 2019	$59,278	$3,465	$381	$62,362	$—

December 31, 2018:
Fixed Maturities:
Corporate(1)	$26,690	$385	$699	$26,376	$—
U.S. Treasury, government and agency	13,646	143	454	13,335	—
States and political subdivisions	408	47	1	454	—
Foreign governments	515	17	13	519	—
Residential mortgage-backed(2)	193	9	—	202	—
Asset-backed(3)	600	1	11	590	2
Redeemable preferred stock	440	16	17	439	—

Total at December 31, 2018	$42,492	$618	$1,195	$41,915	$2

(1)	Corporate fixed maturities include both public and private issues.

(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)	Amounts represent OTTI losses in AOCI, which were not included in Net income (loss).

The contractual maturities of AFS fixed maturities at December 31, 2019 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of Available-for-Sale Fixed Maturities

	Amortized Cost	Fair Value
	(in millions)
December 31, 2019:
Due in one year or less	$3,729	$3,745
Due in years two through five	13,266	13,663
Due in years six through ten	16,527	17,606
Due after ten years	24,254	25,820

Subtotal	57,776	60,834
Residential mortgage-backed securities	161	173
Asset-backed securities	843	844
Redeemable preferred stock	498	511

Total at December 31, 2019	$59,278	$62,362

The following table shows proceeds from sales, gross gains (losses) from sales for AFS fixed maturities for the years ended December 31, 2019, 2018 and 2017:

Proceeds and Gains (Losses) on Sales for Available-for-Sale Fixed Maturities

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Proceeds from sales	$8,702	$7,136	$7,232

Gross gains on sales	$229	$145	$98

Gross losses on sales	$(28)	$(103)	$211

Total OTTI	$—	$(37)	$(13)
Non-credit losses recognized in OCI	—	—	—

Credit losses recognized in net income (loss)	$—	$(37)	$(13)

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts:

Available-for-Sale Fixed Maturities — Credit Loss Impairments

	Years Ended December 31,
	2019	2018
	(in millions)
Balance at January 1,	$(46)	$(10)
Previously recognized impairments on securities that matured, paid, prepaid or sold	31	1
Recognized impairments on securities impaired to fair value this period(1)	—	—
Impairments recognized this period on securities not previously impaired	—	(37)
Additional impairments this period on securities previously impaired	—	—
Increases due to passage of time on previously recorded credit losses	—	—
Accretion of previously recognized impairments due to increases in expected cash flows	—	—

Balance at December 31,	$(15)	$(46)

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Net unrealized investment gains (losses) on fixed maturities classified as AFS are included in the consolidated balance sheets as a component of AOCI.

Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI:

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2019	$(577)	$39	$(55)	$125	$(468)
Net investment gains (losses) arising during the period	3,872	—	—	—	3,872
Reclassification adjustment:
Included in Net income (loss)	(211)	—	—	—	(211)
Excluded from Net income (loss)(1)	—	—	—	—	—
Impact of net unrealized investment gains (losses) on:
DAC	—	(870)	—	—	(870)
Deferred income taxes	—	—	—	(558)	(558)
Policyholders’ liabilities	—	—	(137)	—	(137)

Net unrealized investment gains (losses) excluding OTTI losses	3,084	(831)	(192)	(433)	1,628
Net unrealized investment gains (losses) with OTTI losses	—	—	—	—	—

Balance, December 31, 2019	$3,084	$(831)	$(192)	$(433)	$1,628

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2018	$1,526	$(315)	$(232)	$(300)	$679
Net investment gains (losses) arising during the period	(2,098)	—	—	—	(2,098)
Reclassification adjustment:
Included in Net income (loss)	(5)	—	—	—	(5)
Excluded from Net income (loss)(1)	—	—	—	—	—
Impact of net unrealized investment gains (losses) on:
DAC	—	354	—	—	354
Deferred income taxes(2)	—	—	—	425	425
Policyholders’ liabilities	—	—	177	—	177

Net unrealized investment gains (losses) excluding OTTI losses	(577)	39	(55)	125	(468)
Net unrealized investment gains (losses) with OTTI losses	—	—	—	—	—

Balance, December 31, 2018	$(577)	$39	$(55)	$125	$(468)

(1)	Represents “transfers out” related to the portion of OTTI losses during the period that were not recognized in Net income (loss) for securities with no prior OTTI loss.
(2)	Includes a $86 million income tax benefit from the impact of adoption of ASU 2018-02.

The following tables disclose the fair values and gross unrealized losses of the 390 securities at December 31, 2019 and the 1,471 securities at December 31, 2018 that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

Continuous Gross Unrealized Losses for Available-for-Sale Fixed Maturities

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2019:
Fixed Maturities:
Corporate	$2,669	$41	$366	$20	$3,035	$61
U.S. Treasury, government and agency	4,245	305	2	—	4,247	305
States and political subdivisions	123	3	—	—	123	3
Foreign governments	11	—	47	5	58	5
Asset-backed	319	—	201	2	520	2
Redeemable preferred stock	29	—	49	5	78	5

Total	$7,396	$349	$665	$32	$8,061	$381

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2018:
Fixed Maturities:
Corporate	$8,369	$306	$6,161	$393	$14,530	$699
U.S. Treasury, government and agency	2,636	68	3,154	386	5,790	454
States and political subdivisions	—	—	19	1	19	1
Foreign governments	109	3	76	10	185	13
Residential mortgage-backed	—	—	13	—	13	—
Asset-backed	558	11	6	—	564	11
Redeemable preferred stock	160	12	31	5	191	17

Total	$11,832	$400	$9,460	$795	$21,292	$1,195

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.6% of total corporate securities. The largest exposures to a single issuer of corporate securities held at December 31, 2019 and 2018 were $279 million and $210 million, respectively, representing 2.4% and 1.7% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners (“NAIC”) designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2019 and 2018, respectively, approximately $1.4 billion and $1.2 billion, or 2.3% and 2.9%, of the $59.3 billion and $42.5 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $21 million and $30 million at December 31, 2019 and 2018, respectively.

At December 31, 2019 and 2018, respectively, the $32 million and $795 million of gross unrealized losses of twelve months or more were concentrated in corporate and U.S. Treasury, government and agency securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either December 31, 2019 or 2018. At December 31, 2019, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

At December 31, 2019 and 2018, respectively, the fair value of the Company’s trading account securities was $6.6 billion and $15.2 billion. At December 31, 2019 and 2018, respectively, trading account securities included the General Account’s investment in Separate Accounts, which had carrying values of $58 million and $48 million.

Mortgage Loans

The payment terms of mortgage loans may from time to time be restructured or modified.

At December 31, 2019 and 2018, the carrying values of problem commercial mortgage loans on real estate that had been classified as non-accrual loans were $0 million and $19 million, respectively.

Allowances for credit losses for commercial mortgage loans were $0 million and $7 million for the years ended December 31, 2019 and 2018, respectively. There were no allowances for credit losses for agricultural mortgage loans in 2019 and 2018.

The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2019 and 2018. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios

	Debt Service Coverage Ratio(1)
Loan-to-Value Ratio(2):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total Mortgage Loans
	(in millions)
December 31, 2019:
Commercial Mortgage Loans:
0% - 50%	$887	$38	$214	$24	$—	$—	$1,163
50% - 70%	4,097	1,195	1,118	795	242	—	7,447
70% - 90%	251	98	214	154	46	—	763
90% plus	—	—	—	—	—	—	—

Total Commercial Mortgage Loans	$5,235	$1,331	$1,546	$973	$288	$—	$9,373

Agricultural Mortgage Loans:
0% - 50%	$322	$104	$241	$545	$321	$50	$1,583
50% - 70%	82	87	236	426	251	33	1,115
70% - 90%	—	—	—	19	—	—	19
90% plus	—	—	—	—	—	—	—

Total Agricultural Mortgage Loans	$404	$191	$477	$990	$572	$83	$2,717

Total Mortgage Loans:
0% - 50%	$1,209	$142	$455	$569	$321	$50	$2,746
50% - 70%	4,179	1,282	1,354	1,221	493	33	8,562
70% - 90%	251	98	214	173	46	—	782
90% plus	—	—	—	—	—	—	—

Total Mortgage Loans	$5,639	$1,522	$2,023	$1,963	$860	$83	$12,090

December 31, 2018:
Commercial Mortgage Loans:
0% - 50%	$780	$21	$247	$24	$—	$—	$1,072
50% - 70%	4,908	656	1,146	325	151	—	7,186
70% - 90%	260	—	117	370	98	—	845
90% plus	—	—	—	27	—	—	27

Total Commercial Mortgage Loans	$5,948	$677	$1,510	$746	$249	$—	$9,130

Agricultural Mortgage Loans:
0% - 50%	$282	$147	$267	$543	$321	$51	$1,611
50% - 70%	112	46	246	379	224	31	1,038
70% - 90%	—	—	—	19	27	—	46
90% plus	—	—	—	—	—	—	—

Total Agricultural Mortgage Loans	$394	$193	$513	$941	$572	$82	$2,695

	Debt Service Coverage Ratio(1)
Loan-to-Value Ratio(2):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total Mortgage Loans
	(in millions)

Total Mortgage Loans:
0% - 50%	$1,062	$168	$514	$567	$321	$51	$2,683
50% - 70%	5,020	702	1,392	704	375	31	8,224
70% - 90%	260	—	117	389	125	—	891
90% plus	—	—	—	27	—	—	27

Total Mortgage Loans	$6,342	$870	$2,023	$1,687	$821	$82	$11,825

(1)	The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
(2)	The loan-to-value ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually.

The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2019 and 2018, respectively:

Age Analysis of Past Due Mortgage Loans

	30-59 Days	60-89 Days	90 Days or More	Total	Current	Total Financing Receivables	Recorded Investment 90 Days or More and Accruing
	(in millions)
December 31, 2019:
Commercial	$—	$—	$—	$—	$9,373	$9,373	$—
Agricultural	57	1	66	124	2,593	2,717	66

Total Mortgage Loans	$57	$1	$66	$124	$11,966	$12,090	$66

December 31, 2018:
Commercial	$—	$—	$27	$27	$9,103	$9,130	$—
Agricultural	18	8	42	68	2,627	2,695	40

Total Mortgage Loans	$18	$8	$69	$95	$11,730	$11,825	$40

Net Investment Income (Loss)

The following table breaks out Net investment income (loss) by asset category:

	Years Ended December 31
	2019	2018	2017
	(in millions)

Fixed maturities	$1,902	$1,540	$1,365
Mortgage loans on real estate	540	494	453
Real estate held for the production of income	(2)	(6)	2
Other equity investments	74	123	169
Policy loans	198	201	205
Trading securities	712	128	258
Other investment income	18	69	54

Gross investment income (loss)	3,442	2,549	2,506
Investment expenses	(144)	(71)	(65)

Net investment income (loss)	$3,298	$2,478	$2,441

Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the Consolidated Statements of Income (Loss). The table below shows a breakdown of Net investment income (loss) from trading account securities during the years ended December 31, 2019, 2018 and 2017:

Net Investment Income (Loss) from Trading Securities

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$422	$(174)	$63
Net investment gains (losses) recognized on securities sold during the period	7	(24)	(19)
Unrealized and realized gains (losses) on trading securities	429	(198)	44
Interest and dividend income from trading securities	283	326	214

Net investment income (loss) from trading securities	$712	$128	$258

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Fixed maturities	$203	$6	$(130)
Mortgage loans on real estate	(1)	—	2
Real estate held for the production of income	3	—	—
Other equity investments	—	—	3
Other	1	(2)	—

Investment gains (losses), net	$206	$4	$(125)

For the years ended December 31, 2019, 2018 and 2017, respectively, investment results passed through to certain participating group annuity contracts as Interest credited to policyholders’ account balances totaled $2 million, $3 million and $3 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of Treasury Inflation-Protected Securities (“TIPS”), which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The Company bought interest rate swaptions during the second quarter of 2019 to reduce the impact of unfavorable changes in interest rates. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of the GMIB features is accounted for as a derivative.

The Company has in place an economic hedge program using interest rate swaps and treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the Structured Capital Strategies (“SCS”) variable annuity, Structured Investment Option in the EQUI-VEST variable annuity series (“SIO”), Market Stabilizer Option (“MSO”) in the variable life insurance products and Indexed Universal Life (“IUL”) insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used to Hedge Universal Life Products with Secondary Guarantee (“ULSG”) Policy

The Company implemented a hedge program using fixed income total return swaps to mitigate the interest rate exposure in ULSG statutory liability.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps (“CDSs”). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDSs in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty’s option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The Standard North American CDS Contract (“SNAC”) or Standard European Corporate Contract (“STEC”) under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

In June 2019, the Company terminated a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. The Company terminated $3.9 billion, in notional, of total return swaps reported in other invested assets in the Company’s balance sheet. The terminated total return swaps had a gain of $121 million.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

Derivative Instruments by Category

	At December 31, 2019
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2019
	(in millions)
Freestanding Derivatives(1)(2):
Equity contracts:
Futures	$3,510	$—	$—	$(1,294)
Swaps	17,064	9	279	(2,405)
Options	47,766	5,080	1,749	2,211
Interest rate contracts:
Swaps	23,700	467	523	2,037
Futures	20,424	—	—	139
Swaptions	3,201	16	—	(35)
Credit contracts:
Credit default swaps	1,232	18	—	16

	At December 31, 2019
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2019
	(in millions)
Other freestanding contracts:
Foreign currency contracts	$501	$3	$—	$(9)
Margin	—	140	—	—
Collateral	—	72	3,001	—

Embedded Derivatives(2):
GMIB reinsurance contracts	—	2,466	—	500
GMxB derivative features liability(3)	—	—	8,246	(2,428)
SCS, SIO, MSO and IUL indexed features(4)	—	—	3,150	(2,552)

Total	$117,398	$8,271	$16,948	$(3,820)

(1)	Reported in Other invested assets in the consolidated balance sheets.
(2)	Reported in Net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	SCS, SIO, MSO and IUL indexed features are reported in Policyholders’ account balances in the consolidated balance sheets.

Derivative Instruments by Category

	At December 31, 2018
		Fair Value
	Notional Amount	Asset Derivatives	Liability Derivatives	Gains (Losses) Reported in Net Income (Loss) Year Ended December 31, 2018
	(in millions)
Freestanding Derivatives(1)(2):
Equity contracts:
Futures	$10,411	$—	$—	$550
Swaps	7,697	140	168	675
Options	21,698	2,119	1,163	(899)
Interest rate contracts:
Swaps	27,003	632	194	(456)
Futures	11,448	—	—	118
Credit contracts:
Credit default swaps	1,282	17	—	(3)
Other freestanding contracts:
Foreign currency contracts	2,097	27	14	6
Margin	—	7	5	—
Collateral	—	3	1,564	—

Embedded Derivatives(2):
GMIB reinsurance contracts	—	1,991	—	(1,068)
GMxB derivative features liability(3)	—	—	5,431	(786)
SCS, SIO, MSO and IUL indexed features(4)	—	—	687	853

Total	$81,636	$4,936	$9,226	$(1,010)

(1)	Reported in Other invested assets in the consolidated balance sheets.

(2)	Reported in Net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	SCS, SIO, MSO and IUL indexed features are reported in Policyholders’ account balances in the consolidated balance sheets.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts at December 31, 2019 are exchange-traded and net settled daily in cash. At December 31, 2019, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $58 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $165 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East (“EAFE”) indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $60 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its over-the-counter (“OTC”) derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. At December 31, 2019 and 2018, respectively, the Company held $3.0 billion and $1.6 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in Other invested assets. The Company posted collateral of $72 million and $3 million at December 31, 2019 and 2018, respectively, in the normal operation of its collateral arrangements.

Securities Repurchase and Reverse Repurchase Transactions

Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. The Company’s securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements, respectively and are reported in the consolidated balance sheets on a gross basis. At December 31, 2019 and 2018, the balance outstanding under securities repurchase transactions was $0 million and $573 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see “Obligations under Funding Agreements” in Note 17 , Commitments and Contingent Liabilities.

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments at December 31, 2019:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

At December 31, 2019

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Total derivatives	$5,804	$5,429	$375	$(77)	$298
Other financial instruments	1,754	—	1,754	—	1,754

Other invested assets	$7,558	$5,429	$2,129	$(77)	$2,052

Liabilities:
Total derivatives	$5,474	$5,429	$45	$—	$45
Other financial liabilities	1,723	—	1,723	—	1,723

Other liabilities	$7,197	$5,429	$1,768	$—	$1,768

(1)	Includes primarily financial instrument sent (held).

The Company had no Securities sold under agreement to repurchase at December 31, 2019.

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments at December 31, 2018.

Offsetting of Financial Assets and Liabilities and Derivative Instruments

At December 31, 2018

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(4)	Net Amount
	(in millions)
Assets:
Total derivatives	$2,946	$2,912	$34	$—	$34
Other financial instruments	1,520	—	1,520	—	1,520

Other invested assets	$4,466	$2,912	$1,554	$—	$1,554

Liabilities:
Total derivatives	$3,109	$2,912	$197	$—	$197
Other financial liabilities	1,263	—	1,263	—	1,263

Other liabilities	$4,372	$2,912	$1,460	$—	$1,460

Securities sold under agreement to repurchase(1)(2)(3)	$571	$—	$571	$(588)	$(17)

(1)	Excludes expense of $2 million in Securities sold under agreement to repurchase on the consolidated balance sheets.
(2)	U.S. Treasury and agency securities are in Fixed maturities available-for-sale on the consolidated balance sheets.
(3)	Cash is included in Cash and cash equivalents on consolidated balance sheets.
(4)	Includes primarily financial instrument sent (held).

The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2018:

Repurchase Agreement Accounted for as Secured Borrowings

At December 31, 2018

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
	(in millions)
Securities sold under agreement to repurchase(1)
U.S. Treasury and agency securities	$—	$571	$—	$—	$571

Total	$—	$571	$—	$—	$571

(1)	Excludes expense of $2 million in Securities sold under agreement to repurchase on the consolidated balance sheets.

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York State Department of Financial Services (the “NYDFS”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2019	2018
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$6,478	$6,709
Policyholder dividend obligation	2	—
Other liabilities	38	47

Total Closed Block liabilities	6,518	6,756

Assets Designated to the Closed Block:
Fixed maturities available-for-sale, at fair value (amortized cost of $3,558 and $3,680)	3,754	3,672
Mortgage loans on real estate, net of valuation allowance of $— and $—	1,759	1,824
Policy loans	706	736
Cash and other invested assets	82	76
Other assets	145	179

Total assets designated to the Closed Block	6,446	6,487

Excess of Closed Block liabilities over assets designated to the Closed Block	72	269
Amounts included in Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $(2) and $0; and net of income tax: $41 and $0	164	8

Maximum future earnings to be recognized from closed block assets and liabilities	$236	$277

The Company’s Closed Block revenues and expenses were as follows:

	Years ended December 31,
	2019	2018	2017
	(in millions)
Revenues:
Premiums and other income	$182	$194	$224
Net investment income (loss)	278	291	314
Investment gains (losses), net	(1)	(3)	(20)

Total revenues	459	482	518

Benefits and Other Deductions:
Policyholders’ benefits and dividends	439	471	537
Other operating costs and expenses	2	3	2

Total benefits and other deductions	441	474	539

Net income (loss), before income taxes	18	8	(21)
Income tax (expense) benefit	(2)	(3)	(36)

Net income (loss)	$16	$5	$(57)

A reconciliation of the Company’s policyholder dividend obligation follows:

	December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$—	$19	$52
Unrealized investment gains (losses)	2	(19)	(33)

Balance, end of year	$2	$—	$19

6)	DAC AND POLICYHOLDER BONUS INTEREST CREDITS

Changes in the deferred policy acquisition cost asset for the years ended December 31, 2019, 2018 and 2017 were as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$5,011	$4,492	$5,025
Capitalization of commissions, sales and issue expenses	648	597	578
Amortization:
Impact of assumptions updates and model changes	77	165	(247)
All other	(529)	(596)	(653)

Total amortization	(452)	(431)	(900)

Change in unrealized investment gains and losses	(870)	353	(211)

Balance, end of year	$4,337	$5,011	$4,492

The deferred asset for policyholder bonus interest credits is reported in Other assets in the Consolidated balance sheets and changes in the deferred asset for policyholder bonus interest credits are reported in Interest credited to policyholders’ account balances. For the years ended December 31, 2019, 2018 and 2017 changes were as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance, beginning of year	$426	$473	$504
Policyholder bonus interest credits deferred	—	4	6
Amortization charged to income	5	(51)	(37)

Balance, end of year	$431	$426	$473

7)	FAIR VALUE DISCLOSURES

The accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2019 and December 31, 2018, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

Fair Value Measurements at December 31, 2019

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate(1)	$—	$43,218	$1,246	$44,464
U.S. Treasury, government and agency	—	15,231	—	15,231
States and political subdivisions	—	610	39	649
Foreign governments	—	490	—	490
Residential mortgage-backed(2)	—	173	—	173
Asset-backed(3)	—	744	100	844
Redeemable preferred stock	237	274	—	511

Total fixed maturities, available-for-sale	237	60,740	1,385	62,362
Other equity investments	13	—	—	13
Trading securities	321	6,277	—	6,598
Other invested assets:
Short-term investments	—	468	—	468
Assets of consolidated VIEs/VOEs	—	—	16	16
Swaps	—	(326)	—	(326)
Credit default swaps	—	18	—	18
Options	—	3,331	—	3,331

Total other invested assets	—	3,491	16	3,507
Cash equivalents	1,155	—	—	1,155
GMIB reinsurance contracts asset	—	—	2,466	2,466
Separate Accounts assets(4)	121,184	2,878	—	124,061

Total Assets	$122,910	$73,386	$3,867	$200,162

Liabilities:
GMxB derivative features’ liability	$—	$—	$8,246	$8,246
SCS, SIO, MSO and IUL indexed features’ liability	—	3,150	—	3,150

Total Liabilities	$—	$3,150	$8,246	$11,396

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. At December 31, 2019 the fair value of such investments was $356 million.

Fair Value Measurements at December 31, 2018

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate(1)	$—	$25,202	$1,174	$26,376
U.S. Treasury, government and agency	—	13,335	—	13,335
States and political subdivisions	—	416	38	454
Foreign governments	—	519	—	519
Residential mortgage-backed(2)	—	202	—	202
Asset-backed(3)	—	71	519	590
Redeemable preferred stock	163	276	—	439

Total fixed maturities, available-for-sale	163	40,021	1,731	41,915
Other equity investments	12	—	—	12
Trading securities	218	14,919	29	15,166
Other invested assets:
Short-term investments	—	412	—	412
Assets of consolidated VIEs/VOEs	—	—	19	19
Swaps	—	423	—	423
Credit default swaps	—	17	—	17
Options	—	956	—	956

Total other invested assets	—	1,808	19	1,827
Cash equivalents	2,160	—	—	2,160
GMIB reinsurance contracts asset	—	—	1,991	1,991
Separate Accounts assets(4)	105,159	2,733	21	107,913

Total Assets	$107,712	$59,481	$3,791	$170,984

Liabilities:
GMxB derivative features’ liability	$—	$—	$5,431	$5,431
SCS, SIO, MSO and IUL indexed features’ liability	—	687	—	687

Total Liabilities	$—	$687	$5,431	$6,118

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. At December 31, 2018 the fair value of such investments was $353 million.

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap (“OIS”) curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS and EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts, offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities’ fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features’ liability over a range of market-consistent economic scenarios.

The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset and liabilities and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $175 million and $184 million at December 31, 2019 and 2018, respectively, to recognize incremental counterparty non-performance risk.

Lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

In 2019, AFS fixed maturities with fair values of $540 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $14 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 4.8% of total equity at December 31, 2019.

In 2018, AFS fixed maturities with fair values of $28 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $83 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2018.

The tables below present reconciliations for all Level 3 assets and liabilities at December 31, 2019, 2018 and 2017, respectively.

Level 3 Instruments — Fair Value Measurements

	Corporate	State and Political Subdivisions	Commercial Mortgage- backed	Asset- backed	Redeemable Preferred Stock
	(in millions)
Balance, January 1, 2019	$1,174	$38	$—	$519	$—
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net investment income (loss)	4	—	—	—	—
Investment gains (losses), net	—	—	—	—	—

Subtotal	4	—	—	—	—

Other comprehensive income (loss)	5	3	—	1	—
Purchases	273	—	—	100	—
Sales	(120)	(2)	—	(84)	—
Transfers into Level 3(1)	14	—	—	—	—
Transfers out of Level 3(1)	(104)	—	—	(436)	—

Balance, December 31, 2019	$1,246	$39	$—	$100	$—

Balance, January 1, 2018	$1,139	$40	$—	$8	$—
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net investment income (loss)	7	—	—	(2)	—
Investment gains (losses), net	(8)	—	—	—	—

Subtotal	(1)	—	—	(2)	—

Other comprehensive income (loss)	(20)	(1)	—	(7)	—
Purchases	322	—	—	550	—
Sales	(321)	(1)	—	(30)	—
Transfers into Level 3(1)	83	—	—	—	—
Transfers out of Level 3(1)	(28)	—	—	—	—

Balance, December 31, 2018	$1,174	$38	$—	$519	$—

Balance, January 1, 2017	$845	$42	$349	$24	$1
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Net Investment income (loss)	5	—	(2)	—	—
Investment gains (losses), net	2	—	(63)	15	—

Subtotal	7	—	(65)	15	—

Other comprehensive income (loss)	4	(1)	45	(9)	(1)
Purchases	612	—	—	—	—
Sales	(331)	(1)	(329)	(21)	—
Transfers into Level 3(1)	7	—	—	—	—
Transfers out of Level 3(1)	(5)	—	—	(1)	—

Balance, December 31, 2017	$1,139	$40	$—	$8	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

	Other Equity Investments	GMIB Reinsurance Contract Asset	Separate Account Assets	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2019	$48	$1,991	$21	$(5,431)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses), excluding non-performance risk	—	458	—	(3,220)
Non-performance risk(1)	—	42	—	792

Subtotal	—	500	—	(2,428)

Purchases(2)	—	47	—	(416)
Sales(3)	—	(72)	(1)	29
Settlements	—	—	(2)	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—
Transfers into Level 3(4)	—	—	—	—
Transfers out of Level 3(4)	(29)	—	(18)	—

Balance, December 31, 2019	$16	$2,466	$—	$(8,246)

Balance, January 1, 2018	$25	$10,488	$22	$(4,256)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses), excluding non-performance risk	—	(972)	—	(296)
Non-performance risk(1)	—	(96)	—	(490)

Subtotal	—	(1,068)	—	(786)

Purchases(2)	29	96	5	(403)
Sales(3)	—	(62)	(1)	14
Settlements	—	(7,463)	(5)	—
Activity related to consolidated VIEs/VOEs	(6)	—	—	—
Transfers into Level 3(4)	5	—	—	—
Transfers out of Level 3(4)	(5)	—	—	—

Balance, December 31, 2018	$48	$1,991	$21	$(5,431)

Balance, January 1, 2017	$40	$10,313	$17	$(5,473)
Total gains (losses), realized and unrealized, included in:
Income (loss) as:
Investment gains (losses), net	—	—	(1)	—
Net derivative gains (losses), excluding non-performance risk	—	(6)	—	1,443
Non-performance risk(1)	—	75	—	149

Subtotal	—	69	(1)	1,592

Purchases(2)	—	221	12	(381)
Sales(3)	—	(115)	(2)	6
Settlements	—	—	(4)	—
Activity related to consolidated VIEs/VOEs	(15)	—	—	—
Transfers into Level 3(4)	—	—	—	—
Transfers out of Level 3(4)	—	—	—	—

Balance, December 31, 2017	$25	$10,488	$22	$(4,256)

(1)	The Company’s non-performance risk is recorded through Net derivative gains (losses).
(2)	For the GMIB reinsurance contract asset and GMxB derivative features liability, represents attributed fee.

(3)	For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
(4)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

The table below details changes in unrealized gains (losses) for 2019, 2018 and 2017 by category for Level 3 assets and liabilities still held at December 31, 2019, 2018 and 2017, respectively.

Change in Unrealized Gains (Losses) for Level 3 Instruments

	Net Earnings (Loss)
	Net Derivative Gains (Losses)	OCI
	(in millions)
Held at December 31, 2019:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$3
State and political subdivisions	—	3
Commercial mortgage-backed	—	—
Asset-backed	—	—

Subtotal	—	6

GMIB reinsurance contracts	500	—
GMxB derivative features liability	(2,428)	—

Total	$(1,928)	$6

Held at December 31, 2018:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$(18)
State and political subdivisions	—	(1)
Asset-backed	—	(7)

Subtotal	—	(26)

GMIB reinsurance contracts	(1,068)	—
GMxB derivative features liability	(786)	—

Total	$(1,854)	$(26)

Held at December 31, 2017:
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$—	$4
Commercial mortgage-backed	—	45
Asset-backed	—	(9)

Subtotal	—	40

GMIB reinsurance contracts	69	—
GMxB derivative features liability	1,592	—

Total	$1,661	$40

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities at December 31, 2019 and 2018, respectively.

Quantitative Information about Level 3 Fair Value Measurements at December 31, 2019

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate	$51	Matrix pricing model	Spread over Benchmark	65 - 580 bps	186 bps

	1,025	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.3x - 56.7x 3.9% - 16.5% 0.8x - 48.1x	14.3x 10.0% 10.7x

GMIB reinsurance contract asset	2,466	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	55 - 109 bps 0.8% - 10% 0.0% - 8.0% 0.0% - 49.0% 9.0% - 30.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.20%

Liabilities:
GMIBNLG	8,128	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	124 bps 0.8% - 19.9% 0.3% - 11.0% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.39%

GWBL/GMWB	109	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 0.8% - 10.0% 0.0% - 7.0% 100% after starting 9.0% - 30.0%

GIB	5	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 1.2% - 19.9% 0.0% - 8.0% 0.0% - 100.0% 9.0% - 30.0%

GMAB	4	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 10.0% 9.0% - 30.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

Quantitative Information about Level 3 Fair Value Measurements at December 31, 2018

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, available-for-sale:
Corporate	$93	Matrix pricing model	Spread over benchmark	15 - 580 bps	104 bps

	881	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	4.1x - 37.8x 6.4% - 16.5% 1.8x - 18.0x	12.1x 10.7% 11.4x

GMIB reinsurance contract asset	1,991	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	74 - 159 bps 1.0% - 6.27% 0.0% - 8.0% 0.0% - 16.0% 10.0% - 34.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.0%

Liabilities:
GMIBNLG	5,341	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	189 bps 0.8% - 26.2% 0.0% - 12.1% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.2%

GWBL/GMWB	130	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	189 bps 0.5% - 5.7% 0.0% - 7.0% 100% after starting 10.0% - 34.0%

GIB	(48)	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	189 bps 0.5% - 5.7% 0.0% - 8.0% 0.0% - 16.0% 10.0% - 34.0%

GMAB	7	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 5.7% 10.0% - 34.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

Excluded from the tables above at December 31, 2019 and 2018, respectively, are approximately $325 million and $826 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2019 and 2018, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2019 and 2018, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

Separate Accounts assets classified as Level 3 at December 31, 2018 of $21 million consist of asset back securities and CMO’s. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company’s General Account investments in these securities.

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company data.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

The significant unobservable inputs used in the fair value measurement of the Company’s GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

The carrying values and fair values at December 31, 2019 and 2018 for financial instruments not otherwise disclosed in Note 3 and Note 4 are presented in the table below.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2019:
Mortgage loans on real estate	$12,090	$—	$—	$12,317	$12,317
Policy loans	$3,270	$—	$—	$4,199	$4,199
Loans to affiliates	$1,200	$—	$1,224	$—	$1,224
Policyholders’ liabilities: Investment contracts	$1,922	$—	$—	$2,029	$2,029
FHLBNY funding agreements	$6,909	$—	$6,957	$—	$6,957
Loans from affiliates	$—	$—	$—	$—	$—
Separate Accounts liabilities	$9,041	$—	$—	$9,041	$9,041

December 31, 2018:
Mortgage loans on real estate	$11,818	$—	$—	$11,478	$11,478
Policy loans	$3,267	$—	$—	$3,944	$3,944
Loans to affiliates	$600	$—	$603	$—	$603
Policyholders’ liabilities: Investment contracts	$1,974	$—	$—	$2,015	$2,015
FHLBNY funding agreements	$4,002	$—	$3,956	$—	$3,956
Loans from affiliates	$572	$—	$572	$—	$572
Separate Accounts liabilities	$7,406	$—	$—	$7,406	$7,406

As the Company’s COLI policies are recorded at their cash surrender value, they are not required to be included in the table above. For further details of our accounting policies pertaining to COLI, see Note 2.

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

The fair values of the Company’s funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLBNY.

The fair values for the Company’s association plans contracts, supplementary contracts not involving life contingencies (“SCNILC”), deferred annuities and certain annuities, which are included in Policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8)	INSURANCE LIABILITIES

Variable Annuity Contracts — GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without No-Lapse Guarantee Rider (“NLG”) Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without no-NLG guarantee rider feature is summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in Future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in Amounts due from reinsurers.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and

No NLG Feature

Years Ended December 31, 2019, 2018 and 2017

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)

Balance at January 1, 2017	$3,159	$(1,558)	$3,808	$(10,314)
Paid guarantee benefits	(354)	171	(151)	115
Other changes in reserve	1,249	(643)	1,097	(289)

Balance at December 31, 2017	4,054	(2,030)	4,754	(10,488)
Paid guarantee benefits	(394)	70	(153)	61
Other changes in reserve	994	1,853	(860)	8,436

Balance at December 31, 2018	4,654	(107)	3,741	(1,991)
Paid guarantee benefits	(438)	14	(257)	72
Other changes in reserve	563	(5)	1,204	(547)

Balance at December 31, 2019	$4,779	$(98)	$4,688	$(2,466)

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features liability, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7.

Account Values and Net Amount at Risk

Account Values and Net Amount at Risk (“NAR”) for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2019 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features at December 31, 2019

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions; except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$14,571	$93	$57	$175	$14,896
Separate Accounts	48,920	9,258	3,190	33,120	94,488

Total Account Values	$63,491	$9,351	$3,247	$33,295	$109,384

Net Amount at Risk, gross	$108	$36	$1,833	$17,729	$19,706

Net Amount at Risk, net of amounts reinsured	$108	$34	$1,280	$17,729	$19,151

Average attained age of policyholders (in years)	51.1	67.6	74.3	69.4	55.0
Percentage of policyholders over age 70	10.5%	45.6%	68.1%	50.8%	19.3%
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%
Variable annuity contracts with GMIB features
Account Values invested in:
General Account	$—	$—	$19	$226	$245
Separate Accounts	—	—	23,572	35,776	59,348

Total Account Values	$—	$—	$23,591	$36,002	$59,593

Net Amount at Risk, gross	$—	$—	$857	$9,344	$10,201

Net Amount at Risk, net of amounts reinsured	$—	$—	$270	$8,482	$8,752

Average attained age of policyholders (in years)	N/A	N/A	68.8	69.5	69.4
Weighted average years remaining until annuitization	N/A	N/A	1.6	0.3	0.5
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%

For more information about the reinsurance programs of the Company’s GMDB and GMIB exposure, see “Reinsurance” in Note 10.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2019		2018
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$42,489	$17,941	$35,541	$15,759
Fixed income	5,263	2,699	5,173	2,812
Balanced	45,871	38,445	41,588	33,974
Other	865	263	852	290

Total	$94,488	$59,348	$83,154	$52,835

Hedging Programs for GMDB, GMIB, GIB and Other Features

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in Net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the fair value of the NLG feature, reflected in Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets, is summarized in the table below:

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance at January 1, 2017	$1,182	$(606)	$576
Paid guarantee benefits	(24)	—	(24)
Other changes in reserves	(466)	(58)	(524)

Balance at December 31, 2017	692	(664)	28
Paid guarantee benefits	(23)	—	(23)
Other changes in reserves	118	(69)	49

Balance at December 31, 2018	787	(733)	54
Paid guarantee benefits	(20)	—	(20)
Other changes in reserves	126	(74)	52

Balance at December 31, 2019	$893	$(807)	$86

9)	LEASES

The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a right of use (“RoU”) operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For certain lease agreements entered into after the adoption of ASC 842 or for lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 12 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

	Balance Sheet Line Item	December 31, 2019
		(in millions)
Assets
Operating lease assets	Other Assets	$324
Liabilities
Operating lease liabilities	Other Liabilities	$415

The table below summarizes the components of lease costs for the year ended December 31, 2019.

Lease Costs

Year Ended December 31, 2019
(in millions)
Operating lease cost	$77
Variable operating lease cost	10
Sublease income	(16)
Short-term lease expense	2

Net lease cost	$72

Maturities of lease liabilities as of December 31, 2019 are as follows:

Maturities of Lease Liabilities

December 31, 2019
(in millions)
Operating Leases:
2020	$95
2021	93
2022	90
2023	81
2024	23
Thereafter	71

Total lease payments	453
Less: Interest	(38)

Present value of lease liabilities	$415

During December 2018, Equitable Life entered into one additional operating real estate lease with an estimated total base rent of $11 million. This operating lease commenced in August 2019 with a lease term of 10 years.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

December 31, 2019
Weighted-average remaining operating lease term	6 years
Weighted-average discount rate for operating leases	3.10%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

Year Ended December 31, 2019
(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$87
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$50

The following table presents the Company’s future minimum lease obligation under ASC 840 as of December 31, 2018:

December 31, 2018
Calendar Year	(in millions)
2019	$81
2020	$74
2021	$69
2022	$67
2023	$63
Thereafter	$66

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Direct premiums	$868	$836	$880
Reinsurance assumed	194	186	195
Reinsurance ceded	(126)	(160)	(171)

Premiums	$936	$862	$904

Direct charges and fee income	$3,821	$3,990	$4,012
Reinsurance ceded	(371)	(467)	(718)

Policy charges and fee income	$3,450	$3,523	$3,294

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Direct policyholders’ benefits	$4,339	$3,378	$4,159
Reinsurance assumed	216	219	8
Reinsurance ceded	(436)	(592)	(694)

Policyholders’ benefits	$4,119	$3,005	$3,473

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

Effective February 1, 2018, Equitable Life entered into a coinsurance reinsurance agreement (the “Coinsurance Agreement”) to cede 90% of its single premium deferred annuities (“SPDA”) products issued between 1978-2001 and its Guaranteed Growth Annuity (“GGA”) single premium deferred annuity products issued between 2001-2014. As a result of this agreement, Equitable Life transferred securities with a market value of $604 million and cash of $31 million to equal the statutory reserves of approximately $635 million. As the risks transferred by Equitable Life to the reinsurer under the Coinsurance Agreement are not considered insurance risks and therefore do not qualify for reinsurance accounting, Equitable Life applied deposit accounting. Accordingly, Equitable Life recorded the transferred assets of $635 million as a deposit asset recorded in Other assets, net of the ceding commissions paid to the reinsurer.

At December 31, 2019 and 2018, the Company had reinsured with non-affiliates in the aggregate approximately 2.8% and 2.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 14.2% and 15.5% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8.

Based on management’s estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives were $2.5 billion and $2.0 billion at December 31, 2019 and 2018, respectively. The estimated fair values increased $475 million and $174 million during 2019 and 2017, respectively, and decreased $8.5 billion during 2018.

At December 31, 2019 and 2018, third-party reinsurance recoverables related to insurance contracts amounted to $2.2 billion. Additionally, $1.6 billion and $1.7 billion of the amounts due from reinsurers related to two specific reinsurers, Zurich Insurance Company Ltd. (AA- rating by S&P), and Paul Revere Life Insurance Company (A rating by S&P).

Third-party reinsurance payables related to insurance contracts were $90 million and $91 million, at December 31, 2019 and 2018, respectively.

The Company cedes substantially all of its group health business to a third-party insurer. Insurance liabilities ceded totaled $56 million and $62 million at December 31, 2019 and 2018, respectively.

The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $735 million and $712 million at December 31, 2019 and 2018, respectively.

For reinsurance agreements with affiliates, see “Related Party Transactions” in Note 12.

11)	LOANS TO AND FROM AFFILIATES

Loans to affiliates

Loans Issued to Holdings

In April 2018, Equitable Life made a $800 million loan to Holdings. The loan has an interest rate of 3.69% and matures in April 2021. In December 2018, Holdings repaid $200 million of this loan. In December 2019, Holdings repaid $300 million. At December 2019, the amount outstanding was $300 million.

In November 2019, Equitable Life made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024.

Loans from affiliates

Senior Surplus Notes Issued to Holdings

On December 28, 2018, Equitable Life issued a $572 million senior surplus note due December 28, 2019 to Holdings, which bears interest at a fixed rate of 3.75%, payable semi-annually. The surplus note is intended to have priority in right of payments and in all other respects to any and all other surplus notes issued by Equitable Life at any time. Equitable Life repaid this note and $4 million of related interest expense on March 5, 2019.

	As of December 31,
	2019	2018
	(in millions)
Loans to affiliates
EQH-AEL internal debt (3.69%, due 2021)	$300	$600
EQH-AEL internal debt (one-month LIBOR + 1.33%, due 2024)	900	—

Total loans to affiliates	$1,200	$600

Loans from affiliates
Senior Notes (3.75%, due 2019)	$—	$572

Total loans from affiliates	$—	$572

12)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. Since transactions with related parties may raise potential or actual conflicts of interest between the related party and the Company, Holdings has implemented a related party transaction policy that requires related party transactions to be reviewed and approved by its Audit Committee.

Following the decrease in AXA’s ownership interest in the Company from approximately 39% to approximately 10% on November 13, 2019 (the “November Offering”), AXA and its affiliates (collectively, “AXA Affiliates”) are no longer considered related parties of the Company. Transactions with AXA Affiliates continue to be reported as related party transactions for periods prior to the November Offering. The Company also had entered into related party transactions with other related parties that are described herein.

Cost Sharing and General Service Agreements

In the second quarter of 2018, Equitable Life entered into a general services agreement with Holdings whereby Equitable Life will benefit from the services received by Holdings from AXA Affiliates for a limited period following the Holdings IPO under a transition services agreement. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various AXA Affiliates. Equitable Life continues to provide services to Holdings and various AXA Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $73 million and $138 million for the years ended December 31, 2019 and 2018, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Investment Management and Service Fees and Expenses

Equitable FMG, a subsidiary of Equitable Life, provides investment management and administrative services to EQAT, Equitable Premier VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

AXA Investment Managers Inc. (“AXA IM”) and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provide sub-advisory services with respect to certain portfolios of EQAT, Equitable Premier VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers (“AXA REIM”) manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

Effective December 31, 2018, Equitable Life transferred its interest in ABLP, AB Holdings and the General Partner to a newly formed subsidiary and distributed the shares of the subsidiary to its direct parent which subsequently distributed the shares to Holdings (the “AB Business Transfer”). Accordingly, AB’s related party transactions with AXA Affiliates and mutual funds sponsored by AB are reflected as a discontinued operation in the Company’s consolidated financial statements for the year ended December 31, 2018. Investment management and other services provided by AB prior to the AB Business Transfer will continue based upon the Company’s business needs. The Company recorded investment management fee expense from AllianceBernstein of $102 million and $65 million, for the years ended December 31, 2019 and 2018, respectively. See Note 19 for further details of the AB Business Transfer and the discontinued operation.

As December 31, 2019 and 2018, respectively, the Company held approximately $30 million and $36 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Life. The Company reflects these equity interest in the consolidated Balance Sheets as Other equity investments. The net assets of these unconsolidated VIEs are approximately $974 million and $784 million at December 31, 2019 and 2018, respectively. The Company also has approximately $20 million and $30 million of unfunded commitments at December 31, 2019 and 2018, respectively with these legal entities.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

Equitable Life pays commissions and fees to AXA Distribution Holding Corporation and its subsidiaries (“AXA Distribution”) for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

Insurance-Related Transactions with Affiliates

GMxB Unwind

Prior to April 2018, Equitable Life ceded the following to AXA RE Arizona, an indirect, wholly-owned subsidiary of Holdings: (i) a 100% quota share of all liabilities for variable annuities with GMxB riders issued on or after January 1, 2006 and in-force on September 30, 2008 (the “GMxB Business”); (ii) a 100% quota share of all liabilities for variable annuities with GMIB riders issued on or after May 1, 1999 through August 31, 2005 in excess of the liability assumed by two unaffiliated reinsurers, which are subject to certain maximum amounts or limitations on aggregate claims; and (iii) a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under certain series of universal life insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007.

On April 12, 2018, Equitable Life completed the unwind of the reinsurance previously provided to Equitable Life by AXA RE Arizona for certain variable annuities with GMxB features (the “GMxB Unwind”). Accordingly, all of the business previously ceded to AXA RE Arizona, with the exception of the GMxB Business, was novated to EQ AZ Life Re Company (“EQ AZ Life Re”), a newly formed captive insurance company organized under the laws of Arizona, which is an indirect wholly-owned subsidiary of Holdings. Following the novation of business to EQ AZ Life Re, AXA RE Arizona was merged with and into Equitable Life. Following AXA RE Arizona’s merger with and into Equitable Life, the GMxB Business is not subject to any new internal or third-party reinsurance arrangements, though in the future Equitable Life may reinsure the GMxB Business with third parties.

AXA RE Arizona novated the Life Business from AXA RE Arizona to EQ AZ Life Re as part of the GMxB Unwind. As a result, EQ AZ Life Re reinsures a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007 and the Excess Risks.

The GMxB Unwind was considered a pre-existing relationship required to be effectively settled at fair value. The loss relating to this relationship resulted from the settlement of the reinsurance contracts at fair value and the write-off of previously recorded assets and liabilities related to this relationship recorded in the Company’s historical accounts. The pre-tax loss recognized in the second quarter of 2018 was $2.6 billion ($2.1 billion net of tax). The Company wrote-off a $1.8 billion deferred cost of reinsurance asset which was previously reported in Other assets. Additionally, the remaining portion of the loss was determining by calculating the difference between the fair value of the assets received compared to the fair value of the assets and liabilities already recorded within the Company’s consolidated financial statements. The Company’s primary assets previously recorded were reinsurance recoverables, including the reinsurance recoverable associated with GMDB business. There was an approximate $400 million difference between the fair value of the GMDB recoverable compared to its carrying value which is accounted for under ASC 944.

The assets received and the assets removed were as follows:

	As of April 12, 2018
	(in millions)
	Assets Received	Assets Removed
Assets at fair value:
Fixed income securities	$7,083
Short-term investments	205
Money market funds	2
Accrued interest	43
Derivatives	282
Cash and cash equivalents	1,273

Total	$8,888

Deferred cost of reinsurance asset		$1,839
GMDB ceded reserves		2,317
GMIB reinsurance contract asset		7,463
Payable to AXA RE Arizona		270

Total		$11,889

Significant non-cash transactions involved in the GMxB Unwind included: (a) the increase in total investments includes non-cash activities of $7.6 billion for assets received related to the recapture transaction; (b) cancellation of the $300 million surplus note between the Company and AXA RE Arizona; and (c) settlement of the intercompany receivables/payables to AXA RE Arizona of $270 million. In addition, upon merging the remaining assets of AXA Re Arizona into Equitable Life, $1.2 billion of deferred tax assets were recorded on the balance sheet through an adjustment to Capital in excess of par value.

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Life. At December 31, 2019, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $327 million and is reported in GMIB contract reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2019 and 2018 totaled approximately $62 million and $100 million, respectively. Ceded claims paid in 2019 and 2018 were $52 million and $78 million, respectively.

Prior to April 2018, Equitable Life reinsured to AXA RE Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA RE Arizona also reinsured a 90% quota share of level premium term insurance issued by Equitable Life on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Life on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA RE Arizona provided important capital management benefits to Equitable Life. At December 31, 2017, the Company’s GMIB reinsurance contract asset with AXA RE Arizona had a carrying value of $8.6 billion and was reported in GMIB reinsurance contract asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2017 totaled approximately $454 million. Ceded claims paid in 2017 were $213 million.

Reinsurance Assumed from AXA Affiliates

Prior to 2019, AXA Global Life retroceded a quota share portion of certain life and health risks of various AXA Affiliates to Equitable Life and Equitable America on a one-year term basis. The agreement was closed effective December 31, 2018. Also, AXA Life Insurance Company Ltd. cedes a portion of its variable deferred annuity business to Equitable Life.

Premiums earned in 2019, 2018 and 2017 were $19 million, $20 million and $20 million, respectively. Claims and expenses paid in 2019, 2018 and 2017 were $6 million, $8 million, and $5 million, respectively.

Reinsurance Ceded to AXA Affiliates

Equitable Life entered into a stop loss reinsurance agreement with AXA Global Life (“AGL”) to protect Equitable Life with respect to a deterioration in its claims experience following the occurrence of an extreme mortality event.

Equitable Life also accepts certain retrocession policies through reinsurance agreements with various reinsurers and retrocedes to AGL the excess of its first retention layer.

The Company’s subsidiaries entered into a Life Catastrophe Excess of Loss Reinsurance Agreement (the “Excess of Loss Agreement”) with a number of subscribing reinsurers, which included AGL. AGL participated as a subscribing reinsurer with 5% of the pool, pro rata, across the upper and lower layers through the contract period ending March 31, 2018.

Premiums and expenses paid for the above agreements in 2019, 2018 and 2017 were $3 million, $4 million, and $4 million, respectively.

On September 12, 2018, AXA Group acquired XL Catlin. Prior to the acquisition, Equitable Life had ceded part of our disability income business to XL Catlin and as of December 31, 2019 and 2018, the reserves ceded were $104 million and $93 million, respectively.

Investments in Unconsolidated Equity Interests in AXA Affiliates

As December 31, 2019 and 2018, respectively, the Company held approximately $229 million and $237 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Life. The Company reflects these equity interest in the consolidated Balance Sheets as Other equity investments. The net assets of these unconsolidated VIEs are approximately $10 billion and $9 billion at December 31, 2019 and 2018, respectively. The Company also has approximately $205 million and $249 million of unfunded commitments at December 31, 2019 and 2018, respectively with these legal entities.

Assumption by Holdings of Obligations of AXA Financial to Equitable Life

On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. As a result, Holdings assumed AXA Financial’s obligations with respect to the Company, including obligations related to certain benefit plans.

In March 2018, Equitable Life sold its interest in two consolidated real estate joint ventures to AXA France for a total purchase price of approximately $143 million, which resulted in a pre-tax loss of $0.2 million and the elimination of $202 million of long-term debt from the Company’s consolidated balance sheets at December 31, 2018.

Revenues and Expenses for 2019, 2018 and 2017

The table below summarizes the fees received/paid by the Company and the expenses reimbursed to/from the Company in connection with certain services described above for the years ended December 31, 2019, 2018 and 2017.

	Years ended December 31,
	2019	2018	2017
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, Equitable Premier VIP Trust, 1290 Funds and Other AXA Trusts	$669	$727	$720
General services provided to affiliates(1)	460	463	439
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	39	44	45

Total	$1,167	$1,234	$1,204

Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by AXA Equitable Distribution	$573	$613	$608
General services provided by affiliates(1)	76	109	186
Investment management services provided by AXA IM, AXA REIM and AXA Rosenberg	5	2	5

Total	$654	$724	$799

(1)	Includes AXA Affiliates and affiliates of Holdings.

Contribution to the Equitable Foundation

In November 2019, Equitable Life made a $25 million funding contribution to the Equitable Foundation. The Equitable Foundation is the philanthropic arm of Equitable Life.

13)	EMPLOYEE BENEFIT PLANS

Equitable Life sponsors the following employee benefit plans:

401(k) Plan

Equitable Life sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $22 million, $19 million and $15 million for the years ended December 31, 2019, 2018 and 2017, respectively. In December 2018 the Company announced a 3% Company match for the AXA Equitable 401(k) Plan beginning January 1, 2019. This match will supplement the existing Company contribution on eligible compensation.

Pension Plan

Equitable Life also sponsors the AXA Equitable Retirement Plan (the “AXA Equitable QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Life under the AXA Equitable QP was transferred from Equitable Life to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Life remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event Holdings does not perform under the terms of the Assumption Agreement.

The AXA Equitable QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2019, 2018 and 2017, expenses related to the plan were $21 million, $60 million and $27 million, respectively.

The following table presents the funded status of the plan:

	As of December 31,
	2019	2018
	(in millions)
Legal Name of Plan: AXA Equitable Retirement Plan EIN# 13-5570651
Total Plan Assets	$2,159	$1,993

Accumulated Benefit Obligation	$2,160	$2,039

Funded Status	99.9%	97.8%

Other Benefit Plans

Equitable Life also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $47 million, $70 million and $37 million for the years ended December 31, 2019, 2018 and 2017, respectively.

14)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for 2019, 2018 and 2017 for share-based payment arrangements as further described herein are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Performance Shares	$10	$12	$18
Stock Options	3	2	1
AXA Shareplan	—	—	9
Restricted Stock Unit Awards	15	16	2
Other Compensation Plans(1)	—	—	—

Total Compensation Expenses	$28	$30	$30

(1)	Includes stock appreciation rights and employee stock purchase plans.

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan (the “2018 Omnibus Plan”) and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (the “2019 Omnibus Plan”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the 2018 and 2019 Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2019, the common stock reserved and available for issuance under the 2018 and 2019 Omnibus Plans was 12.5 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Life’s Participation in Holdings’ Equity Award Plans

Equitable Life’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the 2019 and 2018 Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2019 and 2018 grants were considered immaterial in the recognition of compensation cost.

Annual Awards Under 2019 and 2018 Equity Programs

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’

2019 and 2018 equity programs consisted of a mix of equity vehicles including Holdings restricted stock units (“RSUs”), Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Life employees under the 2019 and 2018 equity programs vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Cash-settled Holdings RSUs granted to eligible Equitable Life financial professionals under the 2019 and 2018 equity programs vest ratably in equal installments over a three-year period. The cash payment for each RSU will equal the average closing price for a Holdings share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings share at the close of each reporting period.

Holdings Stock Options

Holdings stock options granted to Equitable Life employees under the 2019 and 2018 equity programs have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Life’s employees under the 2019 and 2018 equity programs are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares will be established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings granted unrestricted Holdings shares to non-employee directors of Holdings, Equitable Life in 2019 and 2018. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

One-Time Awards Granted in 2018

Transaction Incentive Awards

On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain other R&P employees in the form of 722 thousand Holdings RSUs. Fifty percent of the Holdings RSUs will vest based on service over a two-year period from the IPO date (the “Service Units”), and fifty percent t will vest based on service and a market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. If the market condition is not achieved, 50% of the Performance Units may still vest based on five years of continued service and the remaining Performance Units will be forfeited.

The grant-date fair value of half of the Performance Units, was at the $20 IPO price for a Holdings share as employees are still able to vest in these awards even if the share price growth targets are not achieved. The resulting compensation expense is recognized over the five-year requisite service period. The grant-date fair value of $16.47 was used to value the remaining half of the Performance Units that are subject to risk of forfeiture for non-achievement of the Holdings share price conditions. The grant date fair value was measured using Monte Carlo simulation from which a five-year requisite service period was derived, representing the median of the distribution of stock price paths on which the market condition is satisfied.

Special IPO Grant

Also, on May 9, 2018, Holdings made a grant of 357 thousand Holdings RSUs to Equitable Life employees and financial professionals, or 50 restricted stock units to each eligible individual, that cliff vested on November 9, 2018. The grant-date fair value of the award was measured using the $20 IPO price for a Holdings share and all compensation expense was recognized as of November 9, 2018.

Prior Equity Award Grants and Settlements

In 2017 and prior years, equity awards for employees, financial professional and directors were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

Employees were granted AXA ordinary share options each year under the AXA Stock Option Plan for AXA Financial Employees and Associates (the “Stock Option Plan”). There is no limitation in the Stock Option Plan on the number of shares that may be issued pursuant to option or other grants.

Employees were also granted AXA performance shares under the AXA International Performance Shares Plan established for each year (the “Performance Share Plan”) and financial professionals were granted performance units under the AXA Advisors Performance Unit Plan established for each year.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards that are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2019 and 2018 was $43 million and $32 million, respectively.

2017 Performance Shares Grant

Under the terms of the 2017 Performance Share Plan, AXA awarded performance shares to Equitable Life employees. The extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and select businesses are achieved will determine the number of performance shares earned. For all Equitable Life employees, the number of performance shares earned may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date.

2017 Performance Units Grant

Under the terms of the AXA Advisors Performance Unit Plan performance units were granted to Equitable Life financial professionals. The performance units will be cash settled and are remeasured until settlement of the awards. The performance units will be earned based on meeting pre-established performance metrics tied to achievement of specific sale and earnings goals. For all awards, the number of performance units earned may vary between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the fourth anniversary of the award date.

2017 Stock Options Grant

On June 21, 2017, 0.5 million options to purchase AXA ordinary shares were granted to Equitable Life employees under the terms of the Stock Option Plan with a ten-year term. All of those options have a five-year graded schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total awarded on June 21, 2017, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period.

Other Grants

Prior to the IPO, non-officer directors of Holdings and certain subsidiaries were granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually under The Equity Plan for Directors.

The Company has also granted AXA restricted stock units (“AXA RSUs”) to certain executives. The AXA RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2019 follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares		AXA ADRs(2)
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2019	835	$21.34	2,609	€18.20	15	$15.37
Options granted	1,251	$18.74	156	€21.60	—	$—
Options exercised	23	$21.34	856	€16.40	15	$15.37
Options forfeited, net	133	$20.29	182	€19.72	—	$—
Options expired	—	$—	—	€—	—	$—

Options Outstanding at December 31, 2019	1,930	$19.73	1,727	€20.09	—	$—

Aggregate Intrinsic Value(1)		$9,755		€8,661		$—

Weighted Average Remaining Contractual Term (in years)	8.85		5.20		—

Options Exercisable at December 31, 2019	250	$21.34	1,527	€19.74	—	$—

Aggregate Intrinsic Value(1)		$859		€8,207		$—

Weighted Average Remaining Contractual Term (in years)	8.43		4.85		—

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2019 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher then market prices, intrinsic value is shown as zero.

(2)

AXA ordinary shares will be delivered to participants in lieu of AXA ADRs at exercise or maturity. For the purpose of estimating the fair value of Holdings and AXA stock option awards, the Black-Scholes is used. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase Holdings and AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2019, 2018 and 2017.

	EQH Shares(1)		AXA Ordinary Shares(2)
	2019	2018	2019	2018	2017

Dividend yield	2.77%	2.44%	NA	NA	6.49%
Expected volatility	25.70%	25.40%	NA	NA	26.6%
Risk-free interest rates	2.49%	2.83%	NA	NA	0.33%
Expected life in years	5.8	9.7	NA	NA	8.1
Weighted average fair value per option at grant date	$3.82	$4.61	NA	NA	$2.06

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

(2)

The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

As of December 31, 2019, approximately $0.4 million of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Life over a weighted-average period of 0.7 years. Approximately $3 million of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Life over a weighted average period of 0.8 years.

Restricted Awards

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

At December 31, 2019, approximately 1.8 million Holdings RSUs and AXA ordinary share unit awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $19 million and is expected to be recognized over a weighted-average period of 1.08 years.

Following table summarizes Holdings restricted share units and AXA ordinary share unit activity for 2019.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value	Shares of AXA Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2019	1,259,059	$21.00	48,334	$20.38
Granted	1,007,057	$18.22	—	$—
Forfeited	125,915	$19.74	—	$—
Vested	334,900	$20.51	29,054	$21.35

Unvested as of December 31, 2019	1,805,301	$19.35	19,280	$19.20

Performance Awards

At December 31, 2019, approximately 2.5 million Holdings and AXA performance awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $10 million and is expected to be recognized over a weighted-average period of 0.64 years.

The following table summarizes Holdings and AXA performance awards activity for 2019.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2019	166,552	$23.17	3,159,577	$20.10
Granted	243,041	$19.67	149,757	$20.70
Forfeited	25,952	$21.77	210,329	$20.20
Vested	—	$—	944,945	$20.23

Unvested as of December 31, 2019	383,641	$21.05	2,154,059	$20.08

Employee Stock Purchase Plans

Holdings Stock Purchase Plan

Under the Equitable Holdings, Inc. Stock Purchase Program (“SPP”) participants are able to contribute up to 100% of their eligible compensation and receive a matching contribution in cash equal to 15% of their payroll contribution, which is used to purchase Holdings shares. Purchases are made at the end of each month at the prevailing market rate.

AXA Shareplan 2017

In 2017, eligible employees of participating AXA subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2017. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of €20.19 per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of €22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. All subscriptions became binding and irrevocable on October 17, 2017.

15)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$295	$234	$(6)
Deferred (expense) benefit	289	212	1,216

Total	$584	$446	$1,210

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21%, 21% and 35% for 2019, 2018 and 2017, respectively. The sources of the difference and their tax effects are as follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Expected income tax (expense) benefit	$510	$311	$(542)
Noncontrolling interest	1	(1)	—
Non-taxable investment income	73	104	241
Tax audit interest	(14)	(11)	(6)
State income taxes	(2)	(1)	(3)
Tax settlements/uncertain tax position release	12	—	221
Change in tax law	—	46	1,308
Other	4	(2)	(9)

Income tax (expense) benefit	$584	$446	$1,210

In accordance with Staff Accounting Bulletin No. 118 (“SAB 118”), the Company recorded provisional estimates for the income tax effects of the Tax Cuts and Jobs Act (the “Tax Reform Act”) in 2017 and refined those estimates in 2018. The impact of the Tax Reform Act primarily related to the revaluation of deferred tax assets and liabilities.

During the second quarter of 2017, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2008 and 2009 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $221 million.

The components of the net deferred income taxes are as follows:

	As of December 31,
	2019		2018
	Assets	Liabilities	Assets	Liabilities
	(in millions)

Compensation and related benefits	$51	$—	$47	$—
Net operating loss	44	—	239	—
Reserves and reinsurance	944	—	16	—
DAC	—	716	—	864
Unrealized investment gains (losses)	—	639	123	—
Investments	640	—	622	—
Tax credits	—	—	314	—
Other	—	73	14	—

Total	$1,679	$1,428	$1,375	$864

The Company had $314 million of AMT credits for the year ended December 31, 2018 and expects those credits to be currently utilized or refunded.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Years Ended December 31,
	2019	2018	2017
	(in millions)

Balance at January 1,	$273	$205	$444
Additions for tax positions of prior years	24	98	28
Reductions for tax positions of prior years	—	(30)	(234)
Settlements with tax authorities	—	—	(33)

Balance at December 31,	$297	$273	$205

Unrecognized tax benefits that, if recognized, would impact the effective rate	$222	$202	$172

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2019 and 2018 were $55 million and $41 million, respectively. For 2019, 2018 and 2017, respectively, there were $14 million, $18 million and $(44) million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2019, tax years 2010 and subsequent remain subject to examination by the IRS.

16)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in income (loss). The balances for the past three years follow:

	December 31,
	2019	2018	2017
	(in millions)

Unrealized gains (losses) on investments(1)	$1,597	$(484)	$581
Defined benefit pension plans(2)	(5)	(7)	(51)

Total accumulated other comprehensive income (loss) from continuing operations	1,592	(491)	530

Less: Accumulated other comprehensive income (loss) attributable to discontinued operations, net of noncontrolling interest	—	—	(68)

Accumulated other comprehensive income (loss) attributable to Equitable Life	$1,592	$(491)	$598

(1)	2018 includes a $86 million decrease to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.
(2)	2018 includes a $3 million increase to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.

The components of OCI, net of taxes for the years ended December 31, 2019, 2018 and 2017, net of tax, follow:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the year(3)	$3,052	$(1,663)	$741
(Gains) losses reclassified to Net income (loss) during the year(1)	(160)	(4)	8

Net unrealized gains (losses) on investments	2,892	(1,667)	749
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	(811)	437	(165)

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $547, $(310), and $244)	2,081	(1,230)	584

Change in defined benefit plans:
Reclassification to Net income (loss) of amortization of net prior service credit included in net periodic cost(2)	2	(4)	(5)

Change in defined benefit plans (net of deferred income tax expense (benefit) of $0, $0, and $(2))	2	(4)	(5)

Total other comprehensive income (loss), net of income taxes from continuing operations	2,083	(1,234)	579
Other comprehensive income (loss) from discontinued operations, net of income taxes(3)	—	—	23

Other comprehensive income (loss) attributable to Equitable Life	$2,083	$(1,234)	$602

(1)

See “Reclassification adjustments” in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(43) million, $(1) million and $(5) million for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)

These AOCI components are included in the computation of net periodic costs (see “Employee Benefit Plans” in Note 13). Reclassification amounts presented net of income tax expense (benefit) of $0 million, $0 million and $2 million for the years ended December 31, 2019, 2018 and 2017, respectively.

(3)	Includes reclassification related to Discontinued Operations in 2017.

Investment gains and losses reclassified from AOCI to Net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to Net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

17)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2019, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date to be up to approximately $100 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In August 2015, a lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O’Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from Equitable Life, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that Equitable Life implemented the volatility management strategy in violation of applicable law. Plaintiff seeks an award of damages individually and on a class-wide basis, and costs and disbursements, including attorneys’ fees, expert witness fees and other costs. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted Equitable Life’s motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the United States Court of Appeals for the Second Circuit reversed the trial court’s decision with instructions to remand the case to Connecticut state court. In September 2018, the Second Circuit issued its mandate, following Equitable Life’s notification to the court that it would not file a petition for writ of certiorari. The case was transferred in December 2018 and is pending in Connecticut Superior Court, Judicial District of Stamford. We are vigorously defending this matter.

In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life (“UL”) policies subject to Equitable Life’s COI rate increase. In early 2016, Equitable Life raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The current consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations by Equitable Life in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek; (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. Five other federal actions challenging the COI rate increase are also pending against Equitable Life and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states’ consumer protection statutes and common law fraud. Three actions are also pending against Equitable Life in New York state court. Equitable Life is vigorously defending each of these matters.

Obligations under Funding Agreements

As a member of the FHLBNY, Equitable Life has access to collateralized borrowings. It also may issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require Equitable Life to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Life issues short-term funding agreements to the FHLBNY and uses the funds for asset, liability, and cash management purposes. Equitable Life issues long-term funding agreements to the FHLBNY and uses the funds for spread lending purposes.

Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral. Equitable Life has purchased FHLBNY stock of $322 million and pledged collateral with a carrying value of $9.8 billion as of December 31, 2019.

Funding agreements are reported in Policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4. The table below summarizes the Company’s activity of funding agreements with the FHLBNY.

Change in FHLBNY Funding Agreements during the Years Ended December 31, 2019 and 2018

	Outstanding Balance at December 31, 2018	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Outstanding Balance at December 31, 2019
	(in millions)
Short-term funding agreements:
Due in one year or less	$1,640	$29,330	$26,420	$58	$4,608
Long-term funding agreements:
Due in years two through five	1,569	—	—	77	1,646
Due in more than five years	781	—	—	(135)	646

Total long-term funding agreements	2,350	—	—	(58)	2,292

Total funding agreements(1)	$3,990	$29,330	$26,420	$—	$6,900

	Outstanding Balance at December 31, 2017	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Outstanding Balance at December 31, 2018
	(in millions)
Short-term funding agreements:
Due in one year or less	$500	7,980	$6,990	$150	$1,640
Long-term funding agreements:
Due in years two through five	1,621	—	—	(52)	1,569
Due in more than five years	879	—	—	(98)	781

Total long-term funding agreements	2,500	—	—	(150)	2,350

Total funding agreements(1)	$3,000	$7,980	$6,990	$—	$3,990

(1)

The $9 million, $11 million and $14 million difference between the funding agreements carrying value shown in fair value table for 2019, 2018 and 2017, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements’ borrowing rates.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2019, these arrangements include commitments by the Company to provide equity financing of $1 billion (including $225 million with affiliates ) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

The Company had $17 million of undrawn letters of credit related to reinsurance at December 31, 2019. The Company had $260 million of commitments under existing mortgage loan agreements at December 31, 2019.

Pursuant to certain assumption agreements (the “Assumption Agreements”), AXA Financial legally assumed primary liability from Equitable Life for all current and future liabilities of Equitable Life under certain employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits as well as under the AXA Equitable Retirement plan, a frozen qualified pension plan. Equitable Life remains secondarily liable for its obligations under these plans and would recognize such liabilities in the event AXA Financial does not perform under the terms of the Assumption

Agreements. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. See Note 1 for further information.

18)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2019, 2018 and 2017, respectively, Equitable Life’s statutory net income (loss) totaled $3.9 billion, $3.1 billion and $748 million. Statutory surplus, Capital stock and Asset Valuation Reserve (“AVR”) totaled $8.7 billion and $7.9 billion at December 31, 2019 and 2018, respectively. At December 31, 2019, Equitable Life, in accordance with various government and state regulations, had $58 million of securities on deposit with such government or state agencies.

In 2019, Equitable Life paid to its direct parent which subsequently distributed such amount to Holdings an ordinary shareholder dividend of $1.0 billion. In 2018, Equitable Life paid to its direct parent which subsequently distributed such amount to Holdings an ordinary shareholder dividend of $1.1 billion. Also, in 2018, Equitable Life transferred its interests in ABLP, AB Holding and the General Partner to Alpha Units Holdings, Inc., a newly formed subsidiary, and distributed the shares of that subsidiary to its direct parent which subsequently distributed such shares to Holdings (the “AB Ownership Transfer”). The AB Ownership transfer was considered an extraordinary dividend of $1.7 billion representing the equity value of Alpha Units Holdings, Inc. In connection with the AB Ownership Transfer, Equitable Life paid an extraordinary cash dividend of $572 million and issued a surplus note to Holdings in the same amount. Equitable Life repaid the outstanding principal balance of the surplus note in March 2019.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Life is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

New York State insurance law provides that a stock life insurer may not, without prior approval of the New York State Department of Financial Services (“NYDFS”), pay a dividend to its stockholders exceeding an amount calculated under one of two standards (the “Standards”). The first standard allows payment of an ordinary dividend out of the insurer’s earned surplus (as reported on the insurer’s most recent annual statement) up to a limit calculated pursuant to a statutory formula, provided that the NYDFS is given notice and opportunity to disapprove the dividend if certain qualitative tests are not met (the “Earned Surplus Standard”). The second standard allows payment of an ordinary dividend up to a limit calculated pursuant to a different statutory formula without regard to the insurer’s earned surplus. Dividends exceeding these prescribed limits require the insurer to file a notice of its intent to declare the dividends with the NYDFS and prior approval or non-disapproval from the NYDFS.

In applying the Standards, Equitable Life could pay ordinary dividends up to approximately $2.4 billion during 2020.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2019, EQ AZ Life Re holds $1.2 billion of assets in the EQ AZ Life Re Trust and letters of credit of $2.1 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

At December 31, 2019 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2019.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles (“SAP”) and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)	DISCONTINUED OPERATIONS

Distribution of AllianceBernstein to Holdings

Effective December 31, 2018, the Company and its subsidiaries transferred all economic interests in the business of AB to a newly created entity, Alpha Unit Holdings, LLC (“Alpha”). The Company distributed all equity interests in Alpha to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of Holdings. The AB transfer and subsequent distribution of Alpha equity interests (“the AB Business Transfer”) removed the authority to control the business of AB and as such AB’s operations are now reflected as a discontinued operation in the Company’s consolidated financial statements in all periods presented. Prior to the fourth quarter of 2018, the Company reported the operations of AB as its Investment Management and Research segment.

In connection with the transfer, the Company paid an extraordinary dividend in cash to Holdings in the amount of $572 million. The Company also issued a one-year senior surplus note to Holdings for $572 million that was repaid on March 5, 2019. See Note 12 for details of the senior surplus note.

Transactions Prior to Distribution

Intercompany transactions prior to the AB Business Transfer between the Company and AB were eliminated and excluded from the consolidated statements of income (loss) and consolidated balance sheets.

The table below presents AB’s revenues recognized in 2018 and 2017, disaggregated by category:

	Years Ended December 31,
	2018	2017
	(in millions)
Investment management, advisory and service fees:
Base fees	$2,156	$2,025
Performance-based fees	118	95
Research services	439	450
Distribution services	419	412
Other revenues:
Shareholder services	76	75
Other	35	42

Total investment management and service fees	$3,243	$3,099

Transactions Ongoing after Distribution

After the AB Business Transfer, services provided by AB will consist primarily of an investment management service agreement and will be included in investment expenses and identified as a related party transaction.

Discontinued Operations

The following table presents the amounts related to the Net income (loss) of AB that has been reflected in Discontinued operations:

	Years Ended December 31,
	2018	2017
	(in millions)
REVENUES
Net derivative gains (losses)	$12	$(24)
Net investment income (loss)	24	142
Investment management and service fees	3,243	3,099
Other income	—	—

Total revenues	$3,279	$3,217

BENEFITS AND OTHER DEDUCTIONS
Compensation and benefits	$1,370	$1,307
Commissions and distribution related payments	427	415
Interest expense	8	6
Other operating costs and expenses	727	789

Total benefits and other deductions	2,532	2,517

Income (loss) from discontinued operations, before income taxes	747	700
Income tax (expense) benefit	(69)	(82)

Net income (loss) from discontinued operations, net of taxes	678	618
Less: Net (income) loss attributable to the noncontrolling interest	(564)	(533)

Net income (loss) from discontinued operations, net of taxes and noncontrolling interest	$114	$85

20)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests were:

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Balance, beginning of period	$39	$25	$10
Net earnings (loss) attributable to redeemable noncontrolling interests	5	(2)	1
Purchase/change of redeemable noncontrolling interests	(5)	16	14

Balance, end of period	$39	$39	$25

21)	QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The unaudited quarterly financial information for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in millions)
2019
Total revenues	$690	$2,071	$1,946	$441

Total benefits and other deductions	$1,680	$1,753	$2,383	$1,762

Net income (loss)	$(828)	$265	$(262)	$(1,021)

2018
Total revenues	$1,139	$1,621	$27	$4,164

Total benefits and other deductions	$1,512	$4,278	$763	$1,879

Net income (loss)	$(264)	$(2,084)	$(509)	$1,936

Net Income (Loss) Volatility

With the exception of the GMxB Unwind during the second quarter of 2018 that is further described in Note 12, the fluctuation in the Company’s quarterly Net income (loss) during 2019 and 2018 is not due to any specific events or transactions, but instead is driven primarily by the impact of changes in market conditions on the Company’s liabilities associated with GMxB features embedded in its variable annuity products, partially offset by derivatives the Company has in place to mitigate the movement in those liabilities. As those derivatives do not qualify for hedge accounting treatment, volatility in Net income (loss) result from the changes in fair value of the derivatives being recognized in the period in which they occur, with offsetting changes in the liabilities being partially recognized in the current period. An additional source of Net income (loss) volatility is the impact of the Company’s annual actuarial assumption review. See Note 2, Significant Accounting Policies — Assumption Updates, for further detail of the impact of assumption updates on Net income (loss) in 2019 and 2018.

Discontinued Operations

In addition, as further described in Note 19, as a result of the AB Business Transfer effective as of December 31, 2018, AB’s operations are now reflected as Discontinued operations in the Company’s consolidated financial statements. The financial information for prior periods presented in the consolidated financial statements have been adjusted to reflect AB as Discontinued operations.

22)	SUBSEQUENT EVENTS

None.

AXA EQUITABLE LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2019

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed Maturities:
U.S. government, agencies and authorities	$14,385	$15,231	$14,385
State, municipalities and political subdivisions	584	649	584
Foreign governments	460	490	460
Public utilities	4,618	4,895	4,618
All other corporate bonds	37,729	39,569	37,729
Residential mortgage-backed	161	173	161
Asset-backed	843	844	843
Redeemable preferred stocks	498	511	498

Total fixed maturities	59,278	62,362	59,278
Mortgage loans on real estate(2)	12,090	12,317	12,090
Real estate held for the production of income	27	27	27
Policy loans	3,270	4,199	3,270
Other equity investments	1,149	1,149	1,149
Trading securities	6,376	6,598	6,598
Other invested assets	2,129	2,129	2,129

Total Investments	$84,319	$88,781	$84,541

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by valuation allowance.

AXA EQUITABLE LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2019
Life insurance in-force	$392,420	$66,770	$31,699	$357,349	8.9%

Premiums:
Life insurance and annuities	$825	$99	$185	$911	20.3%
Accident and health	43	27	9	25	36.0%

Total Premiums	$868	$126	$194	$936	20.7%

2018
Life insurance in-force	$390,374	$69,768	$30,322	$350,928	8.6%

Premiums:
Life insurance and annuities	$787	$128	$177	$836	21.2%
Accident and health	49	32	9	26	34.6%

Total Premiums	$836	$160	$186	$862	21.6%

2017
Life insurance in-force	$392,926	$73,843	$30,300	$349,383	8.7%

Premiums:
Life insurance and annuities	$826	$135	$186	$877	21.2%
Accident and health	54	36	9	27	33.3%

Total Premiums	$880	$171	$195	$904	21.6%

(1)	Includes amounts related to the discontinued group life and health business.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B for both the Member Retirement Program contract and Retirement Investment Account contract, respectively:

The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

(b)	Exhibits.

The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

1.	Board of Directors Resolutions.

Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Separate Account Nos. 3, 4 and 10 and additional similar separate accounts, incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

2.	Custodial Agreements. Not Applicable.

3.	Underwriting Contracts.

(a)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(a)(i)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(a)(ii)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-7217) on Form N-1A filed on October 15, 2004.

(a)(iii)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iv)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(a)(v)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(a)(vi)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(a)(vii)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(a)(viii)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(a)(ix)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(a)(x)

Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(a)(xi)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(a)(xii)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(a)(xiii)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xiv)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xv)

Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(a)(xvi)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(a)(b)(i)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iv)

Amendment No.  3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(v)

Amendment No.  4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(vi)

Amendment No.  5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(a)(b)(vii)

Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(a)(b)(viii)

Amendment No.  7, dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

(a)(b)(ix)

Amendment No.  8, dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

(a)(b)(x)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(a)(b)(xi)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(a)(b)(xii)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(a)(b)(xiii)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(b)

Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 811-10509, 333-70754) on Form N-1A filed on December 10, 2001.

(b)(i)

Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

(b)(ii)

Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

(b)(iii)

Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

(b)(iv)

Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

(b)(v)

Amendment No.  1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May  23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

(b)(vi)

Amendment No.  2, dated as of April 18, 2014 (“Amendment No. 2”) to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(vii)

Amendment No.  3, dated as of July 8, 2014 (“Amendment No. 3”) to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(viii)

Amendment No.  4, dated as of December 10, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(ix)

Amendment No.  5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

(c)

Participation Agreement, dated as of April 25, 2002 among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

(c)(i)

Form of Amendment to Participation Agreement, dated as of April 3, 2018, by and among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

(d)

Sales Agreement, dated as of January  1, 1995, by and among Equico Securities, Inc. (now AXA Advisors, LLC), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Exhibit No.  3(d) to Registration Statement (File No. 2-74667) filed on August 3, 1998.

(e)

Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC, and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement (File No. 33-58950), filed on April 19, 2001.

(f)

Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000. Incorporated by reference to Exhibit No. 3(e) to Registration Statement (File No. 33-58950) filed on April 19, 2001.

(g)

General Agent Sales Agreement dated January  1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement No. (File No. 2-30070) on April  19, 2004.

(g)(i)

First Amendment dated as of January  1, 2003 to General Agent Sales Agreement dated January  1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(g)(ii)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(g)(iii)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(g)(iv)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(g)(v)

Fifth Amendment dated as of November  1, 2006, to General Agent Sales Agreement dated as of January  1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No.  333-05593) filed on April 24, 2012.

(g)(vi)

Sixth Amendment dated as of February  15, 2008, to General Agent Sales Agreement dated as of January  1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(g)(vii)

Seventh Amendment dated as of February  15, 2008, to General Agent Sales Agreement dated as of January  1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed April 20, 2009.

(g)(viii)

Eighth Amendment dated as of November  1, 2008, to General Agent Sales Agreement dated as of January  1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(g)(ix)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(g)(x)

Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(g)(xi)

Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(g)(xii)

Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(g)(xiii)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

(g)(xiv)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(g)(xv)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(g)(xvi)

Seventeeth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(g)(xvii)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1, 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(h)

Sales Agreement dated as of January 1, 1995 by and among Equico Securities, Inc. (now AXA Advisors, LLC), Equitable Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Registration Statement No. 33-91586 on Form N-4 of Registrant, filed April 26, 1995.

(i)

Administrative Services Agreement as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds, incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

(i)(i)

Amendment No. 1 to the Administrative Services Agreement effective as of March 1, 2018 to the Administrative Services Agreement dated as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

4.	Contracts. (Including Riders and Endorsements)

(a)(1)

Group Annuity Contract AC 5000-83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(a)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983 filed on April 14, 1986.

(a)(2)

Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000-83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated herein by reference to Exhibit 6(a)2 to Post-Effective Amendment No. 4 to Registration No. 2-91983 filed on April 28, 1988.

(a)(3)

Form of Rider 8 to Group Annuity Contract AC 5000-83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(a)3 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

(a)(4)

Form of Rider 9 to Group Annuity Contract AC 5000-83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 4(a)4 to Registration Statement No. 33-76030, filed on March 3, 1994.

(b)(1)

Group Annuity Contract AC 5000-83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated herein by reference to Exhibit 6(b)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(2)

Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000-83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated herein by reference to Exhibit 6(b)2 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(3)

Form of Rider 8 to Group Annuity Contract AC 5000-83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(b)3 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

(b)(4)

Form of Rider 9 to Group Annuity Contract AC 5000-83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 4(b)4 to Registration Statement No. 33-76030, filed on March 3, 1994.

(c)(1)

Retirement Investment Account Master Retirement Trust effective as of January 1, 1979, incorporated herein by reference to Exhibit 6(c)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(c)(2)

Amendment to the Retirement Investment Account Master Retirement Trust effective July 1, 1984, incorporated herein by reference to Exhibit 6(c)3 to Post-Effective Amendment No. 2 to Registration No. 2-9983, filed on April 14, 1986.

(c)(3)

Revised Retirement Investment Account Master Retirement Trust effective as of March 1, 1990, incorporated herein by reference to Exhibit 6(c)3 to Post-Effective Amendment No. 6 to Registration No. 2-91983, filed on April 27, 1990.

(c)(4)

Form of Restated Retirement Investment Account Master Retirement Trust as submitted to the Internal Revenue Service, incorporated herein by reference to Exhibit 6(c)4 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

(d)(1)

Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(d)(2)

Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

(d)(3)

Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

(d)(4)

Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(d)(5)

Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

(d)(6)

Form of Rider No.  5 to Group Annuity Contract No. AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit No.  4(f) to Registration Statement No. 333-26101 on Form N-4 of Registrant, filed on April 29, 1997.

(d)(7)

Rider 11 Attached to and made part of Group Annuity Contract No. AC 6059 between AXA Equitable Life Insurance Company (“AXA Equitable”) and Reliance Trust Company, As Trustee, Contract Holder (form No. APC 10-035-14), previously filed with this Registration Statement on Form N-4 (File No. 333-142456) on April 23, 2015.

(d)(8)	Membership Retirement Program GIO Rider (Form No. APC 10-36-15 AC 6059 Rider 12), incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

5.	Applications.

(a)

Retirement Investment Account Enrollment Forms - Including Participation and Enrollment Agreements, incorporated herein by reference to Exhibit 7(a) to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(1)

Supplementary Agreement to Master Retirement Trust Participation Agreement, incorporated herein by reference to Exhibit 7(b)(1) to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(2)

Supplementary Agreement B to Master Retirement Trust Participation Agreement (RIA Loans), incorporated herein by reference to Exhibit 7(b)(2) to Post-Effective Amendment No. 4 to Registration No. 2-91983, filed on April 28, 1988.

(b)(3)

Form of Supplementary Agreement A to Master Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated herein by reference to Exhibit 7(b)(3) to Post-Effective Amendment No. 4 to Registration No. 2-91983, filed on April 30, 1991.

(b)(4)

Form of Supplementary Agreement to Master Retirement Trust Participation Agreement (The Bond Account), incorporated herein by reference to Exhibit 7(b)(4) to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on April 14, 1986.

(c)	Basic Installation Information Form, dated May, 1989, incorporated herein by reference to Exhibit 7(c) to Post-Effective Amendment No. 9 to Registration Statement No. 2-91983, filed on April 24, 1992.

(d)	RIA Installation Agreement, dated May, 1989, incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 9 to Registration No. 2-91983, filed on April 24, 1992.

(e)

Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 33-17217 and 811-07953), filed on January 15, 2004.

(f)

Exhibit 11(e)(2) (Form of Association Members Retirement Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(g)

Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(h)

Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 2l, l987.

(i)

Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(j)

Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(k)

Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(l)

Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to Exhibit 7(m) to the Registration Statement (File No. 333-114882) on Form N-3 covering Separate Account 4, filed on April 27, 2004.

(m)

Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

6.	Depositor’s Certificate of Incorporation And By-Laws.

(a)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(b)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

7.	Reinsurance Contracts. Not Applicable.

8.	Participation Agreements.

(a)

Exhibit 7(k) (Form of Participation Agreement for the standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

(b)

Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

(c)

Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

(d)

Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

(e)

Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(f)

Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

(g)

Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(h)

Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(i)

Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(j)

Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(k)

Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(l)

Exhibit 7(ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(m)

Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(n)

Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(o)

Exhibit 7(ll) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(p)

Exhibit 7(mm) (Form of Non-Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(q)

Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(r)

Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(s)

Form of Rider No.  6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

(t)

Form of Rider No.  7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

(u)

Form of Rider No.  8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

9.	Legal Opinion.

Opinion of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

10.	Other Opinions.

(a)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(b)	Powers of Attorney filed herewith.

11.	Omitted Financial Statements. Not applicable.

12.	Initial Capital Agreements. Not applicable.

Item 25.	Directors and Officers of the Depositor.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR
DIRECTORS

Ramon de Oliveira	Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
Blue Marble Microinsurance
100 Avenue of the Americas
New York, NY 10013

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 02116

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*Dave S. Hattem	Senior Executive Director and Secretary

*Jeffrey J. Hurd	Senior Executive Director and Chief Operating Officer

*Anders B. Malmstrom	Senior Executive Director and Chief Financial Officer

*Marine de Boucaud	Managing Director and Chief Human Resources Officer

*Kermitt J. Brooks	Senior Executive Director and General Counsel

*Michael B. Healy	Managing Director and Chief Information Officer

*Andrienne Johnson	Managing Director and Chief Transformation Officer

*Keith Floman	Managing Director and Deputy Chief Actuary

*Michel Perrin	Managing Director and Actuary

*Nicholas Huth	Managing Director, Associate General Counsel and Chief Compliance Officer

*Cassie Carl-Rohm	Managing Director and Chief Talent Officer

*William Eckert	Managing Director and Chief Accounting Officer

*Kathryn Ferrero	Managing Director and Chief Marketing Officer

*William MacGregor	Managing Director and Associate General Counsel

*David Karr	Managing Director

*Jimmy Dewayne Lummus	Managing Director and Controller

*Christina Banthin	Managing Director and Associate General Counsel

*Mary Jean Bonadonna	Managing Director

*Eric Colby	Managing Director

*Graham Day	Managing Director

*Ronald Herrmann	Managing Director

*Steven M. Joenk	Managing Director and Chief Investment Officer

*Kenneth KozlowskI	Managing Director

*Susan La Vallee	Managing Director

*Barbara Lenkiewicz	Managing Director

*Carol Macaluso	Managing Director

*James Mellin	Managing Director

*Hillary Menard	Managing Director

*Kurt Meyers	Managing Director and Associate General Counsel

*Prabha (“Mary”) Ng	Managing Director

*James O’Boyle	Managing Director

*Caroline O’Connell	Managing Director, Chief Strategy and Customer Experience Officer

*Robin Raju	Managing Director

*Trey Reynolds	Managing Director

*Theresa Trusskey	Managing Director

*Marc Warshawsky	Managing Director

*Antonio Di Caro	Managing Director

*Glen Gardner	Managing Director

*Shelby Holklister-Share	Managing Director

*Manuel Prendes	Managing Director

*Aaron Sarfatti	Managing Director and Chief Risk Officer

*Stephen Scanlon	Managing Director

*Samuel Schwartz	Managing Director

*Mia Tarpey	Managing Director

*Gina Tyler	Managing Director and Chief Communications Officer

*Stephanie Withers	Managing Director and Chief Auditor

*Yun (“Julia”) Zhang	Managing Director and Treasurer

Item 26.	Persons Controlled by or under Common Control with AXA Equitable or Registrant

Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Account") are each separate accounts of AXA Equitable Life Insurance Company. AXA Equitable, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the "Holding Company").

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2019 is incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 2-30070) on Form N-4 filed April 21, 2020.

Item 27.	Number of Contractowners

As of March 31, 2020 there were 238 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 3,272 participants in the Members Retirement Program all of which are qualified contracts.

Item 28.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CAN, AIG, One Beacon Nationwide, Berkley, Berkshire, SOMPO, CODA (Chubb) and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriter

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

Presently, there is no Principal Underwriter of the Members Retirement Program contracts. AXA Equitable provides marketing and sales services for distribution of the Members Retirement Program contracts. For the Members Retirement Program Contracts, no commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services, based upon first year plan contributions and number of plans sold.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) AXA Advisors, LLC, an affiliate of AXA Equitable and MONY Life Insurance Company of America are the principal underwriters for AXA Equitable's Separate Accounts A, 301, 45, 49, 70, I, FP, AXA Premier VIP Trust and EQ Advisors Trust; and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. AXA Advisors's principal business address is 1290 Avenue of the Americas, NY, NY 10104.

Presently, there is no Principal Underwriter of the Members Retirement Program contracts.

(b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

(i)	AXA ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Ronald Herrmann	Director

*Nicholas B. Lane	Director

*Adam Coe	Director

*Frank Massa	Director and President

*Aaron Sarfatti	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Compliance Officer

*Stephen Lank	Chief Operating Officer

*Patricia Boylan	Broker Dealer and Chief Compliance Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Gina Jones	Vice President and Financial Crime Officer

*Page Pennell	Vice President

*Denise Tedeschi	Assistant Vice President and Assistant Secretary

*James Mellin	Chief Sales Officer

*Nicholas J. Gismondi	Vice President and Controller

*James O’Boyle	Senior Vice President

*Kathryn Ferrero	Vice President

*Prabha (“Mary”) Ng	Chief Information Security Officer

*George Lewandowski	Assistant Vice President and Chief Financial Planning Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Christopher LaRussa	Investment Advisor Chief Compliance Officer

*Christian Cannon	Vice President and General Counsel

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

*Steven Sutter	Vice President and Assistant Treasurer

*Christine Medy	Secretary

*Francesca Divone	Assistant Secretary

* Principal Business Address:

1290 Avenue of the Americas, NY, NY 10104

(c) The information under “Distribution of the Contracts” in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at: 135 West 50th Street New York, New York 10020; 1290 Avenue of the Americas, New York, New York 10104; and 500 Plaza Drive, Secaucus, New Jersey 07094.

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

The Registrant hereby undertakes:

(a)

to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)

to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

(d)

The Depositor represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by The Depositor under the Contract.

SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2020.

AXA EQUITABLE LIFE INSURANCE COMPANY

(Registrant)

By: AXA Equitable Life Insurance Company

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 24th day of April, 2020.

AXA EQUITABLE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom	Senior Executive Director and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Managing Director and Chief Accounting Officer

*DIRECTORS:

Ramon de Oliveira Daniel G. Kaye Kristi A. Matus Mark Pearson	Bertram L. Scott George Stansfield Charles G.T. Stonehill Joan Lamm-Tennant

*By:	/s/ Shane Daly
Shane Daly
Attorney-in-Fact
April 24, 2020